EXECUTION VERSION                $300,000,000   TERM LOAN CREDIT AGREEMENT   among   CAMELOT RETURN MERGER SUB, INC.,   to be merged with and into   CORNERSTONE BUILDING BRANDS, INC.,   as Borrower,   THE LENDERS   FROM TIME TO TIME PARTY HERETO,   and   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent and Collateral Agent,         DEUTSCHE BANK SECURITIES INC.,   UBS SECURITIES LLC,   BARCLAYS BANK PLC,   BNP PARIBAS SECURITIES CORP.,   RBC CAPITAL MARKETS1,   SOCIÉTÉ GÉNÉRALE,   GOLDMAN SACHS BANK USA,   NATIXIS, NEW YORK BRANCH and   JEFFERIES FINANCE LLC,      as Joint Lead Arrangers and Joint Bookrunners      dated as of July 25, 2022      1 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and its   affiliates.
  (i)            Table of Contents   Page   SECTION 1      Definitions   1.1 Defined Terms .................................................................................................................... 1   1.2 Other Definitional and Interpretive Provisions ................................................................. 82   1.3 Designation under Base Intercreditor Agreement ............................................................. 87   1.4 Interest Rates; Benchmark Notification ............................................................................ 88   SECTION 2      Amount and Terms of Commitments   2.1 Initial Term Loans............................................................................................................. 88   2.2 Notes ................................................................................................................................. 89   2.3 Procedure for Initial Term Loan Borrowing ..................................................................... 89   2.4 [Reserved] ......................................................................................................................... 90   2.5 Repayment of Loans ......................................................................................................... 90   2.6 [Reserved] ......................................................................................................................... 91   2.7 [Reserved] ......................................................................................................................... 91   2.8 Incremental Facilities ........................................................................................................ 91   2.9 Permitted Debt Exchanges ................................................................................................ 93   2.10 Extension of Term Loans .................................................................................................. 95   2.11 Specified Refinancing Facilities ....................................................................................... 98   SECTION 3      [Reserved]   SECTION 4      General Provisions Applicable to Loans   4.1 Interest Rates and Payment Dates ................................................................................... 100   4.2 Conversion and Continuation Options ............................................................................ 101   4.3 Minimum Amounts; Maximum Sets .............................................................................. 102   4.4 Optional and Mandatory Prepayments............................................................................ 102   4.5 Administrative Agent’s Fee; Other Fees ......................................................................... 113   4.6 Computation of Interest and Fees ................................................................................... 115   4.7 Inability to Determine Interest Rate ................................................................................ 115   4.8 Pro Rata Treatment and Payments .................................................................................. 116   4.9 Illegality .......................................................................................................................... 117   4.10 Requirements of Law ...................................................................................................... 118   4.11 Taxes ............................................................................................................................... 119

     Table of Contents   (continued)   Page   (ii)            4.12 [Reserved] ....................................................................................................................... 124   4.13 Certain Rules Relating to the Payment of Additional Amounts ..................................... 124   SECTION 5      Representations and Warranties   5.1 Financial Condition ......................................................................................................... 126   5.2 No Change; Solvent ....................................................................................................... 127   5.3 Corporate Existence; Compliance with Law .................................................................. 127   5.4 Corporate Power; Authorization; Enforceable Obligations ............................................ 127   5.5 No Legal Bar ................................................................................................................... 128   5.6 No Material Litigation .................................................................................................... 128   5.7 No Default ....................................................................................................................... 128   5.8 Ownership of Property; Liens ......................................................................................... 128   5.9 Intellectual Property ........................................................................................................ 129   5.10 Taxes ............................................................................................................................... 129   5.11 Federal Regulations ........................................................................................................ 129   5.12 ERISA ............................................................................................................................. 129   5.13 Collateral ......................................................................................................................... 130   5.14 Investment Company Act; Other Regulations ................................................................ 131   5.15 Subsidiaries ..................................................................................................................... 131   5.16 Purpose of Loans............................................................................................................. 131   5.17 Environmental Matters.................................................................................................... 131   5.18 No Material Misstatements ............................................................................................. 132   5.19 Labor Matters .................................................................................................................. 133   5.20 Insurance ......................................................................................................................... 133   5.21 Anti-Terrorism ................................................................................................................ 133   SECTION 6      Conditions Precedent   6.1 Conditions to Initial Extension of Credit ........................................................................ 133   SECTION 7      Affirmative Covenants   7.1 Financial Statements ....................................................................................................... 139   7.2 Statement as to Default ................................................................................................... 141   7.3 [Reserved] ....................................................................................................................... 141   7.4 [Reserved] ....................................................................................................................... 141   7.5 [Reserved] ....................................................................................................................... 141   7.6 [Reserved] ....................................................................................................................... 141
     Table of Contents   (continued)   Page   (iii)            7.7 [Reserved] ....................................................................................................................... 141   7.8 [Reserved] ....................................................................................................................... 141   7.9 Future Subsidiary Guarantors; After-Acquired Property ................................................ 141   7.10 [Reserved] ....................................................................................................................... 143   7.11 [Reserved] ....................................................................................................................... 143   7.12 [Reserved] ....................................................................................................................... 143   7.13 Post-Closing Security Perfection .................................................................................... 143   SECTION 8      Negative Covenants   8.1 Limitation on Indebtedness ............................................................................................. 144   8.2 Limitation on Restricted Payments ................................................................................. 150   8.3 Limitation on Restrictive Agreements ............................................................................ 157   8.4 Limitation on Sales of Assets and Subsidiary Stock ...................................................... 159   8.5 Limitations on Transactions with Affiliates ................................................................... 163   8.6 Limitation on Liens ......................................................................................................... 165   8.7 Limitation on Fundamental Changes .............................................................................. 166   8.8 Change of Control ........................................................................................................... 168   SECTION 9      Events of Default   9.1 Events of Default ............................................................................................................ 170   9.2 Remedies Upon an Event of Default .............................................................................. 172   SECTION 10      The Agents and the Other Representatives   10.1 Appointment ................................................................................................................... 173   10.2 The Administrative Agent and Affiliates ........................................................................ 174   10.3 Action by an Agent ......................................................................................................... 174   10.4 Exculpatory Provisions ................................................................................................... 175   10.5 Acknowledgement and Representations by Lenders ...................................................... 176   10.6 Indemnity; Reimbursement by Lenders .......................................................................... 177   10.7 Right to Request and Act on Instructions ....................................................................... 177   10.8 Collateral Matters ............................................................................................................ 178   10.9 Successor Agent .............................................................................................................. 181   10.10 [Reserved] ....................................................................................................................... 182   10.11 Withholding Tax ............................................................................................................. 182   10.12 Other Representatives ..................................................................................................... 183   10.13 Administrative Agent May File Proofs of Claim ............................................................ 183

     Table of Contents   (continued)   Page   (iv)            10.14 Application of Proceeds .................................................................................................. 183   10.15 Certain ERISA Matters ................................................................................................... 184   SECTION 11      Miscellaneous   11.1 Amendments and Waivers .............................................................................................. 186   11.2 Notices ............................................................................................................................ 194   11.3 No Waiver; Cumulative Remedies ................................................................................. 195   11.4 Survival of Representations and Warranties ................................................................... 196   11.5 Payment of Expenses and Taxes ..................................................................................... 196   11.6 Successors and Assigns; Participations and Assignments .............................................. 197   11.7 Adjustments; Set-off; Calculations; Computations ........................................................ 210   11.8 Judgment ......................................................................................................................... 211   11.9 Counterparts .................................................................................................................... 212   11.10 Severability ..................................................................................................................... 212   11.11 Integration ....................................................................................................................... 212   11.12 Governing Law ............................................................................................................... 212   11.13 Submission to Jurisdiction; Waivers ............................................................................... 212   11.14 Acknowledgements ......................................................................................................... 213   11.15 Waiver of Jury Trial ........................................................................................................ 214   11.16 Confidentiality ................................................................................................................ 214   11.17 Incremental Indebtedness; Additional Indebtedness ...................................................... 215   11.18 USA PATRIOT Act Notice ............................................................................................ 215   11.19 Electronic Execution of Assignments and Certain Other Documents ............................ 216   11.20 Reinstatement .................................................................................................................. 216   11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 216
  (v)            SCHEDULES   A -- Commitments and Addresses   5.4 -- Consents Required   5.6 -- Litigation   5.8 -- Real Property   5.9 -- Intellectual Property Claims   5.15 -- Subsidiaries   5.17 -- Environmental Matters   5.20 -- Insurance   7.1 -- Website Address for Electronic Financial Reporting   7.13 -- Post-Closing Collateral Requirements      EXHIBITS   A -- Form of Term Loan Note   B -- Form of Guarantee and Collateral Agreement   C -- [Reserved]   D -- Form of U.S. Tax Compliance Certificate   E -- Form of Assignment and Acceptance   F -- Form of Secretary’s Certificate   G -- Form of Officer’s Certificate   H -- Form of Solvency Certificate   I-1 -- Form of Increase Supplement   I-2 -- Form of Lender Joinder Agreement   J -- Form of Junior Lien Intercreditor Agreement   K -- Form of Affiliated Lender Assignment and Assumption   L -- [Reserved]   M -- [Reserved]   N -- Form of Acceptance and Prepayment Notice   O -- Form of Discount Range Prepayment Notice   P -- Form of Discount Range Prepayment Offer   Q -- Form of Solicited Discounted Prepayment Notice   R -- Form of Solicited Discounted Prepayment Offer   S -- Form of Specified Discount Prepayment Notice   T -- Form of Specified Discount Prepayment Response

  1            TERM LOAN CREDIT AGREEMENT, dated as of July 25, 2022, among   CAMELOT RETURN MERGER SUB, INC., a Delaware corporation (prior to the Camelot   Merger (as defined in Subsection 1.1) and as further defined in Subsection 1.1, the “Merger   Sub”, and as further defined in Subsection 1.1, the “Borrower”), the several banks and other   financial institutions from time to time party hereto (as further defined in Subsection 1.1, the   “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in   such capacity and as further defined in Subsection 1.1, the “Administrative Agent”) for the   Lenders hereunder and as collateral agent (in such capacity and as further defined in Subsection   1.1, the “Collateral Agent”) for the Secured Parties (as defined in Subsection 1.1).   W I T N E S S E T H:   WHEREAS, to consummate the transactions contemplated by the Camelot   Acquisition Agreements, the Borrower will (A) enter into this Agreement to borrow Initial Term   Loans in an aggregate principal amount of $300,000,000 (unless reduced in accordance with   Subsection 6.1(b)), (B) enter into the Camelot ABL Amendment to borrow additional amounts   and to cause certain letters of credit to be issued under the Senior ABL Agreement and (C) issue   the Senior Secured Notes, under the Senior Secured Notes Indenture, generating aggregate gross   proceeds of up to $710,000,000 (unless reduced in accordance with Subsection 6.1(b)); and   WHEREAS, the cash proceeds of the Equity Contribution, the Initial Term Loans,   any ABL Facility Loans made on the Closing Date, any revolving loans made under the Senior   Cash Flow Agreement and the issuance of the Senior Secured Notes will be used on or after the   Closing Date, inter alia, to consummate the Transactions, and to pay fees, premiums and   expenses incurred in connection with the Transactions.   NOW, THEREFORE, in consideration of the premises and the mutual agreements   contained herein, the parties hereto agree as follows:   SECTION 1      Definitions   1.1 Defined Terms. As used in this Agreement, the following terms shall have   the following meanings:   “ABL Collateral Obligations”: the “ABL Collateral Obligations” as defined in   the Base Intercreditor Agreement or the equivalent term in any Other Intercreditor Agreement.   “ABL Facility Documents”: the “Loan Documents” as defined in the Senior ABL   Agreement, as the same may be amended, supplemented, waived, otherwise modified, extended,   renewed, refinanced or replaced from time to time.   “ABL Facility Loans”: the loans borrowed under the Senior ABL Facility.   “ABL Priority Collateral”: as defined in the Base Intercreditor Agreement   whether or not the same remains in full force and effect.
  2            “ABR Loans”: Loans to which the rate of interest applicable is based upon the   Alternate Base Rate.   “ABR Term SOFR Determination Day”: as defined in clause (b) of the definition   of “Term SOFR Rate”.   “Acceptable Discount”: as defined in Subsection 4.4(l)(iv)(2).   “Acceptable Prepayment Amount”: as defined in Subsection 4.4(l)(iv)(3).   “Acceptance and Prepayment Notice”: a written notice from the Borrower setting   forth the Acceptable Discount pursuant to Subsection 4.4(l)(iv)(2) substantially in the form of   Exhibit N hereto.   “Acceptance Date”: as defined in Subsection 4.4(l)(iv)(2).   “Acknowledging Party”: as defined in Subsection 11.21.   “Acquired Indebtedness”: Indebtedness of a Person (i) existing at the time such   Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from   such Person, in each case other than Indebtedness Incurred in connection with, or in   contemplation of, such Person becoming a Subsidiary or such acquisition of assets. Acquired   Indebtedness shall be deemed to be Incurred on the date of the related acquisition of assets from   any Person or the date the acquired Person becomes a Subsidiary.   “Acquisition Coverage Ratio Tested Committed Amount”: as defined in   Subsection 8.1(b)(xi).   “Acquisition Indebtedness”: Indebtedness of (i) the Borrower or any Restricted   Subsidiary Incurred to finance or refinance, or otherwise Incurred in connection with any   acquisition of assets (including Capital Stock), business or Person, or any merger or   consolidation of any Person with or into the Borrower or any Restricted Subsidiary, or (ii) any   Person that is acquired by or merged or consolidated with or into the Borrower or any Restricted   Subsidiary (including Indebtedness thereof Incurred in connection with any such acquisition,   merger or consolidation).   “Acquisition Leverage Ratio Tested Committed Amount”: as defined in   Subsection 8.1(b)(xi).   “Additional Agent”: as defined in the Base Intercreditor Agreement, any Junior   Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable.   “Additional Assets”: (i) any property or assets that replace the property or assets   that are the subject of an Asset Disposition; (ii) any property or assets (other than Indebtedness   and Capital Stock) used or to be used by the Borrower or a Restricted Subsidiary or otherwise   useful in a Related Business, and any capital expenditures in respect of any property or assets   already so used; (iii) the Capital Stock of a Person that is engaged in a Related Business and   becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the

  3            Borrower or another Restricted Subsidiary; or (iv) Capital Stock of any Person that at such time   is a Restricted Subsidiary acquired from a third party.   “Additional Incremental Lender”: as defined in Subsection 2.8(b).   “Additional Indebtedness”: as defined in the Base Intercreditor Agreement, any   Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable.   “Additional Specified Refinancing Lender”: as defined in Subsection 2.11(b).   “Administrative Agent”: as defined in the Preamble hereto and shall include any   successor to the Administrative Agent appointed pursuant to Subsection 10.9.   “Affected Daily Simple SOFR Rate”: as defined in Subsection 4.7.   “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK   Financial Institution.   “Affected Loans”: as defined in Subsection 4.9.   “Affected Term SOFR Rate”: as defined in Subsection 4.7.   “Affiliate”: as to any specified Person, any other Person, directly or indirectly,   controlling or controlled by or under direct or indirect common control with such specified   Person. For the purposes of this definition, “control” when used with respect to any Person   means the power to direct the management and policies of such Person, directly or indirectly,   whether through the ownership of voting securities, by contract or otherwise; and the terms   “controlling” and “controlled” have meanings correlative to the foregoing.   “Affiliate Transaction”: as defined in Subsection 8.5(a).   “Affiliated Debt Fund”: any Affiliated Lender that is primarily engaged in, or   advises funds or other investment vehicles that are engaged in, making, purchasing, holding or   otherwise investing in commercial loans, notes, bonds and similar extensions of credit or   securities in the ordinary course or any Affiliated Lender that is a captive insurance company, so   long as (i) any such Affiliated Lender is managed as to day-to-day matters (but excluding, for the   avoidance of doubt, as to strategic direction and similar matters) independently from the Sponsor   and any Affiliate of the Sponsor that is not primarily engaged in the investing activities described   above, (ii) any such Affiliated Lender has in place customary information screens between it and   the Sponsor and any Affiliate of the Sponsor that is not primarily engaged in the investing   activities described above, and (iii) none of Holdings, the Borrower or any of its Subsidiaries   directs or causes the direction of the investment policies of such entity.   “Affiliated Lender”: any Lender that is a Permitted Affiliated Assignee.   “Affiliated Lender Assignment and Assumption”: as defined in Subsection   11.6(h)(i)(1).
  4            “After Acquired Property”: any and all assets or property (other than Excluded   Assets) acquired by the Borrower or any Subsidiary Guarantor after the Closing Date that   constitutes or is required to constitute Collateral.   “Agents”: the collective reference to the Administrative Agent and the Collateral   Agent, and “Agent” shall mean any of them.   “Agreement”: this Credit Agreement, as amended, supplemented, waived or   otherwise modified from time to time.   “AHYDO Saver Interest Period”: as defined in the definition of “Interest Period.”   “Alternate Base Rate”: for any day, a fluctuating rate per annum equal to the   greatest of (a) the Base Rate in effect on such day (which, if less than 0.00%, shall be deemed to   be 0.00%), (b) the NYFRB Rate in effect on such day plus 0.50%, and (c) the Term SOFR Rate   for an Interest Period of one-month beginning on such day (or if such day is not a Business Day,   on the immediately preceding Business Day) (determined as if the relevant ABR Loan were a   Term SOFR Rate Loan) plus 1.00%. If the Administrative Agent shall have determined (which   determination shall be conclusive absent manifest error) that it is unable to ascertain the NYFRB   Rate or the Term SOFR Rate for any reason, including the inability or failure of the   Administrative Agent to obtain sufficient quotations in accordance with the terms of the   definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c)   above, as the case may be, of the preceding sentence until the circumstances giving rise to such   inability no longer exist. Any change in the Alternate Base Rate due to a change in the Base   Rate, the NYFRB Rate or the Term SOFR Rate shall be effective on the effective date of such   change in the Base Rate, the NYFRB Rate or the Term SOFR Rate, respectively.   “Alternate Offer”: as defined in Subsection 8.8(d).   “Amendment”: as defined in Subsection 8.3(c).   “Applicable Discount”: as defined in Subsection 4.4(l)(iii)(2).   “Applicable Margin”: in respect of Initial Term Loans (i) with respect to ABR   Loans, 4.625% per annum, and (ii) with respect to Daily Simple SOFR Rate and Term SOFR   Rate Loans, 5.625% per annum.   “Approved Commercial Bank”: a commercial bank with a consolidated   combined capital and surplus of at least $5,000,000,000.   “Approved Fund”: as defined in Subsection 11.6(b).   “Asset Disposition”: any sale, lease, transfer, Division or other disposition of   shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares, or (in   the case of a Foreign Subsidiary) to the extent required by any applicable law), property or other   assets (each referred to for the purposes of this definition as a “disposition”) by the Borrower or   any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation   or similar transaction) other than (i) a disposition to the Borrower or a Restricted Subsidiary,

  5            (ii) a disposition in the ordinary course of business (including in connection with any factoring   agreement or similar arrangements), (iii) a disposition of Cash Equivalents, Investment Grade   Securities or Temporary Cash Investments, (iv) the sale or discount (with or without recourse,   and on customary or commercially reasonable terms, as determined by the Borrower in good   faith, which determination shall be conclusive) of accounts receivable or notes receivable   (including ancillary rights pertaining thereto) which have arisen in the ordinary course of   business, or the conversion or exchange of accounts receivable for notes receivable, (v) any   Restricted Payment Transaction, (vi) a disposition that is governed by Subsection 8.7, (vii) any   Financing Disposition, (viii) any “fee in lieu” or other disposition of assets to any Governmental   Authority that continue in use by the Borrower or any Restricted Subsidiary, so long as the   Borrower or any Restricted Subsidiary may obtain title to such assets upon reasonable notice by   paying a nominal fee, (ix) any exchange of property pursuant to or intended to qualify under   Section 1031 (or any successor section) of the Code, or any exchange of equipment to be leased,   rented or otherwise used in a Related Business, (x) any financing transaction with respect to   property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date,   including any sale/leaseback transaction or asset securitization, (xi) any disposition arising from   foreclosure, condemnation, eminent domain, compulsory purchase, enforcement or similar action   with respect to any property or other assets, or exercise of termination rights under any lease,   license, concession or other agreement, or necessary or advisable (as determined by the   Borrower in good faith, which determination shall be conclusive) in order to consummate any   acquisition of (or any merger, consolidation, amalgamation or other business combination with   or into) any Person, business or assets, or pursuant to buy/sell arrangements under any joint   venture or similar agreement or arrangement, or of non-core assets acquired in connection with   any acquisition of any Person, business or assets or any Investment, (xii) any disposition of   Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary, (xiii) a disposition   of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or   to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted   Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and   assets (having been newly formed in connection with such acquisition), entered into in   connection with such acquisition, (xiv) a disposition of not more than 5.0% of the outstanding   Capital Stock of a Foreign Subsidiary that has been approved by the Board of Directors, (xv) any   disposition or series of related dispositions for aggregate consideration not to exceed the greater   of $120,000,000 and 13.50% of Four Quarter Consolidated EBITDA (as of the date on which a   binding commitment for such disposition was entered into), (xvi) any Exempt Sale and   Leaseback Transaction, (xvii) the abandonment or other disposition of any patent, trademark or   other intellectual property or application that is, in the good faith determination of the Borrower,   which determination shall be conclusive, no longer economically reasonable to maintain or   useful in the conduct of the business of the Borrower and its Subsidiaries taken as a whole,   (xviii) any license, sublicense or other grant of rights in or to any trademark, copyright, patent or   other intellectual property, (xix) the creation or granting of any Lien permitted under this   Agreement, (xx) any sale of property or assets, if the acquisition of such property or assets was   financed with Excluded Contributions, (xxi) any exchange of assets (including a combination of   assets and Cash Equivalents, Investment Grade Securities and Temporary Cash Investments) for   assets used or useful in a Related Business (or Capital Stock of a Person that will be a Restricted   Subsidiary following such transaction) of comparable or greater fair market value (as determined   by the Borrower in good faith, which determination shall be conclusive) or (xxii) a disposition in
  6            connection with the Membership Interest Purchase Agreement, dated as of April 10, 2022 (as   amended, supplemented, waived or otherwise modified from time to time), by and between   Cornerstone Building Brands and BlueScope Steel North America Corporation.   “Assignee”: as defined in Subsection 11.6(b)(i).   “Assignment and Acceptance”: an Assignment and Acceptance, substantially in   the form of Exhibit E hereto.   “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the   applicable Resolution Authority in respect of any liability of an Affected Financial Institution.   “Bail-In Legislation”: (a) with respect to any EEA Member Country   implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law,   regulation, rule or requirement for such EEA Member Country from time to time which is   described in the EU Bail-In Legislation Schedule or (b) with respect to the United Kingdom, Part   I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law,   regulation or rule applicable in the United Kingdom relating to the resolution of unsound or   failing banks, investment firms or other financial institutions or their affiliates (other than   through liquidation, administration or other insolvency proceedings).   “Bank Products Agreement”: any agreement pursuant to which a bank or other   financial institution or other Person agrees to provide (a) treasury services, (b) credit card, debit   card, merchant card, purchasing card, stored value card, non-card electronic payable or other   similar services (including the processing of payments and other administrative services with   respect thereto), (c) cash management or related services (including controlled disbursements,   automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop   payment, electronic funds transfer, information reporting, wire transfer and interstate depository   network services) and (d) other banking, financial or treasury products or services as may be   requested by the Borrower or any Restricted Subsidiary (other than letters of credit and other   than loans and advances except indebtedness arising from services described in clauses (a)   through (c) of this definition), including, for the avoidance of doubt, bank guarantees.   “Bank Products Obligations”: of any Person means the obligations of such   Person pursuant to any Bank Products Agreement.   “Bank Recovery and Resolution Directive”: Directive 2014/59/EU of the   European Parliament and of the Council of the European Union.   “Bankruptcy Law”: Title 11, United States Code, or any similar Federal, state or   foreign law for the relief of debtors.   “Bankruptcy Proceeding”: as defined in Subsection 11.6(h)(iv).   “Base Intercreditor Additional Indebtedness Designation”: the Additional   Indebtedness Designation, dated as of the Closing Date, executed and delivered by the Borrower   with respect to the Term Loan Facility Obligations and the Obligations under the Senior Secured   Notes Documents.

  7            “Base Intercreditor Agreement”: the Intercreditor Agreement, dated as of April   12, 2018, by and between the Senior ABL Agent (in its capacity as collateral agent under the   Senior ABL Facility) and the Senior Cash Flow Agent (in its capacity as collateral agent under   the Senior Cash Flow Facility), and acknowledged by the Borrower and certain of the   Guarantors, as amended by the Base Intercreditor Joinder, and as further amended, restated,   supplemented, waived or otherwise modified from time to time in accordance with the terms   hereof and thereof.   “Base Intercreditor Joinder”: the Additional Indebtedness Joinder, dated as of the   Closing Date, among the Senior ABL Agent, the Senior Cash Flow Agent, the Senior Secured   Notes Agent and the Collateral Agent.   “Base Rate”: for any day, a rate per annum that is equal to the corporate base rate   of interest established by the Administrative Agent as its “prime rate” in effect at its principal   office in New York City on such day; each change in the Base Rate shall be effective on the date   such change is effective. The corporate base rate is not necessarily the lowest rate charged by   the Administrative Agent to its customers.   “Benchmark Replacement Conforming Changes”: with respect to either the use   or administration of Term SOFR Rate, SOFR or any replacement rate adopted in accordance   with the terms of this Agreement or the use, administration or implementation of any such   replacement rate, any technical, administrative or operational changes (including changes to the   definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S.   Government Securities Business Day,” the definition of “Interest Period” or any similar or   analogous definition (or the addition of a concept of “interest period”), timing and frequency of   determining rates and making payments of interest, timing of borrowing requests or prepayment,   conversion or continuation notices, the applicability and length of lookback periods, the   applicability of breakage provisions, and other technical, administrative or operational matters)   that the Administrative Agent decides with the consent of the Borrower may be appropriate to   reflect the adoption and implementation of any such rate or to permit the use, administration or   implementation thereof by the Administrative Agent in a manner substantially consistent with   market practice (or, if the Administrative Agent decides that adoption of any portion of such   market practice is not administratively feasible or if the Administrative Agent determines that no   market practice for the administration of any such rate exists, in such other manner of   administration as the Administrative Agent decides with the consent of the Borrower is   reasonably necessary in connection with the administration of this Agreement and the other Loan   Documents).   “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3)   of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the   Code to which Section 4975 of the Code applies or (c) any Person whose assets include (for   purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section   4975 of the Code) the assets of any such “employee benefit plan” or “plan”.   “Benefited Lender”: as defined in Subsection 11.7(a).
  8            “BHC Act Affiliate”: the meaning assigned to the term “affiliate” in, and shall be   interpreted in accordance with, 12 U.S.C. § 1841(k).   “Board”: the Board of Governors of the Federal Reserve System.   “Board of Directors”: for any Person, the board of directors or other governing   body of such Person or, if such Person does not have such a board of directors or other governing   body and is owned or managed by a single entity, the board of directors or other governing body   of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such   board of directors or other governing body. Unless otherwise provided, “Board of Directors”   means the Board of Directors of the Borrower.   “Borrower”: (a) prior to the Camelot Merger, Merger Sub and (b) following the   Camelot Merger, Cornerstone Building Brands as successor to the Camelot Merger, and any   successor in interest thereto permitted hereunder.   “Borrower Materials”: as defined in Subsection 11.2(e).   “Borrower Offer of Specified Discount Prepayment”: the offer by the Borrower   to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to   Subsection 4.4(l)(ii).   “Borrower Solicitation of Discount Range Prepayment Offers”: the solicitation   by the Borrower of offers for, and the corresponding acceptance, if any, by a Lender of, a   voluntary prepayment of Term Loans at a specified range at a discount to par pursuant to   Subsection 4.4(l)(iii).   “Borrower Solicitation of Discounted Prepayment Offers”: the solicitation by the   Borrower of offers for, and the corresponding acceptance, if any, by a Lender of, a voluntary   prepayment of Term Loans at a discount to par pursuant to Subsection 4.4(l)(iv).   “Borrowing”: the borrowing of one Type of Loan of a single Tranche and   currency from all the Lenders having Commitments or other commitments of the respective   Tranche on a given date (or resulting from a conversion or conversions on such date) having, in   the case of Term SOFR Rate Loans, the same Interest Period.   “Borrowing Base”: the sum of (1) 90.0% of the book value of Inventory of the   Borrower and its Restricted Subsidiaries, (2) 90.0% of the book value of Receivables of the   Borrower and its Restricted Subsidiaries, (3) 85.0% of the book value (or, if higher, appraised   value) of Real Property of the Borrower and its Restricted Subsidiaries and (4) cash, Cash   Equivalents and Temporary Cash Investments of the Borrower and its Restricted Subsidiaries (in   each case, determined as of the end of the most recently ended Fiscal Month of the Borrower for   which internal consolidated financial statements of the Borrower are available, and, in the case of   any determination relating to any Incurrence of Indebtedness, on a pro forma basis including   (x) any property or assets of a type described above acquired since the end of such Fiscal Month   and (y) any property or assets of a type described above being acquired in connection therewith).

  9            “Borrowing Date”: any Business Day specified in a notice delivered pursuant to   Subsection 2.3 as a date on which the Borrower requests the Lenders to make Loans hereunder.   “Business Day”: a day other than a Saturday, Sunday or other day on which   commercial banks in New York, New York are authorized or required by law to close, except   that when used in connection with a Daily Simple SOFR Rate Loan or Term SOFR Rate Loan,   “Business Day” shall mean any Business Day on which dealings in Dollars between banks may   be carried on in New York, New York.   “Camelot ABL Amendment”: as defined in the definition of “Senior ABL   Agreement”.   “Camelot Acquisition”: collectively, the Camelot Merger and the Camelot   CD&R Share Purchase.   “Camelot Acquisition Agreements”: collectively, the Camelot Merger Agreement   and the Camelot CD&R Share Purchase Agreement.   “Camelot CD&R Share Purchase”: the direct or indirect acquisition by Holdings   of all of the issued and outstanding equity interests of Cornerstone Building Brands held by the   CD&R Fund VIII Sellers.   “Camelot CD&R Share Purchase Agreement”: the Share Purchase Agreement,   dated as of March 5, 2022, among Holdings and the CD&R Fund VIII Sellers, as the same may   be amended, supplemented, waived or otherwise modified from time to time in accordance with   this Agreement.   “Camelot Merger”: the merger of Merger Sub with and into Cornerstone   Building Brands, with Cornerstone Building Brands being the survivor of such merger.   “Camelot Merger Agreement”: the Agreement and Plan of Merger, dated as of   March 5, 2022, among Holdings, Merger Sub and Cornerstone Building Brands, as the same may   be amended, supplemented, waived or otherwise modified from time to time in accordance with   this Agreement.   “Capital Stock”: as to any Person, any and all shares or units of, rights to   purchase, warrants or options for, or other equivalents of or interests in (however designated)   equity of such Person, including any Preferred Stock, but excluding any debt securities   convertible into such equity.   “Captive Insurance Subsidiary”: any Subsidiary of the Borrower that is subject to   regulation as an insurance company or captive insurance company (or any Subsidiary of any of   the foregoing).   “Cash Equivalents”: any of the following: (a) money, (b) securities issued or   fully guaranteed or insured by the United States of America, Canada, the United Kingdom,   Japan, Switzerland or a member state of the European Union or any agency or instrumentality of   any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any bank or
  10            other institutional lender under a Credit Facility or any affiliate thereof or (ii) any commercial   bank having capital and surplus in excess of $250,000,000 (or the foreign currency equivalent   thereof as of the date of such investment) and the commercial paper of the holding company of   which is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent   thereof by Moody’s (or, if at such time neither is issuing ratings, a comparable rating of another   nationally recognized rating agency), (d) repurchase obligations with a term of not more than 10   days for underlying securities of the types described in clauses (b) and (c) above entered into   with any financial institution meeting the qualifications specified in clause (c)(i) or (c)(ii) above,   (e) money market instruments, commercial paper or other short-term obligations rated at least A-   2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or, if at   such time neither is issuing ratings, a comparable rating of another nationally recognized rating   agency), (f) investments in money market funds subject to the risk limiting conditions of Rule   2a-7 or any successor rule of the SEC under the Investment Company Act, (g) investment funds   investing at least 90.0% of their assets in cash equivalents of the types described in clauses (a)   through (f) above (which funds may also hold cash pending investment and/or distribution),   (h) investments similar to any of the foregoing denominated in foreign currencies approved by   the Board of Directors and (i) solely with respect to any Captive Insurance Subsidiary, any   investment that any such Person is permitted to make in accordance with applicable law.   “Cash Flow Collateral Obligations”: the “Cash Flow Collateral Obligations” as   defined in the Base Intercreditor Agreement or the equivalent term in any Other Intercreditor   Agreement.   “Cash Flow Priority Collateral”: as defined in the Base Intercreditor Agreement,   whether or not the same remains in full force and effect.   “CD&R”: Clayton, Dubilier & Rice, LLC, a Delaware limited liability company,   and any successor in interest thereto, and any successor to its investment management business.   “CD&R Expense Reimbursement Agreement”: the Expense Reimbursement   Agreement, dated as of April 12, 2018, by and among Cornerstone Building Brands and/or one   or more of its Subsidiaries, on the one hand, and CD&R, on the other hand, pursuant to which   CD&R shall be entitled to expense reimbursement from Topco and/or one or more of its   Subsidiaries, for certain consulting services, as the same may be amended, supplemented, waived   or otherwise modified from time to time so long as such amendment, supplement, waiver or   modification complies with this Agreement (including Subsection 8.5 (for the avoidance of   doubt, other than by reason of Subsection 8.5(b)(vii))).   “CD&R Fund VIII Sellers”: collectively, (i) Clayton, Dubilier & Rice Fund VIII,   L.P., a Cayman Islands exempted limited partnership, and any successor in interest thereto, and   (ii) CD&R Friends & Family Fund VIII, L.P., a Cayman Islands exempted limited partnership,   and any successor in interest thereto.   “CD&R Indemnification Agreement”: the Indemnification Agreement, dated as   of April 12, 2018, by and among Cornerstone Building Brands and/or one or more of its   Subsidiaries, certain CD&R Investors and CD&R and the other parties thereto, as the same may   be amended, supplemented, waived or otherwise modified from time to time.

  11            “CD&R Investors”: collectively, (i) Clayton, Dubilier & Rice Fund X, L.P., a   Cayman Islands exempted limited partnership, and any successor in interest thereto, (ii) Clayton,   Dubilier & Rice Fund X-A, L.P., a Cayman Islands exempted limited partnership, and any   successor in interest thereto, (iii) CD&R Advisor Fund X, L.P., a Cayman Islands exempted   limited partnership, and any successor in interest thereto, (iv) CD&R Associates X, L.P., a   Cayman Islands exempted limited partnership, and any successor in interest thereto, (v) CD&R   Investment Associates X, Ltd., a Cayman Islands exempted company, and any successor in   interest thereto, (vi) CD&R Pisces Holdings, L.P., a Cayman Islands exempted limited   partnership, and any successor in interest thereto, (vii) Camelot Return GP, LLC, a Delaware   limited liability company, and any successor in interest thereto, and (viii) any Affiliate of any   CD&R Investor identified in clauses (i) through (vii) of this definition.   “CDD Rule”: the Customer Due Diligence Requirements for Financial   Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network   under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as   amended from time to time).   “Change in Law”: as defined in Subsection 4.11(a).   “Change of Control”:   (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the   Exchange Act, as in effect on the Closing Date), other than one or more Permitted Holders or a   Parent Entity, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the   Exchange Act, as in effect on the Closing Date), directly or indirectly, of more than 50.0% of the   total voting power of the Voting Stock of the Borrower; provided that (x) so long as the   Borrower is a Subsidiary of any Parent Entity, no “person” shall be deemed to be or become a   “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of the   Borrower unless such “person” shall be or become a “beneficial owner” of more than 50.0% of   the total voting power of the Voting Stock of such Parent Entity (other than a Parent Entity that   is a Subsidiary of another Parent Entity) and (y) any Voting Stock of which any Permitted   Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which   any such “person” is the “beneficial owner”; or   (ii) the Borrower sells or transfers, in one or a series of related transactions, all   or substantially all of the assets of the Borrower and its Restricted Subsidiaries to, another Person   (other than one or more Permitted Holders) and any “person” (as defined in clause (i) above),   other than one or more Permitted Holders or any Parent Entity, is or becomes the “beneficial   owner” (as so defined), directly or indirectly, of more than 50.0% of the total voting power of the   Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be;   provided that (x) so long as such transferee Person is a Subsidiary of a parent Person, no   “person” shall be deemed to be or become a “beneficial owner” of more than 50.0% of the total   voting power of the Voting Stock of such transferee Person unless such “person” shall be or   become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock   of such parent Person (other than a parent Person that is a Subsidiary of another parent Person)   and (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in   any case be included in any Voting Stock of which any such “person” is the beneficial owner.
  12            For the purpose of this definition, so long as at the time of any Minority Business   Disposition or any Minority Business Offering the Minority Business Disposition Condition is   met, the Minority Business Assets shall not be deemed at any time to constitute all or   substantially all of the assets of the Borrower and its Restricted Subsidiaries, and any sale or   transfer of all or any part of the Minority Business Assets (whether directly or indirectly, whether   by sale or transfer of any such assets, or of any Capital Stock or other interest in any Person   holding such assets, or by merger or consolidation or any combination thereof, and whether in   one or more transactions, or otherwise, including any Minority Business Offering or any   Minority Business Disposition) shall not be deemed at any time to constitute a sale or transfer of   all or substantially all of the assets of the Borrower and its Restricted Subsidiaries. The   Transactions shall not constitute or give rise to a Change of Control.   “Change of Control Offer”: as defined in Subsection 8.8(c).   “Change of Control Payment”: as defined in Subsection 8.8(a).   “Claim”: as defined in Subsection 11.6(h)(iv).   “Closing Date”: the date on which all the conditions precedent set forth in   Subsection 6.1 shall be satisfied or waived.   “Closing Date Material Adverse Effect”: a “Material Adverse Effect” (as defined   in the Camelot Merger Agreement).   “Code”: the Internal Revenue Code of 1986, as amended from time to time.   “Collateral”: all of the assets and properties subject to the Liens created by the   Security Documents.   “Collateral Agent”: as defined in the Preamble hereto and shall include any   successor to the Collateral Agent appointed pursuant to Subsection 10.9.   “Collateral Representative”: (i) if the Base Intercreditor Agreement is then in   effect, the ABL Collateral Representative (as defined therein, with respect to ABL Priority   Collateral) and the Cash Flow Collateral Representative (as defined therein, with respect to Cash   Flow Priority Collateral), (ii) if any Junior Lien Intercreditor Agreement is then in effect, the   Senior Priority Representative (as defined therein) and (iii) if any Other Intercreditor Agreement   is then in effect, the Person acting as representative for the Collateral Agent and the Secured   Parties thereunder for the applicable purpose contemplated by this Agreement and the Guarantee   and Collateral Agreement.   “Collection Amounts”: as defined in Section 10.14.   “Commitment”: as to any Lender, such Lender’s Initial Term Loan Commitments   and Incremental Commitments, as the context requires.   “Committed Lenders”: Deutsche Bank AG New York Branch, UBS AG,   Stamford Branch, Barclays Bank PLC, BNP Paribas, Royal Bank of Canada, Société Générale,

  13            Goldman Sachs Bank USA, Natixis, New York Branch, Jefferies Finance LLC, Apollo Capital   Management, L.P, Blackstone Alternative Credit Advisors LP and Arawak X, L.P.   “Commodities Agreement”: in respect of a Person, any commodity futures   contract, forward contract, option or similar agreement or arrangement (including derivative   agreements or arrangements), as to which such Person is a party or beneficiary.   “Commonly Controlled Entity”: an entity, whether or not incorporated, which is   under common control with the Borrower within the meaning of Section 4001 of ERISA or is   part of a group which includes the Borrower and which is treated as a single employer under   Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section   412 of the Code, is treated as a single employer under Sections 414(m) and (o) of the Code.   “Conduit Lender”: any special purpose corporation organized and administered   by any Lender for the purpose of making Loans otherwise required to be made by such Lender   and designated by such Lender in a written instrument delivered to the Administrative Agent (a   copy of which shall be provided by the Administrative Agent to the Borrower on request);   provided that the designation by any Lender of a Conduit Lender shall not relieve the designating   Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if,   for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and   not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and   waivers required or requested under this Agreement with respect to its Conduit Lender; provided,   further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to   any provision of this Agreement, including Subsection 4.10, 4.11 or 11.5, than the designating   Lender would have been entitled to receive in respect of the extensions of credit made by such   Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder,   (b) be deemed to have any Commitment or (c) be designated if such designation would otherwise   increase the costs of any Facility or Tranche to the Borrower.   “Consolidated Coverage Ratio”: as of any date of determination, the ratio of   (i) Four Quarter Consolidated EBITDA as of such date to (ii) Consolidated Interest Expense for   the period of the most recent four consecutive Fiscal Quarters of the Borrower ending prior to the   date of such determination for which consolidated financial statements of the Borrower are   available (determined for any fiscal quarter (or portion thereof) ending prior to the Closing Date,   on a pro forma basis to give effect to the Transactions as if they had occurred at the beginning of   such four-quarter period); provided that   (1) if, since the beginning of such period, the Borrower or any Restricted   Subsidiary has Incurred any Indebtedness or the Borrower has issued any Designated   Preferred Stock that remains outstanding on such date of determination or if the   transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an   Incurrence of Indebtedness by the Borrower or any Restricted Subsidiary or an issuance   of Designated Preferred Stock of the Borrower, Four Quarter Consolidated EBITDA and   Consolidated Interest Expense for such period shall be calculated after giving effect on a   pro forma basis to such Indebtedness or Designated Preferred Stock as if such   Indebtedness or Designated Preferred Stock had been Incurred or issued, as applicable,   on the first day of such period (except that in making such computation, the amount of
  14            Indebtedness under any revolving credit facility outstanding on the date of such   calculation shall be computed based on (A) the average daily balance of such   Indebtedness during such four fiscal quarters or such shorter period for which such   facility was outstanding or (B) if such facility was created after the end of such four fiscal   quarters, the average daily balance of such Indebtedness during the period from the date   of creation of such facility to the date of such calculation; provided that, in the case of   both of clauses (A) and (B), the Initial Revolving Commitments (as defined in the Senior   Cash Flow Agreement) as of the Closing Date and the Senior ABL Facility as of the   Closing Date shall be treated as if they were in place for any fiscal quarter (or portion   thereof) ending prior to the Closing Date, and the daily balance of Indebtedness   thereunder for any date prior to the Closing Date shall be deemed to be $0),   (2) if, since the beginning of such period, the Borrower or any Restricted   Subsidiary has Discharged any Indebtedness or any Designated Preferred Stock of the   Borrower, that is no longer outstanding on such date of determination or if the transaction   giving rise to the need to calculate the Consolidated Coverage Ratio involves a Discharge   of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit   facility unless such Indebtedness has been Discharged with an equivalent permanent   reduction in commitments thereunder) or a Discharge of Designated Preferred Stock of   the Borrower, Four Quarter Consolidated EBITDA and Consolidated Interest Expense for   such period shall be calculated after giving effect on a pro forma basis to such Discharge   of Indebtedness or Designated Preferred Stock, including with the proceeds of such new   Indebtedness or such new Designated Preferred Stock of the Borrower, as if such   Discharge had occurred on the first day of such period,   (3) if, since the beginning of such period, the Borrower or any Restricted   Subsidiary shall have disposed of any company, any business or any group of assets   constituting an operating unit of a business, including any such disposition occurring in   connection with a transaction causing a calculation to be made hereunder, or designated   any Restricted Subsidiary as an Unrestricted Subsidiary (any such disposition or   designation, a “Sale”), Consolidated Interest Expense for such period shall be reduced by   an amount equal to (A) the Consolidated Interest Expense attributable to any   Indebtedness of the Borrower or any Restricted Subsidiary Discharged with respect to the   Borrower and its continuing Restricted Subsidiaries in connection with such Sale for such   period (including but not limited to through the assumption of such Indebtedness by   another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is disposed of   in such Sale or any Restricted Subsidiary is designated as an Unrestricted Subsidiary, the   Consolidated Interest Expense for such period attributable to the Indebtedness of such   Restricted Subsidiary to the extent the Borrower and its continuing Restricted   Subsidiaries are no longer liable for such Indebtedness after such Sale,   (4) if, since the beginning of such period, the Borrower or any Restricted   Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any   Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any   company, any business or any group of assets constituting an operating unit of a business,   including any such Investment or acquisition occurring in connection with a transaction   causing a calculation to be made hereunder, or designated any Unrestricted Subsidiary as

  15            a Restricted Subsidiary (any such Investment, acquisition or designation, a “Purchase”),   Consolidated Interest Expense for such period shall be calculated after giving pro forma   effect thereto (including the Incurrence of any related Indebtedness) as if such Purchase   occurred on the first day of such period,   (5) if, since the beginning of such period, any Person became a Restricted   Subsidiary or was merged or consolidated with or into the Borrower or any Restricted   Subsidiary, and since the beginning of such period such Person shall have Discharged   any Indebtedness or made any Sale or Purchase that would have required an adjustment   pursuant to clause (2), (3) or (4) above if made by the Borrower or a Restricted   Subsidiary since the beginning of such period, Consolidated Interest Expense for such   period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale   or Purchase occurred on the first day of such period, and   (6) Four Quarter Consolidated EBITDA and Consolidated Interest Expense   for such period shall be calculated as if any Coverage Ratio Tested Committed Amount,   Acquisition Coverage Ratio Tested Committed Amount, Total Leverage Ratio Tested   Committed Amount, Acquisition Leverage Ratio Tested Committed Amount, Debt   Secured Leverage Ratio Tested Committed Amount or Liens Secured Leverage Ratio   Tested Committed Amount existing at the time of determination were fully drawn.   For purposes of this definition, whenever pro forma effect is to be given to any   Sale, Purchase or other transaction, or the amount of income or earnings relating thereto and the   amount of Consolidated Interest Expense associated with any Indebtedness Incurred, Designated   Preferred Stock issued or Indebtedness or Designated Preferred Stock Discharged in connection   therewith, the pro forma calculations in respect thereof (including in respect of anticipated cost   savings, operating expense reductions, revenue or operating enhancements or synergies relating   to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief   Financial Officer or a Responsible Officer of the Borrower, which determination shall be   conclusive; provided that with respect to cost savings, operating expense reductions, revenue or   operating enhancements or synergies relating to any Sale, Purchase or other transaction, the   related actions are expected by the Borrower to be taken no later than 24 months after the date of   determination. If any Indebtedness bears a floating rate of interest and is being given pro forma   effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the   date of determination had been the applicable rate for the entire period (taking into account any   Interest Rate Agreement applicable to such Indebtedness). If any Indebtedness bears, at the   option of the Borrower or a Restricted Subsidiary, a rate of interest based on a prime or similar   rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness   is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by   applying such optional rate as the Borrower or such Restricted Subsidiary may designate. If any   Indebtedness that is being given pro forma effect was Incurred under a revolving credit facility,   the interest expense on such Indebtedness shall be computed based upon the average daily   balance of such Indebtedness during the applicable period; provided that, in the case of the Initial   Revolving Commitments (as defined in the Senior Cash Flow Agreement) as of the Closing Date   and the Senior ABL Facility as of the Closing Date, each such facility shall be treated as if it   were in place for any fiscal quarter (or portion thereof) ending prior to the Closing Date, and the   daily balance of Indebtedness thereunder for any date prior to the Closing Date shall be deemed
  16            to be $0. Interest on a Financing Lease Obligation shall be deemed to accrue at an interest rate   determined in good faith by a responsible financial or accounting officer of the Borrower (which   determination shall be conclusive) to be the rate of interest implicit in such Financing Lease   Obligation in accordance with GAAP.   “Consolidated EBITDA”: for any period, the Consolidated Net Income for such   period, plus (x) the following to the extent deducted in calculating such Consolidated Net   Income, without duplication: (i) the provision for all taxes (whether or not paid, estimated or   accrued) based on income, profits or capital (including, without limitation, U.S. federal, state,   non-U.S., franchise, excise, value added, and similar taxes and foreign withholding taxes of such   Person paid or accrued during such period deducted, including any penalties and interest related   to such taxes or arising from any tax examinations), (ii) Consolidated Interest Expense, all items   excluded from the definition of Consolidated Interest Expense pursuant to clause (iii) thereof   (other than Special Purpose Financing Expense), any Special Purpose Financing Fees, and to the   extent not reflected in Consolidated Interest Expense, costs of surety bonds in connection with   financing activities, (iii) depreciation, (iv) amortization (including but not limited to amortization   of goodwill and intangibles and amortization and write-off of financing costs), (v) any non-cash   charges or non-cash losses, (vi) any expenses, fees, losses or charges related to any equity   offering, including without limitation a Qualified IPO (including any one-time expenses of the   Borrower, any Parent Entity or IPO Vehicle relating to the enhancement of accounting functions   or other transactions costs associated with becoming a public company), acquisition or other   Investment, Restricted Payment or Indebtedness permitted by this Agreement (whether or not   consummated or Incurred, and including any offering or sale of Capital Stock of a Parent Entity   or an IPO Vehicle), (vii) the amount of any loss attributable to non-controlling interests and any   loss related to start-ups, greenfield projects and other new ventures, (viii) all deferred financing   costs written off and premiums paid in connection with any early extinguishment of   Indebtedness or Hedging Obligations or other derivative instruments, (ix) any management,   monitoring, consulting and advisory fees and related expenses (including any such fees and   expenses paid to the Sponsor, any Investor or any of their respective Affiliates), (x) interest and   investment income, (xi) the amount of loss on any Financing Disposition, (xii) any costs or   expenses pursuant to any management or employee stock option or other equity-related plan,   program or arrangement, or other benefit plan, program or arrangement, or any equity   subscription or equity holder agreement, (xiii) the amount of any pre-opening losses attributable   to any newly opened location within 12 months of the opening of such location, (xiv) net out-of-   pocket costs and expenses related to the acquiring of inventory of a prior supplier of a company   in connection with becoming a provider to such company, (xv) any expenses incurred in   connection with any plant or facility shutdown and (xvi) cost of surety bonds incurred in such   period, plus (y) the amount of net cost savings, operating expense reductions, revenue or   operating enhancements and synergies projected by the Borrower in good faith to be realized as   the result of actions taken or to be taken on or prior to the Closing Date or within 24 months of   the Closing Date in connection with the Transactions, or within 24 months of the initiation or   consummation of any operational change or other initiative, or within 24 months of the   consummation of any applicable acquisition or cessation of operations (in each case, calculated   on a pro forma basis as though such cost savings, operating expense reductions, revenue or   operating enhancements and synergies had been realized on the first day of such period), net of   the amount of actual benefits realized during such period from such actions; provided that (other   than with respect to (A) additions attributable to the Transactions and reflected in any of (i)

  17            CD&R’s financial model, dated as of February 15, 2022, (ii) the Quality of Earnings report of   PricewaterhouseCoopers LLP, dated as of February 24, 2022 or (iii) the Lender Presentation and   (B) additions reflected in any other quality of earnings analysis prepared by independent certified   public accountants of nationally recognized standing or any other accounting firm in connection   with any acquisition of assets (including Capital Stock), business or Person, or any merger or   consolidation of any Person with or into the Borrower or a Restricted Subsidiary, or any other   Investment, in each case that is permitted under the Indenture), the aggregate amount of net cost   savings, operating expense reductions, revenue or operating enhancements and synergies added   pursuant to this clause (y) shall not exceed 30.0% of Consolidated EBITDA for any period of   four consecutive Fiscal Quarters (calculated after giving effect to any adjustment pursuant to this   clause (y)) (which adjustments may be incremental to pro forma adjustments made pursuant to   the proviso to the definition of “Consolidated Coverage Ratio” or “Four Quarter Consolidated   EBITDA”) plus (z) without duplication of any item in the preceding clause (x) or (y),   adjustments consistent with Regulation S-X or additions of the type reflected in any of (i) the   Sponsor’s financial model, dated as of February 15, 2022, (ii) the Quality of Earnings report of   PricewaterhouseCoopers LLP, dated as of February 24, 2022, (iii) the Lender Presentation or (iv)   any other quality of earnings analysis prepared by independent certified public accountants of   nationally recognized standing (it being understood that any “Big Four” accounting firms are of   nationally recognized standing) or any other accounting firm reasonably acceptable to the   Administrative Agent and delivered to the Administrative Agent in connection with any   acquisition of assets (including Capital Stock), business or Person, or any merger, amalgamation   or consolidation of any Person with or into the Borrower or any Restricted Subsidiary, or any   other Investment, in each case that is permitted under this Agreement.   “Consolidated Interest Expense”: for any period, (i) the total interest expense of   the Borrower and its Restricted Subsidiaries to the extent deducted in calculating Consolidated   Net Income, net of any interest income of the Borrower and its Restricted Subsidiaries, including   any such interest expense consisting of (A) interest expense attributable to Financing Lease   Obligations (excluding, for the avoidance of doubt, any lease, rental or other expense in   connection with a lease that is not a Financing Lease Obligation), (B) amortization of debt   discount, (C) interest in respect of Indebtedness of any other Person that has been Guaranteed by   the Borrower or any Restricted Subsidiary, but only to the extent that such interest is actually   paid by the Borrower or any Restricted Subsidiary, (D) non-cash interest expense, (E) the interest   portion of any deferred payment obligation, and (F) commissions, discounts and other fees and   charges owed with respect to letters of credit and bankers’ acceptance financing, plus (ii)   Preferred Stock dividends paid in cash in respect of Disqualified Stock of the Borrower held by   Persons other than the Borrower or a Restricted Subsidiary, or in respect of Designated Preferred   Stock of the Borrower pursuant to Subsection 8.2(b)(xi)(A), minus (iii) to the extent otherwise   included in such interest expense referred to in clause (i) above, amortization or write-off of   financing costs, Special Purpose Financing Expense, accretion or accrual of discounted liabilities   not constituting Indebtedness, expense resulting from discounting of Indebtedness in conjunction   with recapitalization or purchase accounting, any “additional interest” in respect of registration   rights arrangements for any securities, and any expensing of bridge, commitment or other   financing fees, in each case under clauses (i) through (iii) above as determined on a Consolidated   basis in accordance with GAAP; provided that gross interest expense shall be determined after   giving effect to any net payments made or received by the Borrower and its Restricted   Subsidiaries with respect to Interest Rate Agreements.
  18            “Consolidated Net Income”: for any period, the net income (loss) of the   Borrower and its Restricted Subsidiaries, determined on a Consolidated basis in accordance with   GAAP and before any reduction in respect of Preferred Stock dividends; provided that, without   duplication, there shall not be included in such Consolidated Net Income:   (i) any net income (loss) of any Person if such Person is not the Borrower or   a Restricted Subsidiary, except that the Borrower’s or any Restricted Subsidiary’s net   income for such period shall be increased by the aggregate amount actually dividended or   distributed or that (as determined by the Borrower in good faith, which determination   shall be conclusive) could have been dividended or distributed by such Person during   such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution   (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the   limitations contained in clause (ii) below),   (ii) solely for purposes of determining the amount available for Restricted   Payments under Subsection 8.2(a)(3)(A), any net income (loss) of any Restricted   Subsidiary that is not a Subsidiary Guarantor if such Restricted Subsidiary is subject to   restrictions, directly or indirectly, on the payment of dividends or the making of similar   distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower by   operation of the terms of such Restricted Subsidiary’s charter or any agreement,   instrument, judgment, decree, order, statute or governmental rule or regulation applicable   to such Restricted Subsidiary or its stockholders (other than (x) restrictions that have   been waived or otherwise released, (y) restrictions pursuant to this Agreement or the   other Loan Documents, the Senior Credit Facilities, the Senior Secured Notes Documents   or the Existing 2029 Notes Documents and (z) restrictions in effect on the Closing Date   with respect to a Restricted Subsidiary and other restrictions with respect to such   Restricted Subsidiary that taken as a whole are not materially less favorable to the   Lenders than such restrictions in effect on the Closing Date as determined by the   Borrower in good faith, which determination shall be conclusive), except that the   Borrower’s equity in the net income of any such Restricted Subsidiary for such period   shall be included in such Consolidated Net Income up to the aggregate amount of any   dividend or distribution that was or that (as determined by the Borrower in good faith,   which determination shall be conclusive) could have been made by such Restricted   Subsidiary during such period to the Borrower or another Restricted Subsidiary (subject,   in the case of a dividend that could have been made to another Restricted Subsidiary, to   the limitation contained in this clause (ii)),   (iii) (x) any gain or loss realized upon the sale, abandonment or other   disposition of any asset of the Borrower or any Restricted Subsidiary (including pursuant   to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in   the ordinary course of business (as determined by the Borrower in good faith, which   determination shall be conclusive) and (y) any gain or loss realized upon the disposal,   abandonment or discontinuation of operations of the Borrower or any Restricted   Subsidiary,   (iv) any extraordinary, unusual, nonrecurring, exceptional, special or   infrequent gain, loss or charge and any other gain, loss or charge not in the ordinary

  19            course of business (as determined by the Borrower in good faith, which determination   shall be conclusive) (including fees, expenses and charges (or any amortization thereof)   associated with the Transactions, any acquisition, merger or consolidation, whether or not   completed), any severance, relocation, consolidation or the implementation of cost   savings initiatives and any accruals or reserves in respect of any extraordinary, non-   recurring, unusual, special or infrequent items, closing, integration, new product   introductions, facilities opening, business optimization and/or similar initiatives or   programs, transition or restructuring costs, charges or expenses (whether or not classified   as restructuring costs, charges or expenses on the consolidated financial statements of the   Borrower), any signing, stretch, retention or completion bonuses, and any costs   associated with curtailments or modifications to pension and post-retirement employee   benefit plans,   (v) the cumulative effect of a change in accounting principles and changes as   a result of the adoption or modification of accounting policies,   (vi) all deferred financing costs written off and premiums paid in connection   with any early extinguishment of Indebtedness or Hedging Obligations or other   derivative instruments,   (vii) any unrealized gains or losses in respect of Hedge Agreements,   (viii) any unrealized foreign currency translation or transaction gains or losses,   including in respect of Indebtedness of any Person denominated in a currency other than   the functional currency of such Person,   (ix) any non-cash compensation charge arising from any grant of limited   liability company interests, stock, stock options or other equity based awards,   (x) to the extent otherwise included in Consolidated Net Income, any   unrealized foreign currency translation or transaction gains or losses, including in respect   of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing   to the Borrower or any Restricted Subsidiary,   (xi) any non-cash charge, expense or other impact attributable to application of   the purchase or recapitalization method of accounting (including the total amount of   depreciation and amortization, cost of sales or other non-cash expense resulting from the   write-up of assets to the extent resulting from such purchase or recapitalization   accounting adjustments), non-cash charges for deferred tax valuation allowances or from   remeasuring deferred tax assets and non-cash gains, losses, income and expenses   resulting from fair value accounting required by the applicable standard under GAAP,   (xii) any impairment charge or asset write-off, including any charge or write-   off related to intangible assets, long-lived assets or investments in debt and equity   securities, and any amortization of intangibles,
  20            (xiii) expenses related to the conversion of various employee benefit and equity   programs in connection with the Transactions, and non-cash compensation related   expenses,   (xiv) any fees and expenses (or amortization thereof), and any charges or costs,   in connection with or related to any acquisition, Investment, Asset Disposition, issuance   of Capital Stock or other equity offering, dividend, distribution or other Restricted   Payment, Incurrence, Discharge or refinancing of Indebtedness, or amendment or   modification of any agreement or instrument relating to any Indebtedness (in each case,   whether or not completed, consummated or Incurred, and including (i) any such   transaction consummated prior to the Closing Date, (ii) any offering or sale of Capital   Stock of a Parent Entity or IPO Vehicle to the extent the proceeds thereof were   contributed, or if not consummated, were intended to be contributed to the equity capital   of the Borrower or any of its Restricted Subsidiaries and (iii) any rating agency fees,   consulting fees and other related expenses and/or letter of credit or similar fees),   (xv) to the extent covered by insurance and actually reimbursed (or the   Borrower has determined that there exists reasonable evidence that such amount will be   reimbursed by the insurer and such amount is not denied by the applicable insurer in   writing within 180 days and is reimbursed within 365 days of the date of such evidence   (with a deduction in any future calculation of Consolidated Net Income for any amount   so added back to the extent not so reimbursed within such 365 day period)), any   expenses, lost earnings or lost revenues with respect to liability or casualty events or   business interruption,   (xvi) any expenses, charges and losses in the form of earn-out obligations and   contingent consideration obligations (including to the extent accounted for as   performance and retention bonuses, compensation or otherwise) and adjustments thereof   and purchase price adjustments, in each case paid in connection with any acquisition,   merger or consolidation or Investment,   (xvii) any expenses or reserves for liabilities to the extent that the Borrower or   any Restricted Subsidiary is entitled to indemnification therefor under binding   agreements and is actually reimbursed (or the Borrower has determined that there exists   reasonable evidence that such amount will be reimbursed by the indemnifying party and   such amount is not denied by the applicable indemnifying party in writing within 180   days and is reimbursed within 365 days of the date of such evidence (with a deduction in   any future calculation of Consolidated Net Income for any amount so added back to the   extent not so reimbursed within such 365 day period)),   (xviii) any accruals and reserves established or adjusted within twelve months   after the Closing Date that are established as a result of the Transactions,   (xix) effects of adjustments to accruals and reserves established during a prior   period attributable to any change in the methodology of calculating reserves for returns,   rebates and other chargebacks (including government program rebates),

  21            (xx) the amount of any deduction for minority interests and dividends,   (xxi) any costs or expenses incurred during such period relating to   environmental remediation, litigation, or other disputes in respect of events and   exposures, and   (xxii) costs associated with, or in anticipation of, or preparation for, compliance   with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations   promulgated in connection therewith and public company costs;   provided, further, that the exclusion of any item pursuant to the foregoing clauses (i) through   (xxii) shall also exclude the tax impact of any such item, if applicable.   Notwithstanding the foregoing, for the purpose of Subsection 8.2(a)(3)(A) only,   there shall be excluded from Consolidated Net Income, without duplication, any income   consisting of dividends, repayments of loans or advances or other transfers of assets from   Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary, and any income consisting   of return of capital, repayment or other proceeds from dispositions or repayments of Investments   consisting of Restricted Payments, in each case to the extent such income would be included in   Consolidated Net Income and such related dividends, repayments, transfers, return of capital or   other proceeds are applied by the Borrower to increase the amount of Restricted Payments   permitted under Subsection 8.2(a)(3)(C) or (D).   In addition, Consolidated Net Income for any period ending on or prior to the   Closing Date shall be determined based upon the net income (loss) reflected in the consolidated   financial statements of Cornerstone Building Brands for such period, with pro forma effect being   given to the Transactions; and each Person that is a Restricted Subsidiary upon giving effect to   the Transactions shall be deemed to be a Restricted Subsidiary and the Transactions shall not   constitute a sale or disposition under clause (iii) above, for purposes of such determination.   “Consolidated Secured Indebtedness”: as of any date of determination, an amount   equal to (i) the sum of, without duplication, (I) Consolidated Total Indebtedness (without regard   to clause (iii) of the definition thereof) as of such date that, in each case, is either (x) then   secured by Liens on Collateral (other than (A) Indebtedness secured by a Lien ranking junior to   or subordinated to the Liens on Collateral securing the Term Loan Facility Obligations (but, for   the avoidance of doubt, not excluding Indebtedness Incurred pursuant to the Senior ABL   Facility) and (B) property or assets held in a defeasance or similar trust or arrangement for the   benefit of the Indebtedness secured thereby) or (y) Incurred pursuant to Subsection 8.1(b)(i)(II)   and (II) solely for making determinations of the amount of Indebtedness permitted to be Incurred   pursuant to such Subsection 8.1(b)(i)(II) or the amount of Liens permitted to be Incurred   pursuant to clause (s) of the definition of “Permitted Liens”, the amount available to be drawn in   respect of any Debt Secured Leverage Ratio Tested Committed Amount or any Liens Secured   Leverage Ratio Tested Committed Amount (or to the extent secured as described in clause (I)(x)   immediately above, any Coverage Ratio Tested Committed Amount, Acquisition Coverage Ratio   Tested Committed Amount, Total Leverage Ratio Tested Committed Amount or Acquisition   Leverage Ratio Tested Committed Amount), minus (ii) the sum of (A) the amount of such   Indebtedness consisting of Indebtedness under the Senior ABL Facility and Indebtedness of a
  22            type referred to in, or Incurred pursuant to, Subsection 8.1(b)(ix), (B) cash, Cash Equivalents and   Temporary Cash Investments held by the Borrower and its Restricted Subsidiaries (x) as of the   end of the most recent Fiscal Month of the Borrower ending prior to the date of such   determination for which consolidated financial statements of the Borrower are available and (y)   from the proceeds of any capital contribution to the Borrower or from the issuance or sale of its   Capital Stock, from the proceeds of any Asset Disposition or from any Incurrence of   Indebtedness since the date of such financial statement and on or prior to the date of   determination but excluding any proceeds of any revolving credit facility of the Borrower and its   Restricted Subsidiaries (other than to the extent such proceeds are intended to be promptly   applied for working capital purposes), (C) cash, Cash Equivalents and Temporary Cash   Investments that cash collateralize letters of credit issued on behalf of the Borrower or any of its   Restricted Subsidiaries, including the proceeds of any Indebtedness being borrowed at the time   of determination and (D) any outstanding loans under any revolving facility of the Borrower and   its Restricted Subsidiaries that was used to finance working capital needs of the Borrower and its   Restricted Subsidiaries (as reasonably determined by the Borrower in good faith, which   determination shall be conclusive); provided that, for the purposes of this definition, proceeds of   any revolving credit facility of the Borrower and its Restricted Subsidiaries shall be calculated   using the average daily balance of such proceeds for the most recent four consecutive Fiscal   Quarters of the Borrower ending prior to the date of determination for which consolidated   financial statements of the Borrower are available (other than to the extent such proceeds are   intended to be promptly applied for working capital purposes).   “Consolidated Secured Leverage Ratio”: as of any date of determination, the   ratio of (i) Consolidated Secured Indebtedness as at such date (after giving effect to any   Incurrence or Discharge of Indebtedness on such date) to (ii) the Four Quarter Consolidated   EBITDA as of such date.   “Consolidated Tangible Assets”: as of any date of determination, the total assets,   less the sum of the goodwill and other intangible assets, in each case that is or would be reflected   on the consolidated balance sheet of the Borrower as at the end of the most recently ended Fiscal   Quarter of the Borrower for which such a balance sheet of the Borrower is available, determined   on a Consolidated basis in accordance with GAAP (and, in the case of any determination relating   to any Incurrence of Indebtedness or Liens or any Investment, on a pro forma basis including any   property or assets being acquired in connection therewith).   “Consolidated Total Indebtedness”: as of any date of determination, an amount   equal to (i) the sum of, without duplication, (I) the aggregate principal amount of outstanding   Indebtedness of the Borrower and its Restricted Subsidiaries and (II) solely for making   determinations of the amount of Indebtedness permitted to be Incurred pursuant to Subsection   8.1(b), any Debt Secured Leverage Ratio Tested Committed Amount, Total Leverage Ratio   Tested Committed Amount, Acquisition Leverage Ratio Tested Committed Amount, Coverage   Ratio Tested Committed Amount and Acquisition Coverage Ratio Tested Committed Amount, in   each case under clauses (I) and (II), as of such date consisting of (or, in the case of any Debt   Secured Leverage Ratio Tested Committed Amount, Total Leverage Ratio Tested Committed   Amount, Acquisition Leverage Ratio Tested Committed Amount, Coverage Ratio Tested   Committed Amount and Acquisition Coverage Ratio Tested Committed Amount, will consist of)   (without duplication) Indebtedness for borrowed money (including (x) Purchase Money

  23            Obligations and (y) unreimbursed outstanding drawn amounts under funded letters of credit;   provided that such amounts shall not be counted as Consolidated Total Indebtedness until five   Business Days after such amounts were drawn); debt obligations evidenced by bonds,   debentures, notes or similar instruments (but excluding surety bonds, performance bonds or other   similar instruments); Disqualified Stock; and (in the case of any Restricted Subsidiary that is not   a Subsidiary Guarantor) Preferred Stock, determined on a Consolidated basis in accordance with   GAAP (in each case, excluding (v) items eliminated in Consolidation, (w) Hedging Obligations,   (x) Indebtedness or other obligations arising from any cash management or related services, (y)   Financing Lease Obligations and any other lease obligations and (z) any outstanding   Indebtedness under any revolving credit facility), plus (ii) the average daily balance of   Indebtedness of the Borrower and its Restricted Subsidiaries under any revolving credit facility   for the most recent four consecutive Fiscal Quarters of the Borrower ending prior to the date of   determination for which consolidated financial statements of the Borrower are available (other   than to the extent such proceeds are intended to be promptly applied for working capital   purposes) (provided that, for any date prior to the Closing Date, the daily balance of   Indebtedness of the Borrower and its Restricted Subsidiaries under revolving credit facilities   shall be deemed to be $0), minus (iii) the sum of (A) the amount of such Indebtedness consisting   of Indebtedness of a type referred to in, or Incurred pursuant to, Subsection 8.1(b)(ix), (B) cash,   Cash Equivalents and Temporary Cash Investments held by the Borrower and its Restricted   Subsidiaries (x) as of the end of the most recent Fiscal Month of the Borrower ending prior to the   date of such determination for which consolidated financial statements of the Borrower are   available and (y) from the proceeds of any capital contribution to the Borrower or from the   issuance or sale of its Capital Stock, from the proceeds of any Asset Disposition or from any   Incurrence of Indebtedness since the date of such financial statements and on or prior to the date   of determination, but excluding any proceeds of any revolving credit facility of the Borrower and   its Restricted Subsidiaries (other than to the extent such proceeds are intended to be promptly   applied for working capital purposes), (C) cash, Cash Equivalents and Temporary Cash   Investments that cash collateralize letters of credit issued on behalf of the Borrower or any of its   Restricted Subsidiaries, including the proceeds of any Indebtedness being borrowed at the time   of determination and (D) any outstanding loans under any revolving facility of the Borrower and   its Restricted Subsidiaries that was used to finance working capital needs of the Borrower and its   Restricted Subsidiaries (as determined by the Borrower in good faith, which determination shall   be conclusive); provided that, for the purposes of this definition, proceeds of any revolving credit   facility of the Borrower and its Restricted Subsidiaries shall be calculated using the average daily   balance of such proceeds for the most recent four consecutive Fiscal Quarters of the Borrower   ending prior to the date of determination for which consolidated financial statements of the   Borrower are available (other than to the extent such proceeds are intended to be promptly   applied for working capital purposes). For purposes hereof, any earn-out or similar obligations   shall not constitute Consolidated Total Indebtedness until such obligation becomes a liability on   the consolidated balance sheet of the Borrower in accordance with GAAP and is not paid within   60 days after becoming due and payable.   “Consolidated Total Leverage Ratio”: as of any date of determination, the ratio of   (i) Consolidated Total Indebtedness as at such date (after giving effect to any Incurrence or   Discharge of Indebtedness on such date) to (ii) the Four Quarter Consolidated EBITDA as of   such date.
  24            “Consolidation”: the consolidation of the accounts of each of the Restricted   Subsidiaries with those of the Borrower in accordance with GAAP; provided that   “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary,   but the interest of the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary will   be accounted for as an investment. The term “Consolidated” has a correlative meaning. For   purposes of this Agreement for periods ending on or prior to the Closing Date, references to the   consolidated financial statements of the Borrower shall be to the consolidated financial   statements of Cornerstone Building Brands for such period, with pro forma effect being given to   the Transactions (with Subsidiaries that comprise the Cornerstone Business that are Subsidiaries   of the Borrower after giving effect to the Transactions being deemed Subsidiaries of the   Borrower), as the context may require.   “Contingent Obligation”: with respect to any Person, any obligation of such   Person guaranteeing any obligation that does not constitute Indebtedness (a “primary   obligation”) of any other Person (the “primary obligor”) in any manner, whether directly or   indirectly, including any obligation of such Person, whether or not contingent, (1) to purchase   any such primary obligation or any property constituting direct or indirect security therefor,   (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation or   (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain   the net worth or solvency of the primary obligor or (3) to purchase property, securities or   services primarily for the purpose of assuring the owner of any such primary obligation of the   ability of the primary obligor to make payment of such primary obligation against loss in respect   thereof.   “Contractual Obligation”: as to any Person, any provision of any material   security issued by such Person or of any material agreement, instrument or other undertaking to   which such Person is a party or by which it or any of its property is bound.   “Contribution Amounts”: the aggregate amount of capital contributions applied   by the Borrower to permit the Incurrence of Contribution Indebtedness pursuant to Subsection   8.1(b)(x).   “Contribution Indebtedness”: Indebtedness of the Borrower or any Restricted   Subsidiary in an aggregate principal amount not greater than twice the aggregate amount of cash   contributions (other than Excluded Contributions, the proceeds from the issuance of Disqualified   Stock or contributions by the Borrower or any Restricted Subsidiary) made to the capital of the   Borrower or such Restricted Subsidiary after the Closing Date (whether through the issuance or   sale of Capital Stock or otherwise); provided that such Contribution Indebtedness (a) is Incurred   within 180 days after the receipt of the related cash contribution and (b) is so designated as   Contribution Indebtedness pursuant to a certificate of a Responsible Officer of the Borrower   promptly following the date of Incurrence thereof.   “Cornerstone Building Brands”: Cornerstone Building Brands, Inc., a Delaware   corporation, and any successor in interest thereto.   “Cornerstone Business”: Cornerstone Building Brands and each of its   Subsidiaries.

  25            “Coverage Ratio Tested Committed Amount”: as defined in Subsection 8.1(a).   “Covered Entity”: any of the following: (i) a “covered entity” as that term is   defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as   that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a   “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §   382.2(b).   “Covered Indebtedness”: as defined in Subsection 11.1(k).   “Covered Liabilities”: as defined in Subsection 11.21.   “COVID-19”: the novel coronavirus disease, COVID-19 virus (SARS-COV-2   and all related strains and sequences) or mutation (or antigenic shift or drift) thereof or a disease   or public health emergency resulting therefrom.   “Credit Facilities”: one or more of (i) the Senior Cash Flow Facility, (ii) the   Senior ABL Facility, (iii) the Initial Term Loan Facility, and (iv) any other facilities or   arrangements designated by the Borrower, in each case with one or more banks or other lenders   or institutions providing for revolving credit loans, term loans, receivables, inventory or real   estate financings (including through the sale of receivables, inventory, real estate and/or other   assets to such institutions or to special purpose entities formed to borrow from such institutions   against such receivables, inventory, real estate and/or other assets or the creation of any Liens in   respect of such receivables, inventory, real estate and/or other assets in favor of such   institutions), letters of credit or other Indebtedness, in each case, including all agreements,   instruments and documents executed and delivered pursuant to or in connection with any of the   foregoing, including but not limited to any notes and letters of credit issued pursuant thereto and   any guarantee and collateral agreement, patent, trademark and copyright security agreement,   mortgages or letter of credit applications and other guarantees, pledge agreements, security   agreements and collateral documents, in each case as the same may be amended, supplemented,   waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced,   renewed, repaid, increased, decreased or extended from time to time (whether in whole or in   part, whether with the original banks, lenders or institutions or other banks, lenders or   institutions or otherwise, and whether provided under any original Credit Facility or one or more   other credit agreements, indentures, financing agreements or other Credit Facilities or otherwise).   Without limiting the generality of the foregoing, the term “Credit Facility” shall include any   agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated   thereby, (ii) adding Subsidiaries as additional borrowers or guarantors thereunder, (iii) increasing   or decreasing the amount of Indebtedness Incurred thereunder or available to be borrowed   thereunder or (iv) otherwise altering the terms and conditions thereof.   “Credit Facility Indebtedness”: any and all amounts, whether outstanding on the   Closing Date or thereafter Incurred, payable under or in respect of any Credit Facility, including   principal, premium (if any), interest (including interest accruing on or after the filing of any   petition in bankruptcy or for reorganization relating to the Borrower or any Restricted Subsidiary   whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges,
  26            expenses, reimbursement obligations, guarantees, other monetary obligations of any nature and   all other amounts payable thereunder or in respect thereof.   “Cured Default”: as defined in Subsection 1.2(c).   “Currency Agreement”: in respect of a Person, any foreign exchange contract,   currency swap agreement or other similar agreement or arrangements (including derivative   agreements or arrangements), as to which such Person is a party or a beneficiary.   “Custodian”: any receiver, trustee, assignee, liquidator, custodian or similar   official under any Bankruptcy Law.   “Daily Simple SOFR Rate”: for any day (a “SOFR Rate Day”), a rate per annum   equal to SOFR for the day that is five U.S. Government Securities Business Days prior to (i) if   such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or   (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S.   Government Securities Business Day immediately preceding such SOFR Rate Day, in each case,   as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website;   provided, that if Daily Simple SOFR Rate determined as provided above shall ever be less than,   0.00%, then Daily Simple SOFR Rate shall be deemed to be 0.00%.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the SOFR Administrator or a Governmental Authority having   jurisdiction over the Administrative Agent has made a public statement identifying a specific   date after which Daily Simple SOFR Rate shall no longer be used or be representative for   determining interest rates for loans in Dollars, then, at the Borrower’s request, the Administrative   Agent and the Borrower shall endeavor to establish an alternate rate of interest to Daily Simple   SOFR Rate that gives due consideration to the then prevailing market convention for   determining a rate of interest for syndicated loans in the United States at such time, and shall   enter into an amendment to this Agreement to reflect such alternate rate of interest and such   other related changes to this Agreement, including Benchmark Replacement Conforming   Changes, as may be applicable (including amendments to the Applicable Margin to preserve the   terms of the economic transactions initially agreed to among the Borrower, on the one hand, and   the Lenders on the other hand). Notwithstanding anything to the contrary herein, such   amendment shall become effective without any further action or consent of any other party to   this Agreement.   “Daily Simple SOFR Rate Loan”: a Loan that bears interest at a rate based on the   Daily Simple SOFR Rate.   “Debt Financing”: the debt financing transactions contemplated under (a) the   Loan Documents, (b) the Senior Secured Notes Documents and (c) the Camelot ABL   Amendment and the ABL Facility Documents entered into in connection therewith, in each case   including any Interest Rate Agreements related thereto.

  27            “Debt Secured Leverage Ratio Tested Committed Amount”: as defined in   Subsection 8.1(b)(i).   “Declined Collateral Excess Proceeds”: as defined in Subsection 8.4(c)(iii).   “Declined Excess Proceeds”: as defined in Subsection 8.4(c)(iii).   “Declined Other Excess Proceeds”: as defined in Subsection 8.4(c)(iii).   “Default”: any of the events specified in Subsection 9.1, whether or not any   requirement for the giving of notice, the lapse of time, or both, or any other condition specified   in Subsection 9.1, has been satisfied.   “Default Direction”: as defined in Subsection 11.1(k).   “Default Right”: the meaning assigned to that term in, and shall be interpreted in   accordance with, 12 C.F.R. § 252.81, 47.2 or 382.1, as applicable.   “Defaulting Lender”: any Lender or Agent whose circumstances, acts or failure   to act, whether directly or indirectly, cause it to meet any part of the definition of “Lender   Default”.   “Deposit Account”: any deposit account (as such term is defined in Article 9 of   the UCC).   “Designated Affiliate”: as defined in Subsection 11.1(k).   “Designated Noncash Consideration”: non-cash consideration received by the   Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is so   designated as Designated Noncash Consideration pursuant to a certificate of a Responsible   Officer of the Borrower, setting forth the basis of such valuation.   “Designated Preferred Stock”: Preferred Stock of the Borrower (other than   Disqualified Stock) or any Parent Entity or IPO Vehicle that is issued after the Closing Date for   cash (other than to a Restricted Subsidiary) and is so designated as Designated Preferred Stock,   pursuant to a certificate of a Responsible Officer of the Borrower; provided that the cash   proceeds of such issuance shall be excluded from the calculation set forth in Subsection   8.2(a)(3)(B).   “Designated Senior Indebtedness”: with respect to a Person (i) the Credit Facility   Indebtedness under or in respect of the Senior Credit Facilities and (ii) any other Senior   Indebtedness of such Person that, at the date of determination, has an aggregate principal amount   equal to or under which, at the date of determination, the holders thereof are committed to lend   up to, at least $25,000,000 and is specifically designated by such Person in an agreement or   instrument evidencing or governing such Senior Indebtedness as “Designated Senior   Indebtedness” for purposes of this Agreement.
  28            “Designated Vendor Priority Collateral”: as defined in clause (u) of the definition   of “Permitted Liens”.   “Designation Date”: as defined in Subsection 2.10(f).   “Discharge”: to repay, repurchase, redeem, defease or otherwise acquire, retire or   discharge; and the term “Discharged” shall have a correlative meaning.   “Discharge of ABL Collateral Obligations”: the “Discharge of ABL Collateral   Obligations” as defined in the Base Intercreditor Agreement or the equivalent term in any Other   Intercreditor Agreement.   “Discount Prepayment Accepting Lender”: as defined in Subsection 4.4(l)(ii)(2).   “Discount Range”: as defined in Subsection 4.4(l)(iii)(1).   “Discount Range Prepayment Amount”: as defined in Subsection 4.4(l)(iii)(1).   “Discount Range Prepayment Notice”: a written notice of the Borrower   Solicitation of Discount Range Prepayment Offers made pursuant to Subsection 4.4(l)   substantially in the form of Exhibit O hereto.   “Discount Range Prepayment Offer”: the irrevocable written offer by a Lender,   substantially in the form of Exhibit P hereto, submitted in response to an invitation to submit   offers following the Administrative Agent’s receipt of a Discount Range Prepayment Notice.   “Discount Range Prepayment Response Date”: as defined in   Subsection 4.4(l)(iii)(1).   “Discount Range Proration”: as defined in Subsection 4.4(l)(iii)(3).   “Discounted Prepayment Determination Date”: as defined in Subsection   4.4(l)(iv)(3).   “Discounted Prepayment Effective Date”: in the case of a Borrower Offer of   Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or   Borrower Solicitation of Discounted Prepayment Offers, or otherwise, the date that is five   Business Days following the receipt by each relevant Lender of notice from the Administrative   Agent in accordance with Subsection 4.4(l)(ii), Subsection 4.4(l)(iii) or Subsection 4.4(l)(iv), as   applicable unless a shorter period is agreed to between the Borrower and the Administrative   Agent.   “Discounted Term Loan Prepayment”: as defined in Subsection 4.4(l)(i).   “Disinterested Directors”: with respect to any Affiliate Transaction, one or more   members of the Board of Directors of the Borrower, or one or more members of the Board of   Directors of a Parent Entity or IPO Vehicle, having no material direct or indirect financial   interest in or with respect to such Affiliate Transaction. A member of any such Board of

  29            Directors shall not be deemed to have such a financial interest by reason of such member’s   holding Capital Stock of the Borrower or any Parent Entity or IPO Vehicle or any options,   warrants or other rights in respect of such Capital Stock or by reason of such member receiving   any compensation from the Borrower or any Parent Entity or IPO Vehicle as applicable, on   whose Board of Directors such member serves in respect of such member’s role as director.   “disposition”: as defined in the definition of “Asset Disposition” in this   Subsection 1.1.   “Disqualified Party”: (i) any competitor of the Borrower and its Restricted   Subsidiaries that is in the same or a similar line of business as the Borrower and its Restricted   Subsidiaries or any affiliate of such competitor, (ii) any Person whose principal investment   strategy is investing in distressed debt or the pursuance of loan-to-own strategies that is   identified from time to time in writing by the Borrower or CD&R to the Administrative Agent,   (iii) any Person designated in writing by the Borrower or CD&R to the Administrative Agent (it   being understood that such designation shall take effect immediately upon receipt by the   Administrative Agent unless otherwise provided in such designation) (a) on or prior to March 5,   2022, (b) following March 5, 2022 and on or prior to the Closing Date, with the consent of the   Lead Arrangers (which consent shall not be unreasonably withheld, conditioned or delayed) or   (c) following the Closing Date with the consent of the Administrative Agent (which consent shall   not be unreasonably withheld, conditioned or delayed); provided, that in no event shall any   notice given pursuant to clause (iii)(c) of this definition apply to retroactively disqualify any   Person who previously acquired and continues to hold, any Loans, Commitments or   participations prior to the receipt of such notice and (iv) any Lender that has made an incorrect   representation or warranty or deemed representation or warranty with respect to not being a Net   Short Lender as provided in Subsection 11.1(k); provided, that any Lender that has inadvertently   or unintentionally made such incorrect representation or warranty or deemed representation or   warranty with respect to not being a Net Short Lender shall cease to be a Disqualified Party if it   has notified the Borrower in good faith that it has made such incorrect representation or warranty   or deemed representation or warranty inadvertently or unintentionally.   “Disqualified Stock”: with respect to any Person, any Capital Stock (other than   Management Stock) that by its terms (or by the terms of any security into which it is convertible   or for which it is exchangeable or exercisable) or upon the happening of any event (other than   following the occurrence of a Change of Control or other similar event described under such   terms as a “change of control” or an Asset Disposition or other disposition) (i) matures or is   mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or   exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the   holder thereof (other than following the occurrence of a Change of Control or other similar event   described under such terms as a “change of control” or an Asset Disposition or other   disposition), in whole or in part, in each case on or prior to the Initial Term Loan Maturity Date;   provided that Capital Stock issued to any employee benefit plan, or by any such plan to any   employees of the Borrower or any Subsidiary, shall not constitute Disqualified Stock solely   because it may be required to be repurchased or otherwise acquired or retired in order to satisfy   applicable statutory or regulatory obligations.
  30            “Distressed Person”: as defined in the definition of “Lender-Related Distress   Event.”   “Division”: as defined in Subsection 1.2(k).   “Dollars” and “$”: dollars in lawful currency of the United States of America.   “Domestic Subsidiary”: any Restricted Subsidiary of the Borrower other than a   Foreign Subsidiary.   “EEA Financial Institution”: (a) any credit institution or investment firm   established in any EEA Member Country which is subject to the supervision of an EEA   Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of   an institution described in clause (a) of this definition and is subject to the supervision of an EEA   Resolution Authority, or (c) any financial institution established in an EEA Member Country   which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is   subject to consolidated supervision of an EEA Resolution Authority with its parent.   “EEA Member Country”: any of the member states of the European Union,   Iceland, Liechtenstein and Norway.   “EEA Resolution Authority”: any public administrative authority or any person   entrusted with public administrative authority of any EEA Member Country (including any   delegee) having responsibility for the resolution of any EEA Financial Institution.   “Environmental Costs”: any and all costs or expenses (including attorney’s and   consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation   expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever   kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating   to, any actual or alleged violation of, noncompliance with or liability under any Environmental   Laws. Environmental Costs include any and all of the foregoing, without regard to whether they   arise out of or are related to any past, pending or threatened proceeding of any kind.   “Environmental Laws”: any and all U.S. or foreign, federal, state, provincial,   territorial, local or municipal laws, rules, orders, enforceable guidelines and orders-in-council,   regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental   Authority properly promulgated and having the force and effect of law or other Requirements of   Law (including common law) regulating, relating to or imposing liability or standards of conduct   concerning protection of human health (as it relates to exposure to Materials of Environmental   Concern) or the environment, as have been, or now or at any relevant time hereafter are, in   effect.   “Environmental Permits”: any and all permits, licenses, registrations,   notifications, exemptions and any other authorization required under any Environmental Law.   “Equity Contribution”: the direct or indirect cash equity contributions to Topco   by one or more CD&R Investors and any other investors arranged by CD&R (collectively, the

  31            “Investors”), in an aggregate amount not less than $195,000,000 (unless reduced in accordance   with Subsection 6.1(b)).   “Equity Offering”: a sale of Capital Stock (x) that is a sale of Capital Stock of the   Borrower (other than Disqualified Stock or sales to Restricted Subsidiaries of the Borrower) or   (y) proceeds of which in an amount equal to or exceeding the Equity Redemption Amount are   contributed to the equity capital of the Borrower or any of its Restricted Subsidiaries (other than   proceeds from a sale to Restricted Subsidiaries of Capital Stock of the Borrower).   “Equity Redemption Amount”: as defined in Subsection 4.5(b)(i)(1)(B).   “ERISA”: the Employee Retirement Income Security Act of 1974, as amended   from time to time.   “Erroneous Distribution”: as defined in Subsection 10.5.   “Escrow Borrower”: as defined in Subsection 2.8(a).   “Escrow Subsidiary”: a Wholly Owned Domestic Subsidiary formed, established   or designated for the purpose of Incurring Indebtedness the proceeds of which will be subject to   an escrow or other similar arrangement; provided that upon the termination of all such escrow or   similar arrangements of such Subsidiary, such Subsidiary shall cease to constitute an “Escrow   Subsidiary” hereunder and shall merge with and into the Borrower or one of its Restricted   Subsidiaries that is a Loan Party in accordance with Subsection 8.7. Prior to its merger with and   into such Person, each Escrow Subsidiary shall not own, hold or otherwise have any interest in   any material assets other than the proceeds of the applicable Indebtedness Incurred by such   Escrow Subsidiary and any cash, Cash Equivalents or Temporary Cash Investments invested in   such Escrow Subsidiary to cover interest and premium in respect of such Indebtedness.   “Ethically Screened Affiliate”: any Affiliate of a Person that (i) is managed as to   day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and   similar matters) independently from such Person and any other Affiliate of such Person that is   not an Ethically Screened Affiliate, (ii) has in place customary information screens between it   and such Person and any other Affiliate of such Person that is not an Ethically Screened Affiliate   and (iii) such Person or any other Affiliate of such Person that is not an Ethically Screened   Affiliate does not direct or cause the direction of the investment policies of such entity, nor does   such Person’s or any such other Affiliate’s investment decisions influence the investment   decisions of such entity.   “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule   published by the Loan Market Association (or any successor person), as in effect from time to   time.   “Event of Default”: any of the events specified in Subsection 9.1, provided that   any requirement for the giving of notice, the lapse of time, or both, or any other condition, has   been satisfied.   “Excess Collateral Proceeds”: as defined in Subsection 8.4(b)(ii).
  32            “Excess Other Proceeds”: as defined in Subsection 8.4(c)(ii).   “Excess Proceeds”: as defined in Subsection 8.4(c)(ii).   “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to   time.   “Excluded Affiliate”: as defined in Subsection 11.1(k).   “Excluded Assets”: as defined in the Guarantee and Collateral Agreement.   “Excluded Contribution”: Net Cash Proceeds, or the Fair Market Value (as of the   date of contribution, issuance or sale) of property or assets, received by the Borrower as capital   contributions to the Borrower after the Closing Date or from the issuance or sale (other than to a   Restricted Subsidiary) of Capital Stock (other than Disqualified Stock or Designated Preferred   Stock) of the Borrower, in each case to the extent designated as an Excluded Contribution   pursuant to a certificate of a Responsible Officer of the Borrower and not previously included in   the calculation set forth in Subsection 8.2(a)(3)(B)(x) for purposes of determining whether a   Restricted Payment may be made.   “Excluded Information”: as defined in Subsection 4.4(l)(i).   “Excluded Liability”: any liability that is excluded under the Bail-In Legislation   from the scope of any Bail-In Action including, without limitation, any liability excluded   pursuant to Article 44 of the Bank Recovery and Resolution Directive.   “Excluded Taxes”: (a) any Taxes measured by or imposed upon the net income   (however denominated) of any Agent or Lender or its applicable lending office, or any branch or   affiliate thereof, and all franchise Taxes, branch profits Taxes, Taxes on doing business or Taxes   measured by or imposed upon the overall capital or net worth of any such Agent or Lender or its   applicable lending office, or any branch or affiliate thereof, in each case imposed: (i) by the   jurisdiction under the laws of which such Agent or Lender, applicable lending office, branch or   affiliate is organized or is located, or in which its principal executive office is located, or any   nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by   reason of any connection between the jurisdiction imposing such Tax and such Agent or Lender,   applicable lending office, branch or affiliate other than a connection arising solely from such   Agent or Lender having executed, delivered or performed its obligations under, or received   payment under or enforced, this Agreement or any Notes, and (b) any Tax imposed under   FATCA.   “Exempt Sale and Leaseback Transaction”: any Sale and Leaseback Transaction   (a) in which the sale or transfer of property occurs within 180 days of the acquisition of such   property by the Borrower or any of its Subsidiaries or (b) that involves property with a book   value (as of the date on which a legally binding commitment for such Sale and Leaseback   Transaction was entered into) equal to the greater of $265,000,000 and 30.00% of Four Quarter   Consolidated EBITDA or less and is not part of a series of related Sale and Leaseback   Transactions involving property with an aggregate value in excess of such amount and entered   into with a single Person or group of Persons. For purposes of the foregoing, “Sale and

  33            Leaseback Transaction” means any arrangement with any Person providing for the leasing by the   Borrower or any of its Subsidiaries of real or personal property that has been or is to be sold or   transferred by the Borrower or any such Subsidiary to such Person or to any other Person to   whom funds have been or are to be advanced by such Person on the security of such property or   rental obligations of the Borrower or such Subsidiary.   “Existing 2029 Notes”: the 6.125% Senior Notes due 2029 of Cornerstone   Building Brands issued on September 24, 2020, as the same may be exchanged for substantially   similar senior notes that have been registered under the Securities Act, and as the same or such   substantially similar notes may be amended, supplemented, waived or otherwise modified from   time to time.   “Existing 2029 Notes Documents”: the Existing 2029 Notes Indenture and all   other instruments, agreements and other documents evidencing or governing the Existing 2029   Notes or providing for any guarantee, obligation, security or other right in respect thereof, as the   same may be amended, supplemented, waived or otherwise modified from time to time.   “Existing 2029 Notes Indenture”: the Indenture, dated as of April 12, 2018 (as   supplemented, including by the Eighth Amendment, dated as of September 24, 2020), under   which the Existing 2029 Notes are issued, as the same may be amended, supplemented, waived   or otherwise modified from time to time.   “Existing Loans”: as defined in Subsection 2.10(a).   “Existing Tranche”: as defined in Subsection 2.10(a).   “Extended Term Loans”: as defined in Subsection 2.10(a).   “Extended Term Tranche”: as defined in Subsection 2.10(a).   “Extending Lender”: as defined in Subsection 2.10(b).   “Extension”: as defined in Subsection 2.10(b).   “Extension Amendment”: as defined in Subsection 2.10(c).   “Extension Date”: as defined in Subsection 2.10(d).   “Extension Election”: as defined in Subsection 2.10(b).   “Extension of Credit”: as to any Lender, the making of an Initial Term Loan   (excluding any Supplemental Term Loans being made under the Initial Term Loan Tranche).   “Extension Request”: as defined in Subsection 2.10(a).   “Extension Request Deadline”: as defined in Subsection 2.10(b).   “Extension Series”: all Extended Term Loans that are established pursuant to the   same Extension Amendment (or any subsequent Extension Amendment to the extent such
  34            Extension Amendment expressly provides that the Extended Term Loans provided for therein are   intended to be part of any previously established Extension Series) and that provide for the same   interest margins and amortization schedule.   “Facility”: each of (a) the Initial Term Loan Commitments and the Extensions of   Credit made thereunder (the “Initial Term Loan Facility”), (b) Incremental Term Loans of the   same Tranche, (c) any Extended Term Loans of the same Extension Series and (d) any Specified   Refinancing Term Loans of the same Tranche, and collectively the “Facilities.”   “Fair Market Value”: with respect to any asset or property, the fair market value   of such asset or property as determined in good faith by the Borrower or the Board of Directors,   whose determination shall be conclusive.   “FATCA”: Sections 1471 through 1474 of the Code as in effect on the Closing   Date (and any amended or successor provisions that are substantively comparable), and any   regulations, official interpretations thereof or other administrative authority promulgated   thereunder, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any   intergovernmental agreement, treaty or convention among Governmental Authorities entered into   in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices   adopted pursuant to any such intergovernmental agreement, treaty or convention.   “Federal District Court”: as defined in Subsection 11.13(a).   “Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB   based on such day’s federal funds transactions by depository institutions (as determined in such   manner as the NYFRB shall set forth on its public website from time to time) and published on   the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided   that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be   zero for purposes of this Agreement.   “Fee Letter”: the Agency Fee Letter, dated as of the Closing Date, between the   Borrower and Deutsche Bank AG New York Branch.   “Financial Incurrence Tests”: as defined in Subsection 1.2(p).   “Financing Disposition”: any sale, transfer, conveyance or other disposition of, or   creation or incurrence of any Lien on, property or assets (a) by the Borrower or any Subsidiary   thereof to or in favor of any Special Purpose Entity, or by any Special Purpose Subsidiary, in   each case in connection with the Incurrence by a Special Purpose Entity of Indebtedness, or   obligations to make payments to the obligor on Indebtedness, which may be secured by a Lien in   respect of such property or assets or (b) by the Borrower or any Subsidiary thereof to or in favor   of any Special Purpose Entity that is not a Special Purpose Subsidiary.   “Financing Lease”: any lease of property, real or personal, the obligations of the   lessee in respect of which are required to be classified and accounted for as a financing lease   (and not, for the avoidance of doubt, as an operating lease) on the balance sheet of such lessee   for financial reporting purposes in accordance with GAAP prior to the adoption of Accounting   Standards Update No. 2016-02, Leases (Topic 842) by the Financial Accounting Standards

  35            Board (and all calculations and deliverables under this Agreement or the other Loan Documents   (other than those made under Subsection 7.1) shall be made or delivered, as applicable, based on   GAAP as in effect prior to such adoption). The Stated Maturity of any Financing Lease shall be   the date of the last payment of rent or any other amount due under the related lease.   “Financing Lease Obligation”: an obligation under any Financing Lease.   “Fiscal Month”: each monthly accounting period of the Borrower calculated in   accordance with the fiscal calendar of the Borrower (or, in each case, any Parent Entity or IPO   Vehicle whose financial statements satisfy the Borrower’s reporting obligations under   Subsection 7.1).   “Fiscal Quarter”: each quarterly accounting period of the Borrower calculated in   accordance with the fiscal calendar of the Borrower (or, in each case, any Parent Entity or IPO   Vehicle whose financial statements satisfy the Borrower’s reporting obligations under   Subsection 7.1).   “Fixed Amounts”: as defined in Subsection 1.2(p).   “Fixed GAAP Date”: the Closing Date; provided that at any time after the   Closing Date, the Borrower may by written notice to the Administrative Agent elect to change   the Fixed GAAP Date to be the date specified in such notice, and upon such notice, the Fixed   GAAP Date shall be such date for all periods beginning on and after the date specified in such   notice.   “Fixed GAAP Terms”: (a) the definitions of the terms “Borrowing Base”,   “Consolidated Coverage Ratio”, “Consolidated EBITDA”, “Consolidated Interest Expense”,   “Consolidated Net Income”, “Consolidated Secured Indebtedness”, “Consolidated Secured   Leverage Ratio”, “Consolidated Total Indebtedness”, “Consolidated Total Leverage Ratio”,   “Consolidation”, “Four Quarter Consolidated EBITDA”, “Inventory” and “Receivable”, (b) all   defined terms in this Agreement to the extent used in or relating to any of the foregoing   definitions, and all ratios and computations based on any of the foregoing definitions, and (c) any   other term or provision of this Agreement or the other Loan Documents that, at the Borrower’s   election, may be specified by the Borrower by written notice to the Administrative Agent from   time to time.   “Foreign Pension Plan”: a registered pension plan which is subject to applicable   pension legislation other than ERISA or the Code, which a Restricted Subsidiary sponsors or   maintains, or to which it makes or is obligated to make contributions.   “Foreign Plan”: each Foreign Pension Plan, deferred compensation or other   retirement or superannuation plan, fund, program, agreement, commitment or arrangement   whether oral or written, funded or unfunded, sponsored, established, maintained or contributed   to, or required to be contributed to, or with respect to which any liability is borne, outside the   United States of America, by the Borrower or any of its Restricted Subsidiaries, other than any   such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority.
  36            “Foreign Subsidiary”: any Subsidiary of the Borrower (a) that is not organized   under the laws of the United States of America or any state thereof or the District of Columbia   and any Subsidiary of such Foreign Subsidiary (including, for the avoidance of doubt, any   Subsidiary of the Borrower which is organized and existing under the laws of Puerto Rico or any   other territory of the United States of America) or (b) that has no material assets other than   securities or indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof),   intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof), and/or other   assets (including cash, Cash Equivalents and Temporary Cash Investments) relating to an   ownership interest in any such securities, indebtedness, intellectual property or Subsidiaries.   “Four Quarter Consolidated EBITDA”: as of any date of determination, the   aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive   Fiscal Quarters of the Borrower ending prior to the date of such determination for which   consolidated financial statements of the Borrower are available (determined for any fiscal quarter   (or portion thereof) ending prior to the Closing Date, on a pro forma basis to give effect to the   Transactions as if they had occurred at the beginning of such four quarter period), provided that:   (1) if, since the beginning of such period, the Borrower or any   Restricted Subsidiary shall have made a Sale (including any Sale occurring in   connection with a transaction causing a calculation to be made hereunder), the   Consolidated EBITDA for such period shall be reduced by an amount equal to the   Consolidated EBITDA (if positive) attributable to the company, business, group   of assets or Subsidiary that are the subject of such Sale for such period or   increased by an amount equal to the Consolidated EBITDA (if negative)   attributable thereto for such period;   (2) if, since the beginning of such period, the Borrower or any   Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a   Purchase (including any Purchase occurring in connection with a transaction   causing a calculation to be made hereunder), Consolidated EBITDA for such   period shall be calculated after giving pro forma effect thereto as if such Purchase   occurred on the first day of such period; and   (3) if, since the beginning of such period, any Person became a   Restricted Subsidiary or was merged or consolidated with or into the Borrower or   any Restricted Subsidiary, and since the beginning of such period such Person   shall have made any Sale or Purchase that would have required an adjustment   pursuant to clause (1) or (2) above if made by the Borrower or a Restricted   Subsidiary since the beginning of such period, Consolidated EBITDA for such   period shall be calculated after giving pro forma effect thereto as if such Sale or   Purchase occurred on the first day of such period.   For purposes of this definition, whenever pro forma effect is to be given to any   Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro   forma calculations in respect thereof (including, without limitation, in respect of anticipated cost   savings, operating expense reductions, revenue or operating enhancements or synergies relating   to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief

  37            Financial Officer or another authorized Officer of the Borrower, which determination shall be   conclusive.   “GAAP”: generally accepted accounting principles in the United States of   America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as in   effect from time to time (for all other purposes under this Agreement), including those set forth   in the opinions and pronouncements of the Accounting Principles Board of the American   Institute of Certified Public Accountants and statements and pronouncements of the Financial   Accounting Standards Board or in such other statements by such other entity as approved by a   significant segment of the accounting profession, and subject to the following sentence. If at any   time the SEC permits or requires U.S. domiciled companies subject to the reporting requirements   of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower   (or, any Parent Entity or IPO Vehicle whose financial statements satisfy the Borrower’s reporting   obligations under Subsection 7.1) may elect by written notice to the Administrative Agent to so   use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter   be construed to mean (a) for periods beginning on and after the date specified in such notice,   IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms)   and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior   periods, GAAP as defined in the first sentence of this definition. All ratios and computations   based on GAAP contained in this Agreement shall be computed in conformity with GAAP.   “Governmental Authority”: the government of the United States or any other   nation, or of any political subdivision thereof, whether state or local, and any agency, authority,   instrumentality, regulatory body, court, central bank or other entity exercising executive,   legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to   government (including any supranational bodies such as the European Union or the European   Central Bank).   “Grower Tested Committed Amount”: as defined in Subsection 8.1(c).   “Guarantee”: any obligation, contingent or otherwise, of any Person directly or   indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that   the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary   course of business. The term “Guarantee” used as a verb has a corresponding meaning.   “Guarantee and Collateral Agreement”: the Term Loan Guarantee and Collateral   Agreement delivered to the Collateral Agent as of the Closing Date, substantially in the form of   Exhibit B hereto, as the same may be amended, supplemented, waived or otherwise modified   from time to time.   “Guarantor Subordinated Obligations”: with respect to a Subsidiary Guarantor,   any Indebtedness of such Subsidiary Guarantor (whether outstanding on the Closing Date or   thereafter Incurred) that is expressly subordinated in right of payment to the obligations of such   Subsidiary Guarantor under its Subsidiary Guaranty pursuant to a written agreement.   “Guarantors”: the collective reference to (x) Holdings (or any Successor Holding   Company in respect thereof pursuant to and as defined in Subsection 9.16(e) of the Guarantee
  38            and Collateral Agreement) (unless and until Holdings is released from all of its obligations   pursuant to Subsection 9.16(h) of the Guarantee and Collateral Agreement) and (y) the   Subsidiary Guarantors; each individually, a “Guarantor.”   “Hedge Agreements”: collectively, Interest Rate Agreements, Currency   Agreements and Commodities Agreements.   “Hedging Obligations”: as to any Person, the obligations of such Person pursuant   to any Interest Rate Agreement, Currency Agreement or Commodities Agreement.   “Holdings”: Camelot Return Intermediate Holdings, LLC, a Delaware limited   liability company, and any successor in interest thereto.   “Identified Participating Lenders”: as defined in Subsection 4.4(l)(iii)(3).   “Identified Qualifying Lenders”: as defined in Subsection 4.4(l)(iv)(3).   “IFRS”: International Financial Reporting Standards and applicable accounting   requirements set by the International Accounting Standards Board or any successor thereto (or   the Financial Accounting Standards Board, the Accounting Principles Board of the American   Institute of Certified Public Accountants, or any successor to either such board, or the SEC, as   the case may be), as in effect from time to time.   “Increase Supplement”: as defined in Subsection 2.8(c).   “Incremental Commitment Amendment”: as defined in Subsection 2.8(d).   “Incremental Commitments”: as defined in Subsection 2.8(a).   “Incremental Indebtedness”: Indebtedness Incurred by the Borrower pursuant to   and in accordance with Subsection 2.8.   “Incremental Lenders”: as defined in Subsection 2.8(b).   “Incremental Loans”: as defined in Subsection 2.8(d).   “Incremental Term Loan”: any Incremental Loan made pursuant to an   Incremental Term Loan Commitment.   “Incremental Term Loan Commitments”: as defined in Subsection 2.8(a).   “Incur”: issue, assume, enter into any Guarantee of, incur or otherwise become   liable for; and the terms “Incurs”, “Incurred” and “Incurrence” shall have a correlative meaning;   provided that any Indebtedness or Capital Stock of a Person existing at the time such Person   becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be   deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Accrual of   interest, the accretion of accreted value, the payment of interest in the form of additional   Indebtedness, and the payment of dividends on Capital Stock constituting Indebtedness in the

  39            form of additional shares of the same class of Capital Stock, will be deemed not to be an   Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on   which interest is payable through the issuance of additional Indebtedness) shall be deemed   Incurred at the time of original issuance of the Indebtedness at the initial accreted amount   thereof.   “Incurrence Based Amounts”: as defined in Subsection 1.2(p).   “Indebtedness”: with respect to any Person on any date of determination (without   duplication):   (i) the principal of indebtedness of such Person for borrowed money;   (ii) the principal of obligations of such Person evidenced by bonds,   debentures, notes or other similar instruments;   (iii) all reimbursement obligations of such Person in respect of letters of credit,   bankers’ acceptances or other similar instruments (the amount of such obligations being   equal at any time to the aggregate then undrawn and unexpired amount of such letters of   credit, bankers’ acceptances or other instruments plus the aggregate amount of drawings   thereunder that have not then been reimbursed) (except to the extent such reimbursement   obligations relate to Trade Payables and such obligations are expected to be satisfied   within 30 days of becoming due and payable);   (iv) the principal component of all obligations of such Person to pay the   deferred and unpaid purchase price of property (except Trade Payables), which purchase   price is due more than one year after the date of placing such property in final service or   taking final delivery and title thereto;   (v) all Financing Lease Obligations of such Person;   (vi) the redemption, repayment or other repurchase amount of such Person   with respect to any Disqualified Stock of such Person or (if such Person is a Subsidiary of   the Borrower other than a Subsidiary Guarantor) any Preferred Stock of such Subsidiary,   but excluding, in each case, any accrued dividends (the amount of such obligation to be   equal at any time to the maximum fixed involuntary redemption, repayment or   repurchase price for such Capital Stock, or if less (or if such Capital Stock has no such   fixed price), to the involuntary redemption, repayment or repurchase price therefor   calculated in accordance with the terms thereof as if then redeemed, repaid or   repurchased, and if such price is based upon or measured by the fair market value of such   Capital Stock, such fair market value shall be as determined in good faith by senior   management of the Borrower, the Board of Directors of the Borrower or the Board of   Directors of the issuer of such Capital Stock, in each case which determination shall be   conclusive);   (vii) all Indebtedness of other Persons secured by a Lien on any asset of such   Person, whether or not such Indebtedness is assumed by such Person; provided that the   amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of
  40            such asset at such date of determination (as determined in good faith by the Borrower,   which determination shall be conclusive) and (B) the amount of such Indebtedness of   such other Persons;   (viii) all Guarantees by such Person of Indebtedness of other Persons, to the   extent so Guaranteed by such Person; and   (ix) to the extent not otherwise included in this definition, net Hedging   Obligations of such Person (the amount of any such obligation to be equal at any time to   the termination value of such agreement or arrangement giving rise to such Hedging   Obligation that would be payable by such Person at such time);   provided that, Indebtedness shall not include (p) any obligations whatsoever in respect of Vendor   Financing Arrangements, (q) asset retirement obligations and obligations in respect of workers’   compensation (including pensions and retiree medical care) that are not overdue by more than 60   days, (r) accrued expenses and royalties, (s) prepaid or deferred revenue arising in the ordinary   course of business, (t) any obligations attributable to the exercise of dissenters’ or appraisal   rights and the settlement of any claims or actions (whether actual, contingent or potential) with   respect thereto, (u) any liability for federal, state, local or other taxes owed or owing to any   government or other taxing authority, (v) purchase price holdbacks in respect of a portion of the   purchase price of an asset to satisfy warranty or other unperformed obligations of the respective   seller, (w) obligations, to the extent such obligations constitute Indebtedness, under any   agreement that has been defeased or satisfied and discharged pursuant to the terms of such   agreement, (x) Contingent Obligations incurred in the ordinary course of business or consistent   with past practice, (y) in connection with the purchase by the Borrower or any Restricted   Subsidiary of any business, any post-closing payment adjustments to which the seller may   become entitled to the extent such payment is determined by a final closing balance sheet or such   payment depends on the performance of such business after the closing (so long as (i) at the time   of closing, the amount of any such payment is not determinable and (ii) to the extent such   payment thereafter becomes fixed and determined, the amount is paid in a timely manner) or (z)   for the avoidance of doubt, any obligations or liabilities which would be required to be classified   and accounted for as an operating lease for financial reporting purposes in accordance with   GAAP prior to the adoption of Accounting Standards Update No. 2016-02, Leases (Topic 842)   by the Financial Accounting Standards Board.   The amount of Indebtedness of any Person at any date shall be determined as set   forth above or as otherwise provided for in this Agreement, or otherwise shall equal the amount   thereof that would appear as a liability on a balance sheet of such Person (excluding any notes   thereto) prepared in accordance with GAAP.   For all purposes hereunder, the Indebtedness of the Borrower and its Restricted   Subsidiaries shall exclude all intercompany Indebtedness having a term not exceeding 365 days   (inclusive of any roll-over or extensions or term) and made in the ordinary course of business or   consistent with past practice.   “Indemnified Liabilities”: as defined in Subsection 11.5(d).

  41            “Indemnitee”: as defined in Subsection 11.5(d).   “Initial Agreement”: as defined in Subsection 8.3(c).   “Initial Default”: as defined in Subsection 1.2(c).   “Initial Lien”: as defined in Subsection 8.6.   “Initial Mandatory Principal Prepayment”: as defined in Subsection 4.4(m).   “Initial Mandatory Principal Prepayment Amount”: as defined in   Subsection 4.4(m).   “Initial Term Loan”: as defined in Subsection 2.1.   “Initial Term Loan Commitment”: as to any Lender, its obligation to make Initial   Term Loans to the Borrower pursuant to Subsection 2.1(a) in an aggregate principal amount not   to exceed at any one time outstanding the amount set forth opposite such Lender’s name in   Schedule A under the heading “Initial Term Loan Commitment”; collectively, as to all the   Lenders, the “Initial Term Loan Commitments”. The original aggregate principal amount of the   Initial Term Loan Commitments on the Closing Date is $300,000,000.   “Initial Term Loan Facility”: as defined in the definition of “Facility.”   “Initial Term Loan Maturity Date”: August 1, 2028.   “Insolvency”: with respect to any Multiemployer Plan, the condition that such   Plan is insolvent within the meaning of Section 4245 of ERISA.   “Installment Date”: as defined in Subsection 2.2(b).   “Insurance Subsidiary”: any Subsidiary of the Borrower (i) that is a Captive   Insurance Subsidiary or (ii) whose primary purpose and activity is the assumption of self-   insurance risks and activities reasonably related thereto.   “Intellectual Property”: as defined in Subsection 5.9.   “Intercreditor Agreement Supplement”: as defined in Subsection 10.8(a).   “Interest Payment Date”: (a) as to any ABR Loan or Daily Simple SOFR Rate   Loan, the last Business Day of each Fiscal Quarter to occur while such Loan is outstanding, and   the final maturity date of such Loan, (b) as to any Term SOFR Rate Loan having an Interest   Period of three months or less, the last day of such Interest Period, and (c) as to any Term SOFR   Rate Loan having an Interest Period longer than three months, (x) in the case of the AHYDO   Saver Interest Period, April 15, 2028 and (y) in the case of any other Interest Period, (i) each day   which is three months, or a whole multiple thereof, after the first day of such Interest Period and   (ii) the last day of such Interest Period; provided, that, if the initial Interest Period commencing   on the Closing Date is ending on the last day of the first full Fiscal Quarter ending after the
  42            Closing Date, the first Interest Payment Date shall be the last day of the first full Fiscal Quarter   ending after the Closing Date.   “Interest Period”: with respect to any Term SOFR Rate Loan:   (a) initially, the period commencing on the borrowing or conversion date, as   the case may be, with respect to such Term SOFR Rate Loan and ending (x) one, three or   six months (or (1) in the case of the AHYDO Saver Interest Period, on April 15, 2028   and (2) in all other cases, if agreed to by each affected Lender, 12 months or a shorter   period) thereafter, (y) on the last day of the first Fiscal Quarter or the first full Fiscal   Quarter ending after the Closing Date or (z) on the 15th day of the first Fiscal Month   ending after the Closing Date, as selected by the Borrower in its notice of borrowing or   notice of conversion, as the case may be, given with respect thereto; and   (b) thereafter, each period commencing on the last day of the next preceding   Interest Period applicable to such Term SOFR Rate Loan and ending one, three or six   months (or (1) in the case of the AHYDO Saver Interest Period, on April 15, 2028 and   (2) in all other cases, if agreed to by each affected Lender, 12 months or a shorter period)   thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent   not less than three Business Days (or such shorter period as may be agreed by the   Administrative Agent in its reasonable discretion) prior to the last day of the then current   Interest Period with respect thereto; provided that all of the foregoing provisions relating   to Interest Periods are subject to the following:   (i) if any Interest Period would otherwise end on a day that is not a   Business Day, such Interest Period shall be extended to the next succeeding   Business Day unless the result of such extension would be to carry such Interest   Period into another calendar month in which event such Interest Period shall end   on the immediately preceding Business Day;   (ii) any Interest Period that would otherwise extend beyond the   applicable Maturity Date shall end on the applicable Maturity Date;   (iii) any Interest Period that begins on the last Business Day of a   calendar month (or on a day for which there is no numerically corresponding day   in the calendar month at the end of such Interest Period) shall end on the last   Business Day of a calendar month;   (iv) the Borrower shall select Interest Periods so as not to require a   scheduled payment of any Term SOFR Rate Loan during an Interest Period for   such Term SOFR Rate Loan; and   (v) notwithstanding the foregoing, in the case of the first Interest   Period that would otherwise end on a day following the fifth anniversary of the   Closing Date, if the Initial Term Loans (as defined in the Senior Cash Flow   Agreement) outstanding as of the Closing Date will not be discharged as of the   date of the commencement of such Interest Period, such Interest Period shall

  43            automatically have an Interest Period that will end on April 15, 2028 (such   Interest Period, the “AHYDO Saver Interest Period”).   “Interest Rate Agreement”: with respect to any Person, any interest rate   protection agreement, future agreement, option agreement, swap agreement, cap agreement,   collar agreement, hedge agreement or other similar agreement or arrangement (including   derivative agreements or arrangements), as to which such Person is a party or a beneficiary.   “Inventory”: goods held for sale, lease or use by a Person in the ordinary course   of business, net of any reserve for goods that have been segregated by such Person to be returned   to the applicable vendor for credit, as determined in accordance with GAAP.   “Investment”: in any Person by any other Person, any direct or indirect advance,   loan or other extension of credit (other than to customers, dealers, distributors, licensees,   franchisees, suppliers, consultants, directors, officers or employees of any Person in the ordinary   course of business) or capital contribution (by means of any transfer of cash or other property to   others or any payment for property or services for the account or use of others) to, or any   purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by,   such Person. For purposes of the definition of “Unrestricted Subsidiary” and Subsection 8.2   only, (i) “Investment” shall include the portion (proportionate to the Borrower’s equity interest in   such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at   the time that such Subsidiary is designated an Unrestricted Subsidiary, provided that upon a   redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to   continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if   positive) equal to (x) the Borrower’s “Investment” in such Subsidiary at the time of such   redesignation less (y) the portion (proportionate to the Borrower’s equity interest in such   Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such   redesignation, (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued   at its fair market value (as determined in good faith by the Borrower, which determination shall   be conclusive) at the time of such transfer and (iii) for purposes of Subsection 8.2(a)(3)(C), the   amount resulting from the redesignation of any Unrestricted Subsidiary as a Restricted   Subsidiary shall be the Fair Market Value of the Investment in such Unrestricted Subsidiary at   the time of such redesignation. Guarantees shall not be deemed to be Investments. The amount   of any Investment outstanding at any time shall be the original cost of such Investment, reduced   (at the Borrower’s option) by any dividend, distribution, interest payment, return of capital,   repayment or other amount or value received in respect of such Investment; provided that to the   extent that the amount of Restricted Payments outstanding at any time pursuant to Subsection   8.2(a) is so reduced by any portion of any such amount or value that would otherwise be   included in the calculation of Consolidated Net Income, such portion of such amount or value   shall not be so included for purposes of calculating the amount of Restricted Payments that may   be made pursuant to Subsection 8.2(a).   “Investment Company Act”: the Investment Company Act of 1940, as amended   from time to time.
  44            “Investment Grade Rating”: a rating equal to or higher than Baa3 (or the   equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or any equivalent rating by any   other Rating Agency.   “Investment Grade Securities”: (i) securities issued or directly and fully   guaranteed or insured by the United States government or any agency or instrumentality thereof   (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade   Rating, but excluding any debt securities or instruments constituting loans or advances among   the Borrower and its Subsidiaries; (iii) investments in any fund that invests exclusively in   investments of the type described in clauses (i) and (ii) above, which fund may also hold cash   pending investment or distribution; and (iv) corresponding instruments in countries other than   the United States customarily utilized for high quality investments.   “Investors”: as defined in the definition of “Equity Contribution”.   “IPO Vehicle”: (a) an entity formed or designated for the purpose of facilitating   an issuance, sale or listing of common equity interests (which represent an indirect economic   and/or voting interest in the Borrower or a Parent Entity and through which investors shall   indirectly hold their equity interests in the Borrower or a Parent Entity) pursuant to an effective   registration statement filed with the SEC in accordance with the Securities Act or the Exchange   Act and such equity interests are listed on a nationally-recognized stock exchange in the U.S. or   over-the-counter market, (b) any SPAC IPO Entity and (c) any Wholly Owned Subsidiary of the   entity referred to in clause (a) or (b) above other than a Parent Entity or any Subsidiary of a   Parent Entity (unless the entity in clause (a) is a Parent Entity, in which case other than the   Borrower or any Subsidiary thereof).   “ISDA CDS Definitions”: as defined in Subsection 11.1(k).   “Judgment Conversion Date”: as defined in Subsection 11.8(a).   “Judgment Currency”: as defined in Subsection 11.8(a).   “Junior Capital”: collectively, any Indebtedness of any Parent Entity, IPO   Vehicle or the Borrower that (i) is not secured by any asset of the Borrower or any Restricted   Subsidiary, (ii) is expressly subordinated to the prior payment in full of the Term Loan Facility   Obligations hereunder on terms consistent with those for senior subordinated high yield debt   securities issued by U.S. companies sponsored by CD&R (as determined in good faith by the   Borrower, which determination shall be conclusive), (iii) has a final maturity date that is not   earlier than, and provides for no scheduled payments of principal prior to, the date that is 91 days   after the Initial Term Loan Maturity Date (other than through conversion or exchange of any   such Indebtedness for Capital Stock (other than Disqualified Stock) of the Borrower, Capital   Stock of any Parent Entity or IPO Vehicle or any other Junior Capital), (iv) has no mandatory   redemption or prepayment obligations other than (a) obligations that are subject to the prior   payment in full in cash of the Term Loans and (b) pursuant to an escrow or similar arrangement   with respect to the proceeds of such Junior Capital and (v) does not require the payment of cash   interest until the date that is 91 days after the Initial Term Loan Maturity Date.

  45            “Junior Debt”: any Subordinated Obligations and Guarantor Subordinated   Obligations.   “Junior Lien Intercreditor Agreement”: an intercreditor agreement substantially   in the form of Exhibit J to be entered into as required by the terms hereof, as amended,   supplemented, waived or otherwise modified from time to time.   “Junior Lien Priority”: with respect to specified Indebtedness, secured by a Lien   on specified Collateral ranking junior to the Lien on such Collateral securing the Term Loan   Facility Obligations, either pursuant to the Base Intercreditor Agreement, a Junior Lien   Intercreditor Agreement or one or more Other Intercreditor Agreements having terms no less   favorable to the Lenders with respect to such Collateral than the terms of the Base Intercreditor   Agreement applicable to the Collateral, as determined in good faith by the Borrower (which   determination shall be conclusive).   “LCT Election”: as defined in Subsection 1.2(j).   “LCT Test Date”: as defined in Subsection 1.2(j).   “Lead Arrangers”: Deutsche Bank Securities Inc., UBS Securities LLC, Barclays   Bank PLC, BNP Paribas Securities Corp., RBC Capital Markets, Société Générale, Goldman   Sachs Bank USA, Natixis, New York Branch and Jefferies Finance LLC.   “Lender Default”: (a) the refusal (which may be given verbally or in writing and   has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender) to   make available its portion of any incurrence of Loans, which refusal or failure is not cured within   two Business Days after the date of such refusal or failure, (b) the failure of any Lender   (including any Agent in its capacity as Lender) to pay over to the Administrative Agent or any   other Lender any other amount required to be paid by it hereunder within one Business Day of   the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent   in its capacity as Lender) has notified the Borrower or the Administrative Agent that it does not   intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its   capacity as Lender) has failed, within 10 Business Days after request by the Administrative   Agent, to confirm that it will comply with its funding obligations hereunder (provided that such   Lender Default pursuant to this clause (d) shall cease to be a Lender Default upon receipt of such   confirmation by the Administrative Agent) or (e) an Agent or a Lender has admitted in writing   that it is insolvent or such Agent or Lender becomes subject to a Lender-Related Distress Event   or Bail-In Action.   “Lender Joinder Agreement”: as defined in Subsection 2.8(c).   “Lender Presentation”: that certain Lender Presentation furnished to the Lenders   on or about July 12, 2022.   “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a   “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person   under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for   such Distressed Person or any substantial part of such Distressed Person’s assets, or such
  46            Distressed Person makes a general assignment for the benefit of creditors or is otherwise   adjudicated as, or determined by any Governmental Authority having regulatory authority over   such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress   Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of   any equity interests in any Agent or Lender or any person that directly or indirectly controls such   Agent or Lender by a Governmental Authority or an instrumentality thereof; provided, further,   that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee,   custodian or other similar official by a supervisory authority or regulator with respect to an   Agent or Lender or any other person that directly or indirectly controls such Agent or Lender   under the Dutch Financial Supervision Act 2007 (as amended from time to time and including   any successor legislation) shall not be deemed to be a “Lender-Related Distress Event” with   respect to such Agent or Lender or any person that directly or indirectly controls such Agent or   Lender.   “Lenders”: the several lenders from time to time parties to this Agreement   together with, in the case of any such lender that is a bank or financial institution, any affiliate of   any such bank or financial institution through which such bank or financial institution elects, by   notice to the Administrative Agent and the Borrower, to make any Loans available to the   Borrower, provided that for all purposes of voting or consenting with respect to (a) any   amendment, supplement or modification of or to any Loan Document, (b) any waiver of any of   the requirements of any Loan Document or any Default or Event of Default and its consequences   or (c) any other matter as to which a Lender may vote or consent pursuant to Subsection 11.1, the   bank or financial institution making such election shall be deemed the “Lender” rather than such   affiliate, which shall not be entitled to so vote or consent.   “Liabilities”: collectively, any and all claims, obligations, liabilities, causes of   action, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees,   costs and expenses (including interest, penalties and fees and disbursements of attorneys,   accountants, investment bankers and other professional advisors), in each case whether incurred,   arising or existing with respect to third parties or otherwise at any time or from time to time.   “Lien”: any mortgage, pledge, security interest, encumbrance, lien or charge of   any kind (including any conditional sale or other title retention agreement or lease in the nature   thereof).   “Liens Secured Leverage Ratio Tested Committed Amount”: as defined in clause   (s) of the definition of “Permitted Liens.”   “Limited Condition Transaction”: (x) any acquisition, including by way of   merger, amalgamation, consolidation or other business combination or the acquisition of Capital   Stock or otherwise, of any assets, business or Person or any other Investment by one or more of   the Borrower and its Subsidiaries permitted by this Agreement, in each case, whose   consummation is not conditioned on the availability of, or on obtaining, third party financing or   (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of   Indebtedness, Disqualified Stock or Preferred Stock requiring notice in advance of such   redemption, repurchase, defeasance, satisfaction and discharge or repayment.

  47            “Loan”: each Initial Term Loan, Incremental Term Loan, Extended Term Loan or   Specified Refinancing Term Loan, as the context shall require; collectively, the “Loans.”   “Loan Documents”: this Agreement, any Notes, the Guarantee and Collateral   Agreement, the Base Intercreditor Agreement, any Junior Lien Intercreditor Agreement (on and   after the execution thereof), any Other Intercreditor Agreement (on and after the execution   thereof) and any other Security Documents, each as amended, supplemented, waived or   otherwise modified from time to time.   “Loan Parties”: Holdings (or any Successor Holding Company in respect thereof   pursuant to and as defined in Subsection 9.16(e) of the Guarantee and Collateral Agreement)   (unless and until Holdings is released from all of its obligations pursuant to Subsection 9.16(h) of   the Guarantee and Collateral Agreement), the Borrower and the Subsidiary Guarantors; each   individually, a “Loan Party.”   “Make-Whole Amount”: with respect to prepayments of any Loans, on the date   of prepayment (the “Make-Whole Prepayment Date”), the greater of (a) 1.00% of the aggregate   principal amount of such Loans and (b) the excess of (x) the present value at such Make-Whole   Prepayment Date, calculated as of the date of the applicable notice of prepayment, of   (1) 106.563% of the aggregate principal amount of such Loans plus (2) all interest payments that   would be required under this Agreement on such Loans from the Make-Whole Prepayment Date   through August 1, 2024 (excluding accrued and unpaid interest to the Make-Whole Prepayment   Date) (assuming that for such period such Loans will bear interest based on the Term SOFR Rate   in effect for a 1 month Interest Period as of the date of the applicable notice of prepayment),   computed using a discount rate equal to the Treasury Rate as of such date of determination plus   50 basis points, over (y) the aggregate principal amount of such Loans on such Make-Whole   Prepayment Date.   “Management Advances”: (1) loans or advances made to directors, management   members, officers, employees or consultants of any Parent Entity, any IPO Vehicle, the   Borrower or any Restricted Subsidiary (x) in respect of travel, entertainment or moving related   expenses incurred in the ordinary course of business, (y) in respect of moving related expenses   incurred in connection with any closing or consolidation of any facility, or (z) in the ordinary   course of business and (in the case of this clause (z)) not exceeding the greater of $62,500,000   and 7.00% of Four Quarter Consolidated EBITDA in the aggregate outstanding at any time, (2)   promissory notes of Management Investors acquired in connection with the issuance of   Management Stock to such Management Investors, (3) Management Guarantees, or (4) other   Guarantees of borrowings by Management Investors in connection with the purchase of   Management Stock, which Guarantees are permitted under Subsection 8.1.   “Management Guarantees”: guarantees (x) of up to an aggregate principal   amount outstanding at any time the greater of $62,500,000 and 7.00% of Four Quarter   Consolidated EBITDA of borrowings by Management Investors in connection with their   purchase of Management Stock or (y) made on behalf of, or in respect of loans or advances made   to, directors, officers, employees or consultants of any Parent Entity, any IPO Vehicle, the   Borrower or any Restricted Subsidiary (1) in respect of travel, entertainment and moving related   expenses incurred in the ordinary course of business, or (2) in the ordinary course of business
  48            and (in the case of this clause (2)) not exceeding the greater of $35,000,000 and 4.00% of Four   Quarter Consolidated EBITDA in the aggregate outstanding at any time.   “Management Indebtedness”: Indebtedness Incurred to (a) any Person other than   a Management Investor of up to an aggregate principal amount outstanding at any time of the   greater of $62,500,000 and 7.00% of Four Quarter Consolidated EBITDA and (b) any   Management Investor, in each case, to finance the repurchase or other acquisition of   Management Stock from any Management Investor, which repurchase or other acquisition of   Capital Stock is permitted by Subsection 8.2.   “Management Investors”: the current or former management members, officers,   directors, employees and other members of the management of any Parent Entity, any IPO   Vehicle, the Borrower or any of their respective Subsidiaries, or family members or relatives of   any of the foregoing (provided that, solely for purposes of the definition of “Permitted Holders”,   such relatives shall include only those Persons who are or become Management Investors in   connection with estate planning for or inheritance from other Management Investors, as   determined in good faith by the Borrower, which determination shall be conclusive), or trusts,   partnerships or limited liability companies for the benefit of any of the foregoing, or any of their   heirs, executors, successors and legal representatives, who at any date beneficially own or have   the right to acquire, directly or indirectly, Capital Stock of the Borrower, any of its Subsidiaries   any Parent Entity or any IPO Vehicle (including any options, warrants or other rights in respect   thereof).   “Management Stock”: Capital Stock of the Borrower, any Restricted Subsidiary,   any Parent Entity or any IPO Vehicle (including any options, warrants or other rights in respect   thereof) held by any of the Management Investors.   “Margin Stock”: as defined in Regulation U of the Board as from time to time in   effect and all official rulings and interpretations thereunder or thereof.   “Market Capitalization”: an amount equal to (i) the total number of issued and   outstanding shares of capital stock of the Borrower, any Parent Entity or any IPO Vehicle   (including all shares of Capital Stock of such IPO Vehicle reserved for issuance upon conversion   or exchange of Capital Stock of the Borrower or a Parent Entity outstanding on such date) on the   date of declaration of the relevant dividend or making of any other Restricted Payment, as   applicable, multiplied by (ii) the arithmetic mean of the closing prices per share of such capital   stock on the New York Stock Exchange (or, if the primary listing of such capital stock is on   another exchange, on such other exchange) for the 30 consecutive trading days immediately   preceding such date.   “Material Adverse Effect”: (x) on, or as of, the Closing Date, a Closing Date   Material Adverse Effect, or (y) after the Closing Date, a material adverse effect on (a) the   business, operations, property or condition (financial or otherwise) of the Borrower and its   Restricted Subsidiaries taken as a whole (other than resulting from any event, development or   circumstance related to the COVID-19 pandemic that was disclosed to the Lenders on or prior to   the Closing Date), (b) the validity or enforceability as to the Loan Parties (taken as a whole)

  49            party thereto of the Loan Documents taken as a whole or (c) the rights or remedies of the Agents   and the Lenders under the Loan Documents, in each case, taken as a whole.   “Materials of Environmental Concern”: any pollutants, contaminants, hazardous   or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or   which may give rise to liability under, any applicable Environmental Law, including gasoline,   petroleum (including crude oil or any fraction thereof), petroleum products or by-products,   asbestos and polychlorinated biphenyls.   “Maturity Date”: the Initial Term Loan Maturity Date, for any Extended Term   Tranche the “Maturity Date” set forth in the applicable Extension Amendment, for any   Incremental Commitments the “Maturity Date” set forth in the applicable Incremental   Commitment Amendment and for any Specified Refinancing Tranche the “Maturity Date” set   forth in the applicable Specified Refinancing Amendment, in each case as the context may   require.   “Merger Sub”: as defined in the Preamble hereto, and any successor in interest   thereto permitted hereunder.   “Minimum Exchange Tender Condition”: as defined in Subsection 2.9(b).   “Minimum Extension Condition”: as defined in Subsection 2.10(g).   “Minority Business”: any business unit of the Borrower that represents less than   50.0% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for and as of   the end of the last four Fiscal Quarters of the Borrower for which financial statements have been   delivered pursuant to Subsection 7.1.   “Minority Business Assets”: the assets of the Borrower and its Subsidiaries,   including Capital Stock of Subsidiaries, that relate to or form part of a Minority Business.   “Minority Business Disposition”: (i) any sale or other disposition of Capital   Stock of any Minority Business Subsidiary (whether by issuance or sale of Capital Stock,   merger, or otherwise) to one or more Persons (other than the Borrower or a Restricted   Subsidiary) in any transaction or series of related transactions following the consummation of   which such Minority Business Subsidiary is no longer a Restricted Subsidiary of the Borrower   (excluding any Minority Business Offering) or (ii) any sale or other disposition of any assets of   any Minority Business Subsidiary or other Minority Business Assets, including all or   substantially all of the assets of any Minority Business Subsidiary, to one or more Persons (other   than the Borrower or a Restricted Subsidiary) in any transaction or series of related transactions.   “Minority Business Disposition Condition”: at any date of determination after   giving effect to the Minority Business Disposition or Minority Business Offering, either (1) the   Borrower could Incur at least $1.00 of additional Indebtedness pursuant to Subsection 8.1(a) or   (b)(xvii), (2) the Consolidated Coverage Ratio of the Borrower would equal or exceed the   Consolidated Coverage Ratio of the Borrower immediately prior to giving effect thereto or (3)   the Consolidated Total Leverage Ratio of the Borrower would equal or be less than the   Consolidated Total Leverage Ratio of the Borrower immediately prior to giving effect thereto.
  50            “Minority Business Offering”: a public offering of Capital Stock of any Minority   Business Subsidiary pursuant to a registration statement filed with the SEC.   “Minority Business Subsidiary”: any of the Borrower’s Subsidiaries and   successors in interest thereto to the extent any of such Subsidiaries form part of the relevant   Minority Business.   “Moody’s”: Moody’s Investors Service, Inc., and its successors.   “Mortgaged Fee Properties”: the collective reference to each real property owned   in fee simple by the Borrower or any Subsidiary Guarantor (i) as of the Closing Date and listed   on Schedule 8 of the Guarantee and Collateral Agreement (if any) and (ii) following the Closing   Date, to the extent required to be mortgaged as Collateral pursuant to the requirements of   Subsection 5.4 of the Guarantee and Collateral Agreement, including the land and all buildings,   improvements, structures and fixtures now or subsequently located thereon and owned by any   such Person, in each case, unless and until such time as the Mortgage on such real property is   released in accordance with the terms and provisions hereof and thereof.   “Mortgages”: the collective reference to the mortgages and deeds of trust, or   similar security instruments, executed and delivered by the Borrower or any Subsidiary   Guarantor in favor of the Collateral Agent, substantially in the form of Annex 5 to the Guarantee   and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise   modified from time to time.   “Most Recent Four Quarter Period”: the four-Fiscal Quarter period of the   Borrower ending on the last day of the most recently completed fiscal year or Fiscal Quarter for   which financial statements of the Borrower have been (or have been required to be) delivered   under Subsection 7.1(a) or 7.1(b).   “Multiemployer Plan”: a Plan which is a multiemployer plan as defined in   Section 4001(a)(3) of ERISA.   “Net Available Cash”: from an Asset Disposition, an amount equal to the cash   payments received (including any cash payments received by way of deferred payment of   principal pursuant to a note or installment receivable or otherwise, but only as and when   received, but excluding any other consideration received in the form of assumption by the   acquiring Person of Indebtedness or other obligations relating to the properties or assets that are   the subject of such Asset Disposition or received in any other non-cash form) therefrom, in each   case net of (i) all legal, title and recording tax expenses, commissions and other fees and   expenses incurred and (without duplication) all federal, state, provincial, foreign and local taxes   required to be paid or to be accrued as a liability under GAAP, in each case, as a consequence of,   or in respect of, such Asset Disposition (including as a consequence of any transfer of funds in   connection with the application thereof in accordance with Subsection 8.4), (ii) all payments   made, and all installment payments required to be made, on any Indebtedness (other than   Indebtedness secured by Liens on the Collateral that are required by the express terms of this   Agreement to be pari passu with or junior to the Liens on the Cash Flow Priority Collateral   securing the Term Loan Facility Obligations) (x) that is secured by any assets subject to such

  51            Asset Disposition, in accordance with the terms of any Lien upon such assets, or (y) that must by   its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable   law, be repaid out of the proceeds from such Asset Disposition, including but not limited to any   payments required to be made to increase borrowing availability under any revolving credit   facility, (iii) all distributions and other payments required to be made to minority interest holders   in Subsidiaries or joint ventures as a result of such Asset Disposition, or to any other Person   (other than the Borrower or a Restricted Subsidiary) owning a beneficial interest in the assets   disposed of in such Asset Disposition, (iv) any liabilities or obligations associated with the assets   disposed of in such Asset Disposition and retained, indemnified or insured by the Borrower or   any Restricted Subsidiary after such Asset Disposition, including pension and other post-   employment benefit liabilities, liabilities related to environmental matters, and liabilities relating   to any indemnification obligations associated with such Asset Disposition and (v) the amount of   any purchase price or similar adjustment (x) claimed by any Person to be owed by the Borrower   or any Restricted Subsidiary, until such time as such claim shall have been settled or otherwise   finally resolved, or (y) paid or payable by the Borrower or any Restricted Subsidiary, in each   case in respect of such Asset Disposition.   “Net Available Cash Amount”: as defined in Subsection 8.4(a)(iii).   “Net Cash Proceeds”: with respect to any issuance or sale of any securities of, or   the Incurrence of Indebtedness by, the Borrower or any Subsidiary, or any capital contribution to   the Borrower or any Subsidiary, the cash proceeds of such issuance, sale, Incurrence or   contribution received by the Borrower or such Subsidiary net of attorneys’ fees, accountants’   fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage,   consultant and other fees actually incurred in connection with such issuance, sale, contribution or   Incurrence and net of all taxes paid or payable as a result, or in respect, thereof.   “Net Short Lender”: as defined in Subsection 11.1(k).   “Net Short Lender Verification Covenant”: as defined in Subsection 11.1(k).   “New Delayed Draw Term Loan Commitments”: as defined in Subsection 2.8(a).   “New York Courts”: as defined in Subsection 11.13(a).   “New York Supreme Court”: as defined in Subsection 11.13(a).   “Non-Consenting Lender”: as defined in Subsection 11.1(g).   “Non-Excluded Taxes”: all Taxes other than Excluded Taxes.   “Non-Extending Lender”: as defined in Subsection 2.10(e).   “Note”: as defined in Subsection 2.2(a).   “NYFRB”: the Federal Reserve Bank of New York.
  52            “NYFRB Rate”: for any day, the greater of (a) the Federal Funds Effective Rate   in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any   day that is not a Business Day, for the immediately preceding Business Day); provided that if   none of such rates are published for any day that is a Business Day, the term “NYFRB Rate”   means the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such   day received by the Administrative Agent from a Federal funds broker of recognized standing   selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate   shall be deemed to be zero for purposes of this Agreement.   “Obligation Currency”: as defined in Subsection 11.8(a).   “Obligations”: with respect to any Indebtedness, any principal, premium (if any),   interest (including interest accruing on or after the filing of any petition in bankruptcy or for   reorganization relating to the Borrower or any Restricted Subsidiary whether or not a claim for   post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement   obligations, Guarantees of such Indebtedness (or of Obligations in respect thereof), other   monetary obligations of any nature and all other amounts payable thereunder or in respect   thereof.   “OFAC”: as defined in clause (c) of the first sentence of Subsection 5.21.   “Offered Amount”: as defined in Subsection 4.4(l)(iv)(1).   “Offered Discount”: as defined in Subsection 4.4(l)(iv)(1).   “Organizational Documents”: with respect to any Person, (a) the articles of   incorporation, certificate of incorporation or certificate of formation (or the equivalent   organizational documents) of such Person and (b) the bylaws, operating agreement or partnership   agreement (or the equivalent governing documents) of such Person.   “Other Assets”: as defined in Subsection 8.4(c).   “Other Intercreditor Agreement”: an intercreditor agreement in form and   substance reasonably satisfactory to the Borrower and the Collateral Agent.   “Other Parent”: as defined in the definition of “Parent Entity”.   “Other Representatives”: Deutsche Bank Securities Inc., in its capacity as Joint   Lead Arranger and Joint Bookrunner, UBS Securities, LLC, in its capacity as Joint Lead   Arranger and Joint Bookrunner, Barclays Bank PLC, in its capacity as Joint Lead Arranger and   Joint Bookrunner, BNP Paribas Securities Corp., in its capacity as Joint Lead Arranger and Joint   Bookrunner, RBC Capital Markets, in its capacity as Joint Lead Arranger and Joint Bookrunner,   Société Générale, in its capacity as Joint Lead Arranger and Joint Bookrunner, Goldman Sachs   Bank USA, in its capacity as Joint Lead Arranger and Joint Bookrunner, Natixis, New York   Branch, in its capacity as Joint Lead Arranger and Joint Bookrunner, and Jefferies Finance LLC,   in its capacity as Joint Lead Arranger and Joint Bookrunner.

  53            “Outstanding Amount”: with respect to the Loans on any date, the principal   amount thereof after giving effect to any borrowings and prepayments or repayments thereof   occurring on such date.   “Overnight Bank Funding Rate”: for any day, the rate comprised of both   overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices   of depository institutions (as such composite rate shall be determined by the NYFRB as set forth   on its public website from time to time) and published on the next succeeding Business Day by   the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall   commence to publish such composite rate).   “Parent Entity”: any of Ultimate Topco, Parent Topco, Topco, Holdings and any   Other Parent and any other Person that is a Subsidiary of Ultimate Topco, Parent Topco, Topco,   Holdings or any Other Parent and of which the Borrower remains a Subsidiary, in each case,   solely for so long as the Borrower is a Subsidiary of such Person. As used herein, “Other Parent”   means a Person (which may be an IPO Vehicle) of which the Borrower is or becomes a   Subsidiary that is designated by the Borrower as an “Other Parent” after the Closing Date;   provided that either (x) immediately after the Borrower first becomes a Subsidiary of such   Person, more than 50.0% of the Voting Stock of such Person shall be held by one or more   Persons that held more than 50.0% of the Voting Stock of the Borrower or a Parent Entity of the   Borrower immediately prior to the Borrower first becoming such Subsidiary, (y) such Person   shall be deemed not to be an Other Parent for the purpose of determining whether a Change of   Control shall have occurred by reason of the Borrower first becoming a Subsidiary of such   Person or (z) in the case of an IPO Vehicle, no Change of Control shall have occurred in treating   such IPO Vehicle as if it were a Parent Entity both before and after giving effect to the Borrower   becoming a Subsidiary of such IPO Vehicle. The Borrower shall not in any event be deemed to   be a “Parent Entity.”   “Parent Expenses”: (i) costs (including all professional fees and expenses)   incurred by any Parent Entity or IPO Vehicle in connection with maintaining its existence or in   connection with its reporting obligations under, or in connection with compliance with,   applicable laws or applicable rules of any governmental, regulatory or self-regulatory body or   stock exchange, this Agreement or any other agreement or instrument relating to Indebtedness of   the Borrower or any Restricted Subsidiary, including in respect of any reports filed with respect   to the Securities Act, the Exchange Act or the respective rules and regulations promulgated   thereunder, (ii) expenses incurred by any Parent Entity or IPO Vehicle in connection with the   acquisition, development, maintenance, ownership, prosecution, protection and defense of its   intellectual property and associated rights (including but not limited to trademarks, service   marks, trade names, trade dress, patents, copyrights and similar rights, including registrations   and registration or renewal applications in respect thereof; inventions, processes, designs,   formulae, trade secrets, know-how, confidential information, computer software, data and   documentation, and any other intellectual property rights; and licenses of any of the foregoing),   or assertions of infringement, misappropriation, dilution or other violation of third-party   intellectual property or associated rights, to the extent such intellectual property and associated   rights or assertions relate to the business or businesses of the Borrower or any Subsidiary thereof,   (iii) indemnification obligations of any Parent Entity or IPO Vehicle owing to directors, officers,   employees or other Persons under its charter or by-laws (or the equivalent) or pursuant to written
  54            agreements with or for the benefit of any such Person (including the CD&R Indemnification   Agreement), or obligations in respect of director and officer insurance (including premiums   therefor), (iv) other administrative and operational expenses of any Parent Entity or IPO Vehicle   incurred in the ordinary course of business, (v) fees and expenses incurred by any Parent Entity   or IPO Vehicle in connection with maintenance and implementation of any management equity   incentive plan associated with the management of the Borrower and its Subsidiaries, and   (vi) fees and expenses incurred by any Parent Entity or IPO Vehicle in connection with any   offering of Capital Stock or Indebtedness, (w) which offering is not completed, or (x) where the   net proceeds of such offering are intended to be received by or contributed or loaned to the   Borrower or a Restricted Subsidiary, or (y) in a prorated amount of such expenses in proportion   to the amount of such net proceeds intended to be so received, contributed or loaned, or   (z) otherwise on an interim basis prior to completion of such offering so long as any Parent   Entity or IPO Vehicle shall cause the amount of such expenses to be repaid to the Borrower or   the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed.   “Parent Guaranty”: the guaranty executed and delivered by Holdings of the Term   Loan Facility Obligations of the Borrower under the Loan Documents provided pursuant to the   Guarantee and Collateral Agreement or pursuant to a guaranty in such other form as may be   agreed between the Borrower and the Administrative Agent.   “Parent Subordinated Obligations”: with respect to Holdings, any Indebtedness   of Holdings (whether outstanding on the Closing Date or thereafter Incurred) that is expressly   subordinated in right of payment to the obligations of Holdings under its Parent Guaranty   pursuant to a written agreement.   “Parent Topco”: Camelot Return Parent, LLC, a Delaware limited liability   company, and any successor in interest thereto.   “Pari Passu Indebtedness”: Indebtedness secured by a Lien on the Collateral   ranking pari passu with the Liens securing the Term Loan Facility Obligations.   “Participant”: as defined in Subsection 11.6(c)(i).   “Participant Register”: as defined in Subsection 11.6(b)(v).   “Participating Lender”: as defined in Subsection 4.4(l)(iii)(2).   “Patriot Act”: as defined in Subsection 11.18.   “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to   Subtitle A of Title IV of ERISA (or any successor thereto).   “Periodic Term SOFR Determination Day”: as defined in clause (a) of the   definition of “Term SOFR Rate”.   “Permitted Affiliated Assignee”: (i) CD&R and any investment fund managed or   controlled by CD&R, (ii) any special purpose vehicle established by CD&R or by one or more of   such investment funds managed or controlled by CD&R and (iii) any Parent Entity.

  55            “Permitted Debt Exchange”: as defined in Subsection 2.9(a).   “Permitted Debt Exchange Notes”: as defined in Subsection 2.9(a).   “Permitted Debt Exchange Offer”: as defined in Subsection 2.9(a).   “Permitted Holders”: any of the following: (i) any of the CD&R Investors;   (ii) any of the Management Investors, CD&R and their respective Affiliates; (iii) any investment   fund or vehicle managed, sponsored or advised by CD&R or any Affiliate thereof, and any   Affiliate of or successor to any such investment fund or vehicle; (iv) any limited or general   partners of, or other investors in, any CD&R Investor or any Affiliate thereof, or any such   investment fund or vehicle; (v) any “group” (as such term is used in Sections 13(d) and 14(d) of   the Exchange Act as in effect on the Closing Date) of which any of the Persons specified in   clause (i), (ii), (iii) or (iv) above is a member (provided that (without giving effect to the   existence of such “group” or any other “group”) one or more of such Persons collectively have   beneficial ownership, directly or indirectly, of more than 50.0% of the total voting power of the   Voting Stock of the Borrower or the Parent Entity held by such “group”), and any other Person   that is a member of such “group”; (vi) any Person acting in the capacity of an underwriter (solely   to the extent that and for so long as such Person is acting in such capacity) in connection with a   public or private offering of Capital Stock of any Parent Entity, any IPO Vehicle or the   Borrower; and (vii) unless and until it constitutes a Parent Entity, any IPO Vehicle (provided that   no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act   as in effect on the Closing Date), other than one or more “Permitted Holders” described in the   preceding clauses (i) through (vi), has beneficial ownership (as defined in Rules 13d-3 and 13d-5   under the Exchange Act as in effect on the Closing Date), directly or indirectly, of more than   50.0% of the total voting power of voting stock of such IPO Vehicle). In addition, any “person”   (as such term is used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing   Date) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the   Exchange Act as in effect on the Closing Date) constitutes or results in a Change of Control in   respect of which a Change of Control Offer or an Alternate Offer is made in accordance with the   requirements of this Agreement, together with its Affiliates, shall thereafter constitute Permitted   Holders.   “Permitted Investment”: an Investment by the Borrower or any Restricted   Subsidiary in, or consisting of, any of the following:   (i) a Restricted Subsidiary, the Borrower, or a Person that will, upon the   making of such Investment, become a Restricted Subsidiary (and any Investment held by   such Person that was not acquired by such Person, or made pursuant to a commitment by   such Person that was not entered into, in contemplation of so becoming a Restricted   Subsidiary);   (ii) another Person if as a result of such Investment such other Person is   merged or consolidated with or into, or transfers or conveys all or substantially all its   assets to, or is liquidated into, the Borrower or a Restricted Subsidiary (and, in each case,   any Investment held by such other Person that was not acquired by such Person, or made
  56            pursuant to a commitment by such Person that was not entered into, in contemplation of   such merger, consolidation or transfer);   (iii) Temporary Cash Investments, Investment Grade Securities or Cash   Equivalents;   (iv) receivables owing to the Borrower or any Restricted Subsidiary, if created   or acquired in the ordinary course of business;   (v) any securities or other Investments received as consideration in, or   retained in connection with, sales or other dispositions of property or assets, including   Asset Dispositions made in compliance with Subsection 8.4;   (vi) securities or other Investments received in settlement of debts created in   the ordinary course of business and owing to, or of other claims asserted by, the   Borrower or any Restricted Subsidiary, or as a result of foreclosure, perfection or   enforcement of any Lien, or in satisfaction of judgments, including in connection with   any bankruptcy proceeding or other reorganization of another Person;   (vii) Investments in existence or made pursuant to legally binding written   commitments in existence on the Closing Date, and, in each case, any extension,   modification, replacement, reinvestment or renewal thereof; provided that the amount of   any such Investment may be increased in such extension, modification, replacement,   reinvestment or renewal only (x) as required by the terms of such Investment or binding   commitment as in existence on the Closing Date (including as a result of the accrual or   accretion of interest or original issue discount or the issuance of pay-in-kind securities) or   (y) as otherwise permitted by this Agreement;   (viii) Currency Agreements, Interest Rate Agreements, Commodities   Agreements and related Hedging Obligations, which obligations are Incurred in   compliance with Subsection 8.1;   (ix) pledges or deposits (x) with respect to leases or utilities provided to third   parties in the ordinary course of business or (y) otherwise described in the definition of   “Permitted Liens” or made in connection with Liens permitted under Subsection 8.6;   (x) (1) Investments in or by any Special Purpose Subsidiary, or in connection   with a Financing Disposition by, to, in or in favor of any Special Purpose Entity,   including Investments of funds held in accounts permitted or required by the   arrangements governing such Financing Disposition or any related Indebtedness, (2) any   promissory note issued by the Borrower or any Parent Entity; provided that if such Parent   Entity receives cash from the relevant Special Purpose Entity in exchange for such note,   an equal cash amount is contributed by any Parent Entity to the Borrower or (3)   Investments in notes receivable in connection with a transaction described in clause (iv)   of the definition of “Asset Disposition”;   (xi) bonds secured by assets leased to and operated by the Borrower or any   Restricted Subsidiary that were issued in connection with the financing of such assets so

  57            long as the Borrower or any Restricted Subsidiary may obtain title to such assets at any   time by paying a nominal fee, canceling such bonds and terminating the transaction;   (xii) [reserved];   (xiii) any Investment to the extent made using Capital Stock of the Borrower   (other than Disqualified Stock), Capital Stock of any Parent Entity or IPO Vehicle or   Junior Capital as consideration;   (xiv) Management Advances;   (xv) Investments in Related Businesses in an aggregate amount outstanding at   any time not to exceed an amount equal to the greater of $412,500,000 and 46.50% of   Four Quarter Consolidated EBITDA;   (xvi) any transaction to the extent it constitutes an Investment that is permitted   by and made in accordance with the provisions of Subsection 8.5(b) (except transactions   described in clauses (i), (v) and (vi) therein), including any Investment pursuant to any   transaction described in Subsection 8.5(b)(ii) (whether or not any Person party thereto is   at any time an Affiliate of the Borrower);   (xvii) any Investment by any Insurance Subsidiary in connection with the   provision of insurance to the Borrower or any of its Subsidiaries;   (xviii) other Investments in an aggregate amount outstanding at any time not to   exceed an amount equal to the greater of $412,500,000 and 46.50% of Four Quarter   Consolidated EBITDA;   (xix) Investments in prepaid expenses, negotiable instruments held for   collection and lease, utility and workers’ compensation, performance and similar deposits   entered into as a result of the operations of the business of the Borrower and its   Subsidiaries in the ordinary course of business or consistent with past practice;   (xx) Investments consisting of purchases or other acquisitions of inventory,   supplies, services, material or equipment or the licensing or contribution of intellectual   property pursuant to joint marketing arrangements with other Persons;   (xxi) any Investment in any joint venture in connection with intercompany cash   management arrangements or related activities arising in the ordinary course of business   or consistent with past practice; and   (xxii) Investments made in the ordinary course of business or consistent with   past practice in connection with obtaining, maintaining or renewing client contracts and   loans or advances made to distributors in the ordinary course of business or consistent   with past practice.   If any Investment pursuant to clause (xv) or (xviii) above, or Subsection   8.2(b)(vii) or 8.2(b)(xii), as applicable, is made in any Person that is not a Restricted Subsidiary
  58            and such Person thereafter (A) becomes a Restricted Subsidiary or (B) is merged or consolidated   into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the   Borrower or a Restricted Subsidiary, then such Investment shall thereafter be deemed to have   been made pursuant to clause (i) or (ii) above, respectively, and not clause (xv) or (xviii) above,   or Subsection 8.2(b)(vii) or 8.2(b)(xii), as applicable.   “Permitted Liens”:   (a) Liens for taxes, assessments or other governmental charges or claims not   yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to   have a Material Adverse Effect on the Borrower and its Restricted Subsidiaries, taken as a   whole, or that are being contested in good faith and by appropriate proceedings if adequate   reserves with respect thereto are maintained on the books of the Borrower or a Subsidiary   thereof, as the case may be, in accordance with GAAP;   (b) Liens with respect to outstanding motor vehicle fines and carriers’,   warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other like Liens arising   in the ordinary course of business in respect of obligations that are not known to be overdue for a   period of more than 60 days or that are bonded or that are being contested in good faith and by   appropriate proceedings or which in the aggregate would not reasonably be expected to have a   Material Adverse Effect on the Borrower and its Restricted Subsidiaries, taken as a whole;   (c) pledges, deposits or Liens in connection with workers’ compensation,   professional liability insurance, insurance programs, unemployment insurance and other social   security and other similar legislation or other insurance-related obligations (including pledges or   deposits securing liability to insurance carriers under insurance or self-insurance arrangements);   (d) pledges, deposits or Liens to secure the performance of bids, tenders,   trade, government or other contracts (other than for borrowed money), obligations for utilities,   leases, licenses, statutory obligations, completion guarantees, customs, surety, judgment, appeal,   indemnity or performance bonds, other similar bonds, instruments or obligations, and other   obligations of a like nature incurred in the ordinary course of business;   (e) (i) easements (including reciprocal easement agreements), rights-of-way,   building, zoning and similar restrictions, utility agreements, covenants, reservations, exceptions,   servitudes, restrictions, encroachments, charges, and other similar encumbrances or title defects   or irregularities incurred, (ii) any other matters that would be disclosed in an accurate survey   affecting real property or (iii) leases or subleases granted, licenses or sublicenses granted, or   occupancy agreements granted to others, whether or not of record and whether now in existence   or hereafter entered into which do not in the aggregate materially interfere with the ordinary   conduct of the business of the Borrower and its Subsidiaries, taken as a whole;   (f) Liens existing on, or provided for under written arrangements existing on,   the Closing Date, or (in the case of any such Liens securing Indebtedness of the Borrower or any   of its Subsidiaries existing or arising under written arrangements existing on the Closing Date)   securing any Refinancing Indebtedness in respect of such Indebtedness (other than Indebtedness   Incurred under Subsection 8.1(b)(i) and secured under clause (k)(1) of this definition), so long as

  59            the Lien securing such Refinancing Indebtedness is limited to all or part of the same property or   assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof)   that secured (or under such written arrangements could secure) the original Indebtedness;   (g) (i) mortgages, liens, security interests, restrictions, encumbrances or any   other matters of record that have been placed by any developer, landlord or other third party on   property over which the Borrower or any Restricted Subsidiary of the Borrower has easement   rights or on any leased property and subordination or similar agreements relating thereto and   (ii) any condemnation, eminent domain or compulsory purchase rights or proceedings affecting   any real property;   (h) Liens securing Indebtedness (including Liens securing any Obligations in   respect thereof) consisting of Hedging Obligations, Bank Products Obligations, Purchase Money   Obligations or Financing Lease Obligations Incurred in compliance with Subsection 8.1;   (i) Liens arising out of judgments, decrees, orders or awards in respect of   which the Borrower or any Restricted Subsidiary shall in good faith be prosecuting an appeal or   proceedings for review, which appeal or proceedings shall not have been finally terminated, or if   the period within which such appeal or proceedings may be initiated shall not have expired;   (j) leases, subleases, licenses, sublicenses or occupancy agreements to or   from third parties;   (k) Liens securing Indebtedness (including Liens securing any Obligations in   respect thereof) consisting of (1) Indebtedness Incurred in compliance with Subsection 8.1(b)(i),   (b)(iv), (b)(v), (b)(vii), (b)(viii), (b)(x) or (b)(xv) or Subsection 8.1(b)(iii) (other than   Refinancing Indebtedness Incurred in respect of Indebtedness described in Subsection 8.1(a) or   Subsection 8.1(b)(xvii)), (2) Acquisition Indebtedness Incurred in compliance with Subsection   8.1(b)(xi) or (b)(xiii); provided that (x) such Liens are limited to all or part of the same property   or assets, including Capital Stock (plus improvements, accessions, proceeds or dividends or   distributions in respect thereof, or replacements of any thereof) acquired, or of any Person   acquired or merged or consolidated with or into the Borrower or any Restricted Subsidiary, in   any transaction to which such Acquisition Indebtedness relates or (y) on the date of the   Incurrence of such Indebtedness after giving effect to such Incurrence, the Consolidated Secured   Leverage Ratio would equal or be less than the Consolidated Secured Leverage Ratio   immediately prior to giving effect thereto, (3) the Term Loans, (4) Indebtedness of any   Restricted Subsidiary that is not a Subsidiary Guarantor or (5) obligations in respect of   Management Advances or Management Guarantees; in each case under the foregoing clauses (1)   through (5) including Liens securing any Guarantee of any thereof;   (l) Liens existing on property or assets of a Person at, or provided for under   written arrangements existing at, the time such Person becomes a Subsidiary of the Borrower (or   at the time the Borrower or a Restricted Subsidiary acquires such property or assets, including   any acquisition by means of a merger or consolidation with or into the Borrower or any   Restricted Subsidiary); provided, however, that such Liens and arrangements are not created in   connection with, or in contemplation of, such other Person becoming such a Subsidiary (or such   acquisition of such property or assets), and that such Liens are limited to all or part of the same
  60            property or assets (plus improvements, accessions, proceeds or dividends or distributions in   respect thereof) that secured (or, under the written arrangements under which such Liens arose,   could secure) the obligations to which such Liens relate; provided, further, that for purposes of   this clause (l), if a Person other than the Borrower is the Successor Borrower with respect   thereto, any Subsidiary thereof shall be deemed to become a Subsidiary of the Borrower, and any   property or assets of such Person or any such Subsidiary shall be deemed acquired by the   Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such   Successor Borrower;   (m) Liens on Capital Stock, Indebtedness or other securities of an Unrestricted   Subsidiary or any joint venture that secure Indebtedness or other obligations of such Unrestricted   Subsidiary or joint venture, respectively;   (n) any encumbrance or restriction (including, but not limited to, pursuant to   put and call agreements or buy/sell arrangements) with respect to Capital Stock of any joint   venture or similar arrangement pursuant to any joint venture or similar agreement;   (o) Liens securing Indebtedness (including Liens securing any Obligations in   respect thereof) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness   (other than any Indebtedness Incurred under Subsection 8.1(b)(i) and secured under clause (k)(1)   of this definition) secured by, or securing any refinancing, refunding, extension, renewal or   replacement (in whole or in part) of any other obligation secured by, any other Permitted Liens;   provided that any such new Lien is limited to all or part of the same property or assets (plus   improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured   (or, under the written arrangements under which the original Lien arose, could secure) the   obligations to which such Liens relate;   (p) Liens (1) arising by operation of law (or by agreement to the same effect)   in the ordinary course of business, including Liens arising under or by reason of the Perishable   Agricultural Commodities Act of 1930, as amended from time to time, (2) on property or assets   under construction (and related rights) in favor of a contractor or developer or arising from   progress or partial payments by a third party relating to such property or assets, (3) on Margin   Stock, if and to the extent the value of all Margin Stock of the Borrower and its Subsidiaries   exceeds 25% of the value of the total assets subject to Subsection 8.6, (4) on receivables   (including related rights), (5) on cash set aside at the time of the Incurrence of any Indebtedness   or government securities purchased with such cash, in either case to the extent that such cash or   government securities prefund the payment of interest on such Indebtedness and are held in an   escrow account or similar arrangement to be applied for such purpose, (6) securing or arising by   reason of any netting or set-off or customer deposit arrangement entered into in the ordinary   course of banking or other trading activities (including in connection with purchase orders and   other agreements with customers), (7) in favor of the Borrower or any Subsidiary (other than   Liens on property or assets of the Borrower or any Subsidiary Guarantor in favor of any   Subsidiary that is not a Subsidiary Guarantor), (8) arising out of conditional sale, title retention,   consignment or similar arrangements for the sale of goods entered into in the ordinary course of   business, (9) on inventory or other goods and proceeds securing obligations in respect of   bankers’ acceptances issued or created to facilitate the purchase, shipment or storage of such   inventory or other goods, (10) relating to pooled deposit or sweep accounts to permit satisfaction

  61            of overdraft, cash pooling or similar obligations incurred in the ordinary course of business, (11)   attaching to commodity trading or other brokerage accounts incurred in the ordinary course of   business, (12) arising in connection with repurchase agreements permitted under Subsection 8.1   on assets that are the subject of such repurchase agreements, (13) in favor of any Special Purpose   Entity in connection with any Financing Disposition, (14) on any amounts (including the   proceeds of the applicable Indebtedness and any cash, Cash Equivalents and Temporary Cash   Investments deposited to cover interest and premium in respect of such Indebtedness) held by a   trustee or escrow agent under any indenture or other debt agreement governing Indebtedness   issued in escrow pursuant to customary escrow arrangements (as determined by the Borrower in   good faith, which determination shall be conclusive) pending the release thereof, or on the   proceeds deposited to discharge, redeem or defease Indebtedness under any indenture or other   debt agreement pursuant to customary discharge, redemption or defeasance provisions (as   determined by the Borrower in good faith, which determination shall be conclusive), pending   such discharge, redemption or defeasance, (15) on equipment of the Borrower or any of its   Restricted Subsidiaries granted in the ordinary course of business to the Borrower’s or a   Restricted Subsidiary’s customers, (16) (x) on accounts receivable or notes receivable (including   any ancillary rights pertaining thereto) purported to be sold or disposed of in connection with any   factoring agreement or similar arrangements to secure obligations owed under such factoring   agreement or similar arrangements and (y) any bank accounts used by the Borrower or any   Restricted Subsidiary in connection with any factoring agreement or any similar arrangements or   (17) arising in connection with overage provisions in respect of any purchase of any interest in   real property permitted under this Agreement;   (q) other Liens securing Indebtedness or other obligations that in the   aggregate at any time outstanding do not exceed an amount equal to the greater of $265,000,000   and 30.00% of Four Quarter Consolidated EBITDA at the time of Incurrence of such   Indebtedness or other obligations;   (r) Liens securing Indebtedness (including Liens securing any Obligations in   respect thereof) or other obligations of, or in favor of, any Special Purpose Entity, or in   connection with a Special Purpose Financing or otherwise, Incurred pursuant to clause (b)(ix) of   Subsection 8.1;   (s) Liens securing Indebtedness (including Liens securing any Obligations in   respect thereof) consisting of Indebtedness Incurred in compliance with Subsection 8.1; provided   that on the date of Incurrence of such Indebtedness after giving effect to such Incurrence (or, at   the Borrower’s option, on the date of the initial borrowing of such Indebtedness or entry into the   definitive agreement providing the commitment to fund such Indebtedness after giving pro forma   effect to the Incurrence of the entire committed amount of such Indebtedness (such committed   amount, a “Liens Secured Leverage Ratio Tested Committed Amount”), in which case such   Liens Secured Leverage Ratio Tested Committed Amount may thereafter be borrowed and   reborrowed in whole or in part, from time to time, without further compliance with this clause),   either (x) (i) prior to the second anniversary of the Closing Date, the Consolidated Secured   Leverage Ratio shall not exceed (1) in the case of Indebtedness being Incurred to finance or   refinance, or otherwise Incurred in connection with, any acquisition of assets (including Capital   Stock), business or Person, or any merger or consolidation of any Person with or into the   Borrower or any Restricted Subsidiary, or any other Investment, 4.50:1.00, or (2) in any other
  62            case, 4.00:1.00 or (ii) on or after the second anniversary of the Closing Date, the Consolidated   Secured Leverage Ratio shall not exceed 4.50:1.00 or (y) the Consolidated Secured Leverage   Ratio of the Borrower would equal or be less than the Consolidated Secured Leverage Ratio of   the Borrower immediately prior to giving effect thereto;   (t) Liens on the Collateral, if such Liens rank junior to the Liens on such   Collateral in relation to the Lien securing the Loans and the Subsidiary Guaranties, as applicable;   (u) Liens on (x) Vendor Collateral securing Vendor Financing Arrangements   and (y) Inventory and Accounts Receivable (in each case, as defined in the Guarantee and   Collateral Agreement or any other Security Document) (together with, in each case, the proceeds   thereof, including any proceeds thereof held in any Deposit Accounts) securing Vendor   Financing Arrangements, which Liens in the case of this clause (y) shall be permitted to be   senior in priority to the Liens securing the Term Loan Facility Obligations (such Inventory and   Accounts Receivable (and proceeds thereof), “Designated Vendor Priority Collateral”); provided   that the Collateral Agent and the applicable agent and/or lender(s), as the case may be, under   each such Vendor Financing Arrangement shall have entered into an Intercreditor Agreement in   connection therewith;   (v) any Lien mandatorily required under applicable law to be granted in favor   of creditors as a consequence of (i) any consolidation or merger of the Borrower or any   Restricted Subsidiary with or into the Borrower or any Restricted Subsidiary or (ii) the   termination of a domination and/or profit and loss pooling agreement; and   (w) any escrow arrangements not prohibited under this Agreement and entered   into in relation to (i) an Asset Disposition or (ii) any acquisition of assets (including Capital   Stock), business or Person, or any merger or consolidation of any Person with or into the   Borrower or any Restricted Subsidiary, or any other Investment permitted by this Agreement.   For purposes of determining compliance with this definition, (s) a Lien need not   be incurred solely by reference to one category of Permitted Liens described in this definition but   may be incurred under any combination of such categories (including in part under one such   category and in part under any other such category), (t) the principal amount of Indebtedness   secured by a Lien outstanding under any category of Permitted Liens shall be determined after   giving effect to the application of proceeds of any such Indebtedness to refinance any such other   Indebtedness, (u) in the event that a Lien (or any portion thereof) meets the criteria of one or   more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or   reclassify such Lien (or any portion thereof) in any manner that complies with this definition, (v)   any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the   Incurrence of such Indebtedness shall also be permitted to secure any increase in the amount of   such Indebtedness in connection with the accrual of interest, the accretion of accreted value, the   payment of interest in the form of additional Indebtedness and the payment of dividends on   Capital Stock constituting Indebtedness in the form of additional shares of the same class of   Capital Stock, (w) [reserved], (x) [reserved], (y) if any Liens securing Indebtedness or other   obligations are Incurred to refinance Liens securing Indebtedness or other obligations initially   Incurred (or, to refinance Liens Incurred to refinance Liens initially Incurred) in reliance on any   category of Permitted Liens measured by reference to a percentage of Four Quarter Consolidated

  63            EBITDA at the time of Incurrence of such Indebtedness or other obligation, and is refinanced by   any Indebtedness or other obligation secured by any Lien incurred by reference to such category   of Permitted Liens, and such refinancing (or any subsequent refinancing) would cause the   percentage of Four Quarter Consolidated EBITDA to be exceeded if calculated based on the   Four Quarter Consolidated EBITDA on the date of such refinancing, such percentage of Four   Quarter Consolidated EBITDA shall not be deemed to be exceeded (and such refinancing Lien   shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness or   other obligation does not exceed an amount equal to the principal amount of such Indebtedness   or other obligation being refinanced, plus the aggregate amount of fees, underwriting discounts,   premiums and other costs and expenses (including accrued and unpaid interest) incurred or   payable in connection with such refinancing and (z) if any Indebtedness or other obligation is   secured by any Lien outstanding under any category of Permitted Liens measured by reference to   a dollar amount, and is refinanced by any Indebtedness or other obligation secured by any Lien   incurred by reference to such category of Permitted Liens, and such refinancing (or any   subsequent refinancing) would cause such dollar amount to be exceeded, such dollar amount   shall not be deemed to be exceeded (and such refinancing Lien shall be deemed permitted) so   long as the principal amount of such refinancing Indebtedness or other obligation does not   exceed an amount equal to the principal amount of such Indebtedness being refinanced, plus the   aggregate amount of fees, underwriting discounts, premiums and other costs and expenses   (including accrued and unpaid interest) incurred or payable in connection with such refinancing.   “Permitted Payment”: as defined in Subsection 8.2(b).   “Permitted Repricing Amendment”: as defined in Subsection 11.1(i).   “Person”: an individual, partnership, corporation, company, limited liability   company, business trust, trust, joint stock company, unincorporated organization, association,   joint venture, Governmental Authority or other entity of whatever nature.   “Plan”: at a particular time, any employee benefit plan which is covered by   ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an “employer”   as defined in Section 3(5) of ERISA.   “Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by Section   3(42) of ERISA, as amended from time to time.   “Platform”: Intralinks, SyndTrak Online, Debtdomain or any other similar   electronic distribution system.   “Preferred Stock”: as applied to the Capital Stock of any corporation or company,   Capital Stock of any class or classes (however designated) that by its terms is preferred as to the   payment of dividends, or as to the distribution of assets upon any voluntary or involuntary   liquidation or dissolution of such corporation or company, over Capital Stock of any other class   of such corporation or company.   “Prepayment Date”: as defined in Subsection 4.4(h).
  64            “Projections”: those financial projections included in the lender presentation and   related material prepared in connection with the syndication of the Initial Term Loan Facility and   provided to the Lenders on or about July 12, 2022.   “PTE”: a prohibited transaction class exemption issued by the U.S. Department of   Labor, as any such exemption may be amended from time to time.   “Purchase”: as defined in clause (4) of the definition of “Consolidated Coverage   Ratio.”   “Purchase Money Obligations”: any Indebtedness Incurred to finance or   refinance the acquisition, leasing, construction or improvement of property (real or personal) or   assets, and whether acquired through the direct acquisition of such property or assets or the   acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.   “Qualified IPO”: (x) the issuance, sale or listing of common equity interests of   the Borrower, any Parent Entity or any IPO Vehicle pursuant to an effective registration   statement filed with the SEC in accordance with the Securities Act or the Exchange Act (whether   alone, in connection with an underwritten or secondary public offering or otherwise) and such   equity interests are listed on a nationally-recognized securities exchange in the U.S. or over-the-   counter market or (y) the acquisition, purchase, merger or other combination of the Borrower,   any Parent Entity or IPO Vehicle by, or with, a publicly traded special purpose acquisition   company or targeted acquisition company or any entity similar to the foregoing (a “SPAC IPO   Entity”) that results in any common equity interest of the Borrower, any Parent Entity or IPO   Vehicle or such SPAC IPO Entity (or its successor by merger, amalgamation or other   combination) being publicly traded on any nationally-recognized securities exchange in the U.S.   or over-the-counter market.   “Qualifying Lender”: as defined in Subsection 4.4(l)(iv)(3).   “Rating Agency”: Moody’s or S&P or, if Moody’s or S&P or both shall not make   a rating on the applicable security or instrument publicly available, a nationally recognized   statistical rating agency or agencies, as the case may be, selected by the Borrower which shall be   substituted for Moody’s or S&P or both, as the case may be.   “Real Property”: real property owned in fee simple by the Borrower or any of its   Subsidiaries, including the land, and all buildings, structures and other improvements now or   subsequently located thereon, fixtures now or subsequently attached thereto, and rights,   privileges, easements and appurtenances now or subsequently related thereto, and related   property interests.   “Receivable”: a right to receive payment pursuant to an arrangement with another   Person pursuant to which such other Person is obligated to pay, as determined in accordance with   GAAP.   “refinance”: refinance, refund, replace, renew, repay, modify, restate, defer,   substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or

  65            discharge mechanism); and the terms “refinances”, “refinanced” and “refinancing” as used for   any purpose in this Agreement shall have a correlative meaning.   “Refinancing Agreement”: as defined in Subsection 8.3(c).   “Refinancing Indebtedness”: Indebtedness that is Incurred to refinance any   Indebtedness (or unutilized commitments in respect of Indebtedness) existing on the Closing   Date or Incurred (or established) in compliance with this Agreement (including Indebtedness of   the Borrower that refinances Indebtedness (or unutilized commitments in respect of   Indebtedness) of the Borrower or any Restricted Subsidiary (to the extent permitted in this   Agreement) and Indebtedness of any Restricted Subsidiary that refinances Indebtedness (or   unutilized commitments in respect of Indebtedness) of the Borrower or another Restricted   Subsidiary) including Indebtedness that refinances Refinancing Indebtedness, and Indebtedness   Incurred pursuant to a commitment that refinances any Indebtedness or unutilized commitment;   provided, that (1) if the Indebtedness being refinanced is Subordinated Obligations or Guarantor   Subordinated Obligations, the Refinancing Indebtedness has a final Stated Maturity at the time   such Refinancing Indebtedness is Incurred that is the same as or later than the final Stated   Maturity of the Indebtedness being refinanced (or, if earlier, the Initial Term Loan Maturity   Date), (2) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or, if   issued with original issue discount, with an aggregate issue price) that is equal to or less than the   sum of (x) the aggregate principal amount then outstanding of the Indebtedness being refinanced,   plus (y) an amount equal to any unutilized commitment relating to the Indebtedness being   refinanced or otherwise then outstanding under a Credit Facility or other financing arrangement   being refinanced to the extent the unutilized commitment being refinanced could be drawn in   compliance with Subsection 8.1 immediately prior to such refinancing, plus (z) fees,   underwriting discounts, premiums and other costs and expenses (including accrued and unpaid   interest) Incurred or payable in connection with such refinancing and (3) Refinancing   Indebtedness shall not include (x) Indebtedness of a Restricted Subsidiary that is not a Subsidiary   Guarantor that refinances Indebtedness of the Borrower or a Subsidiary Guarantor that could not   have been initially Incurred by such Restricted Subsidiary pursuant to Subsection 8.1 or (y)   Indebtedness of the Borrower or a Restricted Subsidiary that refinances Indebtedness of an   Unrestricted Subsidiary.   “Refunding Capital Stock”: as defined in Subsection 8.2(b)(i).   “Register”: as defined in Subsection 11.6(b)(iv).   “Regulated Bank”: (x) an Approved Commercial Bank that is (i) a U.S.   depository institution the deposits of which are insured by the Federal Deposit Insurance   Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of   1913; (iii) a branch, agency or commercial lending company of a foreign bank operating   pursuant to approval by and under the supervision of the Board under 12 CFR part 211; (iv) a   non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause   (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar   office thereof supervised by a bank regulatory authority in any jurisdiction or (y) any Affiliate of   a Person set forth in clause (x) to the extent that (1) all of the Capital Stock of such Affiliate is   directly or indirectly owned by either (I) such Person set forth in clause (x) or (II) a parent entity
  66            that also owns, directly or indirectly, all of the Capital Stock of such Person set forth in clause   (x) and (2) such Affiliate is a securities broker or dealer registered with the SEC under Section   15 of the Exchange Act.   “Regulation S-X”: Regulation S-X promulgated by the SEC as in effect on the   Closing Date.   “Regulation T”: Regulation T of the Board as in effect from time to time.   “Regulation U”: Regulation U of the Board as in effect from time to time.   “Regulation X”: Regulation X of the Board as in effect from time to time.   “Related Business”: those businesses in which the Borrower or any of its   Subsidiaries is engaged on the Closing Date, or that are similar, related, complementary,   incidental or ancillary thereto or extensions, developments or expansions thereof.   “Related Parties”: with respect to any Person, such Person’s Affiliates and the   partners, officers, directors, trustees, employees, equity holders, shareholders, members,   attorneys and other advisors, agents and controlling persons of such Person and of such Person’s   affiliates and “Related Party” shall mean any of them.   “Related Taxes”: (x) any taxes, charges or assessments, including but not limited   to sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise,   license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges   or assessments (other than federal, state or local taxes measured by income and federal, state or   local withholding imposed by any government or other taxing authority on payments made by   any Parent Entity or IPO Vehicle other than to another Parent Entity or IPO Vehicle), required to   be paid by any Parent Entity or IPO Vehicle by virtue of its being formed or incorporated or   having Capital Stock outstanding or having made a loan (but not by virtue of owning stock or   other equity interests of any corporation or other entity other than the Borrower, any of its   Subsidiaries, any Parent Entity or IPO Vehicle), or being a holding company parent of the   Borrower, any of its Subsidiaries, any Parent Entity or IPO Vehicle or receiving dividends from   or other distributions in respect of the Capital Stock of the Borrower, any of its Subsidiaries, any   Parent Entity or IPO Vehicle, or having guaranteed any obligations of the Borrower or any   Subsidiary thereof, or having received any payment in respect of any of the items for which the   Borrower or any of its Subsidiaries is permitted to make payments to any Parent Entity or IPO   Vehicle pursuant to Subsection 8.2, or acquiring, developing, maintaining, owning, prosecuting,   protecting or defending its intellectual property and associated rights (including but not limited   to receiving or paying royalties for the use thereof), or assertions of infringement,   misappropriation, dilution or other violation of third-party intellectual property or associated   rights, to the extent relating to the business or businesses of the Borrower or any Subsidiary   thereof, (y) any taxes attributable to any taxable period (or portion thereof) ending on or prior to   the Closing Date, or to the consummation of any of the Transactions, or to any Parent Entity’s or   IPO Vehicle’s receipt of (or entitlement to) any payment in connection with the Transactions,   including any payment received after the Closing Date pursuant to any agreement related to the   Transactions or (z) any other federal, state, foreign, provincial or local taxes measured by income

  67            for which any Parent Entity or IPO Vehicle is liable up to an amount not to exceed, with respect   to federal taxes, the amount of any such taxes that the Borrower and its Subsidiaries would have   been required to pay on a separate company basis, or on a consolidated basis as if the Borrower   had filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the   Code) of which it were the common parent, or with respect to state, foreign, provincial and local   taxes, the amount of any such taxes that the Borrower and its Subsidiaries would have been   required to pay on a separate company basis, or on a consolidated, combined, unitary or affiliated   basis as if the Borrower had filed a consolidated, combined, unitary or affiliated return on behalf   of an affiliated group (as defined in the applicable state, foreign, provincial or local tax laws for   filing such return) consisting only of the Borrower and its Subsidiaries. Taxes include all   interest, penalties and additions relating thereto.   “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA or   the regulations issued thereunder, other than those events as to which the 30 day notice period is   waived under Section 21, 22, 23, 24, 25, 27 or 28 of PBGC Regulation Section 4043 or any   successor regulation thereto.   “Reporting Currency”: the currency in which the financial statements required to   be delivered pursuant to Subsection 7.1 for the most recently completed fiscal period were   denominated.   “Required Lenders”: Lenders the Term Credit Percentages of which aggregate to   greater than 50.0%; provided that the Term Loans held or deemed held by Defaulting Lenders   shall be excluded for purposes of making a determination of Required Lenders; provided,   further, that the Term Loans held or deemed held by a Disqualified Party shall be excluded for   purposes of making a determination of Required Lenders.   “Required Majority in Interest Lenders”: Lenders of any Tranche or Lenders of   any group of affected Lenders, as applicable, the Term Credit Percentages of which aggregate to   greater than 50.0% of the Term Credit Percentages of such Tranche or Lenders of such group of   affected Lenders; provided that the Term Loans held or deemed held by Defaulting Lenders shall   be excluded for purposes of making a determination of Required Majority in Interest Lenders;   provided, further, that the Term Loans held or deemed held by a Disqualified Party shall be   excluded for purposes of making a determination of Required Majority in Interest Lenders.   “Requirement of Law”: as to any Person, the Organizational Documents of such   Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination   of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding   upon such Person or any of its material property or to which such Person or any of its material   property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy   and subdivision of real properties; provided that the foregoing shall not apply to any non-binding   recommendation of any Governmental Authority.   “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK   Financial Institution, a UK Resolution Authority.
  68            “Responsible Officer”: as to any Person, any of the following officers of such   Person: (a) the chief executive officer or the president of such Person and, with respect to   financial matters, the chief financial officer, chief accounting officer, the treasurer or the   controller of such Person, (b) any vice president of such Person or, with respect to financial   matters, any assistant treasurer or assistant controller of such Person, in each case who has been   designated in writing to the Administrative Agent or the Collateral Agent as a Responsible   Officer by such chief executive officer or president of such Person or, with respect to financial   matters, by such chief financial officer of such Person, (c) with respect to the sixth and seventh   sentences of Subsection 1.2(c), Subsection 7.7 and ERISA matters and without limiting the   foregoing, the general counsel (or substantial equivalent) of such Person, (d) with respect to any   Person that does not have officers, the officer listed in clauses (a) through (c) of a Person that has   the authority to act on behalf of such Person and (e) any other individual designated as a   “Responsible Officer” for the purposes of this Agreement by the Board of Directors or   equivalent body of such Person.   “Restricted Payment”: as defined in Subsection 8.2(a).   “Restricted Payment Transaction”: any Restricted Payment permitted pursuant to   Subsection 8.2, any Permitted Payment, any Permitted Investment, or any transaction   specifically excluded from the definition of the term “Restricted Payment” (including pursuant to   the exception contained in clause (i) of such definition and the parenthetical exclusions contained   in clauses (ii) and (iii) of such definition).   “Restricted Subsidiary”: any Subsidiary of the Borrower other than an   Unrestricted Subsidiary.   “Rollover Indebtedness”: Indebtedness of the Borrower or a Guarantor issued to   any Lender in lieu of such Lender’s pro rata portion of any repayment of Term Loans made   pursuant to Subsection 4.4(a) or (e); so long as (other than in connection with a refinancing in   full of the Facilities) such Indebtedness would not have a weighted average life to maturity that   is shorter than the remaining weighted average life to maturity of the Term Loans being repaid.   “S&P”: Standard & Poor’s Financial Services LLC, a division of S&P Global,   Inc., and its successors.   “Sale”: as defined in clause (3) of the definition of “Consolidated Coverage   Ratio.”   “Sanctions”: as defined in clause (c) of the first sentence of Subsection 5.21.   “SEC”: the United States Securities and Exchange Commission or any successor   thereto.   “Secured Parties”: the “Secured Parties” as defined in the Guarantee and   Collateral Agreement.   “Securities Act”: the Securities Act of 1933, as amended from time to time.

  69            “Security Documents”: the collective reference to each Mortgage related to any   Mortgaged Fee Property, the Guarantee and Collateral Agreement and all other similar security   documents hereafter delivered to the Collateral Agent granting or perfecting a Lien on any asset   or assets of any Loan Party to secure the obligations and liabilities of the Loan Parties hereunder   and/or under any of the other Loan Documents or to secure any guarantee by any Guarantor of   any such obligations and liabilities, including any security documents executed and delivered or   caused to be delivered to the Collateral Agent pursuant to Subsection 7.9, in each case, as   amended, supplemented, waived or otherwise modified from time to time.   “Senior ABL Agent”: UBS AG, Stamford Branch, in its capacity as   administrative agent and collateral agent under the Senior ABL Facility, or any successor   administrative agent or collateral agent under the Senior ABL Facility.   “Senior ABL Agreement”: the ABL Credit Agreement, dated as of April 12,   2018, among the Borrower, the Canadian borrowers and U.S. subsidiary borrowers party thereto   from time to time, the lenders party thereto from time to time and UBS AG, Stamford Branch, as   administrative agent and collateral agent thereunder, as such agreement may be amended,   supplemented, waived or otherwise modified from time to time (including as amended by   Amendment No. 7, dated as of the Closing Date (the “Camelot ABL Amendment”)) or refunded,   refinanced, restructured, replaced, renewed, repaid, increased, decreased or extended from time   to time (whether in whole or in part, whether with the original administrative agent and lenders   or other agents and lenders or otherwise, and whether provided under the original Senior ABL   Agreement or one or more other credit agreements or otherwise), except to the extent such   agreement, instrument or document expressly provides that it is not intended to be and is not a   Senior ABL Agreement. Any reference to the Senior ABL Agreement hereunder shall be deemed   a reference to each Senior ABL Agreement then in existence.   “Senior ABL Facility”: the collective reference to the Senior ABL Agreement,   any Loan Documents (as defined therein), any notes and letters of credit issued pursuant thereto   and any guarantee and collateral agreement, patent, trademark and copyright security agreement,   mortgages, letter of credit applications and other guarantees, pledge agreements, security   agreements and collateral documents, and other instruments and documents, executed and   delivered pursuant to or in connection with any of the foregoing, in each case as the same may be   amended, supplemented, waived or otherwise modified from time to time, or refunded,   refinanced, restructured, replaced, renewed, repaid, increased, decreased or extended from time   to time (whether in whole or in part, whether with the original agent and lenders or other agents   and lenders or otherwise, and whether provided under the original Senior ABL Agreement or one   or more other credit agreements, indentures (including the Senior Secured Notes Indenture and   the Existing 2029 Notes Indenture) or financing agreements or otherwise) except to the extent   such agreement, instrument or document expressly provides that it is not intended to be and is   not a Senior ABL Facility. Without limiting the generality of the foregoing, the term “Senior   ABL Facility” shall include any agreement (i) changing the maturity of any Indebtedness   Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Borrower as   additional borrowers or guarantors thereunder, (iii) increasing or decreasing the amount of   Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise   altering the terms and conditions thereof.
  70            “Senior Cash Flow Agent”: JPMorgan Chase Bank, N.A., in its capacity as   administrative agent and collateral agent under the Senior Cash Flow Facility, or any successor   administrative agent or collateral agent under the Senior Cash Flow Facility.   “Senior Cash Flow Agreement”: the Cash Flow Credit Agreement, dated as of   April 12, 2018, among Cornerstone Building Brands, the lenders party thereto from time to time   and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent thereunder, as   such agreement may be amended, supplemented, waived or otherwise modified from time to   time or refunded, refinanced, restructured, replaced, renewed, repaid, increased, decreased or   extended from time to time (whether in whole or in part, whether with the original administrative   agent and lenders or other agents and lenders or otherwise, and whether provided under the   original Senior Cash Flow Agreement or one or more other credit agreements or otherwise),   except to the extent such agreement, instrument or document expressly provides that it is not   intended to be and is not a Senior Cash Flow Agreement. Any reference to the Senior Cash Flow   Agreement hereunder shall be deemed a reference to each Senior Cash Flow Agreement then in   existence.   “Senior Cash Flow Facility”: the collective reference to the Senior Cash Flow   Agreement, any Loan Documents (as defined therein), any notes and letters of credit issued   pursuant thereto and any guarantee and collateral agreement, patent, trademark and copyright   security agreement, mortgages, letter of credit applications and other guarantees, pledge   agreements, security agreements and collateral documents, and other instruments and documents,   executed and delivered pursuant to or in connection with any of the foregoing, in each case as the   same may be amended, supplemented, waived or otherwise modified from time to time, or   refunded, refinanced, restructured, replaced, renewed, repaid, increased, decreased or extended   from time to time (whether in whole or in part, whether with the original agent and lenders or   other agents and lenders or otherwise, and whether provided under the original Senior Cash Flow   Agreement or one or more other credit agreements, indentures (including the Senior Secured   Notes Indenture and the Existing 2029 Notes Indenture) or financing agreements or otherwise)   except to the extent such agreement, instrument or document expressly provides that it is not   intended to be and is not a Senior Cash Flow Facility. Without limiting the generality of the   foregoing, the term “Senior Cash Flow Facility” shall include any agreement (i) changing the   maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding   Subsidiaries of the Borrower as additional borrowers or guarantors thereunder, (iii) increasing or   decreasing the amount of Indebtedness Incurred thereunder or available to be borrowed   thereunder or (iv) otherwise altering the terms and conditions thereof.   “Senior Credit Facilities”: collectively, the Senior ABL Facility and the Senior   Cash Flow Facility.   “Senior Indebtedness”: any Indebtedness of Holdings, the Borrower or any   Restricted Subsidiary other than, (x) in the case of Holdings, Parent Subordinated Obligations,   (y) in the case of the Borrower, Subordinated Obligations and (z) in the case of any Subsidiary   Guarantor, Guarantor Subordinated Obligations.   “Senior Secured Notes”: the 8.750% Senior Secured Notes due 2028 of the   Borrower issued on the Closing Date, as the same may be exchanged for substantially similar

  71            senior secured notes that have been registered under the Securities Act, and as the same or such   substantially similar notes may be amended, supplemented, waived or otherwise modified from   time to time.   “Senior Secured Notes Documents”: the Senior Secured Notes Indenture and all   other instruments, agreements and other documents evidencing or governing the Senior Secured   Notes or providing for any guarantee, obligation, security or other right in respect thereof, as the   same may be amended, restated, supplemented, waived or otherwise modified from time to time.   “Senior Secured Notes Indenture”: the Indenture, dated as of the Closing Date,   under which the Senior Secured Notes are issued, as the same may be amended, supplemented,   waived or otherwise modified from time to time.   “Set”: the collective reference to Term SOFR Rate Loans of a single Tranche, the   then current Interest Periods with respect to all of which begin on the same date and end on the   same later date (whether or not such Term SOFR Rate Loans shall originally have been made on   the same day).   “Settlement Service”: as defined in Subsection 11.6(b).   “Significant Subsidiary”: any Restricted Subsidiary that would be a “significant   subsidiary” of the Borrower within the meaning of Rule 1-02 under Regulation S-X promulgated   by the SEC, as such Regulation is in effect on the Closing Date.   “Single Employer Plan”: any Plan which is covered by Title IV or Section 302 of   ERISA or Section 412 of the Code, but which is not a Multiemployer Plan.   “SOFR”: with respect to any U.S. Government Securities Business Day, a rate   per annum equal to the secured overnight financing rate for such U.S. Government Securities   Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on   the immediately succeeding U.S. Government Securities Business Day.   “SOFR Administrator”: the NYFRB (or a successor administrator of the secured   overnight financing rate).   “SOFR Administrator’s Website”: the NYFRB’s Website, currently at   http://www.newyorkfed.org, or any successor source for the secured overnight financing rate   identified as such by the SOFR Administrator from time to time.   “SOFR Rate Day”: as defined in the definition of “Daily Simple SOFR Rate”.   “Solicited Discount Proration”: as defined in Subsection 4.4(l)(iv)(3).   “Solicited Discounted Prepayment Amount”: as defined in   Subsection 4.4(l)(iv)(1).
  72            “Solicited Discounted Prepayment Notice”: an irrevocable written notice of a   Borrower Solicitation of Discounted Prepayment Offer made pursuant to Subsection 4.4(l)(iv)   substantially in the form of Exhibit Q hereto.   “Solicited Discounted Prepayment Offer”: the irrevocable written offer by each   Lender, substantially in the form of Exhibit R hereto, submitted following the Administrative   Agent’s receipt of a Solicited Discounted Prepayment Notice.   “Solicited Discounted Prepayment Response Date”: as defined in   Subsection 4.4(l)(iv)(1).   “Solvent” and “Solvency”: with respect to the Borrower and its Subsidiaries on a   consolidated basis after giving effect to the Transactions on the Closing Date (including, if   applicable, the Camelot CD&R Share Purchase), means (i) the Fair Value and Present Fair   Salable Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed their   Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrower and its Subsidiaries   taken as a whole do not have Unreasonably Small Capital; and (iii) the Borrower and its   Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified   Contingent Liabilities as they mature (all capitalized terms used in this definition (other than   “Borrower”, “Closing Date”, “Subsidiary” and “Transactions”, which have the meanings set   forth in this Agreement) shall have the meanings assigned to such terms in the form of solvency   certificate attached hereto as Exhibit H).   “SPAC IPO Entity”: as defined in the definition of “Qualified IPO.”   “Special Purpose Entity”: (x) any Special Purpose Subsidiary or (y) any other   Person that is engaged in the business of (i) acquiring, selling, collecting, financing or   refinancing Receivables, accounts (as defined in the Uniform Commercial Code or any   analogous law, as in effect in any applicable jurisdiction from time to time), other accounts   and/or other receivables, and/or related assets, (ii) acquiring, selling, leasing, financing or   refinancing Real Property and/or related rights (including under leases and insurance policies)   and/or assets (including managing, exercising and disposing of any such rights and/or assets)   and/or (iii) financing or refinancing in respect of Capital Stock of any Special Purpose   Subsidiary.   “Special Purpose Financing”: any financing or refinancing of assets consisting of   or including Receivables and/or Real Property of the Borrower or any Restricted Subsidiary that   have been transferred to a Special Purpose Entity or made subject to a Lien in a Financing   Disposition (including any financing or refinancing in respect of Capital Stock of a Special   Purpose Subsidiary held by another Special Purpose Subsidiary).   “Special Purpose Financing Expense”: for any period, (a) the aggregate interest   expense for such period on any Indebtedness of any Special Purpose Subsidiary that is a   Restricted Subsidiary, which Indebtedness is not recourse to the Borrower or any Restricted   Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special Purpose   Financing Undertakings), and (b) Special Purpose Financing Fees.

  73            “Special Purpose Financing Fees”: distributions or payments made directly or by   means of discounts with respect to any participation interest issued or sold in connection with,   and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Special   Purpose Financing.   “Special Purpose Financing Undertakings”: representations, warranties,   covenants, indemnities, guarantees of performance and (subject to clause (y) of the proviso   below) other agreements and undertakings entered into or provided by the Borrower or any of its   Restricted Subsidiaries that the Borrower determines in good faith (which determination shall be   conclusive) are customary or otherwise necessary or advisable in connection with a Special   Purpose Financing or a Financing Disposition; provided that (x) it is understood that Special   Purpose Financing Undertakings may consist of or include (i) reimbursement and other   obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for   credit enhancement purposes, (ii) Hedging Obligations or other obligations relating to Interest   Rate Agreements, Currency Agreements or Commodities Agreements entered into by the   Borrower or any Restricted Subsidiary, in respect of any Special Purpose Financing or Financing   Disposition, or (iii) any Guarantee in respect of customary recourse obligations (as determined in   good faith by the Borrower, which determination shall be conclusive) in connection with any   collateralized mortgage-backed securitization or any other Special Purpose Financing or   Financing Disposition, including in respect of Liabilities in the event of any involuntary case   commenced with the collusion of any Special Purpose Subsidiary or any Affiliate thereof, or any   voluntary case commenced by any Special Purpose Subsidiary, under any applicable bankruptcy   law, and (y) subject to the preceding clause (x), any such other agreements and undertakings   shall not include any Guarantee of Indebtedness of a Special Purpose Subsidiary by the Borrower   or a Restricted Subsidiary that is not a Special Purpose Subsidiary.   “Special Purpose Subsidiary”: any Subsidiary of the Borrower that (a) is engaged   solely in (x) the business of (i) acquiring, selling, collecting, financing or refinancing   Receivables, accounts (as defined in the Uniform Commercial Code or any analogous law, as in   effect in any applicable jurisdiction from time to time) and other accounts and receivables   (including any thereof constituting or evidenced by chattel paper, instruments or general   intangibles), all proceeds thereof and all rights (contractual and other), collateral and/or other   assets relating thereto, (ii) acquiring, selling, leasing, financing or refinancing Real Property   and/or related rights (including under leases and insurance policies) and/or assets (including   managing, exercising and disposing of any such rights and/or assets), all proceeds thereof and all   rights (contractual and other), collateral and/or other assets relating thereto, and/or (iii) owning   or holding Capital Stock of any Special Purpose Subsidiary and/or engaging in any financing or   refinancing in respect thereof, and (y) any business or activities incidental or related to such   business, and (b) is designated as a “Special Purpose Subsidiary” by the Borrower.   “Specified Discount”: as defined in Subsection 4.4(l)(ii)(1).   “Specified Discount Prepayment Amount”: as defined in Subsection 4.4(l)(ii)(1).   “Specified Discount Prepayment Notice”: an irrevocable written notice of the   Borrower Offer of Specified Discount Prepayment made pursuant to Subsection 4.4(l)(ii)   substantially in the form of Exhibit S hereto.
  74            “Specified Discount Prepayment Response”: the written response by each   Lender, substantially in the form of Exhibit T hereto, to a Specified Discount Prepayment   Notice.   “Specified Discount Prepayment Response Date”: as defined in   Subsection 4.4(l)(ii)(1).   “Specified Discount Proration”: as defined in Subsection 4.4(l)(ii)(3).   “Specified Existing Tranche”: as defined in Subsection 2.10(a)(ii).   “Specified Refinancing Amendment”: an amendment to this Agreement effecting   the incurrence of Specified Refinancing Facilities in accordance with Subsection 2.11.   “Specified Refinancing Facilities”: as defined in Subsection 2.11(a).   “Specified Refinancing Indebtedness”: Indebtedness incurred by the Borrower   pursuant to and in accordance with Subsection 2.11.   “Specified Refinancing Lenders”: as defined in Subsection 2.11(b).   “Specified Refinancing Term Loans”: as defined in Subsection 2.11(a).   “Specified Refinancing Tranche”: Specified Refinancing Facilities with the same   terms and conditions made on the same day and any Supplemental Term Loan added to such   Tranche pursuant to Subsection 2.8.   “Specified Representations”: the representations set forth in (x) the last sentence   of Subsection 5.2, (y) Subsections 5.3(a) (with respect to due organization and valid existence),   5.4 (other than the second sentence thereof), 5.5(c) (with respect to the incurrence of the Loans,   the provision of guarantees and granting of security not violating the Organizational Documents   of any Loan Party), 5.11, 5.13 (subject to the limitations set forth in the proviso to Subsections   6.1(a), 6.1(g), 6.1(h) and 6.1(i)), clause (a) of the first sentence of 5.21 (with respect to the use of   proceeds of the Loans on the Closing Date not violating the PATRIOT Act) and (z) the first   sentence of Subsection 5.14.   “Sponsor”: CD&R.   “Stated Maturity”: with respect to any Indebtedness, the date specified in such   Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and   payable, including pursuant to any mandatory redemption provision (but excluding any provision   providing for the repurchase or repayment of such Indebtedness at the option of the holder   thereof upon the happening of any contingency).   “Submitted Amount”: as defined in Subsection 4.4(l)(iii)(1).   “Submitted Discount”: as defined in Subsection 4.4(l)(iii)(1).

  75            “Subordinated Obligations”: any Indebtedness of the Borrower (whether   outstanding on the Closing Date or thereafter Incurred) that is expressly subordinated in right of   payment to the Term Loan Facility Obligations pursuant to a written agreement.   “Subsection 2.10 Additional Amendment”: as defined in Subsection 2.10(c).   “Subsidiary”: as to any Person, a corporation, association, partnership, limited   liability company or other entity (a) of which shares of stock or other ownership interests having   ordinary voting power (other than stock or such other ownership interests having such power   only by reason of the happening of a contingency) to elect a majority of the Board of Directors or   other managers of such corporation, partnership, limited liability company or other entity are at   the time owned by such Person, or (b) the management of which is otherwise controlled, directly   or indirectly through one or more intermediaries, or both, by such Person and, in the case of this   clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless   otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall   refer to a Subsidiary or Subsidiaries of the Borrower.   “Subsidiary Guarantor”: any Restricted Subsidiary of the Borrower that enters   into a Subsidiary Guaranty, in each case, unless and until such Subsidiary is released from such   Subsidiary Guaranty in accordance with the terms of this Agreement or the Subsidiary Guaranty.   “Subsidiary Guaranty”: any guaranty of the Term Loan Facility Obligations of   the Borrower provided pursuant to the Guarantee and Collateral Agreement or pursuant to a   guaranty in such other form as may be agreed between the Borrower and the Administrative   Agent.   “Successor Borrower”: as defined in Subsection 8.7(a)(i).   “Supplemental Term Loan Commitments”: as defined in Subsection 2.8(a).   “Supplemental Term Loans”: Term Loans made in respect of Supplemental Term   Loan Commitments.   “Tax Sharing Agreement”: the Tax Sharing Agreement between the Borrower,   Parent Topco (or any other Parent Entity) and certain other parties to be entered into on or prior   to the Closing Date, as the same may be amended, supplemented, waived or otherwise modified   from time to time.   “Taxes”: any and all present or future income, stamp or other taxes, levies,   imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied,   collected, withheld or assessed by any Governmental Authority.   “Temporary Cash Investments”: any of the following: (i) any investment in   (x) direct obligations of the United States of America, Canada, the United Kingdom, Japan,   Switzerland, a member state of the European Union or any country in whose currency funds are   being held pending their application in the making of an investment, distribution or capital   expenditure by the Borrower or a Restricted Subsidiary in that country or with such funds, or any   agency or instrumentality of any thereof, or obligations Guaranteed by the United States of
  76            America, Canada, the United Kingdom, Japan, Switzerland or a member state of the European   Union or any country in whose currency funds are being held pending their application in the   making of an investment, distribution or capital expenditure by the Borrower or a Restricted   Subsidiary in that country or with such funds, or any agency or instrumentality of any of the   foregoing, or obligations guaranteed by any of the foregoing or (y) direct obligations of any   foreign country recognized by the United States of America rated at least “A” by S&P or “A2”   by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating   of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating   organization), (ii) overnight bank deposits, and investments in time deposit accounts, certificates   of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks,   similar instruments) maturing not more than one year after the date of acquisition thereof issued   by (x) any bank or other institutional lender under this Agreement or a Credit Facility or any   affiliate thereof or (y) a bank or trust company that is organized under the laws of the United   States of America, any state thereof or any foreign country recognized by the United States of   America having capital and surplus aggregating in excess of $250,000,000 (or the foreign   currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A2” by   Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of   S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating   organization) at the time such Investment is made, (iii) repurchase obligations for underlying   securities or instruments of the types described in clause (i) or (ii) above entered into with a bank   meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper,   maturing not more than 24 months after the date of acquisition, issued by a Person (other than   that of the Borrower or any of its Subsidiaries), with a rating at the time as of which any   Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher)   according to S&P (or, in either case, the equivalent of such rating by such organization or, if no   rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized   rating organization), (v) Investments in securities maturing not more than 24 months after the   date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the   United States of America, or by any political subdivision or taxing authority thereof, and rated at   least “BBB-” by S&P or “Baa3” by Moody’s (or, in either case, the equivalent of such rating by   such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by   any nationally recognized rating organization), (vi) Indebtedness or Preferred Stock (other than   of the Borrower or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or   higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no   rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized   rating organization), (vii) investment funds investing at least 90.0% of their assets in securities of   the type described in clauses (i) through (vi) above (which funds may also hold cash pending   investment and/or distribution), (viii) any money market deposit accounts issued or offered by a   domestic commercial bank or a commercial bank organized and located in a country recognized   by the United States of America, in each case, having capital and surplus in excess of   $250,000,000 (or the foreign currency equivalent thereof), or investments in money market funds   subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the   Investment Company Act and (ix) similar investments approved by the Board of Directors in the   ordinary course of business.   “Term Credit Percentage”: as to any Lender at any time, the percentage of the   aggregate outstanding Term Loans (if any) of the Lenders and aggregate unused Term Loan

  77            Commitments of the Lenders (if any) then constituted by such Lender’s outstanding Term Loans   (if any) and such Lender’s unused Term Loan Commitments (if any).   “Term Loan Commitment”: as to any Lender, the aggregate of its Initial Term   Loan Commitments, Incremental Term Loan Commitment and Supplemental Term Loan   Commitments; collectively as to all Lenders the “Term Loan Commitments.”   “Term Loan Facility Obligations”: obligations of the Borrower and the other   Loan Parties from time to time arising under or in respect of the due and punctual payment of   (i) the principal of and premium, if any, and interest (including interest accruing during (or that   would accrue but for) the pendency of any bankruptcy, insolvency, receivership or other similar   proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when   and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or   otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities,   whether primary, secondary, direct, contingent, fixed or otherwise (including monetary   obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other   similar proceeding, regardless of whether allowed or allowable in such proceeding), of the   Borrower and the other Loan Parties under this Agreement and the other Loan Documents.   “Term Loans”: the Initial Term Loans, Incremental Term Loans, Extended Term   Loans and Specified Refinancing Term Loans, as the context shall require.   “Term SOFR Administrator”: the CME Group Benchmark Administration   Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the   Administrative Agent in its reasonable discretion).   “Term SOFR Rate”:   (a) for any calculation with respect to a Term SOFR Rate Loan, the Term   SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such   day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities   Business Days prior to the first day of such Interest Period, as such rate is published by the Term   SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any   Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable   tenor has not been published by the Term SOFR Administrator and a Term SOFR Replacement   Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate   will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR   Administrator on the first preceding U.S. Government Securities Business Day for which such   Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so   long as such first preceding U.S. Government Securities Business Day is not more than three (3)   U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination   Day, and   (b) for any calculation with respect to an ABR Loan on any day, the Term   SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR   Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such   day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of
  78            5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR   Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator   and a Term SOFR Replacement Date with respect to the Term SOFR Reference Rate has not   occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as   published by the Term SOFR Administrator on the first preceding U.S. Government Securities   Business Day for which such Term SOFR Reference Rate for such tenor was published by the   Term SOFR Administrator so long as such first preceding U.S. Government Securities Business   Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR   Term SOFR Determination Day;   provided, further, that if Term SOFR Rate determined as provided above   (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than   0.50%, then Term SOFR Rate shall be deemed to be 0.50%.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the Term SOFR Administrator or a Governmental Authority   having jurisdiction over the Administrative Agent has made a public statement identifying a   specific date after which Term SOFR Rate shall no longer be used or be representative for   determining interest rates for loans in Dollars (such date, “Term SOFR Replacement Date”),   then, at the Borrower’s request, the Administrative Agent and the Borrower shall endeavor to   establish an alternate rate of interest to Term SOFR Rate that gives due consideration to the then   prevailing market convention for determining a rate of interest for syndicated loans in the United   States at such time, and shall enter into an amendment to this Agreement to reflect such alternate   rate of interest and such other related changes to this Agreement, including Benchmark   Replacement Conforming Changes, as may be applicable (including amendments to the   Applicable Margin to preserve the terms of the economic transactions initially agreed to among   the Borrower, on the one hand, and the Lenders on the other hand). Notwithstanding anything to   the contrary herein, such amendment shall become effective without any further action or   consent of any other party to this Agreement.   “Term SOFR Rate Loan”: a Loan that bears interest at a rate based on the Term   SOFR Rate.   “Term SOFR Reference Rate”: the forward-looking term rate based on SOFR.   “Term SOFR Replacement Date”: as defined in the definition of Term SOFR   Rate.   “Topco”: Camelot Return Holdings, LLC, a Delaware limited liability company,   and any successor in interest thereto.   “Total Leverage Ratio Tested Committed Amount”: as defined in Subsection   8.1(b)(xvii).   “Total Secured Leverage Excess Collateral Proceeds”: as defined in Subsection   8.4(b).

  79            “Total Secured Leverage Excess Other Proceeds”: as defined in Subsection 8.4(c).   “Total Secured Leverage Excess Proceeds”: as defined in Subsection 8.4(b).   “Trade Payables”: with respect to any Person, any accounts payable or any   indebtedness or monetary obligation to trade creditors created, assumed or guaranteed by such   Person arising in the ordinary course of business in connection with the acquisition of goods or   services.   “Trading Price”: as defined in Subsection 11.6(m)(iv)(A)(3)(z).   “Tranche”: with respect to Term Loans or commitments, refers to whether such   Term Loans or commitments are (1) Initial Term Loans or Initial Term Loan Commitments, (2)   Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions   made on the same day and any Supplemental Term Loans added to such Tranche pursuant to   Subsection 2.8, (3) Extended Term Loans (of the same Extension Series) or (4) Specified   Refinancing Facilities with the same terms and conditions made on the same day and any   Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8.   “Transaction Agreements”: collectively, (i) the Camelot Acquisition Agreements,   (ii) the CD&R Expense Reimbursement Agreement, (iii) the CD&R Indemnification Agreement,   and (iv) any agreement primarily providing for indemnification and/or contribution for the   benefit of any Permitted Holder in respect of Liabilities resulting from, arising out of or in   connection with, based upon or relating to (a) any management, consulting or advisory services,   or any financing, underwriting or placement services or other investment banking activities to,   for or in respect of any Parent Entity or any of its Subsidiaries, (b) any offering of securities or   other financing activity or arrangement of or by any Parent Entity, any IPO Vehicle or any of   their respective Subsidiaries or (c) any action or failure to act of or by any Parent Entity, any IPO   Vehicle or any of their respective Subsidiaries (or any of their respective predecessors), in each   case as the same may be amended, supplemented, waived or otherwise modified from time to   time in accordance with the terms thereof.   “Transactions”: collectively, any or all of the following (whether taking place   prior to, on or following the Closing Date): (i) the entry into the Camelot Acquisition   Agreements and the consummation of the transactions and performance of the obligations   contemplated thereby, including the Camelot Acquisition, (ii) the entry into this Agreement and   the other Loan Documents and incurrence of Indebtedness hereunder, (iii) the entry into the   Camelot ABL Amendment and incurrence of Indebtedness under the Senior ABL Facility (as   amended thereby), (iv) the entry into the Senior Secured Notes Documents, and the offer and   issuance of the Senior Secured Notes, (v), the issuance of a senior PIK note by Parent Topco,   (vi) the Equity Contribution and (vii) all other transactions relating to any of the foregoing   (including payment of fees, premiums and expenses related to any of the foregoing).   “Transferee”: any Participant or Assignee.   “Treasury Capital Stock”: as defined in Subsection 8.2(b)(i).
  80            “Treasury Rate”: with respect to a Make-Whole Prepayment Date, the weekly   average yield to maturity at the time of computation of United States Treasury securities with a   constant maturity (as compiled and published in the most recent Federal Reserve Statistical   Release H.15(519) that has become publicly available at least two Business Days prior to the   date of the applicable notice of prepayment (or, if such Statistical Release is no longer published   or the relevant information does not appear thereon, any publicly available source of similar   market data)) most nearly equal to the period from such Make-Whole Prepayment Date to   August 1, 2024; provided, however, that if the period from such Make-Whole Prepayment Date   to August 1, 2024 is not equal to the constant maturity of the United States Treasury security for   which a weekly average yield is given, the Treasury Rate shall be obtained by linear   interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of   United States Treasury securities for which such yields are given, except that if the period from   such Make-Whole Prepayment Date to August 1, 2024 is less than one year, the weekly average   yield on actually traded United States Treasury securities adjusted to a constant maturity of one   year shall be used.   “Type”: the type of Loan determined based on the interest option applicable   thereto, with there being three Types of Loans hereunder, namely Daily Simple SOFR Rate   Loans, Term SOFR Rate Loans and ABR Loans.   “UCC”: the Uniform Commercial Code as in effect in the State of New York   from time to time.   “UK Financial Institutions”: any BRRD Undertaking (as such term is defined   under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom   Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook   (as amended from time to time) promulgated by the United Kingdom Financial Conduct   Authority, which includes certain credit institutions and investment firms, and certain affiliates   of such credit institutions or investment firms.   “UK Resolution Authority”: the Bank of England or any other public   administrative authority having responsibility for the resolution of any UK Financial Institution.   “Ultimate Topco”: Camelot Return Ultimate, L.P., a Delaware limited   partnership, and any successor in interest thereto.   “United States Person”: any United States person within the meaning of   Section 7701(a)(30) of the Code.   “Unrestricted Subsidiary”: (i) any Subsidiary of the Borrower that at the time of   determination is an Unrestricted Subsidiary, as designated by the Board of Directors in the   manner provided below, and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of   Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly   formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or   any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on   any property of, the Borrower or any other Restricted Subsidiary of the Borrower that is not a   Subsidiary of the Subsidiary to be so designated; provided, that (A) such designation was made

  81            at or prior to the Closing Date, (B) the Subsidiary to be so designated has total consolidated   assets of $1,000 or less or (C) if such Subsidiary has consolidated assets greater than $1,000,   then such designation would be permitted under Subsection 8.2. The Board of Directors may   designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, that immediately   after giving effect to such designation (w) the Borrower could Incur at least $1.00 of additional   Indebtedness under Subsection 8.1(a) or (b)(xvii), (x) the Consolidated Coverage Ratio would   equal or exceed the Consolidated Coverage Ratio immediately prior to giving effect to such   designation, (y) the Consolidated Total Leverage Ratio would equal or be less than the   Consolidated Total Leverage Ratio immediately prior to giving effect to such designation or (z)   such Subsidiary shall be a Special Purpose Subsidiary with no Indebtedness outstanding other   than Indebtedness that can be Incurred (and upon such designation shall be deemed to be   Incurred and outstanding) pursuant to Subsection 8.1(b). Any such designation by the Board of   Directors shall be evidenced to the Administrative Agent by promptly filing with the   Administrative Agent a copy of the resolution of the Borrower’s Board of Directors giving effect   to such designation and a certificate of a Responsible Officer of the Borrower certifying that   such designation complied with the foregoing provisions.   “U.S. Government Securities Business Day”: any day except for (i) a Saturday,   (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association   recommends that the fixed income departments of its members be closed for the entire day for   purposes of trading in United States government securities.   “U.S. Special Resolution Regime”: each of (i) the Federal Deposit Insurance Act   and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street   Reform and Consumer Protection Act and the regulations promulgated thereunder.   “U.S. Tax Compliance Certificate”: as defined in Subsection 4.11(b)(ii)(2).   “Vendor Collateral”: with respect to a Vendor Financing Arrangement, the   goods, services or equipment (and any proceeds thereof) of the Borrower or the Subsidiary   Guarantors, now owned or hereafter acquired, that were financed with such Vendor Financing   Arrangement.   “Vendor Financing Arrangement”: any supply chain financing arrangement,   structured vendor payable program, payables financing arrangement, reverse factoring   arrangement or any other similar arrangement or program pursuant to which the Borrower or any   of its Restricted Subsidiaries provides a vendor an option to factor such vendor’s receivables   from the Borrower or such Restricted Subsidiary to a bank or financial institution.   “Voting Stock”: as to any entity, all classes of Capital Stock of such entity then   outstanding and normally entitled to vote in the election of directors or all interests in such entity   with the ability to control the management or actions of such entity.   “Wholly Owned Domestic Subsidiary”: as to any Person, any Domestic   Subsidiary of such Person of which such Person owns, directly or indirectly through one or more   Wholly Owned Domestic Subsidiaries, all of the Capital Stock of such Domestic Subsidiary.
  82            “Wholly Owned Subsidiary”: as to any Person, any Subsidiary of such Person of   which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries,   all of the Capital Stock of such Subsidiary.   “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution   Authority, the write-down and conversion powers of such EEA Resolution Authority from time   to time under the Bail-In Legislation for the applicable EEA Member Country, which write-   down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with   respect to the United Kingdom, the powers of the applicable Resolution Authority in each case   under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any   UK Financial Institution or any contract or instrument under which that liability arises, to   convert all or part of that liability into shares, securities or obligations of that person or any other   person, to provide that any such contract or instrument is to have effect as if a right had been   exercised under it or to suspend any obligation in respect of that liability or any of the powers   under that Bail-In Legislation that are related to or ancillary to any of those powers.   1.2 Other Definitional and Interpretive Provisions.   (a) Unless otherwise specified therein, all terms defined in this Agreement   shall have the defined meanings when used in any Notes, any other Loan Document or   any certificate or other document made or delivered pursuant hereto.   (b) As used herein and in any Notes and any other Loan Document, and any   certificate or other document made or delivered pursuant hereto or thereto, accounting   terms relating to the Borrower and its Restricted Subsidiaries not defined in   Subsection 1.1 and accounting terms partly defined in Subsection 1.1, to the extent not   defined, shall have the respective meanings given to them under GAAP.   (c) The words “hereof”, “herein” and “hereunder” and words of similar   import when used in this Agreement shall refer to this Agreement as a whole and not to   any particular provision of this Agreement, and Section, Subsection, Schedule and   Exhibit references are to this Agreement unless otherwise specified. The words   “include”, “includes” and “including” shall be deemed to be followed by the phrase   “without limitation.” Any reference herein to any Person shall be construed to include   such Person’s successors and assigns permitted hereunder. Any reference herein to the   financial statements (or any component thereof) of the Borrower shall be construed to   include the financial statements (or the applicable component thereof) of the Borrower or   any Parent Entity or IPO Vehicle (and/or any predecessor of the foregoing, if applicable)   whose financial statements satisfy the Borrower’s financial reporting obligations under   Subsection 7.1. With respect to any Default or Event of Default, the words “exists,” “is   continuing” or similar expressions with respect thereto shall mean that such Default or   Event of Default has occurred and has not yet been cured or waived. If any Default or   Event of Default has occurred hereunder (any such Default or Event of Default, an   “Initial Default”) and is subsequently cured (a “Cured Default”), any other Default, Event   of Default or failure of a condition precedent that resulted or may have resulted from   (i) the making or deemed making of any representation or warranty by any Loan Party or   (ii) any act or omission by any Loan Party or any Subsidiary of any Loan Party, in each

  83            case which subsequent Default, Event of Default or failure would not have arisen had the   Cured Default not been continuing at the time of such representation, warranty, action or   omission, shall be deemed to automatically be cured or satisfied, as applicable, upon, and   simultaneously with, the cure of the Cured Default, so long as at the time of such   representation, warranty, action or omission, no Responsible Officer of the Borrower had   knowledge of any such Initial Default. To the extent not already so notified, the   Borrower will provide prompt written notice of any such automatic cure to the   Administrative Agent after a Responsible Officer of the Borrower knows of the   occurrence of any such automatic cure. Any time period in this Agreement to cure any   actual or alleged Default or Event of Default may be extended or stayed by a court of   competent jurisdiction to the extent such actual or alleged Default or Event of Default is   the subject of litigation.   (d) For purposes of determining any financial ratio or making any financial   calculation for any fiscal quarter (or portion thereof) ending prior to the Closing Date, the   components of such financial ratio or financial calculation shall be determined on a pro   forma basis to give effect to the Transactions as if they had occurred at the beginning of   such four-quarter period; and each Person that is a Restricted Subsidiary upon giving   effect to the Transactions shall be deemed to be a Restricted Subsidiary for purposes of   the components of such financial ratio or financial calculation as of the beginning of such   four-quarter period.   (e) For purposes of this Agreement for periods ending on or prior to the   Closing Date, references to the consolidated financial statements of the Borrower (or any   Parent Entity) shall be to the consolidated financial statements of Cornerstone Building   Brands with pro forma effect being given to the Transactions (with Subsidiaries that   comprise the Cornerstone Business that are Subsidiaries of the Borrower after giving   effect to the Transactions being deemed Subsidiaries of the Borrower), as the context   may require, provided that nothing in this clause (e) shall require the delivery of   combined or consolidated financial statements or other similar materials for or with   respect to the Cornerstone Business, except as otherwise specifically required by this   Agreement.   (f) Any financial ratios required to be maintained pursuant to this Agreement   (or required to be satisfied in order for a specific action to be permitted under this   Agreement) shall be calculated by dividing the appropriate component by the other   component, carrying the result to one place more than the number of places by which   such ratio is expressed herein and rounding the result up or down to the nearest number   (rounding up if there is no nearest number).   (g) Any references in this Agreement to “cash and/or Cash Equivalents”, “cash,   Cash Equivalents and/or Temporary Cash Investments” or any similar combination of the   foregoing shall be construed as not double counting cash or any other applicable amount   which would otherwise be duplicated therein.   (h) The meanings given to terms defined herein shall be equally applicable to   both the singular and plural forms of such terms.
  84            (i) In connection with any action being taken in connection with a Limited   Condition Transaction, for purposes of determining compliance with any provision of this   Agreement which requires that no Default, Event of Default or specified Default or Event   of Default, as applicable, has occurred, is continuing or would result from any such   action, as applicable, such condition shall, at the option of the Borrower, be deemed   satisfied, so long as no Default, Event of Default or specified Default or Event of Default,   as applicable, exists on the date (x) a definitive agreement for such Limited Condition   Transaction is entered into, (y) in connection with an acquisition to which the United   Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws,   rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7   announcement” of a firm intention to make an offer in respect of a target of a Limited   Condition Transaction is made (or the equivalent notice under such equivalent laws, rules   or regulations in such other applicable jurisdiction) or (z) notice of redemption,   repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness,   Disqualified Stock or Preferred Stock is given. For the avoidance of doubt, if the   Borrower has exercised its option under the first sentence of this clause (i), and any   Default, Event of Default or specified Default or Event of Default, as applicable, occurs   following the date (x) a definitive agreement for the applicable Limited Condition   Transaction was entered into, (y) in connection with an acquisition to which the United   Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws,   rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7   announcement” of a firm intention to make an offer in respect of a target of a Limited   Condition Transaction is made (or the equivalent notice under such equivalent laws, rules   or regulations in such other applicable jurisdiction) or (z) notice of redemption,   repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness,   Disqualified Stock or Preferred Stock is given and prior to the consummation of such   Limited Condition Transaction, any such Default, Event of Default or specified Default   or Event of Default, as applicable, shall be deemed to not have occurred or be continuing   for purposes of determining whether any action being taken in connection with such   Limited Condition Transaction is permitted hereunder.   (j) In connection with any action being taken in connection with a Limited   Condition Transaction, for purposes of:   (i) determining compliance with any provision of this Agreement   which requires the calculation of the Consolidated Coverage Ratio, the   Consolidated Secured Leverage Ratio or the Consolidated Total Leverage Ratio   or any other financial measure;   (ii) testing baskets set forth in this Agreement (including baskets   measured as a percentage of Consolidated Tangible Assets or Four Quarter   Consolidated EBITDA); or   (iii) any other determination as to whether any such Limited Condition   Transaction and any related transactions (including any financing thereof)   complies with the covenants or agreements contained in this Agreement,

  85            in each case, at the option of the Borrower (the Borrower’s election to exercise such   option in connection with any Limited Condition Transaction, an “LCT Election”), the   date of determination of whether any such action is permitted hereunder, shall be deemed   to be the date (x) a definitive agreement for such Limited Condition Transaction is   entered into, (y) in connection with an acquisition to which the United Kingdom City   Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or   regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7   announcement” of a firm intention to make an offer in respect of a target of a Limited   Condition Transaction is made (or the equivalent notice under such equivalent laws, rules   or regulations in such other applicable jurisdiction) or (z) notice of redemption,   repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness,   Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and   if, after giving pro forma effect to the Limited Condition Transaction and the other   transactions to be entered into in connection therewith (including any Incurrence or   Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had   occurred at the beginning of the most recent four consecutive Fiscal Quarters of the   Borrower ending prior to the LCT Test Date for which consolidated financial statements   of the Borrower are available, the Borrower could have taken such action on the relevant   LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or   amount shall be deemed to have been complied with; provided, that (a) if financial   statements for one or more subsequent Fiscal Quarters or fiscal years shall have been   delivered pursuant to Subsection 7.1, the Borrower may elect, in its sole discretion, to re-   determine all such ratios, baskets or amounts on the basis of such financial statements, in   which case, such date of redetermination shall thereafter be deemed to be the applicable   LCT Test Date for purposes of such ratios, baskets or amounts and (b) except as   contemplated in the foregoing clause (a), compliance with such ratios, baskets or amounts   (and any related requirements and conditions) shall not be determined or tested at any   time after the applicable LCT Test Date for such Limited Condition Transaction and any   actions or transactions related thereto (including any Incurrence or Discharge of   Indebtedness and Liens and the use of proceeds thereof). For purposes of determining   compliance with any ratio, basket or amount on the applicable LCT Test Date,   Consolidated Interest Expense for purposes of the Consolidated Coverage Ratio will be   calculated using an assumed interest rate based on the indicative interest margin   contained in any financing commitment documentation with respect to such Indebtedness   or, if no such indicative interest margin exists, as determined by the Borrower in good   faith, which determination shall be conclusive. For the avoidance of doubt, if the   Borrower has made an LCT Election and any of the ratios, baskets or amounts for which   compliance was determined or tested as of the LCT Test Date are exceeded as a result of   fluctuations in any such ratio, basket or amount, including due to fluctuations in   exchange rates or in Consolidated EBITDA or Consolidated Tangible Assets of the   Borrower or the Person subject to such Limited Condition Transaction or any applicable   currency exchange rate, at or prior to the consummation of the relevant transaction or   action, such ratios, baskets or amounts will not be deemed to have been exceeded as a   result of such fluctuations. If the Borrower has made an LCT Election for any Limited   Condition Transaction, then in connection with any subsequent calculation of any ratio,   basket or amount with respect to the Incurrence or Discharge of Indebtedness or Liens, or
  86            the making of Restricted Payments, Asset Dispositions, mergers, the conveyance, lease or   other transfer of all or substantially all of the assets of the Borrower or the designation of   an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the   earlier of the date on which (1) such Limited Condition Transaction is consummated, (2)   the definitive agreement for, or firm offer in respect of, such Limited Condition   Transaction (if an acquisition or investment) is terminated or expires without   consummation of such Limited Condition Transaction or (3) such notice of redemption,   repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness,   Disqualified Stock or Preferred Stock is revoked or expires without consummation, any   such ratio, basket or amount shall be calculated on a pro forma basis assuming such   Limited Condition Transaction and other transactions in connection therewith (including   any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof)   have been consummated.   (k) Any reference herein or in any other Loan Document to (i) a transfer,   assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a   division of or by a limited liability company or a limited partnership, as applicable, or an   allocation of assets to a series of a limited liability company (collectively, a “Division”),   as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a   separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or   similar term, shall be deemed to apply to the division of or by a limited liability company,   or an allocation of assets to a series of a limited liability company, or the unwinding of   such a division or allocation, as if it were a merger, consolidation, amalgamation or   consolidation or similar term, as applicable, with a separate Person.   (l) [Reserved].   (m) [Reserved].   (n) Subject to Subsection 8.1(d), when determining compliance with any   basket, threshold, ratio or other amounts under this Agreement or the other Loan   Documents, the dollar equivalent shall be calculated as at the date of the incurrence or   making of the relevant disposition, acquisition, Investment, Indebtedness or Restricted   Payment or taking other relevant action or, upon the Borrower making an LCT Election,   on the LCT Test Date; provided that (x) no Default or Event of Default or breach of any   covenant or representation or warranty shall arise merely as a result of a change in the   dollar equivalent of any relevant amount due to fluctuations in exchange rates and (y) the   dollar equivalent principal or face amount of any Indebtedness or Investment outstanding   on the Closing Date shall be calculated based on the relevant currency exchange rate in   effect on the Closing Date.   (o) For the purposes of calculating Consolidated Secured Indebtedness or   Consolidated Total Indebtedness, as applicable, in connection with the calculation of the   Consolidated Secured Leverage Ratio or Consolidated Total Leverage Ratio, as   applicable, any Indebtedness or cash, Cash Equivalents and Temporary Cash Investments   denominated in a currency other than the Reporting Currency shall be converted into the   Reporting Currency at the average exchange rate used in calculating Four Quarter

  87            Consolidated EBITDA for the Most Recent Four Quarter Period and not the exchange   rate in effect as at the date of determination and if no such exchange rate is available, the   average exchange rate for the Most Recent Four Quarter Period as determined by the   Borrower in good faith, which determination shall be conclusive, from sources it may   reasonably select, except to the extent that the Borrower or any of its Restricted   Subsidiaries has entered into Currency Agreements in respect of any such Indebtedness in   which case Indebtedness subject to such Currency Agreements may, at the option of the   Borrower, be converted into the Reporting Currency by taking into account the effect of   such Currency Agreements.   (p) Notwithstanding anything to the contrary herein, (i) in calculating any   Incurrence Based Amounts (including any Financial Incurrence Tests), any (x)   Indebtedness concurrently incurred to fund original issue discount and/or upfront fees   and (y) amounts incurred, or transactions entered into or consummated, in reliance on a   Fixed Amount (including under Subsection 8.1(b)(i)(I)(B)) in a concurrent transaction, a   single transaction or a series of related transactions with the amount incurred, or   transaction entered into or consummated, under the applicable Incurrence Based Amount,   in each case of the foregoing clauses (x) and (y), shall not be given effect in calculating   the applicable Incurrence Based Amount (but giving pro forma effect to all applicable   and related transactions (including the use of proceeds of all Indebtedness to be incurred   and any repayments, repurchases and redemptions of Indebtedness) and all other pro   forma adjustments) and (ii) if any incurrence-based financial ratios or tests (including,   without limitation, any Consolidated Coverage Ratio, Consolidated Secured Leverage   Ratio and Consolidated Total Leverage Ratio tests) (“Financial Incurrence Tests”) would   be satisfied in any subsequent Fiscal Quarter following the utilization of either (x) fixed   baskets, exceptions or thresholds (including baskets measured as a percentage of   Consolidated Tangible Assets or Four Quarter Consolidated EBITDA) that do not require   compliance with a financial ratio or test (“Fixed Amounts”) or (y) baskets, exceptions   and thresholds that require compliance with a financial ratio or test (including, without   limitation, any Consolidated Coverage Ratio, Consolidated Secured Leverage Ratio and   Consolidated Total Leverage Ratio tests) (any such amounts, “Incurrence Based   Amounts”), then the reclassification of actions or transactions (or portions thereof),   including the reclassification of utilization of any Fixed Amounts as incurred under any   available Incurrence Based Amounts, shall be deemed to have automatically occurred   even if not elected by the Borrower (unless the Borrower otherwise notifies the   Administrative Agent).   (q) Except as otherwise provided in this Agreement, when the payment of any   obligation or the performance of any covenant, duty, or obligation is stated to be due or   performance required on (or before) a day which is not a Business Day, the date of such   payment (other than as described in the definition of “Interest Period”) or performance   shall extend to the immediately succeeding Business Day, and such extension of time   shall be reflected in computing interest or fees, as the case may be.   1.3 Designation under Base Intercreditor Agreement. This Agreement is an   “Additional Cash Flow Credit Facility” under and as defined in the Base Intercreditor   Agreement.
  88            1.4 Interest Rates; Benchmark Notification. The interest rate on a Loan   denominated in Dollars may be derived from an interest rate benchmark that may be   discontinued or is, or may in the future become, the subject of regulatory reform. Upon the   occurrence of an inability to determine the interest rate, Subsection 4.7 provides a mechanism for   determining an alternative rate of interest. The Administrative Agent does not warrant or accept   any responsibility for, and shall not have any liability with respect to the continuation of, the   administration of, submission of, calculation of, performance of or any other matter related to   any interest rate used in this Agreement (including, without limitation, the Base Rate, the Term   SOFR Reference Rate or Term SOFR Rate) or any component definition thereof or rates referred   to in the definition thereof, or with respect to any alternative or successor rate thereto, or   replacement rate thereof, including without limitation, whether the composition or characteristics   of any such alternative, successor or replacement reference rate will be similar to, or produce the   same value or economic equivalence of, or have the same value or economic equivalence of the   existing interest rate (or any component thereof) being replaced or have the same volume or   liquidity as did any existing interest rate (or any component thereof) prior to its discontinuance   or unavailability, except, in the case of administration or calculation of such interest rate   hereunder, liability for its own gross negligence, bad faith, willful misconduct or material breach   of the Loan Documents, to the extent determined in a final, non-appealable judgment by a court   of competent jurisdiction. The Administrative Agent may select information sources or services   to ascertain any interest rate used in this Agreement, any component thereof, or rates referred to   in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no   liability to the Borrowers, any Lender or any other person or entity for damages of any kind,   including direct or indirect, special, punitive, incidental or consequential damages, costs, losses   or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error   by, or calculation of any such rate (or component thereof) provided by, any such information   source or service.   SECTION 2      Amount and Terms of Commitments   2.1 Initial Term Loans . Subject to the terms and conditions hereof, each   Lender holding an Initial Term Loan Commitment severally agrees to make, in Dollars, in a   single draw on the Closing Date, one or more term loans (each, an “Initial Term Loan”) to the   Borrower in an aggregate principal amount not to exceed the amount set forth opposite such   Lender’s name in Schedule A under the heading “Initial Term Loan Commitment”, as such   amount may be adjusted or reduced pursuant to the terms hereof, which Initial Term Loans:   (i) except as hereinafter provided, shall, at the option of the Borrower, be   incurred and maintained as, and/or converted into, ABR Loans, Daily Simple SOFR Rate   Loans or Term SOFR Rate Loans; and   (ii) shall be made by each such Lender in an aggregate principal amount   which does not exceed the Initial Term Loan Commitment of such Lender.   Without limitation of Subsections 2.8 and 8.1(b)(i), once repaid, Initial Term   Loans incurred hereunder may not be reborrowed. On the Closing Date (after giving effect to

  89            the incurrence of Initial Term Loans on such date), the Initial Term Loan Commitments of each   Lender shall terminate.   2.2 Notes. (a) The Borrower agrees that, upon the request to the   Administrative Agent by any Lender made on or prior to the Closing Date or in connection with   any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the   Borrower shall execute and deliver to such Lender a promissory note substantially in the form of   Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a   “Note”, and, collectively, the “Notes”), in each case with appropriate insertions therein as to   payee, date and principal amount, payable to such Lender and in a principal amount equal to the   unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to   Subsection 11.6(b)) by such Lender to the Borrower. Each Note shall be dated the Closing Date   and shall be payable as provided in Subsection 2.2(b) and provide for the payment of interest in   accordance with Subsection 4.1.   (b) The Initial Term Loans of all the Lenders shall be payable in consecutive   quarterly installments beginning on March 31, 2023 up to and including the Initial Term Loan   Maturity Date (except as set forth below, and subject to reduction as provided in Subsection 4.4),   on the dates (each such date, an “Installment Date”) and in the principal amounts, subject to   adjustment as set forth below, equal to the respective amounts set forth below (together with all   accrued interest thereon) opposite the applicable Installment Dates (or, if less, the aggregate   amount of such Initial Term Loans then outstanding):   Date Amount   The last Business Day of each Fiscal   Quarter ending prior to the Initial   Term Loan Maturity Date; provided   that if the Initial Term Loans (as   defined in the Senior Cash Flow   Agreement) outstanding as of the   Closing Date will not be discharged as   of the last Business Day prior to the   fifth anniversary of the Closing Date,   the last Business Day of each Fiscal   Quarter ending on or after the fifth   anniversary of the Closing Date and   prior to April 15, 2028 shall each not   be an Installment Date.   0.25% of the aggregate initial   principal amount of the Initial Term   Loans on the Closing Date   Initial Term Loan Maturity Date All unpaid aggregate principal   amounts of any outstanding Initial   Term Loans   2.3 Procedure for Initial Term Loan Borrowing. The Borrower shall have   given the Administrative Agent notice (which notice must have been received by the
  90            Administrative Agent prior to 12:00 P.M., New York City time, one Business Day prior to the   Closing Date (or such later time as may be agreed by the Administrative Agent in its reasonable   discretion), and shall be revocable at any time prior to funding), specifying the amount of the   Initial Term Loans to be borrowed by the Borrower. Upon receipt of such notice, the   Administrative Agent shall promptly notify each applicable Lender thereof. Each Lender having   an Initial Term Loan Commitment will make the amount of its pro rata share of the applicable   Initial Term Loan Commitments available to the Administrative Agent, in each case for the   account of the Borrower at the office of the Administrative Agent specified in Subsection 11.2   prior to 10:00 A.M., New York City time (or, if the time period for the Borrower’s delivery of   notice was extended, such later time as agreed to by the Borrower and the Administrative Agent   in its reasonable discretion, but in no event less than one hour following notice), on the Closing   Date in funds immediately available to the Administrative Agent. The Administrative Agent   shall on such date credit the account of the Borrower on the books of the Administrative Agent   with the aggregate of the amounts made available to the Administrative Agent by the Lenders   and in like funds as received by the Administrative Agent.   2.4 [Reserved].   2.5 Repayment of Loans. (a) The Borrower hereby unconditionally promises   to pay to the Administrative Agent in the currency in which the applicable Loans are   denominated for the account of each Lender the then unpaid principal amount of each Initial   Term Loan of such Lender made to the Borrower, on the Initial Term Loan Maturity Date (or   such earlier date on which the Initial Term Loans become due and payable pursuant to   Section 9). The Borrower hereby, further agrees to pay interest (which payments shall be   payable in the same currency in which the respective Loan is denominated) on the unpaid   principal amount of such Loans from time to time outstanding from the Closing Date until   payment in full thereof at the rates per annum, and on the dates, set forth in Subsection 4.1.   (b) Each Lender shall maintain in accordance with its usual practice an account   or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of   such Lender from time to time, including the amounts of principal and interest payable and paid   to such Lender from time to time under this Agreement.   (c) The Administrative Agent shall maintain the Register pursuant to Subsection   11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of   each Loan made hereunder, the Type thereof, the Tranche thereof, the currency of such Loan and   each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due   and payable or to become due and payable from the Borrower to each applicable Lender   hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from   the Borrower and each applicable Lender’s share thereof.   (d) The entries made in the Register and the accounts of each Lender maintained   pursuant to Subsection 2.5(c) shall, to the extent permitted by applicable law, be prima facie   evidence of the existence and amounts of the obligations of the Borrower therein recorded;   provided, however, that the failure of any Lender or the Administrative Agent to maintain the   Register or any such account, or any error therein, shall not in any manner affect the obligation

  91            of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such   Lender in accordance with the terms of this Agreement.   2.6 [Reserved].   2.7 [Reserved].   2.8 Incremental Facilities. (a) So long as no Event of Default under   Subsection 9.1(a), (b), (h) or (i) exists or would arise therefrom, the Borrower shall have the right   (on behalf of itself, or in the case of Incremental Loans the proceeds of which will be subject to   an escrow or other similar arrangement, an Escrow Subsidiary (any such Escrow Subsidiary, an   “Escrow Borrower”)), at any time and from time to time after the Closing Date, (i) to request   new term loan commitments, including delayed draw term loan commitments (the “New   Delayed Draw Term Loan Commitments”), under one or more new term loan credit facilities to   be included in this Agreement (the “Incremental Term Loan Commitments”) and (ii) to increase   the Existing Loans by requesting new term loan commitments to be added to an Existing   Tranche of Term Loans (the “Supplemental Term Loan Commitments” and, together with the   Incremental Term Loan Commitments, the “Incremental Commitments”), provided that, (i) (x)   the aggregate amount of Incremental Commitments (other than New Delayed Draw Term Loan   Commitments if the Borrower, at its option, has elected to establish such New Delayed Draw   Term Loan Commitments in compliance with the immediately following subclause (y))   permitted pursuant to this Subsection 2.8 shall not exceed, at the time the respective Incremental   Commitment becomes effective (and after giving effect to the Incurrence of Indebtedness in   connection therewith and the application of proceeds of any such Indebtedness, including to   refinance other Indebtedness), an amount that could then be Incurred under this Agreement in   compliance with Subsection 8.1(b)(i) and (y) if the Borrower, at its option, has elected to   establish New Delayed Draw Term Loan Commitments in compliance with this subclause (y),   the aggregate amount of such New Delayed Draw Term Loan Commitments shall be unlimited at   the time such New Delayed Draw Term Loan Commitments are established; provided that,   (A) Term Loans may only be Incurred in respect of such New Delayed Draw Term Loan   Commitments if at the time of Incurrence thereof (and after giving effect to the application of   proceeds of any such Term Loans to refinance any other Indebtedness), such Indebtedness could   be incurred in compliance with Subsection 8.1(b)(i) and (B) prior to the time that any such New   Delayed Draw Term Loan Commitments are funded, any such New Delayed Draw Term Loan   Commitments that have not yet been funded shall not be included in the determination of   “Required Lenders” or “Term Credit Percentage” and (ii) if any portion of an Incremental   Commitment (or any Term Loan Incurred in respect of New Delayed Draw Term Loan   Commitments) is to be incurred in reliance on Subsection 8.1(b)(i)(II), the Chief Financial   Officer or a Responsible Officer of the Borrower shall have delivered (or, in the case of any   Term Loan Incurred in respect of New Delayed Draw Term Loan Commitments, as a condition   to the funding of such Term Loans) a certificate to the Administrative Agent, certifying   compliance with the financial test set forth in such clause (together with calculations   demonstrating compliance with such test). Any loans made in respect of any such Incremental   Commitment (other than Supplemental Term Loan Commitments) shall be made by creating a   new Tranche. Each Incremental Commitment made available pursuant to this Subsection 2.8   shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of   $5,000,000 in excess thereof (or such lower minimum amounts or multiples as agreed to by the
  92            Administrative Agent in its reasonable discretion); provided that such amount may be less than   $10,000,000 if such amount represents the then remaining aggregate principal amount available   to be Incurred in compliance with Subsection 8.1(b)(i).   (b) Each request from the Borrower pursuant to this Subsection 2.8 shall set   forth the requested amount and proposed terms of the relevant Incremental Commitments. The   Incremental Commitments (or any portion thereof) may be made by any existing Lender or by   any other bank or other financial institution (any such other bank or other financial institution, an   “Additional Incremental Lender”, and the Additional Incremental Lenders together with any   existing Lender providing Incremental Commitments, the “Incremental Lenders”); provided that   if such Additional Incremental Lender is not already a Lender hereunder or an Affiliate of a   Lender hereunder or an Approved Fund, the consent of the Administrative Agent shall be   required (it being understood that any such Additional Incremental Lender that is an Affiliated   Lender shall be subject to the provisions of Subsection 11.6(h), mutatis mutandis, to the same   extent as if such Incremental Commitments and related Obligations had been obtained by such   Lender by way of assignment). The Borrower may agree, in its sole discretion, to accept a lesser   amount of any Incremental Commitment than originally requested. In the event there are   Lenders and Additional Incremental Lenders that have committed to an Incremental   Commitment in excess of the maximum amount requested (or permitted), then the Borrower   shall have the right to allocate such commitments on whatever basis the Borrower determines is   appropriate.   (c) Supplemental Term Loan Commitments shall become commitments under   this Agreement pursuant to a supplement specifying the Tranche of Term Loans to be increased,   executed by the Borrower and each increasing Lender substantially in the form attached hereto as   Exhibit I-1 or in such other form as may be appropriate in the opinion of the Borrower and the   Administrative Agent (the “Increase Supplement”) or by each Additional Incremental Lender   substantially in the form attached hereto as Exhibit I-2 or in such other form as may be   appropriate in the opinion of the Borrower and the Administrative Agent (the “Lender Joinder   Agreement”), as the case may be, which shall be delivered to the Administrative Agent for   recording in the Register. Upon effectiveness of the Lender Joinder Agreement each Additional   Incremental Lender shall be a Lender for all intents and purposes of this Agreement and the term   loan made pursuant to such Supplemental Term Loan Commitment shall be a Term Loan. Each   Increase Supplement and/or Lender Joinder Agreement may, without the consent of any other   Lender, effect such amendments to any Loan Documents (including amendments to Subsection   2.2(b) to increase the amortization payments or increase interest rate margins thereunder or add   customary call protection provisions with respect thereto to allow for the applicable Incremental   Loans to be fungible with an existing Tranche of Term Loans hereunder) as may be necessary or   appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the   provisions of this Subsection 2.8(c).   (d) Incremental Commitments (other than Supplemental Term Loan   Commitments) shall become commitments under this Agreement pursuant to an amendment (an   “Incremental Commitment Amendment”) to this Agreement and, as appropriate, the other Loan   Documents, executed by the Borrower, an Escrow Borrower (if applicable) and each applicable   Incremental Lender. An Incremental Commitment Amendment may, without the consent of any   other Lender, effect such amendments to any Loan Documents as may be necessary or

  93            appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the   provisions of this Subsection 2.8; provided, however, that (i) (A) the Incremental Commitments   will not be guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors   (it being understood that the primary obligation of an Escrow Borrower shall not constitute a   guarantee by a Subsidiary that is not a Subsidiary Guarantor), and (other than with respect to   proceeds of such Incremental Commitments which are subject to an escrow or other similar   arrangement and any related deposit of cash, Cash Equivalents and/or Temporary Cash   Investments to cover interest and premium in respect of such Incremental Commitments) will be   secured on a pari passu or (at the Borrower’s option) junior basis by the same Collateral securing   the Term Loan Facility Obligations (so long as any such Incremental Commitments (and related   Obligations) are subject to the Base Intercreditor Agreement, a Junior Lien Intercreditor   Agreement or an Other Intercreditor Agreement, as applicable) or (at the Borrower’s option) will   be unsecured, (B) the Incremental Commitments and any incremental loans drawn thereunder   (the “Incremental Loans”) shall rank pari passu in right of payment with or (at the Borrower’s   option) junior to the Term Loan Facility Obligations and (C) no Incremental Commitment   Amendment may provide for any Incremental Commitment or any Incremental Loans to be   secured by any Lien on any asset (other than proceeds of Incremental Loans which are subject to   an escrow or similar arrangement and any related deposit of cash, Cash Equivalents or   Temporary Cash Investments to cover interest and premium in respect of such Incremental   Loans) of any Loan Party that does not also secure the Term Loan Facility Obligations; (ii) no   Lender will be required to provide any such Incremental Commitment unless it so agrees;   (iii) [reserved]; (iv) [reserved]; (v) the interest rate margins and amortization schedule applicable   to the loans made pursuant to the Incremental Commitments shall be determined by the   Borrower and the applicable Incremental Lenders; (vi) such Incremental Commitment   Amendment may provide (1) for the inclusion, as appropriate, of Additional Incremental Lenders   in any required vote or action of the Required Lenders or of the Lenders of each Tranche   hereunder, (2) class voting and other class protections for any additional credit facilities and (3)   for the amendment of the definitions of “Disqualified Stock”, “Junior Capital” and “Refinancing   Indebtedness”, in each case only to extend the maturity date and the weighted average life to   maturity requirements, from the Initial Term Loan Maturity Date and remaining weighted   average life to maturity of the Initial Term Loans to the extended maturity date and the   remaining weighted average life to maturity of such Incremental Term Loans, as applicable; and   (vii) the other terms and documentation in respect thereof, to the extent not consistent with this   Agreement as in effect prior to giving effect to the Incremental Commitment Amendment, shall   otherwise be reasonably satisfactory to the Borrower.   2.9 Permitted Debt Exchanges. (a) Notwithstanding anything to the contrary   contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange   Offer”) made from time to time by the Borrower to all Lenders (other than any Lender that, if   requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as   defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as   defined in Rule 501 under the Securities Act)) with outstanding Term Loans of a particular   Tranche, as selected by the Borrower, the Borrower may from time to time following the Closing   Date consummate one or more exchanges of Term Loans of such Tranche for Senior   Indebtedness in the form of notes (such notes, “Permitted Debt Exchange Notes”, and each such   exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) the   aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged
  94            shall be equal to or more than the aggregate principal amount (calculated on the face amount   thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans, plus the   aggregate amount of fees, underwriting discounts, premiums and other costs and expenses   (including accrued and unpaid interest) incurred or payable in connection with such exchange,   (ii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans   exchanged by the Borrower pursuant to any Permitted Debt Exchange shall automatically be   cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by   the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the   Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably   requested by the Administrative Agent, in respect thereof pursuant to which the respective   Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt   Exchange to the Borrower for immediate cancellation), (iii) if the aggregate principal amount of   all Term Loans (calculated on the face amount thereof) tendered by Lenders in respect of the   relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal   amount of Term Loans which exceeds the principal amount of the applicable Tranche actually   held by it) shall exceed the maximum aggregate principal amount of Term Loans offered to be   exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower   shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such   Lenders ratably up to such maximum amount based on the respective principal amounts so   tendered, (iv) each such Permitted Debt Exchange Offer shall be made on a pro rata basis to the   Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is   either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an   institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) based on   their respective aggregate principal amounts of outstanding Term Loans of the applicable   Tranche, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent   with the foregoing and all written communications generally directed to the Lenders in   connection therewith shall be in form and substance consistent with the foregoing and made in   consultation with the Administrative Agent and (vi) any applicable Minimum Exchange Tender   Condition shall be satisfied. Notwithstanding anything to the contrary herein, no Lender shall   have any obligation to agree to have any of its Loans exchanged pursuant to any Permitted Debt   Exchange Offer.   (b) With respect to all Permitted Debt Exchanges effected by the Borrower   pursuant to this Subsection 2.9, (i) such Permitted Debt Exchanges (and the cancellation of the   exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory   payments or prepayments for purposes of Subsection 4.4 and (ii) such Permitted Debt Exchange   Offer shall be made for not less than $5,000,000 in aggregate principal amount of Term Loans   (or, in each case, such lower principal amount as agreed to by the Administrative Agent in its   reasonable discretion), provided that subject to the foregoing clause (ii), the Borrower may at its   election specify as a condition (a “Minimum Exchange Tender Condition”) to consummating any   such Permitted Debt Exchange that a minimum amount (to be determined and specified in the   relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans be   tendered.   (c) In connection with each Permitted Debt Exchange, the Borrower shall   provide the Administrative Agent at least five Business Days’ (or such shorter period as may be   agreed by the Administrative Agent) prior written notice thereof, and the Borrower and the

  95            Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be   necessary or advisable to accomplish the purposes of this Subsection 2.9 and without conflict   with Subsection 2.9(d); provided that the terms of any Permitted Debt Exchange Offer shall   provide that the date by which the relevant Lenders are required to indicate their election to   participate in such Permitted Debt Exchange shall be not less than five Business Days following   the date on which the Permitted Debt Exchange Offer is made (or such shorter period as may be   agreed to by the Administrative Agent in its reasonable discretion).   (d) The Borrower shall be responsible for compliance with, and hereby agrees to   comply with, all applicable securities and other laws in connection with each Permitted Debt   Exchange, it being understood and agreed that (x) neither the Administrative Agent nor any   Lender assumes any responsibility in connection with the Borrower’s compliance with such laws   in connection with any Permitted Debt Exchange (other than the Borrower’s reliance on any   certificate delivered by a Lender pursuant to Subsection 2.9(a) above for which such Lender   shall bear sole responsibility) and (y) each Lender shall be solely responsible for its compliance   with any applicable “insider trading” laws and regulations to which such Lender may be subject   under the Exchange Act.   2.10 Extension of Term Loans . (a) The Borrower may at any time and from   time to time request that all or a portion of the Term Loans of one or more Tranches (including   any Extended Term Loans) existing at the time of such request (each, an “Existing Tranche” and   the Term Loans of such Tranche, the “Existing Loans”) be converted to extend the scheduled   maturity date(s) of any payment of principal or scheduled termination date(s) of any   commitments, as applicable, with respect to all or a portion of any principal or committed   amount of any Existing Tranche (any such Existing Tranche which has been so extended, an   “Extended Term Tranche”, and the Term Loans of such Extended Term Tranches, the “Extended   Term Loans”) and to provide for other terms consistent with this Subsection 2.10; provided that   (i) any such request shall be made by the Borrower to all Lenders with Term Loans with a like   maturity date (whether under one or more Tranches) on a pro rata basis (based on the aggregate   outstanding principal amount of the applicable Term Loans), and (ii) any applicable Minimum   Extension Condition shall be satisfied unless waived by the Borrower. In order to establish any   Extended Term Tranche, the Borrower shall provide a notice to the Administrative Agent (who   shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an   “Extension Request”) setting forth the proposed terms of the Extended Term Tranche to be   established, which terms shall be identical to those applicable to the Existing Tranche from   which they are to be extended (the “Specified Existing Tranche”), except (x) all or any of the   final maturity dates of such Extended Term Tranches may be delayed to later dates than the final   maturity dates of the Specified Existing Tranche, (y) (A) the interest margins with respect to the   Extended Term Tranche may be higher or lower than the interest margins for the Specified   Existing Tranche and/or (B) additional fees may be payable to the Lenders providing such   Extended Term Tranche in addition to or in lieu of any increased margins contemplated by the   preceding clause (A), in each case to the extent provided in the applicable Extension   Amendment, and (z) amortization with respect to the Extended Term Tranche may be greater or   lesser than amortization for the Specified Existing Tranche; provided that, notwithstanding   anything to the contrary in this Subsection 2.10 or otherwise, assignments and participations of   Extended Term Tranches shall be governed by the same or, at the Borrower’s discretion, more   restrictive assignment and participation provisions than the assignment and participation
  96            provisions applicable to Initial Term Loans set forth in Subsection 11.6. No Lender shall have   any obligation to agree to have any of its Existing Loans converted into an Extended Term   Tranche pursuant to any Extension Request. Any Extended Term Tranche shall constitute a   separate Tranche of Term Loans from the Specified Existing Tranches and from any other   Existing Tranches (together with any other Extended Term Tranches so established on such   date).   (b) The Borrower shall provide the applicable Extension Request at least five   Business Days (or such shorter period as the Administrative Agent may agree in its reasonable   discretion) prior to the date on which Lenders under the applicable Existing Tranche(s) are   requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of   its Specified Existing Tranche converted into an Extended Term Tranche shall notify the   Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such   Extension Request of the amount of its Specified Existing Tranche that it has elected to convert   into an Extended Term Tranche. In the event that the aggregate amount of the Specified Existing   Tranche subject to Extension Elections exceeds the amount of Extended Term Tranches   requested pursuant to the Extension Request, the Specified Existing Tranches subject to   Extension Elections shall be converted to Extended Term Tranches on a pro rata basis based on   the amount of Specified Existing Tranches included in each such Extension Election. In   connection with any extension of Term Loans pursuant to this Subsection 2.10 (each, an   “Extension”), the Borrower shall agree to such procedures regarding timing, rounding and other   administrative adjustments to ensure reasonable administrative management of the credit   facilities hereunder after such Extension, as may be established by, or acceptable to, the   Administrative Agent, in each case acting reasonably to accomplish the purposes of this   Subsection 2.10. The Borrower may amend, revoke or replace an Extension Request pursuant to   procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the   “Extension Request Deadline”) on which Lenders under the applicable Existing Tranche are   requested to respond to the Extension Request. Any Lender may revoke an Extension Election at   any time prior to 5:00 P.M. on the date that is two Business Days prior to the Extension Request   Deadline, at which point the Extension Election becomes irrevocable (unless otherwise agreed   by the Borrower). The revocation of an Extension Election prior to the Extension Request   Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the   Extension Request Deadline.   (c) Extended Term Tranches shall be established pursuant to an amendment (an   “Extension Amendment”) to this Agreement (which may include amendments to (i) provisions   related to maturity, interest margins, fees or amortization referenced in clauses (x) through (z) of   Subsection 2.10(a) and (ii) the definitions of “Disqualified Stock”, “Junior Capital” and   “Refinancing Indebtedness” to amend the maturity date and the weighted average life to maturity   requirements, from the Initial Term Loan Maturity Date and remaining weighted average life to   maturity of the Initial Term Loans to the extended maturity date and the remaining weighted   average life to maturity of such Extended Term Tranche, as applicable, and which in each case,   except to the extent expressly contemplated by the third to last sentence of this Subsection   2.10(c) and notwithstanding anything to the contrary set forth in Subsection 11.1, shall not   require the consent of any Lender other than the Extending Lenders with respect to the Extended   Term Tranches established thereby) executed by the Loan Parties, the Administrative Agent, and   the Extending Lenders. No Extension Amendment shall provide for any Extended Term Tranche

  97            in an aggregate principal amount that is less than $10,000,000 (or, in each case, such lower   principal amount as agreed to by the Administrative Agent in its reasonable discretion).   Notwithstanding anything to the contrary in this Agreement and without limiting the generality   or applicability of Subsection 11.1 to any Subsection 2.10 Additional Amendments, any   Extension Amendment may provide for additional terms and/or additional amendments other   than those referred to or contemplated above (any such additional amendment, a “Subsection   2.10 Additional Amendment”) to this Agreement and the other Loan Documents; provided that   such Subsection 2.10 Additional Amendments do not become effective prior to the time that   such Subsection 2.10 Additional Amendments have been consented to (including pursuant to   consents applicable to holders of any Extended Term Tranches provided for in any Extension   Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required   in order for such Subsection 2.10 Additional Amendments to become effective in accordance   with Subsection 11.1; provided, further, that no Extension Amendment may provide for any   Extended Term Tranche to be secured by any Collateral or other assets of any Loan Party that   does not also secure the Specified Existing Tranche. It is understood and agreed that each   Lender has consented for all purposes requiring its consent, and shall at the effective time thereof   be deemed to consent to each amendment to this Agreement and the other Loan Documents   authorized by this Subsection 2.10 and the arrangements described above in connection   therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the   terms of any Subsection 2.10 Additional Amendment. In connection with any Extension   Amendment, at the request of the Administrative Agent or the Extending Lenders, the Borrower   shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the   enforceability of this Agreement as amended by such Extension Amendment, and such of the   other Loan Documents (if any) as may be amended thereby.   (d) Notwithstanding anything to the contrary contained in this Agreement, on   any date on which any Existing Tranche is converted to extend the related scheduled maturity   date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified   Existing Tranche of each Extending Lender, the aggregate principal amount of such Specified   Existing Tranche shall be deemed reduced by an amount equal to the aggregate principal amount   of Extended Term Tranche so converted by such Lender on such date, and such Extended Term   Tranches shall be established as a separate Tranche from the Specified Existing Tranche and   from any other Existing Tranches (together with any other Extended Term Tranches so   established on such date).   (e) If, in connection with any proposed Extension Amendment, any Lender   declines to consent to the applicable extension on the terms and by the deadline set forth in the   applicable Extension Request (each such other Lender, a “Non-Extending Lender”) then the   Borrower may, on notice to the Administrative Agent and the Non-Extending Lender, (i) replace   such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to)   assign pursuant to Subsection 11.6 (with the assignment fee and any other costs and expenses to   be paid by the Borrower in such instance) all of its rights and obligations under this Agreement   to one or more assignees; provided that neither the Administrative Agent nor any Lender shall   have any obligation to the Borrower to find a replacement Lender; provided, further, that the   applicable assignee shall have agreed to provide Extended Term Loans on the terms set forth in   such Extension Amendment; and provided, further, that all obligations of the Borrower owing to   the Non-Extending Lender relating to the Existing Loans so assigned shall be paid in full by the
  98            assignee Lender (or, at its option, the Borrower) to such Non-Extending Lender concurrently   with such Assignment and Acceptance or (ii) if no Event of Default exists under   Subsection 9.1(a), (b), (h) or (i), upon notice to the Administrative Agent, prepay the Existing   Loans in whole or in part without premium or penalty. In connection with any such replacement   under this Subsection 2.10, if the Non-Extending Lender does not execute and deliver to the   Administrative Agent a duly completed Assignment and Acceptance and/or any other   documentation necessary to reflect such replacement by the later of (A) the date on which the   replacement Lender executes and delivers such Assignment and Acceptance and/or such other   documentation and (B) the date as of which all obligations of the Borrower owing to the Non-   Extending Lender relating to the Existing Loans so assigned shall be paid in full by the assignee   Lender (or, at its option, the Borrower) to such Non-Extending Lender, then such Non-Extending   Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or   such other documentation as of such date, the Administrative Agent shall record such assignment   in the Register and the Borrower shall be entitled (but not obligated) to execute and deliver such   Assignment and Acceptance and/or such other documentation on behalf of such Non-Extending   Lender.   (f) Following any Extension Date, with the written consent of the Borrower, any   Non-Extending Lender may elect to have all or a portion of its Existing Loans deemed to be an   Extended Term Loan under the applicable Extended Term Tranche on any date (each date a   “Designation Date”) prior to the maturity date of such Extended Term Tranche; provided that   such Lender shall have provided written notice to the Borrower and the Administrative Agent at   least 10 Business Days prior to such Designation Date (or such shorter period as the   Administrative Agent may agree in its reasonable discretion). Following a Designation Date, the   Existing Loans held by such Lender so elected to be extended will be deemed to be Extended   Term Loans of the applicable Extended Term Tranche, and any Existing Loans held by such   Lender not elected to be extended, if any, shall continue to be “Existing Loans” of the applicable   Tranche.   (g) With respect to all Extensions consummated by the Borrower pursuant to   this Subsection 2.10, (i) such Extensions shall not constitute optional or mandatory payments or   prepayments for purposes of Subsection 4.4 and (ii) no Extension Request is required to be in   any minimum amount or any minimum increment, provided that the Borrower may at its election   specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension   that a minimum amount (to be determined and specified in the relevant Extension Request in the   Borrower’s sole discretion and which may be waived by the Borrower) of Existing Loans of any   or all applicable Tranches be extended. The Administrative Agent and the Lenders hereby   consent to the transactions contemplated by this Subsection 2.10 (including, for the avoidance of   doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on such   terms as may be set forth in the relevant Extension Request) and hereby waive the requirements   of any provision of this Agreement (including Subsections 4.4 and 4.8) or any other Loan   Document that may otherwise prohibit any such Extension or any other transaction contemplated   by this Subsection 2.10.   2.11 Specified Refinancing Facilities. (a) The Borrower may, from time to   time, add one or more new term loan facilities (the “Specified Refinancing Facilities”) to the   Facilities to refinance all or any portion of any Tranche of Term Loans then outstanding under

  99            this Agreement; provided that (i) the Specified Refinancing Facilities will not be guaranteed by   any Subsidiary of the Borrower other than the Subsidiary Guarantors, and will be secured on a   pari passu or (at the Borrower’s option) junior basis by the same Collateral securing the Term   Loan Facility Obligations (so long as any applicable Specified Refinancing Amendments (and   related Obligations) are subject to the Base Intercreditor Agreement, a Junior Lien Intercreditor   Agreement or an Other Intercreditor Agreement) or (at the Borrower’s option) will be unsecured,   (ii) the Specified Refinancing Facilities and any term loans drawn thereunder (the “Specified   Refinancing Term Loans”) shall rank pari passu in right of payment with or (at the Borrower’s   option) junior to the Term Loan Facility Obligations, (iii) no Specified Refinancing Amendment   may provide for any Specified Refinancing Facility or any Specified Refinancing Term Loans to   be secured by any Collateral or other assets of any Loan Party that do not also secure the Term   Loan Facility Obligations, (iv) the Specified Refinancing Facilities will have such pricing,   amortization (subject to clause (vi) below) and optional and mandatory prepayment terms as may   be agreed by the Borrower and the applicable Lenders thereof, (v) [reserved], (vi) [reserved],   (vii) the Net Cash Proceeds of such Specified Refinancing Facility shall be applied, substantially   concurrently with the incurrence thereof, to the pro rata prepayment of outstanding Loans being   so refinanced pursuant to Subsection 4.4 (including prepayments made with an exchange of   Rollover Indebtedness under the applicable Specified Refinancing Facility as provided for in the   final sentence of Subsection 4.4(g)); and (viii) the Specified Refinancing Facilities shall not have   a principal or commitment amount greater than the Loans being refinanced plus the aggregate   amount of all fees, underwriting discounts, premiums and other costs and expenses (including   accrued and unpaid interest) incurred or payable in connection with such refinancing.   (b) Each request from the Borrower pursuant to this Subsection 2.11 shall set   forth the requested amount and proposed terms of the relevant Specified Refinancing Facility.   The Specified Refinancing Facilities (or any portion thereof) may be made by any existing   Lender or by any other bank or financial institution (any such bank or other financial institution,   an “Additional Specified Refinancing Lender”, and the Additional Specified Refinancing   Lenders together with any existing Lender providing Specified Refinancing Facilities, the   “Specified Refinancing Lenders”); provided that if such Additional Specified Refinancing   Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved   Fund, the consent of the Administrative Agent (such consent not to be unreasonably withheld,   conditioned or delayed) shall be required (it being understood that any such Additional Specified   Refinancing Lender that is an Affiliated Lender shall be subject to the provisions of Subsection   11.6(h), mutatis mutandis, to the same extent as if such Specified Refinancing Facilities and   related Obligations had been obtained by such Lender by way of assignment).   (c) Specified Refinancing Facilities shall become facilities under this Agreement   pursuant to a Specified Refinancing Amendment to this Agreement and, as appropriate, the other   Loan Documents, executed by the Borrower and each applicable Specified Refinancing Lender.   Any Specified Refinancing Amendment may, without the consent of any other Lender, effect   such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of   the Borrower and the Administrative Agent, to effect the provisions of this Subsection 2.11, in   each case on terms consistent with this Subsection 2.11.   (d) Any loans made in respect of any such Specified Refinancing Facility shall   be made by creating a new Tranche. Each Specified Refinancing Facility made available
  100            pursuant to this Subsection 2.11 shall be in a minimum aggregate amount of at least $10,000,000   and in integral multiples of $5,000,000 in excess thereof (or such lower minimum amounts or   multiples as agreed to by the Administrative Agent in its reasonable discretion).   (e) The Administrative Agent shall promptly notify each Lender as to the   effectiveness of each Specified Refinancing Amendment. Each of the parties hereto hereby   agrees that, upon the effectiveness of any Specified Refinancing Amendment, this Agreement   shall be deemed amended to the extent (but only to the extent) necessary or appropriate to reflect   the existence and terms of the Specified Refinancing Facilities incurred pursuant thereto   (including the addition of such Specified Refinancing Facilities as separate “Facilities” and   “Tranches” hereunder and treated in a manner consistent with the Facilities being refinanced,   including for purposes of prepayments and voting). Any Specified Refinancing Amendment   may, without the consent of any Person other than the Borrower, the Administrative Agent (such   consent not to be unreasonably withheld, conditioned or delayed) and the Lenders providing such   Specified Refinancing Facilities, effect such amendments to this Agreement and the other Loan   Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative   Agent and the Borrower, to effect the provisions of this Subsection 2.11.   SECTION 3      [Reserved]   SECTION 4      General Provisions Applicable to Loans   4.1 Interest Rates and Payment Dates. (a) Each Term SOFR Rate Loan shall   bear interest for each day during each Interest Period with respect thereto at a rate per annum   equal to the Term SOFR Rate determined for such day plus the Applicable Margin in effect for   such day.   (b) Each ABR Loan shall bear interest for each day that it is outstanding at a rate   per annum equal to the Alternate Base Rate in effect for such day plus the Applicable Margin in   effect for such day.   (c) Each Daily Simple SOFR Rate Loan shall bear interest for each day that it   is outstanding at a rate per annum equal to the Daily Simple SOFR Rate in effect for such day   plus the Applicable Margin in effect for such day.   (d) [Reserved].   (e) If all or a portion of (i) the principal amount of any Loan, (ii) any interest   payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether   at the Stated Maturity, by acceleration or otherwise), such overdue amount shall bear interest at a   rate per annum which is the rate that would otherwise be applicable thereto pursuant to the   relevant foregoing provisions of this Subsection 4.1 plus 2.00%, in each case from the date of   such nonpayment until such amount is paid in full (after as well as before judgment); provided   that (1) no amount shall be payable pursuant to this Subsection 4.1(e) to a Defaulting Lender so

  101            long as such Lender shall be a Defaulting Lender and (2) no amounts shall accrue pursuant to   this Subsection 4.1(e) on any overdue amount or other amount payable to a Defaulting Lender so   long as such Lender shall be a Defaulting Lender.   (f) Interest shall be payable in arrears on each Interest Payment Date, provided   that interest accruing pursuant to clause (e) of this Subsection 4.1 shall be payable from time to   time on demand exercised in accordance with Subsection 9.2.   (g) It is the intention of the parties hereto to comply strictly with applicable   usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which   constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved,   or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or   any other document relating or referring hereto or thereto, now or hereafter existing, shall never   exceed under any circumstance whatsoever the maximum amount of interest allowed by   applicable usury laws.   4.2 Conversion and Continuation Options. (a) The Borrower may elect from   time to time to convert outstanding Loans of a given Tranche denominated in Dollars from Daily   Simple SOFR Rate Loans or Term SOFR Rate Loans to ABR Loans by giving the   Administrative Agent irrevocable notice of such election prior to 1:00 P.M., New York City   time, two Business Days (or such shorter period as may be agreed by the Administrative Agent   in its reasonable discretion) prior to such election. The Borrower may elect from time to time to   convert outstanding Loans of a given Tranche from ABR Loans to Daily Simple SOFR Rate   Loans or Term SOFR Rate Loans by giving the Administrative Agent irrevocable notice of such   election prior to 1:00 P.M., New York City time, at least three Business Days (or such shorter   period as may be agreed by the Administrative Agent in its reasonable discretion) prior to such   election. Any such notice of conversion to Daily Simple SOFR Rate Loans or Term SOFR Rate   Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon   receipt of any such notice the Administrative Agent shall promptly notify each affected Lender   thereof. All or any part of outstanding Daily Simple SOFR Rate Loans, Term SOFR Rate Loans   or ABR Loans may be converted as provided herein, provided that (i) (unless the Required   Lenders otherwise consent) no Loan may be converted into a Daily Simple SOFR Rate Loan or   Term SOFR Rate Loan when any Default or Event of Default has occurred and is continuing   and, in the case of any Default (other than a Default under Subsection 9.1(h) or (i)), the   Administrative Agent has given notice to the Borrower that no such conversions may be made   and (ii) no Loan may be converted into a Daily Simple SOFR Rate Loan or Term SOFR Rate   Loan after the date that is one month prior to the applicable Maturity Date.   (b) Any Term SOFR Rate Loan may be continued as such upon the expiration of   the then current Interest Period with respect thereto by the Borrower giving notice to the   Administrative Agent of the length of the next Interest Period to be applicable to such Term   SOFR Rate Loan, determined in accordance with the applicable provisions of the term “Interest   Period” set forth in Subsection 1.1, provided that no Term SOFR Rate Loan may be continued as   such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default   has occurred and is continuing and, in the case of any Default (other than a Default under   Subsection 9.1(h) or (i)), the Administrative Agent has given notice to the Borrower that no such   continuations may be made or (ii) after the date that is one month prior to the applicable Maturity
  102            Date, and provided, further, that if the Borrower shall fail to give any required notice as   described above in this clause (b) or if such continuation is not permitted pursuant to the   preceding proviso, such Term SOFR Rate Loan shall be automatically converted to ABR Loans   on the last day of such then expiring Interest Period. Upon receipt of any such notice of   continuation pursuant to this Subsection 4.2(b), the Administrative Agent shall promptly notify   each affected Lender thereof.   4.3 Minimum Amounts; Maximum Sets. All borrowings, conversions and   continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such   amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate   principal amount of the Daily Simple SOFR Rate Loans or Term SOFR Rate Loans comprising   each Set shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof   (provided that, notwithstanding the foregoing (x) any Loan may be borrowed in an amount equal   to the aggregate amount of the Commitments in respect of such Loan and (y) any Loan may be   converted or continued in its entirety), and so that there shall not be more than 20 Sets at any one   time outstanding.   4.4 Optional and Mandatory Prepayments. (a) Optional Prepayment of Term   Loans. The Borrower may at any time and from time to time prepay the Term Loans, in whole   or in part, without premium or penalty (except as provided in Subsection 4.5(b)), upon notice by   the Borrower to the Administrative Agent prior to 1:00 P.M., New York City time, at least three   Business Days (or such shorter period as may be agreed by the Administrative Agent in its   reasonable discretion) prior to the date of prepayment (in the case of Daily Simple SOFR Rate   Loans or Term SOFR Rate Loans), or prior to 12:00 P.M., New York City time, on the date of   prepayment (or such later time as may be agreed by the Administrative Agent in its reasonable   discretion) (in the case of ABR Loans). Such notice shall specify, in the case of any prepayment   of Term Loans, the applicable Tranche being repaid, and if a combination thereof, the principal   amount allocable to each, the date and amount of prepayment and whether the prepayment is of   Daily Simple SOFR Rate Loans, Term SOFR Rate Loans, ABR Loans or a combination thereof,   and, in each case if a combination thereof, the principal amount allocable to each. Any such   notice may state that such notice is conditioned upon the occurrence or non-occurrence of any   event specified therein (including the effectiveness of other credit facilities), in which case such   notice may be revoked or extended by the Borrower (by written notice to the Administrative   Agent on or prior to the specified effective date) if such condition is not satisfied or waived.   Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected   Lender thereof. If any such notice is given and not revoked, the amount specified in such notice   shall be due and payable on the date specified therein. Partial prepayments pursuant to this   Subsection 4.4(a) shall be in multiples of $1,000,000; provided that, notwithstanding the   foregoing, any Term Loan may be prepaid in its entirety. Each prepayment of Initial Term   Loans pursuant to this Subsection 4.4(a) made prior to August 1, 2026 shall be accompanied by   the payment of the applicable fee designated by the Borrower in its sole discretion and as   required by Subsection 4.5(b).   (b) [Reserved].   (c) [Reserved].

  103            (d) [Reserved].   (e) Mandatory Prepayment of Term Loans. (i) The Borrower shall, in   accordance with Subsection 4.4(g), prepay the Term Loans to the extent required by Subsection   8.4(b) (subject to Subsection 8.4(c)) and (ii) if on or after the Closing Date, the Borrower or any   of its Restricted Subsidiaries shall Incur (A) Specified Refinancing Term Loans or (B)   Indebtedness for borrowed money (excluding Indebtedness permitted pursuant to   Subsection 8.1), the Borrower shall, in accordance with Subsection 4.4(g), prepay (or, exchange   for Rollover Indebtedness) the Term Loans (or, in the case of the Incurrence of any Specified   Refinancing Term Loans, the Tranche of Term Loans being refinanced) in an amount equal to   100.0% of the Net Cash Proceeds thereof (plus any portion of such Indebtedness which   represents Rollover Indebtedness) minus the portion of such Net Cash Proceeds applied (to the   extent the Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay   or purchase Pari Passu Indebtedness on a no more than pro rata basis with the Term Loans, in   each case with such prepayment to be made on or before the fifth Business Day following notice   given to each Lender of the Prepayment Date, as contemplated by Subsection 4.4(h). Each   prepayment of Initial Term Loans pursuant to this Subsection 4.4(e)(ii)(A) or Subsection   4.4(e)(ii)(B), but not any other prepayment of Initial Term Loans pursuant to this Subsection   4.4(e), made prior to August 1, 2026 shall be accompanied by the payment of the applicable fee   designated by the Borrower in its sole discretion and as required by Subsection 4.5(b). Nothing   in this Subsection 4.4(e) shall limit the rights of the Agents and the Lenders set forth in Section   9.   (f) [Reserved].   (g) Subject to the last sentence of Subsection 4.4(h) and Subsection 4.4(k), each   prepayment of Term Loans pursuant to Subsection 4.4(e) (other than a prepayment with the   proceeds of Specified Refinancing Term Loans) shall be allocated pro rata among the Initial   Term Loans, the Incremental Term Loans, the Extended Term Loans and the Specified   Refinancing Term Loans; provided, that at the request of the Borrower, in lieu of such   application on a pro rata basis among all Tranches of Term Loans, such prepayment may be   applied to any Tranche of Term Loans so long as the maturity date of such Tranche of Term   Loans precedes the maturity date of each other Tranche of Term Loans then outstanding or, in   the event more than one Tranche of Term Loans shall have an identical maturity date that   precedes the maturity date of each other Tranche of Term Loans then outstanding, to such   Tranches on a pro rata basis. Each prepayment of Term Loans pursuant to Subsection 4.4(a)   shall be applied within each applicable Tranche of Term Loans to the respective installments of   principal thereof in the manner directed by the Borrower (or, if no such direction is given, in   direct order of maturity). Each prepayment of Term Loans pursuant to Subsection 4.4(e) shall be   applied within each applicable Tranche of Term Loans, first, to the accrued interest on the   principal amount of Term Loans being prepaid and, second, to the respective installments of   principal thereof in the manner directed by the Borrower (or, if no such direction is given in   direct order of maturity). Notwithstanding any other provision of this Subsection 4.4, a Lender   may, at its option, and if agreed by the Borrower, in connection with any prepayment of Term   Loans pursuant to Subsection 4.4(a) or (e), exchange such Lender’s portion of the Term Loan to   be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such
  104            prepayment (and any such Term Loans so exchanged shall be deemed repaid for all purposes   under the Loan Documents).   (h) The Borrower shall give notice to the Administrative Agent of any   mandatory prepayment of the Term Loans pursuant to Subsection 4.4(e), promptly (and in any   event within five Business Days) upon becoming obligated to make such prepayment. Such   notice shall state that the Borrower is offering to make or will make such mandatory prepayment   (i) in the case of mandatory prepayments pursuant to Subsection 4.4(e)(i), on or before the date   specified in Subsection 8.4(b) and (ii) in the case of mandatory prepayments pursuant to   Subsection 4.4(e)(ii), on or before the date specified in such clause, as the case may be (each, a   “Prepayment Date”). Subject to the following sentence, once given, such notice shall be   irrevocable and all amounts subject to such notice shall be due and payable on the Prepayment   Date (except as otherwise provided in the last sentence of this Subsection 4.4(h)). Any such   notice of prepayment pursuant to Subsection 4.4(e) may state that such notice is conditioned   upon the occurrence or non-occurrence of any event specified therein (including the   effectiveness of other credit facilities), in which case such notice may be revoked or extended by   the Borrower (by written notice to the Administrative Agent, on or prior to the specified effective   date) if such condition is not satisfied or waived. Upon receipt by the Administrative Agent of   such notice, the Administrative Agent shall immediately give notice to each Lender of the   prepayment and the Prepayment Date. The Borrower (in its sole discretion) may give each   Lender the option (in its sole discretion) to elect to decline any such prepayment (other than a   prepayment pursuant to Subsection 4.4(e)(ii), except as otherwise provided for in the last   sentence of Subsection 4.4(g)) by giving notice of such election in writing to the Administrative   Agent by 11:00 A.M., New York City time, on the date that is three Business Days (or such   shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to   the Prepayment Date. Upon receipt by the Administrative Agent of such notice, the   Administrative Agent shall immediately notify the Borrower of such election. Any amount so   declined by any Lender may, at the option of the Borrower, be applied to the payment or   prepayment of Indebtedness, including any Junior Debt, or otherwise be retained by the   Borrower and its Restricted Subsidiaries and/or applied by the Borrower or any of its Restricted   Subsidiaries in any manner not inconsistent with this Agreement.   (i) Without limitation of Subsections 2.8 and 8.1(b)(i), amounts prepaid on   account of Term Loans pursuant to Subsection 4.4(a), (e) or (l) may not be reborrowed.   (j) If the Borrower determines in good faith, which determination shall be   conclusive, that repatriating any amounts attributable to Foreign Subsidiaries that are required to   be applied to prepay Term Loans pursuant to Subsection 4.4(e)(i) (x) would result in material   adverse tax consequences to Topco or one of its Subsidiaries or (y) (1) could reasonably be   expected to be prohibited or delayed by or violate or conflict with applicable local law, (2) is   restricted by applicable organizational documents or any agreement, (3) is subject to other   organizational or administrative impediments from being repatriated to the United States or (4)   conflicts with the fiduciary duties of the applicable directors, or results in, or could reasonably be   expected to result in, a material risk of personal or criminal liability for any applicable officer,   director or manager, then, in each case the Borrower shall not be required to prepay such   amounts as required thereunder, and such amounts may be retained by the applicable Foreign   Subsidiary; provided that, in the case of this clause (y), the Borrower shall take commercially

  105            reasonable actions to cause the applicable Foreign Subsidiary to take all actions reasonably   required by the applicable local law, the applicable organizational documents or agreements, the   applicable organizational impediments or other impediment to permit repatriation of the   proceeds subject to such prepayments.   (k) Notwithstanding anything to the contrary herein, this Subsection 4.4 may be   amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into   any such amendments) to the extent necessary to reflect differing amounts payable, and priorities   of payments, to Lenders participating in any new classes or tranches of Term Loans added   pursuant to Subsection 2.8, 2.10, 2.11 or 11.1(h), as applicable, or pursuant to any other credit or   letter of credit facility added pursuant to Subsection 2.8 or 11.1(e).   (l) Notwithstanding anything in any Loan Document to the contrary, so long as   no Event of Default under Subsection 9.1(a), (b), (h) or (i) has occurred and is continuing, the   Borrower may prepay the outstanding Term Loans on the following basis:   (i) The Borrower shall have the right to make a voluntary prepayment of   Term Loans at a discount to par (such prepayment, the “Discounted Term Loan   Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, a   Borrower Solicitation of Discount Range Prepayment Offers, or a Borrower Solicitation   of Discounted Prepayment Offers, in each case made in accordance with this Subsection   4.4(l); provided that the Borrower shall not initiate any action under this Subsection 4.4(l)   in order to make a Discounted Term Loan Prepayment unless (1) at least ten Business   Days shall have passed since the consummation of the most recent Discounted Term   Loan Prepayment as a result of a prepayment made by the Borrower on the applicable   Discounted Prepayment Effective Date (or such shorter period as agreed to by the   Administrative Agent in its reasonable discretion) or (2) at least three Business Days   shall have passed since the date the Borrower was notified that no Lender was willing to   accept any prepayment of any Term Loan at the Specified Discount, within the Discount   Range or at any discount to par value, as applicable, or in the case of Borrower   Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to   accept any Solicited Discounted Prepayment Offers made by a Lender (or such shorter   period as agreed to by the Administrative Agent in its reasonable discretion). Each   Lender participating in any Discounted Term Loan Prepayment acknowledges and agrees   that in connection with such Discounted Term Loan Prepayment, (1) the Borrower then   may have, and later may come into possession of, information regarding the Term Loans   or the Loan Parties hereunder that is not known to such Lender and that may be material   to a decision by such Lender to participate in such Discounted Term Loan Prepayment   (“Excluded Information”), (2) such Lender has independently and, without reliance on   any Parent Entity, the Borrower, any of its Subsidiaries, the Administrative Agent or any   of their respective Affiliates, has made its own analysis and determination to participate   in such Discounted Term Loan Prepayment notwithstanding such Lender’s lack of   knowledge of the Excluded Information and (3) none of the Parent Entities, the   Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates   shall have any liability to such Lender, and such Lender hereby waives and releases, to   the extent permitted by law, any claims such Lender may have against any Parent Entity,   the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates,
  106            under applicable laws or otherwise, with respect to the nondisclosure of the Excluded   Information. Each Lender participating in any Discounted Term Loan Prepayment   further acknowledges that the Excluded Information may not be available to the   Administrative Agent or the other Lenders. Any Term Loans prepaid pursuant to this   Subsection 4.4(l) shall be immediately and automatically cancelled.   (ii) Borrower Offer of Specified Discount Prepayment. (1) The Borrower   may from time to time offer to make a Discounted Term Loan Prepayment by providing   the Administrative Agent with three Business Days’ (or such shorter period as may be   agreed by the Administrative Agent in its reasonable discretion) notice in the form of a   Specified Discount Prepayment Notice; provided that (I) any such offer shall be made   available, at the sole discretion of the Borrower, to each Lender or to each Lender with   respect to any Tranche on an individual Tranche basis, (II) any such offer shall specify   the aggregate Outstanding Amount offered to be prepaid (the “Specified Discount   Prepayment Amount”), the Tranches of Term Loans subject to such offer and the specific   percentage discount to par value (the “Specified Discount”) of the Outstanding Amount   of such Term Loans to be prepaid, (III) the Specified Discount Prepayment Amount shall   be in an aggregate principal amount not less than $5,000,000 and whole increments of   $500,000 in excess thereof (or such lower minimum amounts or multiples as agreed to by   the Administrative Agent in its reasonable discretion), and (IV) each such offer shall   remain outstanding through the Specified Discount Prepayment Response Date. The   Administrative Agent will promptly provide each relevant Lender with a copy of such   Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment   Response to be completed and returned by each such Lender to the Administrative Agent   (or its delegate) by no later than 5:00 P.M., New York City time, on the third Business   Day after the date of delivery of such notice to the relevant Lenders (or such later date   designated by the Administrative Agent and approved by the Borrower) (the “Specified   Discount Prepayment Response Date”).   (2) Each relevant Lender receiving such offer shall notify the   Administrative Agent (or its delegate) by the Specified Discount Prepayment   Response Date whether or not it agrees to accept a prepayment of any of its   relevant then outstanding Term Loans at the Specified Discount and, if so (such   accepting Lender, a “Discount Prepayment Accepting Lender”), the amount of   such Lender’s Outstanding Amount and Tranches of Term Loans to be prepaid at   such offered discount. Each acceptance of a Discounted Term Loan Prepayment   by a Discount Prepayment Accepting Lender shall be irrevocable. Any Lender   whose Specified Discount Prepayment Response is not received by the   Administrative Agent by the Specified Discount Prepayment Response Date shall   be deemed to have declined to accept such Borrower Offer of Specified Discount   Prepayment.   (3) If there is at least one Discount Prepayment Accepting Lender, the   Borrower will make prepayment of outstanding Term Loans pursuant to this   Subsection 4.4(l)(ii) to each Discount Prepayment Accepting Lender in   accordance with the respective Outstanding Amount and Tranches of Term Loans   specified in such Lender’s Specified Discount Prepayment Response given

  107            pursuant to the foregoing clause (2); provided that, if the aggregate Outstanding   Amount of Term Loans accepted for prepayment by all Discount Prepayment   Accepting Lenders exceeds the Specified Discount Prepayment Amount, such   prepayment shall be made pro rata among the Discount Prepayment Accepting   Lenders in accordance with the respective Outstanding Amounts accepted to be   prepaid by each such Discount Prepayment Accepting Lender and the   Administrative Agent (in consultation with the Borrower and subject to rounding   requirements of the Administrative Agent made in its reasonable discretion) will   calculate such proration (the “Specified Discount Proration”). The Administrative   Agent shall promptly, and in any case within three Business Days following the   Specified Discount Prepayment Response Date, notify (I) the Borrower of the   respective Lenders’ responses to such offer, the Discounted Prepayment Effective   Date and the aggregate Outstanding Amount of the Discounted Term Loan   Prepayment and the Tranches to be prepaid, (II) each Lender of the Discounted   Prepayment Effective Date, and the aggregate Outstanding Amount and the   Tranches of all Term Loans to be prepaid at the Specified Discount on such date,   and (III) each Discount Prepayment Accepting Lender of the Specified Discount   Proration, if any, and confirmation of the Outstanding Amount, Tranche and Type   of Term Loans of such Lender to be prepaid at the Specified Discount on such   date. Each determination by the Administrative Agent of the amounts stated in   the foregoing notices to the Borrower and Lenders shall be conclusive and   binding for all purposes absent manifest error. The payment amount specified in   such notice to the Borrower shall be due and payable by the Borrower on the   Discounted Prepayment Effective Date in accordance with Subsection 4.4(l)(vi)   below (subject to Subsection 4.4(l)(x) below).   (iii) Borrower Solicitation of Discount Range Prepayment Offers. (1) The   Borrower may from time to time solicit Discount Range Prepayment Offers by providing   the Administrative Agent with three Business Days’ (or such shorter period as may be   agreed by the Administrative Agent in its reasonable discretion) notice in the form of a   Discount Range Prepayment Notice; provided that (I) any such solicitation shall be   extended, at the sole discretion of the Borrower, to each Lender or to each Lender with   respect to any Tranche on an individual Tranche basis, (II) any such notice shall specify   the maximum aggregate Outstanding Amount of the relevant Term Loans that the   Borrower is willing to prepay at a discount (the “Discount Range Prepayment Amount”),   the Tranches of Term Loans subject to such offer and the maximum and minimum   percentage discounts to par (the “Discount Range”) of the Outstanding Amount of such   Term Loans willing to be prepaid by the Borrower, (III) the Discount Range Prepayment   Amount shall be in an aggregate principal amount not less than $5,000,000 and whole   increments of $500,000 in excess thereof (or such lower minimum amounts or multiples   as agreed to by the Administrative Agent in its reasonable discretion), and (IV) each such   solicitation by the Borrower shall remain outstanding through the Discount Range   Prepayment Response Date. The Administrative Agent will promptly provide each   relevant Lender with a copy of such Discount Range Prepayment Notice and a form of   the Discount Range Prepayment Offer to be submitted by a responding relevant Lender to   the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York City   time, on the third Business Day after the date of delivery of such notice to the relevant
  108            Lenders (or such later date as may be designated by the Administrative Agent and   approved by the Borrower) (the “Discount Range Prepayment Response Date”). Each   relevant Lender’s Discount Range Prepayment Offer shall be irrevocable and shall   specify a discount to par within the Discount Range (the “Submitted Discount”) at which   such Lender is willing to allow prepayment of any or all of its then outstanding Term   Loans and the maximum aggregate Outstanding Amount and Tranches of such Term   Loans such Lender is willing to have prepaid at the Submitted Discount (the “Submitted   Amount”). Any Lender whose Discount Range Prepayment Offer is not received by the   Administrative Agent by the Discount Range Prepayment Response Date shall be   deemed to have declined to accept a Discounted Term Loan Prepayment of any of its   Term Loans at any discount to their par value within the Discount Range.   (2) The Administrative Agent shall review all Discount Range   Prepayment Offers received by it by the Discount Range Prepayment Response   Date and will determine (in consultation with the Borrower and subject to   rounding requirements of the Administrative Agent made in its reasonable   discretion) the Applicable Discount and Term Loans to be prepaid at such   Applicable Discount in accordance with this Subsection 4.4(l)(iii). The Borrower   agrees to accept on the Discount Range Prepayment Response Date all Discount   Range Prepayment Offers received by the Administrative Agent by the Discount   Range Prepayment Response Date, in the order from the Submitted Discount that   is the largest discount to par to the Submitted Discount that is the smallest   discount to par, up to and including the Submitted Discount that is the smallest   discount to par within the Discount Range (such Submitted Discount that is the   smallest discount to par being referred to as the “Applicable Discount”) which   yields a Discounted Term Loan Prepayment in an aggregate Outstanding Amount   equal to the lesser of (I) the Discount Range Prepayment Amount and (II) the sum   of all Submitted Amounts. Each Lender that has submitted a Discount Range   Prepayment Offer to accept prepayment at a discount to par that is larger than or   equal to the Applicable Discount shall be deemed to have irrevocably consented   to prepayment of Term Loans equal to its Submitted Amount (subject to any   required proration pursuant to the following Subsection 4.4(l)(iii)(3)) at the   Applicable Discount (each such Lender, a “Participating Lender”).   (3) If there is at least one Participating Lender, the Borrower will   prepay the respective outstanding Term Loans of each Participating Lender in the   aggregate Outstanding Amount and of the Tranches specified in such Lender’s   Discount Range Prepayment Offer at the Applicable Discount; provided that if the   Submitted Amount by all Participating Lenders offered at a discount to par greater   than the Applicable Discount exceeds the Discount Range Prepayment Amount,   prepayment of the Outstanding Amount of the relevant Term Loans for those   Participating Lenders whose Submitted Discount is a discount to par greater than   or equal to the Applicable Discount (the “Identified Participating Lenders”) shall   be made pro rata among the Identified Participating Lenders in accordance with   the Submitted Amount of each such Identified Participating Lender and the   Administrative Agent (in consultation with the Borrower and subject to rounding   requirements of the Administrative Agent made in its reasonable discretion) will

  109            calculate such proration (the “Discount Range Proration”). The Administrative   Agent shall promptly, and in any case within three Business Days following the   Discount Range Prepayment Response Date, notify (w) the Borrower of the   respective Lenders’ responses to such solicitation, the Discounted Prepayment   Effective Date, the Applicable Discount, and the aggregate Outstanding Amount   of the Discounted Term Loan Prepayment and the Tranches to be prepaid, (x)   each Lender of the Discounted Prepayment Effective Date, the Applicable   Discount, and the aggregate Outstanding Amount and Tranches of all Term Loans   to be prepaid at the Applicable Discount on such date, (y) each Participating   Lender of the aggregate Outstanding Amount and Tranches of such Lender to be   prepaid at the Applicable Discount on such date, and (z) if applicable, each   Identified Participating Lender of the Discount Range Proration. Each   determination by the Administrative Agent of the amounts stated in the foregoing   notices to the Borrower and Lenders shall be conclusive and binding for all   purposes absent manifest error. The payment amount specified in such notice to   the Borrower shall be due and payable by the Borrower on the Discounted   Prepayment Effective Date in accordance with Subsection 4.4(l)(vi) below   (subject to Subsection 4.4(l)(x) below).   (iv) Borrower Solicitation of Discounted Prepayment Offers. (1) The   Borrower may from time to time solicit Solicited Discounted Prepayment Offers by   providing the Administrative Agent with three Business Days’ (or such shorter period as   may be agreed by the Administrative Agent in its reasonable discretion) notice in the   form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation   shall be extended, at the sole discretion of the Borrower, to each Lender or to each   Lender with respect to any Tranche on an individual Tranche basis, (II) any such notice   shall specify the maximum aggregate Outstanding Amount of the Term Loans and the   Tranches of Term Loans the Borrower is willing to prepay at a discount (the “Solicited   Discounted Prepayment Amount”), (III) the Solicited Discounted Prepayment Amount   shall be in an aggregate principal amount not less than $5,000,000 and whole increments   of $500,000 in excess thereof (or such lower minimum amounts or multiples as agreed to   by the Administrative Agent in its reasonable discretion), and (IV) each such solicitation   by the Borrower shall remain outstanding through the Solicited Discounted Prepayment   Response Date. The Administrative Agent will promptly provide each relevant Lender   with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited   Discounted Prepayment Offer to be submitted by a responding Lender to the   Administrative Agent (or its delegate) by no later than 5:00 P.M., New York City time on   the third Business Day after the date of delivery of such notice to the relevant Lenders (or   such later date as may be designated by the Administrative Agent and approved by the   Borrower) (the “Solicited Discounted Prepayment Response Date”). Each Lender’s   Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding   until the Acceptance Date and (z) specify both a discount to par (the “Offered Discount”)   at which such Lender is willing to allow prepayment of its then outstanding Term Loans   and the maximum aggregate Outstanding Amount and Tranches of such Term Loans (the   “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any   Lender whose Solicited Discounted Prepayment Offer is not received by the   Administrative Agent by the Solicited Discounted Prepayment Response Date shall be
  110            deemed to have declined prepayment of any of its Term Loans at any discount to their par   value.   (2) The Administrative Agent shall promptly provide the Borrower   with a copy of all Solicited Discounted Prepayment Offers received by it by the   Solicited Discounted Prepayment Response Date. The Borrower shall review all   such Solicited Discounted Prepayment Offers and select, at its sole discretion, the   smallest of the Offered Discounts specified by the relevant responding Lenders in   the Solicited Discounted Prepayment Offers that the Borrower is willing to accept   (the “Acceptable Discount”), if any; provided that the Acceptable Discount shall   not be an Offered Discount that is larger than the smallest Offered Discount for   which the sum of all Offered Amounts affiliated with Offered Discounts that are   larger than or equal to such smallest Offered Discount would, if purchased at such   smallest Offered Discount, yield an amount at least equal to the Solicited   Discounted Prepayment Amount. If the Borrower elects to accept any Offered   Discount as the Acceptable Discount, then as soon as practicable after the   determination of the Acceptable Discount, but in no event later than by the third   Business Day after the date of receipt by the Borrower from the Administrative   Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the   first sentence of this clause (2) (the “Acceptance Date”), the Borrower shall   submit an Acceptance and Prepayment Notice to the Administrative Agent setting   forth the Acceptable Discount. If the Administrative Agent shall fail to receive an   Acceptance and Prepayment Notice from the Borrower by the Acceptance Date,   the Borrower shall be deemed to have rejected all Solicited Discounted   Prepayment Offers.   (3) Based upon the Acceptable Discount and the Solicited Discounted   Prepayment Offers received by the Administrative Agent by the Solicited   Discounted Prepayment Response Date, within three Business Days after receipt   of an Acceptance and Prepayment Notice (the “Discounted Prepayment   Determination Date”), the Administrative Agent will determine (in consultation   with the Borrower and subject to rounding requirements of the Administrative   Agent made in its reasonable discretion) the aggregate Outstanding Amount and   the Tranches of Term Loans (the “Acceptable Prepayment Amount”) to be   prepaid by the Borrower at the Acceptable Discount in accordance with this   Subsection 4.4(l)(iv). If the Borrower elects to accept any Acceptable Discount,   then the Borrower agrees to accept all Solicited Discounted Prepayment Offers   received by the Administrative Agent by the Solicited Discounted Prepayment   Response Date, in the order from largest Offered Discount to smallest Offered   Discount, up to and including the Acceptable Discount. Each Lender that has   submitted a Solicited Discounted Prepayment Offer to accept prepayment at an   Offered Discount that is greater than or equal to the Acceptable Discount shall be   deemed to have irrevocably consented to prepayment of Term Loans equal to its   Offered Amount (subject to any required proration pursuant to the following   sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”).   The Borrower shall prepay outstanding Term Loans pursuant to this Subsection   4.4(l)(iv) to each Qualifying Lender in the aggregate Outstanding Amount and of

  111            the Tranches specified in such Lender’s Solicited Discounted Prepayment Offer at   the Acceptable Discount; provided that if the aggregate Offered Amount by all   Qualifying Lenders whose Offered Discount is greater than or equal to the   Acceptable Discount exceeds the Solicited Discounted Prepayment Amount,   prepayment of the Outstanding Amount of the Term Loans for those Qualifying   Lenders whose Offered Discount is greater than or equal to the Acceptable   Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the   Identified Qualifying Lenders in accordance with the Offered Amount of each   such Identified Qualifying Lender and the Administrative Agent (in consultation   with the Borrower and subject to rounding requirements of the Administrative   Agent made in its reasonable discretion) will calculate such proration (the   “Solicited Discount Proration”). On or prior to the Discounted Prepayment   Determination Date, the Administrative Agent shall promptly notify (w) the   Borrower of the Discounted Prepayment Effective Date and Acceptable   Prepayment Amount comprising the Discounted Term Loan Prepayment and the   Tranches to be prepaid, (x) each Lender of the Discounted Prepayment Effective   Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all   Term Loans and the Tranches to be prepaid at the Applicable Discount on such   date, (y) each Qualifying Lender of the aggregate Outstanding Amount and the   Tranches of such Lender to be prepaid at the Acceptable Discount on such date,   and (z) if applicable, each Identified Qualifying Lender of the Solicited Discount   Proration. Each determination by the Administrative Agent of the amounts stated   in the foregoing notices to the Borrower and Lenders shall be conclusive and   binding for all purposes absent manifest error. The payment amount specified in   such notice to the Borrower shall be due and payable by the Borrower on the   Discounted Prepayment Effective Date in accordance with Subsection 4.4(l)(vi)   below (subject to Subsection 4.4(l)(x) below).   (v) Expenses. In connection with any Discounted Term Loan Prepayment, the   Borrower and the Lenders acknowledge and agree that the Administrative Agent may   require as a condition to any Discounted Term Loan Prepayment, the payment of   reasonable out-of-pocket costs and expenses from the Borrower in connection therewith.   (vi) Payment. If any Term Loan is prepaid in accordance with   Subsections 4.4(l)(ii) through (iv) above, the Borrower shall prepay such Term Loans on   the Discounted Prepayment Effective Date. The Borrower shall make such prepayment   to the Administrative Agent, for the account of the Discount Prepayment Accepting   Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the   Administrative Agent’s office specified in Subsection 11.2 in immediately available   funds not later than 11:00 A.M., New York City time, on the Discounted Prepayment   Effective Date and all such prepayments shall be applied to the remaining principal   installments of the Term Loans in inverse order of maturity. The Term Loans so prepaid   shall be accompanied by all accrued and unpaid interest on the par principal amount so   prepaid up to, but not including, the Discounted Prepayment Effective Date. Each   prepayment of the outstanding Term Loans pursuant to this Subsection 4.4(l) shall be   paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying   Lenders, as applicable. The aggregate Outstanding Amount of the Tranches of the Term
  112            Loans outstanding shall be deemed reduced by the full par value of the aggregate   Outstanding Amount of the Tranches of Term Loans prepaid on the Discounted   Prepayment Effective Date in any Discounted Term Loan Prepayment. The Lenders   hereby agree that, in connection with a prepayment of Term Loans pursuant to this   Subsection 4.4(l) and notwithstanding anything to the contrary contained in this   Agreement, (i) interest in respect of the Term Loans may be made on a non-pro rata basis   among the Lenders holding such Term Loans to reflect the payment of accrued interest to   certain Lenders as provided in this Subsection 4.4(l)(vi) and (ii) all subsequent   prepayments and repayments of the Term Loans (except as otherwise contemplated by   this Agreement) shall be made on a pro rata basis among the respective Lenders based   upon the then outstanding principal amounts of the Term Loans then held by the   respective Lenders after giving effect to any prepayment pursuant to this Subsection   4.4(l) as if made at par. It is also understood and agreed that prepayments pursuant to   this Subsection 4.4(l) shall not be subject to Subsection 4.4(a), or, for the avoidance of   doubt, Subsection 11.7(a) or the pro rata allocation requirements of Subsection 4.8(a).   (vii) Other Procedures. To the extent not expressly provided for herein, each   Discounted Term Loan Prepayment shall be consummated pursuant to procedures   consistent with the provisions in this Subsection 4.4(l), established by the Administrative   Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.   (viii) Notice. Notwithstanding anything in any Loan Document to the contrary,   for purposes of this Subsection 4.4(l), each notice or other communication required to be   delivered or otherwise provided to the Administrative Agent (or its delegate) shall be   deemed to have been given upon the Administrative Agent’s (or its delegate’s) actual   receipt during normal business hours of such notice or communication; provided that any   notice or communication actually received outside of normal business hours shall be   deemed to have been given as of the opening of business on the next Business Day.   (ix) Actions of Administrative Agent. Each of the Borrower and the Lenders   acknowledges and agrees that the Administrative Agent may perform any and all of its   duties under this Subsection 4.4(l) by itself or through any Affiliate of the Administrative   Agent and expressly consents to any such delegation of duties by the Administrative   Agent to such Affiliate and the performance of such delegated duties by such Affiliate.   The exculpatory provisions in this Agreement shall apply to each Affiliate of the   Administrative Agent and its respective activities in connection with any Discounted   Term Loan Prepayment provided for in this Subsection 4.4(l) as well as to activities of   the Administrative Agent in connection with any Discounted Term Loan Prepayment   provided for in this Subsection 4.4(l).   (x) Revocation. The Borrower shall have the right, by written notice to the   Administrative Agent, to revoke in full (but not in part) its offer to make a Discounted   Term Loan Prepayment and rescind the applicable Specified Discount Prepayment   Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice   therefor at its discretion at any time on or prior to the applicable Specified Discount   Prepayment Response Date (and if such offer is so revoked, any failure by the Borrower

  113            to make any prepayment to a Lender pursuant to this Subsection 4.4(l) shall not constitute   a Default or Event of Default under Subsection 9.1 or otherwise).   (xi) No Obligation. This Subsection 4.4(l) shall not (i) require the Borrower to   undertake any prepayment pursuant to this Subsection 4.4(l) or (ii) limit or restrict the   Borrower from making voluntary prepayments of the Term Loans in accordance with the   other provisions of this Agreement.   (m) AHYDO Saver Payments. If the Initial Term Loans would otherwise   constitute an “applicable high yield discount obligation” within the meaning of Section 163(i)(1)   of the Code, at the end of each tax accrual period ending after the fifth anniversary of the Closing   Date, the Borrower shall prepay in cash a portion of each Initial Term Loan then outstanding   equal to the “Initial Mandatory Principal Prepayment Amount” (as defined below) with respect   to such tax accrual period (each such prepayment, an “Initial Mandatory Principal   Prepayment”). The prepayment price for the portion of each Initial Term Loan prepaid pursuant   to an Initial Mandatory Principal Prepayment shall be 100% of the principal amount of such   portion plus any accrued interest thereon on the date of such prepayment. The “Initial   Mandatory Principal Prepayment Amount” with respect to a tax accrual period means the portion   of each Initial Term Loan required to be prepaid with respect to such tax accrual period so that   none of the outstanding Initial Term Loans is treated as an “applicable high yield discount   obligation” within the meaning of Section 163(i)(1) of the Code; provided that if there is   uncertainty (as determined by the Borrower in good faith, which determination shall be   conclusive) regarding the determination of the portion so required to be prepaid, such portion   shall be set at an amount not less than the amount the Borrower determines in good faith to be so   required, and each such determination by the Borrower shall be conclusive and binding, and such   portion shall constitute the Initial Mandatory Principal Prepayment Amount with respect to such   tax accrual period, for all purposes under this Agreement (regardless of any subsequent   determination that such portion may have exceeded the amount so required to be prepaid). For   the avoidance of doubt, the Initial Mandatory Principal Prepayment Amount with respect to a tax   accrual period shall represent the same percentage of the principal amount of each outstanding   Initial Term Loan with respect to such tax accrual period.   4.5 Administrative Agent’s Fee; Other Fees. (a) The Borrower agrees to pay   to the Administrative Agent the fees set forth in the second paragraph of the Fee Letter on the   payment dates set forth therein.   (b)   (i) If, prior to August 1, 2026, the Borrower makes (i) an optional   prepayment pursuant to Subsection 4.4(a) or (ii) a mandatory prepayment pursuant to   Subsection 4.4(e)(ii)(A) or Subsection 4.4(e)(ii)(B) of all or a portion of the Initial Term   Loans in an amount equal to the Net Cash Proceeds received by the Borrower or any   Restricted Subsidiary from its incurrence of new Indebtedness the proceeds of which are   required to be used to make such mandatory prepayment, then in the case of each of the   foregoing clauses (i) and (ii), the Borrower shall pay to the Administrative Agent, for the   ratable account of each Lender holding such Initial Term Loans, a prepayment premium
  114            equal to one of the following (without duplication and as the applicable prepayment   premium is designated by the Borrower in its sole discretion):   (1) if such prepayment or payment is made prior to August 1, 2024:   (A) the Make-Whole Amount; or   (B) 108.750% of the principal amount of the Initial Term Loans   so prepaid; provided that (x) the principal amount of the Initial Term   Loans prepaid that are subject to the prepayment premium set forth in this   clause (b)(i)(1)(B) must be with funds in an equal aggregate amount (the   “Equity Redemption Amount”) not exceeding the aggregate proceeds of   one or more Equity Offerings, (y) the Borrower may elect for only up to   40.0% of the original aggregate principal amount of the Initial Term Loans   (including the original aggregate principal amount of any Supplemental   Term Loans made under the Initial Term Loan Tranche) to be subject to   the prepayment premium set forth in this clause (b)(i)(1)(B) and (z) an   aggregate principal amount of Initial Term Loans equal to at least 50.0%   of the original aggregate principal amount of the Initial Term Loans   (including the original aggregate principal amount of any Supplemental   Term Loans made under the Initial Term Loan Tranche) must remain   outstanding immediately after each such prepayment of Initial Term Loans   that is subject to the prepayment premium set forth in this clause   (b)(i)(1)(B) (unless all Initial Term Loans are otherwise prepaid   substantially concurrently with the corresponding prepayment of Initial   Term Loans that is subject to the prepayment premium set forth in this   clause (b)(i)(1)(B)); provided, further, that any amount payable in any   such prepayment may be funded from any source (including amounts in   excess of the Equity Redemption Amount); provided, further, that any   notice of any such prepayment may be given prior to the completion of the   related Equity Offering, but in no event may be given more than 180 days   after the completion of the related Equity Offering;   (2) if such prepayment or payment is made on or after August 1, 2024   but prior to August 1, 2025, 106.563% of the principal amount of the Initial Term   Loans so prepaid; or   (3) if such prepayment or payment is made on or after August 1, 2025   but prior to August 1, 2026, 103.281% of the principal amount of the Initial Term   Loans so prepaid.   No premium will be applicable if any such prepayment is made on or after August   1, 2026.   (ii) If, prior to August 1, 2026, any Lender holding Initial Term Loans is   replaced pursuant to Subsection 2.10(e) or 11.1(g) in connection with any amendment of   this Agreement (including in connection with any refinancing transaction permitted under

  115            Subsection 11.6(g) to replace the Initial Term Loans), such Lender (and not any Person   who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee   equal to (x) if such prepayment or payment is made prior to August 1, 2024, the Make-   Whole Amount with respect to the principal amount of the Initial Term Loans of such   Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g), (y) if   such prepayment or payment is made on or after August 1, 2024 but prior to August 1,   2025, 106.563% of the principal amount of the Initial Term Loans of such Lender   assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g) and (z) if   such prepayment or payment is made on or after August 1, 2025 but prior to August 1,   2026, 103.281% of the principal amount of the Initial Term Loans of such Lender   assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g). No premium   will be applicable if any such replacement is made on or after August 1, 2026.   4.6 Computation of Interest and Fees. (a) Interest (other than interest based   on the Base Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed;   and interest based on the Base Rate shall be calculated on the basis of a 365-day year (or 366-day   year, as the case may be) for the actual days elapsed. The Administrative Agent shall as soon as   practicable notify the Borrower and the affected Lenders of each determination of a Term SOFR   Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base   Rate shall become effective as of the opening of business on the day on which such change   becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower   and the affected Lenders of the effective date and the amount of each such change in interest   rate.   (b) Each determination of an interest rate by the Administrative Agent pursuant   to any provision of this Agreement shall be conclusive and binding on the Borrower and the   Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the   Borrower or any Lender, deliver to the Borrower or such Lender a statement showing in   reasonable detail the calculations used by the Administrative Agent in determining any interest   rate pursuant to Subsection 4.1, excluding any Alternate Base Rate.   4.7 Inability to Determine Interest Rate. If, prior to the first day of any   Interest Period (and, in the case of a Daily Simple SOFR Rate Loan, during the period that such   Loan is outstanding), the Administrative Agent shall have determined (which determination shall   be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the   relevant market, adequate and reasonable means do not exist for ascertaining the Term SOFR   Rate with respect to any Term SOFR Rate Loan for such interest period (the “Affected Term   SOFR Rate”), the Daily Simple SOFR Rate with respect to any Daily Simple SOFR Rate Loan   for such interest period (the “Affected Daily Simple SOFR Rate”), the Administrative Agent   shall give facsimile or telephonic notice thereof to the Borrower and the Lenders as soon as   practicable thereafter. If such notice is given (a) any Term SOFR Rate Loans the rate of interest   applicable to which is based on the Affected Term SOFR Rate requested to be made on the first   day of such Interest Period shall be made as ABR Loans and any Daily Simple SOFR Rate   Loans the rate of interest applicable to which is based on the Affected Daily Simple SOFR Rate   shall be made as ABR Loans and (b) any Loans that were to have been converted on the first day   of such Interest Period to or continued as Term SOFR Rate Loans the rate of interest applicable   to which is based upon the Affected Term SOFR Rate shall be converted to or continued as ABR
  116            Loans and any Loans that were to have been converted to Daily Simple SOFR Rate Loans the   rate of interest applicable to which is based upon the Affected Daily Simple SOFR Rate shall be   converted to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no   further Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, the rate of interest applicable   to which is based upon the Affected Daily Simple SOFR Rate or Affected Term SOFR Rate,   shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans   to Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, the rate of interest applicable to   which is based upon the Affected Daily Simple SOFR Rate or Affected Term SOFR Rate.   (b) In connection with the use, implementation or administration of Term SOFR   Rate or SOFR, the Administrative Agent will have the right to make the Benchmark   Replacement Conforming Changes from time to time with the consent of the Borrower and,   notwithstanding anything to the contrary herein or in any other Loan Document, any   amendments adopting or implementing such Benchmark Replacement Conforming Changes will   become effective without any further action or consent of any other party to this Agreement or   any other Loan Document. The Administrative Agent will promptly notify the Borrower and the   Lenders of the effectiveness of any Benchmark Replacement Conforming Changes.   4.8 Pro Rata Treatment and Payments.   (a) Except as expressly otherwise provided herein, each payment (including   each prepayment, but excluding payments made pursuant to Subsection 2.8, 2.9, 2.10, 2.11,   4.5(b), 4.9, 4.10, 4.11, 4.13(d), 11.1(g) or 11.6) by the Borrower on account of principal of and   interest on account of any Loans of a given Tranche (other than (v) payments in respect of any   difference in the Applicable Margin, Term SOFR Rate or Alternate Base Rate in respect of any   Tranche, (w) any payments pursuant to Subsection 4.4(e) to the extent declined by any Lender in   accordance with Subsection 4.4(h), (x) any payments pursuant to Subsection 4.4(l) which shall   be allocated as set forth in Subsection 4.4(l) and (y) any prepayments pursuant to   Subsection 11.6(h)(i)(2)) shall be allocated by the Administrative Agent pro rata according to the   respective outstanding principal amounts of such Loans of such Tranche then held by the   respective Lenders; provided that a Lender may, at its option, and if agreed by the Borrower,   exchange such Lender’s portion of a Term Loan to be prepaid for Rollover Indebtedness, in lieu   of such Lender’s pro rata portion of such prepayment, pursuant to the last sentence of Subsection   4.4(g). All payments (including prepayments) to be made by the Borrower hereunder, whether   on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim   and shall be made on or prior to the time expressly required hereunder or under such other Loan   Document for such payment (or, if no such time is expressly required, prior to 2:00 P.M., New   York City time), on the due date thereof to the Administrative Agent for the account of the   Lenders holding the relevant Loans, the Lenders, the Administrative Agent, or the Other   Representatives, as the case may be, at the Administrative Agent’s office specified in   Subsection 11.2, in Dollars in immediately available funds. Payments received by the   Administrative Agent after such time shall be deemed to have been received on the next   Business Day. The Administrative Agent shall distribute such payments to such Lenders or   Other Representatives, as the case may be, if any such payment is received prior to 2:00 P.M.,   New York City time, on a Business Day, in like funds as received prior to the end of such   Business Day and otherwise the Administrative Agent shall distribute such payment to such   Lenders or Other Representatives, as the case may be, on the next succeeding Business Day. If

  117            any payment hereunder (other than payments on the Daily Simple SOFR Rate Loans or Term   SOFR Rate Loans) becomes due and payable on a day other than a Business Day, the maturity of   such payment shall be extended to the next succeeding Business Day, and, with respect to   payments of principal, interest thereon shall be payable at the then applicable rate during such   extension. If any payment on a Daily Simple SOFR Rate Loan or Term SOFR Rate Loan   becomes due and payable on a day other than a Business Day, the maturity of such payment shall   be extended to the next succeeding Business Day (and, with respect to payments of principal,   interest thereon shall be payable at the then applicable rate during such extension) unless the   result of such extension would be to extend such payment into another calendar month, in which   event such payment shall be made on the immediately preceding Business Day. This Subsection   4.8(a) may be amended in accordance with Subsection 11.1(d) to the extent necessary to reflect   differing amounts payable, and priorities of payments, to Lenders participating in any new   Tranches added pursuant to Subsections 2.8, 2.10, 2.11 and 11.1(h), as applicable, or pursuant to   any other credit facility added pursuant to Subsection 2.8 or 11.1(e).   (b) Unless the Administrative Agent shall have been notified in writing by any   Lender prior to a borrowing that such Lender will not make the amount that would constitute its   share of such borrowing available to the Administrative Agent, the Administrative Agent may   assume that such Lender is making such amount available to the Administrative Agent, and the   Administrative Agent may, in reliance upon such assumption, make available to the Borrower in   respect of such borrowing a corresponding amount. If such amount is not made available to the   Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall   pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to   the daily average Federal Funds Effective Rate for the period until such Lender makes such   amount immediately available to the Administrative Agent. A certificate of the Administrative   Agent submitted to any Lender with respect to any amounts owing under this Subsection 4.8(b)   shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is   not made available to the Administrative Agent by such Lender within three Business Days of   such Borrowing Date, (x) the Administrative Agent shall notify the Borrower of the failure of   such Lender to make such amount available to the Administrative Agent and the Administrative   Agent shall also be entitled to recover such amount with interest thereon at the rate per annum   applicable to ABR Loans hereunder on demand from the Borrower; provided that the foregoing   notice and recovery provisions shall not apply to the funding of Initial Term Loans on the   Closing Date and (y) then the Borrower may, without waiving or limiting any rights or remedies   it may have against such Lender hereunder or under applicable law or otherwise, borrow a like   amount on an unsecured basis from any commercial bank for a period ending on the date upon   which such Lender does in fact make such borrowing available.   4.9 Illegality. Notwithstanding any other provision herein, if the adoption of   or any change in any Requirement of Law or in the interpretation or application thereof in each   case occurring after the Closing Date shall make it unlawful for any Lender to make or maintain   any Daily Simple SOFR Rate Loans or Term SOFR Rate Loans as contemplated by this   Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such   circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn   whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to   make Affected Loans, continue Affected Loans as such and convert an ABR Loan to an Affected   Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such
  118            Lender to make or maintain such Affected Loans, such Lender shall then have a commitment   only to make an ABR Loan when an Affected Loan is requested, (c) such Lender’s Loans then   outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans on the   respective last days of the then current Interest Periods with respect to such Affected Loans or   within such earlier period as required by law and (d) such Lender’s then outstanding Affected   Loans, if any, not converted to ABR Loans pursuant to clause (c) of this Subsection 4.9 shall, at   the option of the Borrower (i) be prepaid with accrued interest thereon on the last day of the then   current Interest Period with respect thereto (or such earlier date as may be required by any such   Requirement of Law) or (ii) bear interest at an alternate rate which reflects such Lender’s cost of   funding such Loans (which rate, if less than zero, shall be deemed zero for purposes of this   Agreement), as reasonably determined by the Administrative Agent, plus the Applicable Margin   hereunder.   4.10 Requirements of Law. (a) [Reserved].   (b) If any Lender shall have determined that the adoption of or any change in   any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or   application thereof or compliance by such Lender or any corporation controlling such Lender   with any request or directive regarding capital adequacy or liquidity (whether or not having the   force of law) from any Governmental Authority, in each case, made subsequent to the Closing   Date, does or shall have the effect of reducing the rate of return on such Lender’s or such   corporation’s capital as a consequence of such Lender’s obligations hereunder to a level below   that which such Lender or such corporation could have achieved but for such change or   compliance (taking into consideration such Lender’s or such corporation’s policies with respect   to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from   time to time, within ten Business Days after submission by such Lender to the Borrower (through   the Administrative Agent) of a written request therefor certifying (x) that one of the events   described in this clause (b) has occurred and describing in reasonable detail the nature of such   event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as   to the additional amount or amounts demanded by such Lender or corporation and a reasonably   detailed explanation of the calculation thereof, the Borrower shall pay to such Lender such   additional amount or amounts as will compensate such Lender or corporation for such reduction.   Such a certificate as to any additional amounts payable pursuant to this Subsection 4.10(b)   submitted by such Lender, through the Administrative Agent, to the Borrower shall be   conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this   Subsection 4.10(b), the Borrower shall not be required to compensate a Lender pursuant to this   Subsection 4.10(b) (i) for any amounts incurred more than six months prior to the date that such   Lender notifies the Borrower of such Lender’s intention to claim compensation therefor or   (ii) for any amounts, if such Lender is applying this provision to the Borrower in a manner that is   inconsistent with its application of “increased cost” or other similar provisions under other   syndicated credit agreements to similarly situated borrowers. This covenant shall survive the   termination of this Agreement and the payment of the Loans and all other amounts payable   hereunder.   (c) Notwithstanding anything herein to the contrary, the Dodd Frank Wall Street   Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and   directives promulgated thereunder or issued in connection therewith, and all requests, rules,

  119            guidelines or directives promulgated by the Bank for International Settlements, the Basel   Committee on Banking Supervision (or any successor authority) or the United States or foreign   regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have   been enacted, adopted or issued, as applicable, subsequent to the Closing Date for all purposes   herein.   4.11 Taxes. (a) Except as provided below in this Subsection 4.11 or as   required by law (which for purposes of this Subsection 4.11 shall include FATCA), all payments   made by the Borrower or the Agents under this Agreement and any Notes shall be made free and   clear of, and without deduction or withholding for or on account of any Taxes; provided that if   any Non-Excluded Taxes are required to be withheld from any amounts payable by the Borrower   to any Agent or any Lender hereunder or under any Notes, the amounts so payable by the   Borrower shall be increased to the extent necessary to yield to such Agent or such Lender (after   payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the   rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall   be entitled to deduct and withhold, and the Borrower shall not be required to indemnify for, any   Non-Excluded Taxes, and any such amounts payable by the Borrower to or for the account of   any Agent or Lender shall not be increased (x) if such Agent or Lender fails to comply with the   requirements of clause (b), (c), (d) or (e) of this Subsection 4.11 or with the requirements of   Subsection 4.13, or (y) with respect to any Non-Excluded Taxes imposed in connection with the   payment of any fees paid under this Agreement unless such Non-Excluded Taxes are imposed as   a result of a Change in Law, or (z) with respect to any Non-Excluded Taxes imposed by the   United States or any state or political subdivision thereof, unless such Non-Excluded Taxes are   imposed as a result of a change in treaty, law or regulation that occurred after such Agent   became an Agent hereunder or such Lender became a Lender hereunder (or, if such Agent or   Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes,   after the relevant beneficiary or member of such Agent or Lender became such a beneficiary or   member, if later) (any such change, at such time, a “Change in Law”). Whenever any Non-   Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower   shall send to the Administrative Agent for its own account or for the account of the respective   Lender or Agent, as the case may be, a certified copy of an original official receipt received by   the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes   when due to the appropriate Governmental Authority in accordance with applicable law or the   Borrower fails to remit to the Administrative Agent the required receipts or other required   documentary evidence, the Borrower shall indemnify the Administrative Agent, the Lenders and   the Agents for any incremental Taxes, interest or penalties that may become payable by the   Administrative Agent or any Lender as a result of any such failure; provided, however, that the   Borrower shall not be required to make any such indemnification payments if any of the   circumstances described in clause (x), (y) or (z) of this Section 4.11(a) are met. The agreements   in this Subsection 4.11 shall survive the termination of this Agreement and the payment of the   Term Loans and all other amounts payable hereunder.   (b) Each Agent and each Lender that is not a United States Person shall:   (i) (1) on or before the date of any payment by the Borrower under this   Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the   Borrower and the Administrative Agent (A) two accurate and complete original signed
  120            Internal Revenue Service Forms W-8BEN-E (certifying that it is a resident of the   applicable country within the meaning of the income tax treaty between the United States   and that country) or Forms W-8ECI, or successor applicable form, as the case may be, in   each case certifying that it is entitled to receive all payments under this Agreement and   any Notes without deduction or withholding of any U.S. federal income taxes, and (B)   such other forms, documentation or certifications, as the case may be, certifying that it is   entitled to an exemption from United States backup withholding tax with respect to   payments under this Agreement and any Notes;   (2) deliver to the Borrower and the Administrative Agent two further   accurate and complete original signed forms or certifications provided in   Subsection 4.11(b)(i)(1) on or before the date that any such form or certification   expires or becomes obsolete and after the occurrence of any event requiring a   change in the most recent form or certificate previously delivered by it to the   Borrower;   (3) obtain such extensions of time for filing and completing such   forms or certifications as may reasonably be requested by the Borrower or the   Administrative Agent; and   (4) deliver, to the extent legally entitled to do so, upon reasonable   request by the Borrower, to the Borrower and the Administrative Agent such   other forms as may be reasonably required in order to establish the legal   entitlement of such Agent or such Lender to an exemption from, or reduction of,   withholding with respect to payments under this Agreement and any Notes,   provided that, in determining the reasonableness of a request under this clause (4),   such Lender shall be entitled to consider the cost (to the extent unreimbursed by   any Loan Party) which would be imposed on such Lender of complying with such   request; or   (ii) in the case of any such Lender that is not a “bank” within the meaning of   Section 881(c)(3)(A) of the Code and is claiming the so-called “portfolio interest   exemption”,   (1) represent to the Borrower and the Administrative Agent that it is   not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10   percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B)   of the Code, or (C) a “controlled foreign corporation” described in Section   881(c)(3)(C) of the Code;   (2) on or before the date of any payment by the Borrower under this   Agreement or any Notes to, or for the account of, such Lender, deliver to the   Borrower and the Administrative Agent, (A) two certificates substantially in the   form of Exhibit D hereto (any such certificate a “U.S. Tax Compliance   Certificate”) and (B) two accurate and complete original signed Internal Revenue   Service Forms W-8BEN-E, or successor applicable form, certifying to such   Lender’s legal entitlement at the date of such form to an exemption from U.S.

  121            withholding tax under the provisions of Section 871(h) or Section 881(c) of the   Code with respect to payments to be made under this Agreement and any Notes   and (C) such other forms, documentation or certifications, as the case may be   certifying that it is entitled to an exemption from United States backup   withholding tax with respect to payments under this Agreement and any Notes   (and shall also deliver to the Borrower and the Administrative Agent two further   accurate and complete original signed forms or certificates on or before the date it   expires or becomes obsolete and after the occurrence of any event requiring a   change in the most recently provided form or certificate and, if necessary, obtain   any extensions of time reasonably requested by the Borrower or the   Administrative Agent for filing and completing such forms or certificates); and   (3) deliver, to the extent legally entitled to do so, upon reasonable   request by the Borrower, to the Borrower and the Administrative Agent such   other forms as may be reasonably required in order to establish the legal   entitlement of such Lender to an exemption from, or reduction of, withholding   with respect to payments under this Agreement and any Notes, provided that, in   determining the reasonableness of a request under this clause (3), such Lender   shall be entitled to consider the cost (to the extent unreimbursed by the Borrower)   which would be imposed on such Lender of complying with such request; or   (iii) in the case of any such Agent or Lender that is a non-U.S. intermediary or   flow-through entity for U.S. federal income tax purposes,   (1) on or before the date of any payment by the Borrower under this   Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to   the Borrower and the Administrative Agent two accurate and complete original   signed Internal Revenue Service Forms W-8IMY, or successor applicable form,   and, if any beneficiary or member of such Agent or such Lender is claiming the   so-called “portfolio interest exemption”, (I) represent to the Borrower and the   Administrative Agent that such Agent or such Lender is not (A) a bank within the   meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of   the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a   “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code,   and (II) also deliver to the Borrower and the Administrative Agent two U.S. Tax   Compliance Certificates certifying to such Agent’s or such Lender’s legal   entitlement at the date of such certificate to an exemption from U.S. withholding   tax under the provisions of Section 881(c) of the Code with respect to payments to   be made under this Agreement and any Notes; and   (A) with respect to each beneficiary or member of such Agent   or Lender that is not claiming the so-called “portfolio interest exemption”,   also deliver to the Borrower and the Administrative Agent (I) two accurate   and complete original signed Internal Revenue Service Forms W-8BEN-E   (certifying that such beneficiary or member is a resident of the applicable   country within the meaning of the income tax treaty between the United   States and that country), Forms W-8ECI or Forms W-9, or successor
  122            applicable form, as the case may be, in each case certifying that each such   beneficiary or member is entitled to receive all payments under this   Agreement and any Notes without deduction or withholding of any U.S.   federal income taxes and (II) such other forms, documentation or   certifications, as the case may be, certifying that each such beneficiary or   member is entitled to an exemption from United States backup   withholding tax with respect to all payments under this Agreement and   any Notes; and   (B) with respect to each beneficiary or member of such Lender   that is claiming the so-called “portfolio interest exemption”, (I) represent   to the Borrower and the Administrative Agent that such beneficiary or   member is not (1) a bank within the meaning of Section 881(c)(3)(A) of   the Code, (2) a “10 percent shareholder” of the Borrower within the   meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign   corporation” described in Section 881(c)(3)(C) of the Code, and (II) also   deliver to the Borrower and the Administrative Agent two U.S. Tax   Compliance Certificates from each beneficiary or member and two   accurate and complete original signed Internal Revenue Service Forms W-   8BEN-E, or successor applicable form, certifying to such beneficiary’s or   member’s legal entitlement at the date of such certificate to an exemption   from U.S. withholding tax under the provisions of Section 871(h) or   Section 881(c) of the Code with respect to payments to be made under this   Agreement and any Notes, and (III) also deliver to the Borrower and the   Administrative Agent such other forms, documentation or certifications, as   the case may be, certifying that it is entitled to an exemption from United   States backup withholding tax with respect to payments under this   Agreement and any Notes;   (2) deliver to the Borrower and the Administrative Agent two further   accurate and complete original signed forms, certificates or certifications referred   to above on or before the date any such form, certificate or certification expires or   becomes obsolete, or any beneficiary or member changes, and after the   occurrence of any event requiring a change in the most recently provided form,   certificate or certification and obtain such extensions of time reasonably requested   by the Borrower or the Administrative Agent for filing and completing such   forms, certificates or certifications; and   (3) deliver, to the extent legally entitled to do so, upon reasonable   request by the Borrower, to the Borrower and the Administrative Agent such   other forms as may be reasonably required in order to establish the legal   entitlement of such Agent or Lender (or beneficiary or member) to an exemption   from, or reduction of, withholding with respect to payments under this Agreement   and any Notes, provided that in determining the reasonableness of a request under   this clause (3) such Agent or Lender shall be entitled to consider the cost (to the   extent unreimbursed by the Borrower) which would be imposed on such Agent or   Lender (or beneficiary or member) of complying with such request;

  123            unless, in any such case (other than with respect to United States backup withholding tax), there   has been a Change in Law which renders all such forms inapplicable or which would prevent   such Agent or such Lender (or such beneficiary or member) from duly completing and delivering   any such form with respect to it and such Agent or such Lender so advises the Borrower and the   Administrative Agent.   (c) Each Lender and each Agent, in each case that is a United States Person,   shall, on or before the date of any payment by the Borrower under this Agreement or any Notes   to such Lender or Agent, deliver to the Borrower and the Administrative Agent two accurate and   complete original signed Internal Revenue Service Forms W-9, or successor applicable form,   certifying that such Lender or Agent is a United States Person and that such Lender or Agent is   entitled to complete exemption from United States backup withholding tax.   (d) Notwithstanding the foregoing, if the Administrative Agent is not a United   States Person, on or before the date of any payment by the Borrower under this Agreement or   any Notes to the Administrative Agent, the Administrative Agent shall:   (i) deliver to the Borrower (A) two accurate and complete original signed   Internal Revenue Service Forms W-8ECI, or successor applicable form, with respect to   any amounts payable to the Administrative Agent for its own account, (B) two accurate   and complete original signed Internal Revenue Service Forms W-8IMY, or successor   applicable form, with respect to any amounts payable to the Administrative Agent for the   account of others, certifying that it is a “U.S. branch” and that the payments it receives   for the account of others are not effectively connected with the conduct of its trade or   business in the United States and that it is using such form as evidence of its agreement   with the Borrower to be treated as a U.S. person with respect to such payments (and the   Borrower and the Administrative Agent agree to so treat the Administrative Agent as a   U.S. person with respect to such payments as contemplated by U.S. Treasury Regulation   § 1.1441-1(b)(2)(iv)) and (C) such other forms or certifications as may be sufficient   under applicable law to establish that the Administrative Agent is entitled to receive any   payment by the Borrower under this Agreement or any Notes (whether for its own   account or for the account of others) without deduction or withholding of any U.S.   federal income taxes;   (ii) deliver to the Borrower two further accurate and complete original signed   forms or certifications provided in Subsection 4.11(d)(i) on or before the date that any   such form or certification expires or becomes obsolete and after the occurrence of any   event requiring a change in the most recent form or certificate previously delivered by it   to the Borrower; and   (iii) obtain such extensions of time for filing and completing such forms or   certifications as may reasonably be requested by the Borrower or the Administrative   Agent;   unless in any such case (other than with respect to United States backup withholding tax) there   has been a Change in Law which renders all such forms inapplicable or which would prevent the
  124            Administrative Agent from duly completing and delivering any such form with respect to it and   the Administrative Agent so advises the Borrower.   (e) If a payment made to an Agent or a Lender under any Loan Document would   be subject to U.S. federal withholding tax imposed by FATCA if such Agent or such Lender   were to fail to comply with the applicable reporting requirements of FATCA, such Agent or such   Lender shall deliver to the Administrative Agent and the Borrower, at the time or times   prescribed by law and at such time or times reasonably requested by the Administrative Agent or   the Borrower, such documentation prescribed by applicable law and such additional   documentation reasonably requested by the Administrative Agent or the Borrower as may be   necessary for the Administrative Agent and the Borrower to comply with their respective   obligations (including any applicable reporting requirements) under FATCA, to determine   whether such Agent or such Lender has complied with such Agent’s or such Lender’s obligations   under FATCA or to determine the amount to deduct and withhold from such payment. For the   avoidance of doubt, the Borrower and the Administrative Agent shall be permitted to withhold   any Taxes imposed by FATCA.   4.12 [Reserved].   4.13 Certain Rules Relating to the Payment of Additional Amounts. (a) Upon   the request, and at the expense of the Borrower, each Lender and Agent to which the Borrower is   required to pay any additional amount pursuant to Subsection 4.10 or 4.11, and any Participant in   respect of whose participation such payment is required, shall reasonably afford the Borrower the   opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition   of any Non-Excluded Tax giving rise to such payment; provided that (i) such Lender or Agent   shall not be required to afford the Borrower the opportunity to so contest unless the Borrower   shall have confirmed in writing to such Lender or Agent its obligation to pay such amounts   pursuant to this Agreement and (ii) the Borrower shall reimburse such Lender or Agent for its   reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with   the Borrower in contesting the imposition of such Non-Excluded Tax; provided, however, that   notwithstanding the foregoing no Lender or Agent shall be required to afford the Borrower the   opportunity to contest, or cooperate with the Borrower in contesting, the imposition of any Non-   Excluded Taxes, if such Lender or Agent in its reasonable discretion in good faith determines   that to do so would have an adverse effect on it.   (b) If a Lender changes its applicable lending office (other than (i) pursuant to   clause (c) below or (ii) after an Event of Default under Subsection 9.1(a), (b), (h) or (i) has   occurred and is continuing) and the effect of such change, as of the date of such change, would   be to cause the Borrower to become obligated to pay any additional amount under Subsection   4.10 or 4.11, the Borrower shall not be obligated to pay such additional amount.   (c) If a condition or an event occurs which would, or would upon the passage of   time or giving of notice, result in the payment of any additional amount to any Lender or Agent   by the Borrower pursuant to Subsection 4.10 or 4.11 or result in Affected Loans or commitments   to make Affected Loans being automatically converted to ABR Loans or commitments to make   ABR Loans, as the case may be, pursuant to Subsection 4.9, such Lender or Agent shall   promptly notify the Borrower and the Administrative Agent and such Lender or Agent shall take

  125            such steps as may reasonably be available to it to mitigate the effects of such condition or event   (which shall include efforts to rebook the Loans and Commitments held by such Lender at   another lending office, or through another branch or an affiliate, of such Lender); provided that   such Lender or Agent shall not be required to take any step that, in its reasonable judgment,   would be materially disadvantageous to its business or operations or would require it to incur   additional costs (unless the Borrower agrees to reimburse such Lender or Agent for the   reasonable incremental out-of-pocket costs thereof).   (d) If the Borrower shall become obligated to pay additional amounts pursuant   to Subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary   to avoid the need for payments under Subsection 4.10 or 4.11 or if Affected Loans or   commitments to make Affected Loans are automatically converted to ABR Loans or   commitments to make ABR Loans, as the case may be, under Subsection 4.9 and any affected   Lender shall not have promptly taken steps necessary to avoid the need for such conversion   under Subsection 4.9, the Borrower shall have the right, for so long as such obligation remains,   (i) with the assistance of the Administrative Agent to seek one or more substitute Lenders   reasonably satisfactory to the Administrative Agent and the Borrower to purchase the affected   Loan or Commitment, in whole or in part, at an aggregate price no less than such Loan’s or   Commitment’s principal amount plus accrued interest, and assume the affected obligations under   this Agreement, or (ii) so long as no Event of Default under Subsection 9.1(a), (b), (h) or (i) then   exists or will exist immediately after giving effect to the respective prepayment, upon notice to   the Administrative Agent to prepay the affected Loan, in whole or in part, without premium or   penalty. In the case of the substitution of a Lender, then, the Borrower, the Administrative   Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately   completed Assignment and Acceptance pursuant to Subsection 11.6(b) to effect the assignment   of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees   required to be paid by Subsection 11.6(b) in connection with such assignment shall be paid by   the Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the   amount specified in the notice shall be due and payable on the date specified therein, together   with any accrued interest to such date on the amount prepaid. In the case of each of the   substitution of a Lender and of the prepayment of an affected Loan, the Borrower shall first pay   the affected Lender any additional amounts owing under Subsections 4.10 and 4.11 (as well as   any commitment fees and other amounts then due and owing to such Lender, including any   amounts under this Subsection 4.13) prior to such substitution or prepayment. In the case of the   substitution of a Lender pursuant to this Subsection 4.13(d), if the Lender being replaced does   not execute and deliver to the Administrative Agent a duly completed Assignment and   Acceptance and/or any other documentation necessary to reflect such replacement by the later of   (a) the date on which the assignee Lender executes and delivers such Assignment and   Acceptance and/or such other documentation and (b) the date as of which all obligations of the   Borrower owing to such replaced Lender relating to the Loans and participations so assigned   shall be paid in full by the assignee Lender and/or the Borrower to such Lender being replaced,   then the Lender being replaced shall be deemed to have executed and delivered such Assignment   and Acceptance and/or such other documentation as of such date and the Borrower shall be   entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such   other documentation on behalf of such Lender.
  126            (e) If any Agent or any Lender receives a refund directly attributable to Taxes   for which the Borrower has made additional payments pursuant to Subsection 4.10(a) or 4.11(a),   such Agent or such Lender, as the case may be, shall promptly pay such refund (together with   any interest with respect thereto received from the relevant taxing authority, but net of any   reasonable cost incurred in connection therewith) to the Borrower; provided, however, that the   Borrower agrees promptly to return such refund (together with any interest with respect thereto   due to the relevant taxing authority) to such Agent or the applicable Lender, as the case may be,   upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.   (f) The obligations of any Agent, Lender or Participant under this   Subsection 4.13 shall survive the termination of this Agreement and the payment of the Term   Loans and all amounts payable hereunder.   SECTION 5      Representations and Warranties   To induce the Administrative Agent and each Lender to make the Extensions of   Credit requested to be made by it on the Closing Date, the Borrower with respect to itself and its   Restricted Subsidiaries, hereby represents and warrants, on the Closing Date, after giving effect   to the Transactions (solely to the extent required to be true and correct for such Extension of   Credit pursuant to Subsection 6.1), to the Administrative Agent and each Lender that:   5.1 Financial Condition. (a) (i) The audited consolidated balance sheets and   related statements of income or operations, stockholders’ equity and cash flows of Cornerstone   Building Brands for the fiscal years ended December 31, 2020 and December 31, 2021 and (ii)   the unaudited consolidated balance sheets and related statements of income or operations and   cash flows of Cornerstone Building Brands for the fiscal quarter ended April 2, 2022, present   fairly, in all material respects, the financial condition as at such dates, and the statements of   operations or income, stockholders’ equity and cash flows for the periods then ended, of   Cornerstone Building Brands. All such financial statements, including the related schedules and   notes thereto, have been prepared in accordance with GAAP consistently applied throughout the   periods covered thereby (except as approved by a Responsible Officer, and disclosed in any such   schedules and notes).   (b) As of the Closing Date, except as set forth in the financial statements   referred to in Subsection 5.1(a), there are no liabilities of any Loan Party of any kind, whether   accrued, contingent, absolute, determined, determinable or otherwise, which would reasonably   be expected to result in a Material Adverse Effect.   (c) The unaudited pro forma consolidated balance sheet and related unaudited   pro forma consolidated statement of operations of the Borrower and its Subsidiaries as of and for   the 12-month period ending April 2, 2022, adjusted to give effect (as if such events had occurred   on such date for purposes of the balance sheet and at the beginning of such period, for purposes   of the statement of operations), to the consummation of the Transactions, and the Extension of   Credit hereunder on the Closing Date, were prepared from the historical financial statements of

  127            Cornerstone Building Brands and were prepared in good faith, based on assumptions that were   believed by management to be reasonable at the time of preparation thereof.   (d) The Projections have been prepared by management of the Borrower in good   faith based upon assumptions believed by management to be reasonable at the time of   preparation thereof (it being understood that such Projections, and the assumptions on which   they were based, may or may not prove to be correct).   5.2 No Change; Solvent. Since the Closing Date, there has been no   development or event relating to or affecting any Loan Party which has had or would be   reasonably expected to have a Material Adverse Effect (after giving effect to (i) the   consummation of the Transactions, (ii) the making of the Extension of Credit to be made on the   Closing Date and the application of the proceeds thereof as contemplated hereby, and (iii) the   payment of actual or estimated fees, expenses, financing costs and tax payments related to the   Transactions contemplated hereby). As of the Closing Date, after giving effect to the   consummation of the Transactions to be consummated on the Closing Date (including, if   applicable, the Camelot CD&R Share Purchase), the Borrower, together with its Subsidiaries on   a consolidated basis, is Solvent.   5.3 Corporate Existence; Compliance with Law. Each of the Loan Parties (a)   is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in   good standing under the laws of the jurisdiction of its incorporation or formation, except (other   than with respect to the Borrower), to the extent that the failure to be organized, existing and (to   the extent applicable) in good standing would not reasonably be expected to have a Material   Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it   operates as lessee and to conduct the business in which it is currently engaged, except to the   extent that the failure to have such legal right would not be reasonably expected to have a   Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability   company and (to the extent applicable in the relevant jurisdiction) in good standing under the   laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its   business requires such qualification, other than in such jurisdictions where the failure to be so   qualified and (to the extent applicable) in good standing would not be reasonably expected to   have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to   the extent that the failure to comply therewith would not, in the aggregate, be reasonably   expected to have a Material Adverse Effect.   5.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan   Party has the corporate or other organizational power and authority, and the legal right, to make,   deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower,   to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary   corporate or other organizational action to authorize the execution, delivery and performance of   the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the   Extensions of Credit to it, if any, on the terms and conditions of this Agreement and any Notes.   No consent or authorization of, filing with, notice to or other similar act by or in respect of, any   Governmental Authority or any other Person is required to be obtained or made by or on behalf   of any Loan Party in connection with the execution, delivery, performance, validity or   enforceability of the Loan Documents to which it is a party or, in the case of the Borrower, with
  128            the Extension of Credit to it, if any, hereunder, except for (a) consents, authorizations, notices   and filings described in Schedule 5.4, all of which have been obtained or made on or prior to the   Closing Date, (b) filings to perfect the Liens created by the Security Documents and (c) consents,   authorizations, notices and filings which the failure to obtain or make would not reasonably be   expected to have a Material Adverse Effect. This Agreement has been duly executed and   delivered by the Borrower, and each other Loan Document to which any Loan Party is a party   will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a   legal, valid and binding obligation of the Borrower and each other Loan Document to which any   Loan Party is a party when executed and delivered will constitute a legal, valid and binding   obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms,   in each case except as enforceability may be limited by applicable domestic or foreign   bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of   creditors’ rights generally and by general equitable principles (whether enforcement is sought by   proceedings in equity or at law).   5.5 No Legal Bar. The execution, delivery and performance of the Loan   Documents by any of the Loan Parties, the Extensions of Credit hereunder and the use of the   proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of such   Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect,   (b) will not result in, or require the creation or imposition of any Lien (other than Liens securing   the Term Loan Facility Obligations or otherwise permitted hereby) on any of its properties or   revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not   violate any provision of the Organizational Documents of such Loan Party or any of the   Restricted Subsidiaries, except (other than with respect to the Borrower) as would not reasonably   be expected to have a Material Adverse Effect.   5.6 No Material Litigation. No litigation, investigation or proceeding by or   before any arbitrator or Governmental Authority is pending or, to the knowledge of the   Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against   any of their respective properties or revenues, (a) except as described on Schedule 5.6, which is   so pending or threatened at any time on or prior to the Closing Date and relates to any of the   Loan Documents or any of the transactions contemplated hereby or thereby or (b) which would   be reasonably expected to have a Material Adverse Effect.   5.7 No Default. Neither the Borrower nor any of its Restricted Subsidiaries is   in default under or with respect to any of its Contractual Obligations in any respect which would   be reasonably expected to have a Material Adverse Effect. Since the Closing Date, no Default or   Event of Default has occurred and is continuing.   5.8 Ownership of Property; Liens. Each of the Borrower and its Restricted   Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its material real   property located in the United States of America, and good title to, or a valid leasehold interest   in, all its other material property located in the United States of America, except those for which   the failure to have such good title or such leasehold interest would not be reasonably expected to   have a Material Adverse Effect, and none of such real or other property is subject to any Lien,   except for Liens permitted hereby (including Permitted Liens). Schedule 5.8 sets forth all   Mortgaged Fee Properties as of the Closing Date.

  129            5.9 Intellectual Property. The Borrower and each of its Restricted   Subsidiaries owns beneficially, or has the legal right to use, all United States and foreign patents,   patent applications, trademarks, trademark applications, trade names, copyrights, and rights in   know-how and trade secrets necessary for each of them to conduct its business as currently   conducted (the “Intellectual Property”) except for those for which the failure to own or have such   legal right to use would not be reasonably expected to have a Material Adverse Effect. Except as   provided on Schedule 5.9, to the knowledge of the Borrower, (1) no claim has been asserted and   is pending by any Person against the Borrower or any of its Restricted Subsidiaries challenging   or questioning the use of any such Intellectual Property or the validity or effectiveness of any   such Intellectual Property and (2) the use of such Intellectual Property by the Borrower and its   Restricted Subsidiaries does not infringe on the rights of any Person, except (in each case under   the preceding clauses (1) and (2)) for such claims and infringements which in the aggregate,   would not be reasonably expected to have a Material Adverse Effect.   5.10 Taxes. To the knowledge of the Borrower, (1) the Borrower and each of   its Restricted Subsidiaries has filed or caused to be filed all material tax returns which are   required to be filed by it and has paid (a) all Taxes shown to be due and payable on such returns   and (b) all Taxes shown to be due and payable on any assessments of which it has received   notice made against it or any of its property (including the Mortgaged Fee Properties) and all   other Taxes imposed on it or any of its property by any Governmental Authority; and (2) no tax   Liens have been filed (except for Liens for Taxes not yet due and payable), and no claim is being   asserted in writing, with respect to any such Taxes (in each case under the preceding clauses (1)   and (2) other than in respect of any such (i) Taxes with respect to which the failure to pay, in the   aggregate, would not have a Material Adverse Effect or (ii) Taxes the amount or validity of   which are currently being contested in good faith by appropriate proceedings diligently   conducted and with respect to which reserves in conformity with GAAP have been provided on   the books of the Borrower or its Restricted Subsidiaries, as the case may be).   5.11 Federal Regulations. No part of the proceeds of any Extensions of Credit   will be used for any purpose which violates the provisions of the Regulations of the Board,   including Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender   or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each   Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3   or FR Form U-1, referred to in said Regulation U.   5.12 ERISA. (a) During the five year period prior to each date as of which this   representation is made, or deemed made, with respect to any Plan, none of the following events   or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result   in a Material Adverse Effect: (i) a Reportable Event, (ii) a failure to satisfy the minimum   funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), (iii)   any noncompliance with the applicable provisions of ERISA or the Code, (iv) a termination of a   Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA),   (v) a Lien on the property of the Borrower or its Restricted Subsidiaries in favor of the PBGC or   a Plan, (vi) a complete or partial withdrawal from any Multiemployer Plan by the Borrower or   any Commonly Controlled Entity, (vii) the Insolvency of any Multiemployer Plan or (viii) any   transactions that resulted or could reasonably be expected to result in any liability to the
  130            Borrower or any Commonly Controlled Entity under Section 4069 of ERISA or Section 4212(c)   of ERISA.   (b) With respect to any Foreign Plan, none of the following events or conditions   exists and is continuing that, either individually or in the aggregate, would reasonably be   expected to have a Material Adverse Effect: (i) substantial non-compliance with its terms and   with the requirements of any and all applicable laws, statutes, rules, regulations and orders, (ii)   failure to be maintained, where required, in good standing with applicable regulatory authorities,   (iii) any obligation of the Borrower or its Restricted Subsidiaries in connection with the   termination or partial termination of, or withdrawal from, any Foreign Plan, (iv) any Lien on the   property of the Borrower or its Restricted Subsidiaries in favor of a Governmental Authority as a   result of any action or inaction regarding a Foreign Plan, (v) for each Foreign Plan which is a   funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required   by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with   the valuations last filed with the applicable Governmental Authorities, if applicable), (vi) any   facts that, to the best knowledge of the Borrower or any of its Restricted Subsidiaries, exist that   would reasonably be expected to give rise to a dispute and any pending or threatened disputes   that, to the best knowledge of the Borrower or any of its Restricted Subsidiaries, would   reasonably be expected to result in a material liability to the Borrower or any of its Restricted   Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the   payment of benefits) and (vii) failure to make all contributions in a timely manner to the extent   required by applicable non-U.S. law.   5.13 Collateral. Upon execution and delivery thereof by the parties thereto, the   Guarantee and Collateral Agreement and the Mortgages (if any) will be effective to create (to the   extent described therein) in favor of the Collateral Agent for the benefit of the Secured Parties, a   valid and enforceable security interest in or liens on the Collateral described therein, except as to   enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency,   fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting   creditors’ rights generally, general equitable principles (whether considered in a proceeding in   equity or at law) and an implied covenant of good faith and fair dealing. When (a) all Filings (as   defined in the Guarantee and Collateral Agreement) have been completed, (b) all applicable   Instruments, Chattel Paper and Documents (each as described in the Guarantee and Collateral   Agreement) constituting Collateral a security interest in which is perfected by possession have   been delivered to, and/or are in the continued possession of, the Collateral Agent, the applicable   Collateral Representative or any Additional Agent, as applicable (or their respective agents   appointed for purposes of perfection), in accordance with the applicable Base Intercreditor   Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, (c) all   Deposit Accounts and Pledged Stock (each as defined in the Guarantee and Collateral   Agreement) a security interest in which is required by the Security Documents to be perfected by   “control” (as described in the Uniform Commercial Code as in effect in each applicable   jurisdiction (in the case of Deposit Accounts) and the State of New York (in the case of Pledged   Stock) from time to time) are under the “control” of the Collateral Agent, the Administrative   Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their   respective agents appointed for purposes of perfection), in accordance with the applicable Base   Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor Agreement   and (d) the Mortgages (if any) have been duly recorded in the proper recorders’ offices or

  131            appropriate public records and the mortgage recording fees and taxes in respect thereof, if any,   are paid and the formal requirements of state or local law applicable to the recording of real   property mortgages generally have been complied with, the security interests and liens granted   pursuant to the Guarantee and Collateral Agreement and the Mortgages (if any) shall constitute   (to the extent described therein and with respect to the Mortgages (if any), only as relates to the   real property security interests and liens granted pursuant thereto) a perfected security interest in   (to the extent intended to be created thereby and required to be perfected under the Loan   Documents), all right, title and interest of each pledgor or mortgagor (as applicable) party thereto   in the Collateral described therein (excluding Commercial Tort Claims, as defined in the   Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on   Schedule 6 thereto (if any)) with respect to such pledgor or mortgagor (as applicable).   Notwithstanding any other provision of this Agreement, capitalized terms that are used in this   Subsection 5.13 and not defined in this Agreement are so used as defined in the applicable   Security Document.   5.14 Investment Company Act; Other Regulations. The Borrower is not   required to be registered as an “investment company”, or a company “controlled” by an entity   required to be registered as an “investment company”, within the meaning of the Investment   Company Act. The Borrower is not subject to regulation under any federal or state statute or   regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness as   contemplated hereby.   5.15 Subsidiaries. Schedule 5.15 sets forth all the Subsidiaries of the Borrower   at the Closing Date (after giving effect to the Transactions), the jurisdiction of their organization   and the direct or indirect ownership interest of the Borrower therein.   5.16 Purpose of Loans. The proceeds of Term Loans shall be used by the   Borrower (i) in the case of the Initial Term Loans made on the Closing Date, to effect, in part,   the Transactions, and to pay certain fees, premiums and expenses relating thereto and (ii) in the   case of all other Term Loans, to finance the working capital, capital expenditures, business   requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this   Agreement.   5.17 Environmental Matters. Except as disclosed on Schedule 5.17 or as would   not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:   (a) The Borrower and its Restricted Subsidiaries: (i) are, and within the   period of all applicable statutes of limitation have been, in compliance with all applicable   Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force   and effect) required for any of their current operations or for any property owned, leased,   or otherwise operated by any of them; and (iii) are, and within the period of all applicable   statutes of limitation have been, in compliance with all of their Environmental Permits.   (b) Materials of Environmental Concern have not been transported, disposed   of, emitted, discharged, or otherwise released, to, at or from any real property presently   or, to the knowledge of the Borrower or any of its Restricted Subsidiaries, formerly   owned, leased or operated by the Borrower or any of its Restricted Subsidiaries or at any
  132            other location, which would reasonably be expected to (i) give rise to liability or other   Environmental Costs of the Borrower or any of its Restricted Subsidiaries under any   applicable Environmental Law, or (ii) interfere with the planned or continued operations   of the Borrower and its Restricted Subsidiaries or (iii) impair the fair saleable value of   any Mortgaged Fee Properties.   (c) There is no judicial, administrative, or arbitral proceeding (including any   notice of violation or alleged violation) under any Environmental Law to which the   Borrower or any of its Restricted Subsidiaries is, or to the knowledge of the Borrower   or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is   pending or, to the knowledge of the Borrower or any of its Restricted Subsidiaries,   threatened.   (d) Neither the Borrower nor any of its Restricted Subsidiaries has received   any written request for information, or been notified that it is a potentially responsible   party, under the federal Comprehensive Environmental Response, Compensation, and   Liability Act or any similar Environmental Law, or received any other written request for   information from any Governmental Authority with respect to any Materials of   Environmental Concern.   (e) Neither the Borrower nor any of its Restricted Subsidiaries has entered   into or agreed to any consent decree, order, or settlement or other agreement, nor is   subject to any judgment, decree, or order or other agreement, in any judicial,   administrative, arbitral, or other forum, relating to compliance with or liability under any   Environmental Law.   5.18 No Material Misstatements. The written information (including the   Lender Presentation), reports, financial statements, exhibits and schedules furnished by or on   behalf of the Borrower to the Administrative Agent, the Other Representatives and the Lenders   on or prior to the Closing Date in connection with the negotiation of any Loan Document or   included therein or delivered pursuant thereto, taken as a whole, did not contain as of the Closing   Date any material misstatement of fact and did not omit to state as of the Closing Date any   material fact necessary to make the statements therein, in the light of the circumstances under   which they were made, not materially misleading in their presentation of the Borrower and its   Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or warranty   is made concerning the forecasts, estimates, pro forma information, projections and statements as   to anticipated future performance or conditions, and the assumptions on which they were based   or concerning any information of a general economic nature or general information about the   Borrower’s and its Subsidiaries’ industry, contained in any such information, reports, financial   statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma   information, projections and statements, as of the date such forecasts, estimates, pro forma   information, projections and statements were generated, (i) such forecasts, estimates, pro forma   information, projections and statements were based on the good faith assumptions of the   management of the Borrower and (ii) such assumptions were believed by such management to be   reasonable and (b) such forecasts, estimates, pro forma information, projections and statements,   and the assumptions on which they were based, may or may not prove to be correct.

  133            5.19 Labor Matters. There are no strikes pending or, to the knowledge of the   Borrower, reasonably expected to be commenced against the Borrower or any of its Restricted   Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a   Material Adverse Effect. The hours worked and payments made to employees of the Borrower   and each of its Restricted Subsidiaries have not been in violation of any applicable laws, rules or   regulations, except where such violations would not reasonably be expected to have a Material   Adverse Effect.   5.20 Insurance. Schedule 5.20 sets forth a complete and correct listing, as of   the date that is two Business Days prior to the Closing Date, of all insurance that is (a)   maintained by the Loan Parties (other than Holdings) and (b) material to the business and   operations of the Borrower and its Restricted Subsidiaries taken as a whole, with the amounts   insured (and any deductibles) set forth therein.   5.21 Anti-Terrorism. To the extent applicable, except as would not reasonably   be expected to have a Material Adverse Effect, Holdings, the Borrower and each Restricted   Subsidiary is in compliance with (a) the PATRIOT Act, (b) the Trading with the Enemy Act, as   amended and (c) any U.S. sanctions administered by the Office of Foreign Assets Control of the   U.S. Treasury Department (“OFAC”), U.S. Department of State, United Nations Security   Council, European Union or Her Majesty’s Treasury (collectively, “Sanctions”) and any other   enabling legislation or executive order relating thereto. Neither any Loan Party nor, except as   would not reasonably be expected to have a Material Adverse Effect, (i) any Restricted   Subsidiary that is not a Loan Party or (ii) to the knowledge of the Borrower, any director, officer   or employee of Holdings, the Borrower or any Restricted Subsidiary, is the target of any   Sanctions. None of Holdings, the Borrower or any Restricted Subsidiary will knowingly use the   proceeds of the Loans for the purpose of funding or financing any activities or business of or   with any Person, or in any country or territory, that at the time of such funding or financing is   restricted under Sanctions.   Notwithstanding the foregoing, it is understood and agreed that the failure of any   representation or warranty (other than the representations and warranties referenced in   Subsection 6.1(o)(ii) and the representation contained in the Officer’s Certificate delivered   pursuant to Subsection 6.1(f) with respect to the satisfaction of the condition set forth in   Subsection 6.1(o)(i)) to be true and correct on the Closing Date will not constitute an Event of   Default hereunder or under any other Loan Document, including for the purposes of exercising   any remedy under Subsection 9.2 of this Agreement or for the purpose of determining any right   to exercise enforcement rights under any Loan Document.   SECTION 6      Conditions Precedent   6.1 Conditions to Initial Extension of Credit. This Agreement, including the   agreement of each Lender to make the initial Extension of Credit requested to be made by it,   shall become effective on the date on which the following conditions precedent shall have been   satisfied or waived:
  134            (a) Loan Documents. The Administrative Agent shall have received (or, in   the case of certain Loan Parties, shall receive substantially concurrently with the   satisfaction of the other conditions precedent set forth in this Subsection 6.1) the   following Loan Documents, executed and delivered as required below:   (i) this Agreement, executed and delivered by the Borrower;   (ii) the Base Intercreditor Joinder and the Base Intercreditor Additional   Indebtedness Designation; and   (iii) the Guarantee and Collateral Agreement, executed and delivered   by each Loan Party required to be a signatory thereto;   provided that, clause (iii) above notwithstanding, but without limiting the requirements   set forth in Subsections 6.1(g), (h) and (i), to the extent that a valid security interest in the   Collateral covered by the Guarantee and Collateral Agreement (to the extent and with   priority contemplated thereby and in the Base Intercreditor Agreement) is not provided   on the Closing Date and to the extent Holdings and the Borrower and its Subsidiaries   have used commercially reasonable efforts to provide such Collateral, the provisions of   clause (iii) above shall be deemed to have been satisfied and the Loan Parties shall be   required to provide such Collateral in accordance with the provisions set forth in   Subsection 7.13 if, and only if, each Loan Party shall have executed and delivered the   Guarantee and Collateral Agreement to the Collateral Agent and the Collateral Agent   shall have a perfected security interest in all Collateral of the type for which perfection   may be accomplished by filing a UCC financing statement and the Collateral Agent, the   Senior Cash Flow Agent or the applicable Collateral Representative shall have possession   of all certificated Capital Stock of the Borrower and of its Wholly Owned Domestic   Subsidiaries (to the extent constituting Collateral), together with undated stock powers   executed in blank (provided that certificated Capital Stock of the Cornerstone Building   Brands and its Subsidiaries will only be required to be delivered on the Closing Date to   the extent received from Cornerstone Building Brands, so long as the Borrower has used   commercially reasonable and safe efforts to obtain them on the Closing Date).   (b) Camelot Acquisition Agreement. The Camelot Merger shall have been or,   substantially concurrently with the initial funding pursuant to the Debt Financing, shall   be, consummated in all material respects in accordance with the terms of the Camelot   Merger Agreement, without giving effect to any modifications, amendments, express   waivers or express consents thereunder by Holdings that are materially adverse to the   Lenders (in their capacities as such) without the consent of the Lead Arrangers holding at   least a majority of the commitments under the Initial Term Loan Facility (such consent   not to be unreasonably withheld, conditioned or delayed and provided that the Lead   Arrangers shall be deemed to have consented to such modification, amendment, waiver   or consent unless they shall object thereto within two Business Days after receipt of   written notice of such modification, amendment, waiver or consent), it being understood   and agreed that (i) any change in the purchase price shall not be deemed to be materially   adverse to the Lenders but (x) any resulting reduction in cash uses shall be allocated (a)   first, to a reduction of the Equity Contribution to an aggregate amount not less than

  135            $195,000,000, and (b) second, (I) 80.0% to a reduction (at Merger Sub’s option) in the   aggregate principal amount of the Senior Secured Notes (which reduction in the Senior   Secured Notes shall not result in an aggregate principal amount of the Senior Secured   Notes of less than $200.0 million, unless the Senior Secured Notes are reduced to $0)   and/or the aggregate principal amount of the Initial Term Loan Facility, and then   followed by a reduction of the outstanding Term Loans (as defined in the Senior Cash   Flow Agreement) and (II) 20% to a reduction in the Equity Contribution and (y) any   increase in purchase price (excluding, for the avoidance of doubt, any purchase price   adjustments in accordance with the terms of the Camelot Merger Agreement, with respect   to which there shall be no limitation on source of funding) shall be funded (at Merger   Sub’s option) with (1) cash on hand, (2) the proceeds of an equity contribution, (3) the   proceeds of borrowings under the Revolving Commitments (as defined in the Senior   Cash Flow Agreement) and/or the Commitments (as defined in the ABL Credit   Agreement) and/or (4) the proceeds of borrowings under the Commitment Increase (as   defined in the Camelot ABL Amendment) and (ii) any modification, amendment, express   waiver or express consent to the definition of “Material Adverse Effect” in the Camelot   Merger Agreement shall be deemed to be materially adverse to the Lenders (in their   capacities as such); provided that the Lead Arrangers shall be deemed to have consented   to such modification, amendment, express waiver or express consent unless they shall   object thereto within two Business Days after receipt of written notice of such   modification, amendment, express waiver or express consent.   (c) Equity Contribution. The Equity Contribution shall have been, or   substantially concurrently with the initial funding pursuant to the Debt Financing shall   be, consummated.   (d) Financial Information. The Committed Lenders shall have received (a)   audited consolidated balance sheets and related statements of income or operations,   stockholders’ equity and cash flows of Cornerstone Building Brands for the fiscal years   ended December 31, 2020 and December 31, 2021 and (ii) unaudited consolidated   balance sheets and related statements of income or operations and cash flows of   Cornerstone Building Brands for the fiscal quarter ended April 2, 2022.   (e) Legal Opinions. The Administrative Agent shall have received the   following executed legal opinions, each in form and substance reasonably satisfactory to   the Administrative Agent:   (i) executed legal opinion of Debevoise & Plimpton LLP, counsel to   the Borrower and the other Loan Parties;   (ii) executed legal opinions of Morris, Nichols, Arsht & Tunnell LLP,   special Delaware counsel to certain of the Loan Parties;   (iii) executed legal opinion of Marshall & Melhorn, LLC, special Ohio   counsel to certain of the Loan Parties; and
  136            (iv) executed legal opinion of Holland & Hart LLP, special Nevada   counsel to certain of the Loan Parties.   (f) Officer’s Certificate. The Administrative Agent shall have received a   certificate from the Borrower, dated the Closing Date, substantially in the form of   Exhibit G hereto.   (g) Perfected Liens. The Collateral Agent shall have obtained a valid security   interest in the Collateral covered by the Guarantee and Collateral Agreement (to the   extent and with the priority contemplated therein and in the Base Intercreditor   Agreement); and all documents, instruments, filings and recordations reasonably   necessary in connection with the perfection and, in the case of the filings with the United   States Patent and Trademark Office and the United States Copyright Office, protection of   such security interests shall have been executed and delivered or made, or shall be   delivered or made substantially concurrently with the initial funding pursuant to the Debt   Financing under the Loan Documents pursuant to arrangements reasonably satisfactory to   the Administrative Agent or, in the case of UCC filings, written authorization to make   such UCC filings shall have been delivered to the Collateral Agent, and none of such   Collateral shall be subject to any other pledges, security interests or mortgages except for   Permitted Liens or pledges, security interests or mortgages to be released on the Closing   Date; provided that with respect to any such Collateral the security interest in which may   not be perfected by filing of a UCC financing statement or by possession of certificated   Capital Stock of the Borrower or its Wholly Owned Domestic Subsidiaries (to the extent   constituting Collateral) (provided that certificated Capital Stock of Cornerstone Building   Brands and its Subsidiaries will only be required to be delivered on the Closing Date to   the extent received from Cornerstone Building Brands, so long as the Borrower has used   commercially reasonable and safe efforts to obtain them on the Closing Date), if   perfection of the Collateral Agent’s security interest in such Collateral may not be   accomplished on or before the Closing Date after the applicable Loan Party’s   commercially reasonable efforts to do so, then delivery of documents and instruments for   perfection of such security interest shall not constitute a condition precedent to the initial   borrowing hereunder if the applicable Loan Party agrees to deliver or cause to be   delivered such documents and instruments, and take or cause to be taken such other   actions as may be reasonably necessary to perfect such security interests in accordance   with (i) Subsection 7.9 of the Senior Cash Flow Agreement or (ii) in the case of any   Collateral which is delivered and perfected under the Senior Cash Flow Facility as of the   Closing Date, pursuant to arrangements to be mutually agreed by the applicable Loan   Party and the Administrative Agent acting reasonably, but in no event later than the 180th   day after the Closing Date (unless otherwise agreed by the Administrative Agent in its   sole discretion).   (h) Pledged Stock; Stock Powers. The Collateral Agent, the Senior Cash Flow   Agent or the applicable Collateral Representative shall have received the certificates, if   any, representing the Pledged Stock under (and as defined in) the Guarantee and   Collateral Agreement, together with an undated stock power for each such certificate   executed in blank by a duly authorized officer of the pledgor thereof; provided that such   Pledged Stock and related stock powers of Cornerstone Building Brands and its

  137            Subsidiaries will only be required to be delivered on the Closing Date to the extent   received from Cornerstone Building Brands, so long as the Borrower has used   commercially reasonable and safe efforts to obtain them on the Closing Date; provided,   further, that with respect to any such Pledged Stock other than Capital Stock of the   Borrower and its Wholly Owned Domestic Subsidiaries (to the extent constituting   Collateral), if delivery of such Pledged Stock and related stock powers to the Collateral   Agent, the Senior Cash Flow Agent or the applicable Collateral Representative may not   be accomplished on or before the Closing Date after the applicable Loan Party’s   commercially reasonable efforts to do so, then delivery of such Pledged Stock and related   stock powers shall not constitute a condition precedent to the initial borrowings   hereunder if the applicable Loan Party agrees to deliver or cause to be delivered such   Pledged Stock and related stock powers in accordance (i) Subsection 7.9 of the Senior   Cash Flow Agreement or (ii) in the case of any Collateral which is delivered and   perfected under the Senior Cash Flow Facility as of the Closing Date, with Subsection   7.13 and otherwise pursuant to arrangements to be mutually agreed by the applicable   Loan Party and the Administrative Agent acting reasonably, but in no event later than the   180th day after the Closing Date (unless otherwise agreed by the Administrative Agent in   its sole discretion).   (i) Lien Searches. The Collateral Agent shall have received customary lien   searches in the United States reasonably requested by it at least 30 calendar days prior to   the Closing Date; provided that if delivery of such lien searches to the Collateral Agent   may not be accomplished on or before the Closing Date after the Borrower’s   commercially reasonable efforts to do so, then delivery of such lien searches shall not   constitute a condition precedent to the initial borrowings hereunder if the Borrower   agrees to deliver or cause to be delivered such lien searches in accordance with   Subsection 7.13 and otherwise pursuant to arrangements to be mutually agreed by the   Borrower and the Administrative Agent acting reasonably, but in no event later than the   180th day after the Closing Date (unless otherwise agreed by the Administrative Agent in   its sole discretion).   (j) Fees. The Committed Lenders, the Lead Arrangers, the Agents and the   Lenders, respectively, shall have received all fees related to the Transactions payable to   them to the extent due (which may be offset against the proceeds of the Initial Term Loan   Facility).   (k) Secretary’s Certificate. The Administrative Agent shall have received a   certificate from the Borrower and, substantially concurrently with the satisfaction of the   other conditions precedent set forth in this Subsection 6.1, each other Loan Party, dated   the Closing Date, substantially in the form of Exhibit F hereto, with appropriate   insertions and attachments of resolutions or other actions, evidence of incumbency and   the signature of authorized signatories and Organizational Documents, executed by a   Responsible Officer and the Secretary or any Assistant Secretary or other authorized   representative of such Loan Party.   (l) [Reserved].
  138            (m) Solvency. The Administrative Agent shall have received a certificate of   the chief financial officer or treasurer (or other comparable officer) of Cornerstone   Building Brands certifying the Solvency, after giving effect to the Transactions on the   Closing Date (including, if applicable, the Camelot CD&R Share Purchase), of the   Borrower and its Subsidiaries on a consolidated basis in substantially the form of Exhibit   H hereto.   (n) Patriot Act. The Administrative Agent and the Committed Lenders shall   have received at least three Business Days prior to the Closing Date all documentation   and other information about the Loan Parties mutually agreed to be required by   applicable regulatory authorities under applicable “know your customer” and anti-money   laundering rules and regulations, including the Patriot Act and the CDD Rule, that has   been reasonably requested in writing at least ten Business Days prior to the Closing Date.   (o) Camelot Acquisition Agreement Conditions; Specified Representations.   (i) The condition in Section 7.2(a) of the Camelot Merger Agreement (but only with   respect to the representations that are material to the interests of the Lenders (in their   capacities as such), and only to the extent that Merger Sub (or any of its Affiliates party   to the Camelot Merger Agreement) has the right to terminate its (and their) obligations   under the Camelot Merger Agreement pursuant to Section 8.1(e) of the Camelot Merger   Agreement (or otherwise decline to consummate the Camelot Merger pursuant to Section   7.2(a) of the Camelot Merger Agreement), in each case, without liability to any of   Merger Sub, the Sponsor or any of their respective Affiliates as a result of a breach of   such representations in the Camelot Merger Agreement shall have been satisfied and (ii)   the Specified Representations shall, except to the extent they relate to a particular date, be   true and correct in all material respects on and as of such date as if made on and as of   such date.   (p) Borrowing Notice. With respect to the initial Extensions of Credit, the   Administrative Agent shall have received a notice of such Borrowing as required by   Subsection 2.3.   (q) [Reserved].   (r) Senior Secured Notes; Senior PIK Note. (i) The proceeds from the Senior   Secured Notes shall have been received by the Borrower substantially concurrently with   the initial borrowing hereunder and (ii) the proceeds from the senior PIK note shall have   been received by Parent Topco substantially concurrently with the initial borrowing   hereunder.   The making of the initial Extensions of Credit by the Lenders hereunder shall   conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each   Lender that each of the conditions precedent set forth in this Subsection 6.1 shall have been   satisfied in accordance with its respective terms or shall have been irrevocably waived by such   Person.

  139            SECTION 7      Affirmative Covenants   The Borrower hereby agrees that, from and after the Closing Date, and thereafter   until payment in full of the Loans and all other Term Loan Facility Obligations then due and   owing to any Lender or any Agent hereunder, the Borrower shall:   7.1 Financial Statements. Furnish to the Administrative Agent for delivery to   each Lender (and the Administrative Agent agrees to make and so deliver such copies):   (a) as soon as available, but in any event not later than the fifth Business Day   after the 120th day (or, for any fiscal year of the Borrower during which either (i) the   Borrower or any Subsidiary has consummated a material (as determined by the Borrower   in good faith, which determination shall be conclusive) acquisition or other Investment or   (ii) a material (as determined by the Borrower in good faith, which determination shall be   conclusive) accounting change has occurred, the 150th day) following the end of each   fiscal year of the Borrower (or such longer period as may be permitted by the SEC if the   Borrower (or, any Parent Entity or IPO Vehicle whose financial statements satisfy the   Borrower’s reporting obligations under this Subsection 7.1) were then subject to SEC   reporting requirements as a non-accelerated filer), beginning with the fiscal year ending   December 31, 2022, a copy of the consolidated financial statements of the Borrower for   such year prepared in accordance with GAAP, together with a report thereon by the   Borrower’s independent auditors, and a “Management’s Discussion and Analysis of   Financial Condition and Results of Operations” with respect to such financial statements   (in a form substantially similar to the “Management’s Discussion and Analysis of   Financial Condition and Results of Operations” with respect to the consolidated financial   statements of Cornerstone Building Brands included in the offering memorandum for the   Senior Secured Notes) (it being agreed that the furnishing of (x) the Borrower’s or any   Parent Entity’s or IPO Vehicle’s annual report on Form 10-K for such year, as filed with   the SEC, the U.K. Financial Conduct Authority or another equivalent non-U.S. regulator,   or (y) the financial statements of any Parent Entity or IPO Vehicle, will, in each case,   satisfy the Borrower’s obligation under this Subsection 7.1(a) with respect to such year);   (b) as soon as available, but in any event not later than the fifth Business Day   after the 60th day (or, for any quarterly period (and the two immediately subsequent   quarterly periods) during which either (i) the Borrower or any Subsidiary has   consummated a material (as determined by the Borrower in good faith, which   determination shall be conclusive) acquisition or other Investment or (ii) a material (as   determined by the Borrower in good faith, which determination shall be conclusive)   accounting change has occurred, the 90th day) following the end of each of the first three   Fiscal Quarters of the Borrower in each fiscal year of the Borrower (or such longer period   as may be permitted by the SEC if the Borrower (or, any Parent Entity or IPO Vehicle   whose financial statements satisfy the Borrower’s reporting obligations under this   Subsection 7.1) were then subject to SEC reporting requirements as a non-accelerated   filer), beginning with the Fiscal Quarter ending July 2, 2022, a copy of the consolidated   financial statements of the Borrower for such quarter prepared in accordance with GAAP,
  140            together with a “Management’s Discussion and Analysis of Financial Condition and   Results of Operations” with respect to such financial statements (in a form substantially   consistent with the “Management’s Discussion and Analysis of Financial Condition and   Results of Operations” with respect to the consolidated financial statements of   Cornerstone Building Brands included in the offering memorandum for the Senior   Secured Notes) (it being agreed that the furnishing of (x) the Borrower’s or any Parent   Entity’s or IPO Vehicle’s quarterly report on Form 10-Q for such quarter or the transition   report on Form 10-QT for such period, as filed with the SEC, or (y) the financial   statements of any Parent Entity or IPO Vehicle, will, in each case, satisfy the Borrower’s   obligation under this Subsection 7.1(b) with respect to such quarter); and   (c) information substantially similar to the information that would be required   to be included in a Current Report on Form 8-K (as in effect on the Closing Date) filed   with the SEC by the Borrower (if the Borrower were required to prepare and file such   form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of   Acquisition or Disposition of Assets) or 5.01 (Changes in Control of Registrant) of such   form (and in any event excluding, for the avoidance of doubt, the financial statements,   pro forma financial information and exhibits, if any, that would be required by Item 9.01   (Financial Statements and Exhibits) of such form), within 15 days after the date of filing   that would have been required for a Current Report on Form 8-K.   Notwithstanding anything in clause (a) or (b) of this Subsection 7.1 to the   contrary, in no event shall any annual or quarterly financial statements delivered pursuant to   clause (a) or (b) of this Subsection 7.1 be required to (x) include any separate consolidating   financial information with respect to the Borrower, any Guarantor or any other Affiliate of the   Borrower, or any segment reporting, reporting with respect to non-consolidated subsidiaries,   separate financial statements or information for the Borrower, any Guarantor or any other   Affiliate of the Borrower, (y) comply with Section 302, Section 404 and Section 906 of the   Sarbanes-Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K   under the Securities Act or (z) comply with Rule 3-05, Rule 3-09, Rule 3-10 and Rule 3-16 of   Regulation S-X under the Securities Act.   Documents required to be delivered pursuant to this Subsection 7.1 may at the   Borrower’s option be delivered electronically and, if so delivered, shall be deemed to have been   delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto   on the Borrower’s (or any Parent Entity’s or IPO Vehicle’s) website on the Internet at the   website address listed on Schedule 7.1 (or such other website address as the Borrower may   specify by written notice to the Administrative Agent from time to time); or (ii) on which such   documents are posted on the Borrower’s (or any Parent Entity’s or IPO Vehicle’s) behalf on an   Internet or intranet website to which each Lender and the Administrative Agent have access   (whether a commercial, third-party website (including any website maintained by the SEC) or   whether sponsored by the Administrative Agent). Following the electronic delivery of any such   documents by posting such documents to a website in accordance with the preceding sentence   (other than the posting by the Borrower of any such documents on any website maintained for or   sponsored by the Administrative Agent), the Borrower shall promptly provide the Administrative   Agent notice of such delivery (which notice may be by facsimile or electronic mail) and the

  141            electronic location at which such documents may be accessed; provided that, in the absence of   bad faith, the failure to provide such prompt notice shall not constitute a Default hereunder.   7.2 Statement as to Default. Furnish to the Administrative Agent, within five   Business Days following delivery of the financial statements referred to in Subsection 7.1(a), a   certificate signed by a Responsible Officer to the effect that to the best knowledge of such   Responsible Officer (on behalf of the Borrower) the Borrower is or is not in Default in the   performance and observance of any of the terms, provisions and conditions of this Agreement   applicable to the Borrower (without regard to any period of grace or requirement of notice   provided hereunder) and, if the Borrower shall be in Default, specifying all such Defaults and the   nature and status thereof of which such Responsible Officer may have knowledge.   7.3 [Reserved].   7.4 [Reserved].   7.5 [Reserved].   7.6 [Reserved].   7.7 [Reserved].   7.8 [Reserved].   7.9 Future Subsidiary Guarantors; After-Acquired Property.   (a) The Borrower will cause each Wholly Owned Domestic Subsidiary that   guarantees payment by the Borrower or any Subsidiary Guarantor of any Indebtedness of the   Borrower or any such Subsidiary Guarantor under any of the Senior Credit Facilities (including   by reason of being a borrower under the Senior ABL Facility on a joint and several basis with the   Borrower or a Subsidiary Guarantor) to execute and deliver to the Administrative Agent within   30 days such amendment or supplement to the Guarantee and Collateral Agreement or other   instrument as the Administrative Agent shall reasonably deem necessary or advisable, pursuant   to which such Wholly Owned Domestic Subsidiary will guarantee payment of the Term Loan   Facility Obligations, whereupon such Wholly Owned Domestic Subsidiary will become a   Subsidiary Guarantor for all purposes under this Agreement and the other Loan Documents. In   addition, the Borrower may, at its option, elect to cause any Subsidiary that is not a Subsidiary   Guarantor to guarantee payment of the Term Loans and become a Subsidiary Guarantor.   (b) Within 90 days of any Wholly Owned Domestic Subsidiary so becoming a   Subsidiary Guarantor, the Borrower will also cause such Subsidiary Guarantor to execute and   deliver such documents and instruments as shall be reasonably necessary to cause its property   and assets of a type that would constitute Collateral to be made subject to a perfected Lien   (subject to Liens permitted by this Agreement, including Permitted Liens) in favor of the   Collateral Agent, as and to the extent provided in this Agreement and the other Loan Documents;   provided that if any other Cash Flow Collateral Obligations are outstanding at such time, the   execution and delivery of such documents and instruments will only be required, and such   property and assets will only become part of the Collateral securing the Term Loan Facility
  142            Obligations, if and to the extent that such property and assets become part of the Collateral   securing such Cash Flow Collateral Obligations substantially concurrently therewith. In   addition, the Borrower may (in its sole discretion) cause any Domestic Subsidiary that is not   required to become a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and   delivering a Subsidiary Guaranty.   (c) At its own expense, execute, acknowledge and deliver, or cause the   execution, acknowledgement and delivery of, and thereafter register, file or record in an   appropriate governmental office, any document or instrument reasonably deemed by the   Collateral Agent to be necessary or desirable for the creation, perfection and priority and the   continuation of the validity, perfection and priority of the foregoing Liens or any other Liens   created pursuant to the Security Documents (to the extent the Collateral Agent determines, in its   reasonable discretion, that such action is required to ensure the perfection or the enforceability as   against third parties of its security interest in such Collateral) in each case in accordance with,   and to the extent required by, the Guarantee and Collateral Agreement.   (d) Notwithstanding anything to the contrary in this Agreement, (A) the   foregoing requirements shall be subject to the terms of the Base Intercreditor Agreement, any   Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement and, in the event of   any conflict with such terms, the terms of the Base Intercreditor Agreement, any Junior Lien   Intercreditor Agreement or any Other Intercreditor Agreement, as applicable, shall control, (B)   no security interest or lien is or will be granted pursuant to any Loan Document or otherwise in   any right, title or interest of any of Holdings, the Borrower or any of its Subsidiaries in, and   “Collateral” shall not include, any Excluded Asset, (C) no Loan Party or any Affiliate thereof   shall be required to take any action in any non-U.S. jurisdiction or required by the laws of any   non-U.S. jurisdiction in order to create any security interests in assets located or titled outside of   the U.S. or to perfect any security interests (it being understood that there shall be no security   agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (D) to   the extent not automatically perfected by filings under the Uniform Commercial Code of each   applicable jurisdiction, no Loan Party shall be required to take any actions in order to perfect any   security interests granted with respect to any assets specifically requiring perfection through   control (including cash, cash equivalents, deposit accounts, securities accounts, but excluding   Capital Stock required to be delivered pursuant to the Guarantee and Collateral Agreement or   Subsection 7.9(b) above), and (E) nothing in this Subsection 7.9 shall require that Holdings, the   Borrower or any Subsidiary grant a Lien with respect to any property or assets in which such   Person acquires ownership rights to the extent that the Borrower and the Administrative Agent   reasonably determine that the costs or other consequences to Topco or any of its Subsidiaries of   the granting of such a Lien is excessive in view of the benefits that would be obtained by the   Secured Parties.   (e) Notwithstanding any provision of this Subsection 7.9 or Subsection 7.13 to   the contrary, (x) prior to the Discharge of Cash Flow Collateral Obligations, (i) the requirements   of this Subsection 7.9 and Subsection 7.13 to deliver any Cash Flow Priority Collateral to the   Agent shall be deemed satisfied by the delivery of such Cash Flow Priority Collateral to the   Senior Cash Flow Agent or the applicable Collateral Representative, (ii) the Borrower shall, and   shall cause each Restricted Subsidiary to, comply with the requirements of this Subsection 7.9   and Subsection 7.13 with respect to the Obligations thereunder as they relate to any Cash Flow

  143            Priority Collateral only to the same extent that the Borrower and such Restricted Subsidiaries are   required to comply with provisions analogous to this Subsection 7.9 or Subsection 7.13 under the   Senior Cash Flow Agreement or the documentation governing any other Cash Flow Collateral   Obligation and (iii) the Senior Cash Flow Agent or the applicable Collateral Representative shall   have sole discretion (in consultation with the Borrower, if applicable) with respect to any   determination concerning Cash Flow Priority Collateral as to which the Agent would have   authority to exercise under this Subsection 7.9 or Subsection 7.13 and (y) prior to the Discharge   of ABL Collateral Obligations, (i) the requirements of this Subsection 7.9 and of Subsection 7.13   to deliver any ABL Priority Collateral to the Agent shall be deemed satisfied by the delivery of   such ABL Priority Collateral to the Senior ABL Agent or the ABL Collateral Representative (as   defined in the Base Intercreditor Agreement or the equivalent term in any Other Intercreditor   Agreement), (ii) the Borrower shall, and shall cause each Restricted Subsidiary to, comply with   the requirements of this Subsection 7.9 and Subsection 7.13 with respect to the Obligations   hereunder as they relate to any ABL Priority Collateral only to the same extent that the Borrower   and such Restricted Subsidiaries are required to comply with provisions analogous to this   Subsection 7.9 or Subsection 7.13 under the Senior ABL Agreement or the documentation   governing any other ABL Collateral Obligation and (iii) the Senior ABL Agent or the ABL   Collateral Representative (as defined in the Base Intercreditor Agreement or the equivalent term   in any Other Intercreditor Agreement) shall have sole discretion (in consultation with the   Borrower, if applicable) with respect to any determination concerning ABL Priority Collateral as   to which the Agent would have authority to exercise under this Subsection 7.9 or   Subsection 7.13.   7.10 [Reserved].   7.11 [Reserved].   7.12 [Reserved].   7.13 Post-Closing Security Perfection. The Borrower agrees to deliver or cause   to be delivered such documents and instruments, and take or cause to be taken such other actions   as may be reasonably necessary to provide the perfected security interests described in the   provisos to Subsection 6.1(a) and Subsection 6.1(g) that are not so provided on the Closing Date,   and in any event to provide such perfected security interests and to satisfy such other conditions   within the applicable time periods set forth on Schedule 7.13, as such time periods may be   extended by the Administrative Agent, in its sole discretion. The Borrower agrees to deliver or   cause to be delivered such lien searches described in the proviso to Subsection 6.1(i) that are not   so provided on the Closing Date within the applicable time periods set forth on Schedule 7.13, as   such time periods may be extended by the Administrative Agent, in its sole discretion.   Notwithstanding any other provision of this Subsection 7.13 or Subsection 7.9, of Schedule 7.13   or of any Security Document, (x) the Borrower shall not be obligated to take, or cause to be   taken, any action that is dependent on an action that the Administrative Agent or the Collateral   Agent, as the case may be, has failed to take, for so long as the Administrative Agent or the   Collateral Agent has failed to take such action and (y) the Borrower shall only be obligated to   execute and deliver, or cause to be executed and delivered, to the Collateral Agent any relevant   Mortgage and shall not be responsible for recording such Mortgage in the event that the   Collateral Agent shall fail to do so after such Mortgage and any other related deliverables
  144            required to be delivered to the Collateral Agent in connection with such filing pursuant to the   terms of this Agreement have been executed and delivered.   SECTION 8      Negative Covenants   The Borrower hereby agrees that, from and after the Closing Date, and thereafter,   until payment in full of the Loans and all other Term Loan Facility Obligations then due and   owing to any Lender or any Agent hereunder:   8.1 Limitation on Indebtedness. (a) The Borrower will not, and will not   permit any Restricted Subsidiary to, Incur any Indebtedness; provided, however, that the   Borrower or any Restricted Subsidiary may Incur Indebtedness if on the date of the Incurrence of   such Indebtedness, after giving effect to the Incurrence thereof (or, at the Borrower’s option, on   the date of the initial borrowing of such Indebtedness or entry into the definitive agreement   providing the commitment to fund such Indebtedness after giving pro forma effect to the   Incurrence of the entire committed amount of such Indebtedness (such committed amount, a   “Coverage Ratio Tested Committed Amount”), in which case such Coverage Ratio Tested   Committed Amount may thereafter be borrowed and reborrowed in whole or in part, from time   to time, without further compliance with this proviso), either (x) the Consolidated Coverage   Ratio would be equal to or greater than 2.00:1.00 or (y) the Consolidated Coverage Ratio would   equal or be greater than the Consolidated Coverage Ratio immediately prior to giving effect   thereto.   (b) Notwithstanding the foregoing Subsection 8.1(a), the Borrower and its   Restricted Subsidiaries may Incur the following Indebtedness:   (i) (I) Indebtedness Incurred pursuant to any Credit Facility (including but not   limited to in respect of letters of credit or bankers’ acceptances issued or created   thereunder) and Indebtedness Incurred other than pursuant to any Credit Facility   (including pursuant to the Senior Secured Notes Indenture and this Agreement), and   (without limiting the foregoing), in each case, any Refinancing Indebtedness in respect   thereof, (I) in a maximum principal amount at any time outstanding not exceeding in the   aggregate an amount equal to the sum of (A) $3,725,000,000, plus (B) the amount equal   to the greater of (x) $684,000,000 and (y) 75.00% of Four Quarter Consolidated   EBITDA, plus (C) the amount equal to the greater of (x) the sum of (1) $945,000,000   plus (2) the greater of (a) $760,000,000 and (b) Four Quarter Consolidated EBITDA and   (y) an amount equal to (but not less than zero) (1) the Borrowing Base less (2) the   aggregate principal amount of Indebtedness Incurred by Special Purpose Entities that are   Restricted Subsidiaries and then outstanding pursuant to Subsection 8.1(b)(ix), plus   (D) in the event of any refinancing of any such Indebtedness (including with Specified   Refinancing Indebtedness), the aggregate amount of fees, underwriting discounts,   premiums and other costs and expenses (including accrued and unpaid interest) Incurred   or payable in connection with such refinancing, (II) in an unlimited amount, if on the date   of the Incurrence of such Indebtedness (other than any Refinancing Indebtedness with   respect to Indebtedness Incurred (or Debt Secured Leverage Ratio Tested Committed

  145            Amount established) pursuant to this subclause (II)), after giving effect to such   Incurrence (or, at the Borrower’s option, on the date of the initial borrowing of such   Indebtedness or entry into the definitive agreement providing the commitment to fund   such Indebtedness after giving pro forma effect to the Incurrence of the entire committed   amount of such Indebtedness (such committed amount, a “Debt Secured Leverage Ratio   Tested Committed Amount”), in which case such Debt Secured Leverage Ratio Tested   Committed Amount may thereafter be borrowed and reborrowed, in whole or in part,   from time to time, without further compliance with this clause) either (x) (i) prior to the   second anniversary of the Closing Date, the Consolidated Secured Leverage Ratio shall   not exceed (1) in the case of Indebtedness being Incurred to finance or refinance, or   otherwise Incurred in connection with, any acquisition of assets (including Capital   Stock), business or Person, or any merger or consolidation of any Person with or into the   Borrower or any Restricted Subsidiary, or any other Investment, 4.50:1.00, or (2) in any   other case, 4.00:1.00 or (ii) on or after the second anniversary of the Closing Date, the   Consolidated Secured Leverage Ratio shall not exceed 4.50:1.00 or (y) the Consolidated   Secured Leverage Ratio of the Borrower would equal or be less than the Consolidated   Secured Leverage Ratio of the Borrower immediately prior to giving effect thereto, and   (III) in the case of any Indebtedness Incurred (or Debt Secured Leverage Ratio Tested   Committed Amount established) pursuant to the foregoing subclause (II), any   Refinancing Indebtedness with respect to any such Indebtedness (or Debt Secured   Leverage Ratio Tested Committed Amount);   (ii) Indebtedness (A) of any Restricted Subsidiary to the Borrower, or (B) of   the Borrower or any Restricted Subsidiary to any Restricted Subsidiary; provided that in   the case of this Subsection 8.1(b)(ii), any subsequent issuance or transfer of any Capital   Stock of such Restricted Subsidiary to which such Indebtedness is owed, or other event,   that results in such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any   other subsequent transfer of such Indebtedness (except to the Borrower or a Restricted   Subsidiary) will be deemed, in each case, an Incurrence of such Indebtedness by the   issuer thereof not permitted by this Subsection 8.1(b)(ii);   (iii) Indebtedness represented by (A) the Existing 2029 Notes, (B) any   Indebtedness (other than the Indebtedness pursuant to this Agreement and the other Loan   Documents, under the Senior Credit Facilities and the Senior Secured Notes or the   Existing 2029 Notes Indenture described in Subsection 8.1(b)(i) or Subsection   8.1(b)(iii)(A)) outstanding (or Incurred pursuant to any commitment outstanding) on the   Closing Date and (C) any Refinancing Indebtedness Incurred in respect of any   Indebtedness (or unutilized commitments) described in this Subsection 8.1(b)(iii),   Subsection 8.1(a) or Subsection 8.1(b)(xvii);   (iv) Purchase Money Obligations, Financing Lease Obligations, and in each   case any Refinancing Indebtedness with respect thereto;   (v) Indebtedness (A) supported by a letter of credit issued pursuant to any   Credit Facility in a principal amount not exceeding the face amount of such letter of   credit or (B) consisting of accommodation guarantees for the benefit of trade creditors of   the Borrower or any of its Restricted Subsidiaries;
  146            (vi) (A) Guarantees by the Borrower or any Restricted Subsidiary of   Indebtedness or any other obligation or liability of the Borrower or any Restricted   Subsidiary (other than any Indebtedness Incurred by the Borrower or such Restricted   Subsidiary, as the case may be, in violation of this Subsection 8.1), or (B) without   limiting Subsection 8.6, Indebtedness of the Borrower or any Restricted Subsidiary   arising by reason of any Lien granted by or applicable to such Person securing   Indebtedness of the Borrower or any Restricted Subsidiary (other than any Indebtedness   Incurred by the Borrower or such Restricted Subsidiary, as the case may be, in violation   of this Subsection 8.1);   (vii) Indebtedness of the Borrower or any Restricted Subsidiary (A) arising   from the honoring of a check, draft or similar instrument of such Person drawn against   insufficient funds in the ordinary course of business, or (B) consisting of guarantees,   indemnities, obligations in respect of earn-outs or other purchase price adjustments, or   similar obligations, Incurred in connection with the acquisition or disposition of any   business, assets or Person;   (viii) Indebtedness of the Borrower or any Restricted Subsidiary in respect of   (A) letters of credit, bankers’ acceptances or other similar instruments or obligations   issued, or relating to liabilities or obligations incurred, in the ordinary course of business   (including those issued to governmental entities in connection with self-insurance under   applicable workers’ compensation statutes), (B) performance and completion guarantees,   surety, judgment, appeal, bid, performance or payment bonds, or other similar bonds,   instruments or obligations, provided, or relating to liabilities or obligations incurred, in   the ordinary course of business, (C) Hedging Obligations, (D) Management Guarantees   or Management Indebtedness, (E) the financing of insurance premiums in the ordinary   course of business, (F) take-or-pay obligations under supply arrangements incurred in the   ordinary course of business, (G) netting, overdraft protection and other arrangements   arising under standard business terms of any bank at which the Borrower or any   Restricted Subsidiary maintains an overdraft, cash pooling or other similar facility or   arrangement, (H) Junior Capital or (I) Bank Products Obligations;   (ix) Indebtedness (A) of a Special Purpose Subsidiary secured by a Lien on all   or part of the assets disposed of in, or otherwise Incurred in connection with, a Financing   Disposition or (B) otherwise Incurred in connection with a Special Purpose Financing;   provided that (1) such Indebtedness is not recourse to the Borrower or any Restricted   Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special   Purpose Financing Undertakings); (2) in the event such Indebtedness shall become   recourse to the Borrower or any Restricted Subsidiary that is not a Special Purpose   Subsidiary (other than with respect to Special Purpose Financing Undertakings), such   Indebtedness will be deemed to be, and must be classified by the Borrower as, Incurred at   such time (or at the time initially Incurred) under one or more of the other provisions of   this Subsection 8.1 for so long as such Indebtedness shall be so recourse; and (3) in the   event that at any time thereafter such Indebtedness shall comply with the provisions of   the preceding subclause (1), the Borrower may classify such Indebtedness in whole or in   part as Incurred under this Subsection 8.1(b)(ix);

  147            (x) Contribution Indebtedness and any Refinancing Indebtedness with respect   thereto;   (xi) Indebtedness of (A) the Borrower or any Restricted Subsidiary Incurred to   finance or refinance, or otherwise Incurred in connection with, any acquisition of assets   (including Capital Stock), business or Person, or any merger or consolidation of any   Person with or into the Borrower or any Restricted Subsidiary; or (B) any Person that is   acquired by or merged or consolidated with or into the Borrower or any Restricted   Subsidiary (including Indebtedness thereof Incurred in connection with any such   acquisition, merger or consolidation); provided that on the date of such acquisition,   merger or consolidation, after giving effect thereto, either (1) the Borrower could Incur at   least $1.00 of additional Indebtedness pursuant to Subsection 8.1(b)(xvii), (2) the   Consolidated Total Leverage Ratio of the Borrower would equal or be less than the   Consolidated Total Leverage Ratio of the Borrower immediately prior to giving effect   thereto, (3) the Borrower could Incur at least $1.00 of additional Indebtedness pursuant to   Subsection 8.1(a) or (4) the Consolidated Coverage Ratio of the Borrower would equal or   be greater than the Consolidated Coverage Ratio of the Borrower immediately prior to   giving effect thereto; provided, further, that if, at the Borrower’s option, on the date of   the initial borrowing of such Indebtedness or entry into the definitive agreement   providing the commitment to fund such Indebtedness, pro forma effect is given to the   Incurrence of the entire committed amount of such Indebtedness (any such committed   amount pursuant to (x) clause (1) or (2) of this proviso, an “Acquisition Leverage Ratio   Tested Committed Amount” and (y) pursuant to clause (3) or (4) of this proviso, an   “Acquisition Coverage Ratio Tested Committed Amount”), then such Acquisition   Leverage Ratio Tested Committed Amount or Acquisition Coverage Ratio Tested   Committed Amount may thereafter be borrowed and reborrowed, in whole or in part,   from time to time, without further compliance with this Subsection 8.1(b)(xi); and any   Refinancing Indebtedness with respect to any such Indebtedness (or Acquisition   Leverage Ratio Tested Committed Amount or Acquisition Coverage Ratio Tested   Committed Amount);   (xii) Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate   principal amount at any time outstanding not exceeding an amount equal to the greater of   $585,000,000 and 66.00% of Four Quarter Consolidated EBITDA;   (xiii) Indebtedness of (A) the Borrower or any Restricted Subsidiary Incurred to   finance or refinance, or otherwise Incurred in connection with, any acquisition of assets   (including Capital Stock), business or Person, or any merger or consolidation of any   Person with or into the Borrower or any Restricted Subsidiary or (B) any Person that is   acquired by or merged or consolidated with or into the Borrower or any Restricted   Subsidiary (including Indebtedness thereof Incurred in connection with any such   acquisition, merger or consolidation), and, in each case, any Refinancing Indebtedness   with respect thereto, in an aggregate principal amount at any time outstanding not   exceeding an amount equal to the greater of $212,500,000 and 24.00% of Four Quarter   Consolidated EBITDA;
  148            (xiv) Indebtedness issuable upon the conversion or exchange of shares of   Disqualified Stock issued in accordance with Subsection 8.1(a), and any Refinancing   Indebtedness with respect thereto;   (xv) Indebtedness of any Foreign Subsidiary in an aggregate principal amount   at any time outstanding not exceeding an amount equal to the greater of $310,000,000   and 35.00% of Four Quarter Consolidated EBITDA;   (xvi) [reserved]; and   (xvii) Indebtedness of the Borrower or any Restricted Subsidiary in an unlimited   amount if, after giving effect to the Incurrence of such amount (or, at the Borrower’s   option, on the date of the initial borrowing of such Indebtedness or entry into the   definitive agreement providing the commitment to fund such Indebtedness after giving   pro forma effect to the Incurrence of the entire committed amount thereof (such   committed amount, a “Total Leverage Ratio Tested Committed Amount”), in which case   such Total Leverage Ratio Tested Committed Amount may thereafter be borrowed and   reborrowed in whole or in part, from time to time, without further compliance with this   clause (xvii)), either (w) the Consolidated Total Leverage Ratio shall not exceed   6.30:1.00, (x) the Consolidated Total Leverage Ratio would equal or be less than the   Consolidated Total Leverage Ratio immediately prior to giving effect thereto, (y) the   Consolidated Coverage Ratio shall not be less than 2.00:1.00 or (z) the Consolidated   Coverage Ratio would equal or be greater than the Consolidated Coverage Ratio   immediately prior to giving effect thereto; and any Refinancing Indebtedness with respect   to any such Indebtedness (or Total Leverage Ratio Tested Committed Amount).   (c) For purposes of determining compliance with, and the outstanding principal   amount of any particular Indebtedness Incurred pursuant to and in compliance with, this   Subsection 8.1, (i) any other obligation of the obligor on such Indebtedness (or of any other   Person who could have Incurred such Indebtedness under this Subsection 8.1) arising under any   Guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation   supporting such Indebtedness shall be disregarded to the extent that such Guarantee, Lien or   letter of credit, bankers’ acceptance or other similar instrument or obligation secures the   principal amount of such Indebtedness; (ii) in the event that Indebtedness Incurred pursuant to   Subsection 8.1(b) meets the criteria of more than one of the types of Indebtedness described in   Subsection 8.1(b), the Borrower, in its sole discretion, shall classify such item of Indebtedness   and may include the amount and type of such Indebtedness in one or more of the clauses or   subclauses of Subsection 8.1(b) (including in part under one such clause or subclause and in part   under another such clause or subclause); provided that (if the Borrower shall so determine) any   Indebtedness Incurred pursuant to (x) Subsection 8.1(b)(xii), (b)(xiii) or (b)(xv) shall cease to be   deemed Incurred or outstanding for purposes of such clause or subclause but shall be deemed   Incurred for the purposes of Subsection 8.1(a) or (b)(xvii), as applicable, from and after the first   date on which the Borrower or any Restricted Subsidiary could have Incurred such Indebtedness   under Subsection 8.1(a) or (b)(xvii), as applicable, without reliance on such clause or subclause   and (y) Subsection 8.1(b)(i)(I)(B) shall cease to be deemed Incurred or outstanding pursuant to   such subclause but shall be deemed Incurred for purposes of Subsection 8.1(b)(i)(II) from and   after the first date on which the Borrower or a Restricted Subsidiary could have Incurred such

  149            Indebtedness under Subsection 8.1(b)(i)(II) without reliance on such subclause; (iii) in the event   that Indebtedness could be Incurred in part under Subsection 8.1(a), the Borrower, in its sole   discretion, may classify a portion of such Indebtedness as having been Incurred under Subsection   8.1(a) and the remainder of such Indebtedness as having been Incurred under Subsection 8.1(b);   (iv) the amount of Indebtedness issued at a price that is less than the principal amount thereof   shall be equal to the amount of the liability in respect thereof determined in accordance with   GAAP; (v) the principal amount of Indebtedness outstanding under any clause or subclause of   this Subsection 8.1, shall be determined after giving effect to the application of proceeds of any   such Indebtedness to refinance any such other Indebtedness; (vi) if any commitments in respect   of revolving or deferred draw Indebtedness are established in reliance on any provision of   Subsection 8.1(b) measured by reference to Four Quarter Consolidated EBITDA (or a percentage   thereof), at the Borrower’s option, on the date of the initial borrowing of such Indebtedness or   entry into the definitive agreement providing for the commitment to fund such Indebtedness,   after giving pro forma effect to the Incurrence of the entire committed amount of such   Indebtedness (such committed amount, a “Grower Tested Committed Amount”) , such Grower   Tested Committed Amount may thereafter be borrowed and reborrowed, in whole or in part,   from time to time, irrespective of whether or not such Incurrence would cause such Four Quarter   Consolidated EBITDA (or a percentage thereof) to be exceeded and such Grower Tested   Committed Amount shall be deemed outstanding pursuant to such basket so long as such   commitments are in effect; (vii) if any Indebtedness is Incurred to refinance Indebtedness (or   unutilized commitments in respect of Indebtedness) initially Incurred (or established) (or, to   refinance Indebtedness Incurred (or commitments established) to refinance Indebtedness initially   Incurred (or commitments initially established)) in reliance on any provision of   Subsection 8.1(b) measured by reference to Four Quarter Consolidated EBITDA (or a percentage   thereof) at the time of Incurrence (or establishment), and such refinancing would cause such   Four Quarter Consolidated EBITDA (or a percentage thereof) to be exceeded if calculated based   on Four Quarter Consolidated EBITDA (or a percentage thereof) on the date of such refinancing,   such Four Quarter Consolidated EBITDA (or a percentage thereof) shall not be deemed to be   exceeded (and such refinancing Indebtedness shall be deemed permitted) so long as the   outstanding or committed principal amount of such refinancing Indebtedness does not exceed an   amount equal to the outstanding or committed principal amount of such Indebtedness being   refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs   and expenses (including accrued and unpaid interest) Incurred or payable in connection with   such refinancing; and (viii) if any Indebtedness is Incurred to refinance Indebtedness (or   unutilized commitments in respect of Indebtedness) initially Incurred (or established) (or, to   refinance Indebtedness Incurred (or commitments established) to refinance Indebtedness initially   Incurred (or commitments initially established)) in reliance on any provision of Subsection   8.1(b) measured by a dollar amount, such dollar amount shall not be deemed to be exceeded (and   such refinancing Indebtedness shall be deemed permitted) to the extent the outstanding or   committed principal amount of such refinancing Indebtedness does not exceed an amount equal   to the outstanding or committed principal amount of such Indebtedness being refinanced, plus   the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses   (including accrued and unpaid interest) Incurred or payable in connection with such refinancing.   Notwithstanding anything herein to the contrary, Indebtedness Incurred by the Borrower on the   Closing Date under this Agreement, the Senior Credit Facilities and the Senior Secured Notes, in
  150            each case, shall be classified as Incurred under Subsection 8.1(b) (other than clause (b)(xvii)),   and not under Subsection 8.1(a), and may not later be reclassified.   (d) For purposes of determining compliance with any provision of Subsection   8.1(b) (or any category of Permitted Liens described in the definition thereof) measured by a   dollar amount or by reference to Four Quarter Consolidated EBITDA (or a percentage thereof),   in each case, for the Incurrence of Indebtedness or Liens securing Indebtedness denominated in a   foreign currency, the dollar equivalent principal amount of such Indebtedness Incurred pursuant   thereto shall be calculated based on the relevant currency exchange rate in effect on, at the   Borrower’s option, the date that such Indebtedness was Incurred, allocated or priced, as   applicable, in the case of term Indebtedness, or first committed, in the case of revolving or   deferred draw Indebtedness; provided that (x) the dollar equivalent principal amount of any such   Indebtedness outstanding on the Closing Date shall be calculated based on the relevant currency   exchange rate in effect on the Closing Date, (y) if such Indebtedness is Incurred to refinance   other Indebtedness denominated in a foreign currency (or in a different currency from such   Indebtedness so being Incurred), and such refinancing would cause the applicable provision of   Subsection 8.1(b) (or category of Permitted Liens) measured by a dollar amount or by reference   to Four Quarter Consolidated EBITDA (or a percentage thereof) to be exceeded if calculated at   the relevant currency exchange rate in effect on the date of such refinancing, such provision of   Subsection 8.1(b) (or category of Permitted Liens) measured by a dollar amount or by reference   to Four Quarter Consolidated EBITDA (or a percentage thereof) shall be deemed not to have   been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed   (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness   being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and   other costs and expenses (including accrued and unpaid interest) Incurred or payable in   connection with such refinancing and (z) the dollar equivalent principal amount of Indebtedness   denominated in a foreign currency and Incurred pursuant to a Credit Facility shall be calculated   based on the relevant currency exchange rate in effect on, at the Borrower’s option, (A) the   Closing Date, (B) any date on which any of the respective commitments under such Credit   Facility shall be reallocated between or among facilities or subfacilities thereunder, or on which   such rate is otherwise calculated for any purpose thereunder, (C) the date of such Incurrence or   (D) the date on which such Indebtedness is allocated or priced, as applicable. The principal   amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different   currency from the Indebtedness being refinanced, shall be calculated based on the currency   exchange rate applicable to the currencies in which such respective Indebtedness is denominated   that is in effect on the date of such refinancing.   8.2 Limitation on Restricted Payments. (a) The Borrower shall not, and shall   not permit any Restricted Subsidiary, directly or indirectly, to (i) declare or pay any dividend or   make any distribution on or in respect of its Capital Stock (including any such payment in   connection with any merger or consolidation to which the Borrower is a party) except (x)   dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and   (y) dividends or distributions payable to the Borrower or any Restricted Subsidiary (and, in the   case of any such Restricted Subsidiary making such dividend or distribution, to other holders of   its Capital Stock on no more than a pro rata basis, measured by value), (ii) purchase, redeem,   retire or otherwise acquire for value any Capital Stock of the Borrower held by Persons other   than the Borrower or a Restricted Subsidiary (other than any acquisition of Capital Stock deemed

  151            to occur upon the exercise of options if such Capital Stock represents a portion of the exercise   price thereof), (iii) voluntarily purchase, repurchase, redeem, defease or otherwise voluntarily   acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled   sinking fund payment, any Subordinated Obligations (other than a purchase, repurchase,   redemption, defeasance or other acquisition or retirement for value in anticipation of satisfying a   sinking fund obligation, principal installment or final maturity, in each case due within one year   of the date of such purchase, repurchase, redemption, defeasance or other acquisition or   retirement) or (iv) make any Investment (other than a Permitted Investment) in any Person (any   such dividend, distribution, purchase, repurchase, redemption, defeasance, other acquisition or   retirement or Investment being herein referred to as a “Restricted Payment”), if at the time the   Borrower or such Restricted Subsidiary makes such Restricted Payment after giving effect   thereto:   (1) [reserved];   (2) [reserved]; or   (3) the aggregate amount of such Restricted Payment and all other Restricted   Payments (the amount so expended, if other than in cash, to be as determined in good   faith by the Board of Directors, whose determination shall be conclusive and evidenced   by a resolution of the Board of Directors) declared or made subsequent to the Closing   Date and then outstanding would exceed, without duplication, the sum of:   (A) (x) an amount equal to the amount available as of the   Closing Date for making Restricted Payments pursuant to Section   409(a)(3) of the Existing 2029 Notes Indenture plus (y) 50.0% of the   Consolidated Net Income accrued during the period (treated as one   accounting period) beginning on the first day of the Fiscal Quarter of the   Borrower in which the Closing Date occurs to the end of the most recent   Fiscal Quarter of the Borrower ending prior to the date of such Restricted   Payment for which consolidated financial statements of the Borrower are   available (or, in case such Consolidated Net Income shall be a negative   number, 100.0% of such negative number);   (B) the aggregate Net Cash Proceeds and the fair value (as   determined in good faith by the Borrower, which determination shall be   conclusive) of property or assets received (x) by the Borrower as capital   contributions to the Borrower after the Closing Date or from the issuance   or sale (other than to a Restricted Subsidiary) of its Capital Stock (other   than Disqualified Stock) after the Closing Date (other than Excluded   Contributions and Contribution Amounts) or (y) by the Borrower or any   Restricted Subsidiary from the Incurrence by the Borrower or any   Restricted Subsidiary after the Closing Date of Indebtedness that shall   have been converted into or exchanged for Capital Stock of the Borrower   (other than Disqualified Stock) or Capital Stock of any Parent Entity or   IPO Vehicle, plus the amount of any cash and the fair value (as   determined in good faith by the Borrower, which determination shall be
  152            conclusive) of any property or assets, received by the Borrower or any   Restricted Subsidiary upon such conversion or exchange;   (C) (i) the aggregate amount of cash and the fair value (as   determined in good faith by the Borrower, which determination shall be   conclusive) of any property or assets received from dividends,   distributions, interest payments, return of capital, repayments of   Investments or other transfers of assets to the Borrower or any Restricted   Subsidiary from any Unrestricted Subsidiary, including dividends or other   distributions related to dividends or other distributions made pursuant to   Subsection 8.2(b)(x), plus (ii) the aggregate amount resulting from the   redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary   (valued in each case as provided in the definition of “Investment”); and   (D) in the case of any disposition or repayment of any   Investment constituting a Restricted Payment (without duplication of any   amount deducted in calculating the amount of Investments at any time   outstanding included in the amount of Restricted Payments), the aggregate   amount of cash and the fair value (as determined in good faith by the   Borrower, which determination shall be conclusive) of any property or   assets received by the Borrower or a Restricted Subsidiary with respect to   all such dispositions and repayments.   (b) The provisions of Subsection 8.2(a) do not prohibit any of the following   (each, a “Permitted Payment”):   (i) (x) any purchase, repurchase, redemption, defeasance or other acquisition   or retirement of Capital Stock of the Borrower (“Treasury Capital Stock”) or any   Subordinated Obligations made by exchange (including any such exchange pursuant to   the exercise of a conversion right or privilege in connection with which cash is paid in   lieu of the issuance of fractional shares) for, or out of the proceeds of the issuance or sale   of, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital   Stock issued or sold to a Subsidiary) (“Refunding Capital Stock”) or a capital   contribution to the Borrower, in each case other than Excluded Contributions and   Contribution Amounts; provided that the Net Cash Proceeds from such issuance, sale or   capital contribution shall be excluded in subsequent calculations under Subsection   8.2(a)(3)(B); and (y) if immediately prior to such acquisition or retirement of such   Treasury Capital Stock, dividends thereon were permitted pursuant to Subsection   8.2(b)(xi), dividends on such Refunding Capital Stock in an aggregate amount per annum   not exceeding the aggregate amount per annum of dividends so permitted on such   Treasury Capital Stock;   (ii) any purchase, repurchase, redemption, defeasance or other acquisition or   retirement of Subordinated Obligations (u) made by exchange for, or out of the proceeds   of the Incurrence of, Indebtedness of the Borrower or any of its Restricted Subsidiaries or   Refinancing Indebtedness Incurred in compliance with Subsection 8.1, (v) from Net   Available Cash or an equivalent amount to the extent permitted by Subsection 8.4, (w)

  153            from declined amounts as contemplated by Subsection 4.4(h), (x) following the   occurrence of a Change of Control (or other similar event described therein as a “change   of control”), but only if the Borrower shall have complied with Subsection 8.8 and, if   required, purchased all Term Loans tendered pursuant to the offer to repurchase all the   Term Loans required thereby, prior to purchasing or repaying such Subordinated   Obligations, (y) constituting Acquired Indebtedness or (z) in an aggregate amount   outstanding at any time not exceeding an amount equal to the greater of $177,500,000   and 20.00% of Four Quarter Consolidated EBITDA;   (iii) any dividend paid or redemption made within 60 days after the date of   declaration thereof or of the giving of notice thereof, as applicable, if at such date of   declaration or the giving of such notice, such dividend or redemption would have   complied with this Subsection 8.2;   (iv) Investments or other Restricted Payments in an aggregate amount   outstanding at any time not to exceed the sum (without duplication) of (x) the amount of   Excluded Contributions plus (y) an amount equal to the product of (A) the Net Available   Cash from an Asset Disposition in respect of property or assets acquired after the Closing   Date, if the acquisition of such property or assets was financed with Excluded   Contributions, multiplied by (B) a fraction the numerator of which is the aggregate   amount of Excluded Contributions used to finance the acquisition of such property or   assets and the denominator of which is the aggregate cash consideration for the   acquisition of such property or assets;   (v) (I) an amount equal to the amount available as of the Closing Date for   making Restricted Payments pursuant to Section 409(b)(v) of the Existing 2029 Notes   Indenture plus (II) loans, advances, dividends or distributions by the Borrower to any   Parent Entity or IPO Vehicle (whether made directly or indirectly and with “Parent   Entity” including, for this purpose, “back to back” transactions involving any   “management feeder” employed by a Parent Entity for compensatory and/or tax   purposes) to permit any Parent Entity or IPO Vehicle to repurchase or otherwise acquire   its Capital Stock or other debt or equity securities (including any options, warrants or   other rights in respect thereof), or payments by the Borrower or its Subsidiaries to   repurchase or otherwise acquire Capital Stock or other debt or equity securities of any   Parent Entity or IPO Vehicle, the Borrower or any Subsidiary (including any options,   warrants or other rights in respect thereof), in each case from or to current or former   Management Investors (including any repurchase or acquisition by reason of the   Borrower or any of its Subsidiaries or any Parent Entity or IPO Vehicle retaining any   Capital Stock or other debt or equity securities, option, warrant or other right in respect of   tax withholding obligations, and any related payment in respect of any such obligation),   such payments, loans, advances, dividends or distributions not to exceed an amount (net   of repayments of any such loans or advances) equal to (x) (1) the greater of $62,500,000   and 7.00% of Four Quarter Consolidated EBITDA, plus (2) the greater of $62,500,000   and 7.00% of Four Quarter Consolidated EBITDA multiplied by the number of calendar   years that have commenced since the Closing Date, plus (y) the Net Cash Proceeds   received by the Borrower (or by any Parent Entity or IPO Vehicle and contributed to the   Borrower) on or since the Closing Date from, or as a capital contribution from, the
  154            issuance or sale to Management Investors of Capital Stock or other debt or equity   securities (including any options, warrants or other rights in respect thereof), to the extent   such Net Cash Proceeds are not included in any calculation under Subsection   8.2(a)(3)(B)(x), plus (z) the cash proceeds of key man life insurance policies received by   the Borrower or any Restricted Subsidiary (or by any Parent Entity or IPO Vehicle and   contributed to the Borrower) on or since the Closing Date to the extent such cash   proceeds are not included in any calculation under Subsection 8.2(a)(3)(A); provided that   any cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary by   any current or former Management Investor in connection with any repurchase or other   acquisition of Capital Stock or other debt or equity securities (including any options,   warrants or other rights in respect thereof) from any Management Investor shall not   constitute a Restricted Payment for purposes of this Subsection 8.2 or any other provision   of this Agreement;   (vi) Restricted Payments following a Qualified IPO in an amount not to exceed   in any fiscal year of the Borrower the sum of (x) 7.0% of the aggregate gross proceeds   received by the Borrower (whether directly, or indirectly through a contribution to   common equity capital) in or from such Qualified IPO and (y) 7.0% of Market   Capitalization;   (vii) so long as no Event of Default under Subsection 9.1(a), (b), (h) or (i)   exists or would arise therefrom, Restricted Payments (including loans or advances) in an   aggregate amount outstanding at any time not to exceed an amount (net of repayments of   any such loans or advances) equal to the greater of $235,000,000 and 26.50% of Four   Quarter Consolidated EBITDA;   (viii) loans, advances, dividends, distributions or other payments by the   Borrower or any Restricted Subsidiary to any Parent Entity or IPO Vehicle or other   payments by the Borrower or any Restricted Subsidiary (A) to satisfy or permit any   Parent Entity to satisfy obligations under the Transaction Agreements, (B) pursuant to the   Tax Sharing Agreement or (C) to pay or permit any Parent Entity to pay (but without   duplication) any Parent Expenses or any Related Taxes;   (ix) payments by the Borrower, or loans, advances, dividends or distributions   by the Borrower to any Parent Entity or IPO Vehicle to make payments, to holders of   Capital Stock of the Borrower or any Parent Entity or IPO Vehicle in lieu of issuance of   fractional shares of such Capital Stock;   (x) dividends or other distributions of, or Investments paid for or made with,   Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries;   (xi) (A) dividends on any Designated Preferred Stock of the Borrower issued   after the Closing Date; provided that at the time of such issuance and after giving effect   thereto on a pro forma basis, the Consolidated Coverage Ratio would be equal to or   greater than 2.00:1.00, (B) loans, advances, dividends or distributions to any Parent   Entity or IPO Vehicle to permit dividends on any Designated Preferred Stock of any   Parent Entity or IPO Vehicle issued after the Closing Date if the net proceeds of the

  155            issuance of such Designated Preferred Stock have been contributed to the Borrower or   any of its Restricted Subsidiaries; provided that the aggregate amount of all loans,   advances, dividends or distributions paid pursuant to this subclause (B) shall not exceed   the net proceeds of such issuance of Designated Preferred Stock received by or   contributed to the Borrower or any of its Restricted Subsidiaries, or (C) any dividend on   Refunding Capital Stock that is Preferred Stock; provided that at the time of the   declaration of such dividend and after giving effect thereto on a pro forma basis, the   Consolidated Coverage Ratio would be equal to or greater than 2.00:1.00;   (xii) Investments in Unrestricted Subsidiaries in an aggregate amount   outstanding at any time not exceeding an amount equal to the greater of $265,000,000   and 30.00% of Four Quarter Consolidated EBITDA;   (xiii) distributions or payments of Special Purpose Financing Fees;   (xiv) the declaration and payment of dividends to holders of any class or series   of Disqualified Stock, or of any Preferred Stock of a Restricted Subsidiary, Incurred in   accordance with the terms of Subsection 8.1;   (xv) Investments or other Restricted Payments in an aggregate amount   outstanding at any time not to exceed an aggregate amount equal to (x) the aggregate   amount of all Declined Excess Proceeds plus (y) the aggregate amount of all Total   Secured Leverage Excess Proceeds;   (xvi) (x) any Restricted Payments of the type described in clause (i) or (ii) of the   definition thereof contained in Subsection 8.2(a); provided that on a pro forma basis after   giving effect to such Restricted Payment the Consolidated Total Leverage Ratio would be   equal to or less than 5.00:1.00, (y) any Restricted Payments of the type described in   clause (iii) of the definition thereof contained in Subsection 8.2(a); provided that on a pro   forma basis after giving effect to such Restricted Payment the Consolidated Total   Leverage Ratio would be equal to or less than 5.50:1.00 and (z) any Restricted Payments   of the type described in clause (iv) of the definition thereof contained in Subsection   8.2(a); provided that on a pro forma basis after giving effect to such Restricted Payment   the Consolidated Total Leverage Ratio would be equal to or less than 5.50:1.00;   (xvii) Restricted Payments in cash to pay or permit any Parent Entity or IPO   Vehicle to pay any amounts payable in respect of guarantees, indemnities, obligations in   respect of earn-outs or other purchase price adjustments, or similar obligations, incurred   in connection with the acquisition or disposition of any business, assets or Person, as long   as such business, assets or Person have been acquired by or disposed of by the Borrower   or a Restricted Subsidiary, or such business, assets or Person (or in the case of a   disposition, the Net Available Cash thereof) have been contributed to the Borrower or a   Restricted Subsidiary;   (xviii) any Restricted Payment pursuant to or in connection with the   Transactions;
  156            (xix) payments or distributions to satisfy dissenters’ or appraisal rights and the   settlement of any claims or actions (whether actual, contingent or potential) with respect   thereto, pursuant to or in connection with any acquisition of assets (including Capital   Stock), business or Person, or any merger or consolidation of any Person with or into the   Borrower or any Restricted Subsidiary, or any other Investment; and   (xx) Restricted Payments to any Parent Entity or IPO Vehicle the proceeds of   which are applied by any Parent Entity or IPO Vehicle in connection with any acquisition   of assets (including Capital Stock), business or Person, or any merger or consolidation of   any Person with or into such Parent Entity or IPO Vehicle or any Subsidiary thereof, or   any other Investment; provided that (A) such acquisition, merger or consolidation or   other Investment would have been permitted under this Agreement had it been   consummated by the Borrower or a Restricted Subsidiary (with such transaction being   deemed to utilize the relevant covenant basket or exception under this Agreement), (B)   such Restricted Payment shall be made substantially concurrently with the closing of   such acquisition, merger or consolidation or other Investment and (C) any Parent Entity   or IPO Vehicle shall, substantially concurrently with the closing thereof, cause (1) such   business, assets or Person acquired and any liabilities assumed to be contributed to the   Borrower or a Restricted Subsidiary or (2) the merger into the Borrower or one of its   Restricted Subsidiaries in accordance with Subsection 8.7;   provided that (A) in the case of Subsections 8.2(b)(iii) and (ix), the net amount of any such   Permitted Payment shall be included in subsequent calculations of the amount of Restricted   Payments and (B) in all cases other than pursuant to clause (A) immediately above, the net   amount of any such Permitted Payment shall be excluded in subsequent calculations of the   amount of Restricted Payments. The amount of any Investment or other Restricted Payment, if   other than in cash, shall be determined in good faith by the Borrower, which determination shall   be conclusive. The Borrower, in its sole discretion, may classify any Investment or other   Restricted Payment as being made in part under one of the provisions of this Subsection 8.2 (or,   in the case of any Investment, the clauses or subclauses of Permitted Investments) and in part   under one or more other such provisions (or, as applicable, such clauses or subclauses).   If the Borrower or any of its Restricted Subsidiaries makes a Restricted Payment   that, at the time of the making of such Restricted Payment, in the good faith determination of the   Borrower, would be permitted under the requirements of this Agreement, such Restricted   Payment shall be deemed to have been made in compliance with this Agreement notwithstanding   any subsequent adjustment made in good faith to the Borrower’s financial statements affecting   Consolidated Net Income or Consolidated EBITDA, as applicable.   Notwithstanding any other provision of this Agreement, this Agreement shall not   restrict any redemption or other payment by the Borrower or any Restricted Subsidiary made as a   mandatory principal redemption or other payment in respect of Subordinated Obligations   pursuant to an “AHYDO saver” provision of any agreement or instrument in respect of   Subordinated Obligations, and the Borrower’s determination in good faith (which determination   shall be conclusive) of the amount of any such “AHYDO saver” mandatory principal redemption   or other payment shall be conclusive and binding for all purposes under this Agreement.

  157            8.3 Limitation on Restrictive Agreements. The Borrower will not, and will   not permit any Restricted Subsidiary to, create or otherwise cause to exist or become effective   any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (x) pay   dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other   obligations owed to the Borrower, (y) make any loans or advances to the Borrower or (z) transfer   any of its property or assets to the Borrower (provided that dividend or liquidation priority   between classes of Capital Stock, or subordination of any obligation (including the application of   any remedy bars thereto) to any other obligation, will not be deemed to constitute such an   encumbrance or restriction), except any encumbrance or restriction:   (a) pursuant to an agreement or instrument in effect at or entered into on the   Closing Date, this Agreement and the other Loan Documents, any Credit Facility, the   Existing 2029 Notes Documents, the Existing 2029 Notes, the Senior Secured Notes   Documents, the Senior Secured Notes, the Base Intercreditor Agreement and, on and   after the execution and delivery thereof, any Junior Lien Intercreditor Agreement, any   Other Intercreditor Agreement, any Intercreditor Agreement Supplement and any   Permitted Debt Exchange Notes (and any related documents);   (b) pursuant to any agreement or instrument of a Person, or relating to   Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or   consolidated with or into the Borrower or any Restricted Subsidiary, or which agreement   or instrument is assumed by the Borrower or any Restricted Subsidiary in connection   with an acquisition of assets from such Person, or any other transaction entered into in   connection with any such acquisition, merger or consolidation, as in effect at the time of   such acquisition, merger, consolidation or transaction (except to the extent that such   Indebtedness was Incurred to finance, or otherwise Incurred in connection with, such   acquisition, merger, consolidation or transaction); provided that for purposes of this   Subsection 8.3(b), if a Person other than the Borrower is the Successor Borrower with   respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any   such Subsidiary shall be deemed acquired or assumed, as the case may be, by the   Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such   Successor Borrower;   (c) pursuant to an agreement or instrument (a “Refinancing Agreement”)   effecting a refinancing of Indebtedness Incurred or outstanding pursuant or relating to, or   that otherwise extends, renews, refunds, refinances or replaces, any agreement or   instrument referred to in Subsection 8.3(a) or (b) or this Subsection 8.3(c) (an “Initial   Agreement”) or that is, or is contained in, any amendment, supplement or other   modification to an Initial Agreement or Refinancing Agreement (an “Amendment”);   provided, however, that the encumbrances and restrictions contained in any such   Refinancing Agreement or Amendment taken as a whole are not materially less favorable   to the Lenders than encumbrances and restrictions contained in the Initial Agreement or   Initial Agreements to which such Refinancing Agreement or Amendment relates (as   determined in good faith by the Borrower, which determination shall be conclusive);   (d) (i) pursuant to any agreement or instrument that restricts in a customary   manner (as determined by the Borrower in good faith, which determination shall be
  158            conclusive) the assignment or transfer thereof, or the subletting, assignment or transfer of   any property or asset subject thereto, (ii) by virtue of any transfer of, agreement to   transfer, option or right with respect to, or Lien on, any property or assets of the   Borrower or any Restricted Subsidiary not otherwise prohibited by this Agreement, (iii)   contained in mortgages, pledges or other security agreements securing Indebtedness or   other obligations of the Borrower or a Restricted Subsidiary to the extent restricting the   transfer of the property or assets subject thereto, (iv) pursuant to customary provisions (as   determined by the Borrower in good faith, which determination shall be conclusive)   restricting dispositions of real property interests set forth in any reciprocal easement   agreements of the Borrower or any Restricted Subsidiary, (v) pursuant to Purchase   Money Obligations that impose encumbrances or restrictions on the property or assets so   acquired, (vi) on cash or other deposits or net worth or inventory imposed by customers   or suppliers under agreements entered into in the ordinary course of business, (vii)   pursuant to customary provisions (as determined by the Borrower in good faith, which   determination shall be conclusive) contained in agreements and instruments entered into   in the ordinary course of business (including but not limited to leases and licenses) or in   joint venture and other similar agreements or in shareholder, partnership, limited liability   company and other similar agreements in respect of non-wholly owned Restricted   Subsidiaries, (viii) that arises or is agreed to in the ordinary course of business and does   not detract from the value of property or assets of the Borrower or any Restricted   Subsidiary in any manner material to the Borrower or such Restricted Subsidiary, (ix)   pursuant to Hedging Obligations or Bank Products Obligations or (x) that arises under the   terms of documentation governing any factoring agreement or any similar arrangements   that in the good faith determination of the Borrower, which determination shall be   conclusive, are necessary or appropriate to effect such factoring agreement or similar   arrangements;   (e) with respect to any agreement for the direct or indirect sale or other   disposition of Capital Stock, property or assets of any Person, imposing restrictions with   respect to such Person, Capital Stock, property or assets pending the closing of such sale   or disposition;   (f) by reason of any applicable law, rule, regulation or order, or required by   any regulatory authority having jurisdiction over the Borrower or any Restricted   Subsidiary or any of their businesses, including any such law, rule, regulation, order or   requirement applicable in connection with such Restricted Subsidiary’s status (or the   status of any Subsidiary of such Restricted Subsidiary) as an Insurance Subsidiary; or   (g) pursuant to an agreement or instrument (i) relating to any Indebtedness   permitted to be Incurred subsequent to the Closing Date pursuant to Subsection 8.1 (x) if   the encumbrances and restrictions contained in any such agreement or instrument taken   as a whole are not materially less favorable to the Lenders than the encumbrances and   restrictions contained in the Initial Agreements (as determined in good faith by the   Borrower, which determination shall be conclusive), or (y) if such encumbrance or   restriction is not materially more disadvantageous to the Lenders than is customary in   comparable financings (as determined in good faith by the Borrower, which   determination shall be conclusive) and either (1) the Borrower determines in good faith,

  159            which determination shall be conclusive, that such encumbrance or restriction will not   materially affect the Borrower’s ability to make principal or interest payments on the   Loans or (2) such encumbrance or restriction applies only if a default occurs under a   circumstance described in Subsection 9.1(h) or (i) or in respect of a payment or financial   covenant relating to such Indebtedness, (ii) relating to any sale of receivables by or   Indebtedness of a Foreign Subsidiary or (iii) relating to Indebtedness of or a Financing   Disposition by or to or in favor of any Special Purpose Entity.   8.4 Limitation on Sales of Assets and Subsidiary Stock. (a) The Borrower   will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless:   (i) the Borrower or such Restricted Subsidiary receives consideration   (including by way of relief from, or by any other Person assuming responsibility for, any   liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to   the fair market value (as of the date on which a legally binding commitment for such   Asset Disposition was entered into) of the shares and assets subject to such Asset   Disposition, as such fair market value may be determined in good faith by the Borrower,   whose determination shall be conclusive (including as to the value of all non-cash   consideration);   (ii) in the case of any Asset Disposition (or series of related Asset   Dispositions) having a fair market value (as determined in good faith by the Borrower,   whose determination shall be conclusive, as of the date on which a legally binding   commitment for such Asset Disposition was entered into) in excess of the greater of   $177,500,000 and 20.00% of Four Quarter Consolidated EBITDA, at least 75.0% of the   consideration therefor (excluding, in the case of an Asset Disposition (or series of related   Asset Dispositions), any consideration by way of relief from, or by any other Person   assuming responsibility for, any liabilities, contingent or otherwise, that are not   Indebtedness) received by the Borrower or such Restricted Subsidiary for such Asset   Disposition, when taken together with any consideration received by the Borrower or any   Restricted Subsidiary in connection with any other Asset Dispositions since the Closing   Date (on a cumulative basis), is in the form of cash; and   (iii) an amount equal to 100.0% (as such percentage may be adjusted pursuant   to clause (3) of the provisos to paragraph (b) or (c) below) of the Net Available Cash   from such Asset Disposition (such amount, the “Net Available Cash Amount”) is applied   by the Borrower (or any Restricted Subsidiary, as the case may be) in accordance with   paragraph (b) or (c) below.   (b) To the extent that such Net Available Cash Amount is from an Asset   Disposition of any Collateral, such Net Available Cash is applied by the Borrower (or any   Restricted Subsidiary, as the case may be) as follows:   (i) first, either (x) to the extent that such Net Available Cash is from an Asset   Disposition of any Collateral, and to the extent that the Borrower elects (or is required by   the terms of any Indebtedness under the Senior Credit Facilities or the Senior Secured   Notes Indenture), to prepay, repay or purchase any such Indebtedness or (in the case of
  160            letters of credit, bankers’ acceptances or other similar instruments) cash collateralize any   such Indebtedness within 540 days after the later of the date of such Asset Disposition   and the date of receipt of such Net Available Cash, or (y) to the extent that the Borrower   or such Restricted Subsidiary elects, to invest in Additional Assets (including by means   of an investment in Additional Assets by a Restricted Subsidiary with an amount equal to   Net Available Cash received by the Borrower or another Restricted Subsidiary) within   540 days after the later of the date of such Asset Disposition and the date of receipt of   such Net Available Cash, or, if such investment in Additional Assets is a project   authorized by the Board of Directors that will take longer than such 540 days to   complete, the period of time necessary to complete such project;   (ii) second, to the extent of the balance of such Net Available Cash Amount   after application in accordance with clause (i) above (such balance, the “Excess   Collateral Proceeds”), to make an offer to purchase the Term Loans and (to the extent the   Borrower or such Restricted Subsidiary elects, or is required by the terms thereof) to   make an offer to purchase, redeem or repay and/or to purchase, redeem or repay any   other Senior Indebtedness of the Borrower or a Restricted Subsidiary secured by Liens   that rank pari passu with the Liens securing the Term Loan Facility Obligations, pursuant   and subject to the conditions of this Agreement and the agreements or instruments   governing such other Senior Indebtedness; and   (iii) third, to the extent of the balance of such Net Available Cash Amount   after application in accordance with clauses (i) and (ii) above (including, an amount equal   to the amount of any purchase, redemption or repayment contemplated by clause (ii)   above that is declined or not accepted by any applicable holder) (the amount of such   balance, “Declined Collateral Excess Proceeds”), to fund (to the extent consistent with   any other applicable provision of this Agreement) any general corporate purpose   (including but not limited to the repurchase, repayment or other acquisition or retirement   of any Subordinated Obligations);   provided, however, that (1) in connection with any prepayment, repayment or purchase of   Indebtedness pursuant to clause (i)(x) or (ii) above, the Borrower or such Restricted   Subsidiary will retire such Indebtedness and will cause the related loan commitment (if any)   to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or   purchased; (2) the Borrower (or any Restricted Subsidiary, as the case may be) may elect to   invest in Additional Assets prior to receiving the Net Available Cash attributable to any   given Asset Disposition (provided that, such investment shall be made no earlier than the   earliest of notice of the relevant Asset Disposition to the Administrative Agent, execution of   a definitive agreement for the relevant Asset Disposition, and consummation of the relevant   Asset Disposition) and deem the amount so invested to be applied pursuant to and in   accordance with Subsection 8.4(b)(i)(y) with respect to such Asset Disposition; and (3) the   percentage first set forth above in Subsection 8.4(a)(iii) shall be reduced to (x) 50.0% if the   Consolidated Secured Leverage Ratio at the time of such Asset Disposition (or, at the   Borrower’s option, on the date a legally binding commitment for such Asset Disposition is   entered into) would be less than or equal to 4.00:1.00 and (y) 0.0% if the Consolidated   Secured Leverage Ratio at the time of such Asset Disposition (or, at the Borrower’s option,   on the date a legally binding commitment for such Asset Disposition is entered into) would

  161            be less than or equal to 3.50:1.00, in each case, after giving pro forma effect thereto and to   any application of Net Available Cash as set forth herein (any Net Available Cash in respect   of such Asset Dispositions not required to be applied in accordance with this Subsection 8.4   as a result of the application of this clause (3) of the proviso to clause (b) shall collectively   constitute “Total Secured Leverage Excess Collateral Proceeds”).   (c) To the extent that such Net Available Cash Amount is from an Asset   Disposition of any assets not constituting Collateral (“Other Assets”), such Net Available Cash is   applied by the Borrower (or any Restricted Subsidiary, as the case may be) as follows:   (i) first, either (x) to the extent that the Borrower or such Restricted   Subsidiary elects (or is required by the terms of any Credit Facility Indebtedness, any   Senior Indebtedness of the Borrower or any Subsidiary Guarantor or any Indebtedness of   a Restricted Subsidiary that is not a Subsidiary Guarantor), to prepay, repay or purchase   any such Indebtedness or Obligations in respect thereof or (in the case of letters of credit,   bankers’ acceptances or other similar instruments) cash collateralize any such   Indebtedness or Obligations in respect thereof (in each case other than Indebtedness owed   to the Borrower or a Restricted Subsidiary) within 540 days after the later of the date of   such Asset Disposition and the date of receipt of such Net Available Cash, or (y) to the   extent that the Borrower or such Restricted Subsidiary elects, to invest in Additional   Assets (including by means of an investment in Additional Assets by a Restricted   Subsidiary with an amount equal to Net Available Cash received by the Borrower or   another Restricted Subsidiary) within 540 days after the later of the date of such Asset   Disposition and the date of receipt of such Net Available Cash, or, if such investment in   Additional Assets is a project authorized by the Board of Directors that will take longer   than such 540 days to complete, the period of time necessary to complete such project;   (ii) second, to the extent of the balance of such Net Available Cash Amount   after application in accordance with clause (i) above (such balance, the “Excess Other   Proceeds” and, together with the Excess Collateral Proceeds, the “Excess Proceeds”), to   make an offer to purchase the Term Loans and (to the extent the Borrower or such   Restricted Subsidiary elects, or is required by the terms thereof) to make an offer to   purchase, redeem or repay and/or to purchase, redeem or repay any other Senior   Indebtedness secured by Liens that rank pari passu with the Liens on Collateral securing   the Term Loan Facility Obligations, pursuant and subject to the conditions of this   Agreement and the agreements or instruments governing such other Senior Indebtedness;   and   (iii) third, to the extent of the balance of such Net Available Cash Amount   after application in accordance with clauses (i) and (ii) above (including, an amount equal   to the amount of any purchase, redemption or repayment contemplated by clause (ii)   above that is declined or not accepted by any applicable holder) (the amount of such   balance, “Declined Other Excess Proceeds” and, together with Declined Collateral   Excess Proceeds, “Declined Excess Proceeds”), to fund (to the extent consistent with any   other applicable provision of this Agreement) any general corporate purpose (including   but not limited to the repurchase, repayment or other acquisition or retirement of any
  162            unsecured Senior Indebtedness or Subordinated Obligations or the making of other   Restricted Payments);   provided, however, that (1) in connection with any prepayment, repayment, purchase or   redemption of Indebtedness pursuant to clause (i)(x) or (ii) above, the Borrower or such   Restricted Subsidiary will retire such Indebtedness and will cause the related loan   commitment (if any) to be permanently reduced in an amount equal to the principal amount   so prepaid, repaid, purchased or redeemed; (2) the Borrower (or any Restricted Subsidiary, as   the case may be) may elect to invest in Additional Assets prior to receiving the Net Available   Cash attributable to any given Asset Disposition (provided that such investment shall be   made no earlier than the earliest of notice of the relevant Asset Disposition to the   Administrative Agent, execution of a definitive agreement for the relevant Asset Disposition,   and consummation of the relevant Asset Disposition) and deem the amount so invested to be   applied pursuant to and in accordance with Subsection 8.4(c)(i)(y) with respect to such Asset   Disposition and (3) the percentage first set forth above in Subsection 8.4(a)(iii) shall be   reduced to (x) 50.0% if the Consolidated Secured Leverage Ratio at the time of such Asset   Disposition (or, at the Borrower’s option, on the date a legally binding commitment for such   Asset Disposition is entered into) would be less than or equal to 4.00:1.00 and (y) 0.0% if the   Consolidated Secured Leverage Ratio at the time of such Asset Disposition (or, at the   Borrower’s option, on the date a legally binding commitment for such Asset Disposition is   entered into) would be less than or equal to 3.50:1.00, in each case after giving pro forma   effect thereto and to any application of Net Available Cash as set forth herein (any Net   Available Cash in respect of such Asset Dispositions not required to be applied in accordance   with Subsection 8.4 as a result of the application of this clause (3) of the proviso to clause (c)   shall collectively constitute “Total Secured Leverage Excess Other Proceeds” and, together   with the Total Secured Leverage Excess Collateral Proceeds, “Total Secured Leverage   Excess Proceeds”).   (d) Notwithstanding the foregoing provisions of this Subsection 8.4, the   Borrower and the Restricted Subsidiaries shall not be required to apply any Net Available Cash   or equivalent amount in accordance with this Subsection 8.4 except to the extent that the   aggregate Net Available Cash from all Asset Dispositions or equivalent amount that is not   applied in accordance with this Subsection 8.4 (excluding all Total Secured Leverage Excess   Proceeds) exceeds the greater of $133,000,000 and 15.00% of Four Quarter Consolidated   EBITDA, in which case the Borrower and the Restricted Subsidiaries shall apply all of such Net   Available Cash or equivalent amount from such Asset Dispositions in excess of this threshold in   accordance with Subsection 8.4. If the aggregate principal amount of Term Loans and/or other   Indebtedness of the Borrower or a Restricted Subsidiary validly tendered and not withdrawn (or   otherwise subject to purchase, redemption or repayment) in connection with an offer pursuant to   clause (ii) of paragraphs (b) and (c) above exceeds the Excess Proceeds, the Excess Proceeds will   be apportioned between such Term Loans and such other Indebtedness of the Borrower or a   Restricted Subsidiary, with the portion of the Excess Proceeds payable in respect of such Term   Loans to equal the lesser of (x) the Excess Proceeds amount multiplied by a fraction, the   numerator of which is the outstanding principal amount of such Term Loans and the denominator   of which is the sum of the outstanding principal amount of the Term Loans and the outstanding   principal amount of the relevant other Indebtedness of the Borrower or a Restricted Subsidiary,   and (y) the aggregate principal amount of Term Loans validly tendered and not withdrawn.

  163            (e) For the purposes of Subsection 8.4(a), the following are deemed to be cash:   (1) Temporary Cash Investments and Cash Equivalents, (2) the assumption of Indebtedness of   the Borrower (other than Disqualified Stock of the Borrower) or any Restricted Subsidiary and   the release of the Borrower or such Restricted Subsidiary from all liability on payment of the   principal amount of such Indebtedness in connection with such Asset Disposition, (3)   Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of   such Asset Disposition, to the extent that the Borrower and each other Restricted Subsidiary are   released from any Guarantee of payment of the principal amount of such Indebtedness in   connection with such Asset Disposition, (4) securities received by the Borrower or any   Restricted Subsidiary from the transferee that are converted by the Borrower or such Restricted   Subsidiary into cash within 180 days, (5) consideration consisting of Indebtedness of the   Borrower or any Restricted Subsidiary, (6) Additional Assets, and (7) any Designated Noncash   Consideration received by the Borrower or any of its Restricted Subsidiaries in an Asset   Disposition having an aggregate fair market value (as determined by the Borrower in good faith,   which determination shall be conclusive), taken together with all other Designated Noncash   Consideration received pursuant to this clause (7), not to exceed an aggregate amount at any time   outstanding equal to the greater of $265,000,000 and 30.00% of Four Quarter Consolidated   EBITDA (with the fair market value (as determined by the Borrower in good faith, which   determination shall be conclusive) of each item of Designated Noncash Consideration being   measured on the date a legally binding commitment for such Asset Disposition (or, if later, for   the payment of such item) was entered into and without giving effect to subsequent changes in   value).   (f) For the purposes of paragraphs (b) and (c) above, (i) in the event of any   Asset Disposition of Capital Stock of a Person that has any right, title or interest to or in assets   constituting both Collateral and Other Assets, such Asset Disposition shall instead be deemed to   be an Asset Disposition of such assets, and the Borrower shall allocate the Net Available Cash   from such Asset Disposition between the Collateral and the Other Assets in proportion to their   respective fair market values as determined by the Borrower in good faith (which determination   shall be conclusive), (ii) any Asset Disposition of Capital Stock of any Person that has any right,   title or interest to or in assets constituting only Other Assets will be subject to paragraph (c) and   not paragraph (b) of this covenant, and (iii) any Asset Disposition of Capital Stock of any Person   that has any right, title or interest to or in assets constituting only Collateral will be subject to   paragraph (b) and not paragraph (c) of Subsection 8.4.   8.5 Limitations on Transactions with Affiliates. (a) The Borrower will not,   and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any   transaction or series of related transactions (including the purchase, sale, lease or exchange of   any property or the rendering of any service) with any Affiliate of the Borrower (an “Affiliate   Transaction”) involving aggregate consideration in excess of the greater of $90,000,000 and   10.00% of Four Quarter Consolidated EBITDA unless (i) the terms of such Affiliate Transaction   are not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may   be, than those that could be obtained at the time in a transaction with a Person who is not such an   Affiliate and (ii) if such Affiliate Transaction involves aggregate consideration in excess of the   greater of $177,500,000 and 20.00% of Four Quarter Consolidated EBITDA the terms of such   Affiliate Transaction have been approved by a majority of the Board of Directors. For purposes   of this Subsection 8.5(a), any Affiliate Transaction shall be deemed to have satisfied the
  164            requirements set forth in this Subsection 8.5(a) if (x) such Affiliate Transaction is approved by a   majority of the Disinterested Directors or (y) in the event there are no Disinterested Directors, a   fairness opinion is provided by a nationally recognized appraisal or investment banking firm   with respect to such Affiliate Transaction.   (b) The provisions of Subsection 8.5(a) will not apply to:   (i) any Restricted Payment Transaction;   (ii) (1) the entering into, maintaining or performance of any employment or   consulting contract, collective bargaining agreement, benefit plan, program or   arrangement, related trust agreement or any other similar arrangement for or with any   current or former management member, employee, officer or director or consultant of or   to the Borrower, any Restricted Subsidiary or any Parent Entity or IPO Vehicle   heretofore or hereafter entered into in the ordinary course of business, including vacation,   health, insurance, deferred compensation, severance, retirement, savings or other similar   plans, programs or arrangements, (2) payments, compensation, performance of   indemnification or contribution obligations, the making or cancellation of loans in the   ordinary course of business to any such management members, employees, officers,   directors or consultants, (3) any issuance, grant or award of stock, options, other equity   related interests or other securities, to any such management members, employees,   officers, directors or consultants, (4) the payment of reasonable fees to directors of the   Borrower or any of its Subsidiaries or any Parent Entity or IPO Vehicle (as determined in   good faith by the Borrower, such Subsidiary or such Parent Entity or IPO Vehicle, which   determination shall be conclusive), (5) any transaction with an officer or director of the   Borrower or any of its Subsidiaries or any Parent Entity in the ordinary course of   business not involving more than $100,000 in any one case or (6) Management Advances   and payments in respect thereof (or in reimbursement of any expenses referred to in the   definition of such term);   (iii) any transaction between or among any of the Borrower, one or more   Restricted Subsidiaries, or one or more Special Purpose Entities;   (iv) any transaction arising out of agreements or instruments in existence on   the Closing Date (other than the Tax Sharing Agreement and any Transaction Agreement   referred to in Subsection 8.5(b)(vii)), or any amendment, supplement, waiver or other   modification thereto (so long as such amendment, supplement, waiver or other   modification is not disadvantageous in any material respect in the good faith judgment of   the Borrower, whose determination shall be conclusive, to the Lenders when taken as a   whole as compared to the applicable agreement or instrument as in effect on the Closing   Date), and any payments made pursuant thereto;   (v) any transaction in the ordinary course of business on terms that are fair to   the Borrower and its Restricted Subsidiaries in the reasonable determination of the Board   of Directors or senior management of the Borrower, or are not materially less favorable   to the Borrower or the relevant Restricted Subsidiary than those that could be obtained at   the time in a transaction with a Person who is not an Affiliate of the Borrower;

  165            (vi) any transaction in the ordinary course of business, or approved by a   majority of the Board of Directors, between the Borrower or any Restricted Subsidiary   and any Affiliate of the Borrower controlled by the Borrower that is a joint venture or   similar entity;   (vii) (1) the execution, delivery and performance of any obligations under the   Tax Sharing Agreement and any Transaction Agreement, and (2) payments to CD&R or   any of its Affiliates (x) for any consulting services pursuant to the CD&R Expense   Reimbursement Agreement or as may be approved by a majority of the Disinterested   Directors, (y) in connection with any acquisition, disposition, merger, recapitalization or   similar transactions, which payments are made pursuant to the Transaction Agreements   or are approved by a majority of the Board of Directors in good faith, which   determination shall be conclusive, and (z) of all out-of-pocket expenses incurred in   connection with such services or activities;   (viii) the Transactions, all transactions in connection therewith (including but   not limited to the financing thereof), and all fees and expenses paid or payable in   connection with the Transactions, including the fees and out-of-pocket expenses of   CD&R and its Affiliates;   (ix) any issuance or sale of Capital Stock (other than Disqualified Stock) of the   Borrower or Junior Capital or any capital contribution to the Borrower;   (x) (i) any investment by any CD&R Investor in securities or loans of the   Borrower or any of its Restricted Subsidiaries (and payment of out-of-pocket expenses   incurred by any CD&R Investor in connection therewith) so long as such investments are   being offered by the Borrower or the applicable Restricted Subsidiary generally to   investors (other than CD&R Investors) on the same or more favorable terms and (ii)   payments to any CD&R Investor in respect of securities or loans of the Borrower or any   of its Restricted Subsidiaries contemplated in the foregoing subclause (i) or that were   acquired from Persons other than the Borrower and its Restricted Subsidiaries, in each   case, in accordance with the terms of such securities or loans; and   (xi) the pledge of Capital Stock, Indebtedness or other securities of any   Unrestricted Subsidiary or joint venture to lenders to support the Indebtedness or other   obligations of such Unrestricted Subsidiary or joint venture, respectively, owed to such   lenders.   8.6 Limitation on Liens. The Borrower shall not, and shall not permit any   Restricted Subsidiary to, directly or indirectly, create or permit to exist any Lien (other than   Permitted Liens) on any of its property or assets (including Capital Stock of any other Person),   whether owned on the Closing Date or thereafter acquired, securing any Indebtedness (the   “Initial Lien”), unless (a) in the case of an Initial Lien on any Collateral, such Initial Lien   expressly has Junior Lien Priority on such Collateral in relation to the Term Loan Facility   Obligations or (b) in the case of an Initial Lien on any other asset or property,   contemporaneously therewith effective provision is made to secure the Term Loan Facility   Obligations equally and ratably with (or on a senior basis to, in the case of Subordinated
  166            Obligations or Guarantor Subordinated Obligations) such obligation for so long as such   obligation is so secured by such Initial Lien. Any such Lien thereby created in favor of the Term   Loan Facility Obligations will be automatically and unconditionally released and discharged   upon (i) the release and discharge of the Initial Lien to which it relates, (ii) in the case of any   such Lien in favor of any Subsidiary Guaranty, the termination and discharge of such Subsidiary   Guaranty in accordance with the terms thereof or (iii) any sale, exchange or transfer (other than a   transfer constituting a transfer of all or substantially all of the assets of the Borrower that is   governed by the provisions of Subsection 8.7) to any Person not an Affiliate of the Borrower of   the property or assets secured by such Initial Lien, or of all of the Capital Stock held by the   Borrower or any Restricted Subsidiary in, or all or substantially all the assets of, any Restricted   Subsidiary creating such Initial Lien.   8.7 Limitation on Fundamental Changes. (a) The Borrower will not   consolidate with or merge with or into, or convey, lease or otherwise transfer all or substantially   all its assets to, any Person, unless:   (i) the resulting, surviving or transferee Person (the “Successor Borrower”)   will be a Person organized and existing under the laws of the United States of America,   any State thereof or the District of Columbia and the Successor Borrower (if not the   Borrower) will expressly assume all the obligations of the Borrower under this   Agreement and the Loan Documents to which it is a party by executing and delivering to   the Administrative Agent a joinder or one or more other documents or instruments in   form reasonably satisfactory to the Administrative Agent;   (ii) immediately after giving effect to such transaction (and treating any   Indebtedness that becomes an obligation of the Successor Borrower or any Restricted   Subsidiary as a result of such transaction as having been Incurred by the Successor   Borrower or such Restricted Subsidiary at the time of such transaction), no Default will   have occurred and be continuing;   (iii) immediately after giving effect to such transaction, either (A) the   Borrower (or, if applicable, the Successor Borrower with respect thereto) could Incur at   least $1.00 of additional Indebtedness pursuant to Subsection 8.1(a) or Subsection   8.1(b)(xvii), (B) the Consolidated Coverage Ratio of the Borrower (or, if applicable, the   Successor Borrower with respect thereto) would equal or exceed the Consolidated   Coverage Ratio of the Borrower immediately prior to giving effect to such transaction or   (C) the Consolidated Total Leverage Ratio of the Borrower (or, if applicable, the   Successor Borrower with respect thereto) would equal or be less than the Consolidated   Total Leverage Ratio of the Borrower immediately prior to giving effect to such   transaction;   (iv) each Subsidiary Guarantor (other than (x) any Subsidiary Guarantor that   will be released from its obligations under its Subsidiary Guaranty in connection with   such transaction and (y) any party to any such consolidation or merger) shall have   delivered a joinder or other document or instrument in form reasonably satisfactory to the   Administrative Agent, confirming its Subsidiary Guaranty (other than any Subsidiary   Guaranty that will be discharged or terminated in connection with such transaction); and

  167            (v) the Borrower will have delivered to the Administrative Agent a certificate   signed by a Responsible Officer and a legal opinion, each to the effect that such   consolidation, merger or transfer complies with the provisions described in this   Subsection 8.7(a); provided that (x) in giving such opinion such counsel may rely on such   certificate of a Responsible Officer as to compliance with the foregoing clauses (ii) and   (iii) of this Subsection 8.7(a) and as to any matters of fact, and (y) no such legal opinion   will be required for a consolidation, merger or transfer described in Subsection 8.7(e).   (b) Immediately after giving effect to any transaction involving the Borrower in   accordance with Subsection 8.7(a) in which the Borrower is not the Successor Borrower, the   Collateral owned by the Successor Borrower upon giving effect thereto (including any Collateral   transferred to the Successor Borrower pursuant to such transaction) shall continue to constitute   Collateral under the Loan Documents and be subject to the Lien in favor of the Collateral Agent   for the benefit of the Secured Parties, and shall not be subject to any Lien other than Permitted   Liens, in each case except as otherwise permitted by or provided in the Loan Documents. Any   property and assets of any Person that is so consolidated or merged with the Borrower, to the   extent of a type that would constitute Collateral under the Security Documents (excluding, for   the avoidance of doubt, any Excluded Assets), shall be treated as After Acquired Property and   the Successor Borrower shall take such action as may be reasonably necessary to cause such   property and assets to be made subject to a Lien in favor of the Collateral Agent for the benefit   of the Secured Parties, in each case to the extent required under Subsection 7.9.   (c) Any Indebtedness that becomes an obligation of the Borrower (or, if   applicable, any Successor Borrower with respect thereto) or any Restricted Subsidiary (or that is   deemed to be Incurred by any Restricted Subsidiary that becomes a Restricted Subsidiary) as a   result of any such transaction undertaken in compliance with this Subsection 8.7, and any   Refinancing Indebtedness with respect thereto, shall be deemed to have been Incurred in   compliance with Subsection 8.1.   (d) Upon any transaction involving the Borrower in accordance with Subsection   8.7(a) in which the Borrower is not the Successor Borrower, the Successor Borrower will   succeed to, and be substituted for, and may exercise every right and power of, the Borrower   under the Loan Documents, and shall become the “Borrower” for all purposes of the Loan   Documents, and thereafter the predecessor Borrower shall be relieved of all obligations and   covenants under the Loan Documents, and shall cease to constitute the “Borrower” for all   purposes of the Loan Documents, except that the predecessor Borrower in the case of a lease of   all or substantially all its assets will not be released from the obligation to pay the principal of   and interest on the Term Loans.   (e) Clauses (ii) and (iii) of Subsection 8.7(a) will not apply to any transaction in   which (I) the Borrower consolidates or merges with or into or transfers all or substantially all its   properties and assets to (x) an Affiliate incorporated or organized for the purpose of   reincorporating or reorganizing the Borrower in another jurisdiction or changing its legal   structure to a corporation, limited liability company, partnership or other entity or (y) a   Restricted Subsidiary of the Borrower so long as all assets of the Borrower and the Restricted   Subsidiaries immediately prior to such transaction (other than Capital Stock of such Restricted   Subsidiary) are owned by such Restricted Subsidiary and its Restricted Subsidiaries immediately
  168            after the consummation thereof or (II) an Escrow Subsidiary merges with and into the Borrower.   Subsection 8.7(a) will not apply to (i) any transaction in which any Restricted Subsidiary   consolidates with, merges into or transfers all or part of its assets to the Borrower or (ii) the   Transactions.   (f) For purposes of this covenant, so long as at the time of any Minority   Business Disposition or any Minority Business Offering the Minority Business Disposition   Condition is met, the Minority Business Assets shall not be deemed at any time to constitute all   or substantially all of the assets of the Borrower, and any sale or transfer of all or any part of the   Minority Business Assets (whether directly or indirectly, whether by sale or transfer of any such   assets, or of any Capital Stock or other interest in any Person holding such assets, or any   consolidation or merger, or any combination thereof, and whether in one or more transactions, or   otherwise, including any Minority Business Offering or any Minority Business Disposition) shall   not be deemed at any time to constitute a consolidation with or merger with or into, or   conveyance, transfer or lease of all or substantially all of the assets of the Borrower to, any   Person.   8.8 Change of Control. (a) Upon the occurrence after the Closing Date of a   Change of Control, each Lender will have the right to require the Borrower to prepay all or any   part of such Term Loans at a purchase price in cash (the “Change of Control Payment”) equal to   101.0% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not   including the date of prepayment (subject to the right of Lenders to receive interest due on the   relevant interest payment date falling prior to or on the prepayment date); provided, however,   that the Borrower shall not be obligated to prepay Term Loans pursuant to this Subsection 8.8 in   the event that it has exercised its right to prepay all of the Term Loans pursuant to   Subsection 4.4(a).   (b) In the event that, at the time of such Change of Control, the terms of any   Credit Facility Indebtedness constituting Designated Senior Indebtedness restrict or prohibit the   prepayment of the Term Loans pursuant to this Subsection 8.8, then prior to the sending of the   notice to Lenders provided for in Subsection 8.8(c) but in any event not later than 30 days   following the date the Borrower obtains actual knowledge of any Change of Control (unless the   Borrower has exercised its right to prepay all the Term Loans pursuant to Subsection 4.4(a)), the   Borrower shall, or shall cause one or more of its Subsidiaries to, (i) repay in full all such Credit   Facility Indebtedness subject to such terms or offer to repay in full all such Credit Facility   Indebtedness and repay the Credit Facility Indebtedness of each lender who has accepted such   offer or (ii) obtain the requisite consent under the agreements governing such Credit Facility   Indebtedness to permit the prepayment of the Term Loans as provided for Subsection 8.8(c).   The Borrower shall first comply with the provisions of the immediately preceding sentence   before it shall be required to prepay Term Loans pursuant to the provisions described below.   The Borrower’s failure to comply with the provisions of this Subsection 8.8(b) or the provisions   of Subsection 8.8(c) shall constitute an Event of Default described in Subsection 8.1(d) and not   in Subsection 8.1(b).   (c) Unless the Borrower has exercised its right to prepay all the Term Loans   pursuant to Subsection 4.4(a), the Borrower shall, not later than 30 days following the date the   Borrower obtains actual knowledge of any Change of Control having occurred, send a notice (a

  169            “Change of Control Offer”) to the Administrative Agent (and upon receipt by the Administrative   Agent of such notice, the Administrative Agent shall promptly provide such notice to each   Lender) stating: (1) that a Change of Control has occurred or may occur and that such Lender   has, or upon such occurrence will have, the right to require the Borrower to prepay such Lender’s   Term Loans at a purchase price in cash equal to 101.0% of the principal amount thereof, plus   accrued and unpaid interest, if any, to but not including the date of prepayment (subject to the   right of Lenders to receive interest on the relevant interest payment date falling prior to or on the   prepayment date); (2) the prepayment date (which shall be no earlier than 10 days nor later than   60 days from the date such notice is sent, except that such notice may be delivered more than 60   days prior to the prepayment date if the prepayment date is delayed as provided in clause (4) of   this Subsection 8.8(c)); (3) the instructions determined by the Borrower, consistent with this   Subsection 8.8, that a Lender must follow in order to have its Term Loans prepaid; and (4) if   such notice is sent prior to the occurrence of a Change of Control, that such offer is conditioned   on the occurrence of such Change of Control and that the purchase date may, in the Borrower’s   discretion, be delayed until such time as the Change of Control has occurred.   (d) The Borrower will not be required to make a Change of Control Offer upon a   Change of Control if (i) a third party makes the Change of Control Offer in the manner, at the   times and otherwise in compliance with the requirements set forth in this Agreement applicable   to a Change of Control Offer made by the Borrower and prepays all Term Loans validly tendered   and not withdrawn under such Change of Control Offer or (ii) in connection with or in   contemplation of any Change of Control, to the extent a definitive agreement is in place for the   Change of Control at such time, the Borrower (or any Affiliate of the Borrower) has made an   offer to prepay (an “Alternate Offer”) any and all Term Loans validly tendered at a cash price   equal to or higher than the Change of Control Payment and has prepaid all Term Loans properly   tendered in connection with the terms of the Alternate Offer.   (e) Notwithstanding anything to the contrary herein, a Change of Control Offer   or an Alternate Offer may be made in advance of a Change of Control, conditional upon such   Change of Control, if a definitive agreement is in place for the Change of Control at the time of   making of the Change of Control Offer or Alternate Offer.   (f) A Change of Control Offer or an Alternate Offer may be made at the same   time as consents are solicited with respect to an amendment, supplement or waiver of this   Agreement or the other Loan Documents.   (g) If Lenders of not less than 90% in aggregate principal amount of the   outstanding Term Loans of any Tranche validly tender and do not withdraw such Term Loans in   a Change of Control Offer or an Alternate Offer and the Borrower, or any third party making a   Change of Control Offer or any Affiliate of the Borrower making an Alternate Offer in lieu of   the Borrower as described in Subsection 8.8(d), prepays all of the Term Loans of such Tranche   validly tendered and not withdrawn by such Lenders, the Borrower or such third party or such   Affiliate will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not   more than 30 days following such prepayment pursuant to such Change of Control Offer or such   Alternate Offer, to redeem all Term Loans of any Tranche that remain outstanding following   such purchase at a price in cash equal to 101.0% of the principal amount thereof, plus accrued   and unpaid interest, if any, to but not including the date of prepayment (subject to the right of
  170            Lenders to receive interest on the relevant interest payment date falling prior to or on the   prepayment date). In determining whether the Lenders of at least 90% in the aggregate principal   amount of the outstanding Term Loans of any Tranche have validly tendered and not validly   withdrawn such Term Loans in a Change of Control Offer or an Alternate Offer, Term Loans   owned by an Affiliate of the Borrower or by funds controlled or managed by an Affiliate of the   Borrower, or any successor thereof, shall be deemed to be outstanding for the purposes of such   Change of Control Offer or such Alternate Offer.   (h) The Borrower will comply, to the extent applicable, with the requirements of   Section 14(e) of the Exchange Act and any other securities laws or regulations in connection   with the repurchase of Indebtedness pursuant to this Subsection 8.8. To the extent that the   provisions of any securities laws or regulations conflict with the provisions of this Subsection   8.8, the Borrower will comply with the applicable securities laws and regulations and will not be   deemed to have breached its obligations under this covenant by virtue thereof.   SECTION 9      Events of Default   9.1 Events of Default. An “Event of Default” means the occurrence of the   following:   (a) a default in any payment of interest on any Term Loan when due,   continued for 30 days, provided that any non-payment of interest resulting from the   Borrower’s good faith payment of an invoice received from the Administrative Agent   shall not constitute an Event of Default; or   (b) a default in the payment of principal of any Term Loan when due, whether   at the applicable Maturity Date, upon optional redemption, upon required prepayment,   upon declaration of acceleration or otherwise, provided that any non-payment of principal   resulting from the Borrower’s good faith payment of an invoice received from the   Administrative Agent shall not constitute an Event of Default; or   (c) the failure by the Borrower to comply with its obligations under   Subsection 8.7(a); or   (d) the failure by the Borrower to comply for 30 days after the notice   specified in Subsection 9.2(c) with any of its obligations under Subsection 8.8 (other than   a failure to prepay the Term Loans); or   (e) the failure by the Borrower to comply for (x) 180 days after the notice   specified in Subsection 9.2(c) with any of its obligations under Subsection 7.1 or (y) 60   days after the notice specified in Subsection 9.2(c) with its other agreements contained in   this Agreement; or   (f) the failure by any Subsidiary Guarantor to comply for 45 days after the   notice specified in Subsection 9.2(c) with its obligations under its Subsidiary Guaranty;   or

  171            (g) the failure by the Borrower or any Restricted Subsidiary to pay any   Indebtedness for borrowed money (other than (x) Indebtedness owed to the Borrower or   any Restricted Subsidiary, (y) any Indebtedness in relation to which the Borrower or any   Restricted Subsidiary is contesting such default in good faith and (z) any Indebtedness   arising pursuant to a Special Purpose Financing or a Financing Disposition if and to the   extent permitted under this Agreement) within any applicable grace period after final   maturity or the acceleration of any such Indebtedness by the holders thereof because of a   default, if the total amount of such Indebtedness so unpaid or accelerated exceeds the   greater of $177,500,000 and 20.00% of Four Quarter Consolidated EBITDA or its   foreign currency equivalent; provided that no Default or Event of Default will be deemed   to occur with respect to any such Indebtedness that is paid or otherwise acquired or   retired (or for which such failure to pay or acceleration is waived or rescinded) within 20   Business Days after such failure to pay or such acceleration; or   (h) the taking of any of the following actions by the Borrower or a Significant   Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:   (A) the commencement of a voluntary case;   (B) the consent to the entry of an order for relief against it in an   involuntary case;   (C) the consent to the appointment of a Custodian of it or for any   substantial part of its property; or   (D) the making of a general assignment for the benefit of its creditors;   or   (i) a court of competent jurisdiction enters an order or decree under any   Bankruptcy Law that:   (A) is for relief against the Borrower or any Significant Subsidiary in   an involuntary case;   (B) appoints a Custodian of the Borrower or any Significant Subsidiary   or for any substantial part of its property; or   (C) orders the winding up or liquidation of the Borrower or any   Significant Subsidiary;   and the order or decree remains unstayed and in effect for 60 days; or   (j) the rendering of any judgment or decree for the payment of money in an   amount (net of any insurance or indemnity payments actually received in respect thereof   prior to or within 90 days from the entry thereof, or to be received in respect thereof in   the event of any appeal thereof shall be unsuccessful, or that the Borrower has   determined there exists reasonable evidence that such amount will be reimbursed by the   insurer or indemnifying party and such amount is not denied by the applicable insurer or
  172            indemnifying party in writing within 180 days and is reimbursed within 365 days of the   date of such evidence) in excess of the greater of $177,500,000 and 20.00% of Four   Quarter Consolidated EBITDA or its foreign currency equivalent against the Borrower or   a Significant Subsidiary that is not discharged, satisfied, supported by a letter of credit or   bonded or insured by a third Person, if such judgment or decree remains outstanding for a   period of 90 days following such judgment or decree and is not discharged, waived or   stayed; or   (k) the failure of any Subsidiary Guaranty by a Subsidiary Guarantor that is a   Significant Subsidiary to be in full force and effect (except as contemplated by the terms   thereof or of this Agreement) or the denial or disaffirmation in writing by any Subsidiary   Guarantor that is a Significant Subsidiary of its obligations under this Agreement or any   Subsidiary Guaranty (other than by reason of the termination of this Agreement or such   Subsidiary Guaranty or the release of such Subsidiary Guaranty in accordance with such   Subsidiary Guaranty or this Agreement), if such Default continues for 10 days; or   (l) with respect to any Collateral, individually or in the aggregate, having a   Fair Market Value in excess of the greater of $177,500,000 and 20.00% of Four Quarter   Consolidated EBITDA, any of the Security Documents ceases to be in full force and   effect, or any of the Security Documents ceases to give the Secured Parties the Liens   purported to be created thereby, or any of the Security Documents is declared null and   void or the Borrower or any Guarantor denies in writing that it has any further liability   under any Security Document (in each case (i) other than in accordance with the terms of   this Agreement or any of the Security Documents or (ii) unless waived by the requisite   creditors under the Senior Cash Flow Agreement (or by their agent or other   representative on their behalf) or the Senior ABL Agreement (or by their agent or other   representative on their behalf) if, after that waiver, the Borrower is in compliance with   Subsection 7.9(b)), except to the extent that any loss of perfection or priority results from   the failure of the Collateral Agent, the Cash Flow Agent (as defined in the Base   Intercreditor Agreement), the Senior ABL Agent (as defined in the Base Intercreditor   Agreement), any Additional Agent, the Cash Flow Collateral Representative (as defined   in the Base Intercreditor Agreement) or the ABL Collateral Representative (as defined in   the Base Intercreditor Agreement) to maintain possession of certificates actually   delivered to it representing securities, promissory notes or other instruments pledged   under the Security Documents, or otherwise results from the gross negligence or willful   misconduct of the Administrative Agent, the Collateral Agent, the Cash Flow Agent, the   Senior ABL Agent, any Additional Agent, the Cash Flow Collateral Representative (as   defined in the Base Intercreditor Agreement) or the ABL Collateral Representative (as   defined in the Base Intercreditor Agreement); provided, that if a failure of the sort   described in this Subsection 9.1(l) is susceptible of cure (including with respect to any   loss of Lien priority on material portions of the Collateral), no Event of Default shall   arise under this Subsection 9.1(l) with respect thereto until 30 days after the notice   specified in Subsection 9.2(c) of such failure.   9.2 Remedies Upon an Event of Default. (a) If any Event of Default occurs   and is continuing, then, and in any such event, (A) if such event is an Event of Default specified   in Subsection 9.1(h) or (i) with respect to the Borrower, automatically the Commitments, if any,

  173            shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all   other amounts owing under this Agreement shall immediately become due and payable, and   (B) if such event is any other Event of Default, with the consent of the Required Lenders, the   Administrative Agent may, or upon the request of the Required Lenders, the Administrative   Agent shall, by notice to the Borrower, declare the Commitments to be terminated forthwith,   whereupon the Commitments, if any, shall immediately terminate, and/or declare the Loans   hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to   be due and payable forthwith, whereupon the same shall immediately become due and payable.   (b) Except as expressly provided above in this Section 9, to the maximum extent   permitted by applicable law, presentment, demand, protest and all other notices of any kind are   hereby expressly waived.   (c) A Default under Subsection 9.1(d), (e), (f) or (l) will not constitute an Event   of Default until the Administrative Agent or the Required Lenders notify the Borrower in writing   of the Default and the Borrower does not cure such Default within the time specified in such   clause after receipt of such notice. Such notice must specify the Default, demand that it be   remedied and state that such notice is a “Notice of Default.” When a Default or an Event of   Default is cured, it ceases.   (d) Notwithstanding anything to the contrary, neither the Administrative Agent   nor any Lender may deliver notice of, or otherwise consent, take action or direct or require the   Administrative Agent or any Lender to undertake any action in respect of, any Default or Event   of Default with respect to any action taken, and reported publicly or to Lenders, more than two   years prior to such notice of, consent, action or direction or requirement to undertake action in   respect of, Default or Event of Default, and such notice, consent, action or direction or   requirement to undertake action shall be invalid and have no effect.   (e) The Borrower shall deliver to the Administrative Agent, within 30 days after   the occurrence thereof, written notice in the form of a certificate of a Responsible Officer of any   Event of Default under Subsection 9.1(g) or Subsection 9.1(j) and any event that with the giving   of notice or the lapse of time would become an Event of Default under Subsection 9.1(d),   Subsection 9.1(e), Subsection 9.1(f) or Subsection 9.1(l), its status and what action the Borrower   is taking or proposes to take with respect thereto.   SECTION 10      The Agents and the Other Representatives   10.1 Appointment. (a) Each Lender hereby irrevocably designates and   appoints the Agents as the agents of such Lender under this Agreement and the other Loan   Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take   such action on its behalf under the provisions of this Agreement and the other Loan Documents   and to exercise such powers and perform such duties as are expressly delegated to or required of   such Agent by the terms of this Agreement and the other Loan Documents, together with such   other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary   elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties
  174            or responsibilities, except, in the case of the Administrative Agent and the Collateral Agent,   those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship   with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or   liabilities shall be read into this Agreement or any other Loan Document or otherwise exist   against any Agent or the Other Representatives.   (b) Each of the Agents may perform any of their respective duties under this   Agreement, the other Loan Documents and any other instruments and agreements referred to   herein or therein by or through its respective officers, directors, agents, employees or affiliates,   or delegate any and all such rights and powers to, any one or more sub-agents appointed by such   Agent (it being understood and agreed, for avoidance of doubt and without limiting the   generality of the foregoing, that the Administrative Agent and the Collateral Agent may perform   any of their respective duties under the Security Documents by or through one or more of their   respective affiliates). Each Agent and any such sub-agent may perform any and all of its duties   and exercise its rights and powers by or through their respective Related Parties. The   exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related   Parties of each Agent and any such sub-agent, and shall apply to their respective activities in   connection with the syndication of the credit facilities provided for herein as well as activities as   Agent.   (c) Except for Subsections 10.5, 10.8(a), (b), (c), (e) and (g) and (to the extent of   the Borrower’s rights thereunder and the conditions included therein) 10.9 and 10.15, the   provisions of this Section 10 are solely for the benefit of the Agents and the Lenders, and neither   the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of   such provisions.   10.2 The Administrative Agent and Affiliates. Each Person serving as an   Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other   Lender and may exercise the same as though it were not an Agent and the term “Lender” or   “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires,   include each Person serving as an Agent hereunder in its individual capacity. Such Person and   its affiliates may accept deposits from, lend money to, act as the financial advisor or in any other   advisory capacity for and generally engage in any kind of business with Holdings, the Borrower   or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and   without any duty to account therefor to the Lenders.   10.3 Action by an Agent. In performing its functions and duties under this   Agreement, (a) each Agent shall act solely as an agent for the Lenders and, as applicable, the   other Secured Parties, and (b) no Agent assumes any (and shall not be deemed to have assumed   any) relationship of agency or trust with or for the Borrower or any of its Subsidiaries. Each   Agent may execute any of its duties under this Agreement and the other Loan Documents by or   through agents or attorneys-in-fact (including the Collateral Agent in the case of the   Administrative Agent), and shall be entitled to advice of counsel concerning all matters   pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any   agents or attorneys-in-fact or counsel selected by it with reasonable care.

  175            10.4 Exculpatory Provisions. (a) No Agent shall have any duties or   obligations except those expressly set forth herein and in the other Loan Documents. Without   limiting the generality of the foregoing, no Agent:   (i) shall be subject to any fiduciary or other implied duties, regardless of   whether a Default has occurred and is continuing;   (ii) shall have any duty to take any discretionary action or exercise any   discretionary powers, except discretionary rights and powers expressly contemplated   hereby or by the other Loan Documents that such Agent is required to exercise as   directed in writing by the Required Lenders (or such other number or percentage of the   Lenders as shall be expressly provided for herein or in the other Loan Documents);   provided that such Agent shall not be required to take any action that, in its judgment or   the judgment of its counsel, may expose such Agent to liability or that is contrary to any   Loan Document or applicable Requirement of Law; and   (iii) shall, except as expressly set forth herein and in the other Loan   Documents, have any duty to disclose, and shall not be liable for the failure to disclose,   any information relating to the Borrower or any of its Affiliates that is communicated to   or obtained by the Person serving as such Agent or any of its affiliates in any capacity.   (b) No Agent shall be liable for any action taken or not taken by it (x) with the   consent or at the request of the Required Lenders (or such other number or percentage of the   Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary,   under the circumstances as provided in Subsection 9.2 or Subsection 11.1, as applicable) or (y) in   the absence of its own bad faith, gross negligence or willful misconduct. No Agent shall be   deemed to have knowledge of any Default unless and until written notice describing such Default   is given to such Agent by the Borrower or a Lender.   (c) No Agent shall be responsible for or have any duty to ascertain or inquire   into (i) any statement, warranty or representation made in or in connection with this Agreement   or any other Loan Document, (ii) the contents of any certificate, report, statement, agreement or   other document delivered hereunder or thereunder or in connection herewith or therewith, (iii)   the performance or observance of any of the covenants, agreements or other terms or conditions   set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability,   effectiveness or genuineness of this Agreement, any other Loan Document or any other   agreement, instrument or document or the creation, perfection or priority of any Lien purported   to be created by the Security Documents or (v) the satisfaction of any condition set forth in   Section 6 or elsewhere herein, other than to confirm receipt of items expressly required to be   delivered to such Agent. Without limiting the generality of the foregoing, the use of the term   “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is   not intended to connote any fiduciary or other implied (or express) obligations arising under   agency doctrine of any applicable law. Instead, such term is used merely as a matter of market   custom and is intended to create or reflect only an administrative relationship between   independent contracting parties.
  176            (d) Each party to this Agreement acknowledges and agrees that the   Administrative Agent may use an outside service provider for the tracking of all UCC financing   statements required to be filed pursuant to the Loan Documents and notification to the   Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that   any such service provider will be deemed to be acting at the request and on behalf of the   Borrower and the other Loan Parties. No Agent shall be liable for any action taken or not taken   by any such service provider.   10.5 Acknowledgement and Representations by Lenders. Each Lender   expressly acknowledges that none of the Agents or the Other Representatives nor any of their   officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations   or warranties to it and that no act by any Agent or any Other Representative hereafter taken,   including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to   constitute any representation or warranty by such Agent or such Other Representative to any   Lender. Each Lender further represents and warrants to the Agents, the Other Representatives   and each of the Loan Parties that it has had the opportunity to review the Lender Presentation   and each other document made available to it on the Platform in connection with this Agreement   and has acknowledged and accepted the terms and conditions applicable to the recipients thereof.   Each Lender represents to the Agents, the Other Representatives and each of the Loan Parties   that, independently and without reliance upon any Agent, the Other Representatives or any other   Lender, and based on such documents and information as it has deemed appropriate, it has made   and will make, its own appraisal of and investigation into the business, operations, property,   financial and other condition and creditworthiness of Holdings and the Borrower and the other   Loan Parties, it has made its own decision to make its Loans hereunder and enter into this   Agreement and it will make its own decisions in taking or not taking any action under this   Agreement and the other Loan Documents and, except as expressly provided in this Agreement,   neither the Agents nor any Other Representative shall have any duty or responsibility, either   initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit   or other information with respect thereto, whether coming into its possession before the making   of the Loans or at any time or times thereafter. Each Lender (other than, in the case of clause (i),   an Affiliated Lender, any Parent Entity (other than Holdings) or any Unrestricted Subsidiary)   represents to each other party hereto that (i) it is a bank, savings and loan association or other   similar savings institution, insurance company, investment fund or company or other financial   institution which makes or acquires commercial loans in the ordinary course of its business and   that it is participating hereunder as a Lender for such commercial purposes and (ii) it has the   knowledge and experience to be and is capable of evaluating the merits and risks of being a   Lender hereunder. Each Lender acknowledges and agrees to comply with the provisions of   Subsection 11.6 applicable to the Lenders hereunder.   If the Administrative Agent, in its sole discretion, determines in good faith with   respect to all or any portion of any distribution of funds made hereunder by, or on behalf of, the   Administrative Agent to any Lender or other Secured Party (x) that such distribution has been   made in error, whether such error is known to the recipient of such distribution or not, or (y) that   the recipient of such distribution is not otherwise entitled to receive such distribution under the   provisions of this Agreement at such time and in such amount from the Administrative Agent   (any such distribution, an “Erroneous Distribution”), then the relevant Lender or other Secured   Party shall forthwith on demand repay an amount equal to the Erroneous Distribution, together

  177            with interest thereon (calculated using the Base Rate) in respect of each day from and including   the date such Erroneous Distribution was made, to the Administrative Agent in same day funds.   Any good faith determination by the Administrative Agent, in its sole discretion, that all or a   portion of any distribution to a Lender or other Secured Party was an Erroneous Distribution   shall be conclusive absent manifest error. Each Lender or other Secured Party that receives an   Erroneous Distribution waives any defense of discharge for value and any other claim of   entitlement to, or in respect of, such Erroneous Distribution. Notwithstanding anything to the   contrary herein or in any other Loan Document, (x) without limiting Subsection 10.6, neither the   Borrower nor any other Loan Party shall have any obligations or liabilities directly or indirectly   arising out of this Subsection 10.5 in respect of any Erroneous Distribution and (y) nothing in   this Subsection 10.5 shall limit any party’s right of subrogation.   10.6 Indemnity; Reimbursement by Lenders. (a) To the extent that the   Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required   under Subsection 11.5 to be paid by it to the Administrative Agent (or any sub-agent thereof), or   the Collateral Agent (or any sub-agent thereof) or any Related Party of any of the foregoing   (other than through such Agent’s or Related Party’s bad faith, gross negligence or willful   misconduct as determined by a court of competent jurisdiction in a final and nonappealable   decision), each Lender severally agrees to pay ratably according to their respective Term Credit   Percentages on the date on which the applicable unreimbursed expense or indemnity payment is   sought under this Subsection 10.6 such unpaid amount (such indemnity shall be effective   whether or not the related losses, claims, damages, liabilities and related expenses are incurred or   asserted by any party hereto or any third party); provided that the unreimbursed expense or   indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by   or asserted against the Administrative Agent (or any such sub-agent) or the Collateral Agent (or   any sub-agent thereof), in their capacity as such, or against any Related Party of any of the   foregoing acting for the Administrative Agent (or any such sub-agent) or the Collateral Agent (or   any sub-agent thereof) in connection with such capacity. The obligations of the Lenders under   this Subsection 10.6 are subject to the provisions of Subsection 4.8.   (b) Any Agent shall be fully justified in failing or refusing to take any action   hereunder and under any other Loan Document (except actions expressly required to be taken by   it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction   by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason   of taking or continuing to take any such action.   (c) All amounts due under this Subsection 10.6 shall be payable not later than   three Business Days after demand therefor. The agreements in this Subsection 10.6 shall survive   the payment of the Loans and all other amounts payable hereunder.   10.7 Right to Request and Act on Instructions. (a) Each Agent may at any   time request instructions from the Lenders with respect to any actions or approvals which by the   terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to   take or to grant, and if such instructions are promptly requested, the requesting Agent shall be   absolutely entitled as between itself and the Lenders to refrain from taking any action or to   withhold any approval and shall not be under any liability whatsoever to any Lender for   refraining from any action or withholding any approval under any of the Loan Documents until it
  178            shall have received such instructions from Required Lenders or all or such other portion of the   Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender   shall have any right of action whatsoever against any Agent as a result of an Agent acting or   refraining from acting under this Agreement or any of the other Loan Documents in accordance   with the instructions of the Required Lenders (or all or such other portion of the Lenders as shall   be prescribed by this Agreement) and, notwithstanding the instructions of the Required Lenders   (or such other applicable portion of the Lenders), an Agent shall have no obligation to any   Lender to take any action if it believes, in good faith, that such action would violate applicable   law or exposes an Agent to any liability for which it has not received satisfactory   indemnification in accordance with the provisions of Subsection 10.6.   (b) Each Agent shall be entitled to rely upon, and shall not incur any liability for   relying upon, any notice, request, certificate, consent, statement, instrument, document or other   writing (including any electronic message, Internet or intranet website posting or other   distribution) believed by it to be genuine and to have been signed, sent or otherwise   authenticated by the proper Person. Each Agent also may rely upon any statement made to it   orally or by telephone and believed by it to have been made by the proper Person, and shall not   incur any liability for relying thereon. In determining compliance with any condition hereunder   to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the   Administrative Agent may presume that such condition is satisfactory to such Lender unless the   Administrative Agent shall have received notice to the contrary from such Lender prior to the   making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the   Borrower), independent accountants and other experts selected by it, and shall be entitled to rely   upon the advice of any such counsel, accountants or experts and shall not be liable for any action   taken or not taken by it in accordance with such advice.   10.8 Collateral Matters. (a) Each Lender authorizes and directs the   Administrative Agent and the Collateral Agent to enter into (x) the Security Documents, the   Base Intercreditor Agreement, any Junior Lien Intercreditor Agreement and any Other   Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (y) any   amendments, amendments and restatements, restatements or waivers of or supplements to or   other modifications to the Security Documents, the Base Intercreditor Agreement, any Junior   Lien Intercreditor Agreement and any Other Intercreditor Agreement or other intercreditor   agreements in connection with the incurrence by any Loan Party or any Subsidiary thereof of   Additional Indebtedness (each an “Intercreditor Agreement Supplement”) to permit such   Additional Indebtedness to be secured by a valid, perfected lien (with such priority as may be   designated by the Borrower or relevant Loan Party or Subsidiary, to the extent such priority is   permitted by the Loan Documents) and (z) any Incremental Commitment Amendment as   provided in Subsection 2.8 together with any escrow agreement entered into in connection   therewith, any Increase Supplement as provided in Subsection 2.8, any Lender Joinder   Agreement as provided in Subsection 2.8, any agreement required in connection with a Permitted   Debt Exchange Offer pursuant to Subsection 2.9, any Extension Amendment as provided in   Subsection 2.10, any Specified Refinancing Amendment as provided in Subsection 2.11, any   agreement required in connection with a loan modification offer pursuant to Subsection 11.1(h)   and any agreement required in connection with a repricing transaction pursuant to Subsection   11.1(i). Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will   be deemed to agree, that, except as otherwise set forth herein, any action taken by the

  179            Administrative Agent, Collateral Agent or the Required Lenders in accordance with the   provisions of this Agreement, the Security Documents, the Base Intercreditor Agreement, any   Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement, any Intercreditor   Agreement Supplement, any Incremental Commitment Amendment and any escrow agreement   entered into in connection therewith, any Increase Supplement, any Lender Joinder Agreement or   any agreement required in connection with a Permitted Debt Exchange Offer, loan modification   offer pursuant to Subsection 11.1(h) or repricing transaction pursuant to Subsection 11.1(i) or   any Extension Amendment or any Specified Refinancing Amendment and the exercise by the   Agents or the Required Lenders of the powers set forth herein or therein, together with such   other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the   Lenders. Each Lender appoints and authorizes the Collateral Agent to act as the agent of such   Lender under this Agreement and the other Loan Documents (and, in its capacity as Collateral   Agent, to hold the benefit of any security interest created by the Security Documents and/or any   asset and proceeds of any asset paid to, held by or received or recovered by it under or in   connection with the Loan Documents on trust for itself and the other Lenders according to its and   their respective interests and upon the terms and conditions set out in the relevant Loan   Documents). The Collateral Agent is hereby authorized on behalf of all of the Lenders, without   the necessity of any notice to or further consent from any Lender, from time to time, to take any   action with respect to any applicable Collateral or Security Documents which may be necessary   to perfect and maintain perfected the security interest in and liens upon the Collateral granted   pursuant to the Security Documents. Each Lender agrees that it will not have any right   individually to enforce or seek to enforce any Security Document or to realize upon any   Collateral for the Loans unless instructed to do so by the Collateral Agent, it being understood   and agreed that such rights and remedies may be exercised only by the Collateral Agent.   Notwithstanding the foregoing, each Lender expressly and irrevocably waives any right to take   or institute any actions or proceedings, judicial or otherwise, for any right or remedy or assert   any other cause of action against any Loan Party (including the exercise of any right of set-off,   rights on account of any banker’s lien or similar claim or other rights of self-help), or institute   any actions or proceedings or any other cause of action, or otherwise commence any remedial   procedures, in each case in its capacity as a Lender, against Holdings, the Borrower and/or any   of their respective Subsidiaries or any Parent Entity or IPO Vehicle with respect to any Collateral   or any other property of any such Person, without the prior written consent of the Administrative   Agent and the Required Lenders (which shall not be withheld in contravention of this Section   10); provided, that, for the avoidance of doubt, this provision may be enforced against any   Lender by the Required Lenders, the Agents or the Borrower (or any of their Affiliates) and each   Lender and the Agents expressly acknowledge that this provision shall be available as a defense   of the Borrower (or any of its Affiliates) in any action, proceeding, cause of action or remedial   procedure. The Collateral Agent may grant extensions of time for the creation and perfection of   security interests in or the obtaining of title insurance, legal opinions or other deliverables with   respect to particular assets or the provision of any guarantee by any Subsidiary (including   extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries   formed or acquired, after the Closing Date) where it determines that such action cannot be   accomplished without undue effort or expense by the time or times at which it would otherwise   be required to be accomplished by this Agreement or the Security Documents.   (b) The Lenders hereby authorize each Agent, in each case at its option and in its   discretion, (A) to release any Lien granted to or held by such Agent upon any Collateral (i) upon
  180            termination of the Commitments and payment and satisfaction of all of the Term Loan Facility   Obligations under the Loan Documents at any time arising under or in respect of this Agreement   or the Loan Documents or the transactions contemplated hereby or thereby that are then due and   unpaid, (ii) constituting property being sold or otherwise disposed of (to Persons other than the   Borrower or a Subsidiary Guarantor) upon the sale or other disposition thereof, (iii) owned by   any Guarantor that is released from its Term Loan Facility Obligations pursuant to the Parent   Guaranty or the Subsidiary Guaranty and, if applicable, the equity interests of such Guarantor or   owned by any Guarantor that ceases to be a Restricted Subsidiary that is a Wholly Owned   Domestic Subsidiary of the Borrower or constituting Excluded Assets, (iv) if approved,   authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent   required by Subsection 11.1), (v) to the extent required pursuant to the terms of any intercreditor   agreement (including the Base Intercreditor Agreement, any Junior Lien Intercreditor Agreement   and any Other Intercreditor Agreement), (vi) that at any time constitute Excluded Assets, (vii) so   long as any Cash Flow Collateral Obligations are outstanding, at any time that any Lien upon   such Collateral is (or, substantially concurrently with the release of such Collateral or if as a   result of the release of such Collateral, will be) released under any Cash Flow Collateral   Obligations (other than a release in connection with a discharge of all of the Cash Flow   Collateral Obligations (other than the Term Loan Facility Obligations)), (viii) the release of   Excess Collateral Proceeds or Excess Other Proceeds (whether in respect of any Asset   Disposition of Collateral or non-Collateral) that remain unexpended after the conclusion of an   applicable mandatory prepayment pursuant to Subsection 4.4(e)(i) or (ix) as otherwise may be   expressly provided in the relevant Security Documents, (B) to enter into any intercreditor   agreement (including the Base Intercreditor Agreement, any Junior Lien Intercreditor Agreement   and any Other Intercreditor Agreement) on behalf of, and binding with respect to, the Lenders   and their interest in designated assets, to give effect to any Special Purpose Financing, including   to clarify the respective rights of all parties in and to designated assets, (C) at the written request   of the Borrower to subordinate any Lien (or to confirm the absence of any Lien) on any   Excluded Assets or any other property granted to or held by such Agent, as the case may be   under any Loan Document to the holder of any Permitted Lien (other than Permitted Liens   securing the Obligations under the Loan Documents or that are required by the express terms of   this Agreement to be pari passu with or junior to the Liens on the Collateral securing the Term   Loan Facility Obligations pursuant to the Base Intercreditor Agreement, a Junior Lien   Intercreditor Agreement or an Other Intercreditor Agreement), (D) to release any Subsidiary   Guarantor from its Term Loan Facility Obligations under any Loan Documents to which it is a   party if such Person ceases to be a Restricted Subsidiary that is a Wholly Owned Domestic   Subsidiary of the Borrower, is released from its Term Loan Facility Obligations pursuant to the   Subsidiary Guaranty or constituting Excluded Assets and (E) to release any Lien granted to or   held by such Agent upon any ABL Priority Collateral to the extent required pursuant to the terms   of the Base Intercreditor Agreement or any Other Intercreditor Agreement. Upon request by any   Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be   prescribed by this Agreement will confirm in writing any Agent’s authority to release particular   types or items of Collateral pursuant to this Subsection 10.8.   (c) The Lenders hereby authorize the Administrative Agent and the Collateral   Agent, as the case may be, in each case at its option and in its discretion, to enter into any   amendment, amendment and restatement, restatement, waiver, supplement or modification, and   to make or consent to any filings or to take any other actions, in each case as contemplated by

  181            Subsection 11.17. Upon request by any Agent, at any time, the Required Lenders will confirm in   writing the Administrative Agent’s and the Collateral Agent’s authority under this   Subsection 10.8(c).   (d) No Agent shall have any obligation whatsoever to the Lenders to assure that   the Collateral exists or is owned by Holdings, the Borrower or any of its Restricted Subsidiaries   or is cared for, protected or insured or that the Liens granted to any Agent herein or pursuant   hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or   are entitled to any particular priority, or to exercise or to continue exercising at all or in any   manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers   granted or available to the Agents in this Subsection 10.8 or in any of the Security Documents, it   being understood and agreed by the Lenders that in respect of the Collateral, or any act, omission   or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole   discretion, given such Agent’s own interest in the Collateral as a Lender and that no Agent shall   have any duty or liability whatsoever to the Lenders, except for its gross negligence or willful   misconduct.   (e) Notwithstanding any provision herein to the contrary, any Security   Document may be amended (or amended and restated), restated, waived, supplemented or   modified as contemplated by and in accordance with either Subsection 11.1 or 11.17, as   applicable, with the written consent of the Agent party thereto and the Loan Party party thereto.   (f) The Collateral Agent may, and hereby does, appoint the Administrative   Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral   Agent’s security interest therein and for the purpose of taking such other action with respect to   the collateral as such Agents may from time to time agree.   (g) Notwithstanding the foregoing, each Lender expressly and irrevocably   agrees that it will not hinder, or direct the Agents to take any action that will hinder, the   automatic release of any security interest, Lien or Guarantee provided for by this Subsection 10.8   to the extent the Borrower determines in good faith that the applicable transaction is permitted   under this Agreement (including, without limitation, in connection with any disposition to   Persons other than the Borrower or a Subsidiary Guarantor permitted under this Agreement),   including, without limitation, any refusal to release security interests, Liens or Guarantees, return   possessory collateral, execute and/or file release documentation or take any other reasonably   requested actions to document or effectuate the release of such security interests, Liens or   Guarantees, in each case, at the Borrower’s sole cost and expense, and each Lender expressly   and irrevocably agrees that the Agents shall be authorized to, and shall, take any necessary action   to release any such security interest, Lien or Guarantee to the extent authorized to do so by this   Subsection 10.8 without any obligation or requirement to notify or obtain consent from any   Lender unless required by Subsection 11.1(a)(iii) (and the Agents shall not condition any such   actions on providing notice to, or obtaining consent from, the Lenders unless required by   Subsection 11.1(a)(iii)).   10.9 Successor Agent. Subject to the appointment of a successor as set forth   herein, (i) the Administrative Agent or the Collateral Agent may be removed by the Borrower or   the Required Lenders if the Administrative Agent, the Collateral Agent, or a controlling affiliate
  182            of the Administrative Agent or the Collateral Agent is a Defaulting Lender and (ii) the   Administrative Agent and the Collateral Agent may resign as Administrative Agent or Collateral   Agent, respectively, in each case upon ten days’ notice to the Administrative Agent, the Lenders   and the Borrower, as applicable. If the Administrative Agent or the Collateral Agent shall be   removed by the Borrower or the Required Lenders pursuant to clause (i) above or if the   Administrative Agent or the Collateral Agent shall resign as Administrative Agent or Collateral   Agent, as applicable, under this Agreement and the other Loan Documents, then the Required   Lenders shall appoint from among the Lenders a successor agent for the Lenders, which such   successor agent shall be subject to approval by the Borrower; provided that such approval by the   Borrower in connection with the appointment of any successor Administrative Agent shall only   be required so long as no Event of Default under Subsection 9.1(a), (b), (h) or (i) has occurred   and is continuing; provided further, that the Borrower shall not unreasonably withhold its   approval of any successor Administrative Agent if such successor is an Approved Commercial   Bank. Upon the successful appointment of a successor agent, such successor agent shall succeed   to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as   applicable, and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall mean   such successor agent effective upon such appointment and approval, and the former Agent’s   rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be   terminated, without any other or further act or deed on the part of such former Agent or any of   the parties to this Agreement or any holders of the Loans. After any retiring Agent’s resignation   or removal as Agent, the provisions of this Section 10 (including this Subsection 10.9) shall   inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under   this Agreement and the other Loan Documents. The fees payable by the Borrower to a successor   Administrative Agent shall be the same as those payable to its predecessor unless otherwise   agreed between the Borrower and such successor.   10.10 [Reserved].   10.11 Withholding Tax. To the extent required by any applicable law, each   Agent may withhold from any payment to any Lender an amount equivalent to any applicable   withholding tax, and in no event shall such Agent be required to be responsible for or pay any   additional amount with respect to any such withholding. If the Internal Revenue Service or any   other Governmental Authority asserts a claim that any Agent did not properly withhold tax from   amounts paid to or for the account of any Lender because the appropriate form was not delivered   or was not properly executed or because such Lender failed to notify such Agent of a change in   circumstances which rendered the exemption from or reduction of withholding tax ineffective or   for any other reason, without limiting the provisions of Subsection 4.11(a), such Lender shall   indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or   otherwise, including any penalties or interest and together with any expenses incurred and shall   make payable in respect thereof within 30 days after demand therefor. A certificate as to the   amount of such payment or liability delivered to any Lender by the Administrative Agent shall   be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to   set off and apply any and all amounts at any time owing to such Lender or such issuing lender   under this Agreement or any other Loan Document against any amount due the Administrative   Agent under this Subsection 10.11. The agreements in this Subsection 10.11 shall survive the   resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the

  183            replacement of, a Lender and the repayment, satisfaction or discharge of all other Term Loan   Facility Obligations.   10.12 Other Representatives. None of the entities identified as joint bookrunners   and joint lead arrangers pursuant to the definition of “Other Representative” contained herein,   shall have any duties or responsibilities hereunder or under any other Loan Document in its   capacity as such. Without limiting the foregoing, no Other Representative shall have nor be   deemed to have a fiduciary relationship with any Lender. At any time that any Lender serving as   an Other Representative shall have transferred to any other Person (other than any of its   affiliates) all of its interests in the Loans and in the Commitments, such Lender shall be deemed   to have concurrently resigned as such Other Representative.   10.13 Administrative Agent May File Proofs of Claim. In case of the pendency   of any Bankruptcy Proceeding or any other judicial proceeding relative to any Loan Party, the   Administrative Agent (irrespective of whether the principal of any Loan shall then be due and   payable as herein expressed or by declaration or otherwise and irrespective of whether the   Administrative Agent shall have made any demand on the Borrower) is hereby authorized by the   Lenders, by intervention in such proceeding or otherwise:   (a) to file and prove a claim for the whole amount of the principal and interest   owing and unpaid in respect of the Loans and all other Obligations that are owing and   unpaid and to file such other documents as may be necessary or advisable in order to   have the claims of the Lenders, and the Administrative Agent (including any claim for   the reasonable compensation, expenses, disbursements and advances of the Lenders, and   the Administrative Agent and their respective agents and counsel and all other amounts   due the Lenders and the Administrative Agent under Subsections 4.5 and 11.5) allowed   in such judicial proceeding;   (b) to collect and receive any monies or other property payable or deliverable   on any such claims and to distribute the same;   and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in   any such judicial proceeding is hereby authorized by each Lender to make such payments to the   Administrative Agent and, if the Administrative Agent shall consent to the making of such   payments directly to the Lenders, to pay to the Administrative Agent any amount due for the   reasonable compensation, expenses, disbursements and advances of the Administrative Agent   and its agents and counsel, and any other amounts due the Administrative Agent under   Subsections 4.5 and 11.5.   10.14 Application of Proceeds. The Lenders, the Administrative Agent and the   Collateral Agent agree, as among such parties, as follows: subject to the terms of the Base   Intercreditor Agreement, any Junior Lien Intercreditor Agreement, any Other Intercreditor   Agreement or any Intercreditor Agreement Supplement, after the occurrence and during the   continuance of an Event of Default, all amounts collected or received by the Administrative   Agent, the Collateral Agent or any Lender on account of amounts then due and outstanding   under any of the Loan Documents (the “Collection Amounts”) shall, except as otherwise   expressly provided herein, be applied as follows: first, to pay all reasonable out-of-pocket costs
  184            and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing   hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the   rights of the Agents and the Lenders under the Loan Documents (including all expenses of sale   or other realization of or in respect of the Collateral and any sums advanced to the Collateral   Agent or to preserve its security interest in the Collateral), second, to pay all reasonable out-of-   pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein)   due and owing hereunder of each of the Lenders in connection with enforcing such Lender’s   rights under the Loan Documents, third, to pay interest on Loans then outstanding; fourth, to pay   principal of Loans then outstanding and obligations under Interest Rate Agreements, Currency   Agreements, Commodities Agreements, Bank Products Agreements and Management   Guarantees permitted hereunder and secured by the Guarantee and Collateral Agreement, ratably   among the applicable Secured Parties in proportion to the respective amounts described in this   clause “fourth” payable to them, and fifth, to pay the surplus, if any, to whomever may be   lawfully entitled to receive such surplus. To the extent any amounts available for distribution   pursuant to clause “third” or “fourth” above are insufficient to pay all obligations described   therein in full, such moneys shall be allocated pro rata among the applicable Secured Parties in   proportion to the respective amounts described in the applicable clause at such time. This   Subsection 10.14 may be amended (and the Lenders hereby irrevocably authorize the   Administrative Agent to enter into any such amendment) to the extent necessary to reflect   differing amounts payable, and priorities of payments, to Lenders participating in any new   classes or tranches of loans added pursuant to Subsections 2.8, 2.10 and 2.11, as applicable.   Notwithstanding the foregoing, Excluded Obligations (as defined in the Guarantee   and Collateral Agreement) with respect to any Guarantor shall not be paid with amounts received   from such Guarantor or its assets and such Excluded Obligations shall be disregarded in any   application of Collection Amounts pursuant to the preceding paragraph.   10.15 Certain ERISA Matters.   (a) Each Lender (x) represents and warrants, as of the date such Person became   a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party   hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the   Administrative Agent and the Lead Arrangers and their respective Affiliates, and not, for the   avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least   one of the following is and will be true:   (i) such Lender is not using “plan assets” (within the meaning of   the Plan Asset Regulations) of one or more Benefit Plans in connection with the   Loans or the Commitments,   (ii) the transaction exemption set forth in one or more PTEs, such   as PTE 84-14 (a class exemption for certain transactions determined by   independent qualified professional asset managers), PTE 95-60 (a class exemption   for certain transactions involving insurance company general accounts), PTE 90-1   (a class exemption for certain transactions involving insurance company pooled   separate accounts), PTE 91-38 (a class exemption for certain transactions   involving bank collective investment funds) or PTE 96-23 (a class exemption for

  185            certain transactions determined by in-house asset managers), is applicable with   respect to such Lender’s entrance into, participation in, administration of and   performance of the Loans, the Commitments and this Agreement, and the   conditions for exemptive relief thereunder are and will continue to be satisfied in   connection therewith,   (iii) (A) such Lender is an investment fund managed by a   “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE   84-14), (B) such Qualified Professional Asset Manager made the investment   decision on behalf of such Lender to enter into, participate in, administer and   perform the Loans, the Commitments and this Agreement, (C) the entrance into,   participation in, administration of and performance of the Loans, the   Commitments and this Agreement satisfies the requirements of sub-sections (b)   through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender,   the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect   to such Lender’s entrance into, participation in, administration of and   performance of the Loans, the Commitments and this Agreement, or   (iv) such other representation, warranty and covenant as may be   agreed in writing between the Administrative Agent, in its sole discretion, and   such Lender.   (b) In addition, (I) unless sub-clause (i) in the immediately preceding clause (a)   is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender   and such Lender has not provided another representation, warranty and covenant as provided in   sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and   warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from   the date such Person became a Lender party hereto to the date such Person ceases being a Lender   party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their   respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or   any other Loan Party, that:   (i) none of the Administrative Agent, the Lead Arrangers or any   of their respective Affiliates is a fiduciary with respect to the assets of such   Lender (including in connection with the reservation or exercise of any rights by   the Administrative Agent under this Agreement, any Loan Document or any   documents related hereto or thereto),   (ii) the Person making the investment decision on behalf of such   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Commitments and this Agreement is independent   (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and   is a bank, an insurance carrier, an investment adviser, a broker-dealer or other   person that holds, or has under management or control, total assets of at least   $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
  186            (iii) the Person making the investment decision on behalf of such   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Commitments and this Agreement is capable of   evaluating investment risks independently, both in general and with regard to   particular transactions and investment strategies (including in respect of the   Obligations),   (iv) the Person making the investment decision on behalf of such   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Commitments and this Agreement is a fiduciary   under ERISA or the Code, or both, with respect to the Loans, the Commitments   and this Agreement and is responsible for exercising independent judgment in   evaluating the transactions hereunder, and   (v) no fee or other compensation is being paid directly to the   Administrative Agent, the Lead Arrangers or any of their respective Affiliates for   investment advice (as opposed to other services) in connection with the Loans, the   Commitments or this Agreement.   (c) The Administrative Agent and the Lead Arrangers hereby inform the   Lenders that each such Person is not undertaking to provide impartial investment advice, or to   give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and   that such Person has a financial interest in the transactions contemplated hereby in that such   Person or an Affiliate thereof (i) may receive interest or other payments with respect to the   Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans   or the Commitments for an amount less than the amount being paid for an interest in the Loans   or the Commitments by such Lender or (iii) may receive fees or other payments in connection   with the transactions contemplated hereby, the Loan Documents or otherwise, including   structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting   fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees,   minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees,   amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or   other early termination fees or fees similar to the foregoing.   SECTION 11      Miscellaneous   11.1 Amendments and Waivers. (a) Neither this Agreement nor any other   Loan Document, nor any terms hereof or thereof, may be amended, supplemented, modified or   waived except in accordance with the provisions of this Subsection 11.1. The Required Lenders   may, or, with the written consent of the Required Lenders, the Administrative Agent may, from   time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be,   written amendments, supplements or modifications hereto and to the other Loan Documents for   the purpose of adding any provisions to this Agreement or to the other Loan Documents or   changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or   thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the

  187            Required Lenders or the Administrative Agent, as the case may be, may specify in such   instrument, any of the requirements of this Agreement or the other Loan Documents or any   Default or Event of Default and its consequences; provided, however, that amendments,   supplements, modifications or waivers pursuant to Subsections 11.1(d) and (f) may be effected   without the consent of the Required Lenders to the extent provided therein; provided, further,   that no such waiver and no such amendment, supplement or modification shall:   (i) (A) reduce or forgive the amount or extend the scheduled date of maturity   of any Loan hereunder or of any scheduled installment thereof (including extending any   Maturity Date), (B) reduce the stated rate of any interest, commission or fee payable   hereunder (other than as a result of any waiver of the applicability of any post-default   increase in interest rates), (C) [reserved], (D) increase the Commitment of such Lender   (other than with respect to any Commitment increase pursuant to Subsection 2.8 in   respect of which such Lender has agreed to be an Incremental Lender); it being   understood that no amendment, supplement, modification or waiver of, or consent to   departure from, any condition precedent, representation, warranty, covenant, Default,   Event of Default, mandatory prepayment or mandatory reduction of the Commitments   shall constitute an increase of any Commitment of such Lender or (E) change the   currency in which any Loan is payable, in each case without the consent of each Lender   directly and adversely affected thereby (it being understood that amendments or   supplements to, or waivers or modifications of any conditions precedent, representations,   warranties, covenants, Defaults or Events of Default or of a mandatory repayment of the   Loans of all Lenders shall not constitute an extension of the scheduled date of maturity,   any scheduled installment, or the scheduled date of payment of the Loans of any Lender);   (ii) amend, modify or waive any provision of this Subsection 11.1(a) or   reduce the percentage specified in the definition of “Required Lenders”, or consent to the   assignment or transfer by the Borrower of any of its rights and obligations under this   Agreement and the other Loan Documents (other than pursuant to Subsection 8.7 or   11.6(a)), in each case without the written consent of all the Lenders;   (iii) release Guarantors accounting for all or substantially all of the value of the   Guarantee of the Term Loan Facility Obligations pursuant to the Guarantee and   Collateral Agreement, or, in the aggregate (in a single transaction or a series of related   transactions), all or substantially all of the Cash Flow Priority Collateral without the   consent of all of the Lenders, except as expressly permitted hereby or by any Security   Document (as such documents are in effect on the Closing Date or, if later, the date of   execution and delivery thereof in accordance with the terms hereof);   (iv) require any Lender to make Loans having an Interest Period of longer than   six months or shorter than one month without the consent of such Lender;   (v) amend, modify or waive any provision of Section 10 without the written   consent of the then Agents; or
  188            (vi) amend, modify or waive any provision of Subsection 10.1(a), 10.4 or   10.12 without the written consent of any Other Representative directly and adversely   affected thereby;   provided further that, notwithstanding and in addition to the foregoing, and in addition to Liens   on the Collateral that the Collateral Agent is authorized to release pursuant to Subsection 10.8(b),   the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the aggregate   not in excess of $25,000,000 in any fiscal year without the consent of any Lender.   (b) Any waiver and any amendment, supplement or modification pursuant to this   Subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties,   the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, each of   the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights   hereunder and under the other Loan Documents, and any Default or Event of Default waived   shall be deemed to be cured and not continuing; but no such waiver shall extend to any   subsequent or other Default or Event of Default, or impair any right consequent thereon.   (c) Notwithstanding any provision herein to the contrary, (x) no Defaulting   Lender shall have any right to approve or disapprove any amendment, supplement, modification,   waiver or consent hereunder or under any of the Loan Documents, except to the extent the   consent of such Lender would be required under clause (i) in the further proviso to the second   sentence of Subsection 11.1(a), (y) no Disqualified Party shall have any right to approve or   disapprove any amendment, waiver or consent hereunder or under any of the Loan Documents   and (z) no Net Short Lender shall have any right to approve or disapprove any amendment,   supplement, modification, waiver or consent hereunder or under any of the Loan Documents and   instead shall be deemed to have voted its interest as a Lender as provided in Subsection 11.1(k)   below (for the avoidance of doubt, other than a Net Short Lender that is also a Disqualified   Party, which shall be subject to the preceding clause (y)).   (d) Notwithstanding any provision herein to the contrary, this Agreement and   the other Loan Documents may be amended, supplemented, waived or otherwise modified (i) to   cure any ambiguity, mistake, omission, defect or inconsistency with the consent of the Borrower   and the Administrative Agent, (ii) in accordance with Subsection 2.8 to incorporate the terms of   any Incremental Commitments (including to add an escrow arrangement) with the written   consent of the Borrower and the Lenders providing such Incremental Commitments, (iii) in   accordance with Subsection 2.10 to effectuate an Extension with the written consent of the   Borrower and the Extending Lenders, (iv) in accordance with Subsection 2.11 to incorporate the   terms of any Specified Refinancing Facilities with the consent of the Borrower and the   applicable Specified Refinancing Lenders, (v) in accordance with Subsection 7.12, to change the   financial reporting convention, (vi) solely at the Borrower’s option, with the consent of the   Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), in   the event any mandatory prepayment or redemption provision in respect of the Net Available   Cash of Asset Dispositions included or to be included in any Incremental Commitment   Amendment or any Credit Facility Indebtedness constituting Pari Passu Indebtedness would   result in Incremental Term Loans or such Credit Facility Indebtedness, as applicable, being   prepaid or redeemed on a more than ratable basis with the Term Loans in respect of the Net   Available Cash from any such Asset Disposition prepayment to the extent such Net Available

  189            Cash is required to be applied to repay Term Loans hereunder pursuant to Subsection 4.4(e), to   provide for mandatory prepayments of the Initial Term Loans such that, after giving effect   thereto, the prepayments made in respect of such Incremental Term Loans or Credit Facility   Indebtedness, as applicable, are not on more than a ratable basis, (vii) to waive, amend or modify   this Agreement or any other Loan Document in a manner that by its terms affects the rights or   duties under this Agreement or any other Loan Document of Lenders holding Loans or   Commitments of a particular Tranche (but not the Lenders holding Loans or Commitments of   any other Tranche), by an agreement or agreements in writing entered into by the Borrower and   the requisite percentage in interest of the Lenders with respect to such Tranche that would be   required to consent thereto under this Subsection 11.1 if such Lenders were the only Lenders   hereunder at the time, (viii) to implement any changes contemplated by the definition of   “SOFR”, “Daily Simple SOFR Rate”, “Term SOFR Rate” or “Benchmark Replacement   Conforming Changes” in Subsection 1.1 hereof with the consent of the Borrower and the   Administrative Agent and (ix) to waive, amend or modify any Increase Supplement, Lender   Joinder Agreement or Incremental Commitment Amendment with the written consent of the   Borrower and the Lenders party thereto, unless as so amended or modified such Increase   Supplement, Lender Joinder Agreement or Incremental Commitment Amendment, as applicable,   would not be permitted under this Agreement. Without limiting the generality of the foregoing,   any provision of this Agreement and the other Loan Documents, including Subsection 4.4, 4.8 or   10.14 hereof, may be amended, supplemented, modified or waived as set forth in the   immediately preceding sentence pursuant to any Incremental Commitment Amendment, any   Extension Amendment or any Specified Refinancing Amendment, as the case may be, to provide   for non-pro rata borrowings and payments of any amounts hereunder as between any Tranches,   including the Term Loans, any Incremental Commitments or Incremental Loans, any Extended   Term Tranche and any Specified Refinancing Tranche, or to provide for the inclusion, as   appropriate, of the Lenders of any Extended Term Tranche, Specified Refinancing Tranche,   Incremental Commitments or Incremental Loans in any required vote or action of the Required   Lenders, the Required Majority in Interest Lenders or of the Lenders of each Tranche hereunder.   The Administrative Agent hereby agrees (if requested by the Borrower) to execute any   amendment, supplement, modification or waiver referred to in this clause (d) or an   acknowledgement thereof.   (e) Notwithstanding any provision herein to the contrary, this Agreement may   be amended (or deemed amended) or amended and restated with the written consent of the   Required Lenders, the Administrative Agent and the Borrower (x) to add one or more additional   credit facilities to this Agreement and to permit the extensions of credit from time to time   outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the   benefits of this Agreement and the other Loan Documents with the existing Facilities and the   accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding   such credit facilities in any required vote or action of the Required Lenders or of the Lenders of   each Facility hereunder and (z) to provide class protection for any additional credit facilities.   (f) Notwithstanding any provision herein to the contrary, any Security   Document may be amended (or amended and restated), restated, waived, supplemented or   modified as contemplated by Subsection 11.17 with the written consent of the Agent party   thereto and the Loan Party party thereto.
  190            (g) If, in connection with any proposed change, waiver, discharge or termination   of or to any of the provisions of this Agreement and/or any other Loan Document as   contemplated by Subsection 11.1(a), the consent of each Lender or each affected Lender, as   applicable, is required and either (x) the consent of the Required Lenders or the Required   Majority in Interest Lenders, as applicable, at such time is obtained or (y) the consent of the   Required Lenders or the Required Majority in Interest Lenders, as applicable, at such time is not   obtained, but, in each case under clause (x) or (y), the consent of one or more of such other   Lenders whose consent is required is not obtained (each such Lender, a “Non-Consenting   Lender”) then the Borrower may, on notice to, in the case of clause (x), the Administrative Agent   and any relevant Non-Consenting Lender, or, in the case of clause (y), the Administrative Agent   and every Non-Consenting Lender, (A) replace such Non-Consenting Lender by causing such   Lender to (and such Lender shall be obligated to) assign pursuant to Subsection 11.6 (with the   assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all   of its rights and obligations under this Agreement to one or more assignees; provided that neither   the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a   replacement Lender; provided, further, that the applicable assignee shall have agreed to the   applicable change, waiver, discharge or termination of this Agreement and/or the other Loan   Documents; and provided, further, that all obligations of the Borrower owing to such Non-   Consenting Lender relating to the Loans, Commitments and participations so assigned shall be   paid in full by the assignee Lender (or, at its option, by the Borrower) to such Non-Consenting   Lender concurrently with such Assignment and Acceptance, in each case, for the avoidance of   doubt, in an amount not in excess of the amount of such obligations, as applicable, or (B) so long   as no Event of Default under Subsection 9.1(a), (b), (h) or (i) then exists or will exist   immediately after giving effect to the respective prepayment, prepay the Loans of such Non-   Consenting Lender, in whole or in part, without premium or penalty. In connection with any   such replacement under this Subsection 11.1(g), if a Non-Consenting Lender that was provided   notice as set forth in the previous sentence does not execute and deliver to the Administrative   Agent a duly completed Assignment and Acceptance and/or any other documentation necessary   to reflect such replacement by the later of (a) the date on which the replacement Lender executes   and delivers such Assignment and Acceptance and/or such other documentation and (b) the date   as of which all obligations of the Borrower owing to such Non-Consenting Lender relating to the   Loans, Commitments and participations so assigned shall be paid in full by the assignee Lender   to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have   executed and delivered such Assignment and Acceptance and/or such other documentation as of   such date and the Borrower shall be entitled (but not obligated) to execute and deliver such   Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting   Lender, and the Administrative Agent shall record such assignment in the Register.   (h) Notwithstanding anything to the contrary herein, at any time and from time   to time, upon notice to the Administrative Agent (who shall promptly notify the applicable   Lenders) specifying in reasonable detail the proposed terms thereof, the Borrower may make one   or more loan modification offers to all the Lenders of any Facility that would, if and to the extent   accepted by any such Lender, (a) change the Applicable Margin and/or fees payable with respect   to the Loans and/or Commitments under such Facility (in each case solely with respect to the   Loans and Commitments of accepting Lenders in respect of which an acceptance is delivered)   and (b) treat the Loans and/or Commitments so modified as a new “Facility” and a new   “Tranche” for all purposes under this Agreement; provided that (i) such loan modification offer

  191            is made to each Lender under the applicable Facility on the same terms and subject to the same   procedures as are applicable to all other Lenders under such Facility (which procedures in any   case shall be reasonably satisfactory to the Administrative Agent) and (ii) no loan modification   shall affect the rights or duties of, or any fees or other amounts payable to, the Administrative   Agent, without its prior written consent.   (i) In connection with any amendment to this Agreement that addresses a   “repricing transaction” of any Tranche of Term Loans (each such amendment, a “Permitted   Repricing Amendment”), so long as such amendment by its terms only affects the rights or duties   under this Agreement or any other Loan Document of Lenders holding such Loans or   Commitments of such Tranche of Term Loans (but not the Lenders holding Loans or   Commitments of any other Tranche), only the consent of the requisite percentage in interest   (assuming for such determination, such Tranche is the only outstanding Tranche hereunder) of   (x) the Lenders holding such Tranche of Term Loans that will continue as a Lender in respect of   such Tranche following such Permitted Repricing Amendment and (y) any increasing Lender or   Additional Incremental Lender that provides Supplemental Term Loan Commitments to such   Tranche of Term Loans substantially concurrently with such Permitted Repricing Amendment,   shall be required.   (j) [Reserved].   (k) Notwithstanding anything to the contrary herein, in connection with any   determination as to whether the requisite Lenders have (A) consented (or not consented) to any   amendment or waiver of any provision of this Agreement or any other Loan Document or any   departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan   Document, or (C) directed or required the Administrative Agent or any Lender to undertake any   action (or refrain from taking any action) with respect to or under any Loan Document, (I) any   Lender (alone or together with its Affiliates (but subject to clause (vi) below)) (other than (x) any   Lender that is a Regulated Bank and (y) any Committed Lender, and in the case of any   Committed Lender that is not a Regulated Bank, its Affiliates) that, as a result of its (or its   Affiliates’ (but subject to clause (vi) below)) interest, whether held directly or through any   intermediary, in any total return swap, total rate of return swap, credit default swap or other   derivative contract (other than any such total return swap, total rate of return swap, credit default   swap or other derivative contract entered into pursuant to bona fide market making activities),   has a net short position with respect to either (1) the Loans and/or Commitments or (2) any other   Indebtedness and/or commitments in respect thereof of the Borrower or the other Loan Parties   (any such Indebtedness and/or commitments under this clause (2), the “Covered Indebtedness”)   (each, a “Net Short Lender”) shall have no right to vote any of its Loans and Commitments and   shall be deemed to have voted its interest as a Lender without discretion in the same proportion   as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders   (in each case unless otherwise agreed to by the Borrower) and (II) each Lender shall covenant to   provide the Borrower with such other information as the Borrower may reasonably request from   time to time in order to verify the accuracy of such Lender’s representation or warranty or   deemed representation or warranty with respect to not being a Net Short Lender, within five   Business Days of request thereof (the “Net Short Lender Verification Covenant”). For purposes   of determining whether a Lender (alone or together with its Affiliates (but subject to clause (vi)   below)) has a “net short position” on any date of determination: (i) derivative contracts with
  192            respect to the Loans and/or Commitments and/or any Covered Indebtedness and such contracts   that are the functional equivalent thereof shall be counted at the notional amount thereof in   Dollars, (ii) notional amounts in other currencies shall be converted to the dollar equivalent   thereof by such Lender in a commercially reasonable manner consistent with generally accepted   financial practices and based on the prevailing conversion rate (determined on a mid-market   basis) on the date of determination, (iii) derivative contracts in respect of an index that includes   any of the Borrower or other Loan Parties or any instrument issued or guaranteed by any of the   Borrower or other Loan Parties shall not be deemed to create a short position with respect to   either (1) the Loans and/or Commitments and/or (2) the Covered Indebtedness, so long as (x)   such index is not created, designed, administered or requested by such Lender or its Affiliates   (other than its Excluded Affiliates) and (y) the Borrower and other Loan Parties and any   instrument issued or guaranteed by any of the Borrower or other Loan Parties, collectively, shall   represent less than 5% of the components of such index, (iv) derivative transactions that are   documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit   Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a   short position with respect to either (1) the Loans and/or Commitments and/or (2) the Covered   Indebtedness if such Lender (or its Affiliates (other than its Excluded Affiliates) is a protection   buyer or the equivalent thereof for such derivative transaction and (x) the Loans and/or the   Commitments and/or any Covered Indebtedness are a “Reference Obligation” under the terms of   such derivative transaction (whether specified by name in the related documentation, included as   a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard   Reference Obligation” is specified as applicable in the relevant documentation or in any other   manner), (y) the Loans and/or the Commitments and/or any Covered Indebtedness would be a   “Deliverable Obligation” under the terms of such derivative transaction or (z) any of the   Borrower or other Loan Parties (or any of their successors) is designated as a “Reference Entity”   under the terms of such derivative transactions, (v) credit derivative transactions or other   derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to   create a short position with respect to either (1) the Loans and/or Commitments and/or (2) the   Covered Indebtedness if such transactions are functionally equivalent to a transaction that offers   such Lender or its Affiliates (other than its Excluded Affiliates) protection in respect of the   Loans and/or the Commitments and/or any Covered Indebtedness, or as to the credit quality of   any of the Borrower or other Loan Parties (or any of their successors) other than, in each case, as   part of an index so long as (x) such index is not created, designed, administered or requested by   such Lender or its Affiliates (other than its Excluded Affiliates) and (y) the Borrower and other   Loan Parties and any instrument issued or guaranteed by any of the Borrower or other Loan   Parties, collectively, shall represent less than 5% of the components of such index and (vi) in   connection with any such determination, each Lender shall either (A) reasonably inquire as to   whether its Ethically Screened Affiliates have any interest in the Loans and/or Commitments,   any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap,   credit default swap or other derivative contract, and such Ethically Screened Affiliates’ interests   therein shall only be included in determining whether such Lender (alone or together with its   Affiliates) is a Net Short Lender to the extent determined from such reasonable inquiry or (B)   provide a certification or deemed certification to the Administrative Agent and the Borrower that   such Lender is not coordinating or acting in concert with any of its Affiliates (other than any   Affiliates designated in writing by such Lender whose interests in the Loans and/or   Commitments, any such Covered Indebtedness and/or any applicable total return swap, total rate

  193            of return swap, credit default swap or other derivative contract shall be included in determining   whether such Lender is a Net Short Lender (each, a “Designated Affiliate”)) with respect to its   interest in the Loans and/or Commitments, any such Covered Indebtedness and/or any applicable   total return swap, total rate of return swap, credit default swap or other derivative contract, in   which case the interests of the Affiliates (other than any Designated Affiliates) of such Lender in   any Loans and/or Commitments, any such Covered Indebtedness and/or any applicable total   return swap, total rate of return swap, credit default swap or other derivative contract shall not be   included in determining whether such Lender is a Net Short Lender (any such Affiliate in clause   (A) or (B) above (other than any Designated Affiliates) whose Loans and/or Commitments, any   Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit   default swap or other derivative contract are not included in determining whether such Lender is   a Net Short Lender, an “Excluded Affiliate”). In connection with any such determination, each   Lender shall promptly notify the Borrower and the Administrative Agent in writing that it is a   Net Short Lender, or shall otherwise be deemed to have represented and warranted to the   Borrower and the Administrative Agent that it is not a Net Short Lender (it being understood and   agreed that the Borrower and the Administrative Agent shall be entitled to rely on each such   representation and deemed representation; provided that if such determination relates to a notice,   consent, action or direction or requirement to undertake action relating to a Default or Event of   Default, such representation or deemed representation shall be deemed repeated at all times until   the resulting Default or Event of Default is cured or ceases to exist or the Loans hereunder are   accelerated. If, in connection with any determination as to whether the requisite Lenders have   (A) consented (or not consented) to any amendment or waiver of any provision of this   Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B)   otherwise acted on any matter related to any Loan Document, or (C) directed or required the   Administrative Agent or any Lender to undertake any action (or refrain from taking any action)   with respect to or under any Loan Document, in each case relating to a Default or Event of   Default (each, a “Default Direction”), but prior to the acceleration of the Loans, the Borrower   determines in good faith that there is a reasonable basis to believe a Lender that took such action   made an incorrect representation or warranty or deemed representation or warranty with respect   to not being a Net Short Lender, or otherwise at any relevant time on or following such action   was a Net Short Lender, the Borrower delivers a certificate of a Responsible Officer to the   Administrative Agent certifying that (i) the Borrower believes in good faith that there is a   reasonable basis to believe a Lender that gave a Default Direction (x) made an incorrect   representation or warranty or deemed representation or warranty with respect to not being a Net   Short Lender, or otherwise at any relevant time on or following such action was a Net Short   Lender or (y) breached the Net Short Lender Verification Covenant and (ii) the Borrower and/or   one of its Affiliates has filed papers with a court of competent jurisdiction seeking a   determination that such Lender made an incorrect representation or warranty or deemed   representation or warranty with respect to not being a Net Short Lender, or otherwise at any   relevant time on or following such action was a Net Short Lender, and seeking to invalidate any   Default or Event of Default that resulted from such action, the cure period with respect to such   Default or Event of Default shall be automatically stayed pending a final and non-appealable   determination of a court of competent jurisdiction on such matter. If such certificate of a   Responsible Officer has been delivered to the Administrative Agent, the Administrative Agent   shall refrain from acting in accordance with such any such request, demand, authorization,   notice, consent or waiver relating to such Default or Event of Default until such time as the
  194            Borrower provides to the Administrative Agent a certificate of a Responsible Officer stating that   such Lender has satisfied its Net Short Lender Verification Covenant. If such Lender has   satisfied its Net Short Lender Verification Covenant, then the Administrative Agent shall be   permitted to act in accordance with such Default Direction.   11.2 Notices. (a) All notices, requests, and demands to or upon the respective   parties hereto to be effective shall be in writing (including facsimile or electronic mail), and,   unless otherwise expressly provided herein, shall be deemed to have been duly given or made   when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in   the case of facsimile notice or electronic mail, when sent (except that, if not given during normal   business hours for the recipient, shall be deemed to have been given at the opening of business   on the next Business Day), or, in the case of delivery by a nationally recognized overnight   courier, when received, addressed as follows in the case of the Borrower, the Administrative   Agent and the Collateral Agent, and as set forth in Schedule A in the case of the other parties   hereto, or to such other address as may be hereafter notified by the respective parties hereto and   any future holders of the Loans:   The Borrower: Cornerstone Building Brands, Inc.   5020 Weston Parkway   Cary, NC 27513   Attention: Mimi Siracusa   Facsimile: (281) 897-7379   Telephone: (713) 557-9765   Email: mimi.siracusa@cornerstone-bb.com   With copies (which shall not constitute   notice) to:   Debevoise & Plimpton LLP   919 Third Avenue   New York, New York 10022   Attention: Jeffrey E. Ross   Facsimile: (212) 909-7465   Telephone: (212) 909-6000   Email: jeross@debevoise.com   The Administrative Agent/the Collateral   Agent:   Deutsche Bank AG New York Branch   1 Columbus Circle   New York, New York 10019   Attention: Alexandra Costello   5022 Gate Parkway, Suite 200   Jacksonville, FL 32256   Telephone: (904) 645-2481   Email: alexandra.costello@db.com   provided that any notice, request or demand to or upon the Administrative Agent or the Lenders   pursuant to Subsection 4.2, 4.4 or 4.8 shall not be effective until received.

  195            (b) Without in any way limiting the obligation of any Loan Party and its   Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the   Administrative Agent may prior to receipt of written confirmation act without liability upon the   basis of such telephonic notice, believed by the Administrative Agent in good faith to be from a   Responsible Officer of a Loan Party.   (c) Loan Documents may be transmitted and/or signed by facsimile or other   electronic means (e.g., a “pdf”, “tiff” or DocuSign). The effectiveness of any such documents   and signatures shall, subject to applicable law, have the same force and effect as manually signed   originals and shall be binding on each Loan Party, each Agent and each Lender. The   Administrative Agent may also require that any such documents and signatures be confirmed by   a manually signed original thereof; provided that the failure to request or deliver the same shall   not limit the effectiveness of any facsimile or other electronic document or signature.   (d) Notices and other communications to the Lenders hereunder may be   delivered or furnished by electronic communication (including electronic mail and Internet or   intranet websites). Notices or communications posted to an Internet or intranet website shall be   deemed received upon the posting thereof.   (e) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”   NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES   WARRANT THE ACCURACY OR COMPLETENESS OF MATERIALS AND/OR   INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER HEREUNDER   (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND   EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE   BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR   STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR   A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR   FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT   PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.   (f) Each Lender may change its address, email, facsimile or telephone number   for notices and other communications hereunder by notice to the Borrower and the   Administrative Agent.   (g) All telephonic notices to and other telephonic communications with the   Administrative Agent may be recorded by the Administrative Agent, and each of the parties   hereto hereby consents to such recording.   11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in   exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy, power or   privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor   shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude   any other or further exercise thereof or the exercise of any other right, remedy, power or   privilege. The rights, remedies, powers and privileges herein provided are cumulative and not   exclusive of any rights, remedies, powers and privileges provided by law.
  196            11.4 Survival of Representations and Warranties. All representations and   warranties made hereunder and in the other Loan Documents (or in any amendment,   modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or   such other Loan Documents shall survive the execution and delivery of this Agreement and the   making of the Loans hereunder.   11.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or   reimburse the Agents and the Other Representatives for (1) all their reasonable and documented   and invoiced out-of-pocket costs and expenses incurred in connection with (i) the syndication of   the Facilities and the development, preparation, execution and delivery of, and any amendment,   supplement or modification to, this Agreement and the other Loan Documents and any other   documents prepared in connection herewith or therewith, (ii) the consummation and   administration of the transactions (including the syndication of the Initial Term Loan   Commitments) contemplated hereby and thereby and (iii) efforts to monitor the Loans and   verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of   the Collateral in accordance with the terms of the Loan Documents, and (2) the reasonable and   documented fees and disbursements of one firm of counsel, solely in its capacity as counsel to   the Administrative Agent, and such other special or local counsel (limited to one firm of counsel   in each appropriate jurisdiction), consultants, advisors, appraisers and auditors whose retention   (other than during the continuance of an Event of Default) is approved by the Borrower, (b) to   pay or reimburse each Lender, each Lead Arranger and the Agents for all their reasonable and   documented and invoiced out-of-pocket costs and expenses incurred in connection with the   enforcement of any rights under this Agreement, the other Loan Documents and any other   documents prepared in connection herewith or therewith, including the fees and disbursements of   counsel to the Agents (limited to one firm of counsel for the Agents and, if necessary, one firm   of local counsel in each appropriate jurisdiction, in each case for the Agents), (c) to pay,   indemnify or reimburse each Lender, each Lead Arranger and the Agents for, and hold each   Lender, each Lead Arranger and the Agents harmless from, any and all recording and filing fees   and any and all liabilities with respect to, or resulting from any delay in paying, any stamp,   documentary and other similar taxes, if any, which may be payable or determined to be payable   in connection with the execution, delivery or enforcement of, or consummation or administration   of any of the transactions contemplated by, or any amendment, supplement or modification of, or   any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any   such other documents, and (d) to pay, indemnify or reimburse each Lender, each Lead Arranger,   each Agent (and any sub-agent thereof) and each Related Party of any of the foregoing Persons   (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all   other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses   or disbursements of any kind or nature whatsoever (in the case of fees and disbursements of   counsel, limited to one firm of counsel for all Indemnitees and, if necessary, one firm of local   counsel in each appropriate jurisdiction, in each case for all Indemnitees (and, in the case of an   actual or perceived conflict of interest where the Indemnitee affected by such conflict informs   the Borrower of such conflict and thereafter, after receipt of the Borrower’s consent (which shall   not be unreasonably withheld), retains its own counsel, of another firm of counsel for such   affected group of Indemnitees)) arising out of or relating to any actual or prospective claim,   litigation, investigation or proceeding, whether based on contract, tort or any other theory,   brought by a third party or by the Borrower or any other Loan Party and regardless of whether   any Indemnitee is a party thereto, with respect to the execution, delivery, enforcement,

  197            performance and administration of this Agreement, the other Loan Documents and any such   other documents, including any of the foregoing relating to the use of proceeds of the Loans, the   violation of, noncompliance with or liability under, any Environmental Law applicable to the   operations of the Borrower or any of its Restricted Subsidiaries or any of the property of the   Borrower or any of its Restricted Subsidiaries (all the foregoing in this clause (d), collectively,   the “Indemnified Liabilities”), provided that the Borrower shall not have any obligation   hereunder to any Lead Arranger, any Other Representative, any Agent (or any sub-agent thereof)   or any Lender (or any Related Party of any such Lead Arranger, Other Representative, Agent (or   any sub-agent thereof) or Lender) with respect to Indemnified Liabilities arising from (i) the   gross negligence, bad faith or willful misconduct of such Lead Arranger, Other Representative,   Agent (or any sub-agent thereof) or Lender (or any Related Party of such Lead Arranger, Other   Representative, Agent (or any sub-agent thereof) or Lender), as the case may be, as determined   by a court of competent jurisdiction in a final and non-appealable decision, (ii) a material breach   of the Loan Documents by such Lead Arranger, Other Representative, Agent (or any sub-agent   thereof) or Lender (or any Related Party of such Lead Arranger, Other Representative, Agent (or   any sub-agent thereof) or Lender), as the case may be, as determined by a court of competent   jurisdiction in a final and non-appealable decision, (iii) claims against such Indemnitee or any   Related Party brought by any other Indemnitee that do not arise from an act or omission by the   Borrower or any of its Affiliates (other than claims against any Lead Arranger or Agent in its   capacity as such) or (iv) any agreement governing any settlement of claims that is effected   without the Borrower’s prior written consent (such consent not to be unreasonably withheld).   Neither the Borrower nor any Indemnitee shall be liable for any indirect, special, punitive or   consequential damages hereunder; provided that nothing contained in this sentence shall limit the   Borrower’s indemnity or reimbursement obligations under this Subsection 11.5 to the extent   such indirect, special, punitive or consequential damages are included in any third party claim in   connection with which such Indemnitee is entitled to indemnification hereunder. All amounts   due under this Subsection 11.5 shall be payable not later than 30 days after written demand   therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this Subsection   11.5 shall be submitted to the address of the Borrower set forth in Subsection 11.2, or to such   other Person or address as may be hereafter designated by the Borrower in a notice to the   Administrative Agent. Notwithstanding the foregoing, except as provided in Subsections 11.5(b)   and (c) above, the Borrower shall have no obligation under this Subsection 11.5 to any   Indemnitee with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding   imposed, levied, collected, withheld or assessed by any Governmental Authority. The   agreements in this Subsection 11.5 shall survive repayment of the Loans and all other amounts   payable hereunder.   11.6 Successors and Assigns; Participations and Assignments. (a) The   provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto   and their respective successors and assigns permitted hereby, except that (i) other than in   accordance with Subsection 8.7, the Borrower shall not assign or otherwise transfer any of its   rights or obligations hereunder without the prior written consent of each Lender (and any   attempted assignment or transfer by the Borrower without such consent shall be null and void)   and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in   accordance with Subsection 2.10(e), Subsection 4.13(d), Subsection 11.1(g) or this Subsection   11.6.
  198            (b) (i) Subject to the conditions set forth in Subsection 11.6(b)(ii) below, any   Lender other than a Conduit Lender may, in the ordinary course of business and in accordance   with applicable law, assign (other than to a Disqualified Party or any natural person) to one or   more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this   Agreement (including its Commitments and/or Loans, pursuant to an Assignment and   Acceptance) with the prior written consent of:   (A) the Borrower (in the case of an assignment of Term Loans,   such consent not to be unreasonably withheld); provided that no consent   of the Borrower shall be required for an assignment (x) of Term Loans to a   Lender, an Affiliate of a Lender or an Approved Fund; provided that if any   Lender assigns all or a portion of its rights and obligations with respect to   the Term Loans under this Agreement to one of its Affiliates in connection   with or in contemplation of the sale or other disposition of its interest in   such Affiliate, the Borrower’s prior written consent shall be required for   such assignment, and (y) if an Event of Default under Subsection 9.1(a),   (b), (h) or (i) with respect to the Borrower has occurred and is continuing,   to any other Person; and   (B) the Administrative Agent (such consent not to be   unreasonably withheld); provided that no consent of the Administrative   Agent shall be required for an assignment of Term Loans to a Lender or an   Affiliate of a Lender or an Approved Fund.   (ii) Assignments shall be subject to the following additional conditions:   (A) except in the case of an assignment to a Lender, an Affiliate   of a Lender or an Approved Fund or an assignment of the entire remaining   amount of the assigning Lender’s Commitments or Loans under any   Facility, the amount of the Commitments or Loans of the assigning Lender   subject to each such assignment (determined as of the date the Assignment   and Acceptance with respect to such assignment is delivered to the   Administrative Agent) shall be in an amount of an integral multiple of not   less than $1,000,000 in the case of Term Loans unless the Borrower and   the Administrative Agent otherwise consent, provided that (1) no such   consent of the Borrower shall be required if an Event of Default under   Subsection 9.1(a), (b), (h) or (i) with respect to the Borrower has occurred   and is continuing and (2) such amounts shall be aggregated in respect of   each Lender and its Affiliates or Approved Funds, if any;   (B) the parties to each assignment shall execute and deliver to   the Administrative Agent an Assignment and Acceptance, together with a   processing and recordation fee of $3,500 (unless waived by the   Administrative Agent in any given case); provided that for concurrent   assignments to two or more Approved Funds such assignment fee shall   only be required to be paid once in respect of and at the time of such   assignments;

  199            (C) the Assignee, if it shall not be a Lender, shall deliver to the   Administrative Agent an administrative questionnaire;   (D) any assignment of Incremental Commitments or Loans to   an Affiliated Lender shall also be subject to the requirements of   Subsections 11.6(h) and (i); and   (E) any Loans or Commitments acquired by the Borrower or   any Restricted Subsidiary shall be retired and cancelled promptly upon   acquisition thereof.   For the purposes of this Subsection 11.6, the term “Approved Fund” has the following   meaning: “Approved Fund” means any Person (other than a natural person) that is   engaged in making, purchasing, holding or investing in bank loans and similar extensions   of credit in the ordinary course and that is administered or managed by (a) a Lender, (b)   an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or   manages a Lender. Notwithstanding the foregoing, no Lender shall be permitted to make   assignments under this Agreement to any Disqualified Party, except to the extent the   Borrower has consented to such assignment in writing and any such assignment and   Disqualified Party shall be subject to the provisions of Subsection 11.6(m), except to the   extent the Borrower has otherwise expressly consented in writing.   (iii) Subject to acceptance and recording thereof pursuant to clause (b)(iv)   below, from and after the effective date specified in each Assignment and Acceptance the   Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by   such Assignment and Acceptance, have the rights and obligations of a Lender under this   Agreement, and the assigning Lender thereunder shall, to the extent of the interest   assigned by such Assignment and Acceptance, be released from its obligations under this   Agreement (and, in the case of an Assignment and Acceptance covering all of the   assigning Lender’s rights and obligations under this Agreement, such Lender shall cease   to be a party hereto but shall continue to be entitled to the benefits of (and bound by any   related obligations under) Subsections 4.10, 4.11, 4.13 and 11.5, and bound by its   continuing obligations under Subsection 11.6(m) and Subsection 11.16). Any assignment   or transfer by a Lender of rights or obligations under this Agreement that does not   comply with Subsection 2.10(e), Subsection 4.13(d), Subsection 11.1(g) or this   Subsection 11.6 shall, to the extent it would comply with Subsection 11.6(c), be treated   for purposes of this Agreement as a sale by such Lender of a participation in such rights   and obligations in accordance with clause (c) of this Subsection 11.6 (and any attempted   assignment, transfer or participation which does not comply with this Subsection 11.6   shall be null and void).   (iv) The Borrower hereby designates the Administrative Agent, and the   Administrative Agent agrees, to serve as the Borrower’s non-fiduciary agent, solely for   purposes of this Subsection 11.6, to maintain at one of its offices in New York, New   York, a copy of each Assignment and Acceptance delivered to it and a register for the   recordation of the names and addresses of the Lenders, and the Commitments of, and   interest and principal amount of the Loans owing to, each Lender pursuant to the terms
  200            hereof from time to time (the “Register”). The entries in the Register shall be conclusive   absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall   treat each Person whose name is recorded in the Register pursuant to the terms hereof as   a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the   contrary. The Register shall be available for inspection by the Borrower (and, solely with   respect to entries applicable to such Lender, any Lender), at any reasonable time and   from time to time upon reasonable prior notice. Notwithstanding the foregoing, in no   event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to   whether any Lender is an Affiliated Lender nor shall the Administrative Agent be   obligated to monitor the aggregate amount of Term Loans or Incremental Term Loans   held by Affiliated Lenders. Upon request by the Administrative Agent, the Borrower   shall use commercially reasonable efforts to (i) promptly (and in any case, not less than   five Business Days (or such shorter period as agreed to by the Administrative Agent)   prior to the proposed effective date of any amendment, consent or waiver pursuant to   Subsection 11.1) provide to the Administrative Agent, a list of, to the Borrower’s   knowledge, all Affiliated Lenders holding Loans or Commitments at the time of such   notice and (ii) not less than five Business Days (or such shorter period as agreed to by the   Administrative Agent) prior to the proposed effective date of any amendment, consent or   waiver pursuant to Subsection 11.1, provide to the Administrative Agent, a list of, to the   Borrower’s knowledge, all Affiliated Debt Funds holding Loans or Commitments at the   time of such notice.   (v) Each Lender that sells a participation shall, acting for itself and, solely for   this purpose, as non-fiduciary agent of the Borrower, maintain a register on which it   enters the name and address of each Participant and the principal amounts (and stated   interest) of each Participant’s interest in the Loans, Commitments or other obligations   under the Loan Documents (the “Participant Register”); provided that no Lender shall   have any obligation to disclose all or any portion of the Participant Register to any Person   (including the identity of any Participant or any information relating to a Participant’s   interest in any commitments, loans, letters of credit or its other obligations under any   Loan Document) except to the extent that such disclosure is necessary (x) to establish that   such commitment, loan, letter of credit or other obligation is in registered form under   Section 5f.103-1(c) of the United States Treasury Regulations or (y) for the Borrower to   enforce its rights hereunder. The entries in the Participant Register shall be conclusive   absent manifest error, and a Lender shall treat each person whose name is recorded in the   Participant Register as the owner of such participation for all purposes of this Agreement   notwithstanding any notice to the contrary.   (vi) Upon its receipt of a duly completed Assignment and Acceptance   executed by an assigning Lender (unless such assignment is being made in accordance   with Subsection 2.10(e), Subsection 4.13(d), Subsection 11.1(g), Subsection 11.6(f) or   Subsection 11.6(m)(iv) in which case the effectiveness of such Assignment and   Acceptance shall not require execution by the assigning Lender) and an Assignee, the   Assignee’s completed administrative questionnaire (unless the Assignee shall already be   a Lender hereunder), the processing and recordation fee referred to in this Subsection   11.6(b) and any written consent to such assignment required by this Subsection 11.6(b),   the Administrative Agent shall accept such Assignment and Acceptance, record the

  201            information contained therein in the Register and give prompt notice of such assignment   and recordation to the Borrower. No assignment shall be effective for purposes of this   Agreement unless it has been recorded in the Register as provided in this clause (vi).   (vii) On or prior to the effective date of any assignment pursuant to this   Subsection 11.6(b), the assigning Lender shall surrender to the Administrative Agent any   outstanding Notes held by it evidencing the Loans or Commitments, as applicable, which   are being assigned. Any Notes surrendered by the assigning Lender shall be returned by   the Administrative Agent to the Borrower marked “cancelled.”   Notwithstanding the foregoing provisions of this Subsection 11.6(b) or any other   provision of this Agreement, if the Borrower shall have consented thereto in writing in its   sole discretion, the Administrative Agent shall have the right, but not the obligation, to   effectuate assignments of Loans, Incremental Commitments and Initial Term Loan   Commitments via an electronic settlement system acceptable to the Administrative Agent   and the Borrower as designated in writing from time to time to the Lenders by the   Administrative Agent (the “Settlement Service”). At any time when the Administrative   Agent elects, in its sole discretion, to implement such Settlement Service, each such   assignment shall be effected by the assigning Lender and proposed Assignee pursuant to   the procedures then in effect under the Settlement Service, which procedures shall be   subject to the prior written approval of the Borrower and shall be consistent with the   other provisions of this Subsection 11.6(b). Each assigning Lender and proposed   Assignee shall comply with the requirements of the Settlement Service in connection   with effecting any assignment of Loans and Commitments pursuant to the Settlement   Service. Assignments and assumptions of Loans and Commitments shall be effected by   the provisions otherwise set forth herein until the Administrative Agent notifies the   Lenders of the Settlement Service as set forth herein. The Borrower may withdraw its   consent to the use of the Settlement Service at any time upon notice to the Administrative   Agent, and thereafter assignments and assumptions of the Loans and Commitments shall   be effected by the provisions otherwise set forth herein. Notwithstanding the foregoing,   it is understood and agreed that the Administrative Agent shall have the right, but not the   obligation, to effectuate assignments of Loans and Commitments via the ClearPar   electronic settlement system pursuant to procedures consistent with this Subsection   11.6(b), including execution and delivery of the Assignment and Acceptance (it being   understood that such execution and delivery may be by way of electronic signature) by   the parties to the assignment.   Furthermore, no Assignee, which as of the date of any assignment to it pursuant to   this Subsection 11.6(b) would be entitled to receive any greater payment under   Subsection 4.10, 4.11 or 11.5 than the assigning Lender would have been entitled to   receive as of such date under such Subsections with respect to the rights assigned (except   to the extent such entitlement to receive a greater payment results from a Change in Law   that occurs after such date), shall notwithstanding anything to the contrary in this   Agreement be entitled to receive such greater payments unless the assignment was made   after an Event of Default under Subsection 9.1(a), (b), (h) or (i) has occurred and is   continuing or the Borrower has expressly consented in writing to waive the benefit of this   provision at the time of such assignment.
  202            (c) (i) Any Lender other than a Conduit Lender may, in the ordinary course of   its business and in accordance with applicable law, without the consent of the Borrower or the   Administrative Agent, sell participations (other than to any Disqualified Party or a natural   person) to one or more banks or other entities (a “Participant”) in all or a portion of such   Lender’s rights and obligations under this Agreement (including all or a portion of its Initial   Term Loan Commitments, Incremental Commitments, Extended Term Tranches and the Loans   owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain   unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the   performance of such obligations, (C) such Lender shall remain the holder of any such Loan for   all purposes under this Agreement and the other Loan Documents, (D) the Borrower, the   Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender   in connection with such Lender’s rights and obligations under this Agreement, (E) [reserved], (F)   from time to time upon the reasonable request of the Borrower, each Lender shall provide the   Borrower a list of all outstanding voting participations in the Term Loans that such Lender has   sold and (G) in the case of any participation to a Permitted Affiliated Assignee, such   participation shall be governed by the provisions of Subsection 11.6(h)(ii) to the same extent as   if each reference therein to an assignment of a Loan were to a participation of a Loan and the   references to Affiliated Lender were to such Permitted Affiliated Assignee in its capacity as a   participant. Any agreement pursuant to which a Lender sells such a participation shall provide   that such Lender shall retain the sole right to enforce this Agreement and to approve any   amendment, supplement, modification or waiver of any provision of this Agreement; provided   that such agreement may provide that such Lender will not, without the consent of the   Participant, agree to any amendment, supplement, modification or waiver that (1) requires the   consent of each Lender directly affected thereby pursuant to clause (i) or (iii) of the second   proviso to the second sentence of Subsection 11.1(a) and (2) directly affects such Participant.   Subject to Subsection 11.6(c)(ii), the Borrower agrees that each Participant shall be entitled to   the benefits of (and shall have the related obligations under) Subsections 4.10, 4.11, 4.13 and   11.5 to the same extent as if it were a Lender and had acquired its interest by assignment   pursuant to Subsection 11.6(b). To the extent permitted by law, each Participant also shall be   entitled to the benefits of Subsection 11.7(b) as though it were a Lender, provided that such   Participant shall be subject to Subsection 11.7(a) as though it were a Lender. Notwithstanding   the foregoing, no Lender shall be permitted to sell or maintain a participation under this   Agreement to or with any Disqualified Party and any participation to a Person that is or at any   time becomes a Disqualified Party shall be null and void, except to the extent the Borrower has   expressly consented to such participation in writing; provided that if any such participation by a   Lender is subject to a sub-participation by such Disqualified Party to a Person that is not a   Disqualified Party or natural person, and such sub-participation if made as a participation   directly by such Lender would comply with Subsection 11.6, such sub-participant shall have the   right to assume all of the rights and obligations of such Disqualified Party under such   participation and thereby become a Participant hereunder in substitution for such Disqualified   Party (it being understood that such sub-participant shall, prior to the effectiveness of such   assumption, provide to such Lender that sold or maintained such participation all documentation   and information as is reasonably required by such Lender pursuant to “know your customer” and   anti-money laundering rules and regulations and execute and deliver an appropriate assumption   agreement to effect such substitution on terms and conditions mutually agreed between such sub-   participant and such Lender, and such Disqualified Party shall thereupon be deemed to have

  203            executed and delivered such assumption agreement). Any such participation and Disqualified   Party not permitted prior to the foregoing sentence shall be subject to the provisions of   Subsection 11.6(m), except to the extent the Borrower has otherwise expressly consented in   writing. Any attempted participation which does not comply with Subsection 11.6 shall be null   and void.   (ii) No Loan Party shall be obligated to make any greater payment under   Subsection 4.10, 4.11 or 11.5 than it would have been obligated to make in the absence of   any participation, unless the sale of such participation is made with the prior written   consent of the Borrower and the Borrower expressly waives the benefit of this provision   at the time of such participation. Any Participant that is not incorporated under the laws   of the United States of America or a state thereof shall not be entitled to the benefits of   Subsection 4.11 unless such Participant complies with Subsection 4.11(b) and provides   the forms and certificates referenced therein to the Lender that granted such participation.   (d) Any Lender, without the consent of the Borrower or the Administrative   Agent, may at any time pledge or assign a security interest in all or any portion of its rights under   this Agreement to secure obligations of such Lender, including any pledge or assignment to   secure obligations to a Federal Reserve Bank or central bank of a member state of the European   Union, and this Subsection 11.6 shall not apply to any such pledge or assignment of a security   interest; provided that no such pledge or assignment of a security interest shall release a Lender   from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such   pledgee or Assignee for such Lender as a party hereto.   (e) No assignment or participation made or purported to be made to any   Assignee or Participant shall be effective without the prior written consent of the Borrower if it   would require the Borrower to make any filing with any Governmental Authority or qualify any   Loan or Note under the laws of any jurisdiction, and the Borrower shall be entitled to request and   receive such information and assurances as it may reasonably request from any Lender or any   Assignee or Participant to determine whether any such filing or qualification is required or   whether any assignment or participation is otherwise in accordance with applicable law.   (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of   the Loans it may have funded hereunder to its designating Lender without the consent of the   Borrower or the Administrative Agent and without regard to the limitations set forth in   Subsection 11.6(b). The Borrower, each Lender and the Administrative Agent hereby confirms   that it will not institute against a Conduit Lender or join any other Person in instituting against a   Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or   liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one   year and one day after the payment in full of the latest maturing commercial paper note issued by   such Conduit Lender; provided, however, that each Lender designating any Conduit Lender   hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost,   damage or expense arising out of its inability to institute such a proceeding against such Conduit   Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any   claim received from the Borrower pursuant to this Subsection 11.6(f) within 30 Business Days of   receipt of a certificate from a Responsible Officer of the Borrower specifying in reasonable detail   the cause and amount of the loss, cost, damage or expense in respect of which the claim is being
  204            asserted, which certificate shall be conclusive absent manifest error. Without limiting the   indemnification obligations of any indemnifying Lender pursuant to this Subsection 11.6(f), in   the event that the indemnifying Lender fails timely to compensate the Borrower for such claim,   any Loans held by the relevant Conduit Lender shall, if requested by the Borrower, be assigned   promptly to the Lender that administers the Conduit Lender and the designation of such Conduit   Lender shall be void.   (g) If the Borrower wishes to replace the Loans under any Facility with ones   having different terms, it shall have the option, with the consent of the Administrative Agent and   subject to at least three Business Days’ (or such shorter period as agreed to by the Administrative   Agent in its reasonable discretion) advance notice to the Lenders under such Facility, instead of   prepaying the Loans to be replaced, to (i) require the Lenders under such Facility to assign such   Loans to the Administrative Agent or its designees and (ii) amend the terms thereof in   accordance with Subsection 11.1. Pursuant to any such assignment, all Loans to be replaced   shall be purchased at par (allocated among the Lenders under such Facility in the same manner   as would be required if such Loans were being optionally prepaid by the Borrower),   accompanied by payment of any accrued interest and fees thereon. By receiving such purchase   price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans   under such Facility pursuant to the terms of the form of the Assignment and Acceptance, the   Administrative Agent shall record such assignment in the Register and accordingly no other   action by such Lenders shall be required in connection therewith. The provisions of this clause   (g) are intended to facilitate the maintenance of the perfection and priority of existing security   interests in the Collateral during any such replacement.   (h) (i) Notwithstanding anything to the contrary contained herein, (x) any   Lender may, at any time, assign all or a portion of its rights and obligations under this   Agreement in respect of its Loans or Commitments to any Parent Entity, the Borrower, any   Subsidiary or an Affiliated Lender and (y) any Parent Entity, the Borrower and any Subsidiary   may, from time to time, purchase or prepay Loans, in each case, on a non-pro rata basis through   (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance   with customary procedures to be agreed between the Borrower and the Administrative Agent (or   other applicable agent managing such auction); provided that (A) any such Dutch auction by the   Borrower or its Subsidiaries shall be made in accordance with Subsection 4.4(l) and (B) any such   Dutch auction by any Parent Entity shall be made on terms substantially similar to Subsection   4.4(l) or on other terms to be agreed between such Parent Entity and the Administrative Agent   (or other applicable agent managing such auction) or (2) open market or other privately   negotiated purchases; provided further that:   (1) such Affiliated Lender and such other Lender shall execute and   deliver to the Administrative Agent an assignment agreement substantially in the   form of Exhibit K hereto (an “Affiliated Lender Assignment and Assumption”)   and the Administrative Agent shall record such assignment in the Register;   (2) at the time of such assignment after giving effect to such   assignment, the aggregate principal amount of all Term Loans held (or   participated in) by Affiliated Lenders that are not Affiliated Debt Funds shall not

  205            exceed 25.0% of the aggregate principal amount of all Term Loans outstanding   under this Agreement; and   (3) (x) any such Loans or Commitments acquired by the Borrower or a   Restricted Subsidiary shall be retired or cancelled promptly upon the acquisition   thereof and (y) any such Term Loans acquired by an Affiliated Lender may, with   the consent of the Borrower, be contributed to the Borrower, whether through a   Parent Entity or otherwise, and exchanged for debt or equity securities of the   Borrower or such Parent Entity that are otherwise permitted to be issued at such   time pursuant to the terms of this Agreement, so long as any Term Loans so   acquired by the Borrower shall be retired and cancelled promptly upon the   acquisition thereof.   (ii) Notwithstanding anything to the contrary in this Agreement, no Affiliated   Lender that is not an Affiliated Debt Fund shall have any right to (A) attend (including by   telephone) any meeting or discussions (or portion thereof) among the Administrative   Agent or any Lender to which representatives of the Loan Parties are not invited, (B)   receive any information or material prepared by the Administrative Agent or any Lender   or any communication by or among the Administrative Agent and/or one or more   Lenders, except to the extent such information or materials have been made available to   the Borrower or its representatives or (C) receive advice of counsel to the Administrative   Agent, the Collateral Agent or any other Lender or challenge their attorney client   privilege.   (iii) Notwithstanding anything in Subsection 11.1 or the definitions of   “Required Lenders” and “Required Majority in Interest Lenders” to the contrary, for   purposes of determining whether the Required Lenders or the Required Majority in   Interest Lenders, as applicable, have (A) consented (or not consented) to any amendment   or waiver of any provision of this Agreement or any other Loan Document or any   departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any   Loan Document, or (C) directed or required the Administrative Agent or any Lender to   undertake any action (or refrain from taking any action) with respect to or under any   Loan Document, an Affiliated Lender that is not an Affiliated Debt Fund shall be deemed   to have voted its interest as a Lender without discretion in the same proportion as the   allocation of voting with respect to such matter by Lenders who are not such Affiliated   Lenders; provided that, (I) to the extent Lenders are being compensated by the Borrower   for consenting to an amendment, supplement, modification, waiver or any other action,   each Affiliated Lender who has been deemed to have voted its Loans in accordance with   this Subsection 11.6(h)(iii) shall be entitled to be compensated on the same basis as each   consenting Lender as if it had voted all of its Loans in favor of the applicable   amendment, supplement, modification, waiver or other action; and (II) no amendment,   supplement, modification, waiver, consent or other action with respect to any Loan   Document shall deprive such Affiliated Lender of its ratable share of any payments of   Loans of any class to which such Affiliated Lender is entitled under the Loan Documents   without such Affiliated Lender providing its consent; provided, further, that such   Affiliated Lender shall have the right to approve any amendment, supplement,   modification, waiver or consent that (x) disproportionately and adversely affects such
  206            Affiliated Lender in its capacity as a Lender or affects such Affiliated Lender differently   in its capacity as a Lender than other Lenders or (y) is of the type described in   Subsections 11.1(a)(i) through (x) (other than subclause (v) and (vi)); and in furtherance   of the foregoing, (x) the Affiliated Lender agrees to execute and deliver to the   Administrative Agent any instrument reasonably requested by the Administrative Agent   to evidence the voting of its interest as a Lender in accordance with the provisions of this   Subsection 11.6(h)(iii); provided that if the Affiliated Lender fails to promptly execute   such instrument such failure shall in no way prejudice any of the Administrative Agent’s   rights under this Subsection 11.6(h)(iii) and (y) the Administrative Agent is hereby   appointed (such appointment being coupled with an interest) by such Affiliated Lender as   such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of   such Affiliated Lender and in the name of such Affiliated Lender, from time to time in   the Administrative Agent’s discretion to take any action and to execute any instrument   that the Administrative Agent may deem reasonably necessary to carry out the provisions   of this Subsection 11.6(h)(iii).   (iv) Each Affiliated Lender that is not an Affiliated Debt Fund, solely in its   capacity as a Lender, hereby agrees, and each Affiliated Lender Assignment and   Assumption agreement shall provide a confirmation that, if any of Holdings, the   Borrower or any Restricted Subsidiary shall be subject to any voluntary or involuntary   bankruptcy, reorganization, insolvency or liquidation proceeding (each, a “Bankruptcy   Proceeding”), (i) such Affiliated Lender shall not take any step or action in such   Bankruptcy Proceeding to object to, impede, or delay the exercise of any right or the   taking of any action by the Administrative Agent (or the taking of any action by a third   party that is supported by the Administrative Agent) in relation to such Affiliated   Lender’s claim with respect to its Term Loans (“Claim”) (including objecting to any   debtor in possession financing, use of cash collateral, grant of adequate protection, sale or   disposition, compromise, or plan of reorganization) so long as such Affiliated Lender in   its capacity as a Lender is treated in connection with such exercise or action on the same   or better terms as the other Lenders and (ii) (with respect to any matter requiring the vote   of Lenders during the pendency of a Bankruptcy Proceeding (including voting on any   plan of reorganization), the Term Loans held by such Affiliated Lender (and any Claim   with respect thereto) shall be deemed to be voted in accordance with Subsection   11.6(h)(iii) above so long as such Affiliated Lender in its capacity as a Lender is treated   in connection with the exercise of such right or taking of such action on the same or   better terms as other Lenders. For the avoidance of doubt, the Lenders and each   Affiliated Lender that is not an Affiliated Debt Fund agree and acknowledge that the   provisions set forth in this Subsection 11.6(h)(iv) and the related provisions set forth in   each Affiliated Lender Assignment and Assumption constitute a “subordination   agreement” as such term is contemplated by, and utilized in, Section 510(a) of the United   States Bankruptcy Code, and, as such, it is their intention that this Subsection 11.6(h)(iv)   would be enforceable for all purposes in any case where Holdings, the Borrower or any   Restricted Subsidiary has filed for protection under any law relating to bankruptcy,   insolvency or reorganization or relief of debtors applicable to Holdings, the Borrower or   such Restricted Subsidiary, as applicable. Each Affiliated Lender that is not an Affiliated   Debt Fund hereby irrevocably appoints the Administrative Agent (such appointment   being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full

  207            authority in the place and stead of such Affiliated Lender and in the name of such   Affiliated Lender (solely in respect of Loans, Commitments and participations therein   and not in respect of any other claim or status such Affiliated Lender may otherwise   have), from time to time in the Administrative Agent’s discretion to take any action and   to execute any instrument that the Administrative Agent may deem reasonably necessary   to carry out the provisions of this Subsection 11.6(h)(iv).   (v) Each Lender making an assignment to, or taking an assignment from, an   Affiliated Lender acknowledges and agrees that in connection with such assignment, (1)   such Affiliated Lender then may have, and later may come into possession of Excluded   Information, (2) such Lender has independently and, without reliance on the Affiliated   Lender, Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any   of their respective Affiliates, has made its own analysis and determination to enter into   such assignment notwithstanding such Lender’s lack of knowledge of the Excluded   Information and (3) none of Holdings, the Borrower, its Subsidiaries, the Administrative   Agent, or any of their respective Affiliates shall have any liability to such Lender, and   such Lender hereby waives and releases, to the extent permitted by law, any claims such   Lender may have against Holdings, the Borrower, its Subsidiaries, the Administrative   Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to   the nondisclosure of the Excluded Information. Each Lender entering into such an   assignment further acknowledges that the Excluded Information may not be available to   the Administrative Agent or the other Lenders.   (i) Notwithstanding anything to the contrary in this Agreement, Subsection 11.1   or the definitions of “Required Lenders” and “Required Majority in Interest Lenders” (x) with   respect to any assignment or participation to or by an Affiliated Debt Fund, such assignment or   participation shall be made pursuant to an open market or other privately negotiated purchase   and (y) for purposes of determining whether the Required Lenders or the Required Majority in   Interest Lenders, as applicable, have (i) consented (or not consented) to any amendment,   supplement, modification, waiver, consent or other action with respect to any of the terms of any   Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any   matter related to any Loan Document or (iii) directed or required the Administrative Agent,   Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with   respect to or under any Loan Document, all Loans and/or Commitments held by Affiliated Debt   Funds may not account for more than 49.9% of the Loans and/or Commitments of consenting   Lenders included in determining whether the Required Lenders or the Required Majority in   Interest Lenders, as applicable, have consented to any action pursuant to Subsection 11.1.   (j) Notwithstanding the foregoing provisions of this Subsection 11.6, nothing in   this Subsection 11.6 is intended to or should be construed to limit the Borrower’s right to prepay   the Loans as provided hereunder, including under Subsection 4.4.   (k) [Reserved].   (l) [Reserved].
  208            (m) (i) Notwithstanding anything contained in this Agreement or any other Loan   Document to the contrary, if any Lender or Participant at any time is or becomes a Disqualified   Party, then for so long as such Lender or Participant shall be a Disqualified Party, the provisions   of this Subsection 11.6(m) shall apply with respect to such Disqualified Party unless the   Borrower shall have otherwise expressly consented in writing in its sole discretion (and   regardless of whether the Borrower shall have consented to any assignment or participation to   such Lender or Participant).   (ii) Any Disqualified Party shall be bound by the provisions of, but shall not   have any rights or remedies or be a beneficiary (whether as a Lender, a Participant or   otherwise) under or with respect to, this Agreement or any other Loan Document.   Without limiting the foregoing, a Disqualified Party (1) shall not be entitled to and shall   have no right to receive any payment in respect of principal (other than with respect to   payments of principal on the Maturity Date for the applicable Tranche), interest, fees,   costs, expenses or any other amount under or in respect of any Loan Document, including   but not limited to pursuant to Subsection 2.2, 4.1, 4.4, 4.5, 4.8, 4.10, 4.11, 11.5, 11.6(c) or   11.7 of this Agreement, Subsection 9.4 of the Guarantee and Collateral Agreement or any   similar provision of any other Loan Document, and (2) shall be deemed not to be (w) a   Secured Party (as defined in the Guarantee and Collateral Agreement or any other   applicable Security Document) under or in respect of any Loan Document, (x) a Cash   Flow Secured Party (as defined in the Base Intercreditor Agreement) under or in respect   of the Base Intercreditor Agreement, (y) an Original Senior Lien Creditor (as defined in   any Junior Lien Intercreditor Agreement) under or in respect of such Junior Lien   Intercreditor Agreement or (z) the analogous party under or in respect of any Other   Intercreditor Agreement. No fees or interest shall accrue for the account of a   Disqualified Party (except solely for interest payable to a permitted assignee thereof   following an assignment to such assignee (1) pursuant to and as expressly provided in   Subsection 11.6(b) and (2) pursuant to and as expressly provided in Subsection   11.6(m)(iv) below).   (iii) No Disqualified Party shall have any right to approve, disapprove or   consent to any amendment, supplement, waiver or modification of this Agreement or any   other Loan Document or any term hereof or thereof. In determining whether the requisite   Lender or Lenders have consented to any such amendment, supplement, waiver or   modification, and in determining the Required Lenders or the Required Majority in   Interest Lenders for any purpose under or in respect of any Loan Document, any Lender   that is a Disqualified Party (and the Loans and/or Commitments of such Disqualified   Party) shall be excluded and disregarded. Each such amendment, supplement, waiver or   modification shall be binding and effective as to each Disqualified Party.   (iv) The Borrower shall have the right (A) at the sole expense of any Lender   that is a Disqualified Party and/or the Person that assigned its Commitments and/or Loans   to such Disqualified Party, to seek to replace or terminate such Disqualified Party as a   Lender by causing such Lender to (and such Lender shall be obligated to) assign any or   all of its Commitments and/or Loans and its rights and obligations under this Agreement   to one or more assignees (which may, at the Borrower’s sole option, be or include any   Parent Entity, the Borrower or any Subsidiary); provided that (1) the Administrative

  209            Agent shall not have any obligation to the Borrower to find such a replacement Lender,   (2) the Borrower shall not have any obligation to such Disqualified Party or any other   Person to find such a replacement Lender or accept or consent to any such assignment to   itself or any other Person and (3) the assignee (or, at its option, the Borrower) shall pay to   such Disqualified Party concurrently with such assignment an amount (which payment   shall be deemed payment in full) equal to the lesser of (x) the face principal amount of   the Loans so assigned, (y) the amount that such Disqualified Party paid to acquire such   Commitments and/or Loans, and (z) the most recently available quoted price for such   Commitments and/or Loans (as determined by the Borrower in good faith, which   determination shall be conclusive, the “Trading Price”), in each case without interest   thereon (it being understood that if the effective date of such assignment is not an Interest   Payment Date, such assignee shall be entitled to receive on the next succeeding Interest   Payment Date interest on the principal amount of the Loans so assigned that has accrued   and is unpaid from the Interest Payment Date last preceding such effective date (except as   may be otherwise agreed between such assignee and the Borrower)), or (B) to prepay any   Loans held by such Disqualified Party, in whole or in part, by paying an amount (which   payment shall be deemed payment in full) equal to the lesser of (x) the face principal   amount of the Loans so prepaid, (y) the amount that such Disqualified Party paid to   acquire such Loans, and (z) the Trading Price for such Loans (in each case without   interest thereon), and if applicable, terminate the Commitments of such Disqualified   Party, in whole or in part (provided that, in the case of any Disqualified Party pursuant to   clause (iii)(c) of the definition thereof, each Participant that has a participation in the   Commitments and/or Loans of such Disqualified Party shall be provided a bona fide and   reasonable opportunity to be assigned the Commitments and/or Loans in accordance with   clause (A) above in an aggregate amount equal to no less than the aggregate principal   amount of such participation). In connection with any such replacement, (1) if the   Disqualified Party does not execute and deliver to the Administrative Agent a duly   completed Assignment and Acceptance and/or any other documentation necessary or   appropriate (in the good faith determination of the Administrative Agent or the Borrower,   which determination shall be conclusive) to reflect such replacement by the later of (a)   the date on which the replacement Lender executes and delivers such Assignment and   Acceptance and/or such other documentation and (b) the date as of which the   Disqualified Party shall be paid by the assignee Lender (or, at its option, the Borrower)   the amount required pursuant to Subsection 11.6(m)(iv)(B), then such Disqualified Party   shall be deemed to have executed and delivered such Assignment and Acceptance and/or   such other documentation as of such date and the Borrower shall be entitled (but not   obligated) to execute and deliver such Assignment and Acceptance and/or such other   documentation on behalf of such Disqualified Party, and the Administrative Agent shall   record such assignment in the Register, (2) each Lender (whether or not then a party   hereto) agrees to disclose to the Borrower the amount that the applicable Disqualified   Party paid to acquire Commitments and/or Loans from such Lender and (3) each Lender   that is a Disqualified Party agrees to disclose to the Borrower the amount it paid to   acquire the Commitments and/or Loans held by it.   (v) No Disqualified Party (whether as a Lender, a Participant or otherwise)   shall have any right to (A) receive any information or material made available to any   Lender or the Administrative Agent hereunder or under any other Loan Document, (B)
  210            have access to any Internet or intranet website to which any of the Lenders and the   Administrative Agent have access (whether a commercial, third-party or other website or   whether sponsored by the Administrative Agent, the Borrower or otherwise), (C) attend   (including by telephone) or otherwise participate in any meeting or discussions (or   portions thereof) among or with any of the Borrower, the Administrative Agent and/or   one or more Lenders, (D) receive any information or material prepared by the Borrower,   the Administrative Agent and/or one or more Lenders or (E) receive advice of counsel to   the Administrative Agent, the Collateral Agent or any other Lender or challenge their   attorney client privilege. Any Disqualified Party shall not solicit or seek to obtain any   such information or material. If at any time any Disqualified Party receives or possesses   any such information or material, such Disqualified Party shall (1) notify the Borrower as   soon as possible that such information or material has become known to it or came into   its possession, (2) immediately return to the Borrower or, at the option of the Borrower,   destroy (and confirm to the Borrower such destruction) such information or material,   together with any notes, analyses, compilations, forecasts, studies or other documents   related thereto which it or its advisors prepared and (3) keep such information or material   confidential and shall not utilize such information or material for any purpose. Each   Lender (whether or not then a party hereto) agrees to notify the Borrower as soon as   possible if it becomes aware that (x) it made an assignment to or has a participation with   a Disqualified Party or (y) any such Disqualified Party has received any such information   of materials.   (vi) The rights and remedies of the Borrower provided herein are cumulative   and are not exclusive of any other rights and remedies provided to the Borrower at law or   in equity, and the Borrower shall be entitled to pursue any remedy available to it against   any Lender that has (or has purported to have) made an assignment or sold or maintained   a participation to or with a Disqualified Party or against any Disqualified Party. In no   event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to   whether (x) any Lender is a Net Short Lender or (y) any prospective assignee pursuant to   Subsection 11.6(b) is a Disqualified Party or have any liability with respect to or arising   out of any assignment or participation of Loans by the Lenders or disclosure of   confidential information by the Lenders, in each case, to any Disqualified Party; provided   that, unless the Borrower has expressly consented in writing to an assignment to an   applicable Disqualified Party, this sentence shall not relieve the Administrative Agent of   any liability arising from the bad faith, gross negligence or willful misconduct of the   Administrative Agent (as determined by a court of competent jurisdiction in a final and   non-appealable decision).   (vii) Notwithstanding any other provision of this Agreement, any other Loan   Document, any Assignment and Acceptance or any other document, the provisions of this   Subsection 11.6(m) shall apply and survive with respect to each Lender, Participant and   Disqualified Party notwithstanding that any such Person may have ceased to be a Lender   or Participant (or any purported participation to any such Disqualified Party shall be   void) hereunder or this Agreement may have been terminated.   11.7 Adjustments; Set-off; Calculations; Computations. (a) If any Lender (a   “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest

  211            thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-   off, pursuant to events or proceedings of the nature referred to in Subsection 9.1(h) or (i), or   otherwise (except pursuant to Subsection 2.8, 2.9, 2.10, 2.11, 4.4, 4.5(b), 4.9, 4.10, 4.11, 4.13(d),   11.1(g) or 11.6)), in a greater proportion than any such payment to or collateral received by any   other Lender, if any, in respect of such other Lender’s Loans owing to it, or interest thereon, such   Benefited Lender shall purchase for cash from the other Lenders an interest (by participation,   assignment or otherwise) in such portion of each such other Lender’s Loans owing to it, or shall   provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as   shall be necessary to cause such Benefited Lender to share the excess payment or benefits of   such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any   portion of such excess payment or benefits is thereafter recovered from such Benefited Lender,   such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of   such recovery, but without interest.   (b) In addition to any rights and remedies of the Lenders provided by law, each   Lender shall have the right, without prior notice to the Borrower, any such notice being expressly   waived by the Borrower to the extent permitted by applicable law, upon the occurrence of an   Event of Default under Subsection 9.1(b) to set-off and appropriate and apply against any   amount then due and payable under Subsection 9.1(b) by the Borrower any and all deposits   (general or special, time or demand, provisional or final), in any currency, and any other credits,   indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or   contingent, matured or unmatured, at any time held or owing by such Lender or any branch or   agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly   to notify the Borrower and the Administrative Agent after any such set-off and application made   by such Lender, provided that the failure to give such notice shall not affect the validity of such   set-off and application.   11.8 Judgment. (a) If, for the purpose of obtaining or enforcing judgment   against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any   other currency (such other currency being hereinafter in this Subsection 11.8 referred to as the   “Judgment Currency”) an amount due under any Loan Document in any currency (the   “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the   rate of exchange prevailing on the Business Day immediately preceding the date of actual   payment of the amount due, in the case of any proceeding in the courts of any other jurisdiction   that will give effect to such conversion being made on such date, or the date on which the   judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the   applicable date as of which such conversion is made pursuant to this Subsection 11.8 being   hereinafter in this Subsection 11.8 referred to as the “Judgment Conversion Date”).   (b) If, in the case of any proceeding in the court of any jurisdiction referred to in   Subsection 11.8(a), there is a change in the rate of exchange prevailing between the Judgment   Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan   Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be   necessary to ensure that the amount actually received in the Judgment Currency, when converted   at the rate of exchange prevailing on the date of payment, will produce the amount of the   Obligation Currency which could have been purchased with the amount of the Judgment   Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the
  212            Judgment Conversion Date. Any amount due from any Loan Party under this Subsection 11.8(b)   shall be due as a separate debt and shall not be affected by judgment being obtained for any other   amounts due under or in respect of any of the Loan Documents.   (c) The term “rate of exchange” in this Subsection 11.8 means the rate of   exchange at which the Administrative Agent, on the relevant date at or about 12:00 noon, New   York City time, would be prepared to sell, in accordance with its normal course foreign currency   exchange practices, the Obligation Currency against the Judgment Currency.   11.9 Counterparts. This Agreement may be executed by one or more of the   parties to this Agreement on any number of separate counterparts (including by facsimile and   other electronic transmission), and all of such counterparts taken together shall be deemed to   constitute one and the same instrument. A set of the copies of this Agreement signed by all the   parties shall be delivered to the Borrower and the Administrative Agent.   11.10 Severability. Any provision of this Agreement which is prohibited or   unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such   prohibition or unenforceability without invalidating the remaining provisions hereof, and any   such prohibition or unenforceability in any jurisdiction shall not invalidate or render   unenforceable such provision in any other jurisdiction.   11.11 Integration. This Agreement and the other Loan Documents represent the   entire agreement of each of the Loan Parties party hereto, the Administrative Agent and the   Lenders with respect to the subject matter hereof, and there are no promises, undertakings,   representations or warranties by any of the Loan Parties party hereto, the Administrative Agent   or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or   in the other Loan Documents.   11.12 Governing Law. THIS AGREEMENT AND ANY NOTES AND THE   RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY   NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN   ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING   EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT   SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE   AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER   JURISDICTION.   11.13 Submission to Jurisdiction; Waivers. Each party hereto hereby   irrevocably and unconditionally:   (a) submits for itself and its property in any legal action or proceeding relating   to this Agreement and the other Loan Documents to which it is a party to the exclusive   general jurisdiction of the Supreme Court of the State of New York for the County of   New York (the “New York Supreme Court”), and the United States District Court for the   Southern District of New York (the “Federal District Court”, and together with the New   York Supreme Court, the “New York Courts”) and appellate courts from either of them;   provided that nothing in this Agreement shall be deemed or operate to preclude (i) any

  213            Agent from bringing suit or taking other legal action in any other jurisdiction to realize   on the Collateral or any other security for the Term Loan Facility Obligations (in which   case any party shall be entitled to assert any claim or defense, including any claim or   defense that this Subsection 11.13 would otherwise require to be asserted in a legal action   or proceeding in a New York Court), or to enforce a judgment or other court order in   favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing   any legal action or proceeding in any jurisdiction for the recognition and enforcement of   any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or   decline (or in the case of the Federal District Court, lack) jurisdiction over any subject   matter of such action or proceeding, a legal action or proceeding may be brought with   respect thereto in another court having jurisdiction and (iv) in the event a legal action or   proceeding is brought against any party hereto or involving any of its assets or property   in another court (without any collusive assistance by such party or any of its Subsidiaries   or Affiliates), such party from asserting a claim or defense (including any claim or   defense that this Subsection 11.13(a) would otherwise require to be asserted in a legal   proceeding in a New York Court) in any such action or proceeding;   (b) consents that any such action or proceeding may be brought in such courts   and waives any objection that it may now or hereafter have to the venue of any such   action or proceeding in any such court or that such action or proceeding was brought in   an inconvenient forum and agrees not to plead or claim the same;   (c) agrees that service of process in any such action or proceeding may be   effected by mailing a copy thereof by registered or certified mail (or any substantially   similar form of mail), postage prepaid, to the Borrower, the applicable Lender or the   Administrative Agent, as the case may be, at the address specified in Subsection 11.2 or   at such other address of which the Administrative Agent, any such Lender and the   Borrower shall have been notified pursuant thereto;   (d) agrees that nothing herein shall affect the right to effect service of process   in any other manner permitted by law or (subject to clause (a) above) shall limit the right   to sue in any other jurisdiction; and   (e) waives, to the maximum extent not prohibited by law, any right it may   have to claim or recover in any legal action or proceeding referred to in this Subsection   11.13 any consequential or punitive damages.   11.14 Acknowledgements. The Borrower hereby acknowledges that:   (a) it has been advised by counsel in the negotiation, execution and delivery   of this Agreement and the other Loan Documents;   (b) neither any Agent nor any Other Representative or Lender has any   fiduciary relationship with or duty to the Borrower arising out of or in connection with   this Agreement or any of the other Loan Documents, and the relationship between the   Administrative Agent and Lenders, on the one hand, and the Borrower, on the other hand,   in connection herewith or therewith is solely that of creditor and debtor;
  214            (c) no joint venture is created hereby or by the other Loan Documents or   otherwise exists by virtue of the transactions contemplated hereby and thereby among the   Lenders or among the Borrower and the Lenders; and   (d) each Agent, each Lender and their Affiliates may have economic interests   that conflict with those of the Loan Parties, their stockholders and/or their Affiliates.   11.15 Waiver of Jury Trial. EACH OF THE BORROWER, THE AGENTS   AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES   TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS   AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY   COUNTERCLAIM THEREIN.   11.16 Confidentiality. (a) Each Agent, each Other Representative and each   Lender agrees to keep confidential any information (a) provided to it by or on behalf of Holdings   or the Borrower or any of their respective Subsidiaries pursuant to or in connection with the   Loan Documents or (b) obtained by such Lender based on a review of the books and records of   Holdings or the Borrower or any of their respective Subsidiaries; provided that nothing herein   shall prevent any Lender from disclosing any such information (i) to any Agent, any Other   Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any   creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative   transaction relating to the Borrower and its obligations which agrees to comply with the   provisions of this Subsection 11.16 pursuant to a written instrument (or electronically recorded   agreement from any Person listed above in this clause (ii), in respect to any electronic   information (whether posted or otherwise distributed on any Platform)) for the benefit of the   Borrower (it being understood that each relevant Lender shall be solely responsible for obtaining   such instrument (or such electronically recorded agreement)), (iii) to its Affiliates and the   employees, officers, partners, directors, agents, attorneys, accountants and other professional   advisors of it and its Affiliates, provided that such Lender shall inform each such Person of the   agreement under this Subsection 11.16 and take reasonable actions to cause compliance by any   such Person referred to in this clause (iii) with this agreement (including, where appropriate, to   cause any such Person to acknowledge its agreement to be bound by the agreement under this   Subsection 11.16), (iv) upon the request or demand of any Governmental Authority having   jurisdiction over such Lender or its affiliates or to the extent required in response to any order of   any court or other Governmental Authority or as shall otherwise be required pursuant to any   Requirement of Law, provided that, other than with respect to any disclosure to any bank   regulatory authority, such Lender shall, unless prohibited by any Requirement of Law, notify the   Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably   practicable under such circumstances, (v) which has been publicly disclosed other than in breach   of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan   Document or under any Interest Rate Agreement, (vii) in connection with periodic regulatory   examinations and reviews conducted by the National Association of Insurance Commissioners or   any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent   applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any   Interest Rate Agreement, any Affiliate of any Lender party thereto) may be a party subject to the   proviso in clause (iv) above, and (ix) if, prior to such information having been so provided or   obtained, such information was already in an Agent’s or a Lender’s possession on a non-

  215            confidential basis without a duty of confidentiality to the Borrower or any of its Subsidiaries   being violated. Notwithstanding any other provision of this Agreement, any other Loan   Document or any Assignment and Acceptance, the provisions of this Subsection 11.16 shall   survive with respect to each Agent and Lender until the second anniversary of such Agent or   Lender ceasing to be an Agent or a Lender, respectively. In addition, the Administrative Agent   may provide information regarding the Facilities to service providers providing administrative   and ministerial services solely in connection with the syndication and administration of the   Facilities on a confidential basis; provided that, except with respect to information which has   been publicly disclosed other than in breach of this Agreement, the Administrative Agent shall   inform each such Person of the agreement under this Subsection 11.16 and take reasonable   actions to cause compliance by any such Person with this agreement (including, where   appropriate, to cause any such Person to acknowledge its agreement to be bound by the   agreement under this Subsection 11.16).   (b) Each Lender acknowledges that any such information referred to in   Subsection 11.16(a), and any information (including requests for waivers and amendments)   furnished by the Borrower or any of its Subsidiaries or the Administrative Agent pursuant to or   in connection with this Agreement and the other Loan Documents, may include material non-   public information concerning the Borrower or any of its Subsidiaries, the other Loan Parties and   their respective Affiliates or their respective securities. Each Lender represents and confirms   that such Lender has developed compliance procedures regarding the use of material non-public   information; that such Lender will handle such material non-public information in accordance   with those procedures and applicable law, including United States federal and state securities   laws; and that such Lender has identified to the Administrative Agent a credit contact who may   receive information that may contain material non-public information in accordance with its   compliance procedures and applicable law.   11.17 Incremental Indebtedness; Additional Indebtedness. In connection with   the Incurrence by any Loan Party or any Subsidiary thereof of any Incremental Indebtedness,   Specified Refinancing Indebtedness or Additional Indebtedness, each of the Administrative   Agent and the Collateral Agent agrees to execute and deliver the Base Intercreditor Agreement,   any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement or any   Intercreditor Agreement Supplement and amendments, amendments and restatements,   restatements or waivers of or supplements to or other modifications to, any Security Document   (including but not limited to any Mortgages and UCC fixture filings, and to make or consent to   any filings) or take any other actions in connection therewith, as may be reasonably deemed by   the Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan   Party permitted to secure such Incremental Indebtedness, Specified Refinancing Indebtedness or   Additional Indebtedness to become a valid, perfected lien (with such priority as may be   designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by   the Loan Documents) pursuant to the Security Document being so amended, amended and   restated, restated, waived, supplemented or otherwise modified or otherwise.   11.18 USA PATRIOT Act Notice. Each Lender hereby notifies the Borrower   that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed   into law October 26, 2001)) (the “Patriot Act”) and the CDD Rule, it is required to obtain, verify,   and record information that identifies each Loan Party, which information includes the name of
  216            each Loan Party and other information that will allow such Lender to identify each Loan Party in   accordance with the Patriot Act and the CDD Rule, and the Borrower agrees to provide such   information from time to time to any Lender.   11.19 Electronic Execution of Assignments and Certain Other Documents. The   words “execution”, “signed”, “signature”, and words of like import in any Assignment and   Acceptance or Affiliated Lender Assignment and Assumption or in any amendment or other   modification hereof (including waivers and consents) shall be deemed to include electronic   signatures or the keeping of records in electronic form, each of which shall be of the same legal   effect, validity or enforceability as a manually executed signature or the use of a paper-based   recordkeeping system, as the case may be, to the extent and as provided for in any applicable   law, including the Federal Electronic Signatures in Global and National Commerce Act, the New   York State Electronic Signatures and Records Act, or any other similar state laws based on the   Uniform Electronic Transactions Act.   11.20 Reinstatement. This Agreement shall remain in full force and effect and   continue to be effective should any petition or other proceeding be filed by or against any Loan   Party for liquidation or reorganization, should any Loan Party become insolvent or make an   assignment for the benefit of any creditor or creditors or should an interim receiver, receiver,   receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s   assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time   payment and performance of the obligations of the Borrower under the Loan Documents, or any   part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be   restored or returned by any obligee of the obligations, whether as a fraudulent preference,   reviewable transaction or otherwise, all as though such payment or performance had not been   made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or   returned, the obligations of the Borrower hereunder shall be reinstated and deemed reduced only   by such amount paid and not so rescinded, reduced, restored or returned.   11.21 Acknowledgement and Consent to Bail-In of Affected Financial   Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document,   the Borrower, each Lender and the Administrative Agent (each, an “Acknowledging Party”)   acknowledges that any liability of any Lender that is an Affected Financial Institution arising   hereunder or under any other Loan Document, to the extent such liability is unsecured and solely   relates to the Loans and not to any other Person, including any other party hereto or any other   Loan Document (and not to any other obligations), to such Acknowledging Party (all such   liabilities, other than any Excluded Liability, the “Covered Liabilities”) may be subject to the   Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and   consents to, and acknowledges and agrees to be bound by:   (a) the application of any Write-Down and Conversion Powers to any   Covered Liability arising hereunder or under any other Loan Document which may be   payable to it by any Lender party hereto that is an Affected Financial Institution; and   (b) the effects of any Bail-In Action on any such Covered Liability, including,   if applicable:

  217            (i) a reduction in full or in part or cancellation of any such Covered   Liability;   (ii) a conversion of all, or a portion of, such Covered Liability into   shares or other instruments of ownership in such Affected Financial Institution, its   parent undertaking, or a bridge institution that may be issued to it or otherwise   conferred on it, and that such shares or other instruments of ownership will be   accepted by it in lieu of any rights with respect to any such Covered Liability   under this Agreement or any other Loan Document; or   (iii) the variation of the terms of such Covered Liability in connection   with the exercise of the Write-Down and Conversion Powers of the applicable   Resolution Authority.   Notwithstanding anything to the contrary herein, nothing contained in this   Subsection 11.21 shall modify or otherwise alter the rights or obligations under this Agreement   or any other Loan Document of any Person party hereto (other than an Acknowledging Party to   the extent set forth in this Subsection 11.21) or with respect to any liability that is not a Covered   Liability.   11.22 Recognition of U.S. Special Resolution Regime. In the event that any   Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution   Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or   under this Agreement, will be effective to the same extent as the transfer would be effective   under the U.S. Special Resolution Regime if this Agreement, and any such interest and   obligation, were governed by the laws of the United States or a state of the United States. In the   event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes   subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this   Agreement that may be exercised against such Lender are permitted to be exercised to no greater   extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if   this Agreement were governed by the laws of the United States or a state of the United States.   [SIGNATURE PAGES FOLLOW]
  [SIGNATURE PAGE TO CAMELOT TERM LOAN CREDIT AGREEMENT]            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be   duly executed, all as of the date first written above.            CAMELOT RETURN MERGER SUB, INC.         By: /s/ Tyler Young_________________________    Name: Tyler Young    Title: Vice President

     [SIGNATURE PAGE TO CAMELOT TERM LOAN CREDIT AGREEMENT]            AGENT AND LENDERS:      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent, Collateral Agent and a   Lender         By: /s/ Jessica Lutrario_______________________    Name: Jessica Lutrario    Title: Associate            By: /s/ Philip Tancorra_______________________    Name: Philip Tancorra    Title: Vice President
Schedule A to Term Loan Credit Agreement   SCHEDULE A   Initial Term Loan Commitments and Addresses      ORIGINAL INITIAL TERM LOAN COMMITMENT   LENDER COMMITMENT ADDRESS   Deutsche Bank AG New York   Branch   $300,000,000.00 1 Columbus Circle   New York, New York 10019   TOTAL: $300,000,000.00

Schedule 5.4 to Term Loan Credit Agreement      SCHEDULE 5.4      Consents Required      None.
Schedule 5.6 to Term Loan Credit Agreement         SCHEDULE 5.6      Litigation         1. Voigt Matter   2. Dispute related to property located in Valencia, PA, where the Company subleases a   facility to Vorteq through August 2024. In 2020, Vorteq sent the Company a default   notice claiming that the Company needed to invest approximately $390,000 for repairs at   the facility. The Company referred Vorteq to the lease document that requires the   subtenant to bear such expenses, Vorteq subsequently disagreed and withheld rent and   taxes of more than $500,000. The Company filed suit in 2020 and, after mediation, the   Company recovered all back taxes and provided Vorteq with a $25,000 rebate off of the   withheld rent (the “Valencia Dispute”).   3. Dispute related to the Silverline property located in Middlesex, NJ. In June 2020, the   Company surrendered the facility to the landlord upon the expiration of the lease. The   landlord help approximately $630,000 as a security deposit of which portions were to be   returned to the Company based on satisfying certain requirements. By the time of the   lease expiration, the landlord contested that there was damage to the fire suppressions   system after the landlord had already rented the building to another tenant, plus other   issues. The court remanded the matter to mediation that was unsuccessful. In early   February, the landlord filed a counterclaim against the Company, which was rejected by   the court. Trial is set for August 8, 2022 (the “Middlesex Dispute”).   4. MW Manufacturers Consent Decree.   5. MW Manufacturers Inc., Final Approval Order, Final Judgment, and Order of Dismissal   with Prejudice filed December 29, 2014, in the matter of John Gulbankian et al. v. MW   Manufacturers, Inc. (Case No. 1:10-CV 10392-RWZ).   6. Kroy Buildings Consent Decree.   7. Mississippi Department of Education Quality (“MDEQ”), letter re: Notice of Violation,   dated October 27, 2021 regarding NCI Group Inc dba Metal Coaters Jackson, Mississippi   Hinds County, Hazardous Waste EPA ID No. MSD985980481. MDEQ granted   regulatory closure for this matter on February 8, 2022, and the Company considers this   matter closed without any outstanding liabilities or obligations for the Company.   8. Arturo Gonzales et. Al v. NCI Group, Inc. et al. (Case No.: 18CV-02198) Merced   County, Superior Court of the State of California. The Company entered into a   settlement during mediation, wherein NCI Group, Inc. agreed to pay class Plaintiffs   $600,000 in exchange for full and final release from all underlying class claims.   Settlement class size includes approximately 274 class members. Final settlement and   terms require a hearing and court approval, which has not yet been scheduled (the   “Gonzalez Matter”).

Schedule 5.6 to Term Loan Credit Agreement      9. In re Antidumping and Countervailing Duty Proceedings Before the U.S. Department of   Commerce (“DOC”) and U.S. International Trade Commission (“TC”). After a   proceeding aimed at applying high customs duties at fabricated structural steel (“FSS”)   was brought before the ITC and DOC, the Company had to pay the tariffs as they   imported FSS. However, after subsequent review by the ITC and DOC, the Company   received a refund of around $4.1 million. The matter has been appealed but the Company   plans to continue advocating their position that is imports of FSS should not be subject to   tariffs.   10. The Buildings division updated its EDS software to implement the updated standards of   the 9th Edition of the Massachusetts Building Code. In connection with this update, an   error was introduced whereby the software failed to check the design and correct for   unbalanced snow load design deficiencies and compliance. As such, the Company is   engaged in remedial actions on a total of 26 buildings. Currently 20 out of 26 buildings   are complete and the Company anticipates spending another $615,000 to address (the   “Massachusetts Building Matter”).   11. Maribel Bital et al. v. Simonton Industries, Inc. Et al. (Case No.: FC8054728), Solano   County, Superior Court of the State of California. Former employee filed a law suit   against Simonton Industries alleging certain violations of California’s meal and rest break   as well as wage and hours laws at all of the Company’s locations. The parties agreed to   settle the matter for $900,000 (the “Maribel Bital Matter”). Settlement class size includes   approximately 650 class members. The court issued its final approval of the settlement   and the class administrator has paid the class members.   12. Claudia Ramirez et al v. Ply Gem Pacific Windows Corporation et al. (Case No.: 2 :22-   cv-00038 ; 34-2021-00309657). Former employee with others filed class action against   Ply Gem Pacific Windows Corporation alleging certain violations of California’s meal   and rest break as well as wage and hour laws at West Sacramento, California location.   Currently, discovery is underway. Class Size is estimated to be approximately 1,588   class members. Mediation occurred on March 3, 2022 and the parties did not reach a   settlement (the “Ramirez Matter”).   13. Nathaniel Williams et al. v. Ply Gem Pacific Windows Corporation et al. (Case No.:   2:22-cv-00038; 34-2021-00309657). Two plaintiffs represented by separate counsel filed   a nearly identical putative meal and rest break as well as wage and hour class action in   Sacramento County Superior Court against Ply Gem Pacific Windows Corporation. Ply   Gem removed that action to the Eastern District of California as well, and the two matters   were ordered related and are proceeding before the same judge (Judge Morrison C.   England). The plaintiffs also filed a motion to remand and the parties are currently   briefing that motion. This case has since been consolidated with the Ramirez Matter (as   noted above)   14. Waste Action Project v. Ply Gem Pacific Windows Corporation. On June 21, 2021, Ply   Gem Pacific was sued by Waste Action Project, a non-profit citizen organization, for   certain alleged stormwater permit violations at its Auburn, Washington facility under   Section 505 of the Clean Water Act: (i) noncompliance with water quality standards; (ii)   failure to implement best management practices to control water quality; (iii) failure to
Schedule 5.6 to Term Loan Credit Agreement      implement corrective actions; (iv) failure to establish an adequate stormwater pollution   plan; (v) failure to collect and analyze quarterly samples; and (vi) failure to comply with   visual monitoring requirements. While Ply Gem Pacific has denied all allegations, it has   implemented corrective actions and the parties are engaged in settlement discussions.   The Company reached a settlement of approximately $75,0000 plus attorney’s fees. (the   “Waste Action Project Matter”).   15. Letter, dated February 17, 2022, from Joel B. Rothman to Todd Moore, Rose Lee and   James Metcalf, re: Brian Dressler v. Cornerstone Building Brands, File: 00606-0013.   16. Stein; Hopkins; Whitfield vs. Cornerstone Building Brands, Inc., et al.- Three complaints   were filed by purported stockholders of the Company relating to the CD&R Merger. The   actions are captioned Stein v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-   02981 (Apr. 11, 2022), filed in the United States District Court for the Southern District   of New York, Hopkins v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-   02258 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of   New York, and Whitfield v. Cornerstone Building Brands, Inc., et al., Case No. 2:22-cv-   01547 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of   Pennsylvania. The complaints named the Company and the members of the Company’s   board of directors as defendants and allege that the preliminary proxy statement filed   with the SEC on April 7, 2022, contained alleged material misstatements and omissions   in violation of Section 14(a) and Section 20(a) of the Exchange Act and Rule 14a-9 of the   Exchange Act. On July 7, 2022, plaintiffs in each litigation voluntarily dismissed their   complaints.   17. Firefighters’ Pension Systems of the City of Kansas City, Missouri Trust; Gary Voigt; ET   AL - § 220 Stockholder demands and lawsuits for books and records in Delaware related   to the go-private transaction between CD&R and Cornerstone. The Company, through its   counsel, is negotiating with the Stockholders’ counsel to comply with the demands for   books and records and maintain confidential treatment of the materials being disclosed.      18. Items listed on Schedule 5.17 are incorporated herein by reference.

Schedule 5.8 to Term Loan Credit Agreement      SCHEDULE 5.8      Real Property         1. 7301 and 7311 Fairview Street, Houston, Texas.
Schedule 5.9 to Term Loan Credit Agreement      SCHEDULE 5.9      Intellectual Property Claims      None.

Schedule 5.15 to Term Loan Credit Agreement      SCHEDULE 5.15      Subsidiaries      Subsidiary Direct Owner Ownership Percentage Jurisdiction of   Organization   Alenco Building Products   Management, L.L.C.   Alenco Holding   Corporation   100% Delaware   Alenco Extrusion GA, L.L.C. New Alenco   Extrusion, Ltd.   100% Delaware   Alenco Extrusion Management,   L.L.C.   Alenco Holding   Corporation   100% Delaware   Alenco Holding Corporation AWC Holding   Company   100% Delaware   Alenco Interests, L.L.C. Alenco Holding   Corporation   100% Delaware   Alenco Trans, Inc. Alenco Holding   Corporation   100% Delaware   Alenco Window GA, L.L.C. New Alenco Window,   Ltd.   100% Delaware   Aluminum Scrap Recycle, L.L.C. New Alenco   Extrusion, Ltd.   100% Delaware   AWC Arizona, Inc. Alenco Holding   Corporation   100% Delaware   AWC Holding Company Ply Gem Industries,   Inc.   100% Delaware   Foundation Labs by Ply Gem, LLC Ply Gem Industries,   Inc.   100% Delaware   Glazing Industries Management,   L.L.C.   Alenco Holding   Corporation   100% Delaware   Great Lakes Window, Inc. Ply Gem Industries,   Inc.   100% Ohio   Kroy Building Products, Inc. Ply Gem Industries,   Inc.   100% Delaware   Mastic Home Exteriors, Inc. Ply Gem Industries,   Inc.   100% Ohio   MW Manufacturers Inc. MWM Holding, Inc. 100% Delaware   MWM Holding, Inc. Ply Gem Industries,   Inc.   100% Delaware   Napco, Inc. Ply Gem Industries,   Inc.   100% Delaware   New Alenco Extrusion, Ltd. Alenco Interests,   L.L.C.   95% Texas   Alenco Extrusion   Management, L.L.C.   5%   New Alenco Window, Ltd. Alenco Interests,   L.L.C.   95% Texas   Alenco Building   Products   Management, L.L.C.   5%   New Glazing Industries, Ltd. Alenco Interests,   L.L.C.   95% Texas   Glazing Industries 5%
Schedule 5.15 to Term Loan Credit Agreement      Subsidiary Direct Owner Ownership Percentage Jurisdiction of   Organization   Management, L.L.C.   Ply Gem Holdings, Inc. Cornerstone Building   Brands, Inc.   100% Delaware   Ply Gem Industries, Inc. Ply Gem Holdings,   Inc.   100% Delaware   Ply Gem Pacific Windows   Corporation   Ply Gem Industries,   Inc.   100% Delaware   Ply Gem Specialty Products, LLC Ply Gem Industries,   Inc.   100% Delaware   SimEx, Inc. Simonton Windows &   Doors, Inc.   100% West Virginia   Simonton Building Products LLC Simonton Windows &   Doors, Inc.   100% Delaware   Simonton Industries, Inc. Simonton Building   Products LLC   100% California   Simonton Windows & Doors, Inc. Ply Gem Industries,   Inc.   100% Delaware   Simonton Windows, Inc. Simonton Building   Products LLC   100% Delaware   Variform, Inc. Ply Gem Industries,   Inc.   100% Missouri   Gienow Canada, Inc. Ply Gem Industries,   Inc.   65% Alberta   Mitten Inc. Ply Gem Industries,   Inc.   65% Ontario   Brock Doors & Windows Ltd. Cornerstone Building   Brands, Inc.   65% Ontario   Atrium Intermediate Holdings, Inc. Atrium Corporation 100% Delaware   Atrium Parent, Inc. Atrium Intermediate   Holdings, Inc.   100% Delaware   Atrium Windows and Doors, Inc. Atrium Parent, Inc. 100% Delaware   American Screen Manufacturers, Inc. Atrium Windows and   Doors, Inc.   100% Delaware   Atrium Extrusion Systems, Inc. Atrium Windows and   Doors, Inc.   100% Delaware   Champion Window, Inc. Atrium Windows and   Doors, Inc.   100% Delaware   Thermal Industries, Inc. Atrium Windows and   Doors, Inc.   100% Delaware   Atrium Corporation Cornerstone Building   Brands, Inc.   100% Delaware   Silver Line Building Products LLC Ply Gem Industries,   Inc.   100% Delaware   Steelbuilding.com LLC NCI Group, Inc. 100% Delaware

Schedule 5.15 to Term Loan Credit Agreement      Subsidiary Direct Owner Ownership Percentage Jurisdiction of   Organization   CENTRIA NCI Group, Inc. 99.99% Pennsylvania   Robertson-Ceco II   Corporation   0.01%   CENTRIA, Inc. CENTRIA 100% Delaware   CENTRIA Services Group LLC CENTRIA 100% Pennsylvania   NCI Latin America Services, S.R.L. NCI Group, Inc. 65% Costa Rica   NCI Group, Inc. Cornerstone Building   Brands, Inc.   100% Nevada   Robertson-Ceco II Corporation Cornerstone Building   Brands, Inc.   100% Delaware   Building Systems de Mexico S.A. de   C.V.   Cornerstone Building   Brands, Inc.   65% Mexico   Schuylkill Stone, LLC Environmental   Materials, LLC   100% Delaware   Environmental Stucco LLC Environmental   Materials, LLC   100% Delaware   St. Croix Acquisition, LLC Environmental   Materials, LLC   100% Delaware   Canyon Acquisition, LLC Environmental   Materials, LLC   100% Delaware   Environmental Stoneworks, LLC Environmental   Materials, LLC   100% Delaware   Briden Acquisition, LLC Environmental   Materials, LLC   100% Delaware   Talus Systems, LLC Environmental   Materials, LLC   100% Delaware   Brockmeyer Acquisition, LLC Environmental   Materials, LLC   100% Delaware   Van Well Acquisition, LLC Environmental   Materials, LLC   100% Delaware   Environmental Materials, Inc. Environmental   Materials, LLC   100% Delaware   Environmental Materials L.P. Environmental   Materials, LLC   99% Limited Partner   Interest   Delaware   Environmental   Materials, Inc.   1% Limited Partner   Interest / 100% General   Partner Interest   Delaware   Environmental Materials, LLC Ply Gem Industries,   Inc.   100% Delaware   Kleary Masonry, Inc. Ply Gem Industries,   Inc.   100% California
Schedule 5.15 to Term Loan Credit Agreement      Subsidiary Direct Owner Ownership Percentage Jurisdiction of   Organization   Prime Window Systems, LLC Ply Gem Industries,   Inc.   100% Delaware   Cascade Windows, Inc. Ply Gem Industries,   Inc.   100% Delaware   KWPI Holdings Corp. Cascade Windows,   Inc.   100% Delaware   Window Products, Inc. KWPI Holdings Corp. 100% Washington   Union Corrugating Company   Holdings, Inc.   Cornerstone Building   Brands, Inc.   100% Delaware   UCC Intermediate Holdings, Inc. Union Corrugating   Company Holdings,   Inc.   100% Delaware   Union Corrugating Company UCC Intermediate   Holdings, Inc.   100% North Carolina   Reed’s Metals, LLC Union Corrugating   Company   100% Delaware   Reed’s Metals of Alabama, LLC      Union Corrugating   Company   100% Delaware   Camelot Return Finco Sub, LLC      Cornerstone Building   Brands, Inc.   100% Delaware

Schedule 5.17 to Term Loan Credit Agreement      SCHEDULE 5.17      Environmental Matters   1. MW Manufacturers Inc., a subsidiary of the Company, entered into Administrative Order   on Consent with the U.S. Environmental Protection Agency (“U.S. EPA”) under the   RCRA Corrective Action Program to address known releases of pentachlorophenol   (“PCP”), 3-iodo-2-propynyl butyl carbamate (“IPBC”), dioxins and furans, and mineral   spirits at MW’s Rocky Mount, Virginia property (the “MW Manufacturers Consent   Decree”).   2. Kroy Building Products, Inc. (“KBP”), a subsidiary of the Company, entered into an   Administrative Settlement Agreement and Order on Consent with the U.S. EPA dated   May 17, 2019, relating to investigation and cleanup of groundwater contamination by   perchloroethylene (“PCE”), trichloroethene (“TCE”) and other chlorinated volatile   organic compounds (“VOCs”) at the KBP site in York, Nebraska under the federal   Superfund program (the “Kroy Buildings Consent Decree”).
Schedule 5.20 to Term Loan Credit Agreement      SCHEDULE 5.20      Insurance      COVERA   GE   POLICY   NUMBER   CARRIE   R    Premium TERM   DESCRIPTION OF   COVERAGE    AMOUNT OF   INSURANCE/LIMIT      General   Liability   EB2-C91-   462320-032   Liberty   Mutual   Fire   Insurance   Company    $   2,186,179      4/1/202   2-2023 Each Occurrence    $   1,000,000      Personal & Advertising   Injury    $   1,000,000    General Aggregate Limit    $   5,000,000      Products-Completed   Operations Aggregate   Limit    $   5,000,000      Designated Location(s)   Per Location Aggregate -   All Locations    $   1,000,000      Designated Location(s)   General Aggregate Cap -   All Locations    $   10,000,000      Employee Benefits Liability   Claims Made    Each Employee    $   1,000,000    Aggregate    $   1,000,000    Deductible    $   1,000       Self-Insured Retention:    $   1,000,000

Schedule 5.20 to Term Loan Credit Agreement      General   Liability   (ESW   Front)   TB2-C91-   462320-392   Liberty   Mutual   Fire   Insurance   Company    $   35,000      4/1/202   2-2023 Each Occurrence    $   1,000,000      Personal & Advertising   Injury    $   1,000,000    General Aggregate Limit    $   2,000,000      Products-Completed   Operations Aggregate   Limit    $   2,000,000      Designated Location(s)   Per Location Aggregate -   All Locations    $   1,000,000      Designated Location(s)   General Aggregate Cap -   All Locations    $   10,000,000      Employee Benefits Liability   Claims Made    Each Employee    $   1,000,000    Aggregate    $   1,000,000    Deductible    $   1,000       Self-Insured Retention:    $   1,000,000      Canadian   General   Liability   KE1-691-   462321-101   Liberty   Mutual   Insurance   Company    $   102,573      4/1/202   2-2023 Each Occurrence    $   1,000,000      Personal & Advertising   Injury    $   1,000,000    General Aggregate Limit    $   5,000,000    Products-Completed $
Schedule 5.20 to Term Loan Credit Agreement      Operations Aggregate   Limit   5,000,000      Designated Location(s)   Per Location Aggregate -   All Locations    $   1,000,000      Designated Location(s)   General Aggregate Cap -   All Locations    $   10,000,000      Employee Benefits Liability   Claims Made    Each Employee    $   1,000,000    Aggregate    $   1,000,000    Deductible    $   1,000       Self-Insured Retention:    $   1,000,000      Business   Auto   Liability   AS2-C91-   462320-042   Liberty   Mutual   Fire   Insurance   Company    $   2,662,183      4/1/202   2-2023 Liability, Symbol 1    $   3,000,000      Personal Injury Protection,   Symbol 5 Statutory      Uninsured Motorist &   Underinsured Motorist,   Symbol 6, 10 Statutory                   Deductible    $   500,000      Broadened Pollution   Liability Deductible    $   500,000

Schedule 5.20 to Term Loan Credit Agreement         Canadian   Business   Auto   Liability   AC1-C91-   462321-022    AH1-C91-   462321-032   AQ1-C91-   462321-042   Liberty   Mutual   Insurance   Company    $   247,500      4/1/202   2-2023 Liability, Symbol 1    $   3,000,000                                       Workers'   Compensa   tion - AOS   WA7-C9D-   462320-011   Liberty   Insurance   Corporatio   n $   2,352,992      4/1/202   2-2023 Workers' Compensation Statutory   Workers'   Compensa   tion - MN   &WI   WC7-C91-   462320-021   Liberty   Insurance   Corporatio   n      4/1/202   2-2023    Employers Liability      Bodily Injury by Accident,   Each Accident    $   1,000,000      Bodily Injury by Disease,   Policy Limit    $   1,000,000      Bodily Injury by Disease,   Each Employee    $   1,000,000         Maritime Employer's   Liability
Schedule 5.20 to Term Loan Credit Agreement       Each Accident    $   1,000,000    Each Aggregate    $   1,000,000         Federal Employer's   Liability Act Coverage      Bodily Injury by Accident,   Each Accident    $   1,000,000      Bodily Injury by Disease   Limits, Aggregate    $   1,000,000         Foreign Voluntary   Compensation and   Repatriation Expense   Coverage    Bodily Injury By Accident    $   1,000,000      Bodily Injury By Disease,   Each Employee    $   1,000,000      Bodily Injury by Disease,   Policy Limit    $   1,000,000    Repatriation Expense    $   25,000       Deductible    $   1,000,000         Excess   Workers'   Compensa   tion (OH)   EW5-69N-   462320-101   LM   Insurance   Corporatio   n    $   107,002      4/1/202   2-2023   Insurer's Limit of Indemnity   for each accident or each   employee for disease            Workers'   Compensation Statutory          Employer's Liability    $   1,000,000          Combined WC & EL N/A

Schedule 5.20 to Term Loan Credit Agreement             Self-Insured Retention    $   500,000      Excess   Liability   (Buffer   Layer)   CH22UMRZ01S   HHIV   Navigators   Insurance   Company    $   2,150,000      4/1/202   2-2023 Each Occurrence    $   5,000,000   $5M xs   Primary General Aggregate    $   5,000,000      Products/Completed   Operations Aggregate    $   5,000,000         Umbrella   Liability 14572190   National   Union Fire   Insurance   Company    $   2,147,125      4/1/202   2-2023 Each Occurrence    $   10,000,000   $10M xs   $5M General Aggregate    $   10,000,000      Products/Completed   Operations Aggregate    $   10,000,000      Crisis Response Sublimit   of Insurance    $   250,000      Excess Casualty Crisis   Fund Limit of Insurance    $   50,000       Self-Insured Retention:    $   25,000         Canadian   Umbrella 21335611   AIG   Insurance   Company   of Canada    $   102,825      4/1/202   2-2023 Each Occurrence    $   10,000,000    General Aggregate    $   10,000,000      Products/Completed   Operations Aggregate    $   10,000,000
Schedule 5.20 to Term Loan Credit Agreement         Crisis Response Sublimit   of Insurance    $   250,000      Excess Casualty Crisis   Fund Limit of Insurance    $   50,000       Self-Insured Retention:    $   25,000         Excess   Liability   XC4EX0011522   1   Everest   National   Insurance   Company    $   896,700      4/1/202   2-2023 Per Occurrence    $   10,000,000   $10MM xs   $15MM   General Aggregate Where   applicable    $   10,000,000         Excess   Liability   MKLM6MM3000   0507   Markel   American   Insurance   Company    $   475,000      4/1/202   2-2023 Per Occurrence    $   10,000,000   $10MM xs   $25MM   General Aggregate Where   applicable    $   10,000,000         Excess   Liability EXC 4138383   Great   American   Insurance   Security   Ins. Co.    $   275,000      4/1/202   2-2023 Per Occurrence    $   10,000,000   $10MM xs   $35MM   Annual Aggregate Where   applicable    $   10,000,000    Excess of    per occurrence/per claim    $   35,000,000      annual aggregate as   applicable    $   35,000,000    in turn excess of underlying insurance and retained limits,

Schedule 5.20 to Term Loan Credit Agreement      including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability   XSC300178552   00   Endurance   American   Insurance   Co.    $   200,000      4/1/202   2-2023 Per Occurrence    $   10,000,000   $10MM xs   $45MM   Annual Aggregate Where   applicable    $   10,000,000    Excess of    per occurrence/per claim    $   45,000,000      annual aggregate as   applicable    $   45,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability USL02294522   Allianz   Global   Risk US   Ins. Co.    $   150,000      4/1/202   2-2023 per occurrence/per claim    $   10,000,000   $10MM xs   $55MM   Annual Aggregate Where   applicable    $   10,000,000    Excess of    per occurrence/per claim    $   55,000,000      annual aggregate as   applicable    $   55,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability 1000041089221   Star   Indemnity   & Liability   Company    $   285,000      4/1/202   2-2023 per occurrence/per claim    $   25,000,000   $25MM xs   $65MM   Annual Aggregate Where   applicable    $   25,000,000
Schedule 5.20 to Term Loan Credit Agreement       Excess of    per occurrence/per claim    $   65,000,000      annual aggregate as   applicable    $   65,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability CX00C8R22   Aspen   American   Ins. Co.    $   135,000      4/1/202   2-2023 per occurrence/per claim    $   15,000,000   $15MM xs   $90MM   Annual Aggregate Where   applicable    $   15,000,000    Excess of    per occurrence/per claim    $   90,000,000      annual aggregate as   applicable    $   90,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability   EX20220000222   5   Gotham   Insurance   Company    $   41,970      4/1/202   2-2023 per occurrence/per claim    $   15,000,000   $15MM xs   $105MM   Annual Aggregate Where   applicable    $   15,000,000    Excess of    per occurrence/per claim    $   105,000,000      annual aggregate as   applicable    $   105,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability 7015236602   Continenta   l Insurance    $   97,500      4/1/202 per occurrence/per claim    $   15,000,000

Schedule 5.20 to Term Loan Credit Agreement      Company 2-2023   $15MM p/o   $30MM xs   $110MM   part of $30,000,000 per   occurrence/per claim      annual aggregate where in   the Followed Policy    $   15,000,000      part of $30,000,000 annual   aggregate as applicable    Excess of    per occurrence/per claim    $   110,000,000      annual aggregate as   applicable    $   110,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability ECO2200056   National   Casualty   Company    $   97,500      4/1/202   2-2023 per occurrence/per claim    $   15,000,000   $15MM p/o   $30MM xs   $110MM   part of $30,000,000 per   occurrence/per claim      annual aggregate where in   the Followed Policy    $   15,000,000      part of $30,000,000 annual   aggregate as applicable    Excess of    per occurrence/per claim    $   110,000,000      annual aggregate as   applicable    $   110,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Excess   Liability AR6461022   Colony   Insurance    $   45,118      4/1/202 per occurrence/per claim    $   10,000,000
Schedule 5.20 to Term Loan Credit Agreement      Company 2-2023   $10MM xs   $140MM   Annual Aggregate Where   applicable    $   10,000,000    Excess of    per occurrence/per claim    $   140,000,000      annual aggregate as   applicable    $   140,000,000      in turn excess of underlying insurance and retained limits,   including any self-insured retentions, as per the Lead   Umbrella/Excess Policy.      Corporate   Aircraft CA 000935 18   Old   Republic   Insurance   Company    $   28,352      4/1/202   2-2023      Combined Single Limit,   including passengers and   property damage    $   100,000,000      Aircraft Physical Damage -   1981 Sabreliner 65   N25VC    $   1,000,000      Aircraft Physical Damage -   1980 Sabreliner 65   N75VC    $   1,000,000    War Risk    $   50,000,000      Additional Aircraft   Coverages/Policy   Coverages/Amendments:      Passenger Voluntary   Settlements, Incl Crew:    $   500,000    Medical Payments:    $   50,000      Aircraft Spares    $   1,000,000    Extra Expense Coverage:   each day / each   occurrence: 10,000 / 600,000

Schedule 5.20 to Term Loan Credit Agreement       Extra Expense Coverage:   Max days from date of loss    $   60    Temporary Replacement   Parts/Engines, each loss if   repair time exceeds 5 days    $   100,000    Newly Acquired Aircraft,   lessor of:    125% of highest insured hull, or   1,250,000 Maximum Value      Automatic Increase in   Value, lessor of:    50% increase of current insured   hull, or 500,000 Maximum   amount of increase    Mobile Equipment,   occurrence    $   100,000,000    Mechanic's Tools,   employee / occurrence: 25,000 / 25,000    Fire Legal Liability,   occurrence    $   100,000    On Premises Automobile,   occurrence    $   25,000,000      Garagekeeper Liability    100,000 per auto / 1,000,000   occurrence      Ground Hangarkeepers    10,000,000 per aircraft /   10,000,000 occurrence      Host Liquor    $   100,000,000      Cargo    $   250,000    Non-Owned PD Liability 1,000,000 or current PD Limit    Non-Owned Liability (other   aircraft)    100,000,000 Liability / 20 Total   Seats    Non-Owned Liability   (medical payments)    $   50,000    Sale of Aircraft / Parts /   Maintenance    $   100,000,000    Incidental Contractual   Liability    $   100,000,000    Personal Injury &   Advertising Liability   (occurrence / aggregate)    $   25,000,000    Family Assistance $
Schedule 5.20 to Term Loan Credit Agreement      Expenses 25,000      Emergency / First Aid    $   1,000,000      Search / Rescue    $   1,000,000      Trip Interruption    $   25,000      Personal Effects    $   25,000    Non-Owned Hangars and   Contents    $   1,000,000      Transportation Expense    $   1,000,000    Premises Medical   Payments    $   50,000    Incidental Medical   Malpractice    $   5,000,000       Deductible    Mechanic's Tools,   employee / occurrence:    $500 ded each employee / $500   ded each occurrence         Foreign   Package   Including   Mexico GL WR10001693   Insurance   Company   of the   State of   Pittsburgh   PA    $   24,689      4/1/202   2-2023    General Liability      Master Control Program   Aggregate Limit    $   4,000,000            General Aggregate    $   2,000,000          Products-Completed   Operations    $   2,000,000          Personal and Advertising   Injury    $   1,000,000            Each Occurrence    $   1,000,000

Schedule 5.20 to Term Loan Credit Agreement             Damage to Premises   Rented to You    $   1,000,000            Medical Expense    $   25,000          Foreign Business Auto   Liability & Physical   Damage          Coverage A: Liability   Coverage Limit, any one   accident    $   1,000,000          Coverage B: Medical   Expense Coverage, each   accident limit    $   25,000          Physical Damage Limits -   Coverage C: Hired Autos -   limit each auto    $   25,000          Physical Damage Limits -   Coverage C: Hired Autos,   deductible each auto    $   1,000          Physical Damage Limits -   Coverage C: Hired Autos,   each loss limit    $   25,000          Foreign Voluntary   Compensation and   Employers Liability          Supplemental Repatriation   Expense Per Person    $   1,000,000          EL - Injury by Accident,   Each Accident    $   1,000,000          EL - Injury by Disease,   Coverage Part Limit    $   1,000,000          EL - Injury by Disease,   Each Employee    $   1,000,000          Foreign Travel Accident   and Sickness - North   American Employees   (US & Canada based)          Coverage A, B -   Accidental Death and   Dismemberment - 24 Hour
Schedule 5.20 to Term Loan Credit Agreement      Protection          Principal Sum, each   Insured person or five   times the insured person's   annual salary whichever is   the lower    $   250,000          Aggregate Limit any one   accident for all insured   persons    $   2,500,000          Coverage C - Accident   and Sickness Medical   Expenses          Covered medical expense,   each Insured person    $   125,000          Deductible per Insured   Person, per each injury or   sickness    $   500          Coverage D - Emergency   Medical Evacuation          Covered Expenses, each   Insured person    $   100,000          Coverage E - Emergency   Family Travel          Covered Expenses, each   Insured person    $   10,000          Maximum for all Insured   Person(s) any one   Accident or Sickness    $   25,000          Coverage F - Repatriation   of Remains          Covered Expense, each   Insured Person    $   25,000          Maximum any one   Accident or Sickness    $   100,000    Deductible:          Corporate Kidnap and   Ransom/Extortion    Each Insured Event Limit $

Schedule 5.20 to Term Loan Credit Agreement      5,000,000          Coverage Part Aggregate   Limit    $   10,000,000          Each Loss Component   Limit:            Ransom Monies    $   1,000,000            In-Transit/Delivery    $   1,000,000            Expenses    $   1,000,000            Consultants Expenses    $   1,000,000          Judgements,   Settlements and Defense   Costs    $   1,000,000          Death or   Dismemberment, any one   person    $   100,000          and $1,000,000 Each   Insured Event         Costa   Rica Local   General   Liability   Policy- TBD   ASSA   Compania   de   Seguros   SA    $   2,500      4/1/202   2-2023    General Liability - Local   Policy to World Risk   Policy    $   1,000,000      Contractor   s Pollution   Liability   0311-7777 Allied   World   Assurance   Company    $   70,534.00      4/1/202   2-2023 Each Pollution Condition    Aggregate Liability       Self-Insured Retention:          Each Pollution Condition
Schedule 5.20 to Term Loan Credit Agreement      Pollution   Legal   Liability   (US) 0311-7742   Allied   World   Assurance   Company    $   236,561.00      4/1/202   2-2025   Pre-Existing Conditions,   New Conditions, Blanket   Non-Owned Site, Blanket   Transportation & Business   Interruption - Each Incident    $   10,000,000       Pre-Existing Conditions,   New Conditions, Blanket   Non-Owned Site, Blanket   Transportation & Business   Interruption - Coverage   Section Aggregate    $   20,000,000         Policy Aggregate    $   20,000,000         Deductible    $   100,000          BI Deductible 72 Hours      Pollution   Legal   Liability   (Canada) 0311-7730   Allied   World   Specialty   Insurance   Company    $   49,901.00      4/1/202   2-2025 Each Incident Limit    $   10,000,000       Coverage Section   Aggregate Limit    $   20,000,000         Policy Aggregate Limit    $   20,000,000         Deductible    $   100,000          BI Deductible 72 Hours      Pollution   Legal   Liability   (Mexico) TBD   Berkley   Seguros   Mexico,   S.A. de   C.V.    $   29,992.00      4/1/202   2-2025 Each Incident Limit    $   1,000,000         Policy Aggregate Limit    $   1,000,000         Deductible    $   100,000

Schedule 5.20 to Term Loan Credit Agreement         Professio   nal   Liability   B0621PNCIG00   0221   Miller via   AmWins    $   409,768.64      10/01/2   021 -   04/01/2   023 Per Claim    $   2,000,000       Aggregate Including Costs   and Expenses    $   2,000,000            Deductible Each Claim    $   1,000,000               Excess   Professio   nal   Liability   B0621PNCIG00   0321   Miller via   AmWins    $   226,948.88      10/01/2   021 -   04/01/2   023 Per Claim    $   3,000,000         Aggregate    $   3,000,000    Underlying Limits       Total Underlying Limits of   Insurance, Each Claim    $   2,000,000       Total Underlying Limits of   Insurance, In the   Aggregate    $   2,000,000      Undergrou   nd   Storage   Tank   UST G71507348   004   ACE   American   Insurance   Company    $   8,993      4/1/202   2-2023   Per Storage Tank Incident   Limit of Liability (Claims   and Remediation Costs)    $   1,000,000       Aggregate Limit of Liability   (Claims and Remediation   Costs for all Storage Tank   Incidents)    $   2,000,000       Aggregate Limit of Liability   for all Legal Defense   Expenses for all Storage    $   1,000,000
Schedule 5.20 to Term Loan Credit Agreement      Tank Incidents       Total Policy Aggregate   Limit of Liability for all   Storage Tank Incidents    $   3,000,000       Deductible, per Storage   Tank Incident    $   100,000         Marine   Cargo /   Inland   Transit B1368M205139   Underwrite   rs at   Lloyd's    $   75,849      4/1/202   2-2023 Cargo Covered    Domestic Inland Covered    Foreign Inland Covered    Deductible:    Cargo, Domestic Inland &   Foreign Inland    $   2,500            EPLI V2E1C3210101   Beazley   Insurance   Company,   Inc.    $   295,000.00      2/28/21-   11/16/2   023   Limits of Liability, Insuring   Clause I.A:    $   10,000,000      Limits of Liability, Insuring   Clause I.B:    $   10,000,000      Aggregate Each Policy   Period:    $   10,000,000      SIR: Insuring Clause I.A   (Individual)/(Class/Mass) $500,000/$1,000,000            SIR: Insurance Clause I.B   (Individual)/(Class/Mass) $500,000/$1,000,000      Punitive   Damages   Employme   nt   AR   V2E1C3210101   Lloyds   Syndicate   2623/623   via Aria    $   29,500.00      2/28/21-   11/16/2   023 Limit of Liability    $   10,000,000

Schedule 5.20 to Term Loan Credit Agreement      Practices   Liability   (SAC) Ltd.            Excess (Individual) /   (Class/Mass) $500,000/$1,000,000      Crime FID 5707742 03   Zurich   American   Insurance   Company    $   79,919.00      11/16/2   1-   11/16/2   2 Employee Theft    $   10,000,000          Client's Property N/A      Forgery or Alteration (1.   Check Forgery / 2. Credit,   Debit or Charge Card   Forgery)    $   10,000,000    On Premises    $   10,000,000    In Transit    $   10,000,000    Computer Fraud    $   10,000,000    Funds Transfer Fraud    $   10,000,000      Money Orders and   Counterfeit Money    $   10,000,000      Electronic Data or   Computer Programs   Restoration Costs N/A    Investigative Expenses    $   150,000    Deductibles:    Employee Theft    $   250,000    Client's Property N/A      Forgery or Alteration (1.   Check Forgery / 2. Credit,   Debit or Charge Card 1. $250,000 / 2. 1,000
Schedule 5.20 to Term Loan Credit Agreement      Forgery)    On Premises    $   250,000    In Transit    $   250,000    Computer Fraud    $   250,000    Funds Transfer Fraud    $   250,000      Money Orders and   Counterfeit Money    $   1,000      Electronic Data or   Computer Programs   Restoration Costs N/A          Investigative Expenses N/A      Fiduciary   ORPRO 14   100223   Old   Republic   Insurance   Company    $   60,000.00      11/16/2   1-   11/16/2   2 Limit of Liability    $   10,000,000    Self-Insured Retention            All Other Claims    $   1,000,000          Excess Fee Claim   Retention    $   5,000,000      Fiduciary -   Excess   Layer 1 01-915-61-36   National   Union Fire   Insurance   Company    $   42,000.00      11/16/2   1-   11/16/2   2 Limit of Liability    $   10,000,000          Attachment    $   10,000,000      Fiduciary -   Excess   MKLM6EL00075   80   Markel   American    $   36,000.00      11/16/2 Limit of Liability    $   10,000,000

Schedule 5.20 to Term Loan Credit Agreement      Layer 2 Insurance   Company   1-   11/16/2   2          Attachment    $   20,000,000      Primary   Director's   & Officer's   Liability   DOC 6974704-   01   Zurich   American   Insurance   Company    $   517,500.00      11/16/2   1-   11/16/2   2   Aggregate each Policy   Period (including defense   expenses)    $   10,000,000       Retentions    Securities    $   5,000,000    Non-Securities    $   5,000,000         Excess   Director's   & Officer's   Liability   ($10MM xs   $10MM)   MKLM6EL00075   78   Markel   American   Insurance   Company    $   400,000.00      11/16/2   1-   11/16/2   2 Limit of Liability    $   10,000,000          Excess of    $   10,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $20MM) XMF2109359   Freedom   Specialty   Insurance   Company    $   312,000.00      11/16/2   1-   11/16/2   2 Aggregate Limit of Liability    $   10,000,000    Attachment    $   20,000,000
Schedule 5.20 to Term Loan Credit Agreement      Excess   Director's   & Officer's   Liability   ($10MM xs   $30MM)   47-EPC-312958-   02   Berkshire   Hathaway   Specialty   Insurance    $   246,480.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000    Attachment    $   30,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $40MM)   ORPRO 12   101512   Old   Republic   Insurance   Company    $   199,500.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000    Attachment    $   40,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $50MM)   DOX300008608   03   Endurance   Risk   Solutions   Assurance   Co   (Sompo)    $   169,360.00      11/16/2   1-   11/16/2   2 Annual Aggregate    $   10,000,000    Excess of    $   50,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $60MM) 01-915-14-72   National   Union Fire   Insurance   Company    $   147,340.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000    Excess of    $   60,000,000      Excess   Director's   & Officer's USF00252921   Allianz   Global   Risks US    $   132,606.00      11/16/2   1- Limit    $   10,000,000

Schedule 5.20 to Term Loan Credit Agreement      Liability   ($10MM xs   $70MM)   Insurance   Company   11/16/2   2    Excess of    $   70,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $80MM) V25387210401   Beazley   Insurance   Company,   Inc.    $   125,750.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000    Excess of    $   80,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $90MM) 107010567   Travelers   Casualty   and Surety   Company   of America    $   124,000.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000       $   90,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $100MM)   SC5EX00678-   211   Everest   National   Insurance   Company    $   110,500.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000       $   100,000,000      Excess   Director's   & Officer's   Liability   ($10MM xs   $110MM)    MLX-1001439-   00   Fair   American   Insurance   and   Reinsuran   ce    $   105,000.00      11/16/2   1-   11/16/2   2 Limit    $   10,000,000
Schedule 5.20 to Term Loan Credit Agreement      Company       $   110,000,000      Side A   Director's   & Officer's   Liability BPRO8071576   Gemini   Insurance   Company    $   100,000.00      11/16/2   1-   11/16/2   2 Aggregate Limit of Liability    $   10,000,000    Excess of    $   120,000,000      Excess   Side A DIC   MKLM6EL00075   79   Markel   American   Insurance   Company    $   100,000.00      11/16/2   1-   11/16/2   2 Aggregate Limit of Liability    $   5,000,000    Excess of    $   130,000,000    Personal Belongings    $   100,000    Transit    $   10,000,000    Legal Liability    $   10,000,000    Additional Expenses    $   10,000,000    Crisis Response Fees Unlimited    Recall Expense    $   100,000      Annual Aggregate for all   Insured Losses Not Applicable      Accidental Death and   Dismemberment, per   insured person    $   500,000      Accidental Death and   Dismemberment, in the   aggregate per event    $   2,500,000

Schedule 5.20 to Term Loan Credit Agreement       No Deductible      Special   Crime U722-85188   U.S.   Specialty   Insurance   Company    $   48,950   04/02/2   2-23 Ransom    $   10,000,000    Personal Belongings    $   100,000    Transit    $   10,000,000    Legal Liability    $   10,000,000    Additional Expenses    $   10,000,000    Crisis Response Fees Unlimited    Recall Expense    $   100,000      Annual Aggregate for all   Insured Losses    $   10,000,000      Accidental Death and   Dismemberment, per   insured person    $   250,000      Accidental Death and   Dismemberment, in the   aggregate per event    $   1,250,000    No Deductible      Property   Insurance 1076686   Factory   Mutual   Insurance   Co.    $   4,993,818      1/31/20   22 -   1/31/20   23 All Risks    $   500,000,000    Named Windstorm Included    Earthquake    $   150,000,000    CA Earthquake    $   70,000,000
Schedule 5.20 to Term Loan Credit Agreement       Flood    $   150,000,000    SFHA Flood    $   150,000,000    Deductible    $   500,000      Cyber   Insurance MTP903487905 AXA XL    $   425,000      3/31/20   22-   4/30/20   23   Cyber Coverages Including   Full Prior Acts    $   5,000,000    XMS2209171   Nationwid   e    $   180,625      3/31/20   22-   4/30/20   23 Excess Cyber    $   2,500,000      MKLV7PL00529   1 Markel    $   180,625      3/31/20   22-   4/30/20   23 Excess Cyber    $   2,500,000      CYT27220033 -   Canopius   100635159221 -   Starr Surplus   Starr/Cano   pius    $   340,000      3/31/20   22-   4/30/20   23   Excess Cyber (Shared   Limit with Portfolio)    $   20,000,000    Retention    $   2,500,000

Schedule 7.2 to Term Loan Credit Agreement      SCHEDULE 7.2      Website Address for Electronic Financial Reporting   https://investors.cornerstonebuildingbrands.com/investor-home/default.aspx
Schedule 7.13 to Term Loan Credit Agreement      SCHEDULE 7.13      Post-Closing Collateral Requirements   Subject to the terms of the Guarantee and Collateral Agreement, the Borrower   shall use its commercially reasonable efforts to deliver to the Collateral Agent   (which shall be in form and substance as reasonably determined by the Borrower)   the deliverables set forth in Subsection 5.4.3(a), (b), (c), (d), (e), and (f) with   respect to the Real Property listed in Schedule 5.18 hereto within 180 days   following the Closing Date.

              EXHIBIT A    to   TERM LOAN CREDIT AGREEMENT      FORM OF TERM LOAN NOTE      THIS TERM LOAN NOTE AND THE OBLIGATIONS EVIDENCED HEREBY MAY NOT BE   TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE   CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS TERM LOAN   NOTE AND THE OBLIGATIONS EVIDENCED HEREBY MUST BE RECORDED IN THE   REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE   TERMS OF SUCH CREDIT AGREEMENT.      THIS TERM LOAN NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”)   WITHIN THE MEANING OF SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF   1986, AS AMENDED, AND THE U.S. TREASURY REGULATIONS THEREUNDER.   HOLDERS MAY OBTAIN THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE   AND THE YIELD TO MATURITY BY SUBMITTING A WRITTEN REQUEST TO: [PLEASE   INSERT NAME OR TITLE OF RELEVANT OFFICER OF THE ISSUER AND ADDRESS OR   PHONE NUMBER.]      $____________ New York, New York      [_______ __, 20__]    FOR VALUE RECEIVED, the undersigned, CORNERSTONE BUILDING BRANDS,   INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), hereby unconditionally promises   to pay to [_____________] (the “Lender”) and its successors and assigns, at the office of DEUTSCHE   BANK AG NEW YORK BRANCH, located at 1 Columbus Circle, New York, New York 10019, in   lawful money of the United States of America and in immediately available funds, the aggregate unpaid   principal amount of the Term Loans made by the Lender to the undersigned pursuant to Subsection 2.1 of   the Credit Agreement referred to below, which sum shall be payable at such times and in such amounts as   are specified in the Credit Agreement.       The Borrower further agrees to pay interest in like money at such office on the unpaid   principal amount hereof from time to time at the applicable rates per annum and on the dates set forth in   Subsection 4.1 of the Credit Agreement until such principal amount is paid in full (both before and after   judgment).       This Term Loan Note is one of the Notes referred to in, and is subject in all respects to,   the Term Loan Credit Agreement, dated as of [●], 2022 (as the same may be amended, supplemented,   waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the   several banks and other financial institutions from time to time party thereto (including the Lender) (the   “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders   and as collateral agent for the Secured Parties, and is entitled to the benefits thereof, is secured and   guaranteed as provided therein and is subject to optional and mandatory prepayment in whole or in part as   provided therein. Reference is hereby made to the Loan Documents for a description of the properties   and assets in which a security interest has been granted, the nature and extent of the security and the   guarantees, the terms and conditions upon which the security interests and each guarantee were granted   and the rights of the holder of this Term Loan Note in respect thereof. The holder hereof, by its
EXHIBIT A   to   TERM LOAN CREDIT AGREEMENT      Page 2                  acceptance of this Term Loan Note, agrees to the terms of, and to be bound by and to observe the   provisions applicable to the Lenders contained in, the Credit Agreement. Capitalized terms used herein   which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined   herein or unless the context otherwise requires.       Upon the occurrence of any one or more of the Events of Default specified in the Credit   Agreement, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared   to be, immediately due and payable, all as provided therein.       All parties now and hereafter liable with respect to this Term Loan Note, whether maker,   principal, surety, guarantor, endorser or otherwise, hereby waive, to the maximum extent permitted by   applicable law, presentment, demand, protest and all other notices of any kind under this Term Loan   Note.       THIS TERM LOAN NOTE AND THE RIGHTS AND OBLIGATIONS OF THE   PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN   ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT   TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES   OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR   PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.            CORNERSTONE BUILDING BRANDS, INC.         By: ______________________________________    Name:    Title:

              EXHIBIT B   to   TERM LOAN CREDIT AGREEMENT   FORM OF GUARANTEE AND COLLATERAL AGREEMENT   [See attached.]
EXHIBIT C   to   TERM LOAN CREDIT AGREEMENT   Page 2                  EXHIBIT C   to   TERM LOAN CREDIT AGREEMENT   [Reserved]

              EXHIBIT D-1   to   TERM LOAN CREDIT AGREEMENT   FORM OF U.S. TAX COMPLIANCE CERTIFICATE1   Reference is made to the Loan(s) held by the undersigned pursuant to the Term Loan   Credit Agreement (as the same may be amended, supplemented, waived or otherwise modified from time   to time, the “Credit Agreement”), dated as of [●], 2022, among CORNERSTONE BUILDING BRANDS,   INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW   YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders   and as collateral agent for the Secured Parties. Unless otherwise defined herein, capitalized terms defined   in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.   The undersigned hereby certifies under penalty of perjury that:   1. The undersigned is the sole record and beneficial owner of the Loan(s) (as well as any   Note(s) evidencing such Loan(s)) registered in its name;   2. The income from the Loan(s) held by the undersigned is not effectively connected with   the conduct of a trade or business within the United States;   3. The undersigned is not a bank (as such term is used in Section 881(c)(3)(A) of the   Internal Revenue Code of 1986, as amended (the “Code”));   4. The undersigned is not a 10-percent shareholder of the Borrower within the meaning of   Section 881(c)(3)(B) of the Code; and   5. The undersigned is not a controlled foreign corporation receiving interest from a related   person within the meaning of Section 881(c)(3)(C) of the Code.   The undersigned has furnished the Borrower and the Administrative Agent with a   certificate of the undersigned’s non-U.S. person status on Internal Revenue Service Form W-8BEN-E.   By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate   changes, the undersigned shall so inform the Borrower and the Administrative Agent in writing within   thirty days of such change and (2) the undersigned shall furnish the Borrower and the Administrative   Agent, a properly completed and currently effective certificate in either the calendar year in which   payment is to be made to the undersigned pursuant to the Credit Agreement, or in either of the two   calendar years preceding such payment.         1 To be completed by a Foreign Lender that is not a non-U.S. intermediary or flow-through entity for U.S.   federal income tax purposes.
EXHIBIT D-1   to   TERM LOAN CREDIT AGREEMENT   Page 2                  [NAME OF LENDER]         By:    Name:    Title:      [Address]   Dated: __________, 20__

              EXHIBIT D-2   to   TERM LOAN CREDIT AGREEMENT   FORM OF U.S. TAX COMPLIANCE CERTIFICATE2   Reference is made to the Loan(s) held by the undersigned pursuant to the Term Loan   Credit Agreement (as the same may be amended, supplemented, waived or otherwise modified from time   to time, the “Credit Agreement”), dated as of [●], 2022, among CORNERSTONE BUILDING BRANDS,   INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW   YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders   and as collateral agent for the Secured Parties. Unless otherwise defined herein, capitalized terms defined   in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.   The undersigned hereby certifies under penalty of perjury that:   1. The undersigned is the sole record owner of the Loan(s) (as well as any Note(s)   evidencing such Loan(s)) registered in its name, and its direct or indirect partners or   members are the sole beneficial owners of such Loan(s) (as well as any Note(s)   evidencing such Loan(s));   2. The income from the Loan(s) held by the undersigned is not effectively connected with   the conduct of a trade or business within the United States of the undersigned or of any of   its direct or indirect partners or members that is claiming the portfolio interest exemption;   3. Neither the undersigned nor any of its direct or indirect partners or members that is   claiming the portfolio interest exemption is a bank (as such term is used in Section   881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code));   4. None of the direct or indirect partners or members of the undersigned that is claiming the   portfolio interest exemption is a 10-percent shareholder of the Borrower within the   meaning of Section 881(c)(3)(B) of the Code; and   5. None of the direct or indirect partners or members of the undersigned that is claiming the   portfolio interest exemption is a controlled foreign corporation receiving interest from a   related person within the meaning of Section 881(c)(3)(C) of the Code.   The undersigned has furnished the Borrower and the Administrative Agent with a   certificate of the undersigned’s non-U.S. person status on Internal Revenue Service Form W-8IMY   accompanied by one of the following forms from each of its partners or members that is claiming the   portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN-E or (ii) an Internal Revenue   Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN-E from each of such   partner’s or member’s beneficial owners that is claiming the portfolio interest exemption. By executing   this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the   undersigned shall so inform the Borrower and the Administrative Agent in writing within thirty days of   such change and (2) the undersigned shall furnish the Borrower and the Administrative Agent a properly      2 To be completed by a Foreign Lender that is a non-U.S. intermediary or flow-through entity for U.S. federal   income tax purposes.
EXHIBIT D-2   to   TERM LOAN CREDIT AGREEMENT   Page 2                  completed and currently effective certificate in either the calendar year in which a payment is to be made   to the undersigned pursuant to the Credit Agreement, or in either of the two calendar years preceding such   payment.      [NAME OF LENDER]         By:    Name:    Title:      [Address]   Dated: __________, 20__

                 EXHIBIT E   to   TERM LOAN CREDIT AGREEMENT   FORM OF ASSIGNMENT AND ACCEPTANCE   Reference is made to the Term Loan Credit Agreement (as the same may be amended,   supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), dated as of [●],   2022, among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (as successor by   merger to Camelot Return Merger Sub, Inc., a Delaware corporation) (together with its successors and   assigns, the “Borrower”), the several banks and other financial institutions from time to time party thereto   (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such   capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties.   Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall   have the meanings given to them in the Credit Agreement.   ___________________________ (the “Assignor”) and _________________ (the   “Assignee”) agree as follows:   1. The Assignor hereby irrevocably sells and assigns to the Assignee without   recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor   without recourse to the Assignor, as of the Transfer Effective Date (as defined below), an interest (the   “Assigned Interest”) as set forth in Schedule 1 in and to the Assignor’s rights and obligations under the   Credit Agreement and the other Loan Documents with respect to those credit facilities provided for in the   Credit Agreement as are set forth on Schedule 1 (individually, an “Assigned Facility”; collectively, the   “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1.   2. The Assignor (a) makes no representation or warranty and assumes no   responsibility with respect to any statements, warranties or representations made in or in connection with   the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant   thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit   Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto,   other than that it is the legal and beneficial owner of the Assigned Interest and that it has not created any   adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of   any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to   the financial condition of the Borrower or any of its Subsidiaries or any other obligor or the performance   or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective   obligations under the Credit Agreement, any other Loan Document or any other instrument or document   furnished pursuant hereto or thereto; [and] (c) attaches the Note(s), if any, held by it evidencing the   Assigned Facilities [and requests that the Administrative Agent exchange such Note(s) for a new Note or   Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facilities) a   new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being   made hereby (and after giving effect to any other assignments which have become effective on the   Transfer Effective Date)]3 [and (d) if the Assignee is an Affiliate of the Assignor, the Assignor represents      3 Should only be included when specifically required by the Assignee and/or the Assignor, as the case may be.
EXHIBIT E   to   TERM LOAN CREDIT AGREEMENT   Page 2                  and warrants that the Assignor is not assigning the Assigned Interest to the Assignee in connection with   or in contemplation of the sale or other disposition of the Assignor’s interest in the Assignee]4.   3. The Assignee (a) represents and warrants that it is legally authorized to enter into   this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement,   together with copies of the financial statements referred to in Subsections 5.1(a) and 7.1 thereof and such   other documents and information as it has deemed appropriate to make its own credit analysis and   decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without   reliance upon the Assignor, any Agent or any other Lender and based on such documents and information   as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking   action under the Credit Agreement, the other Loan Documents or any other instrument or document   furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such   action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the   other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are   delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental   thereto; (e) hereby affirms the acknowledgements and representations of such Assignee as a Lender   contained in Subsection 10.5 of the Credit Agreement; (f) agrees that it will be bound by the provisions of   the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the   obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender,   including its obligations pursuant to Subsection 11.16 of the Credit Agreement, and, if it is organized   under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of   the Credit Agreement; and (g) represents and warrants that it meets all the requirements to be an assignee   under the assignment provisions of the Credit Agreement and is not a Defaulting Lender.   4. The effective date of this Assignment and Acceptance shall be [___________],   [_______] (the “Transfer Effective Date”). Following the execution of this Assignment and Acceptance,   it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative   Agent pursuant to Subsection 11.6 of the Credit Agreement, effective as of the Transfer Effective Date   (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business   Days after the date of such acceptance and recording by the Administrative Agent).   5. Upon such acceptance and recording, from and after the Transfer Effective Date,   the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments   of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but   excluding the Transfer Effective Date and to the Assignee for amounts that have accrued from and after   the Transfer Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all   payments of interest, fees or other amounts paid or payable in kind from and after the Transfer Effective   Date to the Assignee.   6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to   the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and   obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the   provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance,   relinquish its rights and be released from its obligations under the Credit Agreement, but shall   nevertheless continue to be entitled to the benefits of (and bound by related obligations under)   Subsections 4.10, 4.11, 4.13 and 11.5 thereof.      4 To be included if the Assignee is an Affiliate of the Assignor in order for Borrower’s consent not to be   required for such assignment.

EXHIBIT E   to   TERM LOAN CREDIT AGREEMENT   Page 3                  7. Notwithstanding any other provision hereof, if the consents of the Borrower and   the Administrative Agent hereto are required under Subsection 11.6 of the Credit Agreement, this   Assignment and Acceptance shall not be effective unless such consents shall have been obtained.   8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY,   AND CONSTRUED AND INTERPRETED, IN ACCORDANCE WITH, THE LAW OF THE STATE   OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF   LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY   APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE   LAWS OF ANOTHER JURISDICTION.   IN WITNESS WHEREOF, the parties hereto have caused this Assignment and   Acceptance to be executed as of the date first above written by their respective duly authorized officers on   Schedule 1 hereto.
              SCHEDULE 1   to   EXHIBIT E   ASSIGNMENT AND ACCEPTANCE   Re: Term Loan Credit Agreement (as the same may be amended, supplemented, waived   or otherwise modified from time to time, the “Credit Agreement”), dated as of [●], 2022, among   CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (as successor by merger to   Camelot Return Merger Sub, Inc., a Delaware corporation) (together with its successors and assigns, the   “Borrower”), the several banks and other financial institutions from time to time party thereto (the   “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders   and as collateral agent for the Secured Parties (as defined therein).   Name of Assignor:   Name of Assignee:   Transfer Effective Date of Assignment:   Assigned Facility   Aggregate Amount of   Commitment/Loans under   Assigned Facility for Assignor   Amount of Commitment/Loans   Assigned      $__________ $___________         [NAME OF ASSIGNEE] [NAME OF ASSIGNOR]   By:______________________________   Name:   Title:      By:______________________________   Name:   Title:

SCHEDULE 1   to   EXHIBIT E   Page 2                  Accepted for recording in the Register: Consented To:   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent   [CORNERSTRONE BUILDING BRANDS, INC.         By:______________________________   Name:   Title:      By:______________________________   Name:   Title:   By:______________________________   Name:   Title:]5       [DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent    By:______________________________   Name:   Title:   By:______________________________   Name:   Title:]6                  5 Insert only as required by Subsection 11.6 of the Credit Agreement.   6 Insert only as required by Subsection 11.6 of the Credit Agreement.
              EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   FORM OF SECRETARY’S CERTIFICATE   [___________, [●]]   Reference is hereby made to (i) that certain Cash Flow Credit Agreement, dated as of   April 12, 2018 (as amended by the First Amendment to Cash Flow Credit Agreement, dated as of   November 14, 2018, the Second Amendment to Cash Flow Credit Agreement, dated as of April 15, 2021,   the Third Amendment to Cash Flow Credit Agreement, dated as of April 15, 2021, and the Increase   Supplement to the Cash Flow Credit Agreement, dated as of April 15, 2021, and as the same may be   further amended, supplemented, waived or otherwise modified from time to time, the “Cash Flow Credit   Agreement”), among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (the   “Parent Borrower” or the “Company”), the several banks and other financial institutions from time to time   party thereto (the “Cash Flow Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent   for the Cash Flow Lenders (in such capacity, the “Cash Flow Administrative Agent”) and as collateral   agent for the Secured Parties (as defined therein), (ii) that certain ABL Credit Agreement, dated as of   April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, Amendment No. 2, dated   as of October 15, 2018, Amendment No. 3, dated as of November 14, 2018, Amendment No. 4, dated as   of November 16, 2018, Amendment No. 5, dated as of September 4, 2020, and Amendment No. 6, dated   as of April 15, 2021, and as further amended, supplemented, waived or otherwise modified from time to   time, the “ABL Credit Agreement”), among the Parent Borrower, the Canadian Borrowers (as defined   therein) from time to time party thereto, the U.S. Subsidiary Borrowers (as defined therein) from time to   time party thereto, the several banks and other financial institutions from time to time party thereto (the   “ABL Lenders”) and UBS AG, STAMFORD BRANCH, as administrative agent for the ABL Lenders (in   such capacity, the “ABL Administrative Agent”), as collateral agent for the Secured Parties (as defined   therein), as swingline lender and as an issuing lender, (iii) that certain Amendment No. 7 to the ABL   Credit Agreement, dated as of the date hereof (the “ABL Amendment”), among the Parent Borrower, the   Canadian Borrowers party thereto, the U.S. Subsidiary Borrowers party thereto, the ABL Lenders party   thereto and the ABL Administrative Agent, (iv) that certain Indenture, dated as of April 12, 2018 (as   supplemented by the First Supplemental Indenture, dated as of April 12, 2018, the Second Supplemental   Indenture, dated as of April 12, 2018, the Third Supplemental Indenture, dated as of April 13, 2018, the   Fourth Supplemental Indenture, dated as of October 15, 2018, the Fifth Supplemental Indenture, dated as   of November 16, 2018, the Sixth Supplemental Indenture, dated as of February 20, 2019, the Seventh   Supplemental Indenture, dated as of March 29, 2020, the Eighth Supplemental Indenture, dated as of   September 24, 2020, the Ninth Supplemental Indenture, dated as June 29, 2021, the Tenth Supplemental   Indenture, dated as of January 6, 2022, the Eleventh Supplemental Indenture, dated as of April 22, 2022   (the “Unsecured Notes Indenture”), among the Parent Borrower, as issuer, the Subsidiary Guarantors (as   defined therein) from time to time party thereto and Wilmington Trust, National Association, as trustee   (the “Unsecured Notes Trustee”), (v) that certain Twelfth Supplemental Indenture, dated as of the date   hereof among the Parent Borrower, the subsidiary guarantors from time to time party thereto and the   Unsecured Notes Trustee, (vi) that certain Purchase Agreement, dated as of July, [●] 2022 (the “Purchase   Agreement”), among CAMELOT RETURN MERGER SUB, INC. a Delaware corporation (“Merger   Sub”), Deutsche Bank Securities Inc. and UBS Securities LLC, acting for themselves and as the   representatives of the initial purchasers listed on Schedule I thereto (the “Initial Purchasers”), providing   for, among other things, the sale of $600,000,000 of [●]% Senior Secured Notes due 2028 by Merger Sub   to the Initial Purchasers and (vii) that certain Term Loan Credit Agreement, dated as of the date hereof,   and as the same may be further amended, supplemented, waived or otherwise modified from time to time,   the “Term Loan Credit Agreement”), among the Company (as successor by merger to Merger Sub), the

EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 2                  Lenders from time to time party thereto, and Deutsche Bank AG New York Branch, as administrative   agent and collateral agent (the ABL Amendment, the Twelfth Supplemental Indenture, the Term Loan   Credit Agreement, the Purchase Agreement, together with the other Loan Documents (as defined in each   of the Cash Flow Credit Agreement, the Term Loan Credit Agreement and the ABL Credit Agreement)   and the Operative Documents (as defined in the Purchase Agreement) delivered by or on the date hereof   in connection with the ABL Amendment, the Twelfth Supplemental Indenture, the Purchase Agreement   and the Term Loan Credit Agreement, as applicable, the “Transaction Documents”).   The undersigned, [__], [__] of the [managing member of] [general partner of] [__] (the   “Company”), certifies solely on behalf of [__], in [his][her] capacity as [__] and not individually, as   follows:    (a) Attached hereto as Annex 1 is a true, correct and complete copy of the certificate   of [incorporation][formation][limited partnership][other charter document] of the Borrower, as amended   through the date hereof (the “Charter”), as certified by the [Secretary of State] [similar body] of the   [State] [other jurisdiction] of [__]. The Charter is in full force and effect on the date hereof, has not been   amended or cancelled and[, with the exception of proceedings relating to the [Camelot Merger] (as   defined the Term Loan Credit Agreement),] no amendment to the Charter is pending or proposed. To the   best of the undersigned’s knowledge, no steps have been taken and no proceedings are pending for the   merger, consolidation, conversion, dissolution, termination or liquidation of the Borrower and no such   proceedings are threatened or contemplated[, with the exception of proceedings relating to the [Camelot   Merger] (as defined the Term Loan Credit Agreement)].   (b) [Attached hereto as Annex 2 is a true, correct and complete copy of the [bylaws]   [limited liability company agreement] [limited partnership agreement] [other operating agreement] of the   Company, as amended through the date hereof (the “Operating Agreement”) as in effect at all times since   the adoption thereof to and including the date hereof. Such Operating Agreement has not been amended,   repealed, modified, superseded, revoked or restated, and such Operating Agreement is in full force and   effect on the date hereof and no amendment to the Operating Agreement is pending.]   (c) Attached hereto as Annex [2][3] is a true, correct and complete copy of the   [[unanimous] written consent] [minutes] of the [[managing] [sole] member]] [general partner] [Board of   Directors] [Board of Managers] [other authorizing body] of the Company (the “Authorizing Body”),   dated as of [●], 20[●] (the “Resolutions”), authorizing, among other things, the execution, delivery and   performance of each of the Transaction Documents to which the Company is a party and the transactions   contemplated thereby. The Resolutions (i) were duly adopted by the Authorizing Body and have not been   amended, modified, superseded or revoked in any respect, (ii) are in full force and effect on the date   hereof[,][ and] (iii) are the only proceedings of the Authorizing Body [or any committee thereof] relating   to or affecting the Transaction Documents to which the Company is a party and the matters referred to   therein [and (iv) have been filed [with the minutes of the proceedings of the Authorizing Body] [in the   minute book of the Company] [in accordance with the Operating Agreement]]. [As of [●], 20[●], there   were no vacancies or unfilled newly created [directorships] [manager positions] on the Authorizing   Body.]   (d) Attached hereto as Annex [3][4] is a list of the persons who, as of the date hereof,   are duly elected and qualified [officers] [managing directors] of the [managing member of the] [general   partner of the] Company holding the offices indicated next to their respective names, and the signatures   appearing opposite their respective names are the true and genuine signatures of such [officers]   [managing directors] or true facsimiles thereof, and each of such [officers] [managing directors] is duly
EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 3                  authorized to execute and deliver, on behalf of the [[managing member of the] [general partner of the]   Company, the Transaction Documents to which the Company is a party and any of the other documents   contemplated thereby.   (e) [A duly executed copy of each of the Transaction Documents (as defined in the   Resolutions) to which the Company is a party has been delivered by the Company to each of the other   parties thereto.]   Debevoise & Plimpton LLP, Holland & Hart LLP, Marshall & Melhorn, LLC and   Morris, Nichols, Arsht & Tunnell LLP are entitled to rely on this certificate in connection with any   opinions they are delivering pursuant to the Transaction Documents to which the Company is a party.   [The remainder of this page is intentionally left blank.]

EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 4      [Signature Page to Secretary’s Certificate of [Company]]            IN WITNESS WHEREOF, the [managing member of the] [general partner of   the] Company has caused this certificate to be executed on its behalf by its [●], as of the day first   set forth above.   By:______________________________   Name:   Title:   I, [●], am the duly elected and acting [●] of the [managing member of the]   [general partner of the] Company, and do hereby certify in such capacity on behalf of the   [managing member of the] [general partner of the] Company and not in my individual capacity   that [●] is the duly elected, qualified and acting [●] of the [managing member of the] [general   partner of the] Company and that the signature appearing above is [his][her] genuine signature or   a true facsimile thereof.      By:______________________________   Name:   Title:
EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 5               Annex 1 – Charter

EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 6               Annex 2 – Operating Agreement
EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 7               Annex 3 – Resolutions

EXHIBIT F   to   TERM LOAN CREDIT AGREEMENT   Page 8         [Incumbency Certificate of [Company]]               Annex 4 – Incumbency Certificate   Name Title Signature   [●] [●]   [●] [●]   [●] [●]   [●] [●]   [●] [●]
              EXHIBIT G   to   TERM LOAN CREDIT AGREEMENT   FORM OF OFFICER’S CERTIFICATE   CAMELOT RETURN MERGER SUB, INC.   Pursuant to Subsection 6.1(f) of the Term Loan Credit Agreement, dated as of [●], 2022 (as the   same may be amended, supplemented, waived or otherwise modified from time to time, the “Credit   Agreement”; capitalized terms defined therein being used herein as therein defined), among CAMELOT   RETURN MERGER SUB, INC., a Delaware corporation (to be merged with and into Cornerstone   Building Brands, Inc., a Delaware corporation) (together with its successors and assigns, the “Borrower”),   the several banks and other financial institutions from time to time party thereto (the “Lenders”) and   DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders and as   collateral agent for the Secured Parties, the undersigned hereby certifies, on behalf of the Borrower, that:    1. On and as of the date hereof, both before and after giving effect to any Extension   of Credit to occur on the date hereof and the application of the proceeds thereof, (i) the condition in   Section 7.2(a) of the Camelot Merger Agreement (but only with respect to the representations that are   material to the interests of the Lenders (in their capacities as such), and only to the extent that Merger Sub   (or any of its Affiliates party to the Camelot Merger Agreement) has the right to terminate its (and their)   obligations under the Camelot Merger Agreement pursuant to Section 8.1(e) of the Camelot Merger   Agreement (or otherwise decline to consummate the Camelot Merger pursuant to Section 7.2(a) of the   Camelot Merger Agreement), in each case, without liability to any of Merger Sub, the Sponsor or any of   their respective Affiliates as a result of a breach of such representations in the Camelot Merger   Agreement) has been satisfied and (ii) the Specified Representations are true and correct in all material   respects, except for representations and warranties expressly stated to relate to a specific earlier date, in   which case such representations and warranties are true and correct in all material respects as of such   earlier date.   2. On the date hereof, all conditions set forth in Subsection 6.1 of the Credit   Agreement have been satisfied (except as explicitly set forth in the provisos to Subsection 6.1(a),   Subsection 6.1(g), Subsection 6.1(h) and Subsection 6.1(i)) or waived.

              IN WITNESS WHEREOF, the undersigned has hereunto set [his][her] name as of the   date first written above.      CAMELOT RETURN MERGER SUB, INC.         By: ______________________________________    Name:    Title:
              EXHIBIT H   to   TERM LOAN CREDIT AGREEMENT   FORM OF SOLVENCY CERTIFICATE   Date: _____, 20[●]   To the Administrative Agent and each of the Lenders party to the Credit Agreement referred to below:   I, the undersigned, the Chief Financial Officer of CORNERSTONE BUILDING BRANDS, INC.,   a Delaware corporation (the “Borrower”), in that capacity only and not in my individual capacity (and   without personal liability), do hereby certify as of the date hereof, and based upon (i) facts and   circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such   facts and circumstances after the date hereof) and (ii) such materials and information as I have deemed   relevant to the determination of the matters set forth in this certificate, that:   1. This certificate is furnished to the Administrative Agent and the Lenders pursuant to   Subsection 6.1(m) of the Term Loan Credit Agreement, dated as of July [●], 2022, among CAMELOT   RETURN MERGER SUB, INC., a Delaware corporation (to be merged with and into the Borrower), the   several banks and other financial institutions from time to time party thereto and DEUTSCHE BANK AG   NEW YORK BRANCH, as administrative agent for the Lenders and as collateral agent for the Secured   Parties (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used in this   certificate shall have the meanings set forth in the Credit Agreement.   2. For purposes of this certificate, the terms below shall have the following definitions:   (a) “Fair Value”   The amount at which the assets (both tangible and intangible), in their entirety, of the Borrower   and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller,   within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts,   with neither being under any compulsion to act.   (b) “Present Fair Salable Value”   The amount that could be obtained by an independent willing seller from an independent willing   buyer if the assets of the Borrower and its Subsidiaries taken as a whole are sold with reasonable   promptness in an arm’s-length transaction under present conditions for the sale of comparable business   enterprises insofar as such conditions can be reasonably evaluated.   (c) “Stated Liabilities”   The recorded liabilities (including contingent liabilities that would be recorded in accordance   with GAAP) of the Borrower and its Subsidiaries taken as a whole, as of the date hereof after giving   effect to the consummation of the Transactions, determined in accordance with GAAP consistently   applied.

EXHIBIT H   to   TERM LOAN CREDIT AGREEMENT   Page 2                  (d) “Identified Contingent Liabilities”   The maximum estimated amount of liabilities reasonably likely to result from pending litigation,   asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the   Borrower and its Subsidiaries taken as a whole after giving effect to the Transactions (including all fees   and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated   Liabilities), as and to the extent identified and explained in terms of their nature and estimated magnitude   by responsible officers of the Borrower.   (e) “Will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they   mature”   For the period from the date hereof through the Maturity Date, the Borrower and its Subsidiaries   taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and   Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities)   otherwise become payable.   (f) “Do not have Unreasonably Small Capital”   For the period from the date hereof through the Maturity Date, the Borrower and its Subsidiaries   taken as a whole after consummation of the Transactions is a going concern and has sufficient capital to   ensure that it will continue to be a going concern for such period.   3. For purposes of this certificate, I, or officers of the Borrower under my direction and   supervision, have performed the following procedures as of and for the periods set forth below.   (a) I have reviewed the financial statements referred to in Subsection 5.1(a) of the Credit   Agreement.   (b) I have knowledge of and have reviewed to my satisfaction the Credit Agreement.   (c) As the Chief Financial Officer of the Borrower, I am familiar with the financial condition   of the Borrower and its Subsidiaries.   4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that   after giving effect to the consummation of the Transactions on the Closing Date (including, if applicable,   the Camelot CD&R Share Purchase), it is my opinion that (i) the Fair Value and Present Fair Salable   Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed their Stated Liabilities   and Identified Contingent Liabilities; (ii) the Borrower and its Subsidiaries taken as a whole do not have   Unreasonably Small Capital; and (iii) the Borrower and its Subsidiaries taken as a whole will be able to   pay their Stated Liabilities and Identified Contingent Liabilities as they mature.   * * *
EXHIBIT H   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the Borrower has caused this certificate to be executed on its behalf   by its Chief Financial Officer as of the date first written above.   CORNERSTONE BUILDING BRANDS, INC.   By:   Name:   Title:

              EXHIBIT I-1   to   TERM LOAN CREDIT AGREEMENT   FORM OF INCREASE SUPPLEMENT   INCREASE SUPPLEMENT, dated as of [___________], to the Term Loan Credit Agreement,   dated as of [●] (as the same may be amended, supplemented, waived or otherwise modified from time to   time, the “Credit Agreement”), among CORNERSTONE BUILDING BRANDS, INC., a Delaware   corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware corporation)   (together with its successors and assigns, the “Borrower”), the several banks and other financial   institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW YORK   BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as   collateral agent for the Secured Parties. Unless otherwise defined herein, terms defined in the Credit   Agreement and used herein shall have the meanings given to them in the Credit Agreement.   1. Pursuant to Subsection 2.8 of the Credit Agreement, the Borrower hereby proposes to   increase (the “Increase”) the aggregate [Initial Term Loan Commitments] from [$_______] to   [$_______].   2. Each of the following Lenders (each, an “Increasing Lender”) has been invited by the   Borrower, and has agreed, subject to the terms hereof, to increase its [Initial Term Loan Commitment] as   follows:   Name of Lender   [[Initial][___   Tranche]7] [Term   Loan] Commitment   [[Initial Term   Loan][___ Tranche]8]   Supplemental [Term   Loan] Commitment   (after giving effect   hereto)   [[Initial][___   Tranche]]   Supplemental   [Term Loan]   Amortization    $ $    $ $    $ $      3. Pursuant to Subsection 2.8 of the Credit Agreement, by execution and delivery of this   Increase Supplement, each of the Increasing Lenders agrees and acknowledges that it shall have an   aggregate [[Initial][___ Tranche]9] Term Loan Commitment and [[Initial Term Loan][___ Tranche]10]   Supplemental Term Loan Commitment in the amount equal to the amount set forth above next to its   name.   4. In accordance with the Credit Agreement, this Increase Supplement is designated as a   Loan Document.   [Remainder of Page Intentionally Left Blank]         7 Indicate relevant Tranche.   8 Indicate relevant Tranche.   9 Indicate relevant Tranche.   10 Indicate relevant Tranche.
EXHIBIT I-1   to   TERM LOAN CREDIT AGREEMENT   Page 2                  IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be   duly executed and delivered by their proper and duly authorized officers as of the day and year first above   written.   The Increasing Lender:   [INCREASING LENDER]   By:    Name:    Title:   CORNERSTONE BUILDING BRANDS, INC.         By: __________________________________    Name:    Title:

              EXHIBIT I-2   to   TERM LOAN CREDIT AGREEMENT   FORM OF LENDER JOINDER AGREEMENT   THIS LENDER JOINDER AGREEMENT, dated as of [____________] (this “Lender Joinder   Agreement”), by and among the bank or financial institution party hereto (the “Additional Commitment   Lender”), CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (as successor by   merger to Camelot Return Merger Sub, Inc., a Delaware corporation) (the “Borrower”), and DEUTSCHE   BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative   Agent”) for the Lenders and as collateral agent for the Secured Parties. Unless otherwise defined herein,   terms defined in the Credit Agreement and used herein shall have the meanings given to them in the   Credit Agreement.   RECITALS:   WHEREAS, reference is made to the Term Loan Credit Agreement, dated as of [●], 2022 (as the   same may be amended, supplemented, waived or otherwise modified from time to time, the “Credit   Agreement”), among the Borrower, the several banks and other financial institutions from time to time   party thereto (the “Lenders”) and the Administrative Agent; and   WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may add   Supplemental Term Loan Commitments of one or more Additional Commitment Lenders by entering into   one or more Lender Joinder Agreements, provided that after giving effect thereto the aggregate amount of   all Supplemental Term Loan Commitments shall not exceed the Maximum Incremental Facilities   Amount.   NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants   herein contained, the parties hereto agree as follows:   1. The Additional Commitment Lender party hereto hereby agrees to commit to provide its   respective Commitments as set forth on Schedule A annexed hereto, on the terms and   subject to the conditions set forth below:   Such Additional Commitment Lender (a) represents and warrants that it is legally authorized to   enter into this Lender Joinder Agreement; (b) confirms that it has received a copy of the Credit   Agreement, together with copies of the financial statements referred to in Subsections 5.1(a) and 7.1 of   the Credit Agreement and such other documents and information as it has deemed appropriate to make its   own credit analysis and decision to enter into this Lender Joinder Agreement; (c) agrees that it will,   independently and without reliance upon the Administrative Agent or any other Lender and based on such   documents and information as it shall deem appropriate at the time, continue to make its own credit   decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any   other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each   applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion   under the Credit Agreement, the other Loan Documents or any other instrument or document furnished   pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof,   together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and   representations of such Additional Commitment Lender as a Lender contained in Subsection 10.5 of the   Credit Agreement; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will   perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of
EXHIBIT I-2   to   TERM LOAN CREDIT AGREEMENT   Page 2                  the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to   Subsection 11.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside   the United States, its obligations pursuant to Subsection 4.11(b) of the Credit Agreement.   2. The Additional Commitment Lender hereby agrees to make its Supplemental Term Loan   Commitment on the following terms and conditions on the Effective Date set forth on   Schedule A (such date, the “Effective Date”) pertaining to such Additional Commitment   Lender attached hereto:   1. Additional Commitment Lender to Be a Lender. Such Additional Commitment   Lender acknowledges and agrees that upon its execution of this Lender Joinder   Agreement that such Additional Commitment Lender shall on and as of the   Effective Date become a “Lender” with respect to the Term Loan Tranche   indicated on Schedule A, under, and for all purposes of, the Credit Agreement   and the other Loan Documents, shall be subject to and bound by the terms   thereof, shall perform all the obligations of and shall have all rights of a Lender   thereunder, and shall make available such amount to fund its ratable share of   outstanding Supplemental Term Loan Commitments on the Effective Date as the   Administrative Agent may instruct.   2. Certain Delivery Requirements. Such Additional Commitment Lender has   delivered or shall deliver herewith to the Borrower and the Administrative Agent   such forms, certificates or other evidence with respect to United States federal   income tax withholding matters as such Additional Commitment Lender may be   required to deliver to the Borrower and the Administrative Agent pursuant to   Subsection 4.11 of the Credit Agreement.   3. Credit Agreement Governs. Except as set forth in this Lender Joinder   Agreement, Supplemental Term Loan Commitments shall otherwise be subject to   the provisions of the Credit Agreement and the other Loan Documents.   4. Notice. For purposes of the Credit Agreement, the initial notice address of such   Additional Commitment Lender shall be as set forth below its signature below.   5. Recordation of the New Loans. Upon execution, delivery and effectiveness   hereof, the Administrative Agent will record the Supplemental Term Loan   Commitments made by such Additional Commitment Lender in the Register.   6. Amendment, Modification and Waiver. This Lender Joinder Agreement may not   be amended, modified or waived except by an instrument or instruments in   writing signed and delivered on behalf of each of the parties hereto.   7. Entire Agreement. This Lender Joinder Agreement, the Credit Agreement and   the other Loan Documents represent the entire agreement among the parties with   respect to the subject matter hereof, and there are no promises, undertakings,   representations or warranties by any of the parties relative to the subject matter   hereof not expressly set forth or referred to herein or in the other Loan   Documents.

EXHIBIT I-2   to   TERM LOAN CREDIT AGREEMENT   Page 3                  8. GOVERNING LAW. THIS LENDER JOINDER AGREEMENT AND THE   RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE   GOVERNED BY, AND CONSTRUED AND INTERPRETED IN   ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,   WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF   CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES   ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD   REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER   JURISDICTION.   9. Severability. Any provision of this Lender Joinder Agreement which is   prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be   ineffective to the extent of such prohibition or unenforceability without   invalidating the remaining provisions hereof, and any such prohibition or   unenforceability in any jurisdiction shall not invalidate or render unenforceable   such provision in any other jurisdiction.   10. Counterparts. This Lender Joinder Agreement may be executed by one or more   of the parties to this Lender Joinder Agreement in any number of separate   counterparts (including by facsimile and other electronic transmission), and all of   such counterparts taken together shall be deemed to constitute one and the same   instrument.   [Remainder of Page Intentionally Left Blank]
EXHIBIT I-2   to   TERM LOAN CREDIT AGREEMENT   Page 4                  IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to   execute and deliver this Lender Joinder Agreement as of the date first above written.   [NAME OF ADDITIONAL COMMITMENT   LENDER]   By:    Name:    Title:   Notice Address:   Attention:   Telephone:   Facsimile:   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent   By:    Name:    Title:   By:    Name:    Title:      CORNERSTONE BUILDING BRANDS, INC.,   as Borrower         By:    Name:    Title:

               SCHEDULE A   to   EXHIBIT I-2   SUPPLEMENTAL TERM LOAN COMMITMENTS   Additional   Commitment   Lender   [Initial Term Loan]   [___ Tranche]11   Supplemental Term   Loan Commitment   Principal Amount   Committed   Aggregate Amount of   All [Initial Term Loan]   [___ Tranche]12   Supplemental Term   Loan Commitments   Maturity Date      $__________      $____________         Effective Date of Lender Joinder Agreement: ___________________________               11 Indicate relevant Tranche.   12 Indicate relevant Tranche.
              EXHIBIT J   to   TERM LOAN CREDIT AGREEMENT   FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT   [See attached.]

EXHIBIT J   to   TERM LOAN CREDIT AGREEMENT            [FORM OF]   JUNIOR LIEN INTERCREDITOR AGREEMENT      by and between      [ ],      as Cash Flow Agent      and      [ ],      as Initial Junior Priority Agent   dated as of [ ], 20[ ]
  -i-      TABLE OF CONTENTS   Page   ARTICLE I      DEFINITIONS   Section 1.1 UCC Definitions ............................................................................................................... 2   Section 1.2 Other Definitions .............................................................................................................. 2   Section 1.3 Rules of Construction. .................................................................................................... 25   ARTICLE II      LIEN PRIORITY   Section 2.1 Agreement to Subordinate. ............................................................................................. 25   Section 2.2 Waiver of Right to Contest Liens. .................................................................................. 30   Section 2.3 Remedies Standstill. ....................................................................................................... 31   Section 2.4 Exercise of Rights. .......................................................................................................... 33   Section 2.5 [RESERVED]. ................................................................................................................ 34   Section 2.6 Waiver of Marshalling. ................................................................................................... 34   ARTICLE III      ACTIONS OF THE PARTIES   Section 3.1 Certain Actions Permitted. .............................................................................................. 35   Section 3.2 Agent for Perfection. ...................................................................................................... 35   Section 3.3 Sharing of Information and Access. ............................................................................... 35   Section 3.4 Insurance. ........................................................................................................................ 35   Section 3.5 No Additional Rights for the Credit Parties Hereunder. ................................................. 36   Section 3.6 Actions upon Breach....................................................................................................... 36   ARTICLE IV      APPLICATION OF PROCEEDS   Section 4.1 Application of Proceeds. ................................................................................................. 36   Section 4.2 Specific Performance. ..................................................................................................... 39   ARTICLE V      INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS   Section 5.1 Notice of Acceptance and Other Waivers. ...................................................................... 39   Section 5.2 Modifications to Senior Priority Documents and Junior Priority   Documents. ..................................................................................................................... 40   Section 5.3 Reinstatement and Continuation of Agreement. ............................................................. 44

Page   -ii-      ARTICLE VI      INSOLVENCY PROCEEDINGS   Section 6.1 DIP Financing. ................................................................................................................ 44   Section 6.2 Relief from Stay. ............................................................................................................. 45   Section 6.3 No Contest. ..................................................................................................................... 45   Section 6.4 Asset Sales. ..................................................................................................................... 46   Section 6.5 Separate Grants of Security and Separate Classification. ............................................... 46   Section 6.6 Enforceability. ................................................................................................................ 47   Section 6.7 Senior Priority Obligations Unconditional. .................................................................... 47   Section 6.8 Junior Priority Obligations Unconditional. ..................................................................... 47   Section 6.9 Adequate Protection........................................................................................................ 48   ARTICLE VII      MISCELLANEOUS   Section 7.1 Rights of Subrogation. .................................................................................................... 49   Section 7.2 Further Assurances. ........................................................................................................ 49   Section 7.3 Representations. .............................................................................................................. 49   Section 7.4 Amendments. .................................................................................................................. 49   Section 7.5 Addresses for Notices. .................................................................................................... 50   Section 7.6 No Waiver, Remedies. .................................................................................................... 51   Section 7.7 Continuing Agreement; Transfer of Secured Obligations. ............................................. 51   Section 7.8 Governing Law; Entire Agreement. ............................................................................... 51   Section 7.9 Counterparts. ................................................................................................................... 52   Section 7.10 No Third-Party Beneficiaries. ......................................................................................... 52   Section 7.11 Designation of Additional Indebtedness; Joinder of Additional Agents. ....................... 52   Section 7.12 Senior Priority Representative; Notice of Senior Priority Representative   Change. ........................................................................................................................... 53   Section 7.13 Cash Flow Collateral Representative. ............................................................................. 53   Section 7.14 Provisions Solely to Define Relative Rights................................................................... 54   Section 7.15 Headings. ........................................................................................................................ 54   Section 7.16 Severability. .................................................................................................................... 54   Section 7.17 Attorneys’ Fees. .............................................................................................................. 54   Section 7.18 VENUE; JURY TRIAL WAIVER. ................................................................................ 54   Section 7.19 Intercreditor Agreement. ................................................................................................. 55   Section 7.20 No Warranties or Liability. ............................................................................................. 55   Section 7.21 Conflicts. ......................................................................................................................... 55   Section 7.22 Information Concerning Financial Condition of the Credit Parties. ............................... 56   Section 7.23 Excluded Assets . ............................................................................................................ 56            EXHIBITS:   Exhibit A Additional Indebtedness Designation   Exhibit B Additional Indebtedness Joinder
  -iii-         Exhibit C Joinder of Cash Flow Credit Agreement or Initial Junior Priority Credit Facility

              JUNIOR LIEN INTERCREDITOR AGREEMENT   This JUNIOR LIEN INTERCREDITOR AGREEMENT (as amended, restated, supplemented,   waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is   entered into as of [ ], 20[ ], by and between [ ], in its capacity as collateral agent (together   with its successors and assigns in such capacity, and as further defined herein, the “Cash Flow Agent”)   for the Cash Flow Secured Parties referred to below, and [ ], in its capacity as collateral agent   (together with its successors and assigns in such capacity, from time to time, and as further defined   herein, the “Initial Junior Priority Agent”) for the Initial Junior Priority Secured Parties referred to below.   Capitalized terms defined in Article I hereof are used in this Agreement as so defined.   RECITALS   A. Pursuant to the Original Cash Flow Credit Agreement, the Cash Flow Credit Agreement   Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the   Cash Flow Borrower.   B. Pursuant to the Original Cash Flow Guarantees, the Cash Flow Guarantors have agreed to   unconditionally guarantee jointly and severally the payment and performance of the Cash Flow   Borrower’s obligations under the Cash Flow Documents.   C. Pursuant to the Original Initial Junior Priority Credit Facility, the Initial Junior Priority   Secured Creditors have agreed to make certain extensions of credit to or for the benefit of the Initial   Junior Priority Borrower.   D. Pursuant to the Initial Junior Priority Guarantees, the Initial Junior Priority Guarantors   have agreed to guarantee the payment and performance of the Initial Junior Priority Borrower’s   obligations under the Initial Junior Priority Documents.   E. The Cash Flow Agent (on behalf of the Cash Flow Secured Parties) is party to the Base   Intercreditor Agreement, and the Initial Junior Priority Agent (on behalf of the Initial Junior Priority   Secured Parties) is or concurrently herewith will become party thereto.   F. Pursuant to the Base Intercreditor Agreement and this Agreement, the Borrower may,   from time to time, designate certain additional Indebtedness of any Credit Party as “Additional   Indebtedness” (i) by executing and delivering an “Additional Indebtedness Designation” under the Base   Intercreditor Agreement, by designating such additional Indebtedness as “Additional Cash Flow   Indebtedness” thereunder, and by complying with the procedures set forth in Section 7.11 thereof, and (ii)   by executing and delivering an Additional Indebtedness Designation hereunder and by complying with   the procedures set forth in Section 7.11 hereof, and the holders of such Additional Indebtedness and any   other applicable Additional Credit Facility Secured Party shall thereafter constitute Senior Priority   Creditors or Junior Priority Creditors (as so designated by the Company Representative), as the case may   be, and any Additional Agent therefor shall thereafter constitute a Senior Priority Agent or Junior Priority   Agent (as so designated by the Company Representative), as the case may be, for all purposes under this   Agreement.   H. Each of the Cash Flow Agent (on behalf of the Cash Flow Secured Parties) and the Initial   Junior Priority Agent (on behalf of the Initial Junior Priority Secured Parties) and, by their   acknowledgment hereof, the Cash Flow Credit Parties and the Initial Junior Credit Parties, desire to agree
     -2-               to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as   provided herein.   NOW THEREFORE, in consideration of the foregoing and for other good and valuable   consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:   ARTICLE I      DEFINITIONS   Section 1.1 UCC Definitions. The following terms which are defined in the Uniform   Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims,   Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial   Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment   Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting   Obligations, and Tangible Chattel Paper.   Section 1.2 Other Definitions. As used in this Agreement, the following terms shall have the   meanings set forth below:   “ABL Agent” shall have the meaning assigned thereto in the Base Intercreditor Agreement.   “ABL Credit Agreement Lenders” shall have the meaning assigned thereto in the Base   Intercreditor Agreement.   “ABL Priority Collateral” shall have the meaning assigned thereto in the Base Intercreditor   Agreement.   “Additional Agent” shall mean any one or more administrative agents, collateral agents, security   agents, trustees or other representatives for or of any one or more Additional Credit Facility Secured   Parties, and shall include any successor thereto, as well as any Person designated as an “Agent” under any   Additional Credit Facility.   “Additional Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank   Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party   thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent   or an Additional Credit Facility Lender or an Affiliate of an Additional Agent or an Additional Credit   Facility Lender, in each case, on the date the applicable Additional Credit Facility became effective, or at   the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the   following clause (c), and (c) has been designated by the Company Representative in accordance with the   terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any   Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than   one Credit Facility).   “Additional Bank Products Provider” shall mean any Person (other than an Additional Bank   Products Affiliate) that has entered into a Bank Products Agreement with an Additional Credit Party with   the obligations of such Additional Credit Party thereunder being secured by one or more Additional   Collateral Documents, as designated by the Company Representative in accordance with the terms of one

     -3-               or more Additional Collateral Documents (provided that no Person shall, with respect to any Bank   Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one   Credit Facility).   “Additional Borrower” shall mean any Additional Credit Party that incurs or issues Additional   Indebtedness under any Additional Credit Facility, together with its successors and assigns.   “Additional Collateral Documents” shall mean all “Security Documents” (or an equivalent   definition) as defined in any Additional Credit Facility, and in any event shall include all security   agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in   connection with any Additional Credit Facility, and any other agreement, document or instrument   pursuant to which a Lien is granted securing any Additional Obligations or under which rights or   remedies with respect to such Liens are governed, in each case, as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time.   “Additional Credit Facilities” shall mean (a) any one or more agreements, instruments and   documents under which any Additional Indebtedness is or may be incurred, including any credit   agreements, loan agreements, indentures, guarantees or other financing agreements, in each case as the   same may be amended, restated, supplemented, waived or otherwise modified from time to time, together   with (b) if designated by the Company Representative, any other agreement (including any credit   agreement, loan agreement, indenture or other financing agreement) extending the maturity of,   consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional   Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders,   debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or   otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.   “Additional Credit Facility Lenders” shall mean one or more holders of Additional Indebtedness   (or commitments therefor) that is or may be incurred under one or more Additional Credit Facilities,   together with their successors, assigns and transferees, as well as any Person designated as an “Additional   Credit Facility Lender” under any Additional Credit Facility.   “Additional Credit Facility Secured Parties” shall mean all Additional Agents, all Additional   Credit Facility Lenders, all Additional Bank Products Affiliates, all Additional Bank Products Providers,   all Additional Hedging Affiliates, all Additional Hedging Providers and all Additional Management   Credit Providers, and all successors, assigns, transferees and replacements thereof, as well as any Person   designated as an “Additional Credit Facility Secured Party” under any Additional Credit Facility; and   with respect to any Additional Agent shall mean the Additional Credit Facility Secured Party represented   by such Additional Agent.   “Additional Credit Party” shall mean the Company, Holdings (so long as Holdings is a guarantor   under any of the Additional Guarantees), each direct or indirect Subsidiary of the Company or any of its   Affiliates that is or becomes a party to any Additional Document, and any other Person who becomes a   guarantor under any of the Additional Guarantees, in each case unless and until released from its   guarantee obligations.   “Additional Documents” shall mean, with respect to any Indebtedness designated as Additional   Indebtedness hereunder, any Additional Credit Facilities, any Additional Guarantees, any Additional   Collateral Documents, any Bank Products Agreements between any Additional Credit Party and any
     -4-               Additional Bank Products Affiliate or any Additional Bank Products Provider, any Hedging Agreements   between any Additional Credit Party and any Additional Hedging Affiliate or any Additional Hedging   Provider, any Management Guarantee in favor of any Additional Management Credit Provider, and those   other ancillary agreements as to which any Additional Secured Party is a party or a beneficiary and all   other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of   any Additional Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any   Additional Agent, in connection with any of the foregoing or any Additional Credit Facility, including   any intercreditor or joinder agreement among any of the Additional Credit Facility Secured Parties or   among any of the Secured Parties and any Additional Credit Facility Secured Parties, in each case as the   same may be amended, restated, supplemented, waived or otherwise modified from time to time.   “Additional Effective Date” shall have the meaning set forth in Section 7.11(b).   “Additional Guarantees” shall mean any one or more guarantees of any Additional Obligations of   any Additional Credit Party by any other Additional Credit Party in favor of any Additional Credit   Facility Secured Party, in each case as the same may be amended, restated, supplemented, waived or   otherwise modified from time to time.   “Additional Guarantor” shall mean any Additional Credit Party that at any time has provided an   Additional Guarantee.   “Additional Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging   Agreement with an Additional Credit Party with the obligations of such Additional Credit Party   thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent   or an Additional Credit Facility Lender or an Affiliate of an Additional Agent or an Additional Credit   Facility Lender, in each case, on the date the applicable Additional Credit Facility became effective, or at   the time of entry into such Hedging Agreement, or at the time of the designation referred to in the   following clause (c), and (c) has been designated by the Company Representative in accordance with the   terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any   Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit   Facility).   “Additional Hedging Provider” shall mean any Person (other than an Additional Hedging   Affiliate) that has entered into a Hedging Agreement with an Additional Credit Party with the obligations   of such Additional Credit Party thereunder being secured by one or more Additional Collateral   Documents, as designated by the Company Representative in accordance with the terms of one or more   Additional Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement,   be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).   “Additional Indebtedness” shall mean any Additional Specified Indebtedness that (1) is secured   by a Lien on Collateral and is permitted to be so secured by:   (a) prior to the Discharge of Cash Flow Obligations, Subsection 8.6 of the Original   Cash Flow Credit Agreement (if the Original Cash Flow Credit Agreement is then in effect) or   the corresponding negative covenant restricting Liens contained in any other Cash Flow Credit   Agreement then in effect if the Original Cash Flow Credit Agreement is not then in effect (which   covenant is designated in such Cash Flow Credit Agreement as applicable for purposes of this   definition);

     -5-               (b) prior to the Discharge of Initial Junior Priority Obligations, Section [__]1 of the   Original Initial Junior Priority Credit Facility (if the Original Initial Junior Priority Credit Facility   is then in effect) or the corresponding negative covenant restricting Liens contained in any other   Initial Junior Priority Credit Facility then in effect (which covenant is designated in such Initial   Junior Priority Credit Facility as applicable for purposes of this definition); and   (c) prior to the Discharge of Additional Obligations, any negative covenant   restricting Liens contained in any applicable Additional Credit Facility then in effect (which   covenant is designated in such Additional Credit Facility as applicable for purposes of this   definition); and   (2) is designated (a) as “Additional Cash Flow Indebtedness” by the Company Representative in   compliance with the procedures set forth in Section 7.11 of the Base Intercreditor Agreement and (b) as   “Additional Indebtedness” by the Company Representative pursuant to an Additional Indebtedness   Designation and in compliance with the procedures set forth in Section 7.11.   As used in this definition of “Additional Indebtedness”, the term “Lien” shall have the meaning   set forth (x) for purposes of the preceding clause (1)(a), prior to the Discharge of Cash Flow Obligations,   in the Original Cash Flow Credit Agreement (if the Original Cash Flow Credit Agreement is then in   effect), or in any other Cash Flow Credit Agreement then in effect (if the Original Cash Flow Credit   Agreement is not then in effect), (y) for purposes of the preceding clause (1)(b), prior to the Discharge of   Initial Junior Priority Obligations, in the Original Junior Priority Credit Facility (if the Original Junior   Priority Credit Facility is then in effect), or in any other Junior Priority Credit Facility then in effect (if the   Original Junior Priority Credit Facility is not then in effect), and (z) for purposes of the preceding clause   (1)(c), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then   in effect.   “Additional Indebtedness Designation” shall mean a certificate of the Company Representative   with respect to Additional Indebtedness, substantially in the form of Exhibit A attached hereto.   “Additional Indebtedness Joinder” shall mean a joinder agreement executed by one or more   Additional Agents in respect of any Additional Indebtedness subject to an Additional Indebtedness   Designation on behalf of one or more Additional Credit Facility Secured Parties in respect of such   Additional Indebtedness, substantially in the form of Exhibit B attached hereto.   “Additional Management Credit Provider” shall mean any Person who (a) is a beneficiary of a   Management Guarantee provided by an Additional Credit Party, with the obligations of the applicable   Additional Credit Party thereunder being secured by one or more Additional Collateral Documents and   (b) has been designated by the Company Representative in accordance with the terms of one or more   Additional Collateral Documents (provided that no Person shall, with respect to any Management   Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility).      1 Insert the section number of the negative covenant restricting Liens in the Original Initial Junior Priority   Credit Facility.
     -6-               “Additional Obligations” shall mean any and all loans or notes and all other obligations, liabilities   and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether   arising before, during or after the commencement of any case with respect to any Additional Credit Party   under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Credit Party   from time to time to any Additional Agent, any Additional Credit Facility Secured Parties or any of them,   including any Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank   Products Providers, Additional Hedging Providers or Additional Management Credit Providers, whether   for principal, interest (including interest, fees and expenses which, but for the commencement of an   Insolvency Proceeding with respect to such Additional Credit Party, would have accrued on any   Additional Obligation, whether or not a claim is allowed against such Additional Credit Party for such   interest, fees and expenses in the related Insolvency Proceeding), reimbursement of amounts drawn under   letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification   or otherwise, and all other amounts owing or due under the terms of the Additional Documents, as   amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to   time.   “Additional Specified Indebtedness” shall mean any Indebtedness that is or may from time to   time be incurred by any Credit Party in compliance with:   (a) prior to the Discharge of Cash Flow Obligations, Subsection 8.1 of the Original   Cash Flow Credit Agreement (if the Original Cash Flow Credit Agreement is then in effect) or   the corresponding negative covenant restricting Indebtedness contained in any other Cash Flow   Credit Agreement then in effect if the Original Cash Flow Credit Agreement is not then in effect   (which covenant is designated in such Cash Flow Credit Agreement as applicable for purposes of   this definition);   (b) prior to the Discharge of Initial Junior Priority Obligations, Section [ ]2 of the   Original Initial Junior Priority Credit Facility (if the Original Initial Junior Priority Credit Facility   is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any   other Initial Junior Priority Credit Facility then in effect (which covenant is designated in such   Initial Junior Priority Credit Facility as applicable for purposes of this definition); and   (c) prior to the Discharge of Additional Obligations, any negative covenant   restricting Indebtedness contained in any Additional Credit Facility then in effect (which   covenant is designated in such Additional Credit Facility as applicable for purposes of this   definition).   As used in this definition of “Additional Specified Indebtedness”, the term “Indebtedness” shall   have the meaning set forth (x) for purposes of the preceding clause (a), prior to the Discharge of Cash   Flow Obligations, in the Original Cash Flow Credit Agreement (if the Original Cash Flow Credit   Agreement is then in effect), or in any other Cash Flow Credit Agreement then in effect (if the Original   Cash Flow Credit Agreement is not then in effect), (y) for purposes of the preceding clause (b), prior to      2 Insert the section number of the negative covenant restricting Indebtedness in the Original Initial Junior   Priority Credit Facility.

     -7-               the Discharge of Initial Junior Priority Obligations, in the Original Junior Priority Credit Facility (if the   Original Junior Priority Credit Facility is then in effect), or in any other Junior Priority Credit Facility   then in effect (if the Original Junior Priority Credit Facility is not then in effect), and (z) for purposes of   the preceding clause (c), prior to the Discharge of Additional Obligations, in the applicable Additional   Credit Facility then in effect. In the event that any Indebtedness as defined in any such Credit Document   shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in   compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified   Indebtedness for the purposes of such other Credit Document.   “Affiliate” shall mean, with respect to any Person, any other Person which, directly or indirectly,   is in control of, is controlled by, or is under common control with, such Person. For purposes of this   definition, “control” of a Person shall mean the power, directly or indirectly, either to (a) vote 20% or   more of the securities having ordinary voting power for the election of directors of such Person or (b)   direct or cause the direction of the management and policies of such Person, whether by contract or   otherwise.   “Agent” shall mean any Senior Priority Agent or Junior Priority Agent.   “Agreement” shall have the meaning assigned thereto in the Preamble hereto.   “Bank Products Affiliate” shall mean any Cash Flow Bank Products Affiliate, any Initial Junior   Priority Bank Products Affiliate or any Additional Bank Products Affiliate, as applicable.   “Bank Products Agreement” shall mean any agreement pursuant to which a bank or other   financial institution or other Person agrees to provide (a) treasury services, (b) credit card, debit card,   merchant card, purchasing card, stored value card, non-card electronic payable or other similar services   (including the processing of payments and other administrative services with respect thereto), (c) cash   management or related services (including controlled disbursements, automated clearinghouse   transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds   transfer, information reporting, wire transfer and interstate depository network services) and (d) other   banking, financial or treasury products or services as may be requested by any Credit Party (other than   letters of credit and other than loans and advances except Indebtedness arising from services described in   items (a) through (c) of this definition), including, for the avoidance of doubt, bank guarantees.   “Bank Products Provider” shall mean any Cash Flow Bank Products Provider, any Initial Junior   Priority Bank Products Provider or any Additional Bank Products Provider, as applicable.   “Bankruptcy Code” shall mean title 11 of the United States Code.   “Bankruptcy Law” shall have the meaning assigned thereto in the Base Intercreditor Agreement.   “Base Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of April 12,   2018, by and among UBS AG, Stamford Branch, as ABL Agent, JPMorgan Chase Bank, N.A., as Cash   Flow Agent, and any additional agents party thereto from time to time, as the same may be amended,   supplemented, waived or otherwise modified from time to time.   “Borrower” shall mean any of the Cash Flow Borrower, any Initial Junior Priority Borrower and   any Additional Borrower.
     -8-               “Business Day” shall mean a day other than a Saturday, Sunday or other day on which   commercial banks in the City of New York are authorized or required by law to close.   “Capital Stock” shall mean any and all shares, interests, participations or other equivalents   (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a   Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.   “Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, any   Security Entitlement and any Financial Assets.   “Cash Equivalents” shall mean (a) money, (b) securities issued or fully guaranteed or insured by   the United States of America, Canada, the United Kingdom, Switzerland or a member state of the   European Union or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit   or bankers’ acceptances of (i) any ABL Secured Party (as defined under the Base Intercreditor   Agreement), any Cash Flow Secured Party (as defined under the Base Intercreditor Agreement) or any   Additional Secured Party (as defined under the Base Intercreditor Agreement) or any Affiliate thereof or   (ii) any commercial bank having capital and surplus in excess of $250,000,000 (or the foreign currency   equivalent thereof as of the date of such investment) and the commercial paper of the holding company of   which is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by   Moody’s (or, if at such time neither is issuing ratings, a comparable rating of another nationally   recognized rating agency as shall be approved by any Agent (as defined under the Base Intercreditor   Agreement) (other than any Designated Agent), in each case, in its reasonable judgment), (or, if there is   no continuing Agent (as defined under the Base Intercreditor Agreement) other than any Designated   Agent, as designated by the Company Representative)), (d) repurchase obligations with a term of not   more than ten days for underlying securities of the types described in clauses (b) and (c) above entered   into with any financial institution meeting the qualifications specified in clause (c)(i) or (c)(ii) above, (e)   money market instruments, commercial paper or other short-term obligations rated at least A-2 or the   equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or, if at such time neither   is issuing ratings, a comparable rating of another nationally recognized rating agency as shall be approved   by any Agent (as defined under the Base Intercreditor Agreement) (other than any Designated Agent), in   each case, in its reasonable judgment (or, if there is no continuing Agent (as defined under the Base   Intercreditor Agreement) other than any Designated Agent, as designated by the Company   Representative)), (f) investments in money market funds complying with the risk limiting conditions of   Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment   Company Act of 1940, as amended, (g) investment funds investing at least 90.0% of their assets in cash   equivalents of the types described in clauses (a) through (f) above (which funds may also hold cash   pending investment and/or distribution), (h) investments similar to any of the foregoing denominated in   foreign currencies approved by the board of directors of the Company Representative and (i) solely with   respect to any Captive Insurance Subsidiary (as defined in the Original Cash Flow Credit Agreement,   whether or not then in effect), any investment that any such Person is permitted to make in accordance   with applicable law.   “Cash Flow Agent” shall mean [ ]3 in its capacity as collateral agent under the Cash   Flow Credit Agreement, together with its successors and assigns in such capacity from time to time,      3 Insert name of Cash Flow Collateral Agent.

     -9-               whether under the Original Cash Flow Credit Agreement or any subsequent Cash Flow Credit Agreement,   as well as any Person designated as the “Agent” or “Collateral Agent” under any Cash Flow Credit   Agreement.   “Cash Flow Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank   Products Agreement with a Cash Flow Credit Party with the obligations of such Cash Flow Credit Party   thereunder being secured by one or more Cash Flow Collateral Documents, (b) was a Cash Flow Agent or   a Cash Flow Credit Agreement Lender or an Affiliate of a Cash Flow Agent or a Cash Flow Credit   Agreement Lender, in each case, at the time of entry into such Bank Products Agreement, or on or prior to   the date hereof, at the time of the designation referred to in the following clause (c), and (c) has been   designated by the Company Representative in accordance with the terms of one or more Cash Flow   Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at   any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).   “Cash Flow Bank Products Provider” shall mean any Person (other than a Cash Flow Bank   Products Affiliate) that has entered into a Bank Products Agreement with a Cash Flow Credit Party with   the obligations of such Cash Flow Credit Party thereunder being secured by one or more Cash Flow   Collateral Documents, as designated by the Company Representative in accordance with the terms of one   or more Cash Flow Collateral Documents (provided that no Person shall, with respect to any Bank   Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one   Credit Facility).   “Cash Flow Borrower” shall mean the Company in its capacity as borrower under the Cash Flow   Credit Agreement, together with its successors and assigns.   “Cash Flow Collateral Documents” shall mean all “Security Documents” as defined in the   Original Cash Flow Credit Agreement, and all other security agreements, mortgages, deeds of trust,   pledges and other collateral documents executed and delivered in connection with any Cash Flow Credit   Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted   securing any Cash Flow Obligations or under which rights or remedies with respect to such Liens are   governed, in each case as the same may be amended, restated, supplemented, waived or otherwise   modified from time to time.   “Cash Flow Credit Agreement” shall mean (i) if the Original Cash Flow Credit Agreement is then   in effect, the Original Cash Flow Credit Agreement and (ii) thereafter, if designated by the Company   Representative, any other credit agreement, loan agreement, note agreement, promissory note, indenture   or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial   accommodation that complies with clause (1) of the definition of “Additional Indebtedness” and has been   incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or   in part and whether with the original agent and creditors or other agents and creditors or otherwise) the   indebtedness and other obligations outstanding under (x) the Original Cash Flow Credit Agreement or   (y) any subsequent Cash Flow Credit Agreement (in each case, as amended, restated, supplemented,   waived or otherwise modified from time to time); provided, that (a) such indebtedness or financial   accommodation is secured by a Lien ranking pari passu with the Lien securing the First Lien Obligations   (as such term is defined in the relevant Cash Flow Credit Agreement), and (b) the requisite creditors party   to such Cash Flow Credit Agreement (or their agent or other representative on their behalf) shall agree, by   a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and   substance reasonably satisfactory to the Initial Junior Priority Agent (if other than a Designated Agent)
     -10-               and any other Junior Priority Agent (other than any Designated Agent) (or, if there is no continuing Junior   Priority Agent other than any Designated Agent, as designated by the Company Representative), that the   obligations under such Cash Flow Credit Agreement are subject to the terms and provisions of this   Agreement. Any reference to the Cash Flow Credit Agreement shall be deemed a reference to any Cash   Flow Credit Agreement then in existence.   “Cash Flow Credit Agreement Lenders” shall mean one or more holders of Indebtedness (or   commitments therefor) that is or may be incurred under any Cash Flow Credit Agreement, together with   their successors, assigns and transferees, as well as any Person designated as a “Cash Flow Credit   Agreement Lender” under any Cash Flow Credit Agreement.   “Cash Flow Credit Parties” shall mean the Cash Flow Borrower, the Cash Flow Guarantors and   each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter   becomes a party to any Cash Flow Document.   “Cash Flow Documents” shall mean the Cash Flow Credit Agreement, the Cash Flow   Guarantees, the Cash Flow Collateral Documents, any Bank Products Agreements between any Cash   Flow Credit Party and any Cash Flow Bank Products Affiliate or any Cash Flow Bank Products Provider,   any Hedging Agreements between any Cash Flow Credit Party and any Cash Flow Hedging Affiliate or   any Cash Flow Hedging Provider, any Management Guarantee in favor of any Cash Flow Management   Credit Provider, and those other ancillary agreements as to which the Cash Flow Agent or any Cash Flow   Credit Agreement Lender is a party or a beneficiary and all other agreements, instruments, documents and   certificates, now or hereafter executed by or on behalf of any Cash Flow Credit Party or any of its   respective Subsidiaries or Affiliates, and delivered to the Cash Flow Agent, in connection with any of the   foregoing or any Cash Flow Credit Agreement, in each case as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time.   “Cash Flow Guarantees” shall mean that certain guarantee agreement dated as of the date [hereof]   [of the Base Intercreditor Agreement] by the Cash Flow Guarantors in favor of the Cash Flow Agent, and   all other guarantees of any Cash Flow Obligations of any Cash Flow Credit Party by any other Cash Flow   Credit Party in favor of any Cash Flow Secured Party, in each case as amended, restated, supplemented,   waived or otherwise modified from time to time.   “Cash Flow Guarantors” shall mean the collective reference to Holdings (so long as Holdings is a   guarantor under any of the Cash Flow Guarantees), each of the Company’s Domestic Subsidiaries that is   a guarantor under any of the Cash Flow Guarantees and any other Person who becomes a guarantor under   any of the Cash Flow Guarantees, in each case unless and until released from its guarantee obligations.   “Cash Flow Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging   Agreement with a Cash Flow Credit Party with the obligations of such Cash Flow Credit Party thereunder   being secured by one or more Cash Flow Collateral Documents, (b) was a Cash Flow Agent or a Cash   Flow Credit Agreement Lender or an Affiliate of a Cash Flow Agent or a Cash Flow Credit Agreement   Lender, in each case, at the time of entry into such Hedging Agreement, or on or prior to the date hereof,   or at the time of the designation referred to in the following clause (c), and (c) has been designated by the   Company Representative in accordance with the terms of one or more Cash Flow Collateral Documents   (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging   Affiliate hereunder with respect to more than one Credit Facility).

     -11-               “Cash Flow Hedging Provider” shall mean any Person (other than a Cash Flow Hedging   Affiliate) that has entered into a Hedging Agreement with a Cash Flow Credit Party with the obligations   of such Cash Flow Credit Party thereunder being secured by one or more Cash Flow Collateral   Documents, as designated by the Company Representative in accordance with the terms of one or more   Cash Flow Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement,   be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).   “Cash Flow Management Credit Provider” shall mean any Person who (a) is a beneficiary of a   Management Guarantee provided by a Cash Flow Credit Party, with the obligations of the applicable   Cash Flow Credit Party thereunder being secured by one or more Cash Flow Collateral Documents and   (b) has been designated by the Company Representative in accordance with the terms of one or more   Cash Flow Collateral Documents (provided that no Person shall, with respect to any Management   Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility).   “Cash Flow Obligations” shall mean any and all loans and all other obligations, liabilities and   indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether   arising before, during or after the commencement of any case with respect to any Cash Flow Credit Party   under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Cash Flow Credit Party   from time to time to the Cash Flow Agent, the Cash Flow Credit Agreement Lenders or any of them,   including any Cash Flow Bank Products Affiliates, Cash Flow Hedging Affiliates, Cash Flow Bank   Products Providers, Cash Flow Hedging Providers or any Cash Flow Management Credit Providers,   whether for principal, interest (including interest, fees and expenses which, but for the commencement of   an Insolvency Proceeding with respect to such Cash Flow Credit Party, would have accrued on any Cash   Flow Obligation, whether or not a claim is allowed against such Cash Flow Credit Party for such interest,   fees and expenses in the related Insolvency Proceeding), reimbursement of amounts drawn under letters   of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or   otherwise, and all other amounts owing or due under the terms of the Cash Flow Documents, as amended,   restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.   “Cash Flow Secured Parties” shall mean the Cash Flow Agent, all Cash Flow Credit Agreement   Lenders, all Cash Flow Bank Products Affiliates, all Cash Flow Hedging Affiliates, all Cash Flow Bank   Product Providers, all Cash Flow Hedging Providers and all Cash Flow Management Credit Providers,   and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a   “Cash Flow Secured Party” under any Cash Flow Credit Agreement.   “Collateral” shall mean all Property now owned or hereafter acquired by any Credit Party in or   upon which a Lien is granted or purported to be granted to any Agent under any of the Cash Flow   Collateral Documents, the Initial Junior Priority Collateral Documents or the Additional Collateral   Documents, together with all rents, issues, profits, products, and Proceeds thereof to the extent a Lien is   granted or purported to be granted therein to the applicable Agent by such applicable documents.   “Commodities Agreement” shall mean, in respect of a Person, any commodity futures contract,   forward contract, option or similar agreement or arrangement (including derivative agreements or   arrangements), as to which such Person is a party or beneficiary.   “Company” shall mean Pisces Midco, Inc., a Delaware corporation, and any successor in interest   thereto.
     -12-               “Company Representative” shall have the meaning assigned thereto in the Base Intercreditor   Agreement.   “Conforming Plan of Reorganization” shall mean any Plan of Reorganization whose provisions   are consistent with the provisions of this Agreement and the Base Intercreditor Agreement.   “Control Collateral” shall mean any Collateral consisting of any certificated Security, Investment   Property, Deposit Account, Instruments, Chattel Paper and any other Collateral as to which a Lien may be   perfected through possession or control by the secured party, or any agent therefor.   “Credit Documents” shall mean the Cash Flow Documents, the Initial Junior Priority Documents   and any Additional Documents.   “Credit Facility” shall mean the Cash Flow Credit Agreement, the Initial Junior Lien Credit   Facility or any Additional Credit Facility, as applicable.   “Credit Parties” shall mean the Cash Flow Credit Parties, the Initial Junior Priority Credit Parties   and any Additional Credit Parties.   “Creditor” shall mean any Senior Priority Creditor or Junior Priority Creditor.   “Currency Agreement” shall mean, in respect of a Person, any foreign exchange contract,   currency swap agreement or other similar agreement or arrangements (including derivative agreements or   arrangements), as to which such Person is a party or a beneficiary.   “Designated Agent” shall mean any Additional Agent, any Cash Flow Agent under any Cash   Flow Credit Agreement other than the Original Cash Flow Credit Agreement, or any Initial Junior   Priority Agent, in each case as the Company Representative designates as a Designated Agent (as   confirmed in writing by such Party if such designation is made after the execution of this Agreement by   such Party (in the case of the Initial Junior Priority Agent) or the joinder of such Party to this Agreement),   as and to the extent so designated. Such designation may be for all purposes of this Agreement, or may   be for one or more specified purposes hereunder or provisions hereof.   “DIP Financing” shall have the meaning set forth in Section 6.1(a).   “Discharge of Additional Obligations” shall mean, if any Indebtedness shall at any time have   been incurred under any Additional Credit Facility, with respect to each Additional Credit Facility: (a) the   payment in full in cash of the applicable Additional Obligations that are outstanding and unpaid at the   time all Additional Indebtedness under such Additional Credit Facility is paid in full in cash, (i) including   (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued   thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of   outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in   respect thereof in compliance with the terms of any such Additional Credit Facility (which shall not   exceed an amount equal to 101.5% of the aggregate undrawn amount of such letters of credit) but (ii)   excluding unasserted contingent indemnification or other obligations under the applicable Additional   Credit Facility at such time; and (b) the termination of all then outstanding commitments to extend credit   under the applicable Additional Documents at such time.

     -13-               “Discharge of Cash Flow Obligations” shall mean (a) the payment in full in cash of the applicable   Cash Flow Obligations that are outstanding and unpaid at the time all Indebtedness under the applicable   Cash Flow Credit Agreement is paid in full in cash, (i) including (if applicable), with respect to amounts   available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or   other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery   or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any   such Cash Flow Credit Agreement (which shall not exceed an amount equal to 101.5% of the aggregate   undrawn amount of such letters of credit), but (ii) excluding unasserted contingent indemnification or   other obligations under the applicable Cash Flow Credit Agreement at such time, and (b) the termination   of all then outstanding commitments to extend credit under the Cash Flow Documents at such time.   “Discharge of Initial Junior Priority Obligations” shall mean, if any Indebtedness shall at any   time have been incurred under any Initial Junior Priority Credit Facility, with respect to each Junior   Priority Credit Facility, (a) the payment in full in cash of the applicable Initial Junior Priority Obligations   that are outstanding and unpaid at the time all Indebtedness under the applicable Initial Junior Priority   Credit Facility is paid in full in cash, (i) including (if applicable), with respect to amounts available to be   drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other   undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or   provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such   Initial Junior Priority Credit Facility (which shall not exceed an amount equal to 101.5% of the aggregate   undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or   other obligations under the applicable Initial Junior Priority Credit Facility at such time, and (b) the   termination of all then outstanding commitments to extend credit under the Initial Junior Priority   Documents at such time.   “Discharge of Junior Priority Obligations” shall mean the occurrence of all of the Discharge of   Initial Junior Priority Obligations and the Discharge of Additional Obligations in respect of Junior   Priority Debt.   “Discharge of Senior Priority Obligations” shall mean the occurrence of all of the Discharge of   Cash Flow Obligations and the Discharge of Additional Obligations in respect of Senior Priority Debt.   “Domestic Subsidiary” shall mean any Subsidiary of the Company that is not a Foreign   Subsidiary.   “Event of Default” shall mean an Event of Default under any Cash Flow Credit Agreement, any   Initial Junior Priority Credit Facility or any Additional Credit Facility.   “Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall   mean:   (a) the taking of any action to enforce or realize upon any Lien, including the   institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to   Article 9 of the Uniform Commercial Code, or the taking of any action to enforce any right or   power to repossess, replevy, attach, garnish, levy upon or collect the Proceeds of any Lien;   (b) the exercise of any right or remedy provided to a secured creditor on account of a   Lien under any of the Credit Documents, under applicable law, by self-help repossession, by
     -14-               notification to account obligors of any Grantor in an Insolvency Proceeding or otherwise,   including the election to retain any of the Collateral in satisfaction of a Lien;   (c) the taking of any action or the exercise of any right or remedy in respect of the   collection on, set off against, marshalling of, injunction respecting or foreclosure on the Collateral   or the Proceeds thereof;   (d) the appointment of a receiver, receiver and manager or interim receiver of all or   part of the Collateral;   (e) the sale, lease, license, or other disposition of all or any portion of the Collateral   by private or public sale or any other means permissible under applicable law;   (f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of   the Uniform Commercial Code;   (g) the exercise of any voting rights relating to any Capital Stock included in the   Collateral; and   (h) the delivery of any notice, claim or demand relating to the Collateral to any   Person (including any securities intermediary, depository bank or landlord) in possession or   control of any Collateral;   provided that (i) filing a proof of claim or statement of interest in any Insolvency Proceeding, (ii)   the acceleration of the Senior Priority Obligations, (iii) the imposition of a default rate or late fee, (iv) the   cessation of lending pursuant to the provisions of the Senior Priority Documents, (v) the consent by any   Senior Priority Agent to disposition by any Grantor of any of the Collateral or the consent by the Senior   Priority Representative to disposition by any Grantor of any of the Collateral or (vi) seeking adequate   protection shall, in each case, not be deemed to be an Exercise of Secured Creditor Remedies.   “Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee   in respect of which are required to be capitalized on a balance sheet of the lessee in accordance with   generally accepted accounting principles as in effect in the United States.   “Foreign Subsidiary” shall mean any Subsidiary of the Company (a) that is organized under the   laws of any jurisdiction outside of the United States of America and any Subsidiary of such Foreign   Subsidiary or (b) that is a Foreign Subsidiary Holdco. Any subsidiary of the Company which is   organized and existing under the laws of Puerto Rico or any other territory of the United States of   America shall be a Foreign Subsidiary.   “Foreign Subsidiary Holdco” shall mean any Subsidiary of the Company, so long as such   Subsidiary has no material assets other than securities or indebtedness of one or more Foreign   Subsidiaries (or Subsidiaries thereof), intellectual property relating to such Foreign Subsidiaries (or   Subsidiaries thereof), and/or other assets (including cash, Cash Equivalents and Temporary Cash   Investments) relating to an ownership interest in any such securities, indebtedness, intellectual property or   Subsidiaries.

     -15-               “Governmental Authority” shall mean any nation or government, any state or other political   subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative   functions of or pertaining to government, including the European Union.   “Grantor” shall mean any Grantor as defined in the Cash Flow Collateral Documents, in the   Junior Priority Collateral Documents or in the Additional Collateral Documents, as the context requires.   “Guarantor” shall mean any of the Cash Flow Guarantors, the Initial Junior Priority Guarantors   and any Additional Guarantors.   “Hedging Affiliate” shall mean any Cash Flow Hedging Affiliate, any Initial Junior Priority   Hedging Affiliate or any Additional Hedging Affiliate, as applicable.   “Hedging Agreement” shall mean any Interest Rate Agreement, Commodities Agreement,   Currency Agreement or any other credit or equity swap, collar, cap, floor or forward rate agreement, or   other agreement or arrangement designed to protect against fluctuations in interest rates or currency,   commodity, credit or equity values or creditworthiness (including any option with respect to any of the   foregoing and any combination of the foregoing agreements or arrangements), and any confirmation   executed in connection with any such agreement or arrangement.   “Hedging Provider” shall mean any Cash Flow Hedging Provider, any Initial Junior Priority   Hedging Provider or any Additional Hedging Provider, as applicable.   “Holdings” shall mean Pisces Holdings, Inc., a Delaware corporation, and any successor in   interest thereto.   “Impairment” shall (a) with respect to the Senior Priority Obligations, have the meaning set forth   in Section 2.1(i), and (b) with respect to the Junior Priority Obligations, have the meaning set forth in   Section 2.1(j).   “Indebtedness” shall mean, with respect to any Person at any date, (a) all indebtedness of such   Person for borrowed money or for the deferred purchase price of property (other than trade liabilities   incurred in the ordinary course of business and payable in accordance with customary practices), which   purchase price is due more than one year after the date of placing such property in final service or taking   final delivery and title thereto, (b) any other indebtedness of such Person which is evidenced by a note,   bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all   obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments   issued or created for the account of such Person, (e) all obligations of such Person in respect of interest   rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other   interest rate hedge arrangements, (f) all indebtedness or obligations of the types referred to in the   preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person   even though such Person has not assumed or otherwise become liable for the payment thereof and (g) all   guarantees by such Person of Indebtedness of other Persons, to the extent so guaranteed by such Person.   “Initial Junior Priority Agent” shall mean [ ] in its capacity as collateral agent under the   Original Initial Junior Priority Credit Facility, together with its successors and assigns in such capacity   from time to time, whether under the Original Initial Junior Priority Credit Facility or any subsequent
     -16-               Initial Junior Priority Credit Facility, as well as any Person designated as the “Agent” or “Collateral   Agent” under any Initial Junior Priority Credit Facility.   “Initial Junior Priority Bank Products Affiliate” shall mean any Person who (a) has entered into a   Bank Products Agreement with an Initial Junior Priority Credit Party with the obligations of such Initial   Junior Priority Credit Party thereunder being secured by one or more Initial Junior Priority Collateral   Documents, (b) was an Initial Junior Priority Agent or an Initial Junior Priority Credit Facility Lender or   an Affiliate of an Initial Junior Priority Agent or an Initial Junior Priority Credit Facility Lender, in each   case, at the time of entry into such Bank Products Agreement, or on or prior to the date hereof, or at the   time of the designation referred to in the following clause (c), and (c) has been designated by the   Company Representative in accordance with the terms of one or more Initial Junior Priority Collateral   Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a   Bank Products Affiliate hereunder with respect to more than one Credit Facility).   “Initial Junior Priority Bank Products Provider” shall mean any Person (other than an Initial   Junior Priority Bank Products Affiliate) that has entered into a Bank Products Agreement with an Initial   Junior Priority Credit Party with the obligations of such Initial Junior Priority Credit Party thereunder   being secured by one or more Initial Junior Priority Collateral Documents, as designated by the Company   Representative in accordance with the terms of one or more Initial Junior Priority Collateral Documents   (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank   Products Provider hereunder with respect to more than one Credit Facility).   “Initial Junior Priority Borrower” shall mean [ ] in [its][their] capacity[y][ies] as   borrower[s] under the Initial Junior Priority Credit Facility, together with its [and their respective]   successors and assigns.   “Initial Junior Priority Collateral Documents” shall mean all “Security Documents” as defined in   the Original Initial Junior Priority Credit Facility, and all other security agreements, mortgages, deeds of   trust, pledges and other collateral documents executed and delivered in connection with any Initial Junior   Priority Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is   granted securing any Initial Junior Priority Obligations or under which rights or remedies with respect to   such Liens are governed, in each case as the same may be amended, restated, supplemented, waived or   otherwise modified from time to time.   “Initial Junior Priority Credit Facility” shall mean (a) if the Original Initial Junior Priority Credit   Facility is then in effect, the Original Initial Junior Priority Credit Facility, and (b) thereafter, if   designated by the Company Representative, any other credit agreement, loan agreement, note agreement,   promissory note, indenture or other agreement or instrument evidencing or governing the terms of any   indebtedness or other financial accommodation that complies with clause (2) of the definition of   “Additional Indebtedness” and that has been incurred to refund, refinance, restructure, replace, renew,   repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or   other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the   Original Initial Junior Priority Credit Facility or (y) any subsequent Initial Junior Priority Credit Facility   (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time);   provided, that the requisite creditors party to such Initial Junior Priority Credit Facility (or their agent or   other representative on their behalf) shall agree, by a joinder agreement substantially in the form of   Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to any Senior   Priority Agent (other than any Designated Agent) (or, if there is no continuing Senior Priority Agent other

     -17-               than any Designated Agent, as designated by the Company Representative), that the obligations under   such Initial Junior Priority Credit Facility are subject to the terms and provisions of this Agreement. Any   reference to the Initial Junior Priority Credit Facility shall be deemed a reference to any Initial Junior   Priority Credit Facility then in existence.   “Initial Junior Priority Credit Facility Lenders” shall mean one or more holders of Indebtedness   (or commitments therefor) that is or may be incurred under any Initial Junior Priority Credit Facility,   together with their successors, assigns and transferees, as well as any Person designated as an “Initial   Junior Priority Credit Facility Lender” under any Initial Junior Priority Credit Facility.   “Initial Junior Priority Credit Parties” shall mean the Initial Junior Priority Borrower, the Initial   Junior Priority Guarantors and each other direct or indirect Subsidiary of the Company or any of its   Affiliates that is now or hereafter becomes a party to any Initial Junior Priority Document.   “Initial Junior Priority Creditors” shall mean all Initial Junior Priority Credit Facility Lenders, all   Initial Junior Priority Bank Products Affiliates, all Initial Junior Priority Hedging Affiliates, all Initial   Junior Priority Bank Products Providers, all Initial Junior Priority Hedging Providers and all Initial Junior   Priority Management Credit Providers, and all successors, assigns, transferees and replacements thereof,   as well as any Person designated as an “Initial Junior Priority Creditor” under any Initial Junior Priority   Credit Facility.   “Initial Junior Priority Documents” shall mean the Initial Junior Priority Credit Facility, the Initial   Junior Priority Guarantees, the Initial Junior Priority Collateral Documents, any Bank Products   Agreements between any Initial Junior Priority Credit Party and any Initial Junior Priority Bank Products   Affiliate or any Initial Junior Priority Bank Products Provider, any Hedging Agreements between any   Initial Junior Priority Credit Party and any Initial Junior Priority Hedging Affiliate or Initial Junior   Priority Hedging Provider, any Management Guarantee in favor of any Initial Junior Priority Management   Credit Provider, those other ancillary agreements as to which the Initial Junior Priority Agent or any   Initial Junior Priority Secured Party is a party or a beneficiary and all other agreements, instruments,   documents and certificates, now or hereafter executed by or on behalf of any Initial Junior Priority Credit   Party or any of its respective Subsidiaries or Affiliates, and delivered to the Initial Junior Priority Agent,   in connection with any of the foregoing or any Initial Junior Priority Credit Facility, in each case as the   same may be amended, restated, supplemented, waived or otherwise modified from time to time.   “Initial Junior Priority Guarantees” shall mean the guarantees of the Initial Junior Priority   Guarantors pursuant to the [ ]4, and all other guarantees of any Initial Junior Priority Obligations of   any Initial Junior Priority Credit Party in favor of any Initial Junior Priority Secured Party, in each case as   the same may be amended, restated, supplemented, waived or otherwise modified from time to time.   “Initial Junior Priority Guarantors” shall mean the collective reference to Holdings (so long as   Holdings is a Guarantor under any of the Initial Junior Priority Guarantees), each of the Company’s   Domestic Subsidiaries that is a guarantor under any of the Initial Junior Priority Guarantees and any other      4 Describe original guarantee arrangements.
     -18-               Person who becomes a guarantor under any of the Initial Junior Priority Guarantees, in each case unless   and until released from its guarantee obligations.   “Initial Junior Priority Hedging Affiliate” shall mean any Person who (a) has entered into a   Hedging Agreement with an Initial Junior Priority Credit Party with the obligations of such Initial Junior   Priority Credit Party thereunder being secured by one or more Initial Junior Priority Collateral   Documents, (b) was an Initial Junior Priority Agent or an Initial Junior Priority Credit Facility Lender or   an Affiliate of an Initial Junior Priority Agent or an Initial Junior Priority Credit Facility Lender, in each   case, at the time of entry into such Hedging Agreement, or on or prior to the date hereof, or at the time of   the designation referred to in the following clause (c), and (c) has been designated by the Company   Representative in accordance with the terms of one or more Initial Junior Priority Collateral Documents   (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging   Affiliate hereunder with respect to more than one Credit Facility).   “Initial Junior Priority Hedging Provider” shall mean any Person (other than an Initial Junior   Priority Hedging Affiliate) that has entered into a Hedging Agreement with an Initial Junior Priority   Credit Party with the obligations of such Initial Junior Priority Credit Party thereunder being secured by   one or more Initial Junior Priority Collateral Documents, as designated by the Company Representative in   accordance with the terms of one or more Initial Junior Priority Collateral Documents (provided that no   Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with   respect to more than one Credit Facility).   “Initial Junior Priority Management Credit Provider” shall mean any Person who (a) is a   beneficiary of a Management Guarantee provided by an Initial Junior Priority Credit Party, with the   obligations of the applicable Initial Junior Priority Credit Party thereunder being secured by one or more   Initial Junior Priority Collateral Documents, and (b) has been designated by the Company Representative   in accordance with the terms of one or more Initial Junior Priority Collateral Documents (provided that no   Person shall, with respect to any Management Guarantee, be at any time a Management Credit Provider   with respect to more than one Credit Facility).   “Initial Junior Priority Obligations” shall mean any and all loans and all other obligations,   liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter   arising, whether arising before, during or after the commencement of any case with respect to any Initial   Junior Priority Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by   each Initial Junior Priority Credit Party from time to time to any Initial Junior Priority Agent, any Initial   Junior Priority Creditors or any of them, including any Initial Junior Priority Bank Products Affiliates,   Initial Junior Priority Hedging Affiliates, Initial Junior Priority Bank Products Providers or Initial Junior   Priority Hedging Providers or any Initial Junior Priority Management Credit Providers, whether for   principal, interest (including interest, fees and expenses which, but for the commencement of an   Insolvency Proceeding with respect to such Initial Junior Priority Credit Party, would have accrued on   any Initial Junior Priority Obligation, whether or not a claim is allowed against such Initial Junior Priority   Credit Party for such interest, fees and expenses in the related Insolvency Proceeding), reimbursement of   amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees,   expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Initial   Junior Priority Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in   whole or in part from time to time.

     -19-               “Initial Junior Priority Secured Parties” shall mean the Initial Junior Priority Agent and the Initial   Junior Priority Creditors.   “Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other   Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership,   dissolution, winding up or relief of debtors, or (b) any general assignment for the benefit of creditors,   composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors   generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken   under United States Federal, State or foreign law, including the Bankruptcy Code or other applicable   Bankruptcy Law.   “Interest Rate Agreement” shall mean, with respect to any Person, any interest rate protection   agreement, future agreement, option agreement, swap agreement, cap agreement, collar agreement, hedge   agreement or other similar agreement or arrangement (including derivative agreements or arrangements),   as to which such Person is party or a beneficiary.   “Junior Priority Agent” shall mean any of the Initial Junior Priority Agent and any Additional   Agent under any Junior Priority Documents.   “Junior Priority Collateral Documents” shall mean the Initial Junior Priority Collateral   Documents and any Additional Collateral Documents in respect of any Junior Priority Obligations.   “Junior Priority Credit Facility” shall mean the Initial Junior Priority Credit Facility and any   Additional Credit Facility in respect of any Junior Priority Obligations.   “Junior Priority Creditors” shall mean the Initial Junior Priority Creditors and any Additional   Credit Facility Secured Party in respect of any Junior Priority Obligations.   “Junior Priority Debt” shall mean:   (1) all Initial Junior Priority Obligations; and   (2) any Additional Obligations of any Credit Party so long as on or before the date   on which the relevant Additional Indebtedness is incurred, such Indebtedness is designated by the   Company Representative as “Junior Priority Debt” in the relevant Additional Indebtedness   Designation delivered pursuant to Section 7.11(a)(iii).   “Junior Priority Documents” shall mean the Initial Junior Priority Documents and any Additional   Documents in respect of any Junior Priority Obligations.   “Junior Priority Lien” shall mean a Lien granted or purported to be granted (a) pursuant to an   Initial Junior Priority Collateral Document to the Initial Junior Priority Agent or (b) pursuant to an   Additional Collateral Document to any Additional Agent for the purpose of securing Junior Priority   Obligations.   “Junior Priority Obligations” shall mean the Initial Junior Priority Obligations and any Additional   Obligations constituting Junior Priority Debt.
     -20-               “Junior Priority Representative” shall mean the Junior Priority Agent designated by the Junior   Priority Agents to act on behalf of the Junior Priority Agents hereunder, acting in such capacity. The   Junior Priority Representative shall initially be the Initial Junior Priority Agent under the Original Initial   Junior Priority Credit Facility while the Original Initial Junior Priority Credit Facility is in effect; if the   Original Initial Junior Priority Credit Facility is not in effect, the Junior Priority Representative shall be   the Initial Junior Priority Agent under the relevant subsequent Initial Junior Priority Documents acting for   the Junior Priority Secured Parties, unless the exposure of the corresponding Junior Priority Secured   Parties under any other Additional Documents in respect of other Junior Priority Obligations exceeds the   exposure of the relevant Junior Priority Secured Parties under such subsequent Initial Junior Priority   Documents, and in such case, the Junior Priority Agent under the Junior Priority Documents under which   the relevant Junior Priority Secured Parties have the greatest exposure (unless otherwise agreed in writing   among the Junior Priority Agents).   “Junior Priority Secured Parties” shall mean, at any time, all of the Junior Priority Agents and all   of the Junior Priority Creditors.   “Lien” shall mean any mortgage, pledge, hypothecation, assignment for purposes of security,   security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or   any preference, priority or other security agreement or preferential arrangement of any kind or nature   whatsoever (including any conditional sale or other title retention agreement and any Financing Lease   having substantially the same economic effect as any of the foregoing).   “Lien Priority” shall mean, with respect to any Lien of the Cash Flow Agent, the Cash Flow   Secured Parties, the Initial Junior Priority Agent, the Initial Junior Priority Creditors, any Additional   Agent or any Additional Credit Facility Secured Party in the Collateral, the order of priority of such Lien   as specified in Section 2.1.   “Management Credit Provider” shall mean any Additional Management Credit Provider, any   Cash Flow Management Credit Provider or any Initial Junior Priority Management Credit Provider, as   applicable.   “Management Guarantee” shall have the meaning assigned to such term in (a) with respect to the   Cash Flow Obligations, the Original Cash Flow Credit Agreement (if the Original Cash Flow Credit   Agreement is then in effect), or in any other Cash Flow Credit Agreement then in effect (if the Original   Cash Flow Credit Agreement is not then in effect), (b) with respect to the Initial Junior Priority   Obligations, the Original Initial Junior Priority Credit Facility (if the Original Initial Junior Priority Credit   Facility is then in effect), or in any other Initial Junior Priority Credit Facility then in effect (if the   Original Initial Junior Priority Credit Facility is not then in effect and (c) with respect to any Additional   Obligations, in the applicable Additional Credit Facility.   “Moody’s” shall mean Moody’s Investors Service, Inc., and its successors.   “Original Cash Flow Credit Agreement” shall mean that certain Cash Flow Credit Agreement   dated as of April 12, 2018, by and among the Cash Flow Borrower, JPMorgan Chase Bank, N.A., as   administrative agent, the Cash Flow Credit Agreement Lenders and the Cash Flow Agent, as amended,   restated, supplemented, waived or otherwise modified from time to time.

     -21-               “Original Initial Junior Priority Credit Facility” shall mean the [ ]5, dated as of [ ],   among [ ], as such agreement may be amended, restated, supplemented, waived or otherwise   modified from time to time.   “Party” shall mean any of the Cash Flow Agent, the Initial Junior Priority Agent or any   Additional Agent, and “Parties” shall mean all of the Cash Flow Agent, the Initial Junior Priority Agent   and any Additional Agent.    “Person” shall mean an individual, partnership, corporation, limited liability company, business   trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or   other entity of whatever nature.   “Plan of Reorganization” shall have the meaning assigned thereto in the Base Intercreditor   Agreement.   “Pledged Securities” shall have the meaning set forth in the Cash Flow Collateral Documents, in   the Initial Junior Priority Collateral Documents or in any Additional Collateral Documents, as the context   requires.   “Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial   Code, with respect to the Collateral, (b) whatever is recoverable or recovered when any Collateral is sold,   exchanged, collected, or disposed of, whether voluntarily or involuntarily and (c) in the case of Proceeds   of Pledged Securities, all dividends or other income from the Pledged Securities, collections thereon or   distributions or payments with respect thereto.   “Property” shall mean any interest in any kind of property or asset, whether real, personal or   mixed, or tangible or intangible.   “Requisite Senior Priority Holders” shall mean Senior Priority Secured Parties holding, in the   aggregate, in excess of 50% of the aggregate principal amount of the Senior Priority Obligations (other   than Senior Priority Obligations in respect of Bank Products Agreements, Hedging Agreements or   Management Guarantees at any time and for so long as there are any outstanding Senior Priority   Obligations in respect of any Senior Priority Credit Facility); provided that, (x) if the matter being   consented to or the action being taken by the Senior Priority Representative is the subordination of Liens   to other Liens, or the consent to a sale of all or substantially all of the Collateral, then “Requisite Senior   Priority Holders” shall mean those Senior Priority Secured Parties necessary to validly consent to the   requested action in accordance with the applicable Senior Priority Documents and (y) except as may be   separately otherwise agreed in writing by and between or among each Senior Priority Agent, on behalf of   itself and the Senior Priority Creditors represented thereby, if the matter being consented to or the action   being taken by the Senior Priority Representative will affect any Series of Senior Priority Debt in a   manner different and materially adverse relative to the manner such matter or action affects any other   Series of Senior Priority Debt (except to the extent expressly set forth in this Agreement), then “Requisite   Senior Priority Holders” shall mean (1) Senior Priority Secured Parties holding, in the aggregate, in      5 Describe the Original Initial Junior Priority Credit Facility.
     -22-               excess of 50% of the aggregate principal amount of the Senior Priority Obligations (other than Senior   Priority Obligations in respect of Bank Products Agreements, Hedging Agreements or Management   Guarantees at any time and for so long as there are any outstanding Senior Priority Obligations in respect   of any Senior Priority Credit Facility) and (2) Senior Priority Secured Parties holding, in the aggregate, in   excess of 50% of the aggregate principal amount of the applicable Series of Senior Priority Debt (other   than Senior Priority Obligations in respect of Bank Products Agreements, Hedging Agreements or   Management Guarantees at any time and for so long as there are any outstanding Senior Priority   Obligations in respect of any Senior Priority Credit Facility).   “S&P” shall mean Standard & Poor’s Financial Services LLC, a division of S&P Global, Inc.,   and its successors.   “Secured Parties” shall mean the Senior Priority Secured Parties and the Junior Priority Secured   Parties.   “Senior Priority Agent” shall mean any of the Cash Flow Agent or any Additional Agent under   any Senior Priority Documents.   “Senior Priority Credit Facility” shall mean the Cash Flow Credit Agreement and any Additional   Credit Facility in respect of any Senior Priority Obligations.   “Senior Priority Creditors” shall mean the Cash Flow Secured Parties and any Additional Credit   Facility Secured Party in respect of any Senior Priority Obligations.   “Senior Priority Debt” shall mean:   (1) all Cash Flow Obligations; and   (2) any Additional Obligations of any Credit Party so long as on or before the date   on which the relevant Additional Indebtedness is incurred, such Indebtedness is designated by the   Company Representative as “Senior Priority Debt” in the relevant Additional Indebtedness   Designation delivered pursuant to Section 7.11(a)(iii).   “Senior Priority Documents” shall mean the Cash Flow Documents and any Additional   Documents in respect of any Senior Priority Obligations.   “Senior Priority Lien” shall mean a Lien granted (a) by a Cash Flow Collateral Document to the   Cash Flow Agent or (b) by an Additional Collateral Document to any Additional Agent for the purpose of   securing Senior Priority Obligations.   “Senior Priority Obligations” shall mean the Cash Flow Obligations and any Additional   Obligations constituting Senior Priority Debt.   “Senior Priority Recovery” shall have the meaning set forth in Section 5.3.   “Senior Priority Representative” shall mean the Senior Priority Agent designated by the Senior   Priority Agents to act on behalf of the Senior Priority Agents under this Agreement, acting in such   capacity; provided that, at any time the Base Intercreditor Agreement is in effect, the Senior Priority

     -23-               Representative shall be the “Cash Flow Collateral Representative” as defined under the Base Intercreditor   Agreement. If the Base Intercreditor Agreement is no longer in effect, the Senior Priority Representative   shall initially be the Cash Flow Agent under the Original Cash Flow Credit Agreement while the Original   Cash Flow Credit Agreement is in effect; if the Original Cash Flow Credit Agreement is not in effect, the   Senior Priority Representative shall be (1) the Senior Priority Agent under the relevant subsequent Cash   Flow Credit Agreement acting for the Senior Priority Secured Parties, if any, or (2) if there is no   subsequent Cash Flow Credit Agreement, or if the principal amount of the Cash Flow Obligations owed   to the corresponding Senior Priority Secured Parties under any other Additional Documents in respect of   other Senior Priority Obligations exceeds the principal amount of Cash Flow Obligations owed to the   relevant Senior Priority Secured Parties under such subsequent Cash Flow Credit Agreement, the Senior   Priority Agent under the Senior Priority Documents under which the relevant Senior Priority Secured   Parties are owed the greatest principal amount of Cash Flow Obligations (unless otherwise agreed in   writing among the Senior Priority Agents).   “Senior Priority Secured Parties” shall mean, at any time, all of the Senior Priority Agents and all   of the Senior Priority Creditors.   “Series of Junior Priority Debt” shall mean, severally, (a) the Indebtedness outstanding under the   Initial Junior Priority Credit Facility and (b) the Indebtedness outstanding under any Additional Credit   Facility in respect of or constituting Junior Priority Debt.   “Series of Senior Priority Debt” shall mean, severally, (a) the Indebtedness outstanding under the   Cash Flow Credit Agreement and (b) the Indebtedness outstanding under any Additional Credit Facility   in respect of or constituting Senior Priority Debt.   “Specified Default” shall mean a Specified Default under any Cash Flow Credit Agreement, any   Initial Junior Priority Credit Facility or any Additional Credit Facility.   “Standstill Period” shall have the meaning set forth in Section 2.3(a).   “Subsidiary” of any Person shall mean a corporation, partnership, limited liability company, or   other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other   than stock or such other ownership interests having such power only by reason of the happening of a   contingency) to elect a majority of the board of directors or other managers of such corporation,   partnership, limited liability company or other entity are at the time owned by such Person, or (b) the   management of which is otherwise controlled, directly or indirectly through one or more intermediaries,   or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for   accounting purposes.   “Temporary Cash Investments” shall mean any of the following: (i) any investment in (x) direct   obligations of the United States of America, Canada, the United Kingdom, Switzerland, a member state of   the European Union or any country in whose currency funds are being held pending their application in   the making of an investment or capital expenditure by the Company or a Subsidiary in that country or   with such funds, or any agency or instrumentality of any thereof, or obligations guaranteed by the United   States of America, Canada, the United Kingdom, Switzerland or a member state of the European Union or   any country in whose currency funds are being held pending their application in the making of an   investment or capital expenditure by the Company or a Subsidiary in that country or with such funds, or   any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing
     -24-               or (y) direct obligations of any foreign country recognized by the United States of America rated at least   “A” by S&P or “A2” by Moody’s (or, in either case, the equivalent of such rating by such organization or,   if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized   rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in   its reasonable judgment (or, if there is no continuing Agent other than the Designated Agent, as   designated by the Company Representative), (ii) overnight bank deposits, and investments in time deposit   accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to   foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof   issued by (x) any bank or other institutional entity providing indebtedness or financial accommodation   under the Cash Flow Credit Agreement, the Initial Junior Priority Credit Facility or any Additional Credit   Facility or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the   United States of America, any state thereof or any foreign country recognized by the United States of   America having capital and surplus aggregating in excess of $250.0 million (or the foreign currency   equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A2” by Moody’s (or, in   either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then   exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved   by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is   no continuing Agent other than any Designated Agent, as designated by the Company Representative)) at   the time such investment is made, (iii) repurchase obligations for underlying securities or instruments of   the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described   in clause (ii) above, (iv) investments in commercial paper, maturing not more than 24 months after the   date of acquisition, issued by a Person (other than that of the Company or any of its Subsidiaries), with a   rating at the time as of which any investment therein is made of “P-2” (or higher) according to Moody’s   or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such   organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any   nationally recognized rating organization as shall be approved by any Agent (other than any Designated   Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any   Designated Agent, as designated by the Company Representative)), (v) investments in securities maturing   not more than 24 months after the date of acquisition issued or fully guaranteed by any state,   commonwealth or territory of the United States of America, or by any political subdivision or taxing   authority thereof, and rated at least “BBB-” by S&P or “Baa3” by Moody’s (or, in either case, the   equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the   equivalent of such rating by any nationally recognized rating organization as shall be approved by any   Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no   continuing Agent other than any Designated Agent, as designated by the Company Representative)), (vi)   Indebtedness or Preferred Stock (other than of the Company or any of its Subsidiaries) having a rating of   “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by   such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any   nationally recognized rating organization as shall be approved by any Agent (other than any Designated   Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any   Designated Agent, as designated by the Company Representative), (vii) investment funds investing at   least 90% of their assets in securities of the type described in clauses (i)-(vi) above (which funds may also   hold cash pending investment and/or distribution), (viii) any money market deposit accounts issued or   offered by a domestic commercial bank or a commercial bank organized and located in a country   recognized by the United States of America, in each case, having capital and surplus in excess of $250.0   million (or the foreign currency equivalent thereof), or investments in money market funds subject to the   risk limiting conditions of Rule 2a-7 (or any successor rule) of the Securities and Exchange Commission

     -25-               under the Investment Company Act of 1940, as amended and (ix) similar investments approved by the   board of directors of the Company Representative in the ordinary course of business.   “Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from   time to time, be in effect in the State of New York; provided that to the extent that the Uniform   Commercial Code is used to define any term in any security document and such term is defined   differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in   Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law,   any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of   any Party is governed by the Uniform Commercial Code or foreign personal property security laws as   enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial   Code” will mean the Uniform Commercial Code or such foreign personal property security laws as   enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to   such attachment, perfection, priority or remedies and for purposes of definitions related to such   provisions.   “United States” shall mean the United States of America.   Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires   otherwise, references to the plural include the singular, references to the singular include the plural, the   term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive   meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and   similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of   this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this   Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or   document shall include all alterations, amendments, changes, extensions, modifications, refinancings,   renewals, replacements, restatements, substitutions, joinders, and supplements thereto and thereof, as   applicable (subject to any restrictions on such alterations, amendments, changes, extensions,   modifications, refinancings, renewals, replacements, restatements, substitutions, joinders, and   supplements set forth herein). Any reference herein to any Person shall be construed to include such   Person’s successors and assigns, and any reference herein to any Person acting in a particular capacity   shall be construed to include such Person’s successors and assigns in that capacity. Any reference herein   to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in   such other manner as may be approved in writing by the requisite holders or representatives in respect of   such obligation.   ARTICLE II      LIEN PRIORITY   Section 2.1 Agreement to Subordinate.   (a) Notwithstanding (i) the date, time, method, manner, or order of grant,   attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the   foregoing) of any Liens granted to any Senior Priority Agent or any Senior Priority Creditors in respect of   all or any portion of the Collateral, or of any Liens granted to any Junior Priority Agent or any Junior   Priority Creditors in respect of all or any portion of the Collateral, and regardless of how any such Lien   was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time
     -26-               of filing or recordation of any document or instrument for perfecting the Liens in favor of any Senior   Priority Agent, any Senior Priority Creditors, any Junior Priority Agent or any Junior Priority Creditors in   any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other   applicable law, or of any Senior Priority Documents or Junior Priority Documents, (iv) whether any   Senior Priority Agent or any Junior Priority Agent, in each case either directly or through agents, holds   possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor   of any Senior Priority Agent or any Senior Priority Creditors securing any of the Senior Priority   Obligations are (x) subordinated to any Lien securing any other obligation of any Credit Party or (y)   otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind   or nature whatsoever, each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Creditors represented thereby, hereby agrees that:   (i) any Lien in respect of all or any portion of the Collateral now or hereafter held by   or on behalf of any Junior Priority Agent or any Junior Priority Creditor that secures all or any   portion of the Junior Priority Obligations shall be junior and subordinate in all respects to all   Liens granted to any of the Senior Priority Agents and the Senior Priority Creditors in the   Collateral to secure all or any portion of the Senior Priority Obligations;   (ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by   or on behalf of any Senior Priority Agent or any Senior Priority Creditor that secures all or any   portion of the Senior Priority Obligations shall be senior and prior in all respects to all Liens   granted to any of the Junior Priority Agents and the Junior Priority Creditors in the Collateral to   secure all or any portion of the Junior Priority Obligations;   (iii) except as otherwise provided in Sections 2.1(a)(11) and (12) of the Base   Intercreditor Agreement, any Lien in respect of all or any portion of the Collateral now or   hereafter held by or on behalf of any Senior Priority Agent or any Senior Priority Creditor that   secures all or any portion of the Senior Priority Obligations shall be pari passu and equal in   priority in all respects with any Lien in respect of all or any portion of the Collateral now or   hereafter held by or on behalf of any other Senior Priority Agent or any other Senior Priority   Creditor that secures all or any portion of the Senior Priority Obligations; and   (iv) except as otherwise provided in Sections 2.1(a)(11) and (12) of the Base   Intercreditor Agreement, and except as may be separately otherwise agreed in writing by and   between or among any applicable Junior Priority Agents, in each case on behalf of itself and the   Junior Priority Secured Parties represented thereby, any Lien in respect of all or any portion of   the Collateral now or hereafter held by or on behalf of any Junior Priority Agent or any Junior   Priority Creditor that secures all or any portion of the Junior Priority Obligations shall be pari   passu and equal in priority in all respects with any Lien in respect of all or any portion of the   Collateral now or hereafter held by or on behalf of any other Junior Priority Agent or any other   Junior Priority Creditor that secures all or any portion of the Junior Priority Obligations.   (b) Notwithstanding (i) the date, time, method, manner, or order of grant,   attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the   foregoing) of any Liens granted to any Senior Priority Agent or any Senior Priority Creditors in respect of   all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant,   statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any   document or instrument for perfecting the Liens in favor of any other Senior Priority Agent or any other

     -27-               Senior Priority Creditors in any Collateral, (iii) any provision of the Uniform Commercial Code, the   Bankruptcy Code or any other applicable law, or of any Senior Priority Documents, (iv) whether any   Senior Priority Agent, in each case either directly or through agents, holds possession of, or has control   over, all or any part of the Collateral, (v) the fact that any such Liens in favor of any Senior Priority Agent   or any Senior Priority Creditors securing any of the Senior Priority Obligations are (x) subordinated to   any Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided,   invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Senior   Priority Agent, for and on behalf of itself and the Senior Priority Creditors represented thereby, hereby   agrees that, except as otherwise provided in Sections 2.1(a)(11) and (12) of the Base Intercreditor   Agreement or as may be separately otherwise agreed in writing by and between or among any applicable   Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented   thereby, any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of   any Senior Priority Agent or any Senior Priority Creditor that secures all or any portion of the Senior   Priority Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all   or any portion of the Collateral now or hereafter held by or on behalf of any other Senior Priority Agent   or any other Senior Priority Creditor that secures all or any portion of the Senior Priority Obligations.   (c) Notwithstanding (i) the date, time, method, manner, or order of grant,   attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the   foregoing) of any Liens granted to any Junior Priority Agent or any Junior Priority Creditors in respect of   all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant,   statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any   document or instrument for perfecting the Liens in favor of any other Junior Priority Agent or any other   Junior Priority Creditors in any Collateral, (iii) any provision of the Uniform Commercial Code, the   Bankruptcy Code or any other applicable law, or of any Junior Priority Documents, (iv) whether any   Junior Priority Agent, in each case either directly or through agents, holds possession of, or has control   over, all or any part of the Collateral, (v) the fact that any such Liens in favor of any Junior Priority Agent   or any Junior Priority Creditors securing any of the Junior Priority Obligations are (x) subordinated to any   Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided,   invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Junior Priority   Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, hereby agrees that,   except as otherwise provided in Sections 2.1(a)(11) and (12) of the Base Intercreditor Agreement or as   may be separately otherwise agreed in writing by and between or among any applicable Junior Priority   Agents, in each case on behalf of itself and the Junior Priority Creditors represented thereby, any Lien in   respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Junior Priority   Agent or any Junior Priority Creditor that secures all or any portion of the Junior Priority Obligations   shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the   Collateral now or hereafter held by or on behalf of any other Junior Priority Agent or any other Junior   Priority Creditor that secures all or any portion of the Junior Priority Obligations.   (d) Notwithstanding any failure by any Senior Priority Secured Party to perfect its   security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third   party or court of competent jurisdiction (including in any Insolvency Proceeding) of the security interests   in the Collateral granted to any of the Senior Priority Secured Parties, the priority and rights as (x)   between the respective classes of Senior Priority Secured Parties, and (y) between the Senior Priority   Secured Parties, on the one hand, and the Junior Priority Secured Parties, on the other hand, with respect   to the Collateral shall be as set forth herein. Notwithstanding any failure by any Junior Priority Secured
     -28-               Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or   subordination by any third party or court of competent jurisdiction of the security interests in the   Collateral granted to any of the Junior Priority Secured Parties, the priority and rights as between the   respective classes of Junior Priority Secured Parties with respect to the Collateral shall be as set forth   herein. Lien priority as among the Senior Priority Obligations and the Junior Priority Obligations with   respect to any Collateral will be governed solely by this Agreement, except as may be separately   otherwise agreed in writing by or among any applicable Parties to the extent permitted pursuant to this   Agreement and the Base Intercreditor Agreement (as applicable).   (e) The Cash Flow Agent, for and on behalf of itself and the Cash Flow Secured   Parties, acknowledges and agrees that (x) concurrently herewith, the Initial Junior Priority Agent, for the   benefit of itself and the Initial Junior Priority Secured Parties, has been granted Junior Priority Liens upon   all of the Collateral in which the Cash Flow Agent has been granted Senior Priority Liens, and the Cash   Flow Agent hereby consents thereto, and (y) one or more Additional Agents, each on behalf of itself and   any Additional Credit Facility Secured Parties represented thereby, may be granted Senior Priority Liens   or Junior Priority Liens upon all of the Collateral in which the Cash Flow Agent has been granted Senior   Priority Liens, and the Cash Flow Agent hereby consents thereto.   (f) The Initial Junior Priority Agent, for and on behalf of itself and the Initial Junior   Priority Secured Parties, acknowledges and agrees that (x) the Cash Flow Agent, for the benefit of itself   and the Cash Flow Secured Parties, has been granted Senior Priority Liens upon all of the Collateral in   which the Initial Junior Priority Agent has been granted Junior Priority Liens, and the Initial Junior   Priority Agent hereby consents thereto, and (y) one or more Additional Agents, each on behalf of itself   and any Additional Credit Facility Secured Parties represented thereby, may be granted Senior Priority   Liens or Junior Priority Liens upon all of the Collateral in which the Initial Junior Priority Agent has been   granted Junior Priority Liens, and the Initial Junior Priority Agent hereby consents thereto.   (g) Each Additional Agent, for and on behalf of itself and any Additional Credit   Facility Secured Parties represented thereby, acknowledges and agrees that, (x) the Cash Flow Agent, for   the benefit of itself and the Cash Flow Secured Parties, has been granted Senior Priority Liens upon all of   the Collateral in which such Additional Agent is being granted Liens, and such Additional Agent hereby   consents thereto, (y) concurrently herewith, the Initial Junior Priority Agent, for the benefit of itself and   the Initial Junior Priority Secured Parties, has been granted Junior Priority Liens upon all of the Collateral   in which such Additional Agent is being granted Liens, and such Additional Agent hereby consents   thereto, and (z) one or more other Additional Agents, each on behalf of itself and any Additional Credit   Facility Secured Parties represented thereby, have been or may be granted Senior Priority Liens or Junior   Priority Liens upon all of the Collateral in which such Additional Agent is being granted Liens, and such   Additional Agent hereby consents thereto.   (h) Lien priority as among the Additional Obligations, the Cash Flow Obligations   and the Initial Junior Priority Obligations with respect to any Collateral will be governed solely by this   Agreement and, as applicable, the Base Intercreditor Agreement, except as may be separately otherwise   agreed in writing by or among any applicable Parties to the extent permitted pursuant to this Agreement   and the Base Intercreditor Agreement (as applicable).   (i) Each Senior Priority Agent, for and on behalf of itself and the relevant Senior   Priority Secured Parties represented thereby, hereby acknowledges and agrees that it is the intention of the   Senior Priority Secured Parties of each Series of Senior Priority Debt that the holders of Senior Priority

     -29-               Obligations of such Series of Senior Priority Debt (and not the Senior Priority Secured Parties of any   other Series of Senior Priority Debt) bear the risk of (i) any determination by a court of competent   jurisdiction that (x) any of the Senior Priority Obligations of such Series of Senior Priority Debt are   unenforceable under applicable law or are subordinated to any other obligations (other than another Series   of Senior Priority Debt), (y) any of the Senior Priority Obligations of such Series of Senior Priority Debt   do not have an enforceable security interest in any of the Collateral securing any other Series of Senior   Priority Debt and/or (z) any intervening security interest exists securing any other obligations (other than   another Series of Senior Priority Debt) on a basis ranking prior to the security interest of such Series of   Senior Priority Debt but junior to the security interest of any other Series of Senior Priority Debt or (ii)   the existence of any Collateral for any other Series of Senior Priority Debt that is not also Collateral for   the other Series of Senior Priority Debt (any such condition referred to in the foregoing clauses (i) or (ii)   with respect to any Series of Senior Priority Debt, an “Impairment” of such Series of Senior Priority   Debt). In the event of any Impairment with respect to any Series of Senior Priority Debt, the results of   such Impairment shall be borne solely by the holders of such Series of Senior Priority Debt, and the rights   of the holders of such Series of Senior Priority Debt (including the right to receive distributions in respect   of such Series of Senior Priority Debt pursuant to Section 4.1) set forth herein shall be modified to the   extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of   Senior Priority Debt subject to such Impairment.   (j) Each Junior Priority Agent, for and on behalf of itself and the relevant Junior   Priority Secured Parties represented thereby, hereby acknowledges and agrees that it is the intention of the   Junior Priority Secured Parties of each Series of Junior Priority Debt that the holders of Junior Priority   Obligations of such Series of Junior Priority Debt (and not the Junior Priority Secured Parties of any other   Series of Junior Priority Debt) bear the risk of (i) any determination by a court of competent jurisdiction   that (x) any of the Junior Priority Obligations of such Series of Junior Priority Debt are unenforceable   under applicable law or are subordinated to any other obligations (other than another Series of Junior   Priority Debt), (y) any of the Junior Priority Obligations of such Series of Junior Priority Debt do not   have an enforceable security interest in any of the Collateral securing any other Series of Junior Priority   Debt and/or (z) any intervening security interest exists securing any other obligations (other than another   Series of Junior Priority Debt) on a basis ranking prior to the security interest of such Series of Junior   Priority Debt but junior to the security interest of any other Series of Junior Priority Debt or (ii) the   existence of any Collateral for any other Series of Junior Priority Debt that is not also Collateral for the   other Series of Junior Priority Debt (any such condition referred to in the foregoing clauses (i) or (ii) with   respect to any Series of Junior Priority Debt, an “Impairment” of such Series of Junior Priority Debt). In   the event of any Impairment with respect to any Series of Junior Priority Debt, the results of such   Impairment shall be borne solely by the holders of such Series of Junior Priority Debt, and the rights of   the holders of such Series of Junior Priority Debt (including the right to receive distributions in respect of   such Series of Junior Priority Debt pursuant to Section 4.1) set forth herein shall be modified to the   extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of   Junior Priority Debt subject to such Impairment.   (k) The subordination of Liens by each Junior Priority Agent in favor of the Senior   Priority Agents shall not be deemed to subordinate the Liens of any Junior Priority Agent to the Liens of   any other Person. The provision of pari passu and equal priority as between Liens of any Senior Priority   Agent and Liens of any other Senior Priority Agent, in each case as set forth herein, shall not be deemed   to provide that the Liens of the Senior Priority Agent will be pari passu or of equal priority with the Liens   of any other Person, or to subordinate any Liens of any Senior Priority Agent to the Liens of any Person.
     -30-               The provision of pari passu and equal priority as between Liens of any Junior Priority Agent and Liens of   any other Junior Priority Agent, in each case as set forth herein, shall not be deemed to provide that the   Liens of the Junior Priority Agent will be pari passu or of equal priority with the Liens of any other   Person.   (l) So long as the Discharge of Senior Priority Obligations has not occurred, the   parties hereto agree that in the event that Holdings or any Borrower shall, or shall permit any other   Grantor to, grant or permit any additional Liens, or take any action to perfect any additional Liens, on any   asset or property to secure any Junior Priority Obligation and have not also granted a Lien on such asset   or property to secure the Senior Priority Obligations and taken all actions to perfect such Liens, then,   without limiting any other rights and remedies available to any Senior Priority Agent and/or the other   Senior Priority Secured Parties, each Junior Priority Agent, for and on behalf of itself and the Junior Lien   Secured Parties for which it is a Junior Priority Agent, and each other Junior Priority Secured Party (by its   acceptance of the benefits of the Junior Priority Documents), agrees that any amounts received by or   distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.1(l)   shall be subject to Section 4.1(d).   Section 2.2 Waiver of Right to Contest Liens.   (a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any   action to contest or challenge (or assist or support any other Person in contesting or challenging), directly   or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity,   priority, enforceability, or perfection of the Liens of, or the allowability of any claims asserted by, any   Senior Priority Agent or any Senior Priority Creditor in respect of the Collateral, or the provisions of this   Agreement. Except to the extent expressly set forth in this Agreement, each Junior Priority Agent, for   and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that no Junior Priority   Agent or Junior Priority Creditor will take any action that would interfere with any Exercise of Secured   Creditor Remedies undertaken by any Senior Priority Agent or any Senior Priority Creditor under the   Senior Priority Documents with respect to the Collateral. Except to the extent expressly set forth in this   Agreement, each Junior Priority Agent, for and on behalf of itself and the Junior Priority Creditors   represented thereby, hereby waives any and all rights it or such Junior Priority Creditors may have as a   junior lien creditor or otherwise to contest, protest, object to or interfere with the manner in which any   Senior Priority Agent or any Senior Priority Creditor seeks to enforce its Liens in any Collateral.   (b) Except as may be separately otherwise agreed in writing by and between or   among any applicable Junior Priority Agents, in each case on behalf of itself and any Junior Priority   Creditors represented thereby, each Junior Priority Agent, for and on behalf of itself and the Junior   Priority Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to)   take any action to contest or challenge (or assist or support any other Person in contesting or challenging),   directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the   validity, priority, enforceability, or perfection of the Liens of any other Junior Priority Agent or any other   Junior Priority Creditor in respect of the Collateral, or the provisions of this Agreement. Except to the   extent expressly set forth in this Agreement, or as may be separately otherwise agreed in writing by and   between or among any applicable Junior Priority Agents, each Junior Priority Agent, for and on behalf of   itself and the Junior Priority Creditors represented thereby, agrees that none of such Junior Priority Agent   and Junior Priority Creditors will take any action that would interfere with any Exercise of Secured   Creditor Remedies undertaken by any Junior Priority Agent or any Junior Priority Creditor under the

     -31-               Junior Priority Documents with respect to the Collateral. Except to the extent expressly set forth in this   Agreement, or as may be separately otherwise agreed in writing by and between or among any applicable   Junior Priority Agents, each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Creditors represented thereby, hereby waives any and all rights it or such Junior Priority Creditors may   have as a junior lien creditor or otherwise to contest, protest, object to or interfere with the manner in   which any Junior Priority Agent or any Junior Priority Creditor seeks to enforce its Liens in any   Collateral so long as such other Junior Priority Agent or Junior Priority Creditor is not prohibited from   taking such action under this Agreement.   (c) The assertion of priority rights established under the terms of this Agreement or   in any separate writing contemplated hereby between any of the parties hereto shall not be considered a   challenge to Lien priority of any Party prohibited by this Section 2.2.      Section 2.3 Remedies Standstill.   (a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Creditors represented thereby, agrees that, until the Discharge of Senior Priority Obligations, such Junior   Priority Agent and such Junior Priority Creditors:   (i) will not, and will not seek to, Exercise Any Secured Creditor Remedies (or   institute or join in any action or proceeding with respect to the Exercise of Secured Creditor   Remedies) with respect to the Collateral without the written consent of the Senior Priority   Representative; provided that any Junior Priority Agent may Exercise Any Secured Creditor   Remedies (other than any Secured Creditor Remedies the exercise of which is otherwise   prohibited by this Agreement, including Section 6) after a period of 180 consecutive days has   elapsed from the date of delivery of written notice by such Junior Priority Agent to each Senior   Priority Agent stating that an Event of Default (as defined under the applicable Junior Priority   Credit Facility) has occurred and is continuing thereunder and stating its intention to Exercise   Any Secured Creditor Remedies (the “Standstill Period”), and then such Junior Priority Agent   may Exercise Any Secured Creditor Remedies only so long as (1) no Event of Default relating to   the payment of interest, principal, fees or other Senior Priority Obligations shall have occurred   and be continuing and (2) no Senior Priority Secured Party shall have commenced (or attempted   to commence or given notice of its intent to commence) the Exercise of Secured Creditor   Remedies with respect to the Collateral (including seeking relief from the automatic stay or any   other stay in any Insolvency Proceeding), and   (ii) will not knowingly take, receive or accept any Proceeds of the Collateral, it being   understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account   controlled by the Junior Priority Representative shall not constitute a breach of this Agreement so   long as such Proceeds are promptly remitted to the Senior Priority Representative.   From and after the Discharge of Senior Priority Obligations (or prior thereto upon obtaining the written   consent of each Senior Priority Agent), any Junior Priority Agent and any Junior Priority Creditor may   Exercise Any Secured Creditor Remedies under the Junior Priority Documents or applicable law as to any   Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any   Collateral by any Junior Priority Agent or any Junior Priority Creditor is at all times subject to the
     -32-               provisions of this Agreement, including Section 4.1. Notwithstanding anything to the contrary contained   herein, any Junior Priority Agent or any Junior Priority Secured Party may:    file a claim or statement of interest with respect to the Junior Priority   Obligations; provided that an Insolvency Proceeding has been commenced by or against   any Credit Party;    take any action (not adverse to the priority status of the Liens on the   Senior Priority Collateral, or the rights of the Senior Priority Agent or any of the Senior   Priority Secured Parties to exercise rights, powers, and/or remedies in respect thereof,   including those under Article VI) in order to create, prove, perfect, preserve or protect   (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on,   any of the Senior Priority Collateral;    file any necessary responsive or defensive pleadings in opposition to any   motion, claim, adversary proceeding or other pleading made by any person objecting to   or otherwise seeking the disallowance of the claims of the Junior Priority Secured Parties   represented thereby or of the same Series of Senior Priority Debt, in accordance with the   terms of this Agreement;    file any pleadings, objections, motions or agreements which assert rights   or interests available to unsecured creditors of the Credit Parties arising under either any   Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent   with or prohibited by the terms of this Agreement or applicable law (including the   Bankruptcy Laws of any applicable jurisdiction); and    vote on any Plan of Reorganization, file any proof of claim, make other   filings and make any arguments and motions (including in support of or opposition to, as   applicable, the confirmation or approval of any Plan of Reorganization) that are, in each   case, in accordance with the terms of this Agreement.   (b) Any Senior Priority Agent, for and on behalf of itself and any Senior Priority   Creditors represented thereby, agrees that such Senior Priority Agent and such Senior Priority Creditors   will not (except as may be separately otherwise agreed in writing by and between or among all Senior   Party Agents, in each case on behalf of itself and the Senior Priority Creditors represented thereby), and   will not seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding   with respect to the Exercise of Secured Creditor Remedies) with respect to any of the Collateral without   the written consent of the Senior Priority Representative and will not knowingly take, receive or accept   any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or   among all Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors   represented thereby), it being understood and agreed that the temporary deposit of Proceeds of Collateral   in a Deposit Account controlled by such Senior Priority Agent shall not constitute a breach of this   Agreement so long as such Proceeds are promptly remitted to the Senior Priority Representative; provided   that nothing in this sentence shall prohibit any Senior Priority Agent from taking such actions in its   capacity as Senior Priority Representative, if applicable. The Senior Priority Representative may   Exercise Any Secured Creditor Remedies under the Senior Priority Collateral Documents or applicable   law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect

     -33-               to any Collateral by the Senior Priority Representative is at all times subject to the provisions of this   Agreement, including Section 4.1 hereof and of the Base Intercreditor Agreement.   Section 2.4 Exercise of Rights.   (a) No Other Restrictions. Except as expressly set forth in this Agreement, each   Agent and each Creditor shall have any and all rights and remedies it may have as a creditor under   applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be   separately otherwise agreed in writing by and between or among any applicable Parties, solely as among   such Parties and the Creditors represented thereby); provided, however, that the Exercise of Secured   Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions   of this Agreement, including Section 4.1. Each Senior Priority Agent may enforce the provisions of the   applicable Senior Priority Documents, each Junior Priority Agent may enforce the provisions of the   applicable Junior Priority Documents, and each Agent may Exercise Any Secured Creditor Remedies, all   in such order and in such manner as each may determine in the exercise of its sole discretion, consistent   with the terms of this Agreement and mandatory provisions of applicable law (except as may be   separately otherwise agreed in writing by and between or among any applicable Parties, solely as among   such Parties and the Creditors represented thereby); provided, however, that each Agent agrees to provide   to each other such Party copies of any notices that it is required under applicable law to deliver to any   Credit Party; provided, further, however, that any Senior Priority Agent’s failure to provide any such   copies to any other such Party shall not impair any Senior Priority Agent’s rights hereunder or under any   of the applicable Senior Priority Documents, and any Junior Priority Agent’s failure to provide any such   copies to any other such Party shall not impair any Junior Priority Agent’s rights hereunder or under any   of the applicable Junior Priority Documents. Each Agent agrees for and on behalf of itself and each   Creditor represented thereby that such Agent and each such Creditor will not institute or join in any suit,   Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other   proceeding any claim, (x) in the case of any Junior Priority Agent and any Junior Priority Creditor   represented thereby, against any Senior Priority Secured Party, and (y) in the case of any Senior Priority   Agent and any Senior Priority Creditor represented thereby, against any Junior Priority Secured Party,   seeking damages from or other relief by way of specific performance, instructions or otherwise, with   respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is   consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action   taken or omitted to be taken. Except as may be separately otherwise agreed in writing by and between or   among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior Priority   Creditors represented thereby, each Senior Priority Agent agrees for and on behalf of any Senior Priority   Creditors represented thereby that such Agent and each such Creditor will not institute or join in any suit,   Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other   proceeding any claim against any other Senior Priority Agent or any Senior Priority Creditor represented   thereby seeking damages from or other relief by way of specific performance, instructions or otherwise,   with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is   consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action   taken or omitted to be taken. Except as may be separately otherwise agreed in writing by and between or   among any Junior Priority Agents, in each case on behalf of itself and the Junior Priority Creditors   represented thereby, each Junior Priority Agent agrees for and on behalf of any Junior Priority Creditors   represented thereby that such Agent and each such Creditor will not institute or join in any suit,   Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other   proceeding any claim against any other Junior Priority Agent or any Junior Priority Creditor represented
     -34-               thereby seeking damages from or other relief by way of specific performance, instructions or otherwise,   with respect to any action taken or omitted to be taken by such Person with respect to the Collateral that is   consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action   taken or omitted to be taken.   (b) Release of Liens. Without limiting any release permitted under the Base   Intercreditor Agreement, in the event of (A) any private or public sale of all or any portion of the   Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the   Senior Priority Representative, (B) any sale, transfer or other disposition of all or any portion of the   Collateral, so long as such sale, transfer or other disposition is then permitted by the Senior Priority   Documents, (C) the release of the Senior Priority Secured Parties’ Liens on all or any portion of the   Collateral which release under clause (C) shall have been approved by all of the requisite Senior Priority   Secured Parties (as determined pursuant to the applicable Senior Priority Documents), in the case of   clauses (B) and (C) only to the extent occurring prior to the Discharge of Senior Priority Obligations and   not in connection with a Discharge of Senior Priority Obligations (and irrespective of whether an Event of   Default has occurred) or (D) the termination and discharge of a subsidiary guaranty in accordance with   the terms thereof, each Junior Priority Agent agrees, for and on behalf of itself and the Junior Priority   Creditors represented thereby, that (x) so long as, if applicable, the net cash proceeds of any such sale, if   any, described in clause (A) above are applied as provided in Section 4.1 of the Base Intercreditor   Agreement as supplemented by Section 4.1 hereof and there is a corresponding release of the Liens   securing the Senior Priority Obligations, such sale, transfer, disposition or release will be free and clear of   the Liens on such Collateral securing the Junior Priority Obligations and (y) such Junior Priority Secured   Parties’ Liens with respect to the Collateral so sold, transferred, disposed or released shall terminate and   be automatically released without further action. In furtherance of, and subject to, the foregoing, each   Junior Priority Agent agrees that it will execute any and all Lien releases or other documents reasonably   requested by any Senior Priority Agent in connection therewith, so long as the net cash proceeds, if any,   from such sale described in clause (A) above of such Collateral are applied in accordance with the terms   of this Agreement. Each Junior Priority Agent hereby appoints the Senior Priority Representative and any   officer or duly authorized person of the Senior Priority Representative, with full power of substitution, as   its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such   Junior Priority Agent and in the name of such Junior Priority Agent or in the Senior Priority   Representative’s own name, from time to time, in the Senior Priority Representative’s sole discretion, for   the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to   execute and deliver any and all documents and instruments as may be necessary or desirable to   accomplish the purposes of this paragraph, including, without limitation, any financing statements,   endorsements, assignments, releases or other documents or instruments of transfer (which appointment,   being coupled with an interest, is irrevocable).   Section 2.5 [RESERVED]   Section 2.6 Waiver of Marshalling. Until the Discharge of Senior Priority Obligations, each   Junior Priority Agent, on behalf of itself and the Junior Priority Secured Parties represented thereby,   agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand,   request, plead or otherwise assert or otherwise claim the benefit of, any marshalling or other similar right   that may otherwise be available under applicable law with respect to the Collateral or any other similar   rights a junior secured creditor may have under applicable law.

     -35-               ARTICLE III      ACTIONS OF THE PARTIES   Section 3.1 Certain Actions Permitted. Notwithstanding anything herein to the contrary,   each Agent may make such demands or file such claims in respect of the Senior Priority Obligations or   Junior Priority Obligations, as applicable, owed to such Agent and the Creditors represented thereby as   are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other   statutes, court orders, or rules of procedure at any time.   Section 3.2 Agent for Perfection.   (a) Subject to the provisions of the Base Intercreditor Agreement with respect to   ABL Priority Collateral, each Credit Party shall deliver all Control Collateral when required to be   delivered pursuant to the Credit Documents to (x) until the Discharge of Senior Priority Obligations, the   Senior Priority Representative and (y) thereafter, the Junior Priority Representative.   (b) None of the Senior Priority Agents, the Senior Priority Representative or the   Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens   with respect to the Collateral for the benefit of the Junior Priority Representatives or the Junior Priority   Secured Parties.   (c) Subject to the provisions of the Base Intercreditor Agreement with respect to   ABL Priority Collateral, in the event that any Secured Party receives any Collateral or Proceeds of the   Collateral in violation of the terms of this Agreement, then such Secured Party shall promptly pay over   such Proceeds or Collateral to (x) until the Discharge of Senior Priority Obligations, the Senior Priority   Representative, and (y) thereafter, the Junior Priority Representative, in the same form as received with   any necessary endorsements, for application in accordance with the provisions of Section 4.1 of the Base   Intercreditor Agreement, as supplemented by Section 4.1 hereof.   Section 3.3 Sharing of Information and Access. In the event that any Junior Priority Agent   shall, in the exercise of its rights under the applicable Junior Priority Collateral Documents or otherwise,   receive possession or control of any books and records of any Credit Party that contain information   identifying or pertaining to the Collateral, such Junior Priority Agent shall, upon request from any other   Agent, and as promptly as practicable thereafter, either make available to such Agent such books and   records for inspection and duplication or provide to such Agent copies thereof. In the event that any   Senior Priority Agent shall, in the exercise of its rights under the applicable Senior Priority Collateral   Documents or otherwise, receive possession or control of any books and records of any Senior Priority   Credit Party that contain information identifying or pertaining to the Collateral, such Senior Priority   Agent shall, upon request from any other Agent, and as promptly as practicable thereafter, either make   available to such Agent such books and records for inspection and duplication or provide to such Agent   copies thereof.   Section 3.4 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the   Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. Subject to the   provisions of the Base Intercreditor Agreement with respect to ABL Priority Collateral, the Senior   Priority Representative shall be named as additional insured or loss payee, as applicable, with respect to   all insurance policies relating to Collateral. Subject to the provisions of the Base Intercreditor Agreement
     -36-               with respect to ABL Priority Collateral, the Senior Priority Representative shall have the sole and   exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any   covered loss, theft or destruction of Collateral. Subject to the provisions of the Base Intercreditor   Agreement with respect to ABL Priority Collateral, all proceeds of such insurance shall be remitted to the   Senior Priority Representative, and each other Agent shall cooperate (if necessary) in a reasonable   manner in effecting the payment of insurance proceeds in accordance with Section 4.1. If any Junior   Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such   award in contravention of this Agreement, it shall pay such proceeds over to the Senior Priority   Representative in accordance with the terms of Section 4.1.   Section 3.5 No Additional Rights for the Credit Parties Hereunder. Except as provided in   Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this   Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any   Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any   Secured Party.   Section 3.6 Actions upon Breach. If any Junior Priority Secured Party, contrary to this   Agreement, commences or participates in any action or proceeding against the Credit Parties or the   Collateral, the Credit Parties, with the prior written consent of the Senior Priority Representative, may   interpose as a defense or dilatory plea the making of this Agreement, and any Senior Priority Secured   Party may intervene and interpose such defense or plea in its own name or in the name of the Credit   Parties. Should any Junior Priority Secured Party, contrary to this Agreement, in any way take, or attempt   or threaten to take, any action with respect to the Collateral (including, without limitation, any attempt to   realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by   this Agreement, any Senior Priority Agent (in its own name or in the name of the Credit Parties) may   obtain relief against such Junior Priority Secured Party by injunction, specific performance and/or other   appropriate equitable relief, it being understood and agreed by each Junior Priority Agent, for and on   behalf of itself and each Junior Priority Creditor represented thereby, that the Senior Priority Secured   Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and each Junior   Priority Agent on behalf of itself and each Junior Priority Secured Creditor represented thereby, waives   any defense that the Senior Priority Secured Parties cannot demonstrate damages or be made whole by the   awarding of damages.   ARTICLE IV      APPLICATION OF PROCEEDS   Section 4.1 Application of Proceeds.   (a) Revolving Nature of Certain Cash Flow Obligations. Each Agent, for and on   behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (i)   Cash Flow Credit Agreements may include a revolving commitment, that in the ordinary course of   business any Cash Flow Agent and Cash Flow Credit Agreement Lender may apply payments and make   advances thereunder and (ii) the amount of Cash Flow Obligations that may be outstanding thereunder at   any time or from time to time may be increased or reduced and subsequently reborrowed, and that the   terms of Cash Flow Obligations thereunder may be modified, extended or amended from time to time,   and that the aggregate amount of Cash Flow Obligations thereunder may be increased, replaced or   refinanced, in each event, without notice to or consent by any other Secured Parties and without affecting

     -37-               the provisions hereof; provided, however, that from and after the date on which any Cash Flow Agent or   Cash Flow Credit Agreement Lender commences the Exercise of Secured Creditor Remedies, all amounts   received by any such Cash Flow Agent or Cash Flow Credit Agreement Lender as a result of such   Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority   shall not be altered or otherwise affected by any such amendment, modification, supplement, extension,   repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the Cash Flow   Obligations, the Initial Junior Priority Obligations, or any Additional Obligations, or any portion thereof.   (b) Revolving Nature of Certain Junior Priority Obligations. Each Agent, for and on   behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (x)   Junior Priority Credit Facilities may include a revolving commitment, that in the ordinary course of   business any Junior Priority Agent and Junior Priority Secured Parties may apply payments and make   advances thereunder and (y) the amount of Junior Priority Obligations that may be outstanding thereunder   at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the   terms of Junior Priority Obligations thereunder may be modified, extended or amended from time to time,   and that the aggregate amount of Junior Priority Obligations thereunder may be increased, replaced or   refinanced, in each event, without notice to or consent by any other Secured Parties and without affecting   the provisions hereof; provided, however, that from and after the date on which any Junior Priority Agent   or Junior Priority Secured Party commences the Exercise of Secured Creditor Remedies, all amounts   received by any such Junior Priority Agent or Junior Priority Secured Party as a result of such Exercise of   Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be   altered or otherwise affected by any such amendment, modification, supplement, extension, repayment,   reborrowing, increase, replacement, renewal, restatement or refinancing of the Cash Flow Obligations, the   Initial Junior Priority Obligations, or any Additional Obligations, or any portion thereof.   (c) Revolving Nature of Certain Additional Obligations. Each Agent, for and on   behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (x)   Additional Credit Facilities may include a revolving commitment, that in the ordinary course of business   any Additional Agent and Additional Credit Facility Secured Parties may apply payments and make   advances thereunder and (y) the amount of Additional Obligations that may be outstanding thereunder at   any time or from time to time may be increased or reduced and subsequently reborrowed, and that the   terms of Additional Obligations thereunder may be modified, extended or amended from time to time,   and that the aggregate amount of Additional Obligations thereunder may be increased, replaced or   refinanced, in each event, without notice to or consent by any other Secured Parties and without affecting   the provisions hereof; provided, however, that from and after the date on which any Additional Agent or   Additional Credit Facility Secured Party commences the Exercise of Secured Creditor Remedies, all   amounts received by any such Additional Agent or Additional Credit Facility Secured Party as a result of   such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien   Priority shall not be altered or otherwise affected by any such amendment, modification, supplement,   extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the   Cash Flow Obligations, the Initial Junior Priority Obligations, or any Additional Obligations, or any   portion thereof.   (d) Application of Proceeds of Collateral. This Agreement constitutes a separate   agreement in writing as contemplated by clauses 4.1(d) third and 4.1(e) second of the Base Intercreditor   Agreement. The parties hereto agree that any Proceeds of Collateral to be allocated under such clauses of   the Base Intercreditor Agreement will be allocated first to the Senior Priority Obligations in accordance
     -38-               with the Base Intercreditor Agreement until the Discharge of Senior Priority Obligations, and then only   after such Discharge of Senior Priority Obligations to the Junior Priority Obligations, and each Junior   Priority Agent agrees, for and on behalf of itself and the Junior Priority Creditors represented thereby, that   after the Discharge of Senior Priority Obligations the remaining Proceeds of Collateral shall be applied,   first, to the payment of costs and expenses of each Junior Priority Agent, as applicable,   second, to the payment of Junior Priority Obligations owing to the Junior Priority   Secured Parties represented by each Junior Priority Agent in accordance with the applicable   Junior Priority Credit Facility, which payment shall be made between and among the Junior   Priority Obligations owing to Junior Priority Secured Parties represented by different Junior   Priority Agents on a pro rata basis (except as may be separately otherwise agreed in writing by   and between or among any applicable Junior Priority Agents, in each case on behalf of itself and   the Junior Priority Secured Parties represented thereby), and   third, the balance, if any, to the Credit Parties or to whomsoever may be lawfully entitled   to receive the same or as a court of competent jurisdiction may direct.   Each Junior Priority Agent shall provide the Junior Priority Representative with such information   about the Junior Priority Obligations owing to the Junior Priority Secured Parties represented by it as they   may reasonably request in order to carry out the purposes of this Section 4.1.   (e) Limited Obligation or Liability. In exercising remedies, whether as a secured   creditor or otherwise, no Senior Priority Agent shall have any obligation or liability to any Junior Priority   Secured Party, or (except as may be separately agreed in writing by and between or among any applicable   Senior Priority Agents, in each case on behalf of itself and the Senior Priority Creditors represented   thereby) to any other Senior Priority Secured Party, in each case regarding the adequacy of any Proceeds   or for any action or omission, save and except solely for an action or omission that breaches the express   obligations undertaken by such Senior Priority Agent under the terms of this Agreement. In exercising   remedies, whether as a secured creditor or otherwise, no Junior Priority Agent shall have any obligation   or liability (except as may be separately agreed in writing by and between or among any applicable Junior   Priority Agents, in each case on behalf of itself and the Junior Priority Creditors represented thereby) to   any other Junior Priority Secured Party, in each case regarding the adequacy of any Proceeds or for any   action or omission, save and except solely for an action or omission that breaches the express obligations   undertaken by such Junior Priority Agent under the terms of this Agreement.   (f) Turnover of Cash Collateral After Discharge. Subject to the obligations of each   Senior Priority Agent under the Base Intercreditor Agreement with respect to ABL Priority Collateral,   upon the Discharge of Senior Priority Obligations, each Senior Priority Agent shall deliver to the Junior   Priority Representative or shall execute such documents as the Company Representative or as the Junior   Priority Representative may reasonably request to enable it to have control over any Cash Collateral or   Control Collateral still in such Senior Priority Agent’s possession, custody or control in the same form as   received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.   As between any Junior Priority Agent and any other Junior Priority Agent, any such Cash Collateral or   Control Collateral held by any such Party shall be held by it subject to the terms and conditions of   Section 3.2.

     -39-               Section 4.2 Specific Performance. Each Agent is hereby authorized to demand specific   performance of this Agreement, whether or not any Credit Party shall have complied with any of the   provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply   with any of the provisions of this Agreement applicable to it. Each Agent, for and on behalf of itself and   the Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of   a remedy at law that might be asserted as a bar to such remedy of specific performance.   ARTICLE V      INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS   Section 5.1 Notice of Acceptance and Other Waivers.   (a) All Senior Priority Obligations at any time made or incurred by any Credit Party   shall be deemed to have been made or incurred in reliance upon this Agreement, and each Junior Priority   Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, hereby waives   notice of acceptance of, or proof of reliance by any Senior Priority Agent or any Senior Priority Creditors   on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or   nonpayment of all or any part of the Senior Priority Obligations.   (b) None of the Senior Priority Agents (including any Senior Priority Agent in its   capacity as Senior Priority Representative, if applicable), the Senior Priority Creditors, or any of their   respective Affiliates, or any of the respective directors, officers, employees, or agents of any of the   foregoing, shall be liable for failure to demand, collect, or realize upon any of the Collateral or any   Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any   Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any   part or Proceeds thereof, except as specifically provided in this Agreement and the Base Intercreditor   Agreement. If any Senior Priority Agent or Senior Priority Creditor honors (or fails to honor) a request   by any relevant Borrower for an extension of credit pursuant to any Senior Priority Credit Facility or any   other Senior Priority Document, whether or not such Senior Priority Agent or Senior Priority Creditor has   knowledge that the honoring of (or failure to honor) any such request would constitute a default under the   terms of any Junior Priority Credit Facility or any other Junior Priority Document (but not a default under   this Agreement) or would constitute an act, condition, or event that, with the giving of notice or the   passage of time, or both, would constitute such a default, or if any Senior Priority Agent or Senior Priority   Creditor otherwise should exercise any of its contractual rights or remedies under any Senior Priority   Documents (subject to the express terms and conditions hereof), no Senior Priority Agent or Senior   Priority Creditor shall have any liability whatsoever to any Junior Priority Agent or Junior Priority   Creditor as a result of such action, omission, or exercise, in each case so long as any such exercise does   not breach the express terms and provisions of this Agreement. Each Senior Priority Secured Party shall   be entitled to manage and supervise its loans and extensions of credit under the relevant Senior Priority   Credit Facility and other Senior Priority Documents as it may, in its sole discretion, deem appropriate,   and may manage its loans and extensions of credit without regard to any rights or interests that the Junior   Priority Agents or Junior Priority Creditors have in the Collateral, except as otherwise expressly set forth   in this Agreement. Each Junior Priority Agent, on behalf of itself and the Junior Priority Creditors   represented thereby, agrees that no Senior Priority Agent or Senior Priority Creditor shall incur any   liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the   Collateral or Proceeds thereof pursuant to the Senior Priority Documents, in each case so long as such
     -40-               disposition is conducted in accordance with mandatory provisions of applicable law and does not breach   the provisions of this Agreement.   Section 5.2 Modifications to Senior Priority Documents and Junior Priority Documents.   (a) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Creditors represented thereby, hereby agrees that, without affecting the obligations of such Junior Priority   Secured Parties hereunder, each Senior Priority Agent and the Senior Priority Creditors represented   thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to   any Junior Priority Secured Party (except to the extent such notice or consent is required pursuant to the   express provisions of this Agreement), and without incurring any liability to any such Junior Priority   Secured Party or impairing or releasing the subordination provided for herein, amend, restate,   supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Senior   Priority Documents in any manner whatsoever, including, to:   (i) change the manner, place, time, or terms of payment or renew, alter or increase,   all or any of the Senior Priority Obligations or otherwise amend, restate, supplement, or otherwise   modify in any manner, or grant any waiver or release with respect to, all or any part of the Senior   Priority Obligations or any of the Senior Priority Documents;   (ii) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain a Lien   on any Property of any Person to secure any of the Senior Priority Obligations, and in connection   therewith to enter into any additional Senior Priority Documents;   (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to   any departure from, any guarantee or other obligations of any Person obligated in any manner   under or in respect of the Senior Priority Obligations;   (iv) subject to Section 2.4 of the Base Intercreditor Agreement, release its Lien on   any Collateral or other Property;   (v) exercise or refrain from exercising any rights against any Credit Party or any   other Person;   (vi) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain the   primary or secondary obligation of any other Person with respect to any of the Senior Priority   Obligations; and   (vii) otherwise manage and supervise the Senior Priority Obligations as the applicable   Senior Priority Agent shall deem appropriate.   (b) Each Senior Priority Agent, for and on behalf of itself and the Senior Priority   Creditors represented thereby, hereby agrees that, without affecting the obligations of such Senior Priority   Secured Parties hereunder, and except as otherwise provided in the Base Intercreditor Agreement, each   Junior Priority Agent and the Junior Priority Creditors represented thereby may, at any time and from   time to time, in their sole discretion without the consent of or notice to any such Senior Priority Secured   Party (except to the extent such notice or consent is required pursuant to the express provisions of this   Agreement and/or the Base Intercreditor Agreement), and without incurring any liability to any such

     -41-               Senior Priority Secured Party or impairing or releasing the priority provided for herein, amend, restate,   supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Junior   Priority Documents in any manner whatsoever, including, to:   (i) change the manner, place, time, or terms of payment or renew, alter or increase,   all or any of the Junior Priority Obligations or otherwise amend, restate, supplement, or otherwise   modify in any manner, or grant any waiver or release with respect to, all or any part of the Junior   Priority Obligations or any of the Junior Priority Documents;   (ii) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain a Lien   on any Property of any Person to secure any of the Junior Priority Obligations, and in connection   therewith to enter into any additional Junior Priority Documents;   (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to   any departure from, any guarantee or other obligations of any Person obligated in any manner   under or in respect of the Junior Priority Obligations;   (iv) subject to Section 2.4 of the Base Intercreditor Agreement, release its Lien on   any Collateral or other Property;   (v) exercise or refrain from exercising any rights against any Credit Party or any   other Person;   (vi) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain the   primary or secondary obligation of any other Person with respect to any of the Junior Priority   Obligations; and   (vii) otherwise manage and supervise the Junior Priority Obligations as the Junior   Priority Agent shall deem appropriate.   (c) Each Junior Priority Agent, for and on behalf of itself and the Junior Priority   Secured Parties represented thereby, agrees that each Junior Priority Collateral Document shall include   the following language (or language to similar effect):   “Notwithstanding anything herein to the contrary, the lien and security interest granted to   [name of Junior Priority Agent] pursuant to this Agreement and the exercise of any right   or remedy by [name of Junior Priority Agent] hereunder are subject to the provisions of   the Intercreditor Agreement, dated as of [ ], 20[ ] (as amended, restated,   supplemented or otherwise modified, replaced or refinanced from time to time, the   “Junior Lien Intercreditor Agreement”), initially among[ ], as Cash Flow Agent,   [ ], as Initial Junior Priority Agent, and certain other persons party or that may   become party thereto from time to time. In the event of any conflict between the terms of   the Junior Lien Intercreditor Agreement and this Agreement, the terms of the Junior Lien   Intercreditor Agreement shall govern and control.”   In addition, each Junior Priority Agent, for and on behalf of itself and the Junior Priority Secured Parties   represented thereby, agrees that each Junior Priority Collateral Document consisting of a mortgage   covering any Collateral consisting of real estate shall contain language appropriate to reflect the
     -42-               subordination of such Junior Priority Collateral Documents to the Senior Priority Documents covering   such Collateral.   (d) Except, in each case, as may be separately otherwise agreed in writing by and   between or among any applicable Senior Priority Agents, in each case on behalf of itself and the Senior   Priority Creditors represented thereby, and except as otherwise provided in the Base Intercreditor   Agreement, each Senior Priority Agent, for and on behalf of itself and the Senior Priority Creditors   represented thereby, hereby agrees that, without affecting the obligations of such Senior Priority Secured   Parties hereunder, any other Senior Priority Agent and any Senior Priority Creditors represented thereby   may, at any time and from time to time, in their sole discretion without the consent of or notice to any   such Senior Priority Secured Party (except to the extent such notice or consent is required pursuant to the   express provisions of this Agreement and/or the Base Intercreditor Agreement), and without incurring any   liability to any such Senior Priority Secured Party, amend, restate, supplement, replace, refinance, extend,   consolidate, restructure, or otherwise modify any of the Senior Priority Documents to which such other   Senior Priority Agent or any Senior Priority Creditor represented thereby is party or beneficiary in any   manner whatsoever, including, to:   (i) change the manner, place, time, or terms of payment or renew, alter or increase,   all or any of the Senior Priority Obligations or otherwise amend, restate, supplement, or otherwise   modify in any manner, or grant any waiver or release with respect to, all or any part of the Senior   Priority Obligations or any of the Senior Priority Documents;   (ii) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain a Lien   on any Property of any Person to secure any of the Senior Priority Obligations, and in connection   therewith to enter into any Senior Priority Documents;   (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to   any departure from, any guarantee or other obligations of any Person obligated in any manner   under or in respect of the Senior Priority Obligations;   (iv) subject to Section 2.4 of the Base Intercreditor Agreement, release its Lien on   any Collateral or other Property;   (v) exercise or refrain from exercising any rights against any Credit Party or any   other Person;   (vi) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain the   primary or secondary obligation of any other Person with respect to any of the Senior Priority   Obligations; and   (vii) otherwise manage and supervise the Senior Priority Obligations as such other   Senior Priority Agent shall deem appropriate.   (e) Except, in each case, as may be separately otherwise agreed in writing by and   between or among any applicable Junior Priority Agents, in each case on behalf of itself and the Junior   Priority Creditors represented thereby, each Junior Priority Agent, for and on behalf of itself and the   Junior Priority Creditors represented thereby, hereby agrees that, without affecting the obligations of such   Junior Priority Secured Parties hereunder, any other Junior Priority Agent and any Junior Priority

     -43-               Creditors represented thereby may, at any time and from time to time, in their sole discretion without the   consent of or notice to any such Junior Priority Secured Party (except to the extent such notice or consent   is required pursuant to the express provisions of this Agreement), and without incurring any liability to   any such Junior Priority Secured Party, amend, restate, supplement, replace, refinance, extend,   consolidate, restructure, or otherwise modify any of the Junior Priority Documents to which such other   Junior Priority Agent or any Junior Priority Creditor represented thereby is party or beneficiary in any   manner whatsoever, including, to:   (i) change the manner, place, time, or terms of payment or renew, alter or increase,   all or any of the Junior Priority Obligations or otherwise amend, restate, supplement, or otherwise   modify in any manner, or grant any waiver or release with respect to, all or any part of the Junior   Priority Obligations or any of the Junior Priority Documents;   (ii) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain a Lien   on any Property of any Person to secure any of the Junior Priority Obligations, and in connection   therewith to enter into any Junior Priority Documents;   (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to   any departure from, any guarantee or other obligations of any Person obligated in any manner   under or in respect of the Junior Priority Obligations;   (iv) subject to Section 2.4 of the Base Intercreditor Agreement, release its Lien on   any Collateral or other Property;   (v) exercise or refrain from exercising any rights against any Credit Party or any   other Person;   (vi) subject to Section 2.5 of the Base Intercreditor Agreement, retain or obtain the   primary or secondary obligation of any other Person with respect to any of the Junior Priority   Obligations; and   (vii) otherwise manage and supervise the Junior Priority Obligations as such other   Junior Priority Agent shall deem appropriate.   (f) The Senior Priority Obligations and the Junior Priority Obligations may be   refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent   (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction   under any Senior Priority Document or any Junior Priority Document) of any Senior Priority Agent,   Senior Priority Creditors, Junior Priority Agent or Junior Priority Creditors, as the case may be, all   without affecting the Lien Priorities provided for herein or the other provisions hereof; provided,   however, that, if the Indebtedness refunding, replacing or refinancing any such Senior Priority   Obligations or Junior Priority Obligations is to constitute Senior Priority Obligations or Junior Priority   Obligations hereunder (as designated by the Company Representative), as the case may be, the holders of   such Indebtedness (or an authorized agent or trustee on their behalf) shall bind themselves in writing to   the terms of this Agreement pursuant to a joinder substantially in the form of Exhibit C hereto or   otherwise in form and substance reasonably satisfactory to the Senior Priority Agents (other than any   Designated Agent) and Junior Priority Agents (other than any Designated Agent) (or, if there is no   continuing Agent other than Designated Agents, as designated by the Company Representative), and any
     -44-               such refunding, replacement or refinancing transaction shall be in accordance with any applicable   provisions of the Senior Priority Documents and the Junior Priority Documents then in effect. For the   avoidance of doubt, the Senior Priority Obligations and Junior Priority Obligations may be refunded,   replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the   extent a consent is required to permit the refunding, replacement or refinancing transaction under any   Senior Priority Document or any Junior Priority Document) of any Senior Priority Agent, Senior Priority   Creditors, Junior Priority Agent or Junior Priority Creditors, as the case may be, through the incurrence of   Additional Indebtedness, subject to Section 7.11 hereof and, if applicable, Section 7.11 of the Base   Intercreditor Agreement.   Section 5.3 Reinstatement and Continuation of Agreement. If any Senior Priority Agent or   Senior Priority Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise   pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any   portion of the Senior Priority Obligations (a “Senior Priority Recovery”), then the relevant Senior Priority   Obligations shall be reinstated to the extent of such Senior Priority Recovery. In the event that (a) this   Agreement shall have been terminated prior to such Senior Priority Recovery and (b) there exist any   Junior Priority Obligations at the time of such Senior Priority Recovery, then this Agreement shall be   reinstated in full force and effect in the event of such Senior Priority Recovery, and such prior termination   shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such   date of reinstatement. All rights, interests, agreements, and obligations of each Agent, each Senior   Priority Creditor, and each Junior Priority Creditor under this Agreement shall remain in full force and   effect and shall continue irrespective of the commencement of, or any discharge, confirmation,   conversion, or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other   circumstance which otherwise might constitute a defense available to, or a discharge of, any Credit Party   in respect of the Senior Priority Obligations or the Junior Priority Obligations. No priority or right of any   Senior Priority Agent or any Senior Priority Creditor shall at any time be prejudiced or impaired in any   way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by   any Person with the terms, provisions, or covenants of any of the Senior Priority Documents, regardless   of any knowledge thereof which any Senior Priority Agent or any Senior Priority Creditor may have.   ARTICLE VI      INSOLVENCY PROCEEDINGS   Section 6.1 DIP Financing.   (a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding   in the United States at any time after the Discharge of ABL Collateral Obligations (as defined in the Base   Intercreditor Agreement) and prior to the Discharge of Senior Priority Obligations, and any Senior   Priority Agent, or any Senior Priority Creditors, shall agree to provide any Borrower or any Guarantor   with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or   consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (“DIP   Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including   assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then any   Junior Priority Agent, each on behalf of itself and any Junior Priority Secured Parties represented thereby,   agrees that it will raise no objection and will not directly or indirectly support or act in concert with any   other party raising an objection to such DIP Financing or to the Liens securing the same on the grounds of   a failure to provide “adequate protection” for the Liens of any Junior Priority Agent securing the Junior

     -45-               Priority Obligations or on any other grounds (and will not request any adequate protection solely as a   result of such DIP Financing), so long as (i) such Junior Priority Agent retains its Lien on the Collateral to   secure the relevant Junior Priority Obligations (in each case, including Proceeds thereof arising after the   commencement of the case under the Bankruptcy Code) and such Lien has the same priority as existed   prior to the commencement of the case under the Bankruptcy Code and (ii) if the Senior Priority Agent   receives an adequate protection Lien on post-petition assets of the debtor to secure the Senior Priority   Obligations, as the case may be, each Junior Priority Agent also receives an adequate protection Lien on   such post-petition assets of the debtor to secure the relevant Junior Priority Obligations; provided that (x)   such Liens in favor of the Senior Priority Agent and the Junior Priority Agent shall be subject to the   provisions of Section 6.1(b) hereof and the relevant provisions of Section 6.1 of the Base Intercreditor   Agreement, and (y) the foregoing provisions of this Section 6.1(a) shall not prevent any Junior Priority   Agent and the Junior Priority Secured Parties from objecting to any provision in any DIP Financing   relating to any provision or content of a Plan of Reorganization that is not a Conforming Plan of   Reorganization.   (b) All Liens granted to any Senior Priority Agent or Junior Priority Agent in any   Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and   shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement;   provided, however, that the foregoing shall not alter any super-priority of any Liens securing any DIP   Financing in accordance with this Section 6.1 and, if applicable, Section 6.1 of the Base Intercreditor   Agreement.   Section 6.2 Relief from Stay. Until the Discharge of Senior Priority Obligations, each Junior   Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees not   to (i) seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any   portion of the Collateral without each Senior Priority Agent’s express written consent or (ii) object to any   motion by any Senior Priority Agent seeking relief from the automatic stay or any other stay in any   Insolvency Proceeding in respect of any portion of the Collateral.   Section 6.3 No Contest. Each Junior Priority Agent, for and on behalf of itself and the Junior   Priority Creditors represented thereby, agrees that, prior to the Discharge of Senior Priority Obligations,   none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request   by any Senior Priority Agent or Senior Priority Creditor for adequate protection of its interest in the   Collateral (unless in contravention of Section 6.1 hereof), or (ii) any objection by any Senior Priority   Agent or Senior Priority Creditor to any motion, relief, action or proceeding based on a claim by such   Senior Priority Agent or Senior Priority Creditor that its interests in the Collateral (unless in contravention   of Section 6.1 hereof) are not adequately protected (or any other similar request under any law applicable   to an Insolvency Proceeding), so long as any Liens granted to such Senior Priority Agent as adequate   protection of its interests are subject to this Agreement. Except as may be separately otherwise agreed in   writing by and between or among any applicable Senior Priority Agents, in each case on behalf of itself   and any Senior Priority Creditors represented thereby, any Senior Priority Agent, for and on behalf of   itself and any Senior Priority Creditors represented thereby, agrees that, prior to the applicable Discharge   of Senior Priority Obligations, none of them shall contest (or directly or indirectly support any other   Person contesting) (a) any request by any other Senior Priority Agent or any Senior Priority Creditor   represented by such other Senior Priority Agent for adequate protection of its interest in the Collateral   (unless in contravention of Section 6.1 hereof), or (b) any objection by such other Senior Priority Agent   or any Senior Priority Creditor to any motion, relief, action, or proceeding based on a claim by such other
     -46-               Senior Priority Agent or any Senior Priority Creditor represented by such other Senior Priority Agent that   its interests in the Collateral (unless in contravention of Section 6.1 hereof) are not adequately protected   (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens   granted to such other Senior Priority Agent as adequate protection of its interests are subject to this   Agreement. Except as may be separately otherwise agreed in writing by and between or among any   applicable Junior Priority Agents, in each case on behalf of itself and any Junior Priority Creditors   represented thereby, any Junior Priority Agent, for and on behalf of itself and any Junior Priority   Creditors represented thereby, agrees that, prior to the applicable Discharge of Junior Priority Obligations,   none of them shall contest (or directly or indirectly support any other Person contesting) (a) any request   by any other Junior Priority Agent or any Junior Priority Creditor represented by such other Junior   Priority Agent for adequate protection of its interest in the Collateral (unless in contravention of Section   6.1 hereof), or (b) any objection by such other Junior Priority Agent or any Junior Priority Creditor to any   motion, relief, action, or proceeding based on a claim by such other Junior Priority Agent or any Junior   Priority Creditor represented by such other Junior Priority Agent that its interests in the Collateral (unless   in contravention of Section 6.1 hereof) are not adequately protected (or any other similar request under   any law applicable to an Insolvency Proceeding), so long as any Liens granted to such other Junior   Priority Agent as adequate protection of its interests are subject to this Agreement.   Section 6.4 Asset Sales. Each Junior Priority Agent agrees, for and on behalf of itself and the   Junior Priority Creditors represented thereby, that it will not oppose any sale consented to by any Senior   Priority Agent of any Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar   provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are   applied in accordance with the Base Intercreditor Agreement as supplemented by this Agreement.   Section 6.5 Separate Grants of Security and Separate Classification. Each Secured Party   acknowledges and agrees that (i) the grants of Liens pursuant to the Senior Priority Security Documents   and the Junior Priority Security Documents constitute separate and distinct grants of Liens and (ii)   because of, among other things, their differing rights in the Collateral, the Senior Priority Obligations are   fundamentally different from the Junior Priority Obligations and must be separately classified in any Plan   of Reorganization proposed, confirmed or adopted in an Insolvency Proceeding. To further effectuate the   intent of the parties as provided in the immediately preceding sentence, if it is held by a court of   competent jurisdiction that the claims of the Senior Priority Secured Parties, on the one hand, and the   Junior Priority Secured Parties, on the other hand, in respect of the Collateral constitute only one secured   claim (rather than separate classes of senior and junior secured claims), then the Secured Parties hereby   acknowledge and agree that all distributions shall be made as if there were separate classes of Senior   Priority Obligation claims and Junior Priority Obligation claims against the Credit Parties, with the effect   being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring   all claims held by the Junior Priority Secured Parties), the Senior Priority Secured Parties shall be entitled   to receive, in addition to amounts distributed to them in respect of principal, prepetition interest and other   claims, all amounts owing in respect of post-petition interest, fees and expenses that is available from the   Collateral for each of the Senior Priority Secured Parties, before any distribution is made in respect of the   claims held by the Junior Priority Secured Parties, with the Junior Priority Secured Parties hereby   acknowledging and agreeing to turn over to the Senior Priority Secured Parties amounts otherwise   received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if   such turnover has the effect of reducing the aggregate recoveries. The foregoing sentence is subject to   any separate agreement by and between any Additional Agent, for and on behalf of itself and the   Additional Credit Facility Secured Parties represented thereby, and any other Additional Agent, for and

     -47-               on behalf of itself and the Additional Credit Facility Secured Parties represented thereby, with respect to   the Obligations owing to any such Additional Agent and Additional Credit Facility Secured Parties.   Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be   enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code.   Section 6.7 Senior Priority Obligations Unconditional. All rights of the Senior Priority Agents   hereunder, and all agreements and obligations of the Junior Priority Agents and the Credit Parties (to the   extent applicable) hereunder, shall remain in full force and effect irrespective of:   (i) any lack of validity or enforceability of any Senior Priority Document;   (ii) any change in the time, place or manner of payment of, or in any other term of,   all or any portion of the Senior Priority Obligations, or any amendment, waiver or other   modification, whether by course of conduct or otherwise, or any refinancing, replacement,   refunding or restatement of any Senior Priority Document;   (iii) any exchange, release, voiding, avoidance or non-perfection of any security   interest in any Collateral or any other collateral, or any release, amendment, waiver or other   modification, whether by course of conduct or otherwise, or any refinancing, replacement,   refunding, restatement or increase of all or any portion of the Senior Priority Obligations or any   guarantee thereof;   (iv) the commencement of any Insolvency Proceeding in respect of the Company or   any other Credit Party; or   (v) any other circumstances that otherwise might constitute a defense available to, or   a discharge of, any Credit Party in respect of the Senior Priority Obligations, or of any of the   Junior Priority Agent or any Credit Party, to the extent applicable, in respect of this Agreement.   Section 6.8 Junior Priority Obligations Unconditional. All rights of the Junior Priority Agents   hereunder, and all agreements and obligations of the Senior Priority Agents and the Credit Parties (to the   extent applicable) hereunder, shall remain in full force and effect irrespective of:   (i) any lack of validity or enforceability of any Junior Priority Document;   (ii) any change in the time, place or manner of payment of, or in any other term of,   all or any portion of the Junior Priority Obligations, or any amendment, waiver or other   modification, whether by course of conduct or otherwise, or any refinancing, replacement,   refunding or restatement of any Junior Priority Document;   (iii) any exchange, release, voiding, avoidance or non perfection of any security   interest in any Collateral, or any other collateral, or any release, amendment, waiver or other   modification, whether by course of conduct or otherwise, or any refinancing, replacement,   refunding, restatement or increase of all or any portion of the Junior Priority Obligations or any   guarantee or guaranty thereof;
     -48-               (iv) the commencement of any Insolvency Proceeding in respect of the Company or   any other Credit Party; or   (v) any other circumstances that otherwise might constitute a defense available to, or   a discharge of, any Credit Party in respect of the Junior Priority Obligations, or of any of the   Senior Priority Agent or any Credit Party, to the extent applicable, in respect of this Agreement.   Section 6.9 Adequate Protection. Except as expressly provided in this Agreement (including   Section 6.1 and this Section 6.9), nothing in this Agreement shall limit the rights of any Agent and the   Secured Parties represented thereby from seeking or requesting adequate protection with respect to their   interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the   form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or   otherwise; provided that (a) in the event that any Junior Priority Agent, for and on behalf of itself or any   of the Junior Priority Creditors represented thereby, seeks or requests adequate protection in respect of the   relevant Junior Priority Obligations and such adequate protection is granted in the form of a Lien on   additional collateral comprising assets of the type of assets that constitute Collateral, then each Junior   Priority Agent, for and on behalf of itself and the Junior Priority Creditors represented thereby, agrees that   (i) each Senior Priority Agent shall also be granted a senior Lien on such collateral as security for the   Senior Priority Obligations owing to such Senior Priority Agent and the Senior Priority Secured Parties   represented thereby, and that any Lien on such collateral securing the Junior Priority Obligations shall be   junior to any Lien on such collateral securing the Senior Priority Obligations and (ii) each other Junior   Priority Agent shall also be granted a pari passu Lien on such collateral as security for the Junior Priority   Obligations owing to such other Junior Priority Agent and the Junior Priority Secured Parties represented   thereby, and that any such Lien on such collateral securing such Junior Priority Obligations shall be pari   passu to each such other Lien on such collateral securing such other Junior Priority Obligations (except as   may be separately otherwise agreed in writing by and between or among any applicable Junior Priority   Agents, in each case on behalf of itself and the Junior Priority Secured Parties represented thereby), and   (b) in the event that any Senior Priority Agent, for or on behalf of itself or any Senior Priority Creditor   represented thereby, seeks or requests adequate protection in respect of the Senior Priority Obligations   and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of   the type of assets that constitute Collateral, then such Senior Priority Agent, for and on behalf of itself and   the Senior Priority Creditors represented thereby, agrees that (i) each other Senior Priority Agent shall   also be granted a pari passu Lien on such collateral as security for the Senior Priority Obligations owing   to such other Senior Priority Agent and the Senior Priority Secured Parties represented thereby, and that   any such Lien on such collateral securing such Senior Priority Obligations shall be pari passu to each such   other Lien on such collateral securing such other Senior Priority Obligations (except as may be separately   otherwise agreed in writing by and between or among any applicable Senior Priority Agents, in each case   on behalf of itself and the Senior Priority Secured Parties represented thereby) and (ii) each Junior   Priority Agent shall also be granted a junior Lien on such collateral as security for the Junior Priority   Obligations owing to such other Junior Priority Agent and the Junior Priority Secured Parties represented   thereby, and that any such Lien on such collateral securing such Junior Priority Obligations shall be junior   to each Lien on such collateral securing Senior Priority Obligations.

     -49-               ARTICLE VII      MISCELLANEOUS   Section 7.1 Rights of Subrogation. Each Junior Priority Agent, for and on behalf of itself and   the Junior Priority Creditors represented thereby, agrees that no payment by such Junior Priority Agent or   any such Junior Priority Creditor to any Senior Priority Agent or Senior Priority Creditor pursuant to the   provisions of this Agreement shall entitle such Junior Priority Agent or Junior Priority Creditor to   exercise any rights of subrogation in respect thereof until the Discharge of Senior Priority Obligations   shall have occurred. Following the Discharge of Senior Priority Obligations, each Senior Priority Agent   agrees to execute such documents, agreements, and instruments as any Junior Priority Agent or Junior   Priority Creditor may reasonably request to evidence the transfer by subrogation to any such Person of an   interest in the Senior Priority Obligations resulting from payments to such Senior Priority Agent by such   Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred   in connection therewith by such Senior Priority Agent are paid by such Person upon request for payment   thereof.   Section 7.2 Further Assurances. The Parties will, at their own expense and at any time and   from time to time, promptly execute and deliver all further instruments and documents, and take all   further action, that may be necessary or desirable, or that any Party may reasonably request, in order to   protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise   and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay   over any payment or distribution, execute any instruments or documents, or take any other action referred   to in this Section 7.2, to the extent that such action would contravene any law, order or other legal   requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or   dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction,   without further responsibility in respect of such payment or distribution under this Section 7.2.   Section 7.3 Representations. The Cash Flow Agent represents and warrants to each other   Agent that it has the requisite power and authority under the Cash Flow Documents to enter into, execute,   deliver, and carry out the terms of this Agreement on behalf of itself and the Cash Flow Secured Parties.   The Initial Junior Priority Agent represents and warrants to each other Agent that it has the requisite   power and authority under the Initial Junior Priority Documents to enter into, execute, deliver, and carry   out the terms of this Agreement on behalf of itself and the Initial Junior Priority Creditors. Each   Additional Agent represents and warrants to each other Agent that it has the requisite power and authority   under the applicable Additional Documents to enter into, execute, deliver, and carry out the terms of this   Agreement on behalf of itself and any Additional Credit Facility Secured Parties represented thereby.   Section 7.4 Amendments.   (a) No amendment, modification or waiver of any provision of this Agreement, and   no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement   executed by each Senior Priority Agent and each Junior Priority Agent. Notwithstanding the foregoing,   the Company Representative may, without the consent of any Party hereto, amend this Agreement to add   an Additional Agent by (x) executing an Additional Indebtedness Joinder as provided in Section 7.11 or   (y) executing a joinder agreement substantially in the form of Exhibit C attached hereto as provided for in   the definition of “Cash Flow Credit Agreement” or “Initial Junior Priority Credit Facility”, as applicable.   No amendment, modification or waiver of any provision of this Agreement, and no consent to any
     -50-               departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power,   privilege, right, remedy, liability or obligation of, or otherwise adversely affects in any manner, any   Additional Agent that is not then a Party, or any Additional Credit Facility Secured Party not then   represented by an Additional Agent that is then a Party (including any change, alteration, modification or   other adverse effect upon any power, privilege, right, remedy, liability or obligation of or other effect   upon any such Additional Agent or Additional Credit Facility Secured Party that may at any subsequent   time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the   Company Representative (regardless of whether any such Additional Agent or Additional Credit Facility   Secured Party ever becomes a Party or beneficiary hereof). Any amendment, modification or waiver of   any provision of this Agreement that would have the effect, directly or indirectly, through any reference   in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or   otherwise modifying such Credit Document, or any term or provision thereof, or any right or obligation of   the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect   except pursuant to a written instrument executed by the Company Representative and each other affected   Credit Party.   (b) In the event that any Senior Priority Agent or the requisite Senior Priority   Creditors enter into any amendment, waiver or consent in respect of or replace any Senior Priority   Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any   departures from any provisions of, any Senior Priority Collateral Document relating to the Collateral or   changing in any manner the rights of the Senior Priority Agent, the Senior Priority Creditors, or any   Credit Party with respect to the Collateral (including, subject to Section 2.4(b), the release of any Liens on   Collateral), then such amendment, waiver or consent shall apply automatically to any comparable   provision of each Junior Priority Collateral Document without the consent of or any actions by any Junior   Priority Agent or any Junior Priority Creditors; provided, that such amendment, waiver or consent does   not materially adversely affect the rights or interests of the Junior Priority Creditors in the Collateral   (including any license or right of use granted to them by any Credit Party pursuant to any Junior Priority   Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the   rights or interests of the Junior Priority Creditors in the Collateral). The applicable Senior Priority Agent   shall give written notice of such amendment, waiver or consent to the Junior Priority Agents; provided   that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent   with respect to the provisions of any Junior Priority Collateral Document as set forth in this Section   7.4(b).   Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice   or other communication herein required or permitted to be given shall be in writing and may be   personally served, faxed, sent by electronic mail or sent by overnight express courier service or United   States mail and shall be deemed to have been given when delivered in person or by courier service, upon   receipt of a facsimile or upon receipt of electronic mail sent (except that, if not given during normal   business hours for the recipient, shall be deemed to have been given at the opening of business on the next   Business Day for the recipient) or five (5) days after deposit in the United States mail (certified, with   postage prepaid and properly addressed). The addresses of the parties hereto (until notice of a change   thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such   other address as may be designated by such party in a written notice to all of the other parties.   Cash Flow Agent: [ ]    [ ]

     -51-                Attention: [___________]    Facsimile: [____________]    Telephone: [____________]    Email: [___________]      Initial Junior Priority Agent: [_____________]    [_____________]    Attention: [___________]    Facsimile: [____________]    Telephone: [____________]    Email: [___________]      Any Additional Agent: As set forth in the Additional Indebtedness Joinder executed and   delivered by such Additional Agent pursuant to Section 7.11.   Section 7.6 No Waiver, Remedies. No failure on the part of any Party to exercise, and no   delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial   exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other   right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.   Section 7.7 Continuing Agreement; Transfer of Secured Obligations. This Agreement is a   continuing agreement and shall (a) remain in full force and effect (x) with respect to all Senior Priority   Secured Parties and Senior Priority Obligations, until the Discharge of Senior Priority Obligations,   subject to Section 5.3 and (y) with respect to all Junior Priority Secured Parties and Junior Priority   Obligations, until the later of the Discharge of the Senior Priority Obligations and the Discharge of the   Junior Priority Obligations, (b) be binding upon the Parties and their successors and assigns, and   (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees   and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy   or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10. All   references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or   trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the   foregoing clause (c), any Senior Priority Agent, Senior Priority Creditor, Junior Priority Agent or Junior   Priority Creditor may assign or otherwise transfer all or any portion of the Senior Priority Obligations or   the Junior Priority Obligations, as applicable, to any other Person, and such other Person shall thereupon   become vested with all the rights and obligations in respect thereof granted to such Senior Priority Agent,   Junior Priority Agent, Senior Priority Creditor or Junior Priority Creditor, as the case may be, herein or   otherwise. The Senior Priority Secured Parties and the Junior Priority Secured Parties may continue, at   any time and without notice to the other Parties hereto, to extend credit and other financial   accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the   faith hereof.   Section 7.8 Governing Law; Entire Agreement. This Agreement and the rights and obligations   of the Parties under this Agreement shall be governed by, and construed and interpreted in accordance   with, the laws of the State of New York without giving effect to its principles or rules of conflict of laws   to the extent that such principles or rules are not mandatorily applicable by statute and would permit or   require the application of the laws of another jurisdiction. This Agreement constitutes the entire   agreement and understanding among the Parties with respect to the subject matter hereof and supersedes
     -52-               any prior agreements, written or oral, with respect thereto (it being understood that this Agreement does   not supersede the Base Intercreditor Agreement).   Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts   (including by facsimile or other electronic transmission), and it is not necessary that the signatures of all   Parties be contained on any one counterpart hereof; each counterpart will be deemed to be an original, and   all together shall constitute one and the same document.   Section 7.10 No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof   shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall   inure to the benefit of each of the Senior Priority Agents, the Senior Priority Creditors, the Junior Priority   Agents, the Junior Priority Creditors and the Company and the other Credit Parties. No other Person shall   have or be entitled to assert rights or benefits hereunder.   Section 7.11 Designation of Additional Indebtedness; Joinder of Additional Agents.   (a) The Company Representative may designate any Additional Indebtedness   complying with the requirements of the definition of “Additional Indebtedness” as Additional   Indebtedness for purposes of this Agreement, upon complying with the following conditions:   (i) one or more Additional Agents for one or more Additional Credit Facility   Secured Parties in respect of such Additional Indebtedness shall have executed the Additional   Indebtedness Joinder with respect to such Additional Indebtedness, and the Company   Representative or any such Additional Agent shall have delivered such executed Additional   Indebtedness Joinder to the Cash Flow Agent, the Initial Junior Priority Agent and any other   Additional Agent then party to this Agreement;   (ii) at least five Business Days (unless a shorter period is agreed in writing by the   Parties and the Company Representative) prior to delivery of the Additional Indebtedness   Joinder, the Company Representative shall have delivered to the Cash Flow Agent, the Initial   Junior Priority Agent and any other Additional Agent then party to this Agreement complete and   correct copies of any Additional Credit Facility, Additional Guarantees and Additional Collateral   Documents that will govern such Additional Indebtedness upon giving effect to such designation   (which may be unexecuted copies of Additional Documents to be executed and delivered   concurrently with the effectiveness of such designation); and   (iii) the Company Representative shall have executed and delivered to the Cash Flow   Agent, the Initial Junior Priority Agent and any other Additional Agent then party to this   Agreement the Additional Indebtedness Designation (including whether such Additional   Indebtedness is designated Senior Priority Debt or Junior Priority Debt) with respect to such   Additional Indebtedness.   No Additional Indebtedness may be designated both Senior Priority Debt and Junior Priority Debt.   (b) Upon satisfaction of the conditions specified in the preceding Section 7.11(a), the   designated Additional Indebtedness shall constitute “Additional Indebtedness”, any Additional Credit   Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional   Credit Facility”, any holder of such Additional Indebtedness or other applicable Additional Credit Facility

     -53-               Secured Party shall constitute an “Additional Credit Facility Secured Party”, and any Additional Agent   for any such Additional Credit Facility Secured Party shall constitute an “Additional Agent” for all   purposes under this Agreement. The date on which such foregoing conditions specified in Section 7.11(a)   shall have been satisfied with respect to any Additional Indebtedness is herein called the “Additional   Effective Date” with respect to such Additional Indebtedness. Prior to the Additional Effective Date with   respect to any Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed   not to take into account such Additional Indebtedness, and the rights and obligations of the Cash Flow   Agent, the Initial Junior Priority Agent and each other Additional Agent then party to this Agreement   shall be determined on the basis that such Additional Indebtedness is not then designated. On and after   the Additional Effective Date with respect to such Additional Indebtedness, all references herein to   Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the   rights and obligations of the Cash Flow Agent, the Initial Junior Priority Agent and each other Additional   Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is   then designated.   (c) In connection with any designation of Additional Indebtedness pursuant to this   Section 7.11, each of the Cash Flow Agent, the Initial Junior Priority Agent and each Additional Agent   then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments,   amendments and restatements, restatements or waivers of or supplements to or other modifications to, any   Cash Flow Collateral Documents, Initial Junior Priority Collateral Documents or Additional Collateral   Documents, as applicable, and any agreements relating to any security interest in Control Collateral and   Cash Collateral, and to make or consent to any filings or take any other actions (including executing and   recording any mortgage subordination or similar agreement), as may be reasonably deemed by the   Company Representative to be necessary or reasonably desirable for any Lien on any Collateral to secure   such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by the   applicable Additional Indebtedness Designation delivered pursuant to this Section 7.11 and by this   Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Additional   Indebtedness pursuant to this Section 7.11 (including if requested, by executing an acknowledgment of   any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).   Section 7.12 Senior Priority Representative; Notice of Senior Priority Representative Change.   The Senior Priority Representative shall act for the Senior Priority Secured Parties as provided in this   Agreement, and shall be entitled to so act at the direction of the Requisite Senior Priority Holders from   time to time. Until a Party (other than the existing Senior Priority Representative) receives written notice   from the existing Senior Priority Representative, in accordance with Section 7.5 of this Agreement, of a   change in the identity of the Senior Priority Representative, such Party shall be entitled to act as if the   existing Senior Priority Representative is in fact the Senior Priority Representative. Each Party (other   than the existing Senior Priority Representative) shall be entitled to rely upon any written notice of a   change in the identity of the Senior Priority Representative which facially appears to be from the then   existing Senior Priority Representative and is delivered in accordance with Section 7.5 and such Agent   shall not be required to inquire into the veracity or genuineness of such notice. Each existing Senior   Priority Representative from time to time agrees to give prompt written notice to each Party of any   change in the identity of the Senior Priority Representative.   Section 7.13 Cash Flow Collateral Representative. Each Junior Priority Agent, on behalf of   itself and the Junior Priority Creditors represented thereby, agrees that prior to the Discharge of the Senior   Priority Obligations, (x) such Junior Priority Agent shall be ineligible to act as the “Cash Flow Collateral
     -54-               Representative” under the Base Intercreditor Agreement and shall not act in such capacity, and for   purposes of determining the “Cash Flow Collateral Representative” under the Base Intercreditor   Agreement, the Additional Cash Flow Obligations (as defined in the Base Intercreditor Agreement) of   such Junior Priority Creditors shall be disregarded and deemed not Additional Cash Flow Obligations (as   defined in the Base Intercreditor Agreement), (y) such Junior Priority Creditors shall be ineligible to vote   on matters requiring the consent or approval of the “Requisite Cash Flow Holders” under the Base   Intercreditor Agreement and (z) the Additional Cash Flow Obligations (as defined in the Base   Intercreditor Agreement) of such Junior Priority Creditors shall be disregarded and deemed not   outstanding for purposes of calculating “Requisite Cash Flow Holders” under the Base Intercreditor   Agreement.   Section 7.14 Provisions Solely to Define Relative Rights. The provisions of this Agreement are   and are intended solely for the purpose of defining the relative rights of the Senior Priority Secured   Parties and the Junior Priority Secured Parties, respectively. Nothing in this Agreement is intended to or   shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or   any other Credit Party to pay the Cash Flow Obligations, the Initial Junior Priority Obligations and any   Additional Obligations as and when the same shall become due and payable in accordance with their   terms.   Section 7.15 Headings. The headings of the articles and sections of this Agreement are inserted   for purposes of convenience only and shall not be construed to affect the meaning or construction of any   of the provisions hereof.   Section 7.16 Severability. If any of the provisions in this Agreement shall, for any reason, be   held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall   not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the   application of Proceeds and other priorities set forth in this Agreement.   Section 7.17 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or   other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof,   the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover   its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this   Agreement, irrespective of whether suit is brought.   Section 7.18 VENUE; JURY TRIAL WAIVER.   (a) EACH PARTY HERETO HEREBY IRREVOCABLY AND   UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR   PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL   JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY   OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT   COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,”   AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”)   AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS   AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY PARTY FROM   BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE   RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (II) IF ALL SUCH NEW YORK   COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF

     -55-               THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF   SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT   WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (III) IN THE   EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO   OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY   COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES),   SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR   DEFENSE THAT THIS SECTION 7.17(A) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN   A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.   (b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO   A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF   THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN,   INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL   OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS   THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES   ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE   EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN   CONSENT TO A TRIAL BY THE COURT.   (c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO   SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5.   NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS   AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.   Section 7.19 Intercreditor Agreement. This Agreement is the “Junior Lien Intercreditor   Agreement” referred to in the Cash Flow Credit Agreement, the Initial Junior Priority Credit Facility and   each Additional Credit Facility. Nothing in this Agreement shall be deemed to subordinate the right of   any Junior Priority Secured Party to receive payment to the right of any Senior Priority Secured Party   (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that   this Agreement shall effectuate a subordination of Liens as between the Senior Priority Secured Parties,   on the one hand, and the Junior Priority Secured Parties, on the other hand, but not a subordination of   Indebtedness.   Section 7.20 No Warranties or Liability. Each Party acknowledges and agrees that none of the   other Parties has made any representation or warranty with respect to the execution, validity, legality,   completeness, collectability or enforceability of any other Cash Flow Document, any other Initial Junior   Priority Document or any other Additional Document. Except as otherwise provided in this Agreement,   each Party will be entitled to manage and supervise its respective extensions of credit to any Credit Party   in accordance with law and their usual practices, modified from time to time as they deem appropriate.   Section 7.21 Conflicts. In the event of any conflict between the provisions of this Agreement   and the provisions of any Cash Flow Document, any Initial Junior Priority Document or any Additional   Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, in the event of   any conflict between the Base Intercreditor Agreement and this Agreement, the provisions of the Base   Intercreditor Agreement shall control; provided, however, that as permitted by the Base Intercreditor   Agreement this Agreement is intended to constitute a separate writing altering the rights between the   Senior Priority Creditors on the one hand and the Junior Priority Creditors on the other hand. The parties
     -56-               hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights   granted to, or obligations of, the Company or any other Credit Party in the Cash Flow Documents, the   Initial Junior Priority Documents or any Additional Documents.   Section 7.22 Information Concerning Financial Condition of the Credit Parties. No Party has   any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or   of other circumstances bearing upon the risk of non-payment of the Cash Flow Obligations, the Initial   Junior Priority Obligations or any Additional Obligations, as applicable. Each Party hereby agrees that no   Party shall have any duty to advise any other Party of information known to it regarding such condition or   any such circumstances. In the event any Party, in its sole discretion, undertakes at any time or from time   to time to provide any information to any other Party to this Agreement, it shall be under no obligation (a)   to provide any such information to such other Party or any other Party on any subsequent occasion, (b) to   undertake any investigation not a part of its regular business routine, or (c) to disclose any other   information.   Section 7.23 Excluded Assets. For the avoidance of doubt, nothing in this Agreement   (including Sections 2.1, 4.1, 6.1 and 6.9) shall be deemed to provide or require that any Agent or any   Secured Party represented thereby receive any Proceeds of, or any Lien on, any Property of any Credit   Party that constitutes “Excluded Assets” under (and as defined in) the applicable Credit Facility or any   related Credit Document to which such Agent is a party.   [Signature pages follow]

  S-1         IN WITNESS WHEREOF, the Cash Flow Agent, on behalf of itself and the Cash Flow Secured   Parties, and the Initial Junior Priority Agent, on behalf of itself and the Initial Junior Priority Creditors,   have caused this Agreement to be duly executed and delivered as of the date first above written.   [ ], in its capacity as Cash Flow Agent   By: ________________________________    Name:    Title:   By: ________________________________    Name:    Title:   [[ ], in its capacity as Senior Priority   Representative   By: ________________________________    Name:    Title:   By: ________________________________    Name:    Title:]   [ ], in its capacity as Initial Junior   Priority Agent   By: ________________________________    Name:    Title:   [[ ], in its capacity as Additional   Agent   By: ________________________________    Name:    Title:]6            6 Add signature block for any Additional Agents.
  S-2         ACKNOWLEDGMENT   Each Credit Party hereby acknowledges that it has received a copy of this Agreement and   consents thereto, agrees to recognize all rights granted thereby to the Cash Flow Agent, the Cash Flow   Secured Parties, the Initial Junior Priority Agent, the Initial Junior Priority Creditors, any Additional   Agent and any Additional Credit Facility Secured Parties, and will not do any act or perform any   obligation which is not in accordance with the agreements set forth in this Agreement.   CREDIT PARTIES:   [HOLDINGS]   By: ________________________________    Name:    Title:   [BORROWER]   By: ________________________________    Name:    Title:   [SUBSIDIARY GUARANTORS]   By: ________________________________    Name:    Title:

EXHIBIT A      Ex. A-1         ADDITIONAL INDEBTEDNESS DESIGNATION   DESIGNATION dated as of _______ __, 20__, by [COMPANY REPRESENTATIVE]7 (the   “Company Representative”). Capitalized terms used herein and not otherwise defined herein shall have   the meaning specified in the Junior Lien Intercreditor Agreement (as amended, restated, supplemented,   waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as of   [ ], 20[ ], among [ ], in its capacity as collateral agent (together with its successors and assigns   in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Cash Flow   Agent”) for the Cash Flow Secured Parties, [ ], in its capacity as collateral agent (together   with its successors and assigns in such capacity from time to time, and as further defined in the   Intercreditor Agreement, the “Initial Junior Priority Agent”) for the Initial Junior Priority Secured   Parties[[ ], as Additional Agent for the Additional Credit Facility Creditors under the   [describe applicable Additional Credit Facility]].8 Capitalized terms used herein and not otherwise   defined herein shall have the meaning specified in the Intercreditor Agreement.   Reference is made to that certain [insert name of Additional Credit Facility], dated as of _______   __, 20__ (the “Additional Credit Facility”), among [list any applicable Credit Party], [list Additional   Credit Facility Secured Parties] [and Additional Agent, as agent (the “Additional Agent”)].9   Section 7.11 of the Intercreditor Agreement permits the Company Representative to designate   Additional Indebtedness under the Intercreditor Agreement. Accordingly:   Section 1. Representations and Warranties. The Company Representative hereby represents and   warrants to the Cash Flow Agent, the Initial Junior Priority Agent, and any Additional Agent that:   (1) The Additional Indebtedness incurred or to be incurred under the Additional   Credit Facility constitutes “Additional Indebtedness” which complies with the definition of such   term in the Intercreditor Agreement; and   (2) all conditions set forth in Section 7.11 of the Intercreditor Agreement with   respect to the Additional Indebtedness have been satisfied.   Section 2. Designation of Additional Indebtedness. The Company Representative hereby   designates such Additional Indebtedness as Additional Indebtedness under the Intercreditor Agreement   and such Additional Indebtedness shall constitute [Senior Priority Debt]/[Junior Priority Debt].      7 Revise as appropriate to refer to any permitted successor or assign.   8 Revise as appropriate to refer to any successor Cash Flow Agent or Initial Junior Priority Agent and to add   reference to any previously added Additional Agent.   9 Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Credit Facility Secured   Parties and any Additional Agent.
  Ex. A-2         IN WITNESS WHEREOF, the undersigned has caused this Designation to be duly executed by   its duly authorized officer or other representative, all as of the day and year first above written.   [COMPANY]   By: ________________________________    Name:    Title:

EXHIBIT B      Ex. B-1            ADDITIONAL INDEBTEDNESS JOINDER   JOINDER, dated as of _______________, 20__, among [COMPANY], a   [ ] (“Company”), [ ], in its capacity as collateral agent (together   with its successors and assigns in such capacity from time to time, and as further defined in the   Intercreditor Agreement, the “Cash Flow Agent”)10 for the Cash Flow Secured Parties, [ ], in its   capacity as collateral agent (together with its successors and assigns in such capacity from time to time,   and as further defined in the Intercreditor Agreement, the “Initial Junior Priority Agent”)11 for the Initial   Junior Priority Secured Parties, [list any previously added Additional Agent] [and insert name of each   Additional Agent under any Additional Credit Facility being added hereby as party] and any successors or   assigns thereof, to the Junior Lien Intercreditor Agreement, dated as of [ ], 20[ ] (as amended,   restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”)   among the Cash Flow Agent, [and] the Initial Junior Priority Agent [and (list any previously added   Additional Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the   meaning specified in the Intercreditor Agreement.   Reference is made to that certain [insert name of Additional Credit Facility], dated as of _______   __, 20__ (the “Additional Credit Facility”), among [list any applicable Grantor], [list any applicable   Additional Credit Facility Secured Parties (the “Joining Additional Creditors”)] [and insert name of each   applicable Additional Agent (the “Joining Additional Agent”)].12   Section 7.11 of the Intercreditor Agreement permits the Company Representative to designate   Additional Indebtedness under the Intercreditor Agreement. The Company Representative has so   designated Additional Indebtedness incurred or to be incurred under the Additional Credit Facility as   Additional Indebtedness by means of an Additional Indebtedness Designation.   Accordingly, [the Joining Additional Agent, for itself and on behalf of the Joining Additional   Creditors,]13 hereby agrees with the Cash Flow Agent, the Initial Junior Priority Agent and any other   Additional Agent party to the Intercreditor Agreement as follows:   Section 1. Agreement to be Bound. The [Joining Additional Agent, for itself and on behalf of   the Joining Additional Creditors,]14 hereby agrees to be bound by the terms and provisions of the   Intercreditor Agreement and shall, as of the Additional Effective Date with respect to the Additional   Credit Facility, be deemed to be a party to the Intercreditor Agreement.      10 Revise as appropriate to refer to any successor Cash Flow Agent.   11 Revise as appropriate to refer to any successor Initial Junior Priority Agent.   12 Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Credit Facility Secured   Parties and any Additional Agent.   13 Revise as appropriate to refer to any Additional Agent being added hereby and any Additional Credit   Facility Secured Parties represented thereby.   14 Revise references throughout as appropriate to refer to the party or parties being added.
  Ex. B-2            Section 2. Recognition of Claims. The Cash Flow Agent (for itself and on behalf of the Cash   Flow Secured Parties), the Initial Junior Priority Agent (for itself and on behalf of the Initial Junior   Priority Secured Parties) and [each of] the Additional Agent[s](for itself and on behalf of any Additional   Credit Facility Secured Parties represented thereby) hereby agree that the interests of the respective   Creditors in the Liens granted to the Cash Flow Agent, the Initial Junior Priority Agent, or any Additional   Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Creditors, as   having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be   allocated among the Creditors as provided therein regardless of any claim or defense (including any   claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy,   insolvency or other laws affecting the rights of creditors generally) to which the Cash Flow Agent, the   Initial Junior Priority Agent, any Additional Agent or any Creditor may be entitled or subject. The Cash   Flow Agent (for itself and on behalf of the Cash Flow Secured Parties), the Initial Junior Priority Agent   (for itself and on behalf of the Initial Junior Priority Creditors), and any Additional Agent party to the   Intercreditor Agreement (for itself and on behalf of any Additional Credit Facility Secured Parties   represented thereby) (a) recognize the existence and validity of the Additional Obligations represented by   the Additional Credit Facility, and (b) agree to refrain from making or asserting any claim that the   Additional Credit Facility or other applicable Additional Documents are invalid or not enforceable in   accordance with their terms as a result of the circumstances surrounding the incurrence of such   obligations. The [Joining Additional Agent (for itself and on behalf of the Joining Additional Creditors]   (a) recognize[s] the existence and validity of the Cash Flow Obligations and the existence and validity of   the Initial Junior Priority Obligations15 and (b) agree[s] to refrain from making or asserting any claim that   the Cash Flow Credit Agreement, the Initial Junior Priority Credit Facility or other Cash Flow Documents   or Initial Junior Priority Documents,16 as the case may be, are invalid or not enforceable in accordance   with their terms as a result of the circumstances surrounding the incurrence of such obligations.   Section 3. Notices. Notices and other communications provided for under the Intercreditor   Agreement to be provided to [the Joining Additional Agent] shall be sent to the address set forth on   Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the   Intercreditor Agreement).   Section 4. Miscellaneous. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF   THE PARTIES UNDER THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND   INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,   WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO   THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY   STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF LAWS OF   ANOTHER JURISDICTION.   [Add Signatures]            15 Add reference to any previously added Additional Credit Facility and related Additional Obligations as   appropriate.   16 Add reference to any previously added Additional Credit Facility and related Additional Documents as   appropriate.

EXHIBIT C         [CASH FLOW CREDIT AGREEMENT][INITIAL JUNIOR PRIORITY CREDIT FACILITY]   JOINDER   JOINDER, dated as of _______________, 20__, among [ ], in its capacity as collateral agent   (together with its successors and assigns in such capacity from time to time, and as further defined in the   Intercreditor Agreement, the “Cash Flow Agent”)17 for the Cash Flow Secured Parties, [ ], in its   capacity as collateral agent (together with its successors and assigns in such capacity from time to time,   and as further defined in the Intercreditor Agreement, the “Initial Junior Priority Agent”)18 for the Initial   Junior Priority Secured Parties, [list any previously added Additional Agent] [and insert name of   additional Cash Flow Secured Parties, Cash Flow Agent, Initial Junior Priority Secured Parties or Initial   Junior Priority Agent, as applicable, being added hereby as party] and any successors or assigns thereof,   to the Junior Lien Intercreditor Agreement, dated as of [ ], 20[ ] (as amended, restated, supplemented,   waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the Cash Flow   Agent19, [and] the Initial Junior Priority Agent20 [and (list any previously added Additional Agent)].   Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the   Intercreditor Agreement.   Reference is made to that certain [insert name of new facility], dated as of _______ __, 20__ (the   “Joining [Cash Flow Credit Agreement][Initial Junior Priority Credit Facility]”), among [list any   applicable Credit Party], [list any applicable new Cash Flow Secured Parties or new Initial Junior Priority   Secured Parties, as applicable (the “Joining [Cash Flow][Initial Junior Priority] Secured Parties”)] [and   insert name of each applicable Agent (the “Joining [Cash Flow][Initial Junior Priority] Agent”)].21   The Joining [Cash Flow][Initial Junior Priority] Agent, on behalf of the Joining [Cash   Flow][Initial Junior Priority]22 Secured Parties, hereby agrees with the Company and the other Grantors,   the [Cash Flow][Initial Junior Priority] Agent and any other Additional Agent party to the Intercreditor   Agreement as follows:   Section 1. Agreement to be Bound.23 The Joining [Cash Flow][Initial Junior Priority] Agent, on   behalf of itself and the Joining [Cash Flow][Initial Junior Priority] Secured Parties,] hereby agrees to be   bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be      17 Revise as appropriate to refer to any successor Cash Flow Agent.   18 Revise as appropriate to refer to any successor Initial Junior Priority Agent.   19 Revise as appropriate to describe predecessor Cash Flow Agent or Cash Flow Secured Parties, if joinder is   for a new Cash Flow Credit Agreement.   20 Revise as appropriate to describe predecessor Initial Junior Priority Agent or Initial Junior Priority Secured   Parties, if joinder is for a new Initial Junior Priority Credit Facility.   21 Revise as appropriate to refer to the new credit facility, Secured Parties and Agents.   22 Revise as appropriate to refer to any Agent being added hereby and any Secured Parties represented   thereby.   23 Revise references throughout as appropriate to refer to the party or parties being added.
  Ex. B-2            deemed to be a party to the Intercreditor Agreement as [the][a] [Cash Flow][Initial Junior Priority] Agent.   As of the date hereof, the Joining [Cash Flow Credit Agreement][Initial Junior Priority Credit Facility]   shall be deemed [the][a] [Cash Flow Credit Agreement][Initial Junior Priority Credit Facility] under the   Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the   Intercreditor Agreement.   Section 2. Notices. Notices and other communications provided for under the Intercreditor   Agreement to be provided to the Joining [Cash Flow][Initial Junior Priority] Agent shall be sent to the   address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in   Section 7.5 of the Intercreditor Agreement).   Section 3. Miscellaneous. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF   THE PARTIES UNDER THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND   INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,   WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO   THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY   STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF LAWS OF   ANOTHER JURISDICTION.   [ADD SIGNATURES]

              EXHIBIT K   to   TERM LOAN CREDIT AGREEMENT   FORM OF AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION13      Reference is made to the Term Loan Credit Agreement, dated as of [●], 2022 (as the   same may be amended, supplemented, waived or otherwise modified from time to time, the “Credit   Agreement”; capitalized terms defined therein being used herein as therein defined), among   CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (as successor by merger to   Camelot Return Merger Sub, Inc., a Delaware corporation) (together with its successors and assigns, the   “Borrower”), the several banks and other financial institutions from time to time party thereto (the   “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such   capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties (as   defined therein).   ___________________________ (the “Assignor”) and _________________ (the   “Assignee”) agree as follows:   1. The Assignor hereby irrevocably sells and assigns to the Assignee without   recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor   without recourse to the Assignor, as of the Transfer Effective Date (as defined below), an interest (the   “Assigned Interest”) as set forth in Schedule 1 in and to the Assignor’s rights and obligations under the   Credit Agreement and the other Loan Documents with respect to those credit facilities provided for in the   Credit Agreement as are set forth on Schedule 1 (individually, an “Assigned Facility”; collectively, the   “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1.   2. The Assignor (a) makes no representation or warranty and assumes no   responsibility with respect to any statements, warranties or representations made in or in connection with   the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant   thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit   Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto,   other than that it is the legal and beneficial owner of the Assigned Interest and that it has not created any   adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of   any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to   the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or   observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective   obligations under the Credit Agreement, any other Loan Document or any other instrument or document   furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by it evidencing the   Assigned Facilities [and requests that the Administrative Agent exchange such Note(s) for a new Note or   Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facilities) a   new Note or Notes payable to the Assignor in the respective amounts which reflect the assignment being   made hereby (and after giving effect to any other assignments which have become effective on the   Transfer Effective Date)].14 The Assignor acknowledges and agrees that in connection with this   assignment, (1) the Assignee is an Affiliated Lender and it or its Affiliates may have, and later may come   into possession of, information regarding the Loans or the Loan Parties that is not known to the Assignor   and that may be material to a decision by such Assignor to assign the Assigned Interests (such   information, the “Excluded Information”), (2) such Assignor has independently, without reliance on the      13 Assignment Agreement to or by an Affiliated Lender that is not an Affiliated Debt Fund.   14 Should only be included when specifically required by the Assignee and/or the Assignor, as the case may be.
EXHIBIT K   to   TERM LOAN CREDIT AGREEMENT   Page 2                  Assignee, Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any other Lender   or any of their respective Affiliates, made its own analysis and determination to participate in such   assignment notwithstanding such Assignor’s lack of knowledge of the Excluded Information, (3) none of   the Assignee, Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent, the other   Lenders or any of their respective Affiliates shall have any liability to the Assignor, and the Assignor   hereby waives and releases, to the extent permitted by law, any claims such Assignor may have against   the Assignee, Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent, the other   Lenders and their respective Affiliates, under applicable laws or otherwise, with respect to the   nondisclosure of the Excluded Information and (4) the Excluded Information may not be available to the   Agents or the other Lenders.   3. The Assignee (a) represents and warrants that (i) it is legally authorized to enter   into this Affiliated Lender Assignment and Assumption; (ii) it is an Affiliated Lender; (iii) each of the   terms and conditions set forth in Subsection 11.6(h)(i) of the Credit Agreement have been satisfied with   respect to this Affiliated Lender Assignment and Assumption; (b) confirms that it has received a copy of   the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1(a)   and 7.1 thereof and such other documents and information as it has deemed appropriate to make its own   credit analysis and decision to enter into this Affiliated Lender Assignment and Assumption; (c) agrees   that it will, independently and without reliance upon the Assignor, any Agent or any other Lender and   based on such documents and information as it shall deem appropriate at the time, continue to make its   own credit decisions in taking or not taking action under the Credit Agreement, the other Loan   Documents or any other instrument or document furnished pursuant hereto or thereto; (d) agrees that it   shall not be permitted to (A) attend or participate in, and shall not attend or participate in, any “lender-   only” meetings or receive any related “lender-only” information, (B) receive any information or material   prepared by the Administrative Agent or any Lender or any communication by or among the   Administrative Agent and/or one or more Lenders, except to the extent such information or materials have   been made available to the Borrower or its representatives or (C) receive advice of counsel to the   Administrative Agent or any other Lender or challenge their attorney client privilege; (e) appoints and   authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers   and discretion under the Credit Agreement, the other Loan Documents or any other instrument or   document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms   thereof, together with such powers as are incidental thereto; (f) hereby affirms the acknowledgements and   representations of such Assignee as a Lender contained in Subsection 10.5 of the Credit Agreement; and   (g) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance   with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are   required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the   Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its   obligations pursuant to Subsection 4.11(b) of the Credit Agreement.   4. The Assignee hereby confirms, in accordance with Subsection 11.6(h)(iv) of the   Credit Agreement, that it will comply with the requirements of such subsection.   5. The effective date of this Affiliated Lender Assignment and Assumption shall be   [___________], [_______] (the “Transfer Effective Date”). Following the execution of this Affiliated   Lender Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it   and recording by the Administrative Agent pursuant to Subsection 11.6 of the Credit Agreement, effective   as of the Transfer Effective Date (which shall not, unless otherwise agreed to by the Administrative   Agent, be earlier than five Business Days after the date of such acceptance and recording by the   Administrative Agent).

EXHIBIT K   to   TERM LOAN CREDIT AGREEMENT   Page 3                  6. Upon such acceptance and recording, from and after the Transfer Effective Date,   the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments   of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but   excluding the Transfer Effective Date and to the Assignee for amounts that have accrued from and after   the Transfer Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all   payments of interest, fees or other amounts paid or payable in kind from and after the Transfer Effective   Date to the Assignee.   7. From and after the Transfer Effective Date, (a) the Assignee shall be a party to   the Credit Agreement and, to the extent provided in this Affiliated Lender Assignment and Assumption,   have the rights and obligations of an Affiliated Lender thereunder and under the other Loan Documents   and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this   Affiliated Lender Assignment and Assumption, relinquish its rights and be released from its obligations   under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of (and bound by   related obligations under) Subsections 4.10, 4.11, 4.13 and 11.5 thereof.   8. Notwithstanding any other provision hereof, if the consents of the Borrower and   the Administrative Agent hereto are required under Subsection 11.6 of the Credit Agreement, this   Affiliated Lender Assignment and Assumption shall not be effective unless such consents shall have been   obtained.   9. THIS AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION SHALL   BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE   LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR   RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT   MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE   APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.   IN WITNESS WHEREOF, the parties hereto have caused this Affiliated Lender   Assignment and Assumption to be executed as of the date first above written by their respective duly   authorized officers on Schedule 1 hereto.
              SCHEDULE 1   to   EXHIBIT K   AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION   Re: Term Loan Credit Agreement, dated as of [●], 2022, among CORNERSTONE   BUILDING BRANDS, INC., a Delaware corporation (as successor by merger to Camelot Return Merger   Sub, Inc., a Delaware corporation), the several banks and other financial institutions from time to time   party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative   agent for the Lenders and as collateral agent for the Secured Parties (as defined therein).   Name of Assignor:   Name of Assignee:   Transfer Effective Date of Assignment:   Assigned Facility   Aggregate Amount of   Commitment/Loans under   Assigned Facility for Assignor   Amount of Commitment/Loans   Assigned      $__________ $__________         [NAME OF ASSIGNEE] [NAME OF ASSIGNOR]   By:______________________________   Name:   Title:      By:______________________________   Name:   Title:

SCHEDULE 1   to   EXHIBIT K   Page 2                  Accepted for recording in the Register: Consented To:   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent   [CORNERSTONE BUILDING BRANDS, INC.   By:______________________________   Name:   Title:   By:______________________________   Name:   Title:   By:______________________________   Name:   Title:]15    [DEUTSCHE BANK AG NEW YORK BRANCH   ,   as Administrative Agent    By:______________________________   Name:   Title:   By:______________________________   Name:   Title:]16               15 Insert only as required by Subsection 11.6 of the Credit Agreement.   16 Insert only as required by Subsection 11.6 of the Credit Agreement.
              EXHIBIT L   to   TERM LOAN CREDIT AGREEMENT   [Reserved]

                 EXHIBIT M   to   TERM LOAN CREDIT AGREEMENT      [Reserved]
              EXHIBIT N   to   TERM LOAN CREDIT AGREEMENT      FORM OF ACCEPTANCE AND PREPAYMENT NOTICE      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below   [DATE]   Attention: [ ]   Re: CORNERSTONE BUILDING BRANDS, INC.   This Acceptance and Prepayment Notice is delivered to you pursuant to Subsection 4.4(l)(iv) of   that certain Term Loan Credit Agreement dated as of [●], 2022 (together with all exhibits and schedules   thereto and as the same may be amended, supplemented, waived or otherwise modified from time to time,   the “Credit Agreement”) among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation   (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware corporation) (together with its   successors and assigns, the “Borrower”), the several banks and other financial institutions from time to   time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as   administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral   agent for the Secured Parties (as defined therein). Capitalized terms used herein and not otherwise   defined herein are used herein as defined in the Credit Agreement.   Pursuant to Subsection 4.4(l)(iv)(2) of the Credit Agreement, the Borrower hereby notifies you   that it accepts offers delivered in response to the Solicited Discounted Prepayment Notice having an   Offered Discount equal to or greater than [●]% (the “Acceptable Discount”) in an aggregate amount not   to exceed the Solicited Discounted Prepayment Amount.   The Borrower expressly agrees that this Acceptance and Prepayment Notice is subject to the   provisions of Subsection 4.4(l) of the Credit Agreement.   The Borrower hereby represents and warrants to the Administrative Agent [,][and] [the Lenders   of the Initial Term Loans] [[and]] the Lenders of the [●, 20●]17 Tranche[s]] as follows:   1. [At least ten Business Days have passed since the consummation of the most recent   Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the   applicable Discounted Prepayment Effective Date (or such shorter period as agreed to by the   Administrative Agent in its reasonable discretion).][At least three Business Days have passed   since the date the Borrower was notified that no Lender was willing to accept any prepayment of   any Term Loan at the Specified Discount, within the Discount Range or at any discount to par   value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the      17 List multiple Tranches if applicable.

EXHIBIT N   to   TERM LOAN CREDIT AGREEMENT   Page 2                  date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made   by a Lender (or such shorter period as agreed to by the Administrative Agent in its reasonable   discretion).]18   The Borrower acknowledges that the Administrative Agent and the relevant Lenders are relying   on the truth and accuracy of the foregoing representations and warranties in connection with the   acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.   The Borrower requests that Administrative Agent promptly notify each of the relevant Lenders   party to the Credit Agreement of this Acceptance and Prepayment Notice.   [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]         18 Insert applicable representation.
EXHIBIT N   to   TERM LOAN CREDIT AGREEMENT   Page 3                     IN WITNESS WHEREOF, the undersigned has executed this Acceptance and   Prepayment Notice as of the date first above written.      CORNERSTONE BUILDING BRANDS, INC.         By:   Name:   Title:

              EXHIBIT O   to   TERM LOAN CREDIT AGREEMENT   FORM OF DISCOUNT RANGE PREPAYMENT NOTICE   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]      Re: CORNERSTONE BUILDING BRANDS, INC.   This Discount Range Prepayment Notice is delivered to you pursuant to Subsection   4.4(l)(iii) of that certain Term Loan Credit Agreement dated as of [●], 2022 (together with all exhibits and   schedules thereto and as the same may be amended, supplemented, waived or otherwise modified from   time to time, the “Credit Agreement”) among CORNERSTONE BUILDING BRANDS, INC., a   Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW   YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders   and as collateral agent for the Secured Parties (as defined therein). Capitalized terms used herein and not   otherwise defined herein are used herein as defined in the Credit Agreement.   Pursuant to Subsection 4.4(l)(iii) of the Credit Agreement, the Borrower hereby requests   that each [Lender of the Initial Term Loans] [[and] each Lender of the [●, 20●]19 Tranche[s]] submit a   Discount Range Prepayment Offer. Any Discounted Term Loan Prepayment made in connection with   this solicitation shall be subject to the following terms:   1. This Borrower Solicitation of Discount Range Prepayment Offers is extended at the sole   discretion of the Borrower to each [Lender of the Initial Term Loans] [[and to each] Lender of the   [●, 20●]20 Tranche[(s)]].   2. The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment   that will be made in connection with this solicitation is [[$][●] of Initial Term Loans] [[and]   [$][●] of the [●, 20●]21 Tranche[(s)] of Incremental Term Loans] (the “Discount Range   Prepayment Amount”).22   3. The Borrower is willing to make Discount Term Loan Prepayments at a percentage   discount to par value greater than or equal to [●]% but less than or equal to [●]% (the “Discount   Range”).      19 List multiple Tranches if applicable.   20 List multiple Tranches if applicable.   21 List multiple Tranches if applicable.   22 Minimum of $5,000,000 and whole increments of $500,000 in excess thereof.
EXHIBIT O   to   TERM LOAN CREDIT AGREEMENT   Page 2                  To make an offer in connection with this solicitation, you are required to deliver to the   Administrative Agent a Discount Range Prepayment Offer on or before 5:00 p.m. New York City time on   the date that is three Business Days following the dated delivery of the notice23 pursuant to Subsection   4.4(l)(iii) of the Credit Agreement.   The Borrower hereby represents and warrants to the Administrative Agent and the   [Lenders of the Initial Term Loans] [[and the] Lenders of the [●, 20●]24 Tranche[s]] as follows:   1. [At least ten Business Days have passed since the consummation of the most recent   Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the   applicable Discounted Prepayment Effective Date (or such shorter period as agreed to by the   Administrative Agent in its reasonable discretion).][At least three Business Days have passed   since the date the Borrower was notified that no Lender was willing to accept any prepayment of   any Term Loan at the Specified Discount, within the Discount Range or at any discount to par   value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the   date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made   by a Lender (or such shorter period as agreed to by the Administrative Agent in its reasonable   discretion).]25   The Borrower acknowledges that the Administrative Agent and the relevant Lenders are   relying on the truth and accuracy of the foregoing representations and warranties in connection with any   Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the   acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.   The Borrower requests that Administrative Agent promptly notify each of the relevant   Lenders party to the Credit Agreement of this Discount Range Prepayment Notice.   [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]         23 Or such later date designated by the Administrative Agent and approved by the Borrower.   24 List multiple Tranches if applicable.   25 Insert applicable representation.

EXHIBIT O   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the undersigned has executed this Discount Range   Prepayment Notice as of the date first above written.   CORNERSTONE BUILDING BRANDS, INC.         By:   Name:   Title:      Enclosure: Form of Discount Range Prepayment Offer
              EXHIBIT P   to   TERM LOAN CREDIT AGREEMENT   FORM OF DISCOUNT RANGE PREPAYMENT OFFER      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]   Re: CORNERSTONE BUILDING BRANDS, INC.   Reference is made to (a) that certain Term Loan Credit Agreement dated as of [●], 2022   (together with all exhibits and schedules thereto and as the same may be amended, supplemented, waived   or otherwise modified from time to time, the “Credit Agreement”) among CORNERSTONE BUILDING   BRANDS, INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a   Delaware corporation) (together with its successors and assigns, the “Borrower”), the several banks and   other financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG   NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the   Lenders and as collateral agent for the Secured Parties (as defined therein) and (b) that certain Discount   Range Prepayment Notice, dated ______, 20__, from the Borrower (the “Discount Range Prepayment   Notice”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the   Credit Agreement.   The undersigned Lender hereby gives you irrevocable notice, pursuant to Subsection   4.4(l)(iii) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan   Prepayment on the following terms:   1. This Discount Range Prepayment Offer is available only for prepayment on the [Initial   Term Loans] [[and the] [●, 20●]26 Tranche[s]] held by the undersigned.   2. The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment   that may be made in connection with this offer shall not exceed (the “Submitted Amount”):   [Initial Term Loans – [$][●]]   [[●, 20●]27 Tranche[s] – [$][●]]   3. The percentage discount to par value at which such Discounted Term Loan Prepayment   may be made is [●]% (the “Submitted Discount”).      26 List multiple Tranches if applicable.   27 List multiple Tranches if applicable.

EXHIBIT P   to   TERM LOAN CREDIT AGREEMENT   Page 2                  The undersigned Lender hereby expressly consents and agrees to a prepayment of its [Initial Term Loans]   [[and its] [●, 20●]28 Tranche[s]] indicated above pursuant to Subsection 4.4(l) of the Credit Agreement at   a price equal to the Applicable Discount and in an aggregate Outstanding Amount not to exceed the   Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if   any, and as otherwise determined in accordance with and subject to the requirements of the Credit   Agreement.      The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come   into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known   to such Lender and that may be material to the decision by such Lender to accept the Discounted Term   Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on   Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective   Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan   Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none   of Holdings, the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates   shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the   extent permitted by law, any claims such Lender may have against Holdings, the Borrower, its   Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or   otherwise, with respect to the nondisclosure of the Excluded Information. The undersigned Lender   further acknowledges that the Excluded Information may not be available to the Administrative Agent or   the other Lenders.         28 List multiple Tranches if applicable.
EXHIBIT P   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer   as of the date first above written.      [ ]   By:    Name    Title:   By:    Name    Title:

              EXHIBIT Q   to   TERM LOAN CREDIT AGREEMENT      FORM OF SOLICITED DISCOUNTED PREPAYMENT NOTICE      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]   Re: CORNERSTONE BUILDING BRANDS, INC.   This Solicited Discounted Prepayment Notice is delivered to you pursuant to Subsection   4.4(l)(iv) of that certain Term Loan Credit Agreement dated as of [●], 2022 (together with all exhibits and   schedules thereto and as the same may be amended, supplemented, waived or otherwise modified from   time to time, the “Credit Agreement”) among CORNERSTONE BUILDING BRANDS, INC., a   Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW   YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders   and as collateral agent for the Secured Parties (as defined therein). Capitalized terms used herein and not   otherwise defined herein are used herein as defined in the Credit Agreement.   Pursuant to Subsection 4.4(l)(iv) of the Credit Agreement, the Borrower hereby requests   that [each Lender of the Initial Term Loans] [[and] each Lender of the [●, 20●]29 Tranche[s]] submit a   Solicited Discounted Prepayment Offer. Any Discounted Term Loan Prepayment made in connection   with this solicitation shall be subject to the following terms:   1. This Borrower Solicitation of Discounted Prepayment Offers is extended at the sole   discretion of the Borrower to each [Lender of the Initial Term Loans] [[and to each] Lender of the   [●, 20●]30 Tranche[s]].   2. The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment   that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment   Amount”):31   [Initial Term Loans – [$][●]]      29 List multiple Tranches if applicable.   30 List multiple Tranches if applicable.   31 Minimum of $5,000,000 and whole increments of $500,000 in the excess thereof.
EXHIBIT Q   to   TERM LOAN CREDIT AGREEMENT   Page 2                  [[●, 20●]32 Tranche[s] – [$][●]]   To make an offer in connection with this solicitation, you are required to deliver to the   Administrative Agent a Solicited Discounted Prepayment Offer on or before 5:00 p.m. New York City   time on the date that is three Business Days following delivery of this notice33 pursuant to Subsection   4.4(l)(iv) of the Credit Agreement.   The Borrower requests that Administrative Agent promptly notify each of the relevant   Lenders party to the Credit Agreement of this Solicited Discounted Prepayment Notice.   [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]         32 List multiple Tranches if applicable.   33 Or such later date as may be designated by the Administrative Agent and approved by the Borrower.

EXHIBIT Q   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment   Notice as of the date first above written.   CORNERSTONE BUILDING BRANDS, INC.         By:   Name:   Title:      Enclosure: Form of Solicited Discounted Prepayment Offer
              EXHIBIT R   to   TERM LOAN CREDIT AGREEMENT   FORM OF SOLICITED DISCOUNTED PREPAYMENT OFFER      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]      Re: CORNERSTONE BUILDING BRANDS, INC.   Reference is made to (a) that certain Term Loan Credit Agreement dated as of [●], 2022   (together with all exhibits and schedules thereto and as the same may be amended, supplemented, waived   or otherwise modified from time to time, the “Credit Agreement”) among CORNERSTONE BUILDING   BRANDS, INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a   Delaware corporation) (together with its successors and assigns, the “Borrower”), the several banks and   other financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG   NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the   Lenders and as collateral agent for the Secured Parties (as defined therein) and (b) that certain Solicited   Discounted Prepayment Notice, dated ______, 20__, from the Borrower (the “Solicited Discounted   Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the   meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not   defined therein, in the Credit Agreement.   To accept the offer set forth herein, you must submit an Acceptance and Prepayment   Notice on or before the third Business Day34 following your receipt of this notice.   The undersigned Lender hereby gives you irrevocable notice, pursuant to Subsection   4.4(l)(iv) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan   Prepayment on the following terms:   1. This Solicited Discounted Prepayment Offer is available only for prepayment on the   [Initial Term Loans][[and the] [●, 20●]35 Tranche[s]] held by the undersigned.   2. The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment   that may be made in connection with this offer shall not exceed (the “Offered Amount”):   [Initial Term Loans –[$][●]]         34 Or such later date as may be designated by the Administrative Agent and approved by the Borrower.   35 List multiple Tranches if applicable.

EXHIBIT R   to   TERM LOAN CREDIT AGREEMENT   Page 2                  [[●, 20●]36 Tranche[s] – [$][●]]   3. The percentage discount to par value at which such Discounted Term Loan Prepayment   may be made is [●]% (the “Offered Discount”).   The undersigned Lender hereby expressly consents and agrees to a prepayment of its   [Initial Term Loans] [[and its] [●, 20●]37 Tranche[s]] pursuant to Subsection 4.4(l) of the Credit   Agreement at a price equal to the Acceptable Discount and in an aggregate Outstanding Amount not to   exceed such Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited   Discount Proration, if any, and as otherwise determined in accordance with and subject to the   requirements of the Credit Agreement.   The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come   into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known   to such Lender and that may be material to the decision by such Lender to accept the Discounted Term   Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on   Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective   Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan   Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none   of Holdings, the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates   shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the   extent permitted by law, any claims such Lender may have against Holdings, the Borrower, its   Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or   otherwise, with respect to the nondisclosure of the Excluded Information. The undersigned Lender   further acknowledges that the Excluded Information may not be available to the Administrative Agent or   the other Lenders.         36 List multiple Tranches if applicable.   37 List multiple Tranches if applicable.
EXHIBIT R   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted   Prepayment Offer as of the date first above written.      [ ]   By:    Name    Title:      By:    Name    Title:

              EXHIBIT S   to   TERM LOAN CREDIT AGREEMENT   FORM OF SPECIFIED DISCOUNT PREPAYMENT NOTICE   DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]   Re: CORNERSTONE BUILDING BRANDS, INC.   This Specified Discount Prepayment Notice is delivered to you pursuant to Subsection   4.4(l)(ii) of that certain Term Loan Credit Agreement dated as of [●], 2022 (together with all exhibits and   schedules thereto and as the same may be amended, supplemented, waived or otherwise modified from   time to time, the “Credit Agreement”) among CORNERSTONE BUILDING BRANDS, INC., a   Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a Delaware   corporation) (together with its successors and assigns, the “Borrower”), the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG NEW   YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders   and as collateral agent for the Secured Parties (as defined therein). Capitalized terms used herein and not   otherwise defined herein are used herein as defined in the Credit Agreement.   Pursuant to Subsection 4.4(l)(ii) of the Credit Agreement, the Borrower hereby offers to   make a Discounted Term Loan Prepayment to each [Lender of the Initial Term Loans] [[and to each]   Lender of the [●, 20●]1 Tranche[s]] on the following terms:   1. This Borrower Offer of Specified Discount Prepayment is available only to each [Lender   of the Initial Term Loans] [[and to each] Lender of the [●, 20●]2 Tranche[s]].   2. The maximum aggregate Outstanding Amount of the Discounted Term Loan Prepayment   that will be made in connection with this offer shall not exceed [$][●] of the [Initial Term Loans]   [[and [$][●] of the] [●, 20●]3 Tranche[(s)] of Incremental Term Loans] (the “Specified Discount   Prepayment Amount”).4   3. The percentage discount to par value at which such Discounted Term Loan Prepayment   will be made is [●]% (the “Specified Discount”).   To accept this offer, you are required to submit to the Administrative Agent a Specified   Discount Prepayment Response on or before 5:00 p.m. New York City time on the date that is three (3)      1 List multiple Tranches if applicable.   2 List multiple Tranches if applicable.   3 List multiple Tranches if applicable.   4 Minimum of $5,000,000 and whole increments of $500,000 in excess thereof.
EXHIBIT S   to   TERM LOAN CREDIT AGREEMENT   Page 2                  Business Days following the date of delivery of this notice pursuant5 to Subsection 4.4(l)(ii) of the Credit   Agreement.   The Borrower hereby represents and warrants to the Administrative Agent [and the   Lenders] [[and] each Lender of the [●, 20●]6 Tranche[s]] as follows:   1. [At least ten Business Days have passed since the consummation of the most recent   Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the   applicable Discounted Prepayment Effective Date (or such shorter period as agreed to by the   Administrative Agent in its reasonable discretion).][At least three Business Days have passed   since the date the Borrower was notified that no Lender was willing to accept any prepayment of   any Term Loan at the Specified Discount, within the Discount Range or at any discount to par   value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the   date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made   by a Lender (or such shorter period as agreed to by the Administrative Agent in its reasonable   discretion).]7   The Borrower acknowledges that the Administrative Agent and the Lenders are relying   on the truth and accuracy of the foregoing representations and warranties in connection with their   decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the   acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.   The Borrower requests that Administrative Agent promptly notify each of the relevant   Lenders party to the Credit Agreement of this Specified Discount Prepayment Notice.   [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]      5 Or such later date as may be designated by the Administrative Agent and approved by the Borrower.   6 List multiple Tranches if applicable.   7 Insert applicable representation.

EXHIBIT S   to   TERM LOAN CREDIT AGREEMENT   Page 3                  IN WITNESS WHEREOF, the undersigned has executed this Specified Discount   Prepayment Notice as of the date first above written.   CORNERSTONE BUILDING BRANDS, INC.         By:   Name:   Title:      Enclosure: Form of Specified Discount Prepayment Response
              EXHIBIT T   to   TERM LOAN CREDIT AGREEMENT   FORM OF SPECIFIED DISCOUNT PREPAYMENT RESPONSE      DEUTSCHE BANK AG NEW YORK BRANCH,   as Administrative Agent under the   Credit Agreement referred to below      [DATE]      Attention: [ ]   Re: CORNERSTONE BUILDING BRANDS, INC.   Reference is made to (a) that certain Term Loan Credit Agreement dated as of [●], 2022   (together with all exhibits and schedules thereto and as the same may be amended, supplemented, waived   or otherwise modified from time to time, the “Credit Agreement”) among CORNERSTONE BUILDING   BRANDS, INC., a Delaware corporation (as successor by merger to Camelot Return Merger Sub, Inc., a   Delaware corporation) (together with its successors and assigns, the “Borrower”), the several banks and   other financial institutions from time to time party thereto (the “Lenders”) and DEUTSCHE BANK AG   NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the   Lenders and as collateral agent for the Secured Parties (as defined therein) and (b) that certain Specified   Discount Prepayment Notice, dated ______, 20__, from the Borrower (the “Specified Discount   Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein are used herein as   defined in the Credit Agreement.   The undersigned Lender hereby gives you irrevocable notice, pursuant to Subsection   4.4(l)(ii) of the Credit Agreement, that it is willing to accept a prepayment of the following Tranches of   Term Loans held by such Lender at the Specified Discount in an aggregate Outstanding Amount as   follows:   Initial Term Loans - [$][●]   The undersigned Lender hereby expressly consents and agrees to a prepayment of its   [Initial Term Loans][[and its] [●, 20●]1 Tranche[s]] pursuant to Subsection 4.4(l)(ii) of the Credit   Agreement at a price equal to the Specified Discount in the aggregate Outstanding Amount not to exceed   the amount set forth above, as such amount may be reduced in accordance with the Specified Discount   Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit   Agreement.   The undersigned Lender further acknowledges and agrees that (1) the Borrower may have, and may come   into possession of information regarding the Term Loans or the Loan Parties hereunder that is not known   to such Lender and that may be material to the decision by such Lender to accept the Discounted Term   Loan Prepayment (“Excluded Information”), (2) such Lender independently and, without reliance on   Holdings, the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective      1 List multiple Tranches if applicable.

EXHIBIT T   to   TERM LOAN CREDIT AGREEMENT   Page 2                  Affiliates, has made its own analysis and determination to participate in the Discounted Term Loan   Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information, and (3) none   of Holdings, the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates   shall have any liability to such Lender, and the undersigned Lender hereby waives and releases, to the   extent permitted by law, any claims such Lender may have against Holdings, the Borrower, its   Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or   otherwise, with respect to the nondisclosure of the Excluded Information. The undersigned Lender   further acknowledges that the Excluded Information may not be available to the Administrative Agent or   the other Lenders.   [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]
ANNEX 5                     IN WITNESS WHEREOF, the undersigned has executed this Specified Discount   Prepayment Response as of the date first above written.      [ ]         By:    Name    Title:   By:    Name    Title: